     Annual
     Report
                                                               December 31, 2001



FRANKLIN TEMPLETON

VARIABLE INSURANCE

PRODUCTS TRUST


[LOGO OF FRANKLIN TEMPLETON
   INVESTMENTS]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT TABLE OF CONTENTS

              Letter to Contract Owners.......................   2
              A Word About Risk...............................   5
              Important Notes to Performance Information......   6
              Fund Summaries
               Franklin Aggressive Growth Securities Fund.....   7
               Franklin Global Communications Securities Fund.  11
               Franklin Global Health Care Securities Fund....  15
               Franklin Growth and Income Securities Fund.....  19
               Franklin High Income Fund......................  25
               Franklin Income Securities Fund................  29
               Franklin Large Cap Growth Securities Fund......  35
               Franklin Money Market Fund.....................  41
               Franklin Natural Resources Securities Fund.....  43
               Franklin Real Estate Fund......................  47
               Franklin Rising Dividends Securities Fund......  53
               Franklin S&P 500 Index Fund....................  59
               Franklin Small Cap Fund........................  65
               Franklin Technology Securities Fund............  71
               Franklin U.S. Government Fund..................  77
               Franklin Value Securities Fund.................  81
                 Prospectus Supplement........................  86
               Franklin Zero Coupon Funds.....................  87
               Mutual Discovery Securities Fund...............  91
               Mutual Shares Securities Fund..................  97
                 Prospectus Supplement........................ 103
               Templeton Asset Strategy Fund.................. 105
               Templeton Developing Markets Securities Fund... 111
               Templeton Global Income Securities Fund........ 119
               Templeton Growth Securities Fund............... 125
                 Prospectus Supplement........................ 130
               Templeton International Securities Fund........ 131
               Templeton International Smaller Companies Fund. 137
              Report of Special Meeting of Shareholders....... 141
              Index Descriptions.............................. 143
              Financial Highlights & Statements of Investments 149
              Financial Statements............................ 250
              Notes to Financial Statements................... 271
              Independent Auditors' Report.................... 292
              Tax Designation................................. 293
              Trustees and Officers........................... 294

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.


ALLZ1 A01 02/02 ALLIANZ

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2001. During the 12 months under review, gross domestic product (GDP) slowed from a respectable 1.3% annualized growth rate in the first quarter to an estimated 0.2% in the fourth quarter of 2001. Indeed, the National Bureau of Economic Research signaled that the country had been in a recession since March 2001. The year 2001 witnessed a series of developments that contributed to the national and global economic slowdown. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with substantial declines in industrial production, employment opportunities and consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system and air transportation industry, and the ensuing war clearly accelerated the contraction. Before the year's end, however, figures reflecting controlled inflation, reduced energy costs and a post-September 11 rally in the equity markets helped shed positive light on a difficult year.

Eleven interest rate reductions by the Federal Reserve Board (the Fed) lowered the federal funds target rate from 6.50% at the beginning of the year to 1.75% by December 31, 2001 -- a low not seen since 1961. As a result, the increases in the money supply encouraged bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused crude oil prices to slip to a two-year low in November. Inflation, as measured by the Consumer Price Index, rose just 1.9% for the year, compared with the 3.5% increase in 2000.

The decline in U.S. growth affected Europe's, Asia's and Latin America's growth rates as these regions' export demand diminished. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to a 0.1% annualized rate in the third quarter of 2001. In response, the European Central Bank also cut interest rates during the year, although at a slower pace than the U.S. Fed's. Despite Japan's massive fiscal spending and a return to a zero interest-rate policy by its central bank, the country's structural problems remained. Asia's export dependent economies suffered directly from the U.S. technology slowdown, as worldwide industrial production declined during the period. One exception was China; its economy continued robust growth. In Latin America, Argentina's economic woes worsened despite the government's efforts to control its debt crisis. During the reporting period, Mexico's economy slowed in tandem with that of the U.S., although the Mexican equity market was the best performing Latin American market.

U.S. securities markets struggled for most of 2001 and experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Following the September 11 attacks, investors' risk aversion increased and many consumers retrenched owing to increased uncertainty about personal safety and current income. By the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the crash of 1987. In December, however, the equity markets demonstrated some positive signs of recovery. At the close of the year, the Standard & Poor's 500 Composite
Index (S&P 500(R)), the Dow Jones Industrial Average (the Dow(R)) and the Nasdaq Composite Index (Nasdaq(R)) were up 19%, 22% and 37%, respectively, from September 21 lows. For the 12 months under review, the indexes returned -11.88%, -5.46% and -20.13%, respectively./1/ Value investments generally outperformed growth investments, continuing the trend begun in 2000. Additionally, small companies outperformed large companies during the reporting period.

In the U.S., bonds generally outperformed the major stock markets, as falling interest rates resulted in rising prices. Although they experienced considerable volatility, high yield corporate bonds, under pressure from slowing corporate growth and rising default rates, did not keep pace with other fixed income asset classes. International bond markets enjoyed positive returns in local currency terms, as most major central banks lowered interest rates. Emerging market bond prices, excluding Argentina's, benefited from relatively sound economic policies in most countries.

Although the exact timing of the expected economic recovery is difficult to determine, there are very clear sources of economic stimulus in the pipeline. Most notably, the fiscal and monetary response has been


1. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

powerful. The housing sector remained a stable force as housing starts continued to climb. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. At year-end, announcements of business inventory reduction and information-technology related productivity growth increases also contributed to the encouraging news.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                     FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

--------------------------------------------------------------------------------

The 12-month period ended December 31, 2001, was difficult for equity investors. Most major market indexes declined during the year in the face of economic uncertainty and political unrest. Worldwide economic growth decelerated, in large part due to the overcapacity built by excessive corporate spending in the late 1990s, especially in the areas of technology and telecommunications. Due in part to this overcapacity, manufacturing utilization rates and employment levels dropped during the Fund's fiscal year, impacting many segments of the economy. The Federal Reserve Board (the Fed) took action throughout the year to re-accelerate the economy, reducing the federal funds target rate 11 times from 6.50% on December 31, 2000, to 1.75% at period-end. The increased liquidity generated by the cuts had little impact on the economy during the first three quarters, and the September 11 terrorist attacks only further stalled corporate and consumer spending. The economy stabilized somewhat in the fourth quarter of the year, as housing starts were strong, jobless claims growth decelerated, and retail sales were better than expected.

Given the difficult economic backdrop, equity markets were extremely volatile over the past 12 months. Several short-lived, but dramatic, market rallies could not overcome stock prices' downward bias during the year. Franklin Aggressive Growth Securities Fund performed poorly on both absolute and relative bases over the past year, underperforming the -19.63% decline of its benchmark, the Russell 3000 Growth Index. Overall, value stocks decidedly outperformed growth during the period, as evidenced by the slight 4.33% decline in the Russell 3000 Value Index./1 Defensive sectors, such as tobacco, lenders, insurance, pharmaceuticals and health care services performed well during the period, while technology and telecommunications were particularly weak and energy stocks turned in a mixed performance. /

During the 12-month period, we continued to follow our disciplined strategy of identifying and investing in what we considered the best-positioned growth companies in a variety of industries. The technology

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Portfolio Breakdown
Franklin Aggressive Growth
Securities Fund
Based on Total Net Assets
12/31/01

Electronic Technology 23.1%

Technology Services 14.4%

Health Technology 13.2%

Retail Trade 9.0%

Consumer Services 8.8%

Commercial Services 5.6%

Transportation 3.8%

Finance 3.3%

Health Services 2.8%

Distribution Services 1.9%

Communications 1.5%

Industrial Services 1.5%

Producer Manufacturing 0.9%

Short-Term Investments & Other Net Assets 10.2% sector is still an area of growth, in our opinion, and during the year we found attractive investment opportunities in semiconductors, semiconductor capital equipment and data services. At the same time, we reduced our exposure to computer hardware and computer software, given what we assessed as very low visibility and excessive valuations.

The Fund's exposure to technology stocks during the year negatively impacted Fund performance. Our investment style favors companies with superior long-term growth rates. While we think many technology companies still have tremendous long-term potential, growth rates declined dramatically in the short term, and this weighed heavily on many companies' share prices. We were overly optimistic about the timing of an economic recovery, and we certainly regret not being more heavily invested in more defensive sectors during the period. However, our optimism did pay off late in the year, as investors seemed to become more enthusiastic about the prospects for economic strength in 2002.

Outside of technology, we remained optimistic about health care, consumer services and transportation. We increased our exposure to retail stocks late in the year, as we felt investors became overly pessimistic about the Christmas selling season and the health of consumer spending. These investments have performed well so far, and we expect select retail stocks to continue to be solid investments into 2002.

Looking forward, we are hopeful that a recovery is under way, and will continue to look for further signs of economic stability and strength. Thus, we have worked to position the Fund to benefit from economic growth. We expect volatility to continue during the recovery, especially in light of the ongoing conflict in Afghanistan, and we will continue seeking to take advantage of any volatility to buy stocks of what we consider well-positioned growth companies at attractive valuations./ /

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




 Top 10 Holdings
 Franklin Aggressive Growth Securities Fund
 12/31/01

                        Company               % of Total
                        Sector/Industry       Net Assets
                        --------------------------------

                        Concord EFS Inc.         3.1%
                        Commercial Services

                        Abercrombie &
                        Fitch Co., A             2.9%
                        Retail Trade

                        Caremark RX Inc.         2.8%
                        Health Services

                        Exult Inc.               2.5%
                        Commercial Services

                        Tektronix Inc.           2.5%
                        Electronic Technology

                        Cost Plus Inc.           2.4%
                        Retail Trade

                        Entravision
                        Communications Corp.     2.4%
                        Consumer Services

                        Forward Air Corp.        2.3%...
                        Transportation

                        Affiliated Computer
                        Services Inc., A         2.3%
                        Technology Services

                        Abgenix Inc.             2.1%
                        Health Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense limitations increased the Fund's total returns.

 Franklin Aggressive Growth Securities Fund - Class 1
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -22.67%  -41.31%
                 Average Annual Total Return -22.67%  -27.34%
                 Value of $10,000 Investment  $7,733   $5,869

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (5/1/00-12/31/01)

The graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1, the Standard & Poor's 500 Index and the Russell 3000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (6)
This graph compares the performance of Franklin Global Health Care Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500** and the S&P Health Care Composite Index** from 5/1/98-12/31/01.

GRAPHIC MATERIAL (1)
The following line graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1 with that of the S&P 500* and Russell 3000 Growth Index*, based on a $10,000 investment from 5/1/00 to 12/31/01.

                                Franklin
                              Aggressive                      Russell
                                  Growth                         3000
                       Securities Fund -       S&P 500         Growth
                                 Class I         Index          Index
---------------------------------------------------------------------
        05/01/2000               $10,000       $10,000        $10,000
        05/31/2000                $9,350        $9,795         $9,471
        06/30/2000               $11,210       $10,037        $10,222
        07/31/2000               $11,240        $9,880         $9,764
        08/31/2000               $12,400       $10,494        $10,658
        09/30/2000               $11,910        $9,940         $9,681
        10/31/2000               $10,511        $9,898         $9,200
        11/30/2000                $7,560        $9,118         $7,823
        12/31/2000                $7,591        $9,163         $7,622
        01/31/2001                $8,551        $9,488         $8,155
        02/28/2001                $6,481        $8,624         $6,789
        03/31/2001                $5,621        $8,078         $6,059
        04/30/2001                $6,351        $8,705         $6,824
        05/31/2001                $6,311        $8,763         $6,742
        06/30/2001                $6,270        $8,550         $6,612
        07/31/2001                $5,940        $8,466         $6,419
        08/31/2001                $5,399        $7,937         $5,902
        09/30/2001                $4,387        $7,297         $5,289
        10/31/2001                $4,908        $7,436         $5,581
        11/30/2001                $5,649        $8,006         $6,112
        12/31/2001                $5,869        $8,077         $6,126

Total Return                     -41.31%       -19.23%        -38.74%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Aggressive Growth Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             9
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. Past expense limitations increased the Fund's total returns.

 Franklin Aggressive Growth Securities Fund - Class 2*
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -22.81%  -41.41%
                 Average Annual Total Return -22.81%  -27.41%
                 Value of $10,000 Investment  $7,719   $5,859

* Because Class 2 shares were not offered until 2/12/01, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 2/12/01, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 2/12/01 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -21.67% and -24.18%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (5/1/00-12/31/01)

The graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Russell 3000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (2)
The following line graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 2* with that of the S&P 500** and Russell 3000 Growth Index**, based on a $10,000 investment from 5/1/00 to 12/31/01.


                               Franklin
                             Aggressive                      Russell
                                 Growth                         3000
                      Securities Fund -       S&P 500         Growth
                               Class II         Index          Index
--------------------------------------------------------------------
       05/01/2000               $10,000       $10,000        $10,000
       05/31/2000                $9,350        $9,795         $9,471
       06/30/2000               $11,210       $10,037        $10,222
       07/31/2000               $11,240        $9,880         $9,764
       08/31/2000               $12,400       $10,494        $10,658
       09/30/2000               $11,910        $9,940         $9,681
       10/31/2000               $10,511        $9,898         $9,200
       11/30/2000                $7,560        $9,118         $7,823
       12/31/2000                $7,591        $9,163         $7,622
       01/31/2001                $8,551        $9,488         $8,155
       02/28/2001                $6,481        $8,624         $6,789
       03/31/2001                $5,621        $8,078         $6,059
       04/30/2001                $6,341        $8,705         $6,824
       05/31/2001                $6,311        $8,763         $6,742
       06/30/2001                $6,260        $8,550         $6,612
       07/31/2001                $5,930        $8,466         $6,419
       08/31/2001                $5,389        $7,937         $5,902
       09/30/2001                $4,378        $7,297         $5,289
       10/31/2001                $4,898        $7,436         $5,581
       11/30/2001                $5,640        $8,006         $6,112
       12/31/2001                $5,859        $8,077         $6,126

Total Return                     -41.41%       -19.23%        -38.74%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.
Franklin Aggressive Growth Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


10
              Past performance does not guarantee future results.

                                 FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of communications companies that are primarily engaged in the development, manufacture or sale of communications services and communications equipment in any nation, including the U.S. and emerging markets.

--------------------------------------------------------------------------------

The year ended December 31, 2001, was difficult for global equity markets as slowing profit growth and extended valuations took their toll on stock prices. The communications sector was not immune to these forces. Many companies within this sector saw their stocks decline over the past 12 months, and the Nasdaq Telecommunications Index fell 57.42% for the year under review./1/ Franklin Global Communications Securities Fund outperformed the index during the period, largely due to its relatively conservative portfolio positioning.

At the end of the period, the U.S. continued to represent the Fund's highest country weighting, due to companies that in our view have a combination of attractive valuations and management teams focused on shareholder value. The U.S. dollar's relative strength during the period also was a factor as it made foreign investments appear less attractive. Europe was the second-largest geographic weighting, although several of our larger positions there, such as Vodafone and Telefonica, are truly global companies. Our Asian investments were confined to China, Japan and South Korea, and the Fund's exposure to Latin America remained minimal.

As the telecommunications industry works to rationalize assets and product offerings, we believe incumbent providers continue to be well-positioned to benefit from this trend. The Fund has large positions in SBC Communications and BellSouth, as we believe they are fundamentally strong companies with some of the best assets in the industry. We think their most important assets are the direct connections to their customers for which they receive steady cash flows that can be reinvested into new business opportunities. In our opinion, the resources necessary to recreate the local networks of such companies would be prohibitively expensive and serve to keep intense competition at bay. These two companies' management teams have proven themselves to be

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Franklin Global Communications
Securities Fund
Based on Total Net Assets
12/31/01

Americas 71.6%
Europe 9.7%
Asia 6.4%
Short-Term Investments & Other Net Assets 12.3% strong operators focused on creating shareholder value, in our opinion. During the reporting period, their stocks were trading toward the lower end of their historical valuation ranges, and we believe they offer strong potential for the year ahead.

During the period, we continued attempting to provide broad exposure to the communications sector and purchase what we believe are quality companies at reasonable valuations, and we initiated a position in Entravision Communications. The Fund's exposure to the publishing industry was limited over the reporting period, but we monitored this area closely. We considered this industry's valuations to be relatively high as investors seemed to extrapolate the strong advertising market over the past several years into the future. Many publishing companies were developing new methods of delivering their content that may allow them to tap new markets in the years to come.

Looking forward, we are optimistic regarding the coming year, and we remain committed to our philosophy of seeking outstanding investment opportunities through fundamental research. The past year was a very difficult period for global equity markets, which, in our opinion, should be viewed positively by long-term investors as most stocks are now trading at much lower prices. We believe investing in the communications sector will reward investors who hold a long-term view.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.


                      Top 10 Holdings
                      Franklin Global Communications
                      Securities Fund
                      12/31/01
                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      -----------------------------------

                      SBC Communications Inc.      4.9%
                      Major
                      Telecommunications, U.S.

                      BellSouth Corp.              4.9%
                      Major
                      Telecommunications, U.S.

                      Vodafone Group PLC, ADR      4.7%
                      Wireless Communications,
                      U.K.

                      Sprint Corp. (FON Group)     4.4%
                      Major
                      Telecommunications, U.S.

                      Western Wireless Corp., A    3.5%
                      Wireless Communications,
                      U.S.

                      CenturyTel Inc.              3.1%
                      Specialty
                      Telecommunications, U.S.

                      Alltel Corp.                 3.0%
                      Major
                      Telecommunications, U.S.

                      Tektronix Inc.               2.9%
                      Electronic Equipment/
                      Instruments, U.S.

                      AT&T Corp.                   2.9%
                      Major
                      Telecommunications, U.S.

                      AT&T Wireless                2.9%
                      Services Inc.
                      Wireless Communications,
                      U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


   Franklin Global Communications Securities Fund - Class 1
   Periods ended 12/31/01
                                                                      Since
                                                                    Inception
                                       1-Year      5-Year   10-Year (1/24/89)
   --------------------------------------------------------------------------
   Cumulative Total Return          -29.24%      -6.64%     +40.65% +114.86%
   Average Annual Total Return      -29.24%      -1.36%      +3.47%   +6.09%
   Value of $10,000 Investment       $7,076      $9,336     $14,065  $21,486

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Global Communications Securities Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (3)
This graph compares the performance of Franklin Global Communications Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 1/1/92-12/31/01.


                              Franklin Global
                         Communications Securities                   S&P
              825             Fund - Class I                         500
--------------------------------------------------------------------------
       01/01/1992                 $10,000                          $10,000
       01/31/1992                  $9,661                           $9,814
       02/29/1992                  $9,641                           $9,941
       03/31/1992                  $9,580                           $9,748
       04/30/1992                  $9,865                          $10,033
       05/31/1992                 $10,055                          $10,083
       06/30/1992                 $10,176                           $9,932
       07/31/1992                 $10,723                          $10,338
       08/31/1992                 $10,681                          $10,127
       09/30/1992                 $10,729                         $10,246
       10/31/1992                 $10,659                          $10,281
       11/30/1992                 $10,673                          $10,631
       12/31/1992                 $10,957                          $10,761
       01/31/1993                 $11,130                          $10,852
       02/28/1993                 $11,733                          $10,999
       03/31/1993                 $11,837                          $11,231
       04/30/1993                 $11,844                          $10,960
       05/31/1993                 $11,796                          $11,252
       06/30/1993                 $12,083                          $11,285
       07/31/1993                 $12,324                          $11,240
       08/31/1993                 $12,663                          $11,666
       09/30/1993                 $12,599                          $11,576
       10/31/1993                 $12,521                          $11,815
       11/30/1993                 $11,928                          $11,703
       12/31/1993                 $12,111                          $11,845
       01/31/1994                 $11,864                          $12,248
       02/28/1994                 $11,264                          $11,916
       03/31/1994                 $10,869                          $11,397
       04/30/1994                 $11,123                          $11,543
       05/31/1994                 $10,543                          $11,731
       06/30/1994                 $10,138                          $11,444
       07/31/1994                 $10,658                          $11,819
       08/31/1994                 $10,762                          $12,303
       09/30/1994                 $10,495                          $12,002
       10/31/1994                 $10,698                          $12,271
       11/30/1994                 $10,758                          $11,825
       12/31/1994                 $10,714                          $12,000
       01/31/1995                 $11,338                          $12,310
       02/28/1995                 $11,382                          $12,789
       03/31/1995                 $11,218                          $13,167
       04/30/1995                 $11,456                          $13,554
       05/31/1995                 $12,087                          $14,095
       06/30/1995                 $12,075                          $14,422
       07/31/1995                 $12,100                          $14,899
       08/31/1995                 $12,217                          $14,936
       09/30/1995                 $12,908                          $15,566
       10/31/1995                 $13,199                          $15,510
       11/30/1995                 $13,419                          $16,190
       12/31/1995                 $14,071                          $16,502
       01/31/1996                 $14,323                          $17,063
       02/29/1996                 $14,064                          $17,222
       03/31/1996                 $14,056                          $17,387
       04/30/1996                 $13,765                          $17,643
       05/31/1996                 $14,072                          $18,096
       06/30/1996                 $14,694                          $18,165
       07/31/1996                 $13,922                          $17,362
       08/31/1996                 $14,220                          $17,729
       09/30/1996                 $14,303                          $18,725
       10/31/1996                 $14,766                          $19,242
       11/30/1996                 $15,032                          $20,694
       12/31/1996                 $15,065                          $20,285
       01/31/1997                 $15,389                          $21,550
       02/28/1997                 $15,372                          $21,721
       03/31/1997                 $14,866                          $20,830
       04/30/1997                 $14,725                          $22,072
       05/31/1997                 $15,661                          $23,414
       06/30/1997                 $16,175                          $24,462
       07/31/1997                 $16,560                          $26,407
       08/31/1997                 $15,997                          $24,928
       09/30/1997                 $16,834                          $26,292
       10/31/1997                 $16,552                          $25,414
       11/30/1997                 $17,652                          $26,591
       12/31/1997                 $19,099                          $27,048
       01/31/1998                 $18,516                          $27,345
       02/28/1998                 $19,324                          $29,317
       03/31/1998                 $20,789                          $30,818
       04/30/1998                 $20,121                          $31,129
       05/31/1998                 $19,632                          $30,594
       06/30/1998                 $20,341                          $31,836
       07/31/1998                 $19,749                          $31,499
       08/31/1998                 $18,420                          $26,950
       09/30/1998                 $19,416                          $28,678
       10/31/1998                 $19,791                          $31,009
       11/30/1998                 $20,258                          $32,888
       12/31/1998                 $21,235                          $34,783
       01/31/1999                 $20,912                          $36,237
       02/28/1999                 $20,050                          $35,110
       03/31/1999                 $20,341                          $36,514
       04/30/1999                 $21,826                          $37,927
       05/31/1999                 $22,221                          $37,032
       06/30/1999                 $23,157                          $39,087
       07/31/1999                 $23,020                          $37,868
       08/31/1999                 $22,461                          $37,678
       09/30/1999                 $22,532                          $36,646
       10/31/1999                 $24,450                          $38,966
       11/30/1999                 $26,154                          $39,757
       12/31/1999                 $29,609                          $42,098
       01/31/2000                 $29,597                          $39,985
       02/29/2000                 $32,240                          $39,229
       03/31/2000                 $32,634                          $43,066
       04/30/2000                 $28,678                          $41,770
       05/31/2000                 $26,579                          $40,913
       06/30/2000                 $28,647                          $41,924
       07/31/2000                 $26,702                          $41,270
       08/31/2000                 $27,973                          $43,833
       09/30/2000                 $25,766                          $41,518
       10/31/2000                 $25,062                          $41,344
       11/30/2000                 $20,100                          $38,086
       12/31/2000                 $19,883                          $38,273
       01/31/2001                 $22,352                          $39,631
       02/28/2001                 $17,737                          $36,021
       03/31/2001                 $15,528                          $33,741
       04/30/2001                 $17,334                          $36,359
       05/31/2001                 $16,778                          $36,603
       06/30/2001                 $16,176                          $35,713
       07/31/2001                 $15,828                          $35,363
       08/31/2001                 $14,375                          $33,153
       09/30/2001                 $13,085                          $30,478
       10/31/2001                 $13,024                          $31,060
       11/30/2001                 $13,864                          $33,442
       12/31/2001                 $14,065                          $33,736

Total Return                        40.65%                          237.36%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             13
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Communications Securities Fund - Class 2*
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                      1-Year  5-Year 10-Year (1/24/89)
          ------------------------------------------------------------
          Cumulative Total Return     -29.40% -7.28% +39.68% +113.37%
          Average Annual Total Return -29.40% -1.50%  +3.40%   +6.03%
          Value of $10,000 Investment  $7,060 $9,272 $13,968  $21,337


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -36.03% and -13.91%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Global Communications Securities Fund - Class 2* and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (4)
This graph compares the performance of Franklin Global Communications Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index** from 1/1/92-12/31/01.

                                Franklin Global
                                Communications
                               Securities Fund -             S&P
                                    Class II                 500
------------------------------------------------------------------
        01/01/1992                  $10,000                $10,000
        01/31/1992                   $9,661                 $9,814
        02/29/1992                   $9,641                 $9,941
        03/31/1992                   $9,580                 $9,748
        04/30/1992                   $9,865                $10,033
        05/31/1992                  $10,055                $10,083
        06/30/1992                  $10,176                 $9,932
        07/31/1992                  $10,723                $10,338
        08/31/1992                  $10,681                $10,127
        09/30/1992                  $10,729                $10,246
        10/31/1992                  $10,659                $10,281
        11/30/1992                  $10,673                $10,631
        12/31/1992                  $10,957                $10,761
        01/31/1993                  $11,130                $10,852
        02/28/1993                  $11,733                $10,999
        03/31/1993                  $11,837                $11,231
        04/30/1993                  $11,844                $10,960
        05/31/1993                  $11,796                $11,252
        06/30/1993                  $12,083                $11,285
        07/31/1993                  $12,324                $11,240
        08/31/1993                  $12,663                $11,666
        09/30/1993                  $12,599                $11,576
        10/31/1993                  $12,521                $11,815
        11/30/1993                  $11,928                $11,703
        12/31/1993                  $12,111                $11,845
        01/31/1994                  $11,864                $12,248
        02/28/1994                  $11,264                $11,916
        03/31/1994                  $10,869                $11,397
        04/30/1994                  $11,123                $11,543
        05/31/1994                  $10,543                $11,731
        06/30/1994                  $10,138                $11,444
        07/31/1994                  $10,658                $11,819
        08/31/1994                  $10,762                $12,303
        09/30/1994                  $10,495                $12,002
        10/31/1994                  $10,698                $12,271
        11/30/1994                  $10,758                $11,825
        12/31/1994                  $10,714                $12,000
        01/31/1995                  $11,338                $12,310
        02/28/1995                  $11,382                $12,789
        03/31/1995                  $11,218                $13,167
        04/30/1995                  $11,456                $13,554
        05/31/1995                  $12,087                $14,095
        06/30/1995                  $12,075                $14,422
        07/31/1995                  $12,100                $14,899
        08/31/1995                  $12,217                $14,936
        09/30/1995                  $12,908                $15,566
        10/31/1995                  $13,199                $15,510
        11/30/1995                  $13,419                $16,190
        12/31/1995                  $14,071                $16,502
        01/31/1996                  $14,323                $17,063
        02/29/1996                  $14,064                $17,222
        03/31/1996                  $14,056                $17,387
        04/30/1996                  $13,765                $17,643
        05/31/1996                  $14,072                $18,096
        06/30/1996                  $14,694                $18,165
        07/31/1996                  $13,922                $17,362
        08/31/1996                  $14,220                $17,729
        09/30/1996                  $14,303                $18,725
        10/31/1996                  $14,766                $19,242
        11/30/1996                  $15,032                $20,694
        12/31/1996                  $15,065                $20,285
        01/31/1997                  $15,389                $21,550
        02/28/1997                  $15,372                $21,721
        03/31/1997                  $14,866                $20,830
        04/30/1997                  $14,725                $22,072
        05/31/1997                  $15,661                $23,414
        06/30/1997                  $16,175                $24,462
        07/31/1997                  $16,560                $26,407
        08/31/1997                  $15,997                $24,928
        09/30/1997                  $16,834                $26,292
        10/31/1997                  $16,552                $25,414
        11/30/1997                  $17,652                $26,591
        12/31/1997                  $19,099                $27,048
        01/31/1998                  $18,516                $27,345
        02/28/1998                  $19,324                $29,317
        03/31/1998                  $20,789                $30,818
        04/30/1998                  $20,121                $31,129
        05/31/1998                  $19,632                $30,594
        06/30/1998                  $20,341                $31,836
        07/31/1998                  $19,749                $31,499
        08/31/1998                  $18,420                $26,950
        09/30/1998                  $19,416                $28,678
        10/31/1998                  $19,791                $31,009
        11/30/1998                  $20,258                $32,888
        12/31/1998                  $21,235                $34,783
        01/31/1999                  $20,912                $36,237
        02/28/1999                  $20,040                $35,110
        03/31/1999                  $20,321                $36,514
        04/30/1999                  $21,796                $37,927
        05/31/1999                  $22,201                $37,032
        06/30/1999                  $23,116                $39,087
        07/31/1999                  $22,977                $37,868
        08/31/1999                  $22,417                $37,678
        09/30/1999                  $22,488                $36,646
        10/31/1999                  $24,382                $38,966
        11/30/1999                  $26,086                $39,757
        12/31/1999                  $29,516                $42,098
        01/31/2000                  $29,505                $39,985
        02/29/2000                  $32,136                $39,229
        03/31/2000                  $32,519                $43,066
        04/30/2000                  $28,574                $41,770
        05/31/2000                  $26,474                $40,913
        06/30/2000                  $28,526                $41,924
        07/31/2000                  $26,580                $41,270
        08/31/2000                  $27,851                $43,833
        09/30/2000                  $25,659                $41,518
        10/31/2000                  $24,938                $41,344
        11/30/2000                  $19,990                $38,086
        12/31/2000                  $19,780                $38,273
        01/31/2001                  $22,241                $39,631
        02/28/2001                  $17,642                $36,021
        03/31/2001                  $15,442                $33,741
        04/30/2001                  $17,225                $36,359
        05/31/2001                  $16,672                $36,603
        06/30/2001                  $16,067                $35,713
        07/31/2001                  $15,720                $35,363
        08/31/2001                  $14,291                $33,153
        09/30/2001                  $12,985                $30,478
        10/31/2001                  $12,924                $31,060
        11/30/2001                  $13,761                $33,442
        12/31/2001                  $13,968                $33,736

Total Return                          39.68%                237.36%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


14
              Past performance does not guarantee future results.

                                    FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND
--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Global Health Care Securities Fund seeks capital appreciation. The Fund invests primarily in U.S. and foreign equity securities of companies in the health care sector.

--------------------------------------------------------------------------------

The year ended December 31, 2001, was difficult for equity investors as gross domestic product (GDP) grew at just a 0.2% annualized rate in the fourth quarter of 2001, down from a 1.9% annualized growth rate a year earlier. This GDP deceleration occurred despite 11 interest rate reductions by the Federal Reserve Board that lowered the federal funds target rate to 1.75%, from 6.50% at the beginning of 2001. Unfortu-nately, the health care sector did not offer the safe haven it has pro-vided investors during past economic contractions. After a spectacular year in 2000, health care stocks declined in 2001 as uncertainty spread to most economic sectors. The Standard & Poor's 500 Composite Index fell 11.88% during the year under review, and the Fund's benchmark index, the Standard & Poor's Health Care Composite Index, returned -12.21% during the same period./1 /

On December 31, 2001, health technology remained the Fund's largest industry weighting, representing 76.2% of total net assets. This group was quite volatile throughout the year, as these stocks tend to trade in line with technology stocks. Several landmark events took place during the year. For example, early in 2001, Amgen won a key court battle against smaller company Transkaryotic Therapies over the patents on its leading compound Epogen. This case had implications for the strength of intellectual property rights across the biotechnology industry. There were a number of acquisitions in the industry including MedImmune's purchase of Aviron, Millenium Pharmaceuticals' acquisition of COR Therapeutics and Amgen's merger with Immunex. We remain very positive on the biotechnology industry's fundamentals and look forward to its increasing maturity over the coming years.

During the reporting period, we reduced our exposure to large capitalization pharmaceuticals in anticipation of increased competition from generic drug companies brought on by patent expirations. We raised our weighting in generic and specialty pharmaceuticals because we believed they offered better growth prospects and attractive valuations. One name we like is the generic pharmaceutical manufacturer, Andrx Group. In our opinion, this company should

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

 Top 10 Holdings
 Franklin Global Health Care Securities Fund
 12/31/01

                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      ------------------------------------

                      Pharmacia Corp.              5.8%
                      Health Technology, U.S.

                      Pfizer Inc.                  5.8%
                      Health Technology, U.S.

                      Amgen Inc.                   4.3%
                      Health Technology, U.S.

                      Caremark RX Inc.             3.8%
                      Health Services, U.S.

                      King Pharmaceuticals Inc.    3.7%
                      Health Technology, U.S.

                      ICN Pharmaceuticals Inc.     3.2%
                      Health Technology, U.S.

                      Shire Pharmaceuticals
                      Group PLC, ADR               3.2%
                      Health Technology, U.K.

                      Triad Hospitals Inc.         3.1%
                      Health Services, U.S.

                      Laboratory Corp. of
                      America Holdings             3.1%
                      Health Services, U.S.

                      Baxter International Inc.    3.1%
                      Health Technology, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

benefit from the largest generic-drug opportunity ever when the drug Prilosec loses its patent protection in 2002.

In the health care services group, we remained positive on Tenet Healthcare, one of the nation's largest hospital operators. Tenet continued to benefit from improved Medicare and commercial pricing trends, and the company has used its accelerating cash flow to pay down debt and invest in growth areas of the business. We also found value in pharmaceutical benefit managers after a sell-off in the latter part of 2001, and we purchased shares of Caremark RX due to its mail order services and specialty distribution, two of the market's fastest growing areas.

Looking forward, we believe there is significant opportunity in the health care sector given favorable long-term fundamentals. In our opinion, the aging baby boom generation should drive increased utilization of health care products and services for the foreseeable future. We will continue to use our disciplined bottom-up approach as we seek to discover new investment ideas we believe are undervalued in the market.

 On November 20, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Global Health Care Securities Fund (Fund) into Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2002.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Health Care Securities Fund - Class1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return     -13.18% +37.70%  +47.47%
             Average Annual Total Return -13.18% +11.25%  +11.16%
             Value of $10,000 Investment  $8,682 $13,770  $14,747


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/01)

The graph compares the performance of Franklin Global Health Care Securities Fund - Class 1, the Standard & Poor's 500 Index and the Standard & Poor's Health Care Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (5)
This graph compares the performance of Franklin Global Health Care Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500* and the S&P Health Care Composite Index* from 5/1/98-12/31/01.

                       Franklin
                         Global
                    Health Care                   S&P Health
                     Securities                         Care
                         Fund -                    Composite
                        Class I        S&P 500         Index
------------------------------------------------------------
     05/01/1998         $10,000        $10,000       $10,000
     05/31/1998          $9,560         $9,828        $9,807
     06/30/1998         $10,070        $10,227       $10,524
     07/31/1998          $9,630        $10,119       $10,580
     08/31/1998          $8,259         $8,657        $9,392
     09/30/1998          $9,319         $9,212       $10,506
     10/31/1998          $9,429         $9,961       $10,887
     11/30/1998         $10,089        $10,565       $11,552
     12/31/1998         $10,708        $11,174       $12,050
     01/31/1999         $10,819        $11,641       $12,109
     02/28/1999          $9,579        $11,279       $12,255
     03/31/1999          $9,439        $11,730       $12,583
     04/30/1999          $8,819        $12,184       $11,800
     05/31/1999          $8,709        $11,896       $11,461
     06/30/1999          $9,119        $12,556       $11,999
     07/31/1999          $9,210        $12,165       $11,317
     08/31/1999          $8,970        $12,104       $11,727
     09/30/1999          $8,228        $11,772       $10,805
     10/31/1999          $8,408        $12,517       $12,107
     11/30/1999          $9,009        $12,771       $12,151
     12/31/1999          $9,841        $13,524       $11,056
     01/31/2000         $10,482        $12,845       $11,762
     02/29/2000         $13,137        $12,602       $10,530
     03/31/2000         $12,135        $13,835       $11,105
     04/30/2000         $11,959        $13,418       $11,992
     05/31/2000         $12,551        $13,143       $12,641
     06/30/2000         $14,636        $13,468       $13,677
     07/31/2000         $14,175        $13,258       $12,872
     08/31/2000         $16,481        $14,081       $12,944
     09/30/2000         $17,262        $13,337       $13,565
     10/31/2000         $16,731        $13,281       $14,043
     11/30/2000         $15,909        $12,235       $14,620
     12/31/2000         $16,981        $12,295       $15,031
     01/31/2001         $15,939        $12,731       $13,795
     02/28/2001         $15,338        $11,571       $13,821
     03/31/2001         $13,614        $10,839       $12,789
     04/30/2001         $14,836        $11,680       $13,125
     05/31/2001         $15,247        $11,758       $13,263
     06/30/2001         $15,859        $11,473       $12,634
     07/31/2001         $15,120        $11,360       $13,304
     08/31/2001         $14,881        $10,650       $12,826
     09/30/2001         $13,869         $9,791       $13,012
     10/31/2001         $13,948         $9,978       $12,985
     11/30/2001         $14,358        $10,743       $13,634
     12/31/2001         $14,747        $10,838       $13,198

Total Return              47.47%          8.38%        31.98%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Health Care Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             17
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Global Health Care Securities Fund - Class 2*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return     -13.33% +36.68%  +46.39%
             Average Annual Total Return -13.33% +10.98%  +10.94%
             Value of $10,000 Investment  $8,667 $13,668  $14,639


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +35.92% and +10.83%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/01)

The graph compares the performance of Franklin Global Health Care Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Standard & Poor's Health Care Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (6)
This graph compares the performance of Franklin Global Health Care Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500** and the S&P Health Care Composite Index** from 5/1/98-12/31/01.

                       Franklin
                  Global Health
                           Care                    S&P Health
                     Securities                          Care
                         Fund -                     Composite
                       Class II        S&P 500          Index
-------------------------------------------------------------
     05/01/1998         $10,000        $10,000        $10,000
     05/31/1998          $9,560         $9,828         $9,807
     06/30/1998         $10,070        $10,227        $10,524
     07/31/1998          $9,630        $10,119        $10,580
     08/31/1998          $8,259         $8,657         $9,392
     09/30/1998          $9,319         $9,212        $10,506
     10/31/1998          $9,429         $9,961        $10,887
     11/30/1998         $10,089        $10,565        $11,552
     12/31/1998         $10,708        $11,174        $12,050
     01/31/1999         $10,819        $11,641        $12,109
     02/28/1999          $9,579        $11,279        $12,255
     03/31/1999          $9,428        $11,730        $12,583
     04/30/1999          $8,809        $12,184        $11,800
     05/31/1999          $8,699        $11,896        $11,461
     06/30/1999          $9,099        $12,556        $11,999
     07/31/1999          $9,200        $12,165        $11,317
     08/31/1999          $8,950        $12,104        $11,727
     09/30/1999          $8,208        $11,772        $10,805
     10/31/1999          $8,388        $12,517        $12,107
     11/30/1999          $8,990        $12,771        $12,151
     12/31/1999          $9,812        $13,524        $11,056
     01/31/2000         $10,453        $12,845        $11,762
     02/29/2000         $13,089        $12,602        $10,530
     03/31/2000         $12,087        $13,835        $11,105
     04/30/2000         $11,908        $13,418        $11,992
     05/31/2000         $12,500        $13,143        $12,641
     06/30/2000         $14,585        $13,468        $13,677
     07/31/2000         $14,114        $13,258        $12,872
     08/31/2000         $16,409        $14,081        $12,944
     09/30/2000         $17,180        $13,337        $13,565
     10/31/2000         $16,649        $13,281        $14,043
     11/30/2000         $15,826        $12,235        $14,620
     12/31/2000         $16,888        $12,295        $15,031
     01/31/2001         $15,857        $12,731        $13,795
     02/28/2001         $15,244        $11,571        $13,821
     03/31/2001         $13,531        $10,839        $12,789
     04/30/2001         $14,754        $11,680        $13,125
     05/31/2001         $15,155        $11,758        $13,263
     06/30/2001         $15,751        $11,473        $12,634
     07/31/2001         $15,023        $11,360        $13,304
     08/31/2001         $14,785        $10,650        $12,826
     09/30/2001         $13,761         $9,791        $13,012
     10/31/2001         $13,841         $9,978        $12,985
     11/30/2001         $14,251        $10,743        $13,634
     12/31/2001         $14,639        $10,838        $13,198
Total Return              46.39%          8.38%         31.98%



** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Health Care Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



18
              Past performance does not guarantee future results.

                                     FRANKLIN GROWTH AND INCOME SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.

--------------------------------------------------------------------------------

The 12-month period ended December 31, 2001, witnessed a weakening U.S. economy exacerbated by September 11's tragic events. The domestic economy lapsed into its first recession in more than 10 years and corporate profits fell dramatically. To help revive the economy, the Federal Reserve Board aggressively lowered the federal funds target rate 11 times in 2001 to 1.75%. As a result, one-year Treasury bonds' interest rates dropped to their lowest levels in more than 40 years.

Not surprisingly, 2001 was difficult for financial markets as most major stock indexes declined. The Standard & Poor's 500 Composite Index fell 11.88% during the reporting period./1/ The year under review marked only the fourth time in the past century that the stock market suffered declines for two or more consecutive years. The previous periods, 1929-1932, 1939-1941 and 1973-1974, experienced subsequent year gains of 54%, 20% and 37%, respectively, for large cap stocks.1 Thus, if history is any guide, the outlook for stock returns should be favorable for the year ahead. Continuing the trend that began in 2000, value stocks outperformed growth issues for the year but actually underperformed growth stocks during fourth quarter 2001.

Within this challenging environment, we are pleased to report that the Fund outperformed its benchmark, the Russell 3000 Value Index, for the 12 months under review as shown in the Fund's Performance Summary./1/ We believe three factors contributed to the Fund's relative outperformance -- our careful stock selection, overweighting in traditionally defensive industries, and proactive selling of stocks with deteriorating fundamentals.

First, individual stock picking, which is important in difficult market environments, proved to be an important contributor to Fund performance. During the reporting period, our Mattel, Diebold and Pitney Bowes investments performed well. Additionally, swapping out


1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

 Top 10 Sectors/Industries
 Franklin Growth and Income Securities Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------
                       Finance                  17.6%
                       Electronic Technology    10.0%
                       Health Technology         9.6%
                       Consumer Non-Durables     8.1%
                       Producer Manufacturing    8.0%
                       Communications            7.2%
                       Energy Minerals           6.7%
                       Utilities                 5.0%
                       Consumer Durables         4.8%
                       Retail Trade              4.2%

of Ford before its fundamentals started deteriorating, into General Motors
(GM), also helped the Fund's returns. We subsequently sold GM at higher levels before the entire auto industry slowed significantly. Following September 11's terrorist attacks and the subsequent stock market sell-off, we upgraded the portfolio by initiating or adding to positions in TRW, GATX, Boeing, Rockwell, Whirlpool, Honeywell, General Electric, Host Marriott and Morgan Stanley Dean Witter.

Second, we maintained the Fund's defensive positioning through the year's first eight months. Most non-cyclical consumer stocks continued to perform well because investors appeared to be willing to pay for these companies' predictable earnings. Examples include RJ Reynolds, Philip Morris and Procter & Gamble. We took profits and sold several positions, including UST, PepsiCo, ConAgra, General Mills and Liz Claiborne. Given our stronger economic outlook, we plan on adding to this sector when we find oversold stocks based on our bottom-up analysis. We already purchased Coors, H.J. Heinz, Coca-Cola and Estee Lauder at low valuations before year-end, and we think these stocks will outperform in any economic environment.

Our overweighted exposure to real estate investment trusts (REITs), another defensive sector, also benefited the Fund. During the year, we profited from the sale of our Simon Properties holding while initiating Vornado and Host Marriott positions. REITs remain a key part of our portfolio because they have tended to reduce the Fund's volatility with their high yields and low correlation to the overall stock market.

Health care was the one defensive industry whose weighting we reduced substantially at the beginning of the year based on valuation. We trimmed large-cap positions across the board and sold our Abbott Laboratories, GlaxoSmithKline and Johnson & Johnson holdings. Caremark, Express Scripts and Amerisource contributed to Fund performance, but we sustained losses from Merck and Schering-Plough. Given cheap valuations primarily due to lower earnings estimates, we increased our health care exposure toward year-end. We initiated positions in Pfizer, GlaxoSmithKline, Bristol-Myers Squibb and American Home Products, and added to Merck.

Third, proactively selling stocks we believed had deteriorating fundamentals helped Fund performance. We sold our positions at higher-than-current levels in a number of electric utilities such as PPL, Mirant, Constellation and Reliant Resources. Early in the year, we eliminated Intel, Corning, Motorola, Vitesse Semiconductor and a number of other technology-related stocks based on weakening earnings prospects.

Although finance remained our largest industry weighting, 17.6% of the Fund's total net assets as of December 31, 2001, we were substantially below the Fund's benchmark. Interestingly, this underweighting, particularly in brokers and financial conglomerates, was the single largest contributor to the Fund's outperformance during the year. We increased our finance exposure slowly because of concerns over impending bad loans. We initiated positions after big sell-offs, including GATX, Citigroup and Morgan Stanley Dean Witter. We purchased new positions in two large European financial institutions, Aegon and ABN Amro. We also participated in Prudential's initial public offering in December, which has worked out as of year-end. Overall, we will continue to underweight financials due to our reservations about the underlying credit quality at many banks and other financial institutions.

We managed to navigate considerable declines in technology and telecommunications fairly well. SBC and Verizon remained two of the Fund's largest positions and we retained positions in AT&T, Sprint and Vodafone (through a MediaOne convertible preferred stock). These companies' earnings decreased but we take comfort in their hefty dividend yields, low valuations in our view, and ability to generate huge amounts of free cash flow. We took profits from our Lucent, Nokia and Alltel holdings and redeployed some of the proceeds into SBC and Verizon. In technology, we benefited from Paychex, Affiliated Computer, Automatic Data Processing and Electronic Data Systems, which helped offset losses from Motorola, BEA Systems and Siebel Systems. Recent additions include Rockwell, Solectron, Hewlett Packard and Agilent Technologies. We will continue to search and add to technology and telecommunications securities, particularly convertibles, of companies we feel are industry leaders with improving fundamentals and reasonable valuations.

Unfortunately, we had some disappointments during the year. Our NTL and Nextel positions suffered substantial losses before we sold them. Our retail holdings, such as Gap, Nordstrom, Winn-Dixie and Intimate Brands, significantly underperformed the market. The events of September 11 also negatively impacted our Goodrich and Royal Caribbean holdings.


 Top 10 Holdings
 Franklin Growth and
 Income Securities Fund
 12/31/01

                     Company                     % of Total
                     Sector/Industry             Net Assets
                     --------------------------------------

                     SBC Communications Inc.        2.3%
                     Communications

                     ChevronTexaco Corp.            1.9%
                     Energy Minerals

                     Washington Mutual Inc.         1.8%
                     Finance

                     Verizon Communications Inc.    1.7%
                     Communications

                     Merck & Co. Inc.               1.6%
                     Health Technology

                     JP Morgan Chase & Co.          1.6%
                     Finance

                     Kimberly-Clark Corp.           1.6%
                     Consumer Non-Durables

                     American Home
                     Products Corp.                 1.5%
                     Health Technology

                     Conoco Inc.                    1.5%
                     Energy Minerals

                     General Electric Co.           1.5%
                     Producer Manufacturing


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Looking forward, we believe lower interest rates should reinvigorate the economy and corporate profits. However, the recovery's magnitude and the extent the equity market's year-end rebound has already accounted for it remain in question. Regardless, we will maintain our investment strategy of focusing on stocks of what we consider high-quality, well-established companies that pay above-average dividends. This discipline typically provides a "cushion" against market volatility through current income and capital appreciation potential. We will seek to purchase stocks we consider out-of-favor but have compelling risk/reward characteristics. We will continue to proactively sell stocks we believe fully valued. We also remain excited about investment prospects for above-average dividend-yielding value stocks. Dividends historically have been a significant contributor to long-term investment returns in any economic environment. Moreover, dividend income generally becomes a larger factor in challenging stock market environments because it provides an up-front return to investors, as well as some protection against volatility.






 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Growth and Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                                 Since
                                                               Inception
                                    1-Year   5-Year   10-Year  (1/24/89)
        ----------------------------------------------------------------
        Cumulative Total Return      -2.02%  +61.76%  +191.73%  +251.64%
        Average Annual Total Return  -2.02%  +10.10%   +11.30%   +10.21%
        Value of $10,000 Investment $ 9,798 $ 16,176 $  29,173 $  35,164


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Growth and Income Securities Fund - Class 1 and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (7)
The following line graph compares the performance of Franklin Growth and Income Securities Fund - Class 1 with that of the Russell 3000 Value Index* and the Consumer Price Index*, based on a $10,000 investment from 1/1/92 to 12/31/01.

                         Franklin      Russell 3000 Value USxCPI
                         Growth &            All Items NSA
                          Income       -------------------------
                        Securities
                           Fund -      Russell 3000
                          Class I       Value Index       CPI
----------------------------------------------------------------
      01/01/1992          $10,000          $10,000      $10,000
      01/31/1992          $10,434          $10,069      $10,015
      02/29/1992          $10,442          $10,332      $10,051
      03/31/1992          $10,059          $10,185      $10,102
      04/30/1992          $10,076          $10,582      $10,116
      05/31/1992          $10,136          $10,651      $10,131
      06/30/1992           $9,908          $10,566      $10,167
      07/31/1992          $10,200          $10,973      $10,188
      08/31/1992          $10,054          $10,647      $10,217
      09/30/1992          $10,303          $10,798      $10,246
      10/31/1992          $10,501          $10,827      $10,281
      11/30/1992          $10,897          $11,207      $10,296
      12/31/1992          $11,001          $11,491      $10,289
      01/31/1993          $11,086          $11,847      $10,339
      02/28/1993          $11,018          $12,233      $10,375
      03/31/1993          $11,327          $12,603      $10,412
      04/30/1993          $11,181          $12,430      $10,441
      05/31/1993          $11,482          $12,691      $10,455
      06/30/1993          $11,345          $12,957      $10,470
      07/31/1993          $11,181          $13,109      $10,470
      08/31/1993          $11,597          $13,586      $10,499
      09/30/1993          $11,527          $13,635      $10,521
      10/31/1993          $11,700          $13,656      $10,564
      11/30/1993          $11,604          $13,367      $10,572
      12/31/1993          $12,133          $13,635      $10,572
      01/31/1994          $12,819          $14,147      $10,600
      02/28/1994          $12,653          $13,706      $10,636
      03/31/1994          $11,899          $13,187      $10,673
      04/30/1994          $11,968          $13,428      $10,688
      05/31/1994          $12,003          $13,566      $10,695
      06/30/1994          $11,615          $13,239      $10,731
      07/31/1994          $11,952          $13,634      $10,760
      08/31/1994          $12,350          $14,040      $10,803
      09/30/1994          $11,987          $13,608      $10,833
      10/31/1994          $12,162          $13,751      $10,840
      11/30/1994          $11,711          $13,195      $10,854
      12/31/1994          $11,888          $13,372      $10,854
      01/31/1995          $11,985          $13,733      $10,898
      02/28/1995          $12,463          $14,273      $10,941
      03/31/1995          $12,817          $14,561      $10,977
      04/30/1995          $13,198          $15,018      $11,014
      05/31/1995          $13,606          $15,620      $11,036
      06/30/1995          $13,690          $15,864      $11,058
      07/31/1995          $13,920          $16,419      $11,058
      08/31/1995          $14,086          $16,677      $11,086
      09/30/1995          $14,694          $17,244      $11,109
      10/31/1995          $14,584          $17,022      $11,145
      11/30/1995          $15,156          $17,866      $11,137
      12/31/1995          $15,791          $18,325      $11,130
      01/31/1996          $16,113          $18,853      $11,195
      02/29/1996          $15,947          $19,009      $11,231
      03/31/1996          $16,113          $19,340      $11,290
      04/30/1996          $16,195          $19,456      $11,334
      05/31/1996          $16,360          $19,723      $11,355
      06/30/1996          $16,665          $19,715      $11,362
      07/31/1996          $16,048          $18,938      $11,384
      08/31/1996          $16,274          $19,508      $11,405
      09/30/1996          $16,705          $20,257      $11,442
      10/31/1996          $17,198          $20,982      $11,478
      11/30/1996          $18,020          $22,464      $11,500
      12/31/1996          $18,031          $22,279      $11,500
      01/31/1997          $18,545          $23,282      $11,537
      02/28/1997          $18,977          $23,613      $11,573
      03/31/1997          $18,565          $22,786      $11,602
      04/30/1997          $18,812          $23,679      $11,615
      05/31/1997          $19,809          $25,058      $11,609
      06/30/1997          $20,382          $26,153      $11,622
      07/31/1997          $21,434          $28,033      $11,636
      08/31/1997          $21,007          $27,172      $11,658
      09/30/1997          $22,179          $28,830      $11,688
      10/31/1997          $21,532          $28,025      $11,717
      11/30/1997          $22,496          $29,172      $11,710
      12/31/1997          $23,034          $30,038      $11,696
      01/31/1998          $22,870          $29,603      $11,718
      02/28/1998          $23,835          $31,574      $11,740
      03/31/1998          $25,130          $33,443      $11,763
      04/30/1998          $24,713          $33,661      $11,784
      05/31/1998          $24,352          $33,095      $11,805
      06/30/1998          $24,281          $33,462      $11,819
      07/31/1998          $23,669          $32,690      $11,833
      08/31/1998          $21,560          $27,802      $11,848
      09/30/1998          $22,871          $29,396      $11,862
      10/31/1998          $24,035          $31,556      $11,890
      11/30/1998          $24,831          $32,976      $11,890
      12/31/1998          $24,953          $34,091      $11,883
      01/31/1999          $24,414          $34,282      $11,912
      02/28/1999          $23,984          $33,654      $11,926
      03/31/1999          $24,267          $34,280      $11,962
      04/30/1999          $26,288          $37,479      $12,049
      05/31/1999          $26,486          $37,175      $12,049
      06/30/1999          $26,915          $38,275      $12,049
      07/31/1999          $26,266          $37,169      $12,085
      08/31/1999          $25,599          $35,794      $12,114
      09/30/1999          $24,961          $34,581      $12,172
      10/31/1999          $25,570          $36,375      $12,194
      11/30/1999          $25,271          $36,121      $12,201
      12/31/1999          $25,228          $36,355      $12,201
      01/31/2000          $24,265          $35,185      $12,238
      02/29/2000          $22,704          $32,891      $12,310
      03/31/2000          $25,202          $36,611      $12,411
      04/30/2000          $25,406          $36,226      $12,419
      05/31/2000          $25,980          $36,545      $12,434
      06/30/2000          $25,676          $35,061      $12,498
      07/31/2000          $25,828          $35,549      $12,527
      08/31/2000          $27,654          $37,500      $12,527
      09/30/2000          $28,060          $37,808      $12,592
      10/31/2000          $28,938          $38,666      $12,614
      11/30/2000          $28,279          $37,270      $12,621
      12/31/2000          $29,769          $39,272      $12,614
      01/31/2001          $30,028          $39,484      $12,693
      02/28/2001          $29,352          $38,457      $12,744
      03/31/2001          $28,381          $37,150      $12,773
      04/30/2001          $29,820          $38,962      $12,824
      05/31/2001          $30,270          $39,847      $12,882
      06/30/2001          $29,737          $39,138      $12,904
      07/31/2001          $30,100          $39,001      $12,868
      08/31/2001          $29,335          $37,534      $12,868
      09/30/2001          $27,082          $34,787      $12,926
      10/31/2001          $26,814          $34,568      $12,882
      11/30/2001          $28,458          $36,610      $12,860
      12/31/2001          $29,173          $37,570      $12,810

Total Return               191.73%          275.70%       28.10%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             23
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Growth and Income Securities Fund - Class 2*
 Periods ended 12/31/01

                                                      Since
                                                    Inception
                            1-Year 5-Year  10-Year  (1/24/89)
-------------------------------------------------------------
Cumulative Total Return     -2.28% +60.65% +189.73% +249.23%
Average Annual Total Return -2.28%  +9.94%  +11.22%  +10.15%
Value of $10,000 Investment $9,772 $16,065  $28,973  $34,923

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +14.12% and +4.53%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Growth and Income Securities Fund - Class 2* and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (8)
The following line graph compares the performance of Franklin Growth and Income Securities Fund - Class 2* with that of the Russell 3000 Value Index** and the Consumer Price Index**, based on a $10,000 investment from 1/1/92 to 12/31/01.



                                     Russell 3000 Value USxCPI
                                          All Items NSA
                       Franklin      -------------------------
                       Growth &
                        Income        Russell
                      Securities       3000
                        Fund -         Value
                       Class II        Index           CPI
--------------------------------------------------------------
     01/01/1992         $10,000       $10,000        $10,000
     01/31/1992         $10,434       $10,069        $10,015
     02/29/1992         $10,442       $10,332        $10,051
     03/31/1992         $10,059       $10,185        $10,102
     04/30/1992         $10,076       $10,582        $10,116
     05/31/1992         $10,136       $10,651        $10,131
     06/30/1992          $9,908       $10,566        $10,167
     07/31/1992         $10,200       $10,973        $10,188
     08/31/1992         $10,054       $10,647        $10,217
     09/30/1992         $10,303       $10,798        $10,246
     10/31/1992         $10,501       $10,827        $10,281
     11/30/1992         $10,897       $11,207        $10,296
     12/31/1992         $11,001       $11,491        $10,289
     01/31/1993         $11,086       $11,847        $10,339
     02/28/1993         $11,018       $12,233        $10,375
     03/31/1993         $11,327       $12,603        $10,412
     04/30/1993         $11,181       $12,430        $10,441
     05/31/1993         $11,482       $12,691        $10,455
     06/30/1993         $11,345       $12,957        $10,470
     07/31/1993         $11,181       $13,109        $10,470
     08/31/1993         $11,597       $13,586        $10,499
     09/30/1993         $11,527       $13,635        $10,521
     10/31/1993         $11,700       $13,656        $10,564
     11/30/1993         $11,604       $13,367        $10,572
     12/31/1993         $12,133       $13,635        $10,572
     01/31/1994         $12,819       $14,147        $10,600
     02/28/1994         $12,653       $13,706        $10,636
     03/31/1994         $11,899       $13,187        $10,673
     04/30/1994         $11,968       $13,428        $10,688
     05/31/1994         $12,003       $13,566        $10,695
     06/30/1994         $11,615       $13,239        $10,731
     07/31/1994         $11,952       $13,634        $10,760
     08/31/1994         $12,350       $14,040        $10,803
     09/30/1994         $11,987       $13,608        $10,833
     10/31/1994         $12,162       $13,751        $10,840
     11/30/1994         $11,711       $13,195        $10,854
     12/31/1994         $11,888       $13,372        $10,854
     01/31/1995         $11,985       $13,733        $10,898
     02/28/1995         $12,463       $14,273        $10,941
     03/31/1995         $12,817       $14,561        $10,977
     04/30/1995         $13,198       $15,018        $11,014
     05/31/1995         $13,606       $15,620        $11,036
     06/30/1995         $13,690       $15,864        $11,058
     07/31/1995         $13,920       $16,419        $11,058
     08/31/1995         $14,086       $16,677        $11,086
     09/30/1995         $14,694       $17,244        $11,109
     10/31/1995         $14,584       $17,022        $11,145
     11/30/1995         $15,156       $17,866        $11,137
     12/31/1995         $15,791       $18,325        $11,130
     01/31/1996         $16,113       $18,853        $11,195
     02/29/1996         $15,947       $19,009        $11,231
     03/31/1996         $16,113       $19,340        $11,290
     04/30/1996         $16,195       $19,456        $11,334
     05/31/1996         $16,360       $19,723        $11,355
     06/30/1996         $16,665       $19,715        $11,362
     07/31/1996         $16,048       $18,938        $11,384
     08/31/1996         $16,274       $19,508        $11,405
     09/30/1996         $16,705       $20,257        $11,442
     10/31/1996         $17,198       $20,982        $11,478
     11/30/1996         $18,020       $22,464        $11,500
     12/31/1996         $18,031       $22,279        $11,500
     01/31/1997         $18,545       $23,282        $11,537
     02/28/1997         $18,977       $23,613        $11,573
     03/31/1997         $18,565       $22,786        $11,602
     04/30/1997         $18,812       $23,679        $11,615
     05/31/1997         $19,809       $25,058        $11,609
     06/30/1997         $20,382       $26,153        $11,622
     07/31/1997         $21,434       $28,033        $11,636
     08/31/1997         $21,007       $27,172        $11,658
     09/30/1997         $22,179       $28,830        $11,688
     10/31/1997         $21,532       $28,025        $11,717
     11/30/1997         $22,496       $29,172        $11,710
     12/31/1997         $23,034       $30,038        $11,696
     01/31/1998         $22,870       $29,603        $11,718
     02/28/1998         $23,835       $31,574        $11,740
     03/31/1998         $25,130       $33,443        $11,763
     04/30/1998         $24,713       $33,661        $11,784
     05/31/1998         $24,352       $33,095        $11,805
     06/30/1998         $24,281       $33,462        $11,819
     07/31/1998         $23,669       $32,690        $11,833
     08/31/1998         $21,560       $27,802        $11,848
     09/30/1998         $22,871       $29,396        $11,862
     10/31/1998         $24,035       $31,556        $11,890
     11/30/1998         $24,831       $32,976        $11,890
     12/31/1998         $24,953       $34,091        $11,883
     01/31/1999         $24,401       $34,282        $11,912
     02/28/1999         $23,972       $33,654        $11,926
     03/31/1999         $24,240       $34,280        $11,962
     04/30/1999         $26,262       $37,479        $12,049
     05/31/1999         $26,446       $37,175        $12,049
     06/30/1999         $26,874       $38,275        $12,049
     07/31/1999         $26,210       $37,169        $12,085
     08/31/1999         $25,544       $35,794        $12,114
     09/30/1999         $24,906       $34,581        $12,172
     10/31/1999         $25,516       $36,375        $12,194
     11/30/1999         $25,205       $36,121        $12,201
     12/31/1999         $25,162       $36,355        $12,201
     01/31/2000         $24,196       $35,185        $12,238
     02/29/2000         $22,635       $32,891        $12,310
     03/31/2000         $25,118       $36,611        $12,411
     04/30/2000         $25,327       $36,226        $12,419
     05/31/2000         $25,902       $36,545        $12,434
     06/30/2000         $25,580       $35,061        $12,498
     07/31/2000         $25,716       $35,549        $12,527
     08/31/2000         $27,539       $37,500        $12,527
     09/30/2000         $27,944       $37,808        $12,592
     10/31/2000         $28,821       $38,666        $12,614
     11/30/2000         $28,147       $37,270        $12,621
     12/31/2000         $29,639       $39,272        $12,614
     01/31/2001         $29,882       $39,484        $12,693
     02/28/2001         $29,207       $38,457        $12,744
     03/31/2001         $28,254       $37,150        $12,773
     04/30/2001         $29,673       $38,962        $12,824
     05/31/2001         $30,106       $39,847        $12,882
     06/30/2001         $29,573       $39,138        $12,904
     07/31/2001         $29,916       $39,001        $12,868
     08/31/2001         $29,153       $37,534        $12,868
     09/30/2001         $26,906       $34,787        $12,926
     10/31/2001         $26,639       $34,568        $12,882
     11/30/2001         $28,278       $36,610        $12,860
     12/31/2001         $28,973       $37,570        $12,810

Total Return             189.73%       275.70%         28.10%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.
Franklin Growth and Income Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


24
              Past performance does not guarantee future results.

                           FRANKLIN HIGH INCOME FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The
Fund invests primarily in debt securities, including lower-rated "junk bonds," offering high yield and expected total return. The Fund also may invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The 12 months under review proved to be challenging for the securities markets, although high yield corporate bonds outperformed equities on a relative basis. High yield corporate bonds staged a modest, yet unsteady, rebound in 2001 as prices stabilized and market conditions generally improved, but remained mixed. The 10-year Treasury note's yield began 2001 at 5.12%, fluctuated throughout the reporting period and ulti-mately fell to 5.07% on December 31, 2001. The risk premium on high yield bonds, as measured by yield spread over U.S. Treasuries, decreased from 9.59% to 8.68% during the same time. Investors became concerned about the prolonged equity market volatility and weakening global economies, both of which cast a measure of doubt on future corporate earnings and, subsequently, the high yield debt market. On a positive note, the U.S. Federal Reserve Board (the Fed) and other central banks around the world delivered a series of short-term interest rate cuts, seeking to lay the foundation for economic recovery. Within this mixed environment, the Credit Suisse First Boston (CSFB) High Yield Index, an unmanaged portfolio constructed to mirror the high yield debt market, returned 5.80% during the 12-month period ended December 31, 2001./1/

Except for a reduction in telecommunications, we did not make any major changes to the portfolio mix in the past year. We maintained our overweighted allocation to the wireless communications industry, which was the Fund's largest industry weighting as of December 31, 2001. The wireless industry benefited from U.S. cellular penetration rates, which hovers at about 40%, but still lagged levels of European industrialized countries, where penetration levels were often 70% and higher. Although its growth rates may likely slow over the next few years, we believe the wireless industry's robust expansion will continue largely due to the successful business models currently in place. Since our outlook for the wireless industry remains positive, we believe we will likely maintain our overweighted position, but at a reduced level.

1. Source: CSFB; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


 Portfolio Breakdown
 Franklin High Income Fund
 12/31/01

                                              % of Total
                       Sector/Industry        Net Assets
                       ---------------------------------

                       Wireless
                       Communications           20.1%

                       Cable Television         11.3%

                       Gaming/Leisure            9.4%

                       Telecommunications        8.5%

                       Energy                    5.4%

                       Transportation            5.2%

                       Health Care Services      4.5%

                       Metals/Mining             4.1%

                       Consumer Products         3.9%

                       Broadcasting              3.5%

                       Industrial                3.4%

                       Retail                    3.2%

                       Media                     2.9%

                       Containers & Packaging    2.6%

                       Utilities                 2.1%

                       Chemicals                 1.9%

                       Textiles & Apparel        1.1%

                       Financial Services        1.1%

                       Food & Beverage           0.9%

                       Technology/Information
                       Systems                   0.6%

                       Forest/Paper Products     0.5%

                       Short-Term Investments
                       & Other Net Assets        3.8%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Pay television represented the Fund's second-largest industry weighting, as we believe industry fundamentals are strong. Cable services demand remained healthy, driven largely by the introduction of new services such as high-speed Internet, digital cable, telephony and digital television. In addition to its favorable growth prospects, we like cable television's generally utility-like revenue streams -- an attribute we believe charac-terizes the industry as more defensive and better insulated from economic fluctuations.

The telecommunications industry comprised the Fund's fourth-largest allocation, although as previously mentioned we reduced it over the 12-month period. Lack of capital availability created funding gaps for many telecommunications companies, contributing to liquidity prob-lems. Although this process may be painful in the near term, not all companies are destined for failure, and we believe selected oppor-tunities exist within the sector over the long term. Other industry weightings did not vary materially, and we continued to emphasize what we believe are non-cyclical, more defensive industries.

Looking ahead, we hold a cautiously optimistic view for the high yield corporate bond market. The U.S. economy remains fragile, but we see positive signs for recovery. We believe that the Fed's proactive and aggressive monetary response, cutting interest rates 475 basis points (4.75%) in 2001, could alleviate some concerns regarding corporate earnings, supporting the economy and high yield bonds in 2002.

On a related note, we expect the default rate, which has been rising, to have peaked in 2001 and subsequently decline. Given that the majority of a given bond's price declines generally occur well before default, we believe that much of the price erosion that would occur with a peak in default rates has already occurred, setting the stage for continued price stability. On a valuation basis, the high yield market remains attractive historically, as the yield spread over Treasuries of 8.68% at year-end far exceeds the 5- and 10-year averages of 6.13% and 5.60%. Conse-quently, we believe there will be attractive opportunities for the Fund in the near term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Franklin High Income Fund - Class 1
          Periods ended 12/31/01
                                                              Since
                                                            Inception
                                      1-Year 5-Year 10-Year (1/24/89)
          ------------------------------------------------------
          Cumulative Total Return     +4.26% +2.04% +83.49% +120.31%
          Average Annual Total Return +4.26% +0.41%  +6.26%   +6.30%

Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin High Income Fund - Class 1 and the CS First Boston High Yield Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (9)
The following line graph compares the performance of Franklin High Income Fund - Class 1 with that of the CS First Boston High Yield Index* based on a $10,000 investment from 1/1/92 to 12/31/01.


                                   Franklin High           CSFB High
                                   Income Fund -             Yield
                                      Class I                Index
--------------------------------------------------------------------
      01/01/1992                      $10,000               $10,000
      01/31/1992                      $10,321               $10,407
      02/29/1992                      $10,501               $10,660
      03/31/1992                      $10,642               $10,819
      04/30/1992                      $10,708               $10,828
      05/31/1992                      $10,859               $10,976
      06/30/1992                      $10,961               $11,084
      07/31/1992                      $11,170               $11,255
      08/31/1992                      $11,357               $11,410
      09/30/1992                      $11,446               $11,485
      10/31/1992                      $11,307               $11,365
      11/30/1992                      $11,526               $11,536
      12/31/1992                      $11,655               $11,666
      01/31/1993                      $11,873               $11,984
      02/28/1993                      $12,060               $12,222
      03/31/1993                      $12,239               $12,480
      04/30/1993                      $12,288               $12,551
      05/31/1993                      $12,407               $12,734
      06/30/1993                      $12,664               $12,964
      07/31/1993                      $12,756               $13,099
      08/31/1993                      $12,828               $13,211
      09/30/1993                      $12,828               $13,286
      10/31/1993                      $13,259               $13,529
      11/30/1993                      $13,341               $13,700
      12/31/1993                      $13,485               $13,872
      01/31/1994                      $13,772               $14,119
      02/28/1994                      $13,669               $14,140
      03/31/1994                      $13,022               $13,725
      04/30/1994                      $12,837               $13,541
      05/31/1994                      $12,878               $13,618
      06/30/1994                      $12,980               $13,527
      07/31/1994                      $12,958               $13,590
      08/31/1994                      $13,055               $13,688
      09/30/1994                      $13,098               $13,743
      10/31/1994                      $13,126               $13,752
      11/30/1994                      $13,039               $13,593
      12/31/1994                      $13,180               $13,737
      01/31/1995                      $13,396               $13,881
      02/28/1995                      $13,915               $14,223
      03/31/1995                      $14,055               $14,383
      04/30/1995                      $14,466               $14,703
      05/31/1995                      $14,865               $15,117
      06/30/1995                      $14,942               $15,217
      07/31/1995                      $15,150               $15,453
      08/31/1995                      $15,197               $15,496
      09/30/1995                      $15,358               $15,674
      10/31/1995                      $15,565               $15,848
      11/30/1995                      $15,519               $15,923
      12/31/1995                      $15,784               $16,125
      01/31/1996                      $16,084               $16,431
      02/29/1996                      $16,246               $16,519
      03/31/1996                      $16,131               $16,474
      04/30/1996                      $16,212               $16,563
      05/31/1996                      $16,338               $16,697
      06/30/1996                      $16,377               $16,734
      07/31/1996                      $16,543               $16,884
      08/31/1996                      $16,835               $17,068
      09/30/1996                      $17,241               $17,362
      10/31/1996                      $17,407               $17,508
      11/30/1996                      $17,724               $17,781
      12/31/1996                      $17,977               $18,128
      01/31/1997                      $18,092               $18,260
      02/28/1997                      $18,409               $18,603
      03/31/1997                      $17,952               $18,395
      04/30/1997                      $18,168               $18,559
      05/31/1997                      $18,587               $18,932
      06/30/1997                      $18,847               $19,189
      07/31/1997                      $19,347               $19,596
      08/31/1997                      $19,389               $19,702
      09/30/1997                      $19,777               $20,092
      10/31/1997                      $19,625               $20,090
      11/30/1997                      $19,860               $20,233
      12/31/1997                      $20,041               $20,417
      01/31/1998                      $20,318               $20,764
      02/28/1998                      $20,442               $20,926
      03/31/1998                      $20,677               $21,030
      04/30/1998                      $20,801               $21,188
      05/31/1998                      $20,786               $21,252
      06/30/1998                      $20,830               $21,296
      07/31/1998                      $20,967               $21,445
      08/31/1998                      $19,550               $19,989
      09/30/1998                      $19,534               $19,987
      10/31/1998                      $19,046               $19,589
      11/30/1998                      $20,280               $20,583
      12/31/1998                      $20,233               $20,535
      01/31/1999                      $20,462               $20,728
      02/28/1999                      $20,280               $20,685
      03/31/1999                      $20,479               $20,873
      04/30/1999                      $20,890               $21,334
      05/31/1999                      $20,448               $21,104
      06/30/1999                      $20,492               $21,114
      07/31/1999                      $20,478               $21,125
      08/31/1999                      $20,245               $20,937
      09/30/1999                      $20,028               $20,776
      10/31/1999                      $19,794               $20,674
      11/30/1999                      $20,225               $20,955
      12/31/1999                      $20,219               $21,209
      01/31/2000                      $20,199               $21,124
      02/29/2000                      $20,526               $21,255
      03/31/2000                      $19,849               $20,936
      04/30/2000                      $19,896               $20,905
      05/31/2000                      $19,381               $20,570
      06/30/2000                      $19,835               $21,031
      07/31/2000                      $19,896               $21,229
      08/31/2000                      $19,876               $21,371
      09/30/2000                      $19,381               $21,174
      10/31/2000                      $18,660               $20,516
      11/30/2000                      $17,302               $19,707
      12/31/2000                      $17,591               $20,104
      01/31/2001                      $18,991               $21,308
      02/28/2001                      $19,259               $21,523
      03/31/2001                      $18,745               $21,095
      04/30/2001                      $18,538               $20,875
      05/31/2001                      $18,950               $21,293
      06/30/2001                      $18,093               $20,963
      07/31/2001                      $18,463               $21,187
      08/31/2001                      $18,660               $21,484
      09/30/2001                      $17,180               $20,128
      10/31/2001                      $17,649               $20,587
      11/30/2001                      $18,414               $21,252
      12/31/2001                      $18,349               $21,265

Total Return                            83.49%             112.65%

*Source: CS First Boston; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



                                                                             27
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin High Income Fund - Class 2*
 Periods ended 12/31/01

                                                              Since
                                                            Inception
                                      1-Year 5-Year 10-Year (1/24/89)
          -----------------------------------------------------------
          Cumulative Total Return     +4.18% +1.49% +82.48% +119.11%
          Average Annual Total Return +4.18% +0.30%  +6.20%   +6.25%

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -10.39% and -3.61%.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin High Income Fund - Class 2* and the CS First Boston High Yield Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (10)
The following line graph compares the performance of Franklin High Income Fund - Class 2* with that of the CS First Boston High Yield Index** based on a $10,000 investment from 1/1/92 to 12/31/01.


                              Franklin High Income              CSFB High
                                Fund - Class II                Yield Index
--------------------------------------------------------------------------
     01/01/1992                     $10,000                      $10,000
     01/31/1992                     $10,321                      $10,407
     02/29/1992                     $10,501                      $10,660
     03/31/1992                     $10,642                      $10,819
     04/30/1992                     $10,708                      $10,828
     05/31/1992                     $10,859                      $10,976
     06/30/1992                     $10,961                      $11,084
     07/31/1992                     $11,170                      $11,255
     08/31/1992                     $11,357                      $11,410
     09/30/1992                     $11,446                      $11,485
     10/31/1992                     $11,307                      $11,365
     11/30/1992                     $11,526                      $11,536
     12/31/1992                     $11,655                      $11,666
     01/31/1993                     $11,873                      $11,984
     02/28/1993                     $12,060                      $12,222
     03/31/1993                     $12,239                      $12,480
     04/30/1993                     $12,288                      $12,551
     05/31/1993                     $12,407                      $12,734
     06/30/1993                     $12,664                      $12,964
     07/31/1993                     $12,756                      $13,099
     08/31/1993                     $12,828                      $13,211
     09/30/1993                     $12,828                      $13,286
     10/31/1993                     $13,259                      $13,529
     11/30/1993                     $13,341                      $13,700
     12/31/1993                     $13,485                      $13,872
     01/31/1994                     $13,772                      $14,119
     02/28/1994                     $13,669                      $14,140
     03/31/1994                     $13,022                      $13,725
     04/30/1994                     $12,837                      $13,541
     05/31/1994                     $12,878                      $13,618
     06/30/1994                     $12,980                      $13,527
     07/31/1994                     $12,958                      $13,590
     08/31/1994                     $13,055                      $13,688
     09/30/1994                     $13,098                      $13,743
     10/31/1994                     $13,126                      $13,752
     11/30/1994                     $13,039                      $13,593
     12/31/1994                     $13,180                      $13,737
     01/31/1995                     $13,396                      $13,881
     02/28/1995                     $13,915                      $14,223
     03/31/1995                     $14,055                      $14,383
     04/30/1995                     $14,466                      $14,703
     05/31/1995                     $14,865                      $15,117
     06/30/1995                     $14,942                      $15,217
     07/31/1995                     $15,150                      $15,453
     08/31/1995                     $15,197                      $15,496
     09/30/1995                     $15,358                      $15,674
     10/31/1995                     $15,565                      $15,848
     11/30/1995                     $15,519                      $15,923
     12/31/1995                     $15,784                      $16,125
     01/31/1996                     $16,084                      $16,431
     02/29/1996                     $16,246                      $16,519
     03/31/1996                     $16,131                      $16,474
     04/30/1996                     $16,212                      $16,563
     05/31/1996                     $16,338                      $16,697
     06/30/1996                     $16,377                      $16,734
     07/31/1996                     $16,543                      $16,884
     08/31/1996                     $16,835                      $17,068
     09/30/1996                     $17,241                      $17,362
     10/31/1996                     $17,407                      $17,508
     11/30/1996                     $17,724                      $17,781
     12/31/1996                     $17,977                      $18,128
     01/31/1997                     $18,092                      $18,260
     02/28/1997                     $18,409                      $18,603
     03/31/1997                     $17,952                      $18,395
     04/30/1997                     $18,168                      $18,559
     05/31/1997                     $18,587                      $18,932
     06/30/1997                     $18,847                      $19,189
     07/31/1997                     $19,347                      $19,596
     08/31/1997                     $19,389                      $19,702
     09/30/1997                     $19,777                      $20,092
     10/31/1997                     $19,625                      $20,090
     11/30/1997                     $19,860                      $20,233
     12/31/1997                     $20,041                      $20,417
     01/31/1998                     $20,318                      $20,764
     02/28/1998                     $20,442                      $20,926
     03/31/1998                     $20,677                      $21,030
     04/30/1998                     $20,801                      $21,188
     05/31/1998                     $20,786                      $21,252
     06/30/1998                     $20,830                      $21,296
     07/31/1998                     $20,967                      $21,445
     08/31/1998                     $19,550                      $19,989
     09/30/1998                     $19,534                      $19,987
     10/31/1998                     $19,046                      $19,589
     11/30/1998                     $20,280                      $20,583
     12/31/1998                     $20,233                      $20,535
     01/31/1999                     $20,462                      $20,728
     02/28/1999                     $20,280                      $20,685
     03/31/1999                     $20,479                      $20,873
     04/30/1999                     $20,874                      $21,334
     05/31/1999                     $20,431                      $21,104
     06/30/1999                     $20,462                      $21,114
     07/31/1999                     $20,448                      $21,125
     08/31/1999                     $20,215                      $20,937
     09/30/1999                     $19,980                      $20,776
     10/31/1999                     $19,746                      $20,674
     11/30/1999                     $20,179                      $20,955
     12/31/1999                     $20,161                      $21,209
     01/31/2000                     $20,141                      $21,124
     02/29/2000                     $20,449                      $21,255
     03/31/2000                     $19,792                      $20,936
     04/30/2000                     $19,818                      $20,905
     05/31/2000                     $19,303                      $20,570
     06/30/2000                     $19,756                      $21,031
     07/31/2000                     $19,818                      $21,229
     08/31/2000                     $19,798                      $21,371
     09/30/2000                     $19,303                      $21,174
     10/31/2000                     $18,581                      $20,516
     11/30/2000                     $17,221                      $19,707
     12/31/2000                     $17,508                      $20,104
     01/31/2001                     $18,888                      $21,308
     02/28/2001                     $19,156                      $21,523
     03/31/2001                     $18,641                      $21,095
     04/30/2001                     $18,434                      $20,875
     05/31/2001                     $18,825                      $21,293
     06/30/2001                     $17,993                      $20,963
     07/31/2001                     $18,362                      $21,187
     08/31/2001                     $18,558                      $21,484
     09/30/2001                     $17,081                      $20,128
     10/31/2001                     $17,549                      $20,587
     11/30/2001                     $18,288                      $21,252
     12/31/2001                     $18,248                      $21,265

Total Return                         82.48%                      112.65%

** Source: CS First Boston; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


28
              Past performance does not guarantee future results.

                                                FRANKLIN INCOME SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated "junk bonds." The Fund may also invest in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The year 2001 was a sobering experience for U.S. stock market investors, marking the second year in a row of major stock index declines. Slowing economic growth combined with overcapacity in several economic sectors, which led to a significant correction in business activity, spurred the market declines. Despite the Federal Reserve Board's (the Fed's) aggressive interest rate easing campaign beginning in early 2001, the combination of slowing economic growth, pervasive earnings disappointments and high valuations served to cool investors' appetites for equities. The tragic events on September 11, 2001, exacerbated this weakness. The bond market performed better, with flat to falling yields on short- to intermediate-maturity U.S. Treasuries during the year. This was due, in large part, to the Fed's rate easing campaign, slowing economic growth and investors seeking safe-haven instruments amid stock market volatility. Bond yields and prices move in an inverse relationship; as yields fall, bond prices rise.

In this environment of economic uncertainty and broad stock market weakness, the Fund's equity and bond sectors provided mixed performances, resulting in a slightly positive total return for Franklin Income Securities Fund. During the year under review, we took profits in several of our equity positions that performed well and looked less attractive to us on a valuation basis. At the same time, we focused our attention on additional investments in other select equities and high yield bonds due to their relative attractiveness.

Although certain high yield corporate bond subsectors, such as telecommunications, performed poorly over the past year, the overall sector held up reasonably well until late September 2001, when investors became increasingly concerned with sluggish economic growth and the prospect of a recession. Largely as a result, high yield corporate bond spreads over Treasuries (a common valuation measurement) widened to levels not seen since the last recession in 1990. We selectively added to the sector throughout the year with a focus on companies that, in our view, displayed strong market positions, solid asset backing and ample liquidity. New positions included issues from natural gas producer

Chesapeake Energy, U.K. yellow pages publisher Yell Finance, Canadian media company Quebecor Media, hotel and gaming company MGM Mirage, and hotel company HMH Properties (Host Marriott).

The Fund's foreign bonds were generally weak over the past 12 months as political and economic concerns in Latin America and Turkey weighed on the sector. We reduced our holdings throughout the year as we became increasingly concerned with Argentina's economic and political troubles. As a result of these sales, foreign government bonds represented 4.5% of the Fund's total net assets at period-end, down from 8.7% on December 31, 2000.

Although some of the Fund's typically defensive sectors, including electric utilities and energy, were not immune to general stock market weakness, several of our equity investments performed very well considering the difficult environment. In particular, the Fund's gold, consumer products and real estate investment trust (REIT) sectors were standouts, led by investments in Philip Morris, Vornado Realty Trust and Trizec Hahn (convertible into Barrick Gold).

Electric utilities declined during the year largely due to concerns related to the California power crisis and the potential impact of slowing economic growth on electricity demand in the future. Early in the year, we took the opportunity to sell some electric utility holdings during periods of strength, with a focus on reducing the Fund's exposure to the unregulated merchant power subsector. However, several electric utilities became more attractive to us on a price-to-earnings and dividend yield basis as a result of share price declines during 2001, leading to further investments in the sector. Despite the problems that several power producers experienced, many traditional electric utilities still offer steady, albeit slow, growth rates and attractive dividend yields, in our opinion. We remained focused on these types of investments in the current, uncertain economic time.

The REIT sector performed solidly during the year mainly as a result of the group's steady growth characteristics, attractive valuations and relatively high dividend yields. However, the hotel subsector in particular was not immune to the events of September 11, and several of our holdings suffered as a result of the subsequent travel slowdown. Business conditions did improve toward the end of the year for many travel-related companies, and we believe our holdings will continue to provide solid long-term investment returns. Although we took the opportunity to reduce our REIT holdings on strength earlier in the year,


 Top Five Bond Holdings
 Franklin Income Securities Fund
 12/31/01

                                                % of Total
                     Issuer                     Net Assets
                     -------------------------------------

                     FNMA                          9.1%

                     FHLMC                         1.4%

                     Conproca SA, S.F.,            1.4%

                     Adelphia Communications       1.4%

                     Republic of Brazil, L, FRN
                     3.188%, 4/15/06               1.3%

 Top Five Stock Holdings
 Franklin Income Securities Fund
 12/31/01

                       Company                 % of Total
                       Sector/Industry         Net Assets
                       ----------------------------------

                       Philip Morris Cos. Inc.    6.0%
                       Consumer Non-Durables

                       Canadian Oil Sands
                       Trust Units                1.6%
                       Energy Minerals

                       American Electric Power
                       Co. Inc.                   1.4%
                       Utilities

                       TXU Corp.                  1.4%
                       Utilities

                       Entergy Corp.              1.4%
                       Utilities

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

we also added to select names that appeared to offer compelling values within specific subgroups such as the industrial sector, including the Fund's investment in Liberty Property Trust and a new position in First Industrial Realty, at what we considered attractive levels.

In other sectors, we added to the Fund's position in General Motors and initiated a position in Ford Motor at relatively low levels as we believed these stocks' valuations largely reflected the auto industry's difficult operating environment. In addition to common stocks, we found that convertible bonds also offered many strong investment candidates leading to purchases of cable company Charter Communications, power semiconductor manufacturer International Rectifier and electronics contract manufacturer SCI Systems, which completed a merger with Sanmina in December.

Looking forward to next year, we will continue to focus on corporate bond investments as we believe this sector's valuations remain attractive. Stock market volatility has also presented us with many compelling investment opportunities, which we intend to pursue selectively. In this volatile and ever-changing environment, our fundamental research has become even more important, and we believe our value-oriented investment strategies will help achieve solid long-term investment returns for our shareholders. We remain committed to our value-oriented approach and will continually search for new investments across asset classes and industries.

Thank you for your support and interest in Franklin Income Securities Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns which can be significant; they are not the same as year-by-year results.

 Franklin Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                            1-Year  5-Year  10-Year  (1/24/89)
--------------------------------------------------------------
Cumulative Total Return      +0.98% +41.33% +144.29% +241.98%
Average Annual Total Return  +0.98%  +7.16%   +9.34%   +9.97%
Value of $10,000 Investment $10,098 $14,133  $24,429  $34,198


Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Income Securities Fund - Class 1, the Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (11)
This graph compares the performance of Franklin Income Securities Fund -Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index*, the Lehman Brothers Government/Credit Index* and the Lipper VIP Income Funds Objective Average* from 1/1/92-12/31/01.



                     Franklin Income                      Lehman Brothers         Lipper VIP
                     Securities Fund                     Government/Credit       Income Funds
                       - Class I       S&P 500                 Index               Average
---------------------------------------------------------------------------------------------
      01/01/1992        $10,000        $10,000                $10,000              $10,000
      01/31/1992        $10,370         $9,814                 $9,852              $10,096
      02/29/1992        $10,614         $9,941                 $9,904              $10,291
      03/31/1992        $10,669         $9,748                 $9,850              $10,206
      04/30/1992        $10,787        $10,033                 $9,909              $10,341
      05/31/1992        $10,992        $10,083                $10,101              $10,507
      06/30/1992        $11,084         $9,932                $10,249              $10,490
      07/31/1992        $11,368        $10,338                $10,511              $10,800
      08/31/1992        $11,360        $10,127                $10,604              $10,747
      09/30/1992        $11,327        $10,246                $10,750              $10,823
      10/31/1992        $11,211        $10,281                $10,585              $10,820
      11/30/1992        $11,278        $10,631                $10,576              $11,029
      12/31/1992        $11,420        $10,761                $10,758              $11,195
      01/31/1993        $11,671        $10,852                $10,992              $11,397
      02/28/1993        $11,906        $10,999                $11,221              $11,563
      03/31/1993        $12,132        $11,231                $11,259              $11,814
      04/30/1993        $12,233        $10,960                $11,346              $11,736
      05/31/1993        $12,392        $11,252                $11,340              $11,940
      06/30/1993        $12,627        $11,285                $11,597              $12,065
      07/31/1993        $12,842        $11,240                $11,672              $12,159
      08/31/1993        $13,048        $11,666                $11,940              $12,432
      09/30/1993        $13,124        $11,576                $11,982              $12,502
      10/31/1993        $13,355        $11,815                $12,031              $12,631
      11/30/1993        $13,278        $11,703                $11,895              $12,489
      12/31/1993        $13,544        $11,845                $11,947              $12,687
      01/31/1994        $13,664        $12,248                $12,127              $12,917
      02/28/1994        $13,476        $11,916                $11,862              $12,719
      03/31/1994        $12,970        $11,397                $11,572              $12,260
      04/30/1994        $12,944        $11,543                $11,476              $12,272
      05/31/1994        $12,850        $11,731                $11,455              $12,298
      06/30/1994        $12,750        $11,444                $11,429              $12,120
      07/31/1994        $12,954        $11,819                $11,657              $12,364
      08/31/1994        $13,122        $12,303                $11,662              $12,608
      09/30/1994        $13,006        $12,002                $11,486              $12,434
      10/31/1994        $13,040        $12,271                $11,473              $12,505
      11/30/1994        $12,881        $11,825                $11,452              $12,234
      12/31/1994        $12,694        $12,000                $11,528              $12,278
      01/31/1995        $12,828        $12,310                $11,749              $12,424
      02/28/1995        $13,050        $12,789                $12,022              $12,733
      03/31/1995        $13,218        $13,167                $12,102              $12,913
      04/30/1995        $13,600        $13,554                $12,272              $13,195
      05/31/1995        $14,071        $14,095                $12,786              $13,630
      06/30/1995        $14,228        $14,422                $12,888              $13,829
      07/31/1995        $14,426        $14,899                $12,838              $14,105
      08/31/1995        $14,567        $14,936                $13,002              $14,231
      09/30/1995        $14,898        $15,566                $13,135              $14,517
      10/31/1995        $14,889        $15,510                $13,328              $14,479
      11/30/1995        $15,135        $16,190                $13,548              $14,816
      12/31/1995        $15,540        $16,502                $13,747              $15,059
      01/31/1996        $15,983        $17,063                $13,832              $15,412
      02/29/1996        $15,719        $17,222                $13,539              $15,358
      03/31/1996        $15,710        $17,387                $13,425              $15,396
      04/30/1996        $15,644        $17,643                $13,333              $15,410
      05/31/1996        $15,824        $18,096                $13,310              $15,581
      06/30/1996        $16,169        $18,165                $13,487              $15,737
      07/31/1996        $15,878        $17,362                $13,518              $15,348
      08/31/1996        $16,119        $17,729                $13,484              $15,554
      09/30/1996        $16,440        $18,725                $13,724              $16,058
      10/31/1996        $16,721        $19,242                $14,044              $16,339
      11/30/1996        $17,213        $20,694                $14,303              $16,955
      12/31/1996        $17,294        $20,285                $14,144              $16,807
      01/31/1997        $17,555        $21,550                $14,161              $17,167
      02/28/1997        $17,827        $21,721                $14,191              $17,273
      03/31/1997        $17,435        $20,830                $14,022              $16,950
      04/30/1997        $17,496        $22,072                $14,226              $17,252
      05/31/1997        $18,078        $23,414                $14,359              $17,773
      06/30/1997        $18,442        $24,462                $14,531              $18,184
      07/31/1997        $18,905        $26,407                $14,976              $18,875
      08/31/1997        $18,795        $24,928                $14,808              $18,533
      09/30/1997        $19,402        $26,292                $15,040              $19,085
      10/31/1997        $19,072        $25,414                $15,281              $18,906
      11/30/1997        $19,600        $26,591                $15,362              $19,278
      12/31/1997        $20,251        $27,048                $15,523              $19,537
      01/31/1998        $20,053        $27,345                $15,742              $19,648
      02/28/1998        $20,362        $29,317                $15,711              $20,066
      03/31/1998        $20,991        $30,818                $15,759              $20,510
      04/30/1998        $20,726        $31,129                $15,838              $20,489
      05/31/1998        $20,484        $30,594                $16,008              $20,446
      06/30/1998        $20,512        $31,836                $16,171              $20,612
      07/31/1998        $20,014        $31,499                $16,184              $20,361
      08/31/1998        $18,943        $26,950                $16,500              $19,469
      09/30/1998        $20,049        $28,678                $16,971              $20,216
      10/31/1998        $20,122        $31,009                $16,851              $20,520
      11/30/1998        $20,621        $32,888                $16,952              $20,985
      12/31/1998        $20,584        $34,783                $16,994              $21,273
      01/31/1999        $20,244        $36,237                $17,115              $21,364
      02/28/1999        $19,649        $35,110                $16,708              $20,858
      03/31/1999        $19,892        $36,514                $16,791              $21,160
      04/30/1999        $20,951        $37,927                $16,833              $21,871
      05/31/1999        $20,951        $37,032                $16,660              $21,696
      06/30/1999        $20,951        $39,087                $16,608              $21,877
      07/31/1999        $20,708        $37,868                $16,562              $21,614
      08/31/1999        $20,764        $37,678                $16,548              $21,484
      09/30/1999        $20,570        $36,646                $16,697              $21,310
      10/31/1999        $20,597        $38,966                $16,741              $21,617
      11/30/1999        $20,198        $39,757                $16,731              $21,619
      12/31/1999        $20,212        $42,098                $16,629              $21,879
      01/31/2000        $20,335        $39,985                $16,624              $21,616
      02/29/2000        $20,018        $39,229                $16,832              $21,495
      03/31/2000        $20,320        $43,066                $17,076              $22,243
      04/30/2000        $21,003        $41,770                $16,992              $22,059
      05/31/2000        $21,404        $40,913                $16,977              $22,103
      06/30/2000        $21,532        $41,924                $17,323              $22,357
      07/31/2000        $21,789        $41,270                $17,507              $22,496
      08/31/2000        $23,024        $43,833                $17,753              $23,314
      09/30/2000        $23,473        $41,518                $17,821              $23,207
      10/31/2000        $23,104        $41,344                $17,933              $23,066
      11/30/2000        $22,945        $38,086                $18,240              $22,577
      12/31/2000        $24,205        $38,273                $18,599              $23,254
      01/31/2001        $24,287        $39,631                $18,912              $23,733
      02/28/2001        $24,683        $36,021                $19,106              $23,244
      03/31/2001        $24,288        $33,741                $19,194              $22,772
      04/30/2001        $24,815        $36,359                $19,050              $23,380
      05/31/2001        $25,341        $36,603                $19,161              $23,605
      06/30/2001        $24,801        $35,713                $19,253              $23,397
      07/31/2001        $24,576        $35,363                $19,732              $23,444
      08/31/2001        $24,895        $33,153                $19,985              $23,212
      09/30/2001        $23,630        $30,478                $20,169              $22,306
      10/31/2001        $23,744        $31,060                $20,681              $22,723
      11/30/2001        $24,235        $33,442                $20,342              $23,298
      12/31/2001        $24,429        $33,736                $20,181              $23,429

Total Return             144.29%        237.36%                101.81%              134.29%

* Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


32
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Income Securities Fund - Class 2*
 Periods ended 12/31/01

                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/24/89)
         --------------------------------------------------------------
         Cumulative Total Return      +0.76% +40.25% +142.43% +239.38%
         Average Annual Total Return  +0.76%  +7.00%   +9.26%   +9.91%
         Value of $10,000 Investment $10,076 $14,025  $24,243  $33,938


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.81% and +5.35%.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Income Securities Fund - Class 2*, the Standard & Poor's 500 Index, the Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Objective Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (12)
This graph compares the performance of Franklin Income Securities Fund -Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index**, the Lehman Brothers Government/Credit Index** and the Lipper VIP Income Funds Objective Average** from 1/1/92-12/31/01.


                      Franklin Income                         Lehman Brothers       Lipper VIP
                     Securities Fund -                       Government/Credit      Income Funds
                         Class II              S&P 500             Index              Average
------------------------------------------------------------------------------------------------
      01/01/1992          $10,000              $10,000            $10,000             $10,000
      01/31/1992          $10,370               $9,814             $9,852             $10,096
      02/29/1992          $10,614               $9,941             $9,904             $10,291
      03/31/1992          $10,669               $9,748             $9,850             $10,206
      04/30/1992          $10,787              $10,033             $9,909             $10,341
      05/31/1992          $10,992              $10,083            $10,101             $10,507
      06/30/1992          $11,084               $9,932            $10,249             $10,490
      07/31/1992          $11,368              $10,338            $10,511             $10,800
      08/31/1992          $11,360              $10,127            $10,604             $10,747
      09/30/1992          $11,327              $10,246            $10,750             $10,823
      10/31/1992          $11,211              $10,281            $10,585             $10,820
      11/30/1992          $11,278              $10,631            $10,576             $11,029
      12/31/1992          $11,420              $10,761            $10,758             $11,195
      01/31/1993          $11,671              $10,852            $10,992             $11,397
      02/28/1993          $11,906              $10,999            $11,221             $11,563
      03/31/1993          $12,132              $11,231            $11,259             $11,814
      04/30/1993          $12,233              $10,960            $11,346             $11,736
      05/31/1993          $12,392              $11,252            $11,340             $11,940
      06/30/1993          $12,627              $11,285            $11,597             $12,065
      07/31/1993          $12,842              $11,240            $11,672             $12,159
      08/31/1993          $13,048              $11,666            $11,940             $12,432
      09/30/1993          $13,124              $11,576            $11,982             $12,502
      10/31/1993          $13,355              $11,815            $12,031             $12,631
      11/30/1993          $13,278              $11,703            $11,895             $12,489
      12/31/1993          $13,544              $11,845            $11,947             $12,687
      01/31/1994          $13,664              $12,248            $12,127             $12,917
      02/28/1994          $13,476              $11,916            $11,862             $12,719
      03/31/1994          $12,970              $11,397            $11,572             $12,260
      04/30/1994          $12,944              $11,543            $11,476             $12,272
      05/31/1994          $12,850              $11,731            $11,455             $12,298
      06/30/1994          $12,750              $11,444            $11,429             $12,120
      07/31/1994          $12,954              $11,819            $11,657             $12,364
      08/31/1994          $13,122              $12,303            $11,662             $12,608
      09/30/1994          $13,006              $12,002            $11,486             $12,434
      10/31/1994          $13,040              $12,271            $11,473             $12,505
      11/30/1994          $12,881              $11,825            $11,452             $12,234
      12/31/1994          $12,694              $12,000            $11,528             $12,278
      01/31/1995          $12,828              $12,310            $11,749             $12,424
      02/28/1995          $13,050              $12,789            $12,022             $12,733
      03/31/1995          $13,218              $13,167            $12,102             $12,913
      04/30/1995          $13,600              $13,554            $12,272             $13,195
      05/31/1995          $14,071              $14,095            $12,786             $13,630
      06/30/1995          $14,228              $14,422            $12,888             $13,829
      07/31/1995          $14,426              $14,899            $12,838             $14,105
      08/31/1995          $14,567              $14,936            $13,002             $14,231
      09/30/1995          $14,898              $15,566            $13,135             $14,517
      10/31/1995          $14,889              $15,510            $13,328             $14,479
      11/30/1995          $15,135              $16,190            $13,548             $14,816
      12/31/1995          $15,540              $16,502            $13,747             $15,059
      01/31/1996          $15,983              $17,063            $13,832             $15,412
      02/29/1996          $15,719              $17,222            $13,539             $15,358
      03/31/1996          $15,710              $17,387            $13,425             $15,396
      04/30/1996          $15,644              $17,643            $13,333             $15,410
      05/31/1996          $15,824              $18,096            $13,310             $15,581
      06/30/1996          $16,169              $18,165            $13,487             $15,737
      07/31/1996          $15,878              $17,362            $13,518             $15,348
      08/31/1996          $16,119              $17,729            $13,484             $15,554
      09/30/1996          $16,440              $18,725            $13,724             $16,058
      10/31/1996          $16,721              $19,242            $14,044             $16,339
      11/30/1996          $17,213              $20,694            $14,303             $16,955
      12/31/1996          $17,294              $20,285            $14,144             $16,807
      01/31/1997          $17,555              $21,550            $14,161             $17,167
      02/28/1997          $17,827              $21,721            $14,191             $17,273
      03/31/1997          $17,435              $20,830            $14,022             $16,950
      04/30/1997          $17,496              $22,072            $14,226             $17,252
      05/31/1997          $18,078              $23,414            $14,359             $17,773
      06/30/1997          $18,442              $24,462            $14,531             $18,184
      07/31/1997          $18,905              $26,407            $14,976             $18,875
      08/31/1997          $18,795              $24,928            $14,808             $18,533
      09/30/1997          $19,402              $26,292            $15,040             $19,085
      10/31/1997          $19,072              $25,414            $15,281             $18,906
      11/30/1997          $19,600              $26,591            $15,362             $19,278
      12/31/1997          $20,251              $27,048            $15,523             $19,537
      01/31/1998          $20,053              $27,345            $15,742             $19,648
      02/28/1998          $20,362              $29,317            $15,711             $20,066
      03/31/1998          $20,991              $30,818            $15,759             $20,510
      04/30/1998          $20,726              $31,129            $15,838             $20,489
      05/31/1998          $20,484              $30,594            $16,008             $20,446
      06/30/1998          $20,512              $31,836            $16,171             $20,612
      07/31/1998          $20,014              $31,499            $16,184             $20,361
      08/31/1998          $18,943              $26,950            $16,500             $19,469
      09/30/1998          $20,049              $28,678            $16,971             $20,216
      10/31/1998          $20,122              $31,009            $16,851             $20,520
      11/30/1998          $20,621              $32,888            $16,952             $20,985
      12/31/1998          $20,584              $34,783            $16,994             $21,273
      01/31/1999          $20,232              $36,237            $17,115             $21,364
      02/28/1999          $19,635              $35,110            $16,708             $20,858
      03/31/1999          $19,878              $36,514            $16,791             $21,160
      04/30/1999          $20,936              $37,927            $16,833             $21,871
      05/31/1999          $20,923              $37,032            $16,660             $21,696
      06/30/1999          $20,923              $39,087            $16,608             $21,877
      07/31/1999          $20,680              $37,868            $16,562             $21,614
      08/31/1999          $20,722              $37,678            $16,548             $21,484
      09/30/1999          $20,515              $36,646            $16,697             $21,310
      10/31/1999          $20,541              $38,966            $16,741             $21,617
      11/30/1999          $20,143              $39,757            $16,731             $21,619
      12/31/1999          $20,157              $42,098            $16,629             $21,879
      01/31/2000          $20,268              $39,985            $16,624             $21,616
      02/29/2000          $19,952              $39,229            $16,832             $21,495
      03/31/2000          $20,241              $43,066            $17,076             $22,243
      04/30/2000          $20,931              $41,770            $16,992             $22,059
      05/31/2000          $21,316              $40,913            $16,977             $22,103
      06/30/2000          $21,444              $41,924            $17,323             $22,357
      07/31/2000          $21,701              $41,270            $17,507             $22,496
      08/31/2000          $22,938              $43,833            $17,753             $23,314
      09/30/2000          $23,372              $41,518            $17,821             $23,207
      10/31/2000          $23,003              $41,344            $17,933             $23,066
      11/30/2000          $22,826              $38,086            $18,240             $22,577
      12/31/2000          $24,074              $38,273            $18,599             $23,254
      01/31/2001          $24,156              $39,631            $18,912             $23,733
      02/28/2001          $24,550              $36,021            $19,106             $23,244
      03/31/2001          $24,154              $33,741            $19,194             $22,772
      04/30/2001          $24,664              $36,359            $19,050             $23,380
      05/31/2001          $25,189              $36,603            $19,161             $23,605
      06/30/2001          $24,633              $35,713            $19,253             $23,397
      07/31/2001          $24,426              $35,363            $19,732             $23,444
      08/31/2001          $24,726              $33,153            $19,985             $23,212
      09/30/2001          $23,465              $30,478            $20,169             $22,306
      10/31/2001          $23,578              $31,060            $20,681             $22,723
      11/30/2001          $24,068              $33,442            $20,342             $23,298
      12/31/2001          $24,243              $33,736            $20,181             $23,429

Total Return               142.43%              237.36%            101.81%             134.29%

** Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             33
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                      FRANKLIN LARGE CAP GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies with market capitalization values within those of the top 50% of companies in the Russell 1000(R) Index at the time of purchase./1/ The Fund expects to hold significant positions in the technology sector (including computer hardware and software, telecommunications and electronics).

--------------------------------------------------------------------------------

Volatility and generally negative returns characterized the U.S. equity markets in 2001. Unlike the traditional consumer demand slowdowns, the economy suffered a business-led manufacturing slowdown. The dramatic decline in corporate profits prompted significant reductions in technology spending, which generally accounts for more than half of total corporate capital expenditures. Under the pressure of slowing demand, excess inventory in many industries contributed to weak sales and pricing power. A severe downturn in profits followed, particularly in the technology sector. As a result, the market witnessed a record number of negative pre-announcements and downward earnings revisions. The shock and tragedy of the terrorist attacks on September 11 also left its mark on the nation and its economy.

The second half of 2001 brought an end to the nation's longest econo-mic expansion. Although gross domestic product (GDP) growth rates dipped into negative territory in the third quarter, the U.S. economy began to show some positive signs by the year's close. Attempting to stimulate the sagging economy, the Federal Reserve Board (the Fed) cut the federal funds target rate 11 times since January 2001. Significant year-over-year declines in energy prices provided additional support for the economy's stabilization. Other encouraging news included November figures for housing starts increasing at an annualized rate of 8.2% and the U.S. Conference Board's Index of Leading Indicators rising in December for the third consecutive month. Reports that industrial production levels stabilized relative to previous months, unsold business inventories contracted significantly from their peak and new jobless claims decelerated in December also helped paint a brighter picture.

Not surprisingly, the U.S. financial markets responded enthusiastically to the encouraging economic data and the Fed's aggressive easing of


1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Portfolio Breakdown
Franklin Large Cap Growth
Securities Fund
12/31/01

Finance 14.2%

Health Technology 13.6%

Electronic Technology 12.1%

Communications 8.9%

Retail Trade 8.7%

Technology Services 8.2%

Consumer Non-Durables 5.5%

Consumer Services 5.3%

Producer Manufacturing 4.8%

Energy Minerals 3.9%

Utilities 3.8%

Industrial Services 1.9%

Process Industries 1.9%

Transportation 1.5%

Distribution Services 1.4%

Consumer Durables 0.7%

Real Estate 0.1%

Short-Term Investments & Other Net Assets 3.5% monetary policy. As of December 31, 2001, the 10-year Treasury note's yield climbed 85 basis points (0.85%) from its November 7 low of 4.22%. For the 12-month period, the 10-year Treasury note fell 0.05%. The equity market also posted gains from its third quarter struggles. From their September 21 lows to December 31, 2001, the Standard & Poor's 500 Composite Index (S&P 500) and the Nasdaq Composite Index rose more than 19% and 37%. For the year, the indexes declined 11.88% and 20.13%./1/

Under these challenging economic and market conditions, Franklin Large Cap Growth Securities Fund outperformed its benchmark index, the S&P 500. The Russell 1000 Index, a measure of large capitalization stocks, posted a -12.45% return for the same period./1/

In early September, we believed there were many compellingly valued retail stocks and, accordingly, initiated an overweighted position for the Fund. Many companies faced significant pressure due to poor near-term sentiment about consumer spending trends. A slowing economy and widespread layoffs were valid cause for concern, but in our opinion, these near-term risks seemed adequately reflected in the stock valuations at the time. Unfortunately, our overweighted retail position, combined with the unexpected September 11 attacks and its economic impact, negatively impacted Fund performance. The financial market's immediate response seemed to assume the worst for the consumer in particular and the economy in general. Largely as a result, retailers and other stocks heavily dependent upon consumer spending were especially poor performers. Encouragingly, many of these same stocks rebounded nicely by year-end.

In September alone, more than 15 of the Fund's 105 stock holdings declined 30% or more in value. While a broad range of sectors was impacted, the Fund was hardest hit in retailing, consumer services and electronic technology. Our most severely affected retailing positions included Home Depot, Linens 'n Things and Federated Department Stores. Some of the steepest September declines from our consumer services holdings included AOL Time Warner, Univision Communi-cations and Clear Channel Communications. Electronic technology positions that particularly depressed Fund performance included CIENA, Juniper Networks and Applied Materials.



                      Top 10 Holdings
                      Franklin Large Cap Growth
                      Securities Fund
                      12/31/01
                      Company                   % of Total
                      Sector/Industry           Net Assets
                      ------------------------------------

                      Citigroup Inc.               2.7%
                      Finance

                      Bank of New York Co. Inc.    2.5%
                      Finance

                      Philip Morris Cos. Inc.      2.1%
                      Consumer Non-Durables

                      General Electric Co.         1.9%
                      Producer Manufacturing

                      Pfizer Inc.                  1.8%
                      Health Technology

                      Automatic Data
                      Processing Inc.              1.7%
                      Technology Services

                      Concord EFS Inc.             1.7%
                      Technology Services

                      SBC Communications Inc.      1.7%
                      Communications

                      Medtronic Inc.               1.7%
                      Health Technology

                      Microsoft Corp.              1.7%
                      Technology Services

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Fortunately, a number of portfolio holdings demonstrated strength during the difficult post-September 11 period. Not surprisingly, many of these stemmed from sectors traditionally viewed as defensive, such as consumer non-durables, telecommunications services and health care and pharmaceuticals. Our consumer products-related holdings such as Adolph Coors, Philip Morris, Kimberly-Clark and Procter & Gamble held up well. In telecommunications services, the Fund enjoyed positive share gains from SBC, AT&T, Sprint and Worldcom. The vast majority of the Fund's pharmaceuticals-related positions also posted gains during the month, including Merck, Pfizer, Pharmacia and American Home Products.

The collapse of Enron, the largest single corporate bankruptcy in U.S. history, was another event that seriously impacted the Fund. During the 12 months under review, we closely studied this company as news surrounding its core business and financial condition grew increasingly difficult. Unfortunately, our expectations for the successful acquisition of Enron by Dynegy, which likely would have benefited the Fund, were not realized. Ultimately, we sold all remaining Enron shares at a significant loss. The Fund did benefit, however, from the flip-side of the failed Enron-Dynegy merger. When Dynegy's stock surged upward on news of the proposed Enron acquisition, we sold the Fund's entire Dynegy position at a gain.

One of the Fund's biggest changes during the period was in utilities, a sector that struggled late in the year. Although the Fund was still slightly overweighted relative to the S&P 500, our allocation to the sector was significantly reduced at year-end. The Fund's allotment declined from 10.5% of total net assets at the beginning of the reporting period, to just 3.8% of total net assets on December 31, 2001. At period-end, we are confident that the Fund's current utilities position offers compelling risk and return potential.

At year-end, we believe the Fund remained poised for continued economic recovery in 2002. We focused on stocks whose valuations we believe still make sense relative to their earnings prospects with our overweighted positions in retail, broadcasting, transportation, technology services and telecommunications services. In our opinion, the Fed is nearing the end of its interest rate easing cycle. Accordingly, we were underweighted in the interest rate-sensitive portions of the financial sector by period-end. However, we maintained our overweighted position in the investment banks and brokerage areas. Our positions in companies such as Merrill Lynch, Goldman Sachs and Lehman

Brothers have served the Fund well since the September lows. While we may elect to trim these positions in the event of continued share price strength, we intend to maintain these holdings for the near term since they stand to benefit significantly from continued improving conditions in the capital markets.

Large-cap growth equity investors faced higher stock prices along with some positive indications of improving economic conditions as the year closed. In this environment, we believe it is very important to maintain our disciplined and selective approach for the Fund's portfolio. We remain firmly committed to building and maintaining a portfolio that captures the most promising large-cap growth opportunities. Valuation levels for many stocks appear to reflect room for a robust earnings recovery. We believe the economy seems to be reaching a bottom, and our outlook is positive for improved earnings news. Whatever the outcome, we will continue to employ our core investment strategy of focusing on long-term growth opportunities offered by companies we believe have sustainable competitive advantages and superior management teams. By consistently adhering to this core discipline based upon assessment of risk and return on a bottom-up, stock-by-stock basis, and then monitoring our resulting industry and sector weightings to make sure that we feel comfortable with their risk levels, we aim to deliver superior investment returns over the long term. When shares of companies with outstanding growth prospects become fully valued in our view, we do not hesitate to gradually reduce our holdings in such stocks. We find it encouraging that the current economic landscape and stock markets appear to offer no shortage of interesting opportunities to profitably apply this strategy.




This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Franklin Large Cap Growth Securities Fund - Class 1
Periods ended 12/31/01
                                                                        Since
                                                                      Inception
                                                     1-Year   5-Year  (5/1/96)
-------------------------------------------------------------------------------
Cumulative Total Return                              -11.26%  +75.83%  +99.74%
Average Annual Total Return                          -11.26%  +11.95%  +12.97%
Value of $10,000 Investment                         $  8,874 $ 17,583 $ 19,974

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/01)

The graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (13)
This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index* from 5/1/96-12/31/01.

                         Franklin Large Cap
                          Growth Securities
                           Fund - Class I             S&P 500
-------------------------------------------------------------
    05/01/1996                 $10,000                $10,000
    05/31/1996                 $10,220                $10,257
    06/30/1996                 $10,180                $10,296
    07/31/1996                  $9,790                 $9,841
    08/31/1996                 $10,180                $10,049
    09/30/1996                 $10,910                $10,613
    10/31/1996                 $10,879                $10,906
    11/30/1996                 $11,750                $11,730
    12/31/1996                 $11,359                $11,497
    01/31/1997                 $11,909                $12,215
    02/28/1997                 $11,470                $12,311
    03/31/1997                 $10,870                $11,807
    04/30/1997                 $11,290                $12,510
    05/31/1997                 $12,269                $13,271
    06/30/1997                 $12,478                $13,865
    07/31/1997                 $13,289                $14,968
    08/31/1997                 $12,958                $14,129
    09/30/1997                 $13,740                $14,902
    10/31/1997                 $13,099                $14,405
    11/30/1997                 $13,319                $15,072
    12/31/1997                 $13,439                $15,331
    01/31/1998                 $13,359                $15,499
    02/28/1998                 $14,381                $16,617
    03/31/1998                 $14,691                $17,468
    04/30/1998                 $14,991                $17,644
    05/31/1998                 $14,510                $17,341
    06/30/1998                 $15,080                $18,045
    07/31/1998                 $14,759                $17,853
    08/31/1998                 $12,849                $15,275
    09/30/1998                 $13,503                $16,255
    10/31/1998                 $14,548                $17,576
    11/30/1998                 $15,171                $18,641
    12/31/1998                 $16,166                $19,715
    01/31/1999                 $16,750                $20,539
    02/28/1999                 $16,157                $19,900
    03/31/1999                 $16,609                $20,696
    04/30/1999                 $17,212                $21,497
    05/31/1999                 $17,000                $20,990
    06/30/1999                 $18,156                $22,155
    07/31/1999                 $17,840                $21,463
    08/31/1999                 $17,749                $21,356
    09/30/1999                 $17,325                $20,771
    10/31/1999                 $18,396                $22,086
    11/30/1999                 $19,536                $22,534
    12/31/1999                 $21,283                $23,861
    01/31/2000                 $21,242                $22,664
    02/29/2000                 $22,504                $22,235
    03/31/2000                 $23,515                $24,410
    04/30/2000                 $22,689                $23,675
    05/31/2000                 $22,335                $23,190
    06/30/2000                 $23,845                $23,763
    07/31/2000                 $23,406                $23,392
    08/31/2000                 $25,462                $24,844
    09/30/2000                 $24,917                $23,533
    10/31/2000                 $24,104                $23,434
    11/30/2000                 $21,921                $21,587
    12/31/2000                 $22,510                $21,693
    01/31/2001                 $24,126                $22,463
    02/28/2001                 $21,856                $20,417
    03/31/2001                 $20,892                $19,124
    04/30/2001                 $22,401                $20,608
    05/31/2001                 $22,454                $20,747
    06/30/2001                 $21,419                $20,242
    07/31/2001                 $21,364                $20,044
    08/31/2001                 $20,003                $18,791
    09/30/2001                 $17,870                $17,275
    10/31/2001                 $18,173                $17,605
    11/30/2001                 $19,534                $18,955
    12/31/2001                 $19,974                $19,122

Total Return                     99.74%                 91.22%

*Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund - Class 1


                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits. See
                      the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------

                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares
                   -----------------------------------------


                                                                             39
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Franklin Large Cap Growth Securities Fund - Class 2*
Periods ended 12/31/01
                                                                         Since
                                                                       Inception
                                                      1-Year   5-Year  (5/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return                               -11.43%  +74.43%  +98.15%
Average Annual Total Return                           -11.43%  +11.77%  +12.82%
Value of $10,000 Investment                          $  8,857 $ 17,443 $ 19,815

* Because Class 2 were not offered until 1/6/99, standarized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cummulative and average annual total returns of Class 2 shares were +19.66% and +6.20%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/01)

The graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 2* and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (14)
This graph compares the performance of Franklin Large Cap Growth Securities Fund
- Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index** from 5/1/96-12/31/01.


                           Franklin Large Cap
                           Growth Securities
                             Fund - Class II            S&P 500
---------------------------------------------------------------
      05/01/1996                 $10,000                $10,000
      05/31/1996                 $10,220                $10,257
      06/30/1996                 $10,180                $10,296
      07/31/1996                  $9,790                 $9,841
      08/31/1996                 $10,180                $10,049
      09/30/1996                 $10,910                $10,613
      10/31/1996                 $10,879                $10,906
      11/30/1996                 $11,750                $11,730
      12/31/1996                 $11,359                $11,497
      01/31/1997                 $11,909                $12,215
      02/28/1997                 $11,470                $12,311
      03/31/1997                 $10,870                $11,807
      04/30/1997                 $11,290                $12,510
      05/31/1997                 $12,269                $13,271
      06/30/1997                 $12,478                $13,865
      07/31/1997                 $13,289                $14,968
      08/31/1997                 $12,958                $14,129
      09/30/1997                 $13,740                $14,902
      10/31/1997                 $13,099                $14,405
      11/30/1997                 $13,319                $15,072
      12/31/1997                 $13,439                $15,331
      01/31/1998                 $13,359                $15,499
      02/28/1998                 $14,381                $16,617
      03/31/1998                 $14,691                $17,468
      04/30/1998                 $14,991                $17,644
      05/31/1998                 $14,510                $17,341
      06/30/1998                 $15,080                $18,045
      07/31/1998                 $14,759                $17,853
      08/31/1998                 $12,849                $15,275
      09/30/1998                 $13,503                $16,255
      10/31/1998                 $14,548                $17,576
      11/30/1998                 $15,171                $18,641
      12/31/1998                 $16,166                $19,715
      01/31/1999                 $16,738                $20,539
      02/28/1999                 $16,146                $19,900
      03/31/1999                 $16,598                $20,696
      04/30/1999                 $17,190                $21,497
      05/31/1999                 $16,969                $20,990
      06/30/1999                 $18,124                $22,155
      07/31/1999                 $17,807                $21,463
      08/31/1999                 $17,705                $21,356
      09/30/1999                 $17,272                $20,771
      10/31/1999                 $18,343                $22,086
      11/30/1999                 $19,472                $22,534
      12/31/1999                 $21,209                $23,861
      01/31/2000                 $21,180                $22,664
      02/29/2000                 $22,421                $22,235
      03/31/2000                 $23,421                $24,410
      04/30/2000                 $22,592                $23,675
      05/31/2000                 $22,239                $23,190
      06/30/2000                 $23,736                $23,763
      07/31/2000                 $23,287                $23,392
      08/31/2000                 $25,330                $24,844
      09/30/2000                 $24,785                $23,533
      10/31/2000                 $23,962                $23,434
      11/30/2000                 $21,791                $21,587
      12/31/2000                 $22,369                $21,693
      01/31/2001                 $23,984                $22,463
      02/28/2001                 $21,717                $20,417
      03/31/2001                 $20,755                $19,124
      04/30/2001                 $22,252                $20,608
      05/31/2001                 $22,294                $20,747
      06/30/2001                 $21,268                $20,242
      07/31/2001                 $21,200                $20,044
      08/31/2001                 $19,854                $18,791
      09/30/2001                 $17,740                $17,275
      10/31/2001                 $18,029                $17,605
      11/30/2001                 $19,374                $18,955
      12/31/2001                 $19,815                $19,122

Total Return                       98.15%                 91.22%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund - Class 2


                      -----------------------------------
                      Performance reflects the Fund's
                      Class 2 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits. See
                      the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------

                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares
                   -----------------------------------------


40
              Past performance does not guarantee future results.

                                                     FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00./1 The Fund invests in high quality U.S. dollar-denominated money market debt instruments.

--------------------------------------------------------------------------------

The year under review was marked by extraordinary events, the likes of which couldn't even be imagined. The U.S. economy entered 2001 at the tail end of the longest economic expansion in history. In January 2001, the economy was seemingly strong, boasting near record-low unemployment (4.2%), year-over-year gains in personal income and consumption of approximately 7%, and a strong homebuilding sector. Yet, on the flip side, manufacturing's ongoing slide finally began to hit consumer confidence and gross domestic product (GDP) growth, which was an annualized 1.3% in the first quarter of 2001. While the economic data might not have shown excessive weakness in January, the Federal Reserve Board (the Fed) saw fit to begin lowering its federal funds target rate. In fact, the Fed acted 11 times during the year, bringing the target rate to 1.75% on December 31, 2001, from 6.50% at the beginning of the year.

For much of the year, the economy struggled to gain traction. Corporate profits continued to suffer, which led to job cuts and slower growth in personal income and consumption. Energy prices were stubbornly high, the global economy was slowing, and the U.S. was still dealing with fallout from the negative wealth effect due to a declining stock market. All of this brought the economy to the verge of a recession. Whether we would have landed there is debatable, but the events of September 11 and the aftermath definitely tipped the balance.

In the months following September 11, the employment picture deteriorated and consumer confidence and spending sank. Confirming what many believed, the National Bureau of Economic Research declared in November that we were in a recession that began in March 2001. On this note, GDP fell through the third quarter of 2001, when the economy contracted an annualized 1.3%.

1. An investment in the Fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

During the period, we continued to invest the Fund's assets in only high-quality money market securities. On December 31, 2001, more than 86% of the securities purchased for the portfolio carried an AA or higher long-term credit rating by Moody's(R) and Standard & Poor's(R), two independent credit rating agencies, with the balance rated A./2/ Consistent with the Fund's objective of providing shareholders with a higher quality and conservative investment vehicle, we did not invest the Fund's cash in derivatives or other potentially volatile securities that we believed involve undue risk. However, reflecting the 425 basis points (4.25%) decrease in the federal funds target rate over the past year, the Fund's seven-day effective yield decreased substantially during the reporting period.

Although there is still weakness in the economy, we finally began to see some signs of strength at period-end, as fourth quarter 2001 GDP expanded by a surprising 0.2% estimated annualized rate. Housing starts finished the year on a strong note. Interest rates were at multi-year lows, providing the largest mortgage refinancing wave in U.S. history. The past year's monetary policy should continue to benefit the economy. In addition, without inflationary pressures, interest rates could very well remain at recent levels for most of next year. We believe there will be a recovery; the questions that remain are when and to what magnitude.

2. This does not indicate a rating of the Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


 Top 10 Holdings
 Franklin Money Market Fund
 12/31/01

                                             % of Total
                        Security Name        Net Assets
                        -------------------------------

                        Federal National
                        Mortgage Association    23.0%

                        Federal Home Loan
                        Mortgage Corp.          14.8%

                        UBS Warburg LLC          5.5%

                        Province of British
                        Columbia                 5.3%

                        Deutsche Bank AG         5.0%

                        Morgan Stanley Dean
                        Witter & Co.             5.0%

                        Chevron U.K.
                        Investment PLC           5.0%

                        Goldman Sachs
                        Group Inc.               5.0%

                        Coca-Cola Co.            4.9%

                        General Electric
                        Capital Corp.            4.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                     FRANKLIN NATURAL RESOURCES SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Natural Resources Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in U.S. and foreign equity and debt securities of companies principally engaged in the natural resources sector.

--------------------------------------------------------------------------------

During the 12 months under review, commodity prices were volatile, and most fell during 2001. Natural gas prices declined dramatically, from $9.68 per $MMBtu in January 2001 to $2.59 on December 31. As we expected, oil prices drifted lower over the course of the year; however, we believe the Organization of Petroleum Exporting Countries (OPEC) did a creditable job supporting prices, especially given the global economic weakness.

Franklin Natural Resources Securities Fund faced challenges in this environment. At the beginning of the reporting period, we were overly optimistic about the outlook for natural gas, as we underestimated the impact on demand of relatively high prices at the end of 2000. In addition, significantly warmer-than-normal weather during the past few months contributed to higher-than-average storage levels. On the positive side, supply appeared to be responding to lower prices as many companies' third quarter 2001 production numbers were below those of the second quarter, and the natural gas market has favorable long-term supply and demand characteristics, in our opinion. Just before year-end, OPEC announced an oil production cut, which should help further support oil prices and boost natural gas prices because many power plants can switch between fuels. OPEC's discipline over the past 12 months has been encouraging, and we expect oil to trade in the $18 to $25 range over the next year or so, barring any major changes in Middle East politics.

At the end of the reporting period, Franklin Natural Resources Securities Fund's portfolio was positioned slightly more defensively than it was a year earlier, given lower oil and natural gas prices. We decreased the number of holdings and focused on companies with what we felt were attractive valuations and solid fundamentals. At period-end, integrated oil companies represented 18.1% of the Fund's total net assets. These stocks have tended to provide greater stability than highly volatile oil services and exploration and production (E&P) company stocks. However, the Fund's significant exposure to the oil services and E&P sectors dampened its performance as lower oil and natural gas prices put downward pressure on such stocks during much of the period. Since October, both sectors rebounded nicely as the outlook for oil and natural gas prices became more optimistic.

                                    [CHART]

Portfolio Breakdown
Franklin Natural Resources
Securities Fund
Based on Total Net Assets
12/31/01

Energy Minerals                                 34.7%
Industrial Services                             29.0%
Process Industries                              19.0%
Non-Energy Minerals                              9.7%
Short-Term Investments & Other Net Assets        7.6%

We increased the Fund's chemicals industry weighting slightly during the year as we are quite optimistic on the group in the intermediate term. We believe many chemicals-related companies should be some of the first businesses to rebound in a global recovery, but we remain somewhat cautious due to a poor earnings outlook for fourth quarter 2001.

We completely exited the alternative energy sector during the period because we think the slowing economic environment brought into question the viability of many of these companies. We also sold the majority of our positions in the pipeline and distribution area after financial problems at Enron Corp. negatively impacted the group.

Thank you for your participation in Franklin Natural Resources Securities Fund. We appreciate your support and welcome your comments or suggestions.



--------------------------------------------------------------------------------
On November 20, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Natural Resources Securities Fund (Fund) into Franklin Growth and Income Securities Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2002.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.
--------------------------------------------------------------------------------





                    Top 10 Holdings
                    Franklin Natural Resources
                    Securities Fund
                    12/31/01

                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------------------------

                    Conoco Inc.                     4.8%
                    Energy Minerals, U.S.

                    Exxon Mobil Corp.               4.0%
                    Energy Minerals, U.S.

                    Bunge Ltd.                      3.9%
                    Process Industries, U.S.

                    ChevronTexaco Corp.             3.4%
                    Energy Minerals, U.S.

                    Cal Dive International Inc.     3.1%
                    Industrial Services, U.S.

                    Allied Waste Industries Inc.    3.1%
                    Industrial Services, U.S.

                    Devon Energy Corp.              2.9%
                    Energy Minerals, U.S.

                    Weatherford
                    International Inc.              2.7%
                    Industrial Services, U.S.

                    Chesapeake Energy Corp.         2.7%
                    Energy Minerals, U.S.

                    Domtar Inc.                     2.7%
                    Process Industries, Canada


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin Natural Resources Securities Fund - Class 1
Periods ended 12/31/01
                                                      Since
                                                    Inception
                            1-Year  5-Year  10-Year (1/24/89)
-------------------------------------------------------------
Cumulative Total Return     -19.13% -11.75% +34.14%  +42.43%
Average Annual Total Return -19.13%  -2.47%  +2.98%   +2.77%
Value of $10,000 Investment  $8,087  $8,825 $13,414  $14,243

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Natural Resources Securities Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (15)
The following line graph compares the performance of Franklin Natural Resources Securities Fund - Class 1 with that of the S&P 500*, based on a $10,000 investment from 1/1/92 to 12/31/01.



                             Franklin Natural
                                 Resources
                             Securities Fund -               S&P
            823                  Class I                     500
--------------------------------------------------------------------
     01/01/1992                  $10,000                   $10,000
     01/31/1992                  $10,681                    $9,814
     02/29/1992                  $10,515                    $9,941
     03/31/1992                  $10,126                    $9,748
     04/30/1992                   $9,991                   $10,033
     05/31/1992                  $10,477                   $10,083
     06/30/1992                  $10,744                    $9,932
     07/31/1992                  $10,824                   $10,338
     08/31/1992                  $10,474                   $10,127
     09/30/1992                  $10,344                   $10,246
     10/31/1992                   $9,714                   $10,281
     11/30/1992                   $9,054                   $10,631
     12/31/1992                   $9,364                   $10,761
     01/31/1993                   $9,294                   $10,852
     02/28/1993                   $9,754                   $10,999
     03/31/1993                  $10,685                   $11,231
     04/30/1993                  $11,405                   $10,960
     05/31/1993                  $12,866                   $11,252
     06/30/1993                  $12,941                   $11,285
     07/31/1993                  $14,090                   $11,240
     08/31/1993                  $13,022                   $11,666
     09/30/1993                  $11,954                   $11,576
     10/31/1993                  $13,082                   $11,815
     11/30/1993                  $12,971                   $11,703
     12/31/1993                  $14,573                   $11,845
     01/31/1994                  $14,674                   $12,248
     02/28/1994                  $14,059                   $11,916
     03/31/1994                  $14,220                   $11,397
     04/30/1994                  $13,555                   $11,543
     05/31/1994                  $13,998                   $11,731
     06/30/1994                  $13,701                   $11,444
     07/31/1994                  $13,965                   $11,819
     08/31/1994                  $14,583                   $12,303
     09/30/1994                  $15,535                   $12,002
     10/31/1994                  $14,981                   $12,271
     11/30/1994                  $13,785                   $11,825
     12/31/1994                  $14,282                   $12,000
     01/31/1995                  $12,599                   $12,310
     02/28/1995                  $13,167                   $12,789
     03/31/1995                  $14,393                   $13,167
     04/30/1995                  $14,536                   $13,554
     05/31/1995                  $14,434                   $14,095
     06/30/1995                  $14,420                   $14,422
     07/31/1995                  $14,887                   $14,899
     08/31/1995                  $14,793                   $14,936
     09/30/1995                  $14,855                   $15,566
     10/31/1995                  $13,194                   $15,510
     11/30/1995                  $14,346                   $16,190
     12/31/1995                  $14,616                   $16,502
     01/31/1996                  $17,035                   $17,063
     02/29/1996                  $17,159                   $17,222
     03/31/1996                  $17,242                   $17,387
     04/30/1996                  $17,335                   $17,643
     05/31/1996                  $17,999                   $18,096
     06/30/1996                  $15,869                   $18,165
     07/31/1996                  $15,539                   $17,362
     08/31/1996                  $16,134                   $17,729
     09/30/1996                  $15,231                   $18,725
     10/31/1996                  $15,338                   $19,242
     11/30/1996                  $15,200                   $20,694
     12/31/1996                  $15,200                   $20,285
     01/31/1997                  $14,444                   $21,550
     02/28/1997                  $16,092                   $21,721
     03/31/1997                  $14,412                   $20,830
     04/30/1997                  $13,614                   $22,072
     05/31/1997                  $14,454                   $23,414
     06/30/1997                  $13,900                   $24,462
     07/31/1997                  $13,954                   $26,407
     08/31/1997                  $14,214                   $24,928
     09/30/1997                  $15,163                   $26,292
     10/31/1997                  $13,944                   $25,414
     11/30/1997                  $12,380                   $26,591
     12/31/1997                  $12,315                   $27,048
     01/31/1998                  $11,754                   $27,345
     02/28/1998                  $12,380                   $29,317
     03/31/1998                  $13,028                   $30,818
     04/30/1998                  $13,534                   $31,129
     05/31/1998                  $12,239                   $30,594
     06/30/1998                  $11,402                   $31,836
     07/31/1998                  $10,165                   $31,499
     08/31/1998                   $7,679                   $26,950
     09/30/1998                   $9,223                   $28,678
     10/31/1998                   $9,890                   $31,009
     11/30/1998                   $9,211                   $32,888
     12/31/1998                   $9,189                   $34,783
     01/31/1999                   $8,685                   $36,237
     02/28/1999                   $8,412                   $35,110
     03/31/1999                   $9,726                   $36,514
     04/30/1999                  $11,620                   $37,927
     05/31/1999                  $11,051                   $37,032
     06/30/1999                  $11,872                   $39,087
     07/31/1999                  $12,152                   $37,868
     08/31/1999                  $12,353                   $37,678
     09/30/1999                  $12,086                   $36,646
     10/31/1999                  $11,474                   $38,966
     11/30/1999                  $11,486                   $39,757
     12/31/1999                  $12,153                   $42,098
     01/31/2000                  $11,831                   $39,985
     02/29/2000                  $11,765                   $39,229
     03/31/2000                  $13,855                   $43,066
     04/30/2000                  $13,768                   $41,770
     05/31/2000                  $14,944                   $40,913
     06/30/2000                  $14,687                   $41,924
     07/31/2000                  $13,601                   $41,270
     08/31/2000                  $15,639                   $43,833
     09/30/2000                  $15,515                   $41,518
     10/31/2000                  $14,408                   $41,344
     11/30/2000                  $13,490                   $38,086
     12/31/2000                  $16,591                   $38,273
     01/31/2001                  $15,931                   $39,631
     02/28/2001                  $15,920                   $36,021
     03/31/2001                  $15,808                   $33,741
     04/30/2001                  $16,927                   $36,359
     05/31/2001                  $17,308                   $36,603
     06/30/2001                  $15,190                   $35,713
     07/31/2001                  $14,591                   $35,363
     08/31/2001                  $13,552                   $33,153
     09/30/2001                  $11,860                   $30,478
     10/31/2001                  $12,650                   $31,060
     11/30/2001                  $12,413                   $33,442
     12/31/2001                  $13,414                   $33,736

Total Return                       34.14%                   237.36%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


Franklin Natural Resources Securities Fund - Class 1


                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------


                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------

                                                                             45
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Natural Resources Securities Fund - Class 2*
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     -19.39% -12.34% +33.25%  +41.48%
         Average Annual Total Return -19.39%  -2.60%  +2.91%   +2.72%
         Value of $10,000 Investment  $8,061  $8,766 $13,325  $14,148

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +39.83% and +11.89%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Natural Resources Securities Fund - Class 2* and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (16)
The following line graph compares the performance of Franklin Natural Resources Securities Fund - Class 2* with that of the S&P 500**, based on a $10,000 investment from 1/1/92 to 12/31/01.

                               Franklin Natural
                                   Resources
                                Securities Fund               S&P
             823                  - Class II                  500
--------------------------------------------------------------------
      01/01/1992                   $10,000                  $10,000
      01/31/1992                   $10,681                   $9,814
      02/29/1992                   $10,515                   $9,941
      03/31/1992                   $10,126                   $9,748
      04/30/1992                    $9,991                  $10,033
      05/31/1992                   $10,477                  $10,083
      06/30/1992                   $10,744                   $9,932
      07/31/1992                   $10,824                  $10,338
      08/31/1992                   $10,474                  $10,127
      09/30/1992                   $10,344                  $10,246
      10/31/1992                    $9,714                  $10,281
      11/30/1992                    $9,054                  $10,631
      12/31/1992                    $9,364                  $10,761
      01/31/1993                    $9,294                  $10,852
      02/28/1993                    $9,754                  $10,999
      03/31/1993                   $10,685                  $11,231
      04/30/1993                   $11,405                  $10,960
      05/31/1993                   $12,866                  $11,252
      06/30/1993                   $12,941                  $11,285
      07/31/1993                   $14,090                  $11,240
      08/31/1993                   $13,022                  $11,666
      09/30/1993                   $11,954                  $11,576
      10/31/1993                   $13,082                  $11,815
      11/30/1993                   $12,971                  $11,703
      12/31/1993                   $14,573                  $11,845
      01/31/1994                   $14,674                  $12,248
      02/28/1994                   $14,059                  $11,916
      03/31/1994                   $14,220                  $11,397
      04/30/1994                   $13,555                  $11,543
      05/31/1994                   $13,998                  $11,731
      06/30/1994                   $13,701                  $11,444
      07/31/1994                   $13,965                  $11,819
      08/31/1994                   $14,583                  $12,303
      09/30/1994                   $15,535                  $12,002
      10/31/1994                   $14,981                  $12,271
      11/30/1994                   $13,785                  $11,825
      12/31/1994                   $14,282                  $12,000
      01/31/1995                   $12,599                  $12,310
      02/28/1995                   $13,167                  $12,789
      03/31/1995                   $14,393                  $13,167
      04/30/1995                   $14,536                  $13,554
      05/31/1995                   $14,434                  $14,095
      06/30/1995                   $14,420                  $14,422
      07/31/1995                   $14,887                  $14,899
      08/31/1995                   $14,793                  $14,936
      09/30/1995                   $14,855                  $15,566
      10/31/1995                   $13,194                  $15,510
      11/30/1995                   $14,346                  $16,190
      12/31/1995                   $14,616                  $16,502
      01/31/1996                   $17,035                  $17,063
      02/29/1996                   $17,159                  $17,222
      03/31/1996                   $17,242                  $17,387
      04/30/1996                   $17,335                  $17,643
      05/31/1996                   $17,999                  $18,096
      06/30/1996                   $15,869                  $18,165
      07/31/1996                   $15,539                  $17,362
      08/31/1996                   $16,134                  $17,729
      09/30/1996                   $15,231                  $18,725
      10/31/1996                   $15,338                  $19,242
      11/30/1996                   $15,200                  $20,694
      12/31/1996                   $15,200                  $20,285
      01/31/1997                   $14,444                  $21,550
      02/28/1997                   $16,092                  $21,721
      03/31/1997                   $14,412                  $20,830
      04/30/1997                   $13,614                  $22,072
      05/31/1997                   $14,454                  $23,414
      06/30/1997                   $13,900                  $24,462
      07/31/1997                   $13,954                  $26,407
      08/31/1997                   $14,214                  $24,928
      09/30/1997                   $15,163                  $26,292
      10/31/1997                   $13,944                  $25,414
      11/30/1997                   $12,380                  $26,591
      12/31/1997                   $12,315                  $27,048
      01/31/1998                   $11,754                  $27,345
      02/28/1998                   $12,380                  $29,317
      03/31/1998                   $13,028                  $30,818
      04/30/1998                   $13,534                  $31,129
      05/31/1998                   $12,239                  $30,594
      06/30/1998                   $11,402                  $31,836
      07/31/1998                   $10,165                  $31,499
      08/31/1998                    $7,679                  $26,950
      09/30/1998                    $9,223                  $28,678
      10/31/1998                    $9,890                  $31,009
      11/30/1998                    $9,211                  $32,888
      12/31/1998                    $9,189                  $34,783
      01/31/1999                    $8,685                  $36,237
      02/28/1999                    $8,412                  $35,110
      03/31/1999                    $9,726                  $36,514
      04/30/1999                   $11,620                  $37,927
      05/31/1999                   $11,039                  $37,032
      06/30/1999                   $11,861                  $39,087
      07/31/1999                   $12,140                  $37,868
      08/31/1999                   $12,330                  $37,678
      09/30/1999                   $12,075                  $36,646
      10/31/1999                   $11,452                  $38,966
      11/30/1999                   $11,463                  $39,757
      12/31/1999                   $12,130                  $42,098
      01/31/2000                   $11,808                  $39,985
      02/29/2000                   $11,730                  $39,229
      03/31/2000                   $13,820                  $43,066
      04/30/2000                   $13,734                  $41,770
      05/31/2000                   $14,896                  $40,913
      06/30/2000                   $14,638                  $41,924
      07/31/2000                   $13,555                  $41,270
      08/31/2000                   $15,577                  $43,833
      09/30/2000                   $15,454                  $41,518
      10/31/2000                   $14,348                  $41,344
      11/30/2000                   $13,431                  $38,086
      12/31/2000                   $16,526                  $38,273
      01/31/2001                   $15,855                  $39,631
      02/28/2001                   $15,844                  $36,021
      03/31/2001                   $15,720                  $33,741
      04/30/2001                   $16,838                  $36,359
      05/31/2001                   $17,218                  $36,603
      06/30/2001                   $15,100                  $35,713
      07/31/2001                   $14,504                  $35,363
      08/31/2001                   $13,468                  $33,153
      09/30/2001                   $11,779                  $30,478
      10/31/2001                   $12,567                  $31,060
      11/30/2001                   $12,331                  $33,442
      12/31/2001                   $13,325                  $33,736

Total Return                        33.25%                  237.36%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Natural Resources Securities
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



46
              Past performance does not guarantee future results.

                                                      FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies, including small capitalization companies, in the real estate sector, primarily real estate investment trusts (REITs).

--------------------------------------------------------------------------------

It is a pleasure to bring you Franklin Real Estate Fund's annual report covering the period ended December 31, 2001. During this time, real estate stocks displayed their defensive characteristics in the face of a significantly weakened domestic economy and substantially outperformed most major equity indexes. Real estate investment trusts (REITs) were the biggest beneficiaries of the real estate sector's strong performance. Early in the reporting period, we found that real estate stocks offered reasonable valuations, high dividend yields and stable operating fundamentals at the property level. Toward the end of the period, investor concerns about recession and the disasters on September 11 contributed to sustained volatility and share price weakness in the broader financial markets, and generated increased investor interest in these high yielding real estate securities, benefiting the Fund's overall performance in 2001. For the year ended December 31, 2001, the Wilshire Real Estate Securities Index rose 10.45%, while the Standard & Poor's 500 Composite Index (S&P 500) fell 11.88%./1/ The Fund trailed the performance of its real estate benchmark during the year due, in part, to our lower exposure to the highest yielding stocks relative to the index. In 2001, the highest yielding REITs were the greatest beneficiaries of the Federal Reserve Board's (the Fed's) series of interest rate cuts. We held few of these securities because many of them tend to have limited liquidity and are, in our opinion, of lower quality.

As of December 31, 2001, office real estate stocks represented the portfolio's largest weighting. One of the best-performing property types in 2000, this sector lagged other property types in 2001 mainly due to widespread concerns about a protracted slowdown in office space demand. We continue to believe that office real estate stocks represent an attractive combination of favorable supply characteristics, the safety of long-term leases and compelling valuations. Notably, Standard and Poor's(R) added Equity Office Properties Trust to the S&P 500 during the

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



 Property-Type Allocation
 Franklin Real Estate Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------
                       Office                   21.6%

                       Diversified              20.7%

                       Apartment                17.1%

                       Retail                   10.4%

                       Industrial                8.9%

                       Hotels & Travel           4.8%

                       Self Storage              4.0%

                       Other                     3.7%

                       Short-Term Investments
                       & Other Net Assets        8.8%

reporting period, the index's first REIT. Diversified property companies, whose focus is not limited to one property type, represented our second-largest portfolio weighting, followed by the apartment sector. In our analysis, the Fund's top three sectors display excellent long-term fundamentals and trade at reasonable valuations.

During the period, we maintained an underweighted position in hotels relative to the Wilshire Real Estate Index. We had become increasingly concerned about the economic slowdown's effects on this industry because, of all the real estate property groups, hotel operations are among the most sensitive to economic changes. Unfortunately, the tragic events of September 11 severely curtailed hotel bookings. Consequently, stock prices of the Fund's hotel holdings suffered as most investors sold nearly everything travel-related in the aftermath of the terrorist attacks. Importantly, we saw these stocks make a significant recovery from their lows as the travel industry slowly recovered toward the year-end holidays.

We initiated a number of positions to the portfolio during the year under review. In the industrial property sector, REITs we purchased included AMB Property, Bedford Property and First Industrial Realty Trust. In our assessment, these REITs offered above-average growth prospects at their time of purchase, traded at reasonable valuations and stand to perform relatively well in a period of economic weakness. We sold a number of positions across the various property segments, including Frontline Capital Group and Cabot Industrial Trust. Frontline, which declined substantially in value, experienced a confluence of unfavorable events during the reporting period, including rapidly deteriorating fundamentals at the property level and the company's failed buyout by Regus PLC. Cabot, on the other hand, is an industrial REIT that performed well for us and became the subject of a buyout offer.

Looking ahead, we remain optimistic as real estate securities, in our opinion, generally remain attractively valued and could enjoy healthy operating fundamentals at the property level as the balance of supply and demand returns. The recession, however, is currently having an impact on real estate fundamentals. Vacancies are creeping higher and rental rates are softening in some markets. However, unlike in previous real estate cycles, the supply of real estate seems to be under control. This is primarily because three years of disciplined borrowing and constrained lender participation curtailed development. In many cases, those development projects that reached completion were significantly


Top 10 Holdings
Franklin Real Estate Fund
12/31/01

                      Security                  % of Total
                      Security Type             Net Assets
                      ------------------------- ----------

                      Equity Office
                      Properties Trust             8.0%
                      Equity REIT - Office

                      Vornado Realty Trust         4.4%
                      Equity REIT - Diversified
                      Property Type

                      Archstone-Smith Trust        4.3%
                      Equity REIT - Apartments

                      Equity Residential
                      Properties Trust             3.8%
                      Equity REIT - Apartments

                      Avalonbay
                      Communities Inc.             3.7%
                      Equity REIT - Apartments

                      ProLogis Trust               3.5%
                      Equity REIT - Industrial

                      Apartment Investment &
                      Management Co., A            3.5%
                      Equity REIT - Apartments

                      Simon Property
                      Group Inc.                   3.4%
                      Equity REIT - Retail-
                      Regional Malls

                      Glenborough Realty
                      Trust Inc.                   3.4%
                      Equity REIT - Diversified
                      Property Type

                      Security Capital Group
                      Inc., B                      3.3%
                      Diversified Property
                      Type


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

pre-leased to committed tenants before the first shovel broke ground. As a result, we believe the supply side of the equation is likely to enjoy less cyclicality, or economic sensitivity, than ever before. Although demand for space has moderated with the current economic malaise, we believe the Fed's recent credit-easing actions will lead to demand stabilization.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Real Estate Fund - Class 1
 Periods ended 12/31/01

                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/24/89)
         --------------------------------------------------------------
         Cumulative Total Return      +8.19% +34.52% +198.02% +254.93%
         Average Annual Total Return  +8.19%  +6.11%  +11.54%  +10.29%
         Value of $10,000 Investment $10,819 $13,452  $29,802  $35,493

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Real Estate Fund - Class 1, the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (17)
The following line graph compares the performance of Franklin Real Estate Fund - Class 1 with that of the S&P 500* and Wilshire Real Estate Securities Index*, based on a $10,000 investment from 1/1/92 to 12/31/01.

                                                        Wilshire Real
                     Franklin Real                          Estate
                     Estate Fund -            S&P         Securities
                         Class I              500            Index
---------------------------------------------------------------------
      01/01/1992         $10,000            $10,000         $10,000
      01/31/1992         $10,905             $9,814         $10,471
      02/29/1992         $10,603             $9,941         $10,445
      03/31/1992         $10,408             $9,748         $10,219
      04/30/1992         $10,257            $10,033         $10,050
      05/31/1992         $10,497            $10,083         $10,090
      06/30/1992         $10,404             $9,932          $9,786
      07/31/1992         $10,821            $10,338          $9,822
      08/31/1992         $10,703            $10,127          $9,674
      09/30/1992         $10,857            $10,246         $10,042
      10/31/1992         $11,029            $10,281         $10,149
      11/30/1992         $11,156            $10,631         $10,236
      12/31/1992         $11,591            $10,761         $10,740
      01/31/1993         $12,063            $10,852         $11,486
      02/28/1993         $12,499            $10,999         $12,042
      03/31/1993         $13,315            $11,231         $12,850
      04/30/1993         $12,789            $10,960         $12,122
      05/31/1993         $12,680            $11,252         $11,931
      06/30/1993         $13,118            $11,285         $12,244
      07/31/1993         $13,375            $11,240         $12,493
      08/31/1993         $13,732            $11,666         $12,752
      09/30/1993         $14,438            $11,576         $13,330
      10/31/1993         $14,337            $11,815         $12,956
      11/30/1993         $13,446            $11,703         $12,391
      12/31/1993         $13,795            $11,845         $12,376
      01/31/1994         $14,043            $12,248         $12,747
      02/28/1994         $14,620            $11,916         $13,268
      03/31/1994         $14,107            $11,397         $12,654
      04/30/1994         $14,337            $11,543         $12,796
      05/31/1994         $14,558            $11,731         $13,062
      06/30/1994         $14,248            $11,444         $12,805
      07/31/1994         $14,219            $11,819         $12,834
      08/31/1994         $14,172            $12,303         $12,825
      09/30/1994         $13,940            $12,002         $12,611
      10/31/1994         $13,443            $12,271         $12,149
      11/30/1994         $12,961            $11,825         $11,674
      12/31/1994         $14,193            $12,000         $12,579
      01/31/1995         $13,674            $12,310         $12,173
      02/28/1995         $13,915            $12,789         $12,554
      03/31/1995         $14,016            $13,167         $12,627
      04/30/1995         $13,980            $13,554         $12,536
      05/31/1995         $14,546            $14,095         $12,951
      06/30/1995         $14,792            $14,422         $13,176
      07/31/1995         $15,098            $14,899         $13,388
      08/31/1995         $15,424            $14,936         $13,551
      09/30/1995         $15,865            $15,566         $13,801
      10/31/1995         $15,540            $15,510         $13,373
      11/30/1995         $15,799            $16,190         $13,512
      12/31/1995         $16,681            $16,502         $14,296
      01/31/1996         $17,055            $17,063         $14,493
      02/29/1996         $17,275            $17,222         $14,780
      03/31/1996         $17,294            $17,387         $14,900
      04/30/1996         $17,342            $17,643         $14,967
      05/31/1996         $17,687            $18,096         $15,301
      06/30/1996         $17,878            $18,165         $15,607
      07/31/1996         $17,739            $17,362         $15,468
      08/31/1996         $18,589            $17,729         $16,125
      09/30/1996         $19,176            $18,725         $16,528
      10/31/1996         $19,556            $19,242         $16,976
      11/30/1996         $20,195            $20,694         $17,681
      12/31/1996         $22,156            $20,285         $19,567
      01/31/1997         $22,435            $21,550         $19,847
      02/28/1997         $22,406            $21,721         $19,859
      03/31/1997         $22,576            $20,830         $19,926
      04/30/1997         $21,996            $22,072         $19,283
      05/31/1997         $22,797            $23,414         $19,857
      06/30/1997         $23,839            $24,462         $20,842
      07/31/1997         $24,487            $26,407         $21,528
      08/31/1997         $24,455            $24,928         $21,369
      09/30/1997         $26,837            $26,292         $23,476
      10/31/1997         $25,833            $25,414         $22,478
      11/30/1997         $26,293            $26,591         $22,930
      12/31/1997         $26,743            $27,048         $23,441
      01/31/1998         $26,451            $27,345         $23,110
      02/28/1998         $26,316            $29,317         $22,815
      03/31/1998         $26,880            $30,818         $23,264
      04/30/1998         $26,148            $31,129         $22,531
      05/31/1998         $25,887            $30,594         $22,315
      06/30/1998         $25,540            $31,836         $22,197
      07/31/1998         $23,775            $31,499         $20,652
      08/31/1998         $21,274            $26,950         $18,506
      09/30/1998         $22,412            $28,678         $19,542
      10/31/1998         $22,056            $31,009         $19,275
      11/30/1998         $22,380            $32,888         $19,637
      12/31/1998         $22,246            $34,783         $19,356
      01/31/1999         $21,543            $36,237         $18,936
      02/28/1999         $21,241            $35,110         $18,787
      03/31/1999         $21,218            $36,514         $18,674
      04/30/1999         $23,573            $37,927         $20,665
      05/31/1999         $23,896            $37,032         $21,014
      06/30/1999         $23,473            $39,087         $20,657
      07/31/1999         $22,377            $37,868         $19,865
      08/31/1999         $21,943            $37,678         $19,567
      09/30/1999         $21,048            $36,646         $18,685
      10/31/1999         $20,502            $38,966         $18,337
      11/30/1999         $20,068            $39,757         $18,049
      12/31/1999         $20,878            $42,098         $18,728
      01/31/2000         $20,893            $39,985         $18,805
      02/29/2000         $20,473            $39,229         $18,446
      03/31/2000         $21,466            $43,066         $19,254
      04/30/2000         $22,846            $41,770         $20,626
      05/31/2000         $23,367            $40,913         $20,874
      06/30/2000         $24,487            $41,924         $21,577
      07/31/2000         $26,712            $41,270         $23,515
      08/31/2000         $25,812            $43,833         $22,669
      09/30/2000         $26,506            $41,518         $23,405
      10/31/2000         $25,465            $41,344         $22,389
      11/30/2000         $25,765            $38,086         $22,893
      12/31/2000         $27,548            $38,273         $24,484
      01/31/2001         $28,099            $39,631         $24,729
      02/28/2001         $27,610            $36,021         $24,215
      03/31/2001         $27,483            $33,741         $24,234
      04/30/2001         $28,146            $36,359         $24,811
      05/31/2001         $28,036            $36,603         $25,506
      06/30/2001         $29,424            $35,713         $26,875
      07/31/2001         $28,732            $35,363         $26,338
      08/31/2001         $29,390            $33,153         $27,257
      09/30/2001         $27,962            $30,478         $25,641
      10/31/2001         $27,008            $31,060         $24,682
      11/30/2001         $28,864            $33,442         $26,281
      12/31/2001         $29,802            $33,736         $27,043

Total Return             198.02%            237.36%         170.43%


* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Real Estate
Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

50
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Real Estate Fund - Class 2*
 Periods ended 12/31/01

                                                                Since
                                                              Inception
                                     1-Year  5-Year  10-Year  (1/24/89)
         --------------------------------------------------------------
         Cumulative Total Return      +7.88% +33.47% +195.70% +252.16%
         Average Annual Total Return  +7.88%  +5.94%  +11.45%  +10.22%
         Value of $10,000 Investment $10,788 $13,347  $29,570  $35,216


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +31.09% and +9.50%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Real Estate Fund - Class 2*, the Standard & Poor's 500 Index and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (18)
The following line graph compares the performance of Franklin Real Estate Fund - Class 2* with that of the S&P 500** and Wilshire Real Estate Securities Index**, based on a $10,000 investment from 1/1/92 to 12/31/01.

                    Franklin Real Estate                           Wilshire Real Estate
                       Fund - Class II      S&P 500                  Securities Index
---------------------------------------------------------------------------------------
     01/01/1992            $10,000          $10,000                       $10,000
     01/31/1992            $10,905           $9,814                       $10,471
     02/29/1992            $10,603           $9,941                       $10,445
     03/31/1992            $10,408           $9,748                       $10,219
     04/30/1992            $10,257          $10,033                       $10,050
     05/31/1992            $10,497          $10,083                       $10,090
     06/30/1992            $10,404           $9,932                        $9,786
     07/31/1992            $10,821          $10,338                        $9,822
     08/31/1992            $10,703          $10,127                        $9,674
     09/30/1992            $10,857          $10,246                       $10,042
     10/31/1992            $11,029          $10,281                       $10,149
     11/30/1992            $11,156          $10,631                       $10,236
     12/31/1992            $11,591          $10,761                       $10,740
     01/31/1993            $12,063          $10,852                       $11,486
     02/28/1993            $12,499          $10,999                       $12,042
     03/31/1993            $13,315          $11,231                       $12,850
     04/30/1993            $12,789          $10,960                       $12,122
     05/31/1993            $12,680          $11,252                       $11,931
     06/30/1993            $13,118          $11,285                       $12,244
     07/31/1993            $13,375          $11,240                       $12,493
     08/31/1993            $13,732          $11,666                       $12,752
     09/30/1993            $14,438          $11,576                       $13,330
     10/31/1993            $14,337          $11,815                       $12,956
     11/30/1993            $13,446          $11,703                       $12,391
     12/31/1993            $13,795          $11,845                       $12,376
     01/31/1994            $14,043          $12,248                       $12,747
     02/28/1994            $14,620          $11,916                       $13,268
     03/31/1994            $14,107          $11,397                       $12,654
     04/30/1994            $14,337          $11,543                       $12,796
     05/31/1994            $14,558          $11,731                       $13,062
     06/30/1994            $14,248          $11,444                       $12,805
     07/31/1994            $14,219          $11,819                       $12,834
     08/31/1994            $14,172          $12,303                       $12,825
     09/30/1994            $13,940          $12,002                       $12,611
     10/31/1994            $13,443          $12,271                       $12,149
     11/30/1994            $12,961          $11,825                       $11,674
     12/31/1994            $14,193          $12,000                       $12,579
     01/31/1995            $13,674          $12,310                       $12,173
     02/28/1995            $13,915          $12,789                       $12,554
     03/31/1995            $14,016          $13,167                       $12,627
     04/30/1995            $13,980          $13,554                       $12,536
     05/31/1995            $14,546          $14,095                       $12,951
     06/30/1995            $14,792          $14,422                       $13,176
     07/31/1995            $15,098          $14,899                       $13,388
     08/31/1995            $15,424          $14,936                       $13,551
     09/30/1995            $15,865          $15,566                       $13,801
     10/31/1995            $15,540          $15,510                       $13,373
     11/30/1995            $15,799          $16,190                       $13,512
     12/31/1995            $16,681          $16,502                       $14,296
     01/31/1996            $17,055          $17,063                       $14,493
     02/29/1996            $17,275          $17,222                       $14,780
     03/31/1996            $17,294          $17,387                       $14,900
     04/30/1996            $17,342          $17,643                       $14,967
     05/31/1996            $17,687          $18,096                       $15,301
     06/30/1996            $17,878          $18,165                       $15,607
     07/31/1996            $17,739          $17,362                       $15,468
     08/31/1996            $18,589          $17,729                       $16,125
     09/30/1996            $19,176          $18,725                       $16,528
     10/31/1996            $19,556          $19,242                       $16,976
     11/30/1996            $20,195          $20,694                       $17,681
     12/31/1996            $22,156          $20,285                       $19,567
     01/31/1997            $22,435          $21,550                       $19,847
     02/28/1997            $22,406          $21,721                       $19,859
     03/31/1997            $22,576          $20,830                       $19,926
     04/30/1997            $21,996          $22,072                       $19,283
     05/31/1997            $22,797          $23,414                       $19,857
     06/30/1997            $23,839          $24,462                       $20,842
     07/31/1997            $24,487          $26,407                       $21,528
     08/31/1997            $24,455          $24,928                       $21,369
     09/30/1997            $26,837          $26,292                       $23,476
     10/31/1997            $25,833          $25,414                       $22,478
     11/30/1997            $26,293          $26,591                       $22,930
     12/31/1997            $26,743          $27,048                       $23,441
     01/31/1998            $26,451          $27,345                       $23,110
     02/28/1998            $26,316          $29,317                       $22,815
     03/31/1998            $26,880          $30,818                       $23,264
     04/30/1998            $26,148          $31,129                       $22,531
     05/31/1998            $25,887          $30,594                       $22,315
     06/30/1998            $25,540          $31,836                       $22,197
     07/31/1998            $23,775          $31,499                       $20,652
     08/31/1998            $21,274          $26,950                       $18,506
     09/30/1998            $22,412          $28,678                       $19,542
     10/31/1998            $22,056          $31,009                       $19,275
     11/30/1998            $22,380          $32,888                       $19,637
     12/31/1998            $22,246          $34,783                       $19,356
     01/31/1999            $21,532          $36,237                       $18,936
     02/28/1999            $21,230          $35,110                       $18,787
     03/31/1999            $21,196          $36,514                       $18,674
     04/30/1999            $23,551          $37,927                       $20,665
     05/31/1999            $23,864          $37,032                       $21,014
     06/30/1999            $23,440          $39,087                       $20,657
     07/31/1999            $22,343          $37,868                       $19,865
     08/31/1999            $21,894          $37,678                       $19,567
     09/30/1999            $20,998          $36,646                       $18,685
     10/31/1999            $20,452          $38,966                       $18,337
     11/30/1999            $20,019          $39,757                       $18,049
     12/31/1999            $20,831          $42,098                       $18,728
     01/31/2000            $20,831          $39,985                       $18,805
     02/29/2000            $20,411          $39,229                       $18,446
     03/31/2000            $21,390          $43,066                       $19,254
     04/30/2000            $22,768          $41,770                       $20,626
     05/31/2000            $23,273          $40,913                       $20,874
     06/30/2000            $24,395          $41,924                       $21,577
     07/31/2000            $26,605          $41,270                       $23,515
     08/31/2000            $25,706          $43,833                       $22,669
     09/30/2000            $26,400          $41,518                       $23,405
     10/31/2000            $25,357          $41,344                       $22,389
     11/30/2000            $25,641          $38,086                       $22,893
     12/31/2000            $27,410          $38,273                       $24,484
     01/31/2001            $27,964          $39,631                       $24,729
     02/28/2001            $27,475          $36,021                       $24,215
     03/31/2001            $27,332          $33,741                       $24,234
     04/30/2001            $27,996          $36,359                       $24,811
     05/31/2001            $27,887          $36,603                       $25,506
     06/30/2001            $29,245          $35,713                       $26,875
     07/31/2001            $28,555          $35,363                       $26,338
     08/31/2001            $29,197          $33,153                       $27,257
     09/30/2001            $27,784          $30,478                       $25,641
     10/31/2001            $26,831          $31,060                       $24,682
     11/30/2001            $28,672          $33,442                       $26,281
     12/31/2001            $29,570          $33,736                       $27,043

Total Return                195.70%          237.36%                      170.43%



** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


Franklin Real Estate
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             51
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                      FRANKLIN RISING DIVIDENDS SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in equity securities of companies that have paid consistently rising dividends over the past 10 years, including small capitalization companies.

--------------------------------------------------------------------------------

After a decade of economic expansion, the U.S. economy fell into a recession. Gross domestic product (GDP) growth contracted at a 1.3% annualized rate during the year's third quarter. Some of the late-2000 economic troubles seemed to carry over into 2001 as high short-term interest rates and energy prices, combined with lower stock prices, particularly in certain technology sectors, put downward pressure on economic activity during the year under review.

Fortunately, there seems to be some economic stimulus in the pipeline. Beginning in the third quarter of 2001, many taxpayers received rebate checks. Meanwhile, the federal government's outlays increased. The Federal Reserve Board lowered its target for the federal funds rate by 475 basis points (4.75%) since January, bringing it to 1.75% as of December 31, 2001. Lower mortgage rates sparked another refinancing cycle for homeowners, while corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. Energy prices, particularly for gasoline and natural gas, came down substantially in the latter half of the year. The prices of other important commodities, from lumber to computer chips, also experienced meaningful declines. Although many of these changes reflect a weakened economy, we believe it is important to note that they are the cyclical adjustments that ultimately may generate future economic expansion. One encouraging sign was the estimated 0.2% annualized growth rate for fourth quarter GDP.

Most major stock market indexes suffered double-digit declines during the year ended December 31, 2001. Of the broad industry groups, technology fared the worst as evidenced by the 20.13% decline in the technology-heavy Nasdaq Composite Index. Small stocks generally outperformed large stocks; the Standard & Poor's 600 Small-Cap Index increased 6.54% during the year, while the Standard & Poor's 500 Composite Index (S&P 500) declined 11.88% for the same time./1/ The

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

market sectors that experienced the most extreme moves during the bull market cycle generally performed poorly in 2001. Within this environment, Franklin Rising Dividends Securities Fund performed well, exceeding the return of its benchmark index, the Russell Midcap Value Index, which posted a 2.33% total return for the 12 months ended December 31, 2001./1/

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our stan-dards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

New additions to the Fund's portfolio during the year under review included Arthur J. Gallagher & Co. and Hillenbrand Industries. Gallagher, a large regional insurance broker focusing on the middle-market insurance customer, was a clear beneficiary of higher premiums for commercial property and casualty insurance. As a broker, the company benefits from premium increases without taking any of the underwriting risk. For the past 16 years, Gallagher has increased its dividend. Hillenbrand, a leading provider of funeral products and services, is also a manufacturer of durable hospital equipment. As America ages, the company, in our view, is well-positioned to benefit from the population's changing needs. Hillenbrand has 30 years of dividend increases.

A significant position that we sold during the year under review was Block Drug Company. We eliminated this holding after GlaxoSmith-Kline acquired the company in a cash transaction. We sold several other, smaller positions to make room for better opportunities as we found them.

Three of the Fund's large holdings that delivered returns greater than 20% during 2001 were Diebold, Leggett & Platt and Superior Indus-tries International. Diebold, a leading manufacturer and servicer of automatic teller machines (ATMs), has increased its dividends for an exceptional 48 consecutive years. A number of recent developments led investors to believe that earnings growth should reaccelerate. For example, the company plans on entering the U.S. electronic voting



 Top 10 Holdings
 Franklin Rising Dividends
  Securities Fund
 12/31/01

                     Company                    % of Total
                     Sector/Industry            Net Assets
                     ---------------------      ----------

                     Family Dollar Stores Inc.     5.0%
                     Retail Trade

                     Alberto-Culver Co., A         4.4%
                     Consumer Non-Durables

                     West Pharmaceutical
                     Services Inc.                 4.2%
                     Health Technology

                     Diebold Inc.                  3.9%
                     Electronic Technology

                     Teleflex Inc.                 3.8%
                     Producer Manufacturing

                     Reynolds & Reynolds Co., A    3.7%
                     Technology Services

                     National Commerce
                     Financial Corp.               3.5%
                     Finance

                     Washington Mutual Inc.        3.5%
                     Finance

                     Graco Inc.                    3.2%
                     Producer Manufacturing

                     Leggett & Platt Inc.          3.1%
                     Consumer Durables

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

machine market. Through acquisitions, Diebold became a much larger participant in the European ATM market. Diebold also increased its effort to build its ATM servicing business with large banks. Addition-ally, there appear to be opportunities for Diebold's technology to have a larger role in physical security applications. Leggett & Platt, a diver-sified manufacturer of engineered products including furniture components and retail store fixtures, has increased its dividends for 30 years. Unfortunately, the recession has not been kind to Leggett as earnings fell sharply in 2001. The company responded by aggressively reducing costs and should be able to achieve significant operating leverage when volumes improve. The furniture market seems poised for recovery after several quarters of much weaker furniture demand than housing demand. Superior, the leading manufacturer of aluminum wheels, has 18 years of dividend growth. Although its earnings declined in 2001, partially as a result of automobile production cuts, Superior announced a number of new model contracts for the coming years. With its largest competitor, Hayes Lemmerz International, having recently filed for bankruptcy, Superior should have the opportunity to win placement on additional models in the future.

One disappointing stock during the year under review was The Limit-ed, a specialty retailer with several apparel brands including Express and Lerner New York. It also has a majority interest in Intimate Brands, which operates Victoria's Secret and the Bath & Body Works stores. Sales across most of its stores have been poor throughout the past year. Although the company was negatively impacted by the weak economy, we believe it has also made some merchandising mistakes. However, we are confident about The Limited's solid management team and the strength of many of its retail brands. We anticipate better results in the future.

Notable year-over-year dividend increases during the 12-month period came from National Commerce Financial (+15%), TrustCo Bancorp NY (+15%), American International Group (+14%), Teleflex (+13%), and Nucor (+13%).

Our 10 largest positions as of December 31, 2001, comprised 38.3% of the Fund's total net assets. It is interesting to note how these 10 com-panies would, in the aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 19 years in a row and by 286% in the past 10 years. Their most recent dividend increases averaged 9.6%, for a yield of 1.8% on December 31, 2001, and a dividend payout ratio of 33%. Long-term debt averaged 18% of capitalization, and the average price/earnings ratio was 19.5 on calendar year 2001 estimates versus
26.0 for that of the unmanaged S&P 500 on the same date. In our opinion, these companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.



This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, securities or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Rising Dividends Securities Fund - Class 1
 Periods ended 12/31/01

                                              Since
                                            Inception
                            1-Year  5-Year  (1/27/92)
-----------------------------------------------------
Cumulative Total Return     +13.90% +77.08% +190.04%
Average Annual Total Return +13.90% +12.11%  +11.32%
Value of $10,000 Investment $11,390 $17,708  $29,004


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (1/27/92-12/31/01)

The graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 1 and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (19)
The following line graph compares the performance of Franklin Rising Dividends Securities Fund - Class 1 with that of the Russell Midcap Value Index*, based on a $10,000 investment from 1/27/92 to 12/31/01.


                                              Russell
                    Franklin Rising            Midcap
                 Dividends Securities           Value
                    Fund - Class I              Index
-----------------------------------------------------
     01/27/1992         $10,000               $10,000
     01/31/1992         $10,000               $10,033
     02/29/1992         $10,000               $10,407
     03/31/1992          $9,930               $10,249
     04/30/1992          $9,980               $10,511
     05/31/1992         $10,129               $10,608
     06/30/1992          $9,990               $10,527
     07/31/1992         $10,349               $10,949
     08/31/1992         $10,239               $10,629
     09/30/1992         $10,409               $10,842
     10/31/1992         $10,540               $11,068
     11/30/1992         $10,860               $11,534
     12/31/1992         $10,979               $11,902
     01/31/1993         $10,860               $12,203
     02/28/1993         $10,670               $12,467
     03/31/1993         $10,759               $12,899
     04/30/1993         $10,389               $12,672
     05/31/1993         $10,529               $12,958
     06/30/1993         $10,417               $13,227
     07/31/1993         $10,417               $13,373
     08/31/1993         $10,588               $13,829
     09/30/1993         $10,588               $13,793
     10/31/1993         $10,749               $13,637
     11/30/1993         $10,478               $13,322
     12/31/1993         $10,598               $13,761
     01/31/1994         $10,738               $14,162
     02/28/1994         $10,377               $13,910
     03/31/1994          $9,917               $13,371
     04/30/1994          $9,936               $13,568
     05/31/1994         $10,076               $13,586
     06/30/1994         $10,049               $13,336
     07/31/1994         $10,151               $13,869
     08/31/1994         $10,579               $14,384
     09/30/1994         $10,335               $13,933
     10/31/1994         $10,308               $13,921
     11/30/1994         $10,064               $13,307
     12/31/1994         $10,165               $13,468
     01/31/1995         $10,441               $13,848
     02/28/1995         $10,747               $14,547
     03/31/1995         $10,981               $14,821
     04/30/1995         $11,062               $15,135
     05/31/1995         $11,439               $15,743
     06/30/1995         $11,563               $16,107
     07/31/1995         $11,813               $16,669
     08/31/1995         $12,011               $16,996
     09/30/1995         $12,408               $17,385
     10/31/1995         $12,303               $17,046
     11/30/1995         $12,939               $17,978
     12/31/1995         $13,189               $18,174
     01/31/1996         $13,449               $18,616
     02/29/1996         $13,647               $18,793
     03/31/1996         $13,647               $19,189
     04/30/1996         $13,615               $19,352
     05/31/1996         $13,990               $19,538
     06/30/1996         $14,144               $19,560
     07/31/1996         $13,729               $18,629
     08/31/1996         $14,005               $19,411
     09/30/1996         $14,728               $20,123
     10/31/1996         $15,164               $20,653
     11/30/1996         $16,216               $21,950
     12/31/1996         $16,375               $21,857
     01/31/1997         $16,704               $22,544
     02/28/1997         $17,172               $22,925
     03/31/1997         $16,639               $22,228
     04/30/1997         $17,065               $22,788
     05/31/1997         $18,385               $24,130
     06/30/1997         $19,050               $25,025
     07/31/1997         $20,666               $26,882
     08/31/1997         $20,244               $26,568
     09/30/1997         $21,307               $28,215
     10/31/1997         $20,787               $27,357
     11/30/1997         $21,286               $28,279
     12/31/1997         $21,784               $29,362
     01/31/1998         $21,684               $28,793
     02/28/1998         $23,434               $30,716
     03/31/1998         $24,108               $32,298
     04/30/1998         $24,031               $32,117
     05/31/1998         $23,157               $31,369
     06/30/1998         $22,893               $31,469
     07/31/1998         $22,107               $29,874
     08/31/1998         $18,583               $25,673
     09/30/1998         $19,509               $27,173
     10/31/1998         $21,592               $28,933
     11/30/1998         $22,376               $29,949
     12/31/1998         $23,289               $30,859
     01/31/1999         $22,081               $30,140
     02/28/1999         $21,297               $29,477
     03/31/1999         $21,156               $29,899
     04/30/1999         $22,827               $32,730
     05/31/1999         $23,085               $32,868
     06/30/1999         $23,946               $33,242
     07/31/1999         $23,580               $32,411
     08/31/1999         $22,606               $31,290
     09/30/1999         $21,293               $29,707
     10/31/1999         $21,463               $30,583
     11/30/1999         $21,201               $30,023
     12/31/1999         $21,032               $30,828
     01/31/2000         $20,026               $28,984
     02/29/2000         $20,010               $27,773
     03/31/2000         $21,695               $31,139
     04/30/2000         $21,639               $31,264
     05/31/2000         $21,979               $31,801
     06/30/2000         $20,787               $30,615
     07/31/2000         $20,636               $31,332
     08/31/2000         $21,884               $33,252
     09/30/2000         $22,186               $33,571
     10/31/2000         $22,716               $34,209
     11/30/2000         $23,152               $33,764
     12/31/2000         $25,458               $36,743
     01/31/2001         $25,919               $36,610
     02/28/2001         $25,784               $36,456
     03/31/2001         $25,302               $35,447
     04/30/2001         $26,610               $37,396
     05/31/2001         $27,592               $38,458
     06/30/2001         $27,625               $37,947
     07/31/2001         $28,239               $37,795
     08/31/2001         $28,095               $37,103
     09/30/2001         $25,580               $33,564
     10/31/2001         $26,030               $33,742
     11/30/2001         $27,850               $36,103
     12/31/2001         $29,004               $37,602

Total Return            190.04%               276.02%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                             57
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Rising Dividends Securities Fund - Class 2*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (1/27/92)
             -----------------------------------------------------
             Cumulative Total Return     +13.57% +75.48% +187.41%
             Average Annual Total Return +13.57% +11.90%  +11.22%
             Value of $10,000 Investment $11,357 $17,548  $28,741

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +22.22% and +6.96%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (1/27/92-12/31/01)

The graph compares the performance of Franklin Rising Dividends Securities Fund
- Class 2* and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (20)
The following line graph compares the performance of Franklin Rising Dividends Securities Fund - Class 2* with that of the Russell Midcap Value Index**, based on a $10,000 investment from 1/27/92 to 12/31/01.


                                               Russell
                         Franklin Rising        Midcap
                      Dividends Securities       Value
                         Fund - Class II         Index
------------------------------------------------------
     01/27/1992         $10,000                $10,000
     01/31/1992         $10,000                $10,033
     02/29/1992         $10,000                $10,407
     03/31/1992          $9,930                $10,249
     04/30/1992          $9,980                $10,511
     05/31/1992         $10,129                $10,608
     06/30/1992          $9,990                $10,527
     07/31/1992         $10,349                $10,949
     08/31/1992         $10,239                $10,629
     09/30/1992         $10,409                $10,842
     10/31/1992         $10,540                $11,068
     11/30/1992         $10,860                $11,534
     12/31/1992         $10,979                $11,902
     01/31/1993         $10,860                $12,203
     02/28/1993         $10,670                $12,467
     03/31/1993         $10,759                $12,899
     04/30/1993         $10,389                $12,672
     05/31/1993         $10,529                $12,958
     06/30/1993         $10,417                $13,227
     07/31/1993         $10,417                $13,373
     08/31/1993         $10,588                $13,829
     09/30/1993         $10,588                $13,793
     10/31/1993         $10,749                $13,637
     11/30/1993         $10,478                $13,322
     12/31/1993         $10,598                $13,761
     01/31/1994         $10,738                $14,162
     02/28/1994         $10,377                $13,910
     03/31/1994          $9,917                $13,371
     04/30/1994          $9,936                $13,568
     05/31/1994         $10,076                $13,586
     06/30/1994         $10,049                $13,336
     07/31/1994         $10,151                $13,869
     08/31/1994         $10,579                $14,384
     09/30/1994         $10,335                $13,933
     10/31/1994         $10,308                $13,921
     11/30/1994         $10,064                $13,307
     12/31/1994         $10,165                $13,468
     01/31/1995         $10,441                $13,848
     02/28/1995         $10,747                $14,547
     03/31/1995         $10,981                $14,821
     04/30/1995         $11,062                $15,135
     05/31/1995         $11,439                $15,743
     06/30/1995         $11,563                $16,107
     07/31/1995         $11,813                $16,669
     08/31/1995         $12,011                $16,996
     09/30/1995         $12,408                $17,385
     10/31/1995         $12,303                $17,046
     11/30/1995         $12,939                $17,978
     12/31/1995         $13,189                $18,174
     01/31/1996         $13,449                $18,616
     02/29/1996         $13,647                $18,793
     03/31/1996         $13,647                $19,189
     04/30/1996         $13,615                $19,352
     05/31/1996         $13,990                $19,538
     06/30/1996         $14,144                $19,560
     07/31/1996         $13,729                $18,629
     08/31/1996         $14,005                $19,411
     09/30/1996         $14,728                $20,123
     10/31/1996         $15,164                $20,653
     11/30/1996         $16,216                $21,950
     12/31/1996         $16,375                $21,857
     01/31/1997         $16,704                $22,544
     02/28/1997         $17,172                $22,925
     03/31/1997         $16,639                $22,228
     04/30/1997         $17,065                $22,788
     05/31/1997         $18,385                $24,130
     06/30/1997         $19,050                $25,025
     07/31/1997         $20,666                $26,882
     08/31/1997         $20,244                $26,568
     09/30/1997         $21,307                $28,215
     10/31/1997         $20,787                $27,357
     11/30/1997         $21,286                $28,279
     12/31/1997         $21,784                $29,362
     01/31/1998         $21,684                $28,793
     02/28/1998         $23,434                $30,716
     03/31/1998         $24,108                $32,298
     04/30/1998         $24,031                $32,117
     05/31/1998         $23,157                $31,369
     06/30/1998         $22,893                $31,469
     07/31/1998         $22,107                $29,874
     08/31/1998         $18,583                $25,673
     09/30/1998         $19,509                $27,173
     10/31/1998         $21,592                $28,933
     11/30/1998         $22,376                $29,949
     12/31/1998         $23,289                $30,859
     01/31/1999         $22,067                $30,140
     02/28/1999         $21,283                $29,477
     03/31/1999         $21,128                $29,899
     04/30/1999         $22,799                $32,730
     05/31/1999         $23,043                $32,868
     06/30/1999         $23,905                $33,242
     07/31/1999         $23,539                $32,411
     08/31/1999         $22,550                $31,290
     09/30/1999         $21,236                $29,707
     10/31/1999         $21,406                $30,583
     11/30/1999         $21,142                $30,023
     12/31/1999         $20,956                $30,828
     01/31/2000         $19,952                $28,984
     02/29/2000         $19,937                $27,773
     03/31/2000         $21,621                $31,139
     04/30/2000         $21,541                $31,264
     05/31/2000         $21,881                $31,801
     06/30/2000         $20,711                $30,615
     07/31/2000         $20,560                $31,332
     08/31/2000         $21,787                $33,252
     09/30/2000         $22,070                $33,571
     10/31/2000         $22,600                $34,209
     11/30/2000         $23,016                $33,764
     12/31/2000         $25,297                $36,743
     01/31/2001         $25,757                $36,610
     02/28/2001         $25,603                $36,456
     03/31/2001         $25,103                $35,447
     04/30/2001         $26,409                $37,396
     05/31/2001         $27,367                $38,458
     06/30/2001         $27,400                $37,947
     07/31/2001         $28,011                $37,795
     08/31/2001         $27,868                $37,103
     09/30/2001         $25,360                $33,564
     10/31/2001         $25,789                $33,742
     11/30/2001         $27,604                $36,103
     12/31/2001         $28,741                $37,602

Total Return            187.41%                276.02%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


58
              Past performance does not guarantee future results.

                                                    FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P
500) before the deduction of Fund expenses. The Fund uses investment "indexing" strategies designed to track the performance of the S&P 500 Index./1/

--------------------------------------------------------------------------------

This annual report of Franklin S&P 500 Index Fund covers the 12 months ended December 31, 2001. In an attempt to spur a slowing economy, the Federal Reserve Board (the Fed) cut short-term rates aggressively with 11 interest rate moves during 2001. The year was characterized by reduced corporate sector spending and profitability, along with dimming consumer confidence, particularly in the latter half of the year. During the reporting period, the financial markets and the world were significantly impacted by the tragic events of September 11 as well.

Equity markets across the globe seemed to follow the U.S. market's post-September 11 downturn, which further weighed on an already difficult financial year. As most observers acknowledge that the U.S. economy is in a recession, the debate lingers over the speed of recovery in an environment where many doubt the strength of corporate invest-ment in the next year. However, the outlook for 2002 may have improved as many analysts believe that much of the corporate earnings weakness has been priced into securities. Although valuations remain above historical levels, securities absorbed some serious setbacks over the past year, which should make room for future appreciation.

Reflecting investor concerns over the prolonged flagging of economic growth and a continued downpour of negative corporate earnings news, stock markets remained on the volatile track they assumed in early 2000. During 2001, the S&P 500 Index suffered a disastrous first quarter, losing almost 12% of its value. In percentage terms, it was the worst quarterly performance since the S&P 500 Index lost nearly 14% in the third quarter of 1990 and was the index's worst first quarter performance since 1939. The second quarter of 2001 began with a bang as growth stocks reversed their plunge, producing encouraging results in April. The markets presented a muddled picture in May and June as investors struggled to balance the Fed's aggressive, rate-cutting posture with disappointing corporate earnings reports. On the whole, the first

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

quarter was followed by volatility, for example, the monthly swings of April's 7.76% return, August's -6.25% and September's -8.07%. In November, the index posted strong performance with a 7.67% showing for the month, leaving the year-to-date return only slightly negative since the difficult first quarter. Overall, the S&P 500 Index fell 11.88% for the 12 months ended December 31, 2001. Other indexes also fell during the year under review, with both the Dow Jones Industrial Average and the Nasdaq Composite Index down 5.46% and 20.13%./2/

Franklin S&P 500 Index Fund is currently managed with a full repli-cation technique. With this passive strategy, the Fund holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. We believe this replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help to offset fees and expenses. One cannot invest directly in an index.

As a result of changes to the S&P 500 Index, there were 34 additions and 33 deletions to the Fund's portfolio between January 1 and December 31, 2001, based upon rebalancing activity. Deletions gener-ally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of index constituents at 500.

2. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.


 Top 10 Holdings
 Franklin S&P 500 Index Fund
 12/31/01

                       Company                % of Total
                       Sector/Industry        Net Assets
                       ---------------------- ----------

                       General Electric Co.      3.7%
                       Producer Manufacturing

                       Microsoft Corp.           3.3%
                       Technology Services

                       Exxon Mobil Corp.         2.5%
                       Energy Minerals

                       Citigroup Inc.            2.4%
                       Finance

                       Wal-Mart Stores Inc.      2.4%
                       Retail Trade

                       Pfizer Inc.               2.3%
                       Health Technology

                       Intel Corp.               1.9%
                       Electronic Technology

                       International Business
                       Machines Corp.            1.9%
                       Electronic Technology

                       American International
                       Group Inc.                1.9%
                       Finance

                       Johnson & Johnson         1.7%
                       Health Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Looking forward, we will seek to keep the Fund's passively managed portfolio invested in the common stocks of the S&P 500 Index by holding constituent securities. We will also seek to use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. However, whichever "indexing strategy" we determine would be cost-effective or otherwise beneficial for the Fund, Fund performance should continue to be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.





 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market conditions and the composition of the S&P 500 Stock Index. Although historical performance does not guarantee future results, these insights may help you understand our management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


            Franklin S&P 500 Index Fund - Class 1
            Periods ended 12/31/01
                                                             Since
                                                           Inception
                                                   1-Year  (11/1/99)
            ------------------------------------- -------- ---------
            Cumulative Total Return                -12.31%  -15.24%
            Average Annual Total Return            -12.31%   -7.35%
            Value of $10,000 Investment           $  8,769 $  8,476

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/99-12/31/01)

The graph compares the performance of Franklin S&P 500 Index Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (21)
This graph compares the performance of Franklin S&P 500 Index Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 11/1/99-12/31/01.


                             Franklin S&P 500            S&P 500
                           Index Fund - Class I            Index
----------------------------------------------------------------
        11/01/1999                $10,000                $10,000
        11/30/1999                $10,070                $10,203
        12/31/1999                $10,560                $10,804
        01/31/2000                $10,120                $10,262
        02/29/2000                 $9,946                $10,068
        03/31/2000                $10,887                $11,052
        04/30/2000                $10,586                $10,720
        05/31/2000                $10,357                $10,500
        06/30/2000                $10,597                $10,759
        07/31/2000                $10,417                $10,591
        08/31/2000                $11,077                $11,249
        09/30/2000                $10,487                $10,655
        10/31/2000                $10,447                $10,610
        11/30/2000                 $9,616                 $9,774
        12/31/2000                 $9,666                 $9,822
        01/31/2001                 $9,997                $10,171
        02/28/2001                 $9,086                 $9,244
        03/31/2001                 $8,506                 $8,659
        04/30/2001                 $9,166                 $9,331
        05/31/2001                 $9,216                 $9,394
        06/30/2001                 $8,991                 $9,165
        07/31/2001                 $8,910                 $9,076
        08/31/2001                 $8,354                 $8,508
        09/30/2001                 $7,678                 $7,822
        10/31/2001                 $7,819                 $7,971
        11/30/2001                 $8,405                 $8,582
        12/31/2001                 $8,476                 $8,658

Total Return                      -15.24%                -13.42%

*Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin S&P 500 Index Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


62
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin S&P 500 Index Fund - Class 2
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                             1-Year  (11/1/99)
                 ---------------------------------------------
                 Cumulative Total Return     -12.64%  -15.77%
                 Average Annual Total Return -12.64%   -7.62%
                 Value of $10,000 Investment  $8,736   $8,423


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/99-12/31/01)

The graph compares the performance of Franklin S&P 500 Index Fund - Class 2 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (22)
This graph compares the performance of Franklin S&P 500 Index - Class 2 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 11/1/99-12/31/01.


                                Franklin S&P
                               500 Index Fund
                                 - Class II               S&P 500 Index
-----------------------------------------------------------------------
       11/01/1999                 $10,000                   $10,000
       11/30/1999                 $10,060                   $10,203
       12/31/1999                 $10,550                   $10,804
       01/31/2000                 $10,110                   $10,262
       02/29/2000                  $9,932                   $10,068
       03/31/2000                 $10,873                   $11,052
       04/30/2000                 $10,563                   $10,720
       05/31/2000                 $10,332                   $10,500
       06/30/2000                 $10,572                   $10,759
       07/31/2000                 $10,392                   $10,591
       08/31/2000                 $11,052                   $11,249
       09/30/2000                 $10,462                   $10,655
       10/31/2000                 $10,412                   $10,610
       11/30/2000                  $9,592                    $9,774
       12/31/2000                  $9,641                    $9,822
       01/31/2001                  $9,961                   $10,171
       02/28/2001                  $9,051                    $9,244
       03/31/2001                  $8,471                    $8,659
       04/30/2001                  $9,121                    $9,331
       05/31/2001                  $9,171                    $9,394
       06/30/2001                  $8,945                    $9,165
       07/31/2001                  $8,874                    $9,076
       08/31/2001                  $8,301                    $8,508
       09/30/2001                  $7,637                    $7,822
       10/31/2001                  $7,778                    $7,971
       11/30/2001                  $8,351                    $8,582
       12/31/2001                  $8,423                    $8,658

Total Return                       -15.77%                   -13.42%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin S&P 500 Index Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             63
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                        FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase./1/

--------------------------------------------------------------------------------

The 12-month period under review was extremely challenging and disappointing for the global economy and most equity investors. Excessive corporate investment in the late 1990s contributed to industrial overcapacity, especially in telecommunications, information technology and transportation. As the economy began decelerating in 2000, the excess capacity severely depressed corporate profitability. In an effort to reduce this surplus capacity, corporations began idling operations and significantly cutting back on employment. Although most of the capacity reductions were finished by year-end, the devastating employment declines continued to ripple through all segments of the economy.

To combat the reductions in output and employment, the Federal Reserve Board (the Fed) took aggressive and preemptive actions by cutting its key federal funds target rate from 6.50% at the beginning of the period to 1.75% by December 31, 2001. Concurrently, energy prices declined appreciably. These reductions in borrowing costs and energy costs, combined with tax cuts, would normally act to restart economic growth. However, the terrorist attacks of September 11 significantly complicated the recovery process. Due to these events, an economic rebound may be further delayed by the tragic loss of life, the added costs of domestic security and the distraction of the terrible events and ensuing war.

The equity markets were extremely volatile during the 12 months under review, reflecting the economic uncertainty. Although there were powerful growth stock rallies in January and April, both were followed by declines that left growth stocks even lower than before. The terrorist attacks prompted the year's steepest and most profound decline in late September. Throughout 2001, investors rotated frequently between sectors as they alternatively sought refuge from risk or exposure to a

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

 Top 10 Sectors/Industries
 Franklin Small Cap Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------
                       Electronic Technology    21.0%...

                       Technology Services      11.5%...

                       Finance                  8.8%....

                       Health Technology        6.8%....

                       Producer Manufacturing   5.5%....

                       Consumer Services        4.3%....

                       Industrial Services      3.5%....

                       Transportation           3.3%....

                       Communications           2.4%....

                       Consumer Non-Durables    2.0%....

rebounding economy. In aggregate, though, investors retreated to familiar areas from more arcane ones like technology and biotechnology. The small-cap market's best performing sectors were the slower growth sectors that fulfill consumers everyday needs, namely retailers, lenders, insurers, homebuilders, alcoholic beverages, food processors, recreational product suppliers and health care services.

Against the backdrop of an uncertain economy and volatile equity markets, the Fund performed poorly on absolute and relative bases for the year. The Fund trailed its benchmark, the Russell 2500 Growth Index, which declined 10.83%./1/ The Fund's negative performance was largely a result of our overweighted positions in poorly performing sectors such as software, communications services and telecommunications equipment, while being underweighted in the consumer-oriented and health care sectors. Investments in financials, energy and transportation benefited the Fund's performance but could not offset the damage done by technology.

Historically, we have consistently favored investments in sectors that typically have high long-term growth rates, such as technology and business services. However, despite these sectors' high long-term growth rates, their short-term growth rates turned steeply negative in late 2000 as the economy began tipping into recession and the sectors grappled with their overcapacity. Although we reduced our exposure to technology in late 1999 and 2000, we did not decrease it enough. However, in late September, we invested in select technology stocks in addition to media, business services and lodging stocks that yielded profitable returns. Although the September purchases were positive for the Fund, many similar, earlier investments were unprofitable, hampering the Fund's performance.




 Top 10 Holdings
 Franklin Small Cap Fund
 12/31/01

                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      ------------------------------------

                      Affiliated Computer
                      Services Inc., A             2.1%
                      Technology Services, U.S.

                      McDATA Corp., A              1.5%
                      Electronic Technology,
                      U.S.

                      Gentex Corp.                 1.4%
                      Producer Manufacturing,
                      U.S.

                      Mettler-Toledo
                      International Inc.           1.3%
                      Producer Manufacturing,
                      Switzerland

                      Expeditors International
                      of Washington Inc.           1.2%
                      Transportation, U.S.

                      Tektronix Inc.               1.1%
                      Electronic Technology,
                      U.S.

                      Micrel Inc.                  1.0%
                      Electronic Technology,
                      U.S.

                      Varian Inc.                  0.9%
                      Producer Manufacturing,
                      U.S.

                      Hispanic Broadcasting
                      Corp., A                     0.9%
                      Consumer Services, U.S.

                      C.H. Robinson
                      Worldwide Inc.               0.9%
                      Transportation, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

We regret that in 2001 we did not invest enough in defensive sectors but invested too much and too early in sectors that should benefit from an economic rebound. Such a strategy clearly resulted in poor absolute and relative performance throughout the first three quarters of the year. It was only in the fourth quarter that the Fund was able to benefit from the equity market's enthusiasm for an economic recovery. We are indeed hopeful that such an economic recovery is commencing and believe the Fund is positioned to benefit from economic growth. Although we recognize that equity market volatility will persist until there is clear evidence of an economic turnaround, we are confident that the economy will respond favorably to tax cuts, the proactive Fed policy, lower energy costs and a hoped-for successful end to the Afghan conflict.




 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/1/95)
             -----------------------------------------------------
             Cumulative Total Return     -15.02% +66.20% +119.45%
             Average Annual Total Return -15.02% +10.69%  +13.59%
             Value of $10,000 Investment  $8,498 $16,620  $21,945

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (11/1/95-12/31/01)

The graph compares the performance of Franklin Small Cap Fund - Class 1, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (24)
This graph compares the performance of Franklin Small Cap Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* and the Russell 2500 Growth Index* from 11/1/95-12/31/01.



                          Franklin Small Cap                    Russell 2500
                           Fund - Class I       S&P 500         Growth Index
----------------------------------------------------------------------------
  11/01/1995               $10,000              $10,000              $10,000
  11/30/1995  -3.00%        $9,700   4.38%      $10,438   4.09%      $10,409
  12/31/1995   5.46%       $10,230   1.93%      $10,639   1.33%      $10,547
  01/31/1996   1.37%       $10,370   3.40%      $11,001   0.31%      $10,580
  02/29/1996   4.63%       $10,850   0.93%      $11,104   4.40%      $11,046
  03/31/1996   2.67%       $11,140   0.96%      $11,210   2.17%      $11,285
  04/30/1996   9.96%       $12,249   1.47%      $11,375   6.85%      $12,058
  05/31/1996   4.16%       $12,759   2.57%      $11,667   3.57%      $12,489
  06/30/1996  -4.75%       $12,153   0.38%      $11,712  -5.01%      $11,863
  07/31/1996  -9.05%       $11,053  -4.42%      $11,194  -9.94%      $10,684
  08/31/1996   9.59%       $12,113   2.11%      $11,430   6.89%      $11,420
  09/30/1996   4.46%       $12,653   5.62%      $12,072   5.31%      $12,027
  10/31/1996  -1.98%       $12,402   2.76%      $12,406  -3.11%      $11,653
  11/30/1996   4.52%       $12,963   7.55%      $13,342   3.67%      $12,080
  12/31/1996   1.85%       $13,203  -1.98%      $13,078   0.49%      $12,139
  01/31/1997   2.20%       $13,493   6.24%      $13,894   2.99%      $12,502
  02/28/1997  -4.67%       $12,863   0.79%      $14,004  -4.38%      $11,955
  03/31/1997  -7.08%       $11,952  -4.10%      $13,430  -6.58%      $11,168
  04/30/1997   0.67%       $12,033   5.96%      $14,230   0.45%      $11,218
  05/31/1997  14.21%       $13,742   6.08%      $15,095  11.99%      $12,563
  06/30/1997   3.82%       $14,267   4.48%      $15,772   3.35%      $12,984
  07/31/1997   6.35%       $15,173   7.95%      $17,026   6.35%      $13,809
  08/31/1997   1.02%       $15,328  -5.60%      $16,072   2.44%      $14,146
  09/30/1997   9.68%       $16,812   5.47%      $16,951   7.06%      $15,144
  10/31/1997  -4.23%       $16,101  -3.34%      $16,385  -6.24%      $14,199
  11/30/1997  -2.37%       $15,719   4.63%      $17,144  -1.53%      $13,982
  12/31/1997  -1.38%       $15,502   1.72%      $17,439  -0.36%      $13,932
  01/31/1998  -0.40%       $15,440   1.10%      $17,630  -1.31%      $13,749
  02/28/1998   7.87%       $16,655   7.21%      $18,902   8.58%      $14,929
  03/31/1998   3.96%       $17,315   5.12%      $19,869   3.71%      $15,483
  04/30/1998   1.43%       $17,562   1.01%      $20,070   0.91%      $15,624
  05/31/1998  -7.10%       $16,316  -1.72%      $19,725  -6.42%      $14,621
  06/30/1998   0.05%       $16,324   4.06%      $20,526   0.73%      $14,727
  07/31/1998  -9.80%       $14,724  -1.06%      $20,308  -7.45%      $13,630
  08/31/1998 -23.48%       $11,267 -14.44%      $17,376 -22.72%      $10,533
  09/30/1998   9.53%       $12,341   6.41%      $18,489   8.77%      $11,457
  10/31/1998   6.53%       $13,146   8.13%      $19,993   6.75%      $12,231
  11/30/1998   7.57%       $14,142   6.06%      $21,204   7.11%      $13,100
  12/31/1998   8.54%       $15,349   5.76%      $22,425   9.63%      $14,362
  01/31/1999   4.23%       $15,998   4.18%      $23,363   2.89%      $14,777
  02/28/1999  -8.60%       $14,623  -3.11%      $22,636  -8.11%      $13,578
  03/31/1999   5.51%       $15,428   4.00%      $23,542   4.66%      $14,211
  04/30/1999   7.83%       $16,636   3.87%      $24,453   7.98%      $15,345
  05/31/1999  -0.20%       $16,603  -2.36%      $23,876   1.03%      $15,503
  06/30/1999   7.68%       $17,878   5.55%      $25,201   7.07%      $16,599
  07/31/1999  -0.01%       $17,876  -3.12%      $24,414  -2.04%      $16,261
  08/31/1999   1.38%       $18,123  -0.50%      $24,292  -2.16%      $15,909
  09/30/1999   3.60%       $18,776  -2.74%      $23,627   0.72%      $16,024
  10/31/1999  11.98%       $21,025   6.33%      $25,122   4.87%      $16,804
  11/30/1999  16.64%       $24,523   2.03%      $25,632  11.81%      $18,789
  12/31/1999  23.26%       $30,228   5.89%      $27,142  18.86%      $22,333
  01/31/2000  -2.94%       $29,339  -5.02%      $25,780  -0.56%      $22,208
  02/29/2000  26.04%       $36,979  -1.89%      $25,292  25.65%      $27,904
  03/31/2000  -8.34%       $33,895   9.78%      $27,766  -7.85%      $25,713
  04/30/2000 -10.87%       $30,210  -3.01%      $26,930  -9.74%      $23,209
  05/31/2000  -5.99%       $28,401  -2.05%      $26,378  -8.90%      $21,143
  06/30/2000  13.43%       $32,215   2.47%      $27,030  13.22%      $23,938
  07/31/2000  -5.43%       $30,466  -1.56%      $26,608  -8.19%      $21,978
  08/31/2000  10.57%       $33,686   6.21%      $28,260  13.03%      $24,842
  09/30/2000  -3.75%       $32,423  -5.28%      $26,768  -6.47%      $23,234
  10/31/2000  -7.38%       $30,030  -0.42%      $26,656  -6.18%      $21,798
  11/30/2000 -19.46%       $24,186  -7.88%      $24,555 -19.05%      $17,646
  12/31/2000   6.73%       $25,814   0.49%      $24,676   6.20%      $18,740
  01/31/2001   4.61%       $27,004   3.55%      $25,552   6.48%      $19,954
  02/28/2001 -16.01%       $22,680  -9.11%      $23,224 -15.43%      $16,875
  03/31/2001  -9.64%       $20,494  -6.33%      $21,754 -11.06%      $15,009
  04/30/2001  12.80%       $23,117   7.76%      $23,442  15.24%      $17,296
  05/31/2001   0.05%       $23,129   0.67%      $23,599   2.90%      $17,798
  06/30/2001  -0.82%       $22,939  -2.43%      $23,025   2.26%      $18,200
  07/31/2001  -4.90%       $21,815  -0.98%      $22,800  -7.37%      $16,859
  08/31/2001  -6.16%       $20,471  -6.25%      $21,375  -6.65%      $15,738
  09/30/2001 -13.54%       $17,700  -8.07%      $19,650 -15.66%      $13,273
  10/31/2001   8.69%       $19,238   1.91%      $20,025   9.86%      $14,582
  11/30/2001   9.07%       $20,983   7.67%      $21,561   8.64%      $15,842
  12/31/2001   4.54%       $21,945   0.88%      $21,751   5.48%      $16,710

Total Return                119.45%              117.51%               67.10%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


68
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 2*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/1/95)
             -----------------------------------------------------
             Cumulative Total Return     -15.25% +64.93% +117.78%
             Average Annual Total Return -15.25% +10.53%  +13.45%
             Value of $10,000 Investment  $8,475 $16,493  $21,778

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +36.57% and +11.01%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/95-12/31/01)

The graph compares the performance of Franklin Small Cap Fund - Class 2*, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (25)
This graph compares the performance of Franklin Small Cap Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index** and the Russell 2500 Growth Index** from 11/1/95-12/31/01.


                                                                  Russell
                                                                     2500
                       Franklin Small Cap                          Growth
                        Fund - Class II       S&P 500               Index
-------------------------------------------------------------------------
  11/01/1995              $10,000             $10,000             $10,000
  11/30/1995  -3.00%       $9,700   4.38%     $10,438   4.09%     $10,409
  12/31/1995   5.46%      $10,230   1.93%     $10,639   1.33%     $10,547
  01/31/1996   1.37%      $10,370   3.40%     $11,001   0.31%     $10,580
  02/29/1996   4.63%      $10,850   0.93%     $11,104   4.40%     $11,046
  03/31/1996   2.67%      $11,140   0.96%     $11,210   2.17%     $11,285
  04/30/1996   9.96%      $12,249   1.47%     $11,375   6.85%     $12,058
  05/31/1996   4.16%      $12,759   2.57%     $11,667   3.57%     $12,489
  06/30/1996  -4.75%      $12,153   0.38%     $11,712  -5.01%     $11,863
  07/31/1996  -9.05%      $11,053  -4.42%     $11,194  -9.94%     $10,684
  08/31/1996   9.59%      $12,113   2.11%     $11,430   6.89%     $11,420
  09/30/1996   4.46%      $12,653   5.62%     $12,072   5.31%     $12,027
  10/31/1996  -1.98%      $12,402   2.76%     $12,406  -3.11%     $11,653
  11/30/1996   4.52%      $12,963   7.55%     $13,342   3.67%     $12,080
  12/31/1996   1.85%      $13,203  -1.98%     $13,078   0.49%     $12,139
  01/31/1997   2.20%      $13,493   6.24%     $13,894   2.99%     $12,502
  02/28/1997  -4.67%      $12,863   0.79%     $14,004  -4.38%     $11,955
  03/31/1997  -7.08%      $11,952  -4.10%     $13,430  -6.58%     $11,168
  04/30/1997   0.67%      $12,033   5.96%     $14,230   0.45%     $11,218
  05/31/1997  14.21%      $13,742   6.08%     $15,095  11.99%     $12,563
  06/30/1997   3.82%      $14,267   4.48%     $15,772   3.35%     $12,984
  07/31/1997   6.35%      $15,173   7.95%     $17,026   6.35%     $13,809
  08/31/1997   1.02%      $15,328  -5.60%     $16,072   2.44%     $14,146
  09/30/1997   9.68%      $16,812   5.47%     $16,951   7.06%     $15,144
  10/31/1997  -4.23%      $16,101  -3.34%     $16,385  -6.24%     $14,199
  11/30/1997  -2.37%      $15,719   4.63%     $17,144  -1.53%     $13,982
  12/31/1997  -1.38%      $15,502   1.72%     $17,439  -0.36%     $13,932
  01/31/1998  -0.40%      $15,440   1.10%     $17,630  -1.31%     $13,749
  02/28/1998   7.87%      $16,655   7.21%     $18,902   8.58%     $14,929
  03/31/1998   3.96%      $17,315   5.12%     $19,869   3.71%     $15,483
  04/30/1998   1.43%      $17,562   1.01%     $20,070   0.91%     $15,624
  05/31/1998  -7.10%      $16,316  -1.72%     $19,725  -6.42%     $14,621
  06/30/1998   0.05%      $16,324   4.06%     $20,526   0.73%     $14,727
  07/31/1998  -9.80%      $14,724  -1.06%     $20,308  -7.45%     $13,630
  08/31/1998 -23.48%      $11,267 -14.44%     $17,376 -22.72%     $10,533
  09/30/1998   9.53%      $12,341   6.41%     $18,489   8.77%     $11,457
  10/31/1998   6.53%      $13,146   8.13%     $19,993   6.75%     $12,231
  11/30/1998   7.57%      $14,142   6.06%     $21,204   7.11%     $13,100
  12/31/1998   8.54%      $15,349   5.76%     $22,425   9.63%     $14,362
  01/31/1999   4.23%      $15,998   4.18%     $23,363   2.89%     $14,777
  02/28/1999  -8.60%      $14,623  -3.11%     $22,636  -8.11%     $13,578
  03/31/1999   5.43%      $15,417   4.00%     $23,542   4.66%     $14,211
  04/30/1999   7.76%      $16,613   3.87%     $24,453   7.98%     $15,345
  05/31/1999  -0.20%      $16,580  -2.36%     $23,876   1.03%     $15,503
  06/30/1999   7.62%      $17,843   5.55%     $25,201   7.07%     $16,599
  07/31/1999   0.06%      $17,854  -3.12%     $24,414  -2.04%     $16,261
  08/31/1999   1.39%      $18,102  -0.50%     $24,292  -2.16%     $15,909
  09/30/1999   3.48%      $18,732  -2.74%     $23,627   0.72%     $16,024
  10/31/1999  11.95%      $20,970   6.33%     $25,122   4.87%     $16,804
  11/30/1999  16.68%      $24,468   2.03%     $25,632  11.81%     $18,789
  12/31/1999  23.17%      $30,138   5.89%     $27,142  18.86%     $22,333
  01/31/2000  -2.91%      $29,261  -5.02%     $25,780  -0.56%     $22,208
  02/29/2000  26.03%      $36,877  -1.89%     $25,292  25.65%     $27,904
  03/31/2000  -8.36%      $33,794   9.78%     $27,766  -7.85%     $25,713
  04/30/2000 -10.90%      $30,111  -3.01%     $26,930  -9.74%     $23,209
  05/31/2000  -6.01%      $28,301  -2.05%     $26,378  -8.90%     $21,143
  06/30/2000  13.40%      $32,093   2.47%     $27,030  13.22%     $23,938
  07/31/2000  -5.45%      $30,344  -1.56%     $26,608  -8.19%     $21,978
  08/31/2000  10.57%      $33,552   6.21%     $28,260  13.03%     $24,842
  09/30/2000  -3.80%      $32,277  -5.28%     $26,768  -6.47%     $23,234
  10/31/2000  -7.38%      $29,895  -0.42%     $26,656  -6.18%     $21,798
  11/30/2000 -19.47%      $24,074  -7.88%     $24,555 -19.05%     $17,646
  12/31/2000   6.71%      $25,689   0.49%     $24,676   6.20%     $18,740
  01/31/2001   4.59%      $26,869   3.55%     $25,552   6.48%     $19,954
  02/28/2001 -16.06%      $22,554  -9.11%     $23,224 -15.43%     $16,875
  03/31/2001  -9.64%      $20,379  -6.33%     $21,754 -11.06%     $15,009
  04/30/2001  12.76%      $22,980   7.76%     $23,442  15.24%     $17,296
  05/31/2001   0.05%      $22,991   0.67%     $23,599   2.90%     $17,798
  06/30/2001  -0.85%      $22,796  -2.43%     $23,025   2.26%     $18,200
  07/31/2001  -4.92%      $21,674  -0.98%     $22,800  -7.37%     $16,859
  08/31/2001  -6.19%      $20,333  -6.25%     $21,375  -6.65%     $15,738
  09/30/2001 -13.56%      $17,576  -8.07%     $19,650 -15.66%     $13,273
  10/31/2001   8.67%      $19,099   1.91%     $20,025   9.86%     $14,582
  11/30/2001   9.07%      $20,832   7.67%     $21,561   8.64%     $15,842
  12/31/2001   4.51%      $21,778  0.0088     $21,751   5.48%     $16,710

Total Return               117.78%             117.51%              67.10%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             69
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                            FRANKLIN TECHNOLOGY SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology.
The Fund may have substantial holdings in smaller companies and in foreign securities, including emerging markets.

--------------------------------------------------------------------------------

The year ended December 31, 2001, was another difficult one for stock investors, and most major equity markets suffered their second year of losses. During the reporting period, the Nasdaq Composite Index posted a -20.13% return./1/ Franklin Technology Securities Fund's performance compared favorably with retail funds having similar investment strategies, as represented by the Lipper Science & Technology Funds Group Average, composed of 381 technology funds on December 31, 2001./2/ The average returned -37.55% during the one-year period./3/ Following the September 11 attacks, equity markets generally fell and hit multi-year lows later in the month. Since then, markets rebounded significantly, and Franklin Technology Securities Fund appreciated more than 50% through the end of the year. We achieved this performance primarily through maintaining our strict investment discipline and by owning stocks that we believe will weather the economic slowdown and recover quickly once the economy begins to grow again.

In our opinion, one of the major issues facing technology companies during the reporting period was that corporate information technology (IT) budgets continued to be in flux, and cost-cutting efforts dampened IT spending throughout the world. Primarily as a result, technology companies continued to lower revenue and profit expectations in the latter part of 2001 and into 2002. Despite this economic and technology-spending slowdown, we believe IT capital spending may increase at a faster rate than the overall economy over time. Technology spending, although cyclical, should continue to be a significant

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.
2. The performance of retail funds differs from that of insurance funds due to product and portfolio differences.
3. Source: Lipper Inc. Please see Index Descriptions following the Fund
Summaries.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                    [CHART]

Portfolio Breakdown
Franklin Technology Securities Fund
Based on Total Net Assets
12/31/01

Electronic Technology 49.2%

Technology Services 24.2%

Health Technology 5.6%

Producer Manufacturing 4.0%

Commercial Services 3.8%

Communications 2.4%

Consumer Services 1.5%

Distribution Services 1.2%

Finance 0.9%

Short-Term Investments & Other Net Assets 7.2% component of the overall economy and a large piece of total capital spending, as new technologies continue to help corporations improve their productivity and competitive positions. Although the current operating environment is difficult for many companies, we believe leading technology companies with good management teams, propri-etary technology and healthy financial positions should be able to gain market share at the expense of their weaker competitors.

During the year under review, we focused on technology companies with what we felt had leading market positions, solid management teams, relatively strong earnings visibility and attractive valuations. At the end of the reporting period, our largest positions included Agere Systems, Lexmark International, Tektronix, PeopleSoft and Microsoft. We believe each of these companies is well-positioned for 2002 and beyond. Some of our larger investments from an industry level were semiconductors, telecommunications equipment, packaged software, computer hardware and health technology.

We also continued to be vigilant in selling stocks that reached our price targets or for which business conditions have deteriorated. A few of the names that we sold during the period included Brocade Communications, EMC Corp. and Scientific Atlanta. These stocks appeared to have more downside than upside potential as earnings visibility was poor and their stock valuations were difficult to justify in the prevailing economic environment. Although they are high-quality companies, we chose to sell our positions and reevaluate them in future quarters.

We are comfortable with the Fund's portfolio given many of our holdings' relatively attractive valuations, in our opinion. Going forward, we will continue to maintain a mix of large- and small-capitalization stocks as we believe such broad diversification has mitigated the Fund's overall volatility. We also believe that looking for the most growth potential at the lowest valuations makes sense in this environment, and we are careful to balance valuations against growth potential in all the stocks we buy.



 Top 10 Holdings
 Franklin Technology
 Securities Fund
 12/31/01

                   Company                         % of Total
                   Sector/Industry                 Net Assets
                   ------------------------------------------

                   Agere Systems Inc.                 2.2%
                   Electronic Technology

                   Tektronix Inc.                     2.2%
                   Electronic Technology

                   Jack Henry & Associates Inc.       2.2%
                   Technology Services

                   Lexmark International Inc.         2.2%
                   Electronic Technology

                   Exult Inc.                         2.0%
                   Commercial Services

                   PeopleSoft Inc.                    2.0%
                   Technology Services

                   Integrated Circuit Systems Inc.    2.0%
                   Electronic Technology

                   Concord EFS Inc.                   1.9%
                   Technology Services

                   Aviron                             1.9%
                   Health Technology

                   Nokia Corp.                        1.8%
                   Electronic Technology


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Although equity markets suffered a second consecutive year of losses in 2001, we believe that the markets now offer more reasons to be hopeful than at any other time during the past 18 months. In 2002, we are optimistic that we will begin to see a decline in the number and magnitude of negative financial reports and reduced earnings expectations. Productivity enhancements, the substitution of labor by capital equipment, and improvements in communications and manufacturing technology are all trends that we believe will continue to grow in importance due to advancements in technology. In our opinion, these factors, combined with the historical tendency that stock performance improves well before an economic trough is reached, should have positive implications for technology stocks in 2002.





 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Technology Securities Fund - Class 1
 Periods ended 12/31/01

                                                       Since
                                                     Inception
                                             1-Year  (5/1/00)
                 ---------------------------------------------
                 Cumulative Total Return     -29.42%  -46.50%
                 Average Annual Total Return -29.42%  -31.26%
                 Value of $10,000 Investment  $7,058   $5,350


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/01)

The graph compares the performance of Franklin Technology Securities Fund - Class 1, the Standard & Poor's 500 Index and the Nasdaq Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (28)
This graph compares the performance of Franklin Technology Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index* and the Nasdaq Composite Index* from 5/1/00-12/31/01.



                              Franklin
                            Technology
                     Securities Fund -       S&P 500         NASDAQ
                               Class I         Index          Index
-------------------------------------------------------------------
      05/01/2000               $10,000       $10,000        $10,000
      05/31/2000                $9,210        $9,795         $8,825
      06/30/2000               $11,250       $10,037        $10,315
      07/31/2000               $10,980        $9,880         $9,796
      08/31/2000               $12,979       $10,494        $10,940
      09/30/2000               $12,159        $9,940         $9,555
      10/31/2000               $10,749        $9,898         $8,769
      11/30/2000                $7,619        $9,118         $6,765
      12/31/2000                $7,579        $9,163         $6,439
      01/31/2001                $8,699        $9,488         $7,228
      02/28/2001                $6,339        $8,624         $5,612
      03/31/2001                $5,289        $8,078         $4,803
      04/30/2001                $6,479        $8,705         $5,527
      05/31/2001                $6,249        $8,763         $5,512
      06/30/2001                $6,249        $8,550         $5,646
      07/31/2001                $5,710        $8,466         $5,299
      08/31/2001                $4,870        $7,937         $4,725
      09/30/2001                $3,650        $7,297         $3,947
      10/31/2001                $4,440        $7,436         $4,453
      11/30/2001                $5,200        $8,006         $5,089
      12/31/2001                $5,350        $8,077         $5,143

Total Return                    -46.50%       -19.23%        -48.57%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Technology Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



74
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



       Franklin Technology Securities Fund - Class 2*
       Periods ended 12/31/01
                                                                 Since
                                                               Inception
                                                       1-Year  (5/1/00)
       ------------------------------------------------------  ---------
       Cumulative Total Return                         -29.59%  -46.70%
       Average Annual Total Return                     -29.59%  -31.42%
       Value of $10,000 Investment                    $  7,041 $  5,330

* Because Class 2 shares were not offered until 9/1/00, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 9/1/00 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -59.41% and -49.19%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/01)

The graph compares the performance of Franklin Technology Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Nasdaq Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (29)
This graph compares the performance of Franklin Technology Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the S&P 500 Index** and the Nasdaq Composite Index** from 5/1/00-12/31/01.

                               Franklin
                             Technology
                      Securities Fund -       S&P 500         NASDAQ
                               Class II         Index          Index
--------------------------------------------------------------------
       05/01/2000               $10,000       $10,000        $10,000
       05/31/2000                $9,210        $9,795         $8,825
       06/30/2000               $11,250       $10,037        $10,315
       07/31/2000               $10,980        $9,880         $9,796
       08/31/2000               $12,979       $10,494        $10,940
       09/30/2000               $12,159        $9,940         $9,555
       10/31/2000               $10,739        $9,898         $8,769
       11/30/2000                $7,610        $9,118         $6,765
       12/31/2000                $7,569        $9,163         $6,439
       01/31/2001                $8,690        $9,488         $7,228
       02/28/2001                $6,329        $8,624         $5,612
       03/31/2001                $5,279        $8,078         $4,803
       04/30/2001                $6,469        $8,705         $5,527
       05/31/2001                $6,229        $8,763         $5,512
       06/30/2001                $6,229        $8,550         $5,646
       07/31/2001                $5,699        $8,466         $5,299
       08/31/2001                $4,859        $7,937         $4,725
       09/30/2001                $3,640        $7,297         $3,947
       10/31/2001                $4,419        $7,436         $4,453
       11/30/2001                $5,179        $8,006         $5,089
       12/31/2001                $5,330        $8,077         $5,143

Total Return                     -46.70%       -19.23%        -48.57%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Technology Securities Fund - Class 2


                      -----------------------------------
                      Performance reflects the Fund's
                      Class 2 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------




                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------



                                                                             75
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                  FRANKLIN U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

--------------------------------------------------------------------------------

The U.S. economy shifted during the 12 months ended December 31, 2001. After a period of unprecedented growth and expansion in the late 1990s, U.S. gross domestic product (GDP) slowed in early 2001 and entered negative territory in third quarter 2001. The slowing economy, which was battered further by the September 11 attacks, resulted in deteriorating corporate earnings, rising unemployment and waning consumer sentiment. In an effort to stimulate the economy and supported by a lower inflationary environment, the Federal Reserve Board (the Fed) aggressively reduced the federal funds target rate 11 times for a total of 475 basis points (4.75%) over the course of the year.

On October 31, in the economic aftermath of the terrorist attacks, the U.S. Treasury announced the cancellation of its 30-year Treasury bond program. The timing of this announcement seemed to represent an effort to help lower long-term interest rates and flatten the yield curve. Previously, the yield curve steepened considerably as short-term interest rates declined while long-term rates held steady.

As the Fed cut interest rates, mortgage rates fell but not as dramatically as the federal funds target rate. Lower mortgage rates induced homeowners to refinance and prepay their home loans at a record pace. Seeking to protect against accelerated mortgage prepayments, we invested in lower coupon bonds. Such bonds are less sensitive to prepayments and performed very well over the 12-month period. In addition, we maintained our overweighted exposure to Government National Mortgage Association (GNMA) mortgage pass-through bonds, which performed relatively better than all other sectors in 2001. During stressful economic times, investors take flight to the quality and security of these securities.

Our long-term outlook for mortgage-backed securities continues to be positive, as the combination of strong yields and moderate interest-rate risk typically helps them perform well. Like Treasuries, GNMA pass-through securities are backed by the full faith and credit of the U.S. government and carry no credit risk. However, since they are exposed to prepayment risk, their yields are higher than those of similar-maturity Treasuries. This makes them very attractive for investors looking to round out their portfolios with conservative instruments. In

                                    [CHART]

Investment Holdings
Franklin U.S. Government Fund
Based on Total Net Assets
12/31/01

Mortgaged-Backed
Securities         79.1%

Agency Notes &
Bonds              18.3%

Short-Term
Investments &
Other Net Assets    2.6%

The dollar value, number of shares or
principal value, and complete legal
titles of all portfolio holdings are listed in the Fund's Statement of Investments.

addition to GNMA pass-throughs, the Fund will diversify with non-mortgage securities, such as Treasury and U.S. government agency securities. We believe that our portfolio is well-positioned to take advantage of investment opportunities going forward.






 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin U.S. Government Fund - Class 1
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (3/14/89)
          ------------------------------------------------------------
          Cumulative Total Return     +7.62% +40.00% +96.51% +160.08%
          Average Annual Total Return +7.62%  +6.96%  +6.99%   +7.75%


Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin U.S. Government Fund - Class 1, the Lehman Brothers Intermediate Government Bond Index and the Lipper VIP U.S. Government Funds Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (30)
This graph compares the performance of Franklin U.S. Government Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index*, Lipper VIP U.S. Government Funds Average* and CPI* from 1/1/92-12/31/01.


                                                       Lipper VIP
                        Franklin U.S.   Lehman             U.S.
                        Gov't Fund -   Bros Int        Government
                          Class I      Govt $TR         Funds Avg            CPI
----------------------------------------------------------------------------------
      01/01/1992          $10,000       $10,000          $10,000           $10,000
      01/31/1992           $9,858        $9,904           $9,820           $10,015
      02/29/1992           $9,945        $9,935           $9,866           $10,051
      03/31/1992           $9,873        $9,895           $9,809           $10,102
      04/30/1992           $9,952        $9,984           $9,874           $10,116
      05/31/1992          $10,173       $10,133          $10,067           $10,131
      06/30/1992          $10,330       $10,279          $10,217           $10,167
      07/31/1992          $10,543       $10,476          $10,452           $10,188
      08/31/1992          $10,665       $10,583          $10,561           $10,217
      09/30/1992          $10,787       $10,729          $10,695           $10,246
      10/31/1992          $10,607       $10,600          $10,540           $10,281
      11/30/1992          $10,632       $10,557          $10,525           $10,296
      12/31/1992          $10,828       $10,693          $10,687           $10,289
      01/31/1993          $11,057       $10,892          $10,892           $10,339
      02/28/1993          $11,254       $11,052          $11,087           $10,375
      03/31/1993          $11,311       $11,093          $11,135           $10,412
      04/30/1993          $11,377       $11,179          $11,211           $10,441
      05/31/1993          $11,410       $11,149          $11,214           $10,455
      06/30/1993          $11,616       $11,311          $11,424           $10,470
      07/31/1993          $11,693       $11,333          $11,475           $10,470
      08/31/1993          $11,864       $11,502          $11,676           $10,499
      09/30/1993          $11,864       $11,549          $11,718           $10,521
      10/31/1993          $11,923       $11,577          $11,750           $10,564
      11/30/1993          $11,769       $11,519          $11,625           $10,572
      12/31/1993          $11,880       $11,567          $11,688           $10,572
      01/31/1994          $12,033       $11,681          $11,835           $10,600
      02/28/1994          $11,794       $11,521          $11,615           $10,636
      03/31/1994          $11,375       $11,353          $11,313           $10,673
      04/30/1994          $11,263       $11,279          $11,211           $10,688
      05/31/1994          $11,280       $11,287          $11,202           $10,695
      06/30/1994          $11,209       $11,289          $11,164           $10,731
      07/31/1994          $11,488       $11,437          $11,342           $10,760
      08/31/1994          $11,479       $11,470          $11,357           $10,803
      09/30/1994          $11,245       $11,375          $11,203           $10,833
      10/31/1994          $11,193       $11,377          $11,184           $10,840
      11/30/1994          $11,193       $11,326          $11,161           $10,854
      12/31/1994          $11,338       $11,363          $11,239           $10,854
      01/31/1995          $11,590       $11,549          $11,434           $10,898
      02/28/1995          $11,906       $11,772          $11,678           $10,941
      03/31/1995          $11,969       $11,836          $11,736           $10,977
      04/30/1995          $12,150       $11,974          $11,881           $11,014
      05/31/1995          $12,682       $12,311          $12,314           $11,036
      06/30/1995          $12,750       $12,390          $12,398           $11,058
      07/31/1995          $12,712       $12,396          $12,353           $11,058
      08/31/1995          $12,876       $12,499          $12,491           $11,086
      09/30/1995          $13,011       $12,583          $12,605           $11,109
      10/31/1995          $13,185       $12,721          $12,774           $11,145
      11/30/1995          $13,359       $12,877          $12,960           $11,137
      12/31/1995          $13,544       $13,004          $13,132           $11,130
      01/31/1996          $13,631       $13,113          $13,213           $11,195
      02/29/1996          $13,399       $12,974          $12,960           $11,231
      03/31/1996          $13,302       $12,915          $12,857           $11,290
      04/30/1996          $13,216       $12,877          $12,781           $11,334
      05/31/1996          $13,158       $12,871          $12,747           $11,355
      06/30/1996          $13,347       $13,002          $12,901           $11,362
      07/31/1996          $13,378       $13,042          $12,932           $11,384
      08/31/1996          $13,356       $13,057          $12,909           $11,405
      09/30/1996          $13,617       $13,225          $13,119           $11,442
      10/31/1996          $13,908       $13,442          $13,386           $11,478
      11/30/1996          $14,117       $13,605          $13,604           $11,500
      12/31/1996          $14,034       $13,531          $13,483           $11,500
      01/31/1997          $14,097       $13,582          $13,519           $11,537
      02/28/1997          $14,128       $13,604          $13,539           $11,573
      03/31/1997          $14,054       $13,527          $13,403           $11,602
      04/30/1997          $14,262       $13,680          $13,592           $11,615
      05/31/1997          $14,398       $13,786          $13,704           $11,609
      06/30/1997          $14,558       $13,905          $13,851           $11,622
      07/31/1997          $14,878       $14,162          $14,199           $11,636
      08/31/1997          $14,778       $14,108          $14,078           $11,658
      09/30/1997          $14,976       $14,262          $14,272           $11,688
      10/31/1997          $15,153       $14,429          $14,478           $11,717
      11/30/1997          $15,197       $14,461          $14,530           $11,710
      12/31/1997          $15,340       $14,578          $14,674           $11,696
      01/31/1998          $15,505       $14,767          $14,868           $11,718
      02/28/1998          $15,527       $14,751          $14,839           $11,740
      03/31/1998          $15,582       $14,797          $14,885           $11,763
      04/30/1998          $15,659       $14,868          $14,948           $11,784
      05/31/1998          $15,791       $14,970          $15,087           $11,805
      06/30/1998          $15,887       $15,071          $15,221           $11,819
      07/31/1998          $15,935       $15,128          $15,250           $11,833
      08/31/1998          $16,160       $15,414          $15,547           $11,848
      09/30/1998          $16,457       $15,773          $15,907           $11,862
      10/31/1998          $16,362       $15,800          $15,821           $11,890
      11/30/1998          $16,420       $15,751          $15,836           $11,890
      12/31/1998          $16,480       $15,812          $15,876           $11,883
      01/31/1999          $16,587       $15,883          $15,962           $11,912
      02/28/1999          $16,384       $15,666          $15,628           $11,926
      03/31/1999          $16,468       $15,769          $15,713           $11,962
      04/30/1999          $16,527       $15,812          $15,752           $12,049
      05/31/1999          $16,373       $15,715          $15,594           $12,049
      06/30/1999          $16,267       $15,737          $15,516           $12,049
      07/31/1999          $16,142       $15,739          $15,453           $12,085
      08/31/1999          $16,116       $15,761          $15,430           $12,114
      09/30/1999          $16,361       $15,896          $15,602           $12,172
      10/31/1999          $16,412       $15,928          $15,630           $12,194
      11/30/1999          $16,399       $15,939          $15,621           $12,201
      12/31/1999          $16,325       $15,890          $15,534           $12,201
      01/31/2000          $16,241       $15,836          $15,504           $12,238
      02/29/2000          $16,407       $15,967          $15,699           $12,310
      03/31/2000          $16,657       $16,149          $15,947           $12,411
      04/30/2000          $16,617       $16,143          $15,916           $12,419
      05/31/2000          $16,645       $16,187          $15,898           $12,434
      06/30/2000          $16,964       $16,444          $16,191           $12,498
      07/31/2000          $17,075       $16,552          $16,322           $12,527
      08/31/2000          $17,351       $16,738          $16,565           $12,527
      09/30/2000          $17,476       $16,883          $16,628           $12,592
      10/31/2000          $17,628       $17,000          $16,779           $12,614
      11/30/2000          $17,919       $17,250          $17,098           $12,621
      12/31/2000          $18,252       $17,553          $17,416           $12,614
      01/31/2001          $18,475       $17,787          $17,606           $12,693
      02/28/2001          $18,628       $17,951          $17,792           $12,744
      03/31/2001          $18,740       $18,080          $17,849           $12,773
      04/30/2001          $18,699       $18,022          $17,705           $12,824
      05/31/2001          $18,796       $18,096          $17,786           $12,882
      06/30/2001          $18,869       $18,154          $17,845           $12,904
      07/31/2001          $19,228       $18,493          $18,241           $12,868
      08/31/2001          $19,407       $18,658          $18,434           $12,868
      09/30/2001          $19,690       $19,055          $18,705           $12,926
      10/31/2001          $20,019       $19,352          $19,149           $12,882
      11/30/2001          $19,781       $19,122          $18,756           $12,860
      12/31/2001          $19,651       $19,030          $18,587           $12,810

* Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



                                                                             79
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin U.S. Government Fund - Class 2*
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (3/14/89)
          ------------------------------------------------------------
          Cumulative Total Return     +7.37% +38.91% +94.99% +158.07%
          Average Annual Total Return +7.37%  +6.79%  +6.91%   +7.69%


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +18.28% and +5.79%.

Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin U.S. Government Fund - Class 2*, the Lehman Brothers Intermediate Government Bond Index and the Lipper VIP U.S. Government Funds Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (31)
This graph compares the performance of Franklin U.S. Government Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the Lehman Brothers Intermediate Government Bond Index**, Lipper VIP U.S. Government Funds Average** and CPI** from 1/1/92-12/31/01.


                     Franklin                      Lipper VIP
                    U.S. Gov't                         U.S.
                      Fund -      Lehman Bros      Government
                     Class II    Int Govt $TR       Funds Avg           CPI
------------------------------------------------------------------------------
      01/01/1992      $10,000        $10,000         $10,000          $10,000
      01/31/1992       $9,858         $9,904          $9,820          $10,015
      02/29/1992       $9,945         $9,935          $9,866          $10,051
      03/31/1992       $9,873         $9,895          $9,809          $10,102
      04/30/1992       $9,952         $9,984          $9,874          $10,116
      05/31/1992      $10,173        $10,133         $10,067          $10,131
      06/30/1992      $10,330        $10,279         $10,217          $10,167
      07/31/1992      $10,543        $10,476         $10,452          $10,188
      08/31/1992      $10,665        $10,583         $10,561          $10,217
      09/30/1992      $10,787        $10,729         $10,695          $10,246
      10/31/1992      $10,607        $10,600         $10,540          $10,281
      11/30/1992      $10,632        $10,557         $10,525          $10,296
      12/31/1992      $10,828        $10,693         $10,687          $10,289
      01/31/1993      $11,057        $10,892         $10,892          $10,339
      02/28/1993      $11,254        $11,052         $11,087          $10,375
      03/31/1993      $11,311        $11,093         $11,135          $10,412
      04/30/1993      $11,377        $11,179         $11,211          $10,441
      05/31/1993      $11,410        $11,149         $11,214          $10,455
      06/30/1993      $11,616        $11,311         $11,424          $10,470
      07/31/1993      $11,693        $11,333         $11,475          $10,470
      08/31/1993      $11,864        $11,502         $11,676          $10,499
      09/30/1993      $11,864        $11,549         $11,718          $10,521
      10/31/1993      $11,923        $11,577         $11,750          $10,564
      11/30/1993      $11,769        $11,519         $11,625          $10,572
      12/31/1993      $11,880        $11,567         $11,688          $10,572
      01/31/1994      $12,033        $11,681         $11,835          $10,600
      02/28/1994      $11,794        $11,521         $11,615          $10,636
      03/31/1994      $11,375        $11,353         $11,313          $10,673
      04/30/1994      $11,263        $11,279         $11,211          $10,688
      05/31/1994      $11,280        $11,287         $11,202          $10,695
      06/30/1994      $11,209        $11,289         $11,164          $10,731
      07/31/1994      $11,488        $11,437         $11,342          $10,760
      08/31/1994      $11,479        $11,470         $11,357          $10,803
      09/30/1994      $11,245        $11,375         $11,203          $10,833
      10/31/1994      $11,193        $11,377         $11,184          $10,840
      11/30/1994      $11,193        $11,326         $11,161          $10,854
      12/31/1994      $11,338        $11,363         $11,239          $10,854
      01/31/1995      $11,590        $11,549         $11,434          $10,898
      02/28/1995      $11,906        $11,772         $11,678          $10,941
      03/31/1995      $11,969        $11,836         $11,736          $10,977
      04/30/1995      $12,150        $11,974         $11,881          $11,014
      05/31/1995      $12,682        $12,311         $12,314          $11,036
      06/30/1995      $12,750        $12,390         $12,398          $11,058
      07/31/1995      $12,712        $12,396         $12,353          $11,058
      08/31/1995      $12,876        $12,499         $12,491          $11,086
      09/30/1995      $13,011        $12,583         $12,605          $11,109
      10/31/1995      $13,185        $12,721         $12,774          $11,145
      11/30/1995      $13,359        $12,877         $12,960          $11,137
      12/31/1995      $13,544        $13,004         $13,132          $11,130
      01/31/1996      $13,631        $13,113         $13,213          $11,195
      02/29/1996      $13,399        $12,974         $12,960          $11,231
      03/31/1996      $13,302        $12,915         $12,857          $11,290
      04/30/1996      $13,216        $12,877         $12,781          $11,334
      05/31/1996      $13,158        $12,871         $12,747          $11,355
      06/30/1996      $13,347        $13,002         $12,901          $11,362
      07/31/1996      $13,378        $13,042         $12,932          $11,384
      08/31/1996      $13,356        $13,057         $12,909          $11,405
      09/30/1996      $13,617        $13,225         $13,119          $11,442
      10/31/1996      $13,908        $13,442         $13,386          $11,478
      11/30/1996      $14,117        $13,605         $13,604          $11,500
      12/31/1996      $14,034        $13,531         $13,483          $11,500
      01/31/1997      $14,097        $13,582         $13,519          $11,537
      02/28/1997      $14,128        $13,604         $13,539          $11,573
      03/31/1997      $14,054        $13,527         $13,403          $11,602
      04/30/1997      $14,262        $13,680         $13,592          $11,615
      05/31/1997      $14,398        $13,786         $13,704          $11,609
      06/30/1997      $14,558        $13,905         $13,851          $11,622
      07/31/1997      $14,878        $14,162         $14,199          $11,636
      08/31/1997      $14,778        $14,108         $14,078          $11,658
      09/30/1997      $14,976        $14,262         $14,272          $11,688
      10/31/1997      $15,153        $14,429         $14,478          $11,717
      11/30/1997      $15,197        $14,461         $14,530          $11,710
      12/31/1997      $15,340        $14,578         $14,674          $11,696
      01/31/1998      $15,505        $14,767         $14,868          $11,718
      02/28/1998      $15,527        $14,751         $14,839          $11,740
      03/31/1998      $15,582        $14,797         $14,885          $11,763
      04/30/1998      $15,659        $14,868         $14,948          $11,784
      05/31/1998      $15,791        $14,970         $15,087          $11,805
      06/30/1998      $15,887        $15,071         $15,221          $11,819
      07/31/1998      $15,935        $15,128         $15,250          $11,833
      08/31/1998      $16,160        $15,414         $15,547          $11,848
      09/30/1998      $16,457        $15,773         $15,907          $11,862
      10/31/1998      $16,362        $15,800         $15,821          $11,890
      11/30/1998      $16,420        $15,751         $15,836          $11,890
      12/31/1998      $16,480        $15,812         $15,876          $11,883
      01/31/1999      $16,587        $15,883         $15,962          $11,912
      02/28/1999      $16,384        $15,666         $15,628          $11,926
      03/31/1999      $16,468        $15,769         $15,713          $11,962
      04/30/1999      $16,516        $15,812         $15,752          $12,049
      05/31/1999      $16,362        $15,715         $15,594          $12,049
      06/30/1999      $16,243        $15,737         $15,516          $12,049
      07/31/1999      $16,118        $15,739         $15,453          $12,085
      08/31/1999      $16,092        $15,761         $15,430          $12,114
      09/30/1999      $16,336        $15,896         $15,602          $12,172
      10/31/1999      $16,376        $15,928         $15,630          $12,194
      11/30/1999      $16,362        $15,939         $15,621          $12,201
      12/31/1999      $16,300        $15,890         $15,534          $12,201
      01/31/2000      $16,204        $15,836         $15,504          $12,238
      02/29/2000      $16,369        $15,967         $15,699          $12,310
      03/31/2000      $16,605        $16,149         $15,947          $12,411
      04/30/2000      $16,565        $16,143         $15,916          $12,419
      05/31/2000      $16,593        $16,187         $15,898          $12,434
      06/30/2000      $16,912        $16,444         $16,191          $12,498
      07/31/2000      $17,008        $16,552         $16,322          $12,527
      08/31/2000      $17,272        $16,738         $16,565          $12,527
      09/30/2000      $17,410        $16,883         $16,628          $12,592
      10/31/2000      $17,549        $17,000         $16,779          $12,614
      11/30/2000      $17,827        $17,250         $17,098          $12,621
      12/31/2000      $18,158        $17,553         $17,416          $12,614
      01/31/2001      $18,380        $17,787         $17,606          $12,693
      02/28/2001      $18,532        $17,951         $17,792          $12,744
      03/31/2001      $18,644        $18,080         $17,849          $12,773
      04/30/2001      $18,575        $18,022         $17,705          $12,824
      05/31/2001      $18,671        $18,096         $17,786          $12,882
      06/30/2001      $18,752        $18,154         $17,845          $12,904
      07/31/2001      $19,095        $18,493         $18,241          $12,868
      08/31/2001      $19,274        $18,658         $18,434          $12,868
      09/30/2001      $19,557        $19,055         $18,705          $12,926
      10/31/2001      $19,870        $19,352         $19,149          $12,882
      11/30/2001      $19,632        $19,122         $18,756          $12,860
      12/31/2001      $19,499        $19,030         $18,587          $12,810

Total Return                           90.30%          85.87%           28.10%

** Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.


Franklin U.S. Government Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

80
              Past performance does not guarantee future results.

                                                 FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Value Securities Fund (effective 5/1/02, Franklin Small Cap Value Securities Fund) seeks long-term total return. Income, although not a goal, is a secondary consideration. The Fund invests primarily in equity securities of companies, including small capitalization companies, that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value.

--------------------------------------------------------------------------------

During the first half of the year under review, value stocks performed well, especially after the technology stock meltdown prompted nervous investors to turn attention to "old economy" stocks. In the second half of the reporting period, growth stocks began to regain a degree of investor interest. The terrorist attacks of September 11 raised fears and uncertainty about the struggling economy, financial markets and undefined war, leading many investors to the perceived safety of U.S. Treasury bonds and money market instruments. Toward the end of the reporting period, economic experts declared that the previously booming U.S. economy was in a mild recession as business and consumer activity cooled and unemployment reached 5.8%, the highest rate in more than six years./1/ The weak economic news prompted the Federal Reserve Board to reduce the federal funds target rate an unprecedented 11 times throughout 2001, causing it to fall from 6.5% at the beginning of the year to a 40-year low of 1.75% by December 31.

Despite heightened market volatility, we are pleased to report that Franklin Value Securities Fund performed relatively well for the year ended December 31, 2001, as shown in the Performance Summary following this report. The Fund's benchmark, the Russell 2000 Value Index, returned 14.02% during the same time. In comparison, the broad Standard & Poor's 500 Composite Index (S&P 500) declined 11.88%, and the tech-heavy Nasdaq Composite Index (Nasdaq) fell 20.13%./2/

Franklin Value Securities Fund seeks to profit by buying stocks the managers believe are undervalued. These potential bargains present themselves in various forms. Many sell at a low price relative to earnings, cash flow or book value, while others may have understated assets such as land or intangibles, patents, distribution networks or

1. Source: U.S. Bureau of Labor Statistics (www.bls.gov), 1/4/02.
2. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Portfolio Breakdown
Franklin Value Securities Fund
Based on Total Net Assets
12/31/01

Producer Manufacturing
   15.9%
Transportation
   10.0%
Consumer Non-Durables
   9.5%
Finance
   9.3%
Energy Minerals
   6.9%
Industrial Services
   6.7%
Consumer Durables
   6.2%
Retail Trade
   5.8%
Electronic Technology
   4.9%
Non-Energy Minerals
   2.9%
Process Industries
   2.2%
Utilities
   2.1%
Closed End Mutual Funds
   1.9%
Consumer Services
   1.4%
Health Technology
   0.9%
Technology Services
   0.8%
Short-Term Investments & Other Net Assets
   12.6%
significant tax loss carry forwards. We also search for fallen angels -- former growth companies suffering short-term setbacks and sharp share price declines, but which we believe still retain significant long-term potential. Value securities have one characteristic in common -- they are generally considered out-of-favor with Wall Street. In some instances a company's recent earnings results may have missed analysts' estimates; sometimes they are just too small to reach the analysts' radar. If we think that such a company's balance sheet is strong and their management both capable and shareholder friendly, we are willing to wait for these potential bargains to prosper.

We purchased 37 new companies for the Fund's portfolio during the period, all with what we believed were strong financial profiles, quality management and bargain share prices. We found several interesting opportunities in the energy minerals sector during 2001's third quarter. For example, portfolio holding Arch Coal is the nation's second-largest coal company and a major producer of the low-sulfur coal that is typically sold to electric utilities. Trading recently at less than 2.1 times book value and 10 times 2002 earnings estimates, we believe Arch Coal represented the type of value we consistently seek. Given the ongoing domestic power crisis and the country's growing desire to limit its dependence on foreign oil, we believe Arch Coal could perform well over the long term.

We added to a number of existing portfolio holdings at bargain prices, including Tommy Hilfiger, the popular apparel company that creates and markets sportswear through its subsidiaries and retail stores worldwide. Recently selling at around 7 times 2002 earnings estimates and below book value, Tommy remains extremely attractive according to our analysis. We also added to our position in Presidential Life during 2001. Presidential sells whole and universal life insurance and annuities across the country. With its stock price rising 37.6% in 2001, Presidential was one of the top contributors to the Fund's overall performance.

Strategic buyers were also busy seeking good values during the year under review. Consequently, six of the Fund's holdings announced that they would be acquired in corporate takeovers, all at premiums to the prior day's closing price.

On the other hand, some of our portfolio holdings disappointed, namely oil drilling and oil services stocks. As oil prices fell to around $20 per barrel by year-end from their 2001 high of about $32, petroleum-related issues generally declined in value and detracted from


Top 10 Holdings
Franklin Value Securities Fund
12/31/01

                      Company                  % of Total
                      Sector/Industry          Net Assets
                      -----------------------------------

                      Avocent Corp.               2.9%
                      Electronic Technology

                      Reliance Steel &
                      Aluminum Co.                2.8%
                      Non-Energy Minerals

                      Tommy Hilfiger Corp.        2.8%
                      Consumer Non-Durables

                      Presidential Life Corp.     2.7%
                      Finance

                      Arch Coal Inc.              2.5%
                      Energy Minerals

                      Teekay Shipping Corp.
                      (Bahamas)                   2.5%
                      Transportation

                      Timberland Co., A           2.1%
                      Consumer Non-Durables

                      York International Corp.    2.1%
                      Producer Manufacturing

                      Russ Berrie & Co. Inc.      2.1%
                      Consumer Durables

                      Massey Energy Co.           2.0%
                      Energy Minerals



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

the Fund's overall returns. However, we remain convinced that as the economy recovers energy stocks will once again regain investors' favor.

We are confident that with ongoing market volatility investors will continue returning to stocks with rational valuations as they use common sense investing. Your Fund's managers remain steadfast and committed to their value investment strategy. We believe Franklin Value Securities Fund will continue to provide shareholders with a portfolio of well-managed, financially sound companies offering the potential for solid earnings growth and stock price appreciation over the long term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Value Securities Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return     +14.21% +45.38%  +13.25%
             Average Annual Total Return +14.21% +13.28%   +3.45%
             Value of $10,000 Investment $11,421 $14,538  $11,325

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/01)

The graph compares the performance of Franklin Value Securities Fund - Class 1 and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (32)
This graph compares the performance of Franklin Value Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Russell 2000 Value Index* from 5/1/98-12/31/01.


                            Franklin Value           Russell
                           Securities Fund -      2000 Value
                               Class I                 Index
------------------------------------------------------------
    05/01/1998                 $10,000               $10,000
    05/31/1998                  $9,760                $9,646
    06/30/1998                  $9,140                $9,592
    07/31/1998                  $8,240                $8,841
    08/31/1998                  $6,970                $7,456
    09/30/1998                  $7,240                $7,878
    10/31/1998                  $7,670                $8,112
    11/30/1998                  $7,690                $8,332
    12/31/1998                  $7,790                $8,593
    01/31/1999                  $7,650                $8,398
    02/28/1999                  $7,009                $7,824
    03/31/1999                  $7,150                $7,760
    04/30/1999                  $7,900                $8,469
    05/31/1999                  $8,149                $8,729
    06/30/1999                  $8,639                $9,045
    07/31/1999                  $8,419                $8,830
    08/31/1999                  $8,118                $8,507
    09/30/1999                  $7,567                $8,337
    10/31/1999                  $7,577                $8,170
    11/30/1999                  $7,647                $8,213
    12/31/1999                  $7,918                $8,465
    01/31/2000                  $7,206                $8,244
    02/29/2000                  $7,347                $8,748
    03/31/2000                  $8,178                $8,789
    04/30/2000                  $8,357                $8,841
    05/31/2000                  $8,618                $8,705
    06/30/2000                  $8,377                $8,960
    07/31/2000                  $8,477                $9,258
    08/31/2000                  $9,131                $9,672
    09/30/2000                  $9,121                $9,617
    10/31/2000                  $9,311                $9,582
    11/30/2000                  $9,030                $9,387
    12/31/2000                  $9,915               $10,395
    01/31/2001                 $10,418               $10,682
    02/28/2001                 $10,578               $10,667
    03/31/2001                 $10,478               $10,496
    04/30/2001                 $11,141               $10,982
    05/31/2001                 $11,483               $11,264
    06/30/2001                 $11,169               $11,717
    07/31/2001                 $10,983               $11,455
    08/31/2001                 $10,870               $11,415
    09/30/2001                  $9,270               $10,154
    10/31/2001                 $10,003               $10,419
    11/30/2001                 $10,560               $11,169
    12/31/2001                 $11,325               $11,852

Total Return                    13.25%                18.52%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Value Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

84
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Value Securities Fund - Class 2*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  3-Year  (5/1/98)
             -----------------------------------------------------
             Cumulative Total Return     +13.79% +44.24%  +12.36%
             Average Annual Total Return +13.79% +12.99%   +3.23%
             Value of $10,000 Investment $11,379 $14,424  $11,236


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +40.98% and +12.20%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/98-12/31/01)

The graph compares the performance of Franklin Value Securities Fund - Class 2* and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (33)
This graph compares the performance of Franklin Value Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Russell 2000 Value Index** from 5/1/98-12/31/01.

                          Franklin Value               Russell
                       Securities Fund -            2000 Value
                                Class II                 Index
--------------------------------------------------------------
      05/01/1998                 $10,000               $10,000
      05/31/1998                  $9,760                $9,646
      06/30/1998                  $9,140                $9,592
      07/31/1998                  $8,240                $8,841
      08/31/1998                  $6,970                $7,456
      09/30/1998                  $7,240                $7,878
      10/31/1998                  $7,670                $8,112
      11/30/1998                  $7,690                $8,332
      12/31/1998                  $7,790                $8,593
      01/31/1999                  $7,650                $8,398
      02/28/1999                  $7,009                $7,824
      03/31/1999                  $7,150                $7,760
      04/30/1999                  $7,900                $8,469
      05/31/1999                  $8,149                $8,729
      06/30/1999                  $8,629                $9,045
      07/31/1999                  $8,409                $8,830
      08/31/1999                  $8,099                $8,507
      09/30/1999                  $7,547                $8,337
      10/31/1999                  $7,557                $8,170
      11/30/1999                  $7,627                $8,213
      12/31/1999                  $7,898                $8,465
      01/31/2000                  $7,187                $8,244
      02/29/2000                  $7,327                $8,748
      03/31/2000                  $8,149                $8,789
      04/30/2000                  $8,326                $8,841
      05/31/2000                  $8,587                $8,705
      06/30/2000                  $8,335                $8,960
      07/31/2000                  $8,446                $9,258
      08/31/2000                  $9,090                $9,672
      09/30/2000                  $9,080                $9,617
      10/31/2000                  $9,271                $9,582
      11/30/2000                  $8,989                $9,387
      12/31/2000                  $9,873               $10,395
      01/31/2001                 $10,366               $10,682
      02/28/2001                 $10,527               $10,667
      03/31/2001                 $10,416               $10,496
      04/30/2001                 $11,079               $10,982
      05/31/2001                 $11,411               $11,264
      06/30/2001                 $11,100               $11,717
      07/31/2001                 $10,915               $11,455
      08/31/2001                 $10,792               $11,415
      09/30/2001                  $9,203               $10,154
      10/31/2001                  $9,926               $10,419
      11/30/2001                 $10,482               $11,169
      12/31/2001                 $11,236               $11,852

Total Return                      12.36%                18.52%


** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.


Franklin Value Securities Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             85
              Past performance does not guarantee future results.

                     FRANKLIN VALUE SECURITIES FUND (Fund)

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

Effective May 1, 2002, the Fund's name will be changed to Franklin Small Cap Value Securities Fund, and the Fund's principal investment policy will be restated to one of normally investing at least 80% of net assets in investments of small capitalization companies. The paragraph below explains these changes, and replaces the first sentence of the MAIN INVESTMENTS section and the callout box on page FV-1 of the current prospectus. These changes have been approved by the Board of Trustees.

The Fund invests primarily in small capitalization companies that the manager believes are undervalued.
           MAIN INVESTMENTS The Fund will normally invest at least 80% of its net assets in investments of small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market capitalization values not exceeding $2.5 billion, at the time of purchase. The Fund will invest in equity securities of companies that the Fund's manager believes are selling substantially below the underlying value of their assets or their private market value (what a sophisticated investor would pay for the entire company).

               Please keep this supplement for future reference.

                                     FRANKLIN ZERO COUPON FUNDS - 2005 AND 2010
--------------------------------------------------------------------------------
Fund Goal and Primary Investments: The two Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. Each Fund invests primarily in dollar-denominated zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government and its agencies and authorities. Each Zero Coupon Fund seeks to return a reasonably assured target dollar amount, predictable at the time of investment, on a specific date in the future. The Funds may not be appropriate for those who intend to redeem units before the maturity dates.

--------------------------------------------------------------------------------

The U.S. economy shifted dramatically over the course of 2001. After a period of unprecedented growth and expansion during the latter half of the 1990s, U.S. gross domestic product (GDP) slowed in 2001 and became negative in the third quarter. The slowing economy, which was battered further by the September 11 attacks and ensuing military actions, contributed to lower corporate earnings, higher unemployment and waning consumer sentiment. The lower growth environment prompted the Federal Reserve Board (the Fed) to aggressively cut short-term interest rates 11 times, reducing the federal funds target rate from 6.50% to 1.75% during the year. Bond prices generally rose during the 12 months under review as interest rates fell and many investors moved away from stocks for the perceived safety of fixed income securities.

The yield curve changed shape dramatically during the reporting period as falling short-term interest rates created a much steeper curve environment than at the beginning of 2001. The change, which originated almost entirely from the short end of the curve, was primarily the result of Fed rate cuts. A variety of other factors contributed to the steeper yield curve. One major factor was the flight-to-quality impact of foreign investors seeking U.S. dollar securities during times of global economic uncertainty. Weak returns in the domestic stock market also prompted some investors to move money from stocks to the relative safety of fixed income securities.

During 2001's fourth quarter, the U.S. Treasury announced the cancellation of its 30-year Treasury bond program in the midst of the terrorist attacks' chaotic economic aftermath. The timing of this announcement seemed to represent a coordinated effort with other monetary officials to help push long-term interest rates lower, since they had held steady during most of the year as shorter-term interest rates declined. Long-term interest rates fell 40 basis points, or 0.40%, in the two days following the announcement. However, the Treasury's manipulation failed to have a lasting impact. Within two weeks, long-term interest rates were back up to their pre-announcement levels.

Due to the aforementioned conditions, the steeper yield curve led to stronger performance for shorter-dated issues compared with intermediate- and longer-dated instruments. The Zero Coupon Funds' performance, once again, followed the markets' yield movements. Of the two, Franklin Zero Coupon Fund 2005 performed better with the steeper yield curve and the Fund's shorter-maturity portfolio.

Franklin Zero Coupon Funds invest primarily in securities issued by U.S. government sponsored agencies. In our view, there is only slightly more risk in agency securities than direct obligations of the U.S. government. These are generally very high credit quality instruments that have historically offered a higher yield advantage than Treasuries.

Typically, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow into or out of the portfolio and vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

The bond market has done very well over the past year in the face of declining interest rates. Looking ahead, we anticipate the economy may experience a period of low inflation that should allow the Fed to continue to maintain a steep yield curve, despite the 43-year low in interest rates at period-end. Zero coupon bonds and the Franklin Zero Coupon Funds, while subject to price fluctuation as a result of changes in interest rates, can offer investors relatively certain returns if held to maturity. For each Fund, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the Fund will mirror the features of a zero coupon bond.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Funds' portfolio compositions will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Zero Coupon Fund 2005 - Class 1
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (3/14/89)
         -------------------------------------------------------------
         Cumulative Total Return     +8.93% +44.64% +135.29% +230.92%
         Average Annual Total Return +8.93%  +7.66%   +8.93%   +9.80%


Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Zero Coupon 2005 Fund - Class 1 and the Merrill Lynch 5-Year Zero Coupon Bond Total Return Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (34)
The following line graph compares the performance of the Franklin Zero Coupon 2005 Fund - Class 1 to the Merrill Lynch 5-Year Zero Coupon Bond Index* and the Consumer Price Index* based on a $10,000 investment from 1/1/92 to 12/31/01.


                      Franklin Zero    Merrill Lynch 5-Year
                      Coupon Fund -      Zero Coupon Bond
                          2005                 Index                    CPI
--------------------------------------------------------------------------------
        01/01/1992      $10,000               $10,000                 $10,000
        01/31/1992       $9,655                $9,835                 $10,015
        02/29/1992       $9,678                $9,851                 $10,051
        03/31/1992       $9,608                $9,753                 $10,102
        04/30/1992       $9,584                $9,835                 $10,116
        05/31/1992       $9,937               $10,080                 $10,131
        06/30/1992      $10,107               $10,300                 $10,167
        07/31/1992      $10,676               $10,595                 $10,188
        08/31/1992      $10,758               $10,768                 $10,217
        09/30/1992      $11,170               $11,005                 $10,246
        10/31/1992      $10,766               $10,763                 $10,281
        11/30/1992      $10,856               $10,642                 $10,296
        12/31/1992      $11,228               $10,840                 $10,289
        01/31/1993      $11,582               $11,172                 $10,339
        02/28/1993      $12,225               $11,435                 $10,375
        03/31/1993      $12,340               $11,484                 $10,412
        04/30/1993      $12,332               $11,621                 $10,441
        05/31/1993      $12,332               $11,561                 $10,455
        06/30/1993      $13,166               $11,824                 $10,470
        07/31/1993      $13,311               $11,833                 $10,470
        08/31/1993      $13,764               $12,111                 $10,499
        09/30/1993      $13,908               $12,170                 $10,521
        10/31/1993      $14,104               $12,176                 $10,564
        11/30/1993      $13,567               $12,053                 $10,572
        12/31/1993      $13,720               $12,117                 $10,572
        01/31/1994      $14,121               $12,288                 $10,600
        02/28/1994      $13,327               $12,001                 $10,636
        03/31/1994      $12,602               $11,692                 $10,673
        04/30/1994      $12,406               $11,549                 $10,688
        05/31/1994      $12,380               $11,557                 $10,695
        06/30/1994      $12,298               $11,533                 $10,731
        07/31/1994      $12,677               $11,745                 $10,760
        08/31/1994      $12,641               $11,784                 $10,803
        09/30/1994      $12,181               $11,583                 $10,833
        10/31/1994      $12,109               $11,558                 $10,840
        11/30/1994      $12,182               $11,468                 $10,854
        12/31/1994      $12,407               $11,571                 $10,854
        01/31/1995      $12,687               $11,795                 $10,898
        02/28/1995      $13,110               $12,019                 $10,941
        03/31/1995      $13,219               $12,067                 $10,977
        04/30/1995      $13,517               $12,256                 $11,014
        05/31/1995      $14,688               $12,839                 $11,036
        06/30/1995      $14,796               $12,945                 $11,058
        07/31/1995      $14,532               $12,881                 $11,058
        08/31/1995      $14,843               $13,005                 $11,086
        09/30/1995      $15,106               $13,105                 $11,109
        10/31/1995      $15,520               $13,311                 $11,145
        11/30/1995      $15,944               $13,558                 $11,137
        12/31/1995      $16,349               $13,730                 $11,130
        01/31/1996      $16,406               $13,879                 $11,195
        02/29/1996      $15,625               $13,616                 $11,231
        03/31/1996      $15,380               $13,443                 $11,290
        04/30/1996      $15,098               $13,292                 $11,334
        05/31/1996      $14,929               $13,227                 $11,355
        06/30/1996      $15,262               $13,422                 $11,362
        07/31/1996      $15,262               $13,423                 $11,384
        08/31/1996      $15,123               $13,388                 $11,405
        09/30/1996      $15,531               $13,635                 $11,442
        10/31/1996      $16,148               $13,967                 $11,478
        11/30/1996      $16,626               $14,229                 $11,500
        12/31/1996      $16,268               $14,026                 $11,500
        01/31/1997      $16,208               $14,061                 $11,537
        02/28/1997      $16,189               $14,052                 $11,573
        03/31/1997      $15,850               $13,873                 $11,602
        04/30/1997      $16,209               $14,085                 $11,615
        05/31/1997      $16,377               $14,213                 $11,609
        06/30/1997      $16,620               $14,367                 $11,622
        07/31/1997      $17,406               $14,808                 $11,636
        08/31/1997      $17,012               $14,627                 $11,658
        09/30/1997      $17,405               $14,849                 $11,688
        10/31/1997      $17,841               $15,111                 $11,717
        11/30/1997      $17,862               $15,111                 $11,710
        12/31/1997      $18,117               $15,288                 $11,696
        01/31/1998      $18,510               $15,568                 $11,718
        02/28/1998      $18,405               $15,502                 $11,740
        03/31/1998      $18,427               $15,529                 $11,763
        04/30/1998      $18,492               $15,595                 $11,784
        05/31/1998      $18,778               $15,724                 $11,805
        06/30/1998      $19,000               $15,855                 $11,819
        07/31/1998      $19,000               $15,891                 $11,833
        08/31/1998      $19,678               $16,404                 $11,848
        09/30/1998      $20,516               $16,967                 $11,862
        10/31/1998      $20,414               $16,939                 $11,890
        11/30/1998      $20,265               $16,816                 $11,890
        12/31/1998      $20,390               $16,906                 $11,883
        01/31/1999      $20,470               $17,063                 $11,912
        02/28/1999      $19,710               $16,551                 $11,926
        03/31/1999      $19,825               $16,654                 $11,962
        04/30/1999      $19,870               $16,718                 $12,049
        05/31/1999      $19,433               $16,449                 $12,049
        06/30/1999      $19,375               $16,460                 $12,049
        07/31/1999      $19,321               $16,363                 $12,085
        08/31/1999      $19,222               $16,376                 $12,114
        09/30/1999      $19,445               $16,551                 $12,172
        10/31/1999      $19,397               $16,550                 $12,194
        11/30/1999      $19,348               $16,522                 $12,201
        12/31/1999      $19,189               $16,397                 $12,201
        01/31/2000      $19,111               $16,315                 $12,238
        02/29/2000      $19,243               $16,475                 $12,310
        03/31/2000      $19,574               $16,831                 $12,411
        04/30/2000      $19,478               $16,763                 $12,419
        05/31/2000      $19,437               $16,845                 $12,434
        06/30/2000      $19,940               $17,262                 $12,498
        07/31/2000      $20,036               $17,355                 $12,527
        08/31/2000      $20,334               $17,606                 $12,527
        09/30/2000      $20,471               $17,784                 $12,592
        10/31/2000      $20,661               $17,941                 $12,614
        11/30/2000      $21,097               $18,359                 $12,621
        12/31/2000      $21,601               $18,758                 $12,614
        01/31/2001      $21,860               $18,960                 $12,693
        02/28/2001      $22,131               $19,185                 $12,744
        03/31/2001      $22,430               $19,383                 $12,773
        04/30/2001      $22,240               $19,119                 $12,824
        05/31/2001      $22,308               $19,164                 $12,882
        06/30/2001      $22,297               $19,245                 $12,904
        07/31/2001      $22,812               $19,757                 $12,868
        08/31/2001      $23,077               $19,992                 $12,868
        09/30/2001      $23,622               $20,534                 $12,926
        10/31/2001      $24,047               $20,968                 $12,882
        11/30/2001      $23,710               $20,562                 $12,860
        12/31/2001      $23,529               $20,329                 $12,810

Total Return             135.29%               103.29%                  28.10%

* Source: Merrill Lynch; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2005 - Class 1


 The graph shows the Merrill Lynch 5-Year Zero Coupon Bond Total Return Index, reflecting the portfolio's changing composition as it moves toward its 2005 target date. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             89
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Zero Coupon Fund 2010 - Class 1
 Periods ended 12/31/01

                                                                 Since
                                                               Inception
                                    1-Year  5-Year   10-Year   (3/14/89)
        ----------------------------------------------------------------
        Cumulative Total Return     +5.62%  +46.82%  +156.37%  +252.48%
        Average Annual Total Return +5.62%   +7.98%    +9.87%   +10.34%


Total Return Index Comparison for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Franklin Zero Coupon 2010 Fund - Class 1 and the Merrill Lynch 10-Year Zero Coupon Bond Total Return Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (35)
The following line graph compares the performance of the Franklin Zero Coupon 2010 Fund - Class 1 to the Merrill Lynch 10-Year Zero Coupon Bond Index* and the Consumer Price Index* based on a $10,000 investment from 1/1/92 to 12/31/01.

                                      Merrill Lynch
                     Franklin Zero    10-Year Zero
                     Coupon Fund -    Coupon Bond
                          2010           Index                CPI
-------------------------------------------------------------------
     01/01/1992         $10,000         $10,000             $10,000
     01/31/1992          $9,635          $9,582             $10,015
     02/29/1992          $9,667          $9,640             $10,051
     03/31/1992          $9,627          $9,516             $10,102
     04/30/1992          $9,492          $9,476             $10,116
     05/31/1992         $10,009          $9,752             $10,131
     06/30/1992         $10,021          $9,981             $10,167
     07/31/1992         $10,619         $10,443             $10,188
     08/31/1992         $10,678         $10,562             $10,217
     09/30/1992         $10,856         $10,889             $10,246
     10/31/1992         $10,460         $10,572             $10,281
     11/30/1992         $10,746         $10,562             $10,296
     12/31/1992         $11,252         $10,928             $10,289
     01/31/1993         $11,489         $11,364             $10,339
     02/28/1993         $12,155         $11,808             $10,375
     03/31/1993         $12,408         $11,842             $10,412
     04/30/1993         $12,281         $12,007             $10,441
     05/31/1993         $12,357         $11,941             $10,455
     06/30/1993         $13,138         $12,597             $10,470
     07/31/1993         $13,580         $12,701             $10,470
     08/31/1993         $14,274         $13,186             $10,499
     09/30/1993         $14,391         $13,343             $10,521
     10/31/1993         $14,670         $13,399             $10,564
     11/30/1993         $14,067         $12,953             $10,572
     12/31/1993         $14,120         $13,067             $10,572
     01/31/1994         $14,688         $13,448             $10,600
     02/28/1994         $13,670         $12,807             $10,636
     03/31/1994         $12,851         $12,148             $10,673
     04/30/1994         $12,635         $11,958             $10,688
     05/31/1994         $12,437         $11,898             $10,695
     06/30/1994         $12,277         $11,809             $10,731
     07/31/1994         $12,914         $12,147             $10,760
     08/31/1994         $12,653         $12,168             $10,803
     09/30/1994         $12,065         $11,730             $10,833
     10/31/1994         $11,982         $11,644             $10,840
     11/30/1994         $12,195         $11,699             $10,854
     12/31/1994         $12,571         $11,902             $10,854
     01/31/1995         $12,899         $12,217             $10,898
     02/28/1995         $13,285         $12,688             $10,941
     03/31/1995         $13,421         $12,776             $10,977
     04/30/1995         $13,787         $13,025             $11,014
     05/31/1995         $15,495         $14,116             $11,036
     06/30/1995         $15,571         $14,302             $11,058
     07/31/1995         $15,163         $14,066             $11,058
     08/31/1995         $15,611         $14,344             $11,086
     09/30/1995         $15,988         $14,580             $11,109
     10/31/1995         $16,735         $14,949             $11,145
     11/30/1995         $17,302         $15,407             $11,137
     12/31/1995         $17,949         $15,783             $11,130
     01/31/1996         $17,910         $15,816             $11,195
     02/29/1996         $16,536         $15,064             $11,231
     03/31/1996         $16,138         $14,775             $11,290
     04/30/1996         $15,710         $14,427             $11,334
     05/31/1996         $15,561         $14,335             $11,355
     06/30/1996         $16,040         $14,656             $11,362
     07/31/1996         $16,008         $14,652             $11,384
     08/31/1996         $15,654         $14,494             $11,405
     09/30/1996         $16,287         $14,924             $11,442
     10/31/1996         $17,199         $15,514             $11,478
     11/30/1996         $17,992         $16,066             $11,500
     12/31/1996         $17,466         $15,625             $11,500
     01/31/1997         $17,209         $15,562             $11,537
     02/28/1997         $17,177         $15,564             $11,573
     03/31/1997         $16,661         $15,117             $11,602
     04/30/1997         $17,198         $15,523             $11,615
     05/31/1997         $17,413         $15,706             $11,609
     06/30/1997         $17,791         $15,985             $11,622
     07/31/1997         $19,161         $16,892             $11,636
     08/31/1997         $18,373         $16,391             $11,658
     09/30/1997         $19,048         $16,865             $11,688
     10/31/1997         $19,790         $17,391             $11,717
     11/30/1997         $19,951         $17,479             $11,710
     12/31/1997         $20,362         $17,820             $11,696
     01/31/1998         $20,865         $18,190             $11,718
     02/28/1998         $20,671         $18,082             $11,740
     03/31/1998         $20,683         $18,092             $11,763
     04/30/1998         $20,728         $18,156             $11,784
     05/31/1998         $21,220         $18,445             $11,805
     06/30/1998         $21,727         $18,779             $11,819
     07/31/1998         $21,616         $18,800             $11,833
     08/31/1998         $22,693         $19,745             $11,848
     09/30/1998         $23,843         $20,819             $11,862
     10/31/1998         $23,245         $20,443             $11,890
     11/30/1998         $23,331         $20,516             $11,890
     12/31/1998         $23,307         $20,586             $11,883
     01/31/1999         $23,442         $20,732             $11,912
     02/28/1999         $22,097         $19,607             $11,926
     03/31/1999         $22,145         $19,591             $11,962
     04/30/1999         $22,170         $19,715             $12,049
     05/31/1999         $21,485         $19,148             $12,049
     06/30/1999         $21,253         $19,045             $12,049
     07/31/1999         $21,138         $18,755             $12,085
     08/31/1999         $20,895         $18,710             $12,114
     09/30/1999         $21,150         $18,932             $12,172
     10/31/1999         $20,949         $18,901             $12,194
     11/30/1999         $20,827         $18,771             $12,201
     12/31/1999         $20,455         $18,457             $12,201
     01/31/2000         $20,860         $18,587             $12,238
     02/29/2000         $21,091         $18,937             $12,310
     03/31/2000         $21,538         $19,690             $12,411
     04/30/2000         $21,103         $19,522             $12,419
     05/31/2000         $20,911         $19,543             $12,434
     06/30/2000         $21,618         $20,200             $12,498
     07/31/2000         $21,795         $20,348             $12,527
     08/31/2000         $22,399         $20,924             $12,527
     09/30/2000         $22,280         $20,811             $12,592
     10/31/2000         $22,737         $21,203             $12,614
     11/30/2000         $23,503         $22,014             $12,621
     12/31/2000         $24,283         $22,789             $12,614
     01/31/2001         $24,461         $22,856             $12,693
     02/28/2001         $24,948         $23,275             $12,744
     03/31/2001         $25,419         $23,399             $12,773
     04/30/2001         $24,580         $22,676             $12,824
     05/31/2001         $24,580         $22,579             $12,882
     06/30/2001         $24,514         $22,669             $12,904
     07/31/2001         $25,433         $23,551             $12,868
     08/31/2001         $25,868         $23,954             $12,868
     09/30/2001         $26,453         $24,393             $12,926
     10/31/2001         $27,323         $25,557             $12,882
     11/30/2001         $26,219         $24,155             $12,860
     12/31/2001         $25,637         $23,587             $12,810

Total Return            156.37%         135.87%              28.10%

* Source: Merrill Lynch; Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 - Class 1


 The graph shows the Merrill Lynch 10-Year Zero Coupon Bond Total Return Index, reflecting the portfolio's changing composition as it moves toward its 2010 target date. Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


90
              Past performance does not guarantee future results.

                                               MUTUAL DISCOVERY SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.

--------------------------------------------------------------------------------

We are pleased to bring you this annual report for the period ended December 31, 2001. A rapid slowdown in U.S. and foreign economies, contributing to deteriorating earnings and uncertain profit forecasts, characterized the year under review. September 11's terrorist attacks significantly worsened the domestic economic outlook as business and consumer spending declined further. In November, the National Bureau of Economic Research stated the U.S. economy had officially entered into recession. Aimed at revitalizing the U.S. economy, the Federal Reserve Board cut interest rates an unprecedented 11 times in 2001, bringing the federal funds target rate to a 40-year low of 1.75%.

The year 2001 was extremely trying for investors around the world. Most major stock markets worldwide experienced substantial volatility and negative returns during the year primarily due to the global economic slowdown, devastating terrorist attacks and ensuing war in Afghanistan. The European and Japanese markets declined in excess of the U.S. equity market's double-digit percentage declines.

During the period, the Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI(R)) World Index./1 Our focus on long-term value investing has benefited our shareholders, not only this past year, but over the longer term as well. However, we encourage investors to put all our results, both outperformance and underperformance, in the proper perspective. We strive for excellent, risk-adjusted returns over the long term for the shareholders. /

We attribute your Fund's relative outperformance primarily to our continued focus on individual, undervalued special situations, which we discovered in our global search for compelling investment opportunities. We conducted in-depth analysis and bought securities where we saw substantial upside with relatively little risk. In such

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Mutual Discovery Securities Fund
Based on Total Net Assets
12/31/01

U.S.                                            36.0%
U.K.                                             6.1%
France                                           5.6%
Spain                                            3.8%
Switzerland                                      3.5%
Canada                                           3.1%
Sweden                                           2.8%
Netherlands                                      2.1%
Irish Republic                                   2.0%
Norway                                           1.7%
Japan                                            1.1%
Germany                                          1.1%
Other Countries                                  4.1%
Fixed-Income Securities                          6.3%
Short-Term Investments & Other Net Assets       20.7%
difficult times as we suffered in 2001, however, many discounts to intrinsic value proved persistent as business conditions deteriorated. Capital preservation is another key tenet of our investment philosophy. We are gratified to have finished the year with your capital intact with a small gain. As a result, we believe we are well-positioned to take advantage of profitable opportunities as these arise.

In 2001, we found attractive opportunities in out-of-favor securities around the world. As the Japanese economy continued to deteriorate, we began to see certain companies taking steps to improve their competitive positions and reduce their cost structures. With the Japanese stock market trading at mid-1980s' levels, we acquired shares in a few companies we believed were substantially undervalued and whose management teams appeared to be taking proactive improvements. Takeda Chemical Industries is Japan's largest pharmaceutical company, which traded at a significant discount to other major first-tier competitors. Management seems to be working to create value for the shareholders. In the U.K., we sold some of our holdings that we thought became fully priced. On the other hand, we modestly increased our exposure to the rest of Europe as we believed governments generally acted more rationally toward businesses.

During the year under review, our distressed securities investments materially outperformed the markets in general and contributed substantially to Fund performance. The three largest gainers were California utility PG&E, commercial finance company Finova Capital and Kindred, a nursing home business. Our PG&E investment provides a textbook example of how our expertise in analyzing distressed situations enables us to generate significant returns for our shareholders. PG&E ran into financial difficulties when deregulated wholesale prices soared and a rate freeze in California prevented the company from passing on its higher costs. Forced to sell electricity below cost, Pacific Gas & Electric, a subsidiary of PG&E, filed for bankruptcy in April 2001. Publicly-traded securities in PG&E and its subsidiary were punished. After collecting and reviewing extensive information about the California deregulatory process and the company's assets, we became convinced that PG&E's stock and Pacific Gas Electric's debt were significantly undervalued. Our research paid off as these investments appreciated considerably. Our investments in Kindred and Finova (sold during the year) also increased in value as both companies successfully reorganized and emerged from bankruptcy.

Among our largest equity gainers in 2001 was Cendant. We purchased Cendant shares when the company was experiencing short-term weakness and its shares were trading at a significant discount to our estimate of their intrinsic value. The company has a very strong portfolio of brands including Avis, Ramada and Century 21, and management has shifted its strategic focus from fixing the balance sheet to growing its businesses. In addition, Cendant's royalty-based business model is generally less sensitive to the economy than many of its peers.

White Mountains Insurance Group, which has a highly respected management team, contributed to the Fund's performance during 2001. We participated in financing the company's acquisition of the U.S. property and casualty business of CGNU, a U.K. company. The stock market revalued White Mountains' shares significantly higher to reflect this very attractive acquisition. In addition, after the tragic events of September 11, insurance companies worldwide reassessed their businesses and actively re-priced certain historically underpriced products. As a result, we believe that this industry's fundamentals look more promising than they have in some time.

Unfortunately, not all of our investments performed as anticipated. Fund holding Railtrack Group, Britain's largest railway infrastructure operator, saw its primary operating subsidiary forced into administration, the British equivalent of bankruptcy, when the government unilaterally withdrew promised funding. We believe this was the same as the government's seizing the equity value of the company without proper compensation. We are working aggressively to obtain the best outcome for our shareholders. Another disappointing stock was Qwest Communications, a consumer and business communications services provider. The weakening economy and resulting decrease in demand for telecommunications services impacted Qwest's revenues and cash flow more severely than we expected.

Looking forward to 2002, we are hopeful that the markets will continue to offer attractive investment opportunities in the distressed arena, as many overleveraged but operationally viable companies are pushed to the financial brink. We are also optimistic that we will continue to find undervalued securities of companies with sound businesses, valuable assets, strong management teams and solid balance sheets. Lastly, with many stocks beaten down and interest rates significantly lower than a year ago, we expect to find numerous opportunities in deals, corporate actions and risk arbitrage, as some industries such as health care, financials and leisure continue to consolidate.


 Top 10 Sectors/Industries
 Mutual Discovery Securities Fund
 Based on Equity Securities
 12/31/01

                                               % of Total
                                               Net Assets
                       ----------------------------------

                       Insurance                  7.2%

                       Media                      7.2%

                       Tobacco                    6.3%

                       Diversified Financials     4.9%

                       Food Products              4.2%

                       Banks                      3.3%

                       Beverages                  3.1%

                       Diversified
                       Telecomunication
                       Services                   3.1%

                       Construction &
                       Engineering                3.0%

                       Paper & Forest Products    2.7%

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued equities, distressed debt and risk arbitrage. In the meantime, we believe our portfolio is well-positioned regardless of how the global economy fares.


 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




 Top 10 Holdings
 Mutual Discovery Securities Fund
 12/31/01

                      Company
                      Sector/Industry,         % of Total
                      Country                  Net Assets
                      -----------------------------------

                      Berkshire Hathaway Inc.,
                      A & B                       3.3%...
                      Insurance, U.S.

                      PG&E Corp.
                      (Fixed Income & Equity)     2.0%...
                      Electric Utilities, U.S.

                      Lagardere SCA               1.6%...
                      Media, France

                      Suez SA                     1.5%...
                      Multi-Utilities, France

                      Vinci                       1.4%...
                      Construction &
                      Engineering, France

                      British American
                      Tobacco PLC                 1.4%...
                      Tobacco, U.K.

                      Telephone & Data
                      Systems Inc.                1.4%...
                      Diversified
                      Telecommunication
                      Services, U.S.

                      Brown-Forman Corp.,
                      A & B                       1.3%...
                      Beverages, U.S.

                      Federated Department
                      Stores                      1.3%...
                      Multiline Retail, U.S.

                      Altadis SA                  1.3%...
                      Tobacco, Spain

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/8/96)
             -----------------------------------------------------
             Cumulative Total Return      +0.39% +55.62%  +58.73%
             Average Annual Total Return  +0.39%  +9.25%   +9.40%
             Value of $10,000 Investment $10,039 $15,562  $15,873

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (11/8/96-12/31/01)

The graph compares the performance of Mutual Discovery Securities Fund - Class 1, the Standard & Poor's 500 Index and the MSCI World Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (36)
This graph compares the performance of Mutual Discovery Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500* and the MSCI World Index* from 11/8/96-12/31/01.


                         Mutual Discovery                                     MSCI
                        Securities Fund -                                    World
                            Class I                       S&P 500            Index
-----------------------------------------------------------------------------------
       11/08/1996           $10,000                       $10,000           $10,000
       11/30/1996           $10,130                       $10,554           $10,403
       12/31/1996           $10,200                       $10,345           $10,283
       01/31/1997           $10,660                       $10,990           $10,412
       02/28/1997           $10,790                       $11,077           $10,483
       03/31/1997           $10,690                       $10,623           $10,427
       04/30/1997           $10,630                       $11,256           $10,654
       05/31/1997           $10,909                       $11,940           $11,239
       06/30/1997           $11,324                       $12,475           $11,841
       07/31/1997           $11,734                       $13,467           $12,344
       08/31/1997           $11,714                       $12,713           $11,521
       09/30/1997           $12,355                       $13,408           $12,213
       10/31/1997           $11,974                       $12,960           $11,520
       11/30/1997           $12,024                       $13,561           $11,682
       12/31/1997           $12,175                       $13,794           $11,858
       01/31/1998           $12,155                       $13,946           $12,285
       02/28/1998           $12,796                       $14,951           $13,059
       03/31/1998           $13,496                       $15,716           $13,768
       04/30/1998           $13,756                       $15,875           $13,958
       05/31/1998           $13,896                       $15,602           $13,979
       06/30/1998           $13,484                       $16,236           $14,259
       07/31/1998           $12,971                       $16,064           $14,295
       08/31/1998           $11,127                       $13,744           $12,345
       09/30/1998           $10,655                       $14,625           $12,439
       10/31/1998           $10,921                       $15,814           $13,660
       11/30/1998           $11,485                       $16,772           $14,450
       12/31/1998           $11,567                       $17,738           $15,127
       01/31/1999           $11,628                       $18,480           $15,413
       02/28/1999           $11,453                       $17,905           $14,943
       03/31/1999           $11,802                       $18,621           $15,665
       04/30/1999           $12,539                       $19,342           $16,295
       05/31/1999           $12,508                       $18,885           $15,635
       06/30/1999           $12,958                       $19,934           $16,440
       07/31/1999           $12,783                       $19,312           $16,563
       08/31/1999           $12,635                       $19,215           $16,591
       09/30/1999           $12,497                       $18,689           $16,618
       10/31/1999           $12,730                       $19,872           $17,377
       11/30/1999           $13,416                       $20,275           $17,919
       12/31/1999           $14,312                       $21,469           $19,520
       01/31/2000           $14,280                       $20,391           $18,483
       02/29/2000           $14,786                       $20,006           $18,812
       03/31/2000           $15,355                       $21,963           $19,821
       04/30/2000           $15,199                       $21,302           $18,812
       05/31/2000           $15,231                       $20,865           $18,370
       06/30/2000           $15,263                       $21,380           $19,095
       07/31/2000           $15,350                       $21,047           $18,419
       08/31/2000           $15,795                       $22,354           $18,964
       09/30/2000           $15,534                       $21,173           $17,992
       10/31/2000           $15,654                       $21,085           $17,610
       11/30/2000           $15,350                       $19,423           $16,596
       12/31/2000           $15,806                       $19,518           $16,828
       01/31/2001           $16,316                       $20,211           $17,185
       02/28/2001           $16,272                       $18,370           $15,836
       03/31/2001           $15,740                       $17,207           $14,813
       04/30/2001           $16,219                       $18,542           $15,866
       05/31/2001           $16,730                       $18,667           $15,595
       06/30/2001           $16,803                       $18,213           $15,108
       07/31/2001           $16,765                       $18,035           $14,862
       08/31/2001           $16,575                       $16,907           $14,211
       09/30/2001           $15,047                       $15,543           $12,842
       10/31/2001           $15,110                       $15,840           $13,086
       11/30/2001           $15,489                       $17,055           $13,809
       12/31/2001           $15,873                       $17,205           $13,820

Total Return                 58.73%                        72.05%            38.20%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                             95
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Discovery Securities Fund - Class 2*
 Periods ended 12/31/01

                                              Since
                                            Inception
                            1-Year  5-Year  (11/8/96)
-----------------------------------------------------
Cumulative Total Return      +0.24% +54.71%  +57.80%
Average Annual Total Return  +0.24%  +9.12%   +9.27%
Value of $10,000 Investment $10,024 $15,471  $15,780

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +32.21% and +9.81%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/01)

The graph compares the performance of Mutual Discovery Securities Fund - Class 2*, the Standard & Poor's 500 Index and the MSCI World Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (37)
This graph compares the performance of Mutual Discovery Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500** and the MSCI World Index** from 11/8/96-12/31/01.


                             Mutual Discovery
                            Securities Fund -                          MSCI
                                Class II           S&P 500      World Index
---------------------------------------------------------------------------
     11/08/1996                 $10,000            $10,000          $10,000
     11/30/1996                 $10,130            $10,554          $10,403
     12/31/1996                 $10,200            $10,345          $10,283
     01/31/1997                 $10,660            $10,990          $10,412
     02/28/1997                 $10,790            $11,077          $10,483
     03/31/1997                 $10,690            $10,623          $10,427
     04/30/1997                 $10,630            $11,256          $10,654
     05/31/1997                 $10,909            $11,940          $11,239
     06/30/1997                 $11,324            $12,475          $11,841
     07/31/1997                 $11,734            $13,467          $12,344
     08/31/1997                 $11,714            $12,713          $11,521
     09/30/1997                 $12,355            $13,408          $12,213
     10/31/1997                 $11,974            $12,960          $11,520
     11/30/1997                 $12,024            $13,561          $11,682
     12/31/1997                 $12,175            $13,794          $11,858
     01/31/1998                 $12,155            $13,946          $12,285
     02/28/1998                 $12,796            $14,951          $13,059
     03/31/1998                 $13,496            $15,716          $13,768
     04/30/1998                 $13,756            $15,875          $13,958
     05/31/1998                 $13,896            $15,602          $13,979
     06/30/1998                 $13,484            $16,236          $14,259
     07/31/1998                 $12,971            $16,064          $14,295
     08/31/1998                 $11,127            $13,744          $12,345
     09/30/1998                 $10,655            $14,625          $12,439
     10/31/1998                 $10,921            $15,814          $13,660
     11/30/1998                 $11,485            $16,772          $14,450
     12/31/1998                 $11,567            $17,738          $15,127
     01/31/1999                 $11,628            $18,480          $15,413
     02/28/1999                 $11,453            $17,905          $14,943
     03/31/1999                 $11,802            $18,621          $15,665
     04/30/1999                 $12,529            $19,342          $16,295
     05/31/1999                 $12,497            $18,885          $15,635
     06/30/1999                 $12,948            $19,934          $16,440
     07/31/1999                 $12,774            $19,312          $16,563
     08/31/1999                 $12,625            $19,215          $16,591
     09/30/1999                 $12,478            $18,689          $16,618
     10/31/1999                 $12,700            $19,872          $17,377
     11/30/1999                 $13,386            $20,275          $17,919
     12/31/1999                 $14,282            $21,469          $19,520
     01/31/2000                 $14,251            $20,391          $18,483
     02/29/2000                 $14,747            $20,006          $18,812
     03/31/2000                 $15,316            $21,963          $19,821
     04/30/2000                 $15,154            $21,302          $18,812
     05/31/2000                 $15,175            $20,865          $18,370
     06/30/2000                 $15,219            $21,380          $19,095
     07/31/2000                 $15,295            $21,047          $18,419
     08/31/2000                 $15,740            $22,354          $18,964
     09/30/2000                 $15,470            $21,173          $17,992
     10/31/2000                 $15,589            $21,085          $17,610
     11/30/2000                 $15,285            $19,423          $16,596
     12/31/2000                 $15,740            $19,518          $16,828
     01/31/2001                 $16,239            $20,211          $17,185
     02/28/2001                 $16,195            $18,370          $15,836
     03/31/2001                 $15,664            $17,207          $14,813
     04/30/2001                 $16,131            $18,542          $15,866
     05/31/2001                 $16,641            $18,667          $15,595
     06/30/2001                 $16,697            $18,213          $15,108
     07/31/2001                 $16,659            $18,035          $14,862
     08/31/2001                 $16,469            $16,907          $14,211
     09/30/2001                 $14,954            $15,543          $12,842
     10/31/2001                 $15,017            $15,840          $13,086
     11/30/2001                 $15,408            $17,055          $13,809
     12/31/2001                 $15,780            $17,205          $13,820

Total Return                     57.80%             72.05%           38.20%


** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

96
              Past performance does not guarantee future results.

                                                  MUTUAL SHARES SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities of companies that the Fund's manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

--------------------------------------------------------------------------------

We are pleased to bring you this annual report for the period ended December 31, 2001. A decelerating U.S. economy characterized the year under review. After weakening during the first eight months of the year, September 11's terrorist attacks precipitated a short but sharp decline in economic activity. While some areas of business activity, such as auto sales, swiftly recovered to pre-September 11 levels, the overall economy continued to slow throughout most of the remainder of the year. According to the Commerce Department, U.S. gross domestic product contracted 1.3% in the third quarter, the largest decline since 1991. In addition, the National Bureau of Economic Research stated the U.S. economy had officially entered into recession in March 2001. In an attempt to stimulate the economy, the Federal Reserve Board cut interest rates an unprecedented 11 times in 2001, bringing the federal funds target rate to a 40-year low of 1.75%.

During the period, the Fund outperformed its benchmarks, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average./1/ Our distinctive investment style has benefited our shareholders, not only this past year, but also over the longer term. We are pleased to report the Fund produced solid results during a difficult year even while major indexes and many other mutual funds generated negative returns.

We attribute the Fund's relative outperformance primarily to our disciplined, value investment style and our expertise in special situations. Our unique three-pronged approach and conservative management style has produced excellent risk-adjusted returns for our shareholders over the long term. First, we invest the majority of our portfolio in securities we believe are trading at substantial discounts to their underlying intrinsic values. Second, we participate and invest in

1. Sources: Standard & Poor's Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Mutual Shares Securities Fund
Based on Total Net Assets
12/31/01

U.S.                                    52.5%
U.K.                                     5.2%
France                                   2.0%
Spain                                    1.8%
Switzerland                              1.5%
Canada                                   1.1%
Other Countries                          4.1%
Fixed-Income Securities                  5.3%
Government Agencies & Other Net Assets  26.5%
the distressed or bankruptcy arenas. Lastly, we also seek out investment opportunities in arbitrage and corporate action situations.

Our strategy of investing in undervalued stocks reaped rewards in 2001 as two of our three best performers were purchased by other companies. CIT Group, a finance company, was acquired by Tyco after nearly doubling in price during the year, while Van Melle, a Dutch candy company, was purchased by Perfetti and returned more than 64% in 2001. Another holding that benefited the Fund during the period was Cendant, a consumer and business services provider whose stock price more than doubled.

White Mountains Insurance Group, which has a highly respected management team, contributed to the Fund's performance during 2001. We participated in financing the company's acquisition of the U.S. property and casualty business of CGNU, a U.K. company. The stock market revalued White Mountains' shares significantly higher to reflect this very attractive acquisition. In addition, after the tragic events of September 11, insurance companies worldwide reassessed their businesses and actively re-priced certain historically underpriced products. As a result, we believe that this industry's fundamentals look more promising than they have in some time.

During the year under review, our distressed securities investments materially outperformed the markets in general and contributed substantially to Fund performance. The three largest gainers were California utility PG&E, commercial finance company Finova Capital and Kindred, a nursing home business. Our PG&E investment provides a textbook example of how our expertise in analyzing distressed situations can enable us to generate significant returns for our shareholders. PG&E ran into financial difficulties when deregulated wholesale prices soared and a rate freeze in California prevented the company from passing on its higher costs. Forced to sell electricity below cost, Pacific Gas & Electric, a subsidiary of PG&E, filed for bankruptcy in April 2001. Publicly traded securities in PG&E and its subsidiary were punished. After collecting and reviewing an abundance of information about the California deregulatory process and the company's assets, we became convinced that PG&E's stock and Pacific Gas & Electric's debt were significantly undervalued. Our research paid off as these investments appreciated considerably. Our investments in Kindred and Finova (sold during the year) also increased in value as both companies successfully reorganized and emerged from bankruptcy.


 Top 10 Sectors/Industries
 Mutual Shares Securities Fund
 Based on Equity Securities
 12/31/01

                                               % of Total
                                               Net Assets
                       ----------------------------------

                       Media                      8.6%

                       Insurance                  7.3%

                       Diversified
                       Telecommunication
                       Services                   5.8%

                       Tobacco                    5.0%

                       Paper & Forest Products    3.9%

                       Banks                      3.3%

                       Multiline Retail           2.7%

                       Pharmaceuticals            2.6%

                       Commercial Services &
                       Supplies                   2.4%

                       Diversified Financials     2.1%

We constantly monitor our holdings and make adjustments to our portfolio when appropriate. During the year, we increased our pharmaceuticals industry holdings after we found several undervalued securities, in our opinion, in the U.S. and Japan. We decreased our nonfood retail exposure after our holdings in this sector appreciated substantially in 2001. We trimmed our positions in Federated Department Stores and May Department Stores and liquidated our position in Sears Roebuck. We also reduced our exposure to media stocks after some of our holdings became fully valued, in our opinion. We sold our positions in Clear Channel and Knight Ridder and realized profits for our shareholders.

Unfortunately, not all of our investments performed as anticipated. Fund holding Railtrack Group, Britain's largest railway infrastructure operator, saw its primary operating subsidiary forced into administration, the British equivalent of bankruptcy, when the government unilaterally withdrew promised funding. We believe this was the same as the goverment's seizing the equity value of the company without proper compensation. We are working aggressively to obtain the best possible outcome for our shareholders. Another disappointing stock was Qwest Communications, a consumer and business communications services provider. The weakening economy and resulting decrease in demand for telecommunications services impacted Qwest's revenues and cash flow more severely than we expected.

Looking forward to 2002, we are hopeful that the markets will continue to offer attractive investment opportunities in the distressed arena, as many overleveraged but operationally viable companies are pushed to the financial brink. We are also optimistic that we will continue to find undervalued securities of companies with sound businesses, valuable assets, strong management teams and solid balance sheets. Lastly, with many stocks beaten down and interest rates significantly lower than a year ago, we expect to find numerous investment opportunities in deals, corporate actions and risk arbitrage, if some industries such as health care, financials and leisure continue to consolidate.





 Top 10 Holdings
 Mutual Shares Securities Fund
 12/31/01


                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Berkshire Hathaway Inc.,
                     A & B                          2.7%
                     Insurance, U.S.

                     Telephone & Data
                     Systems Inc.                   2.3%
                     Diversified
                     Telecommunication Services,
                     U.S.

                     White Mountains Insurance
                     Group Inc. (Common &
                     Restricted)                    2.0%
                     Insurance, U.S.

                     Federated Department
                     Stores                         1.8%
                     Multiline Retail, U.S.

                     Washington Post Co., B         1.7%
                     Media, U.S.

                     Scripps Co., A                 1.6%
                     Media, U.S.

                     Canary Wharf Group PLC         1.5%
                     Real Estate, U.K.

                     British American
                     Tobacco PLC                    1.5%
                     Tobacco, U.K.

                     Lagardere SCA                  1.5%
                     Media, France

                     PG&E Corp. (Fixed
                     Income & Equity)               1.5%
                     Electric Utilities, U.S.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.
                                                                              99

As always, we will endeavor to deliver attractive risk-adjusted returns through the application of fundamental analysis and our philosophy of buying materially underpriced securities.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 1
 Periods ended 12/31/01

                                                            Since
                                                          Inception
                                         1-Year   5-Year  (11/8/96)
             ------------------------------------------------------
             Cumulative Total Return      +7.31%  +62.93%  +68.63%
             Average Annual Total Return  +7.31%  +10.25%  +10.69%
             Value of $10,000 Investment $10,731 $ 16,293 $ 16,863


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/01)

The graph compares the performance of Mutual Shares Securities Fund - Class 1, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (38)
This graph compares the performance of Mutual Shares Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500* and the Lipper VIP Growth & Income Funds Average* from 11/8/96-12/31/01.


                                                                 Lipper VIP
                      Mutual Shares                                Growth &
                  Securities Fund -                            Income Funds
                            Class I              S&P 500            Average
---------------------------------------------------------------------------
     11/08/1996             $10,000              $10,000            $10,000
     11/30/1996             $10,120              $10,554            $10,475
     12/31/1996             $10,350              $10,345            $10,376
     01/31/1997             $10,620              $10,990            $10,837
     02/28/1997             $10,730              $11,077            $10,910
     03/31/1997             $10,420              $10,623            $10,523
     04/30/1997             $10,510              $11,256            $10,914
     05/31/1997             $10,890              $11,940            $11,582
     06/30/1997             $11,145              $12,475            $12,025
     07/31/1997             $11,686              $13,467            $12,895
     08/31/1997             $11,626              $12,713            $12,480
     09/30/1997             $12,117              $13,408            $13,104
     10/31/1997             $11,806              $12,960            $12,653
     11/30/1997             $11,916              $13,561            $12,985
     12/31/1997             $12,187              $13,794            $13,199
     01/31/1998             $12,137              $13,946            $13,225
     02/28/1998             $12,787              $14,951            $14,133
     03/31/1998             $13,198              $15,716            $14,788
     04/30/1998             $13,318              $15,875            $14,899
     05/31/1998             $13,198              $15,602            $14,606
     06/30/1998             $13,116              $16,236            $14,829
     07/31/1998             $12,657              $16,064            $14,450
     08/31/1998             $10,842              $13,744            $12,383
     09/30/1998             $10,801              $14,625            $13,042
     10/31/1998             $11,515              $15,814            $14,010
     11/30/1998             $12,107              $16,772            $14,714
     12/31/1998             $12,199              $17,738            $15,357
     01/31/1999             $12,321              $18,480            $15,626
     02/28/1999             $12,209              $17,905            $15,159
     03/31/1999             $12,596              $18,621            $15,673
     04/30/1999             $13,564              $19,342            $16,654
     05/31/1999             $13,585              $18,885            $16,466
     06/30/1999             $13,972              $19,934            $17,157
     07/31/1999             $13,613              $19,312            $16,672
     08/31/1999             $13,110              $19,215            $16,342
     09/30/1999             $12,776              $18,689            $15,789
     10/31/1999             $13,341              $19,872            $16,429
     11/30/1999             $13,507              $20,275            $16,628
     12/31/1999             $13,832              $21,469            $17,279
     01/31/2000             $13,350              $20,391            $16,533
     02/29/2000             $12,818              $20,006            $16,133
     03/31/2000             $14,198              $21,963            $17,594
     04/30/2000             $14,038              $21,302            $17,309
     05/31/2000             $14,226              $20,865            $17,216
     06/30/2000             $14,005              $21,380            $17,128
     07/31/2000             $14,292              $21,047            $17,056
     08/31/2000             $15,010              $22,354            $18,192
     09/30/2000             $14,911              $21,173            $17,661
     10/31/2000             $15,297              $21,085            $17,896
     11/30/2000             $14,823              $19,423            $16,819
     12/31/2000             $15,717              $19,518            $17,513
     01/31/2001             $16,655              $20,211            $17,960
     02/28/2001             $16,633              $18,370            $16,958
     03/31/2001             $16,224              $17,207            $16,081
     04/30/2001             $16,886              $18,542            $17,221
     05/31/2001             $17,448              $18,667            $17,441
     06/30/2001             $17,558              $18,213            $17,039
     07/31/2001             $17,570              $18,035            $16,883
     08/31/2001             $17,200              $16,907            $16,068
     09/30/2001             $15,810              $15,543            $14,675
     10/31/2001             $15,774              $15,840            $14,923
     11/30/2001             $16,397              $17,055            $15,956
     12/31/2001             $16,863              $17,205            $16,214

Total Return                 68.63%               72.05%             62.14%

* Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                            101
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Mutual Shares Securities Fund - Class 2*
 Periods ended 12/31/01

                                              Since
                                            Inception
                            1-Year  5-Year  (11/8/96)
-----------------------------------------------------
Cumulative Total Return      +7.04% +62.25%  +67.93%
Average Annual Total Return  +7.04% +10.16%  +10.60%
Value of $10,000 Investment $10,704 $16,225  $16,793

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +33.23% and +10.09%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/8/96-12/31/01)

The graph compares the performance of Mutual Shares Securities Fund - Class 2*, the Standard & Poor's 500 Index and the Lipper VIP Growth & Income Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (39)
This graph compares the performance of Mutual Shares Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500** and the Lipper VIP Growth & Income Funds Average** from 11/8/96-12/31/01.


                           Mutual Shares              S&P 500   Lipper VIP Growth
                       Securities Fund -                           & Income Funds
                                Class II                                  Average
---------------------------------------------------------------------------------

      11/08/1996                $10,000               $10,000             $10,000
      11/30/1996                $10,120               $10,554             $10,475
      12/31/1996                $10,350               $10,345             $10,376
      01/31/1997                $10,620               $10,990             $10,837
      02/28/1997                $10,730               $11,077             $10,910
      03/31/1997                $10,420               $10,623             $10,523
      04/30/1997                $10,510               $11,256             $10,914
      05/31/1997                $10,890               $11,940             $11,582
      06/30/1997                $11,145               $12,475             $12,025
      07/31/1997                $11,686               $13,467             $12,895
      08/31/1997                $11,626               $12,713             $12,480
      09/30/1997                $12,117               $13,408             $13,104
      10/31/1997                $11,806               $12,960             $12,653
      11/30/1997                $11,916               $13,561             $12,985
      12/31/1997                $12,187               $13,794             $13,199
      01/31/1998                $12,137               $13,946             $13,225
      02/28/1998                $12,787               $14,951             $14,133
      03/31/1998                $13,198               $15,716             $14,788
      04/30/1998                $13,318               $15,875             $14,899
      05/31/1998                $13,198               $15,602             $14,606
      06/30/1998                $13,116               $16,236             $14,829
      07/31/1998                $12,657               $16,064             $14,450
      08/31/1998                $10,842               $13,744             $12,383
      09/30/1998                $10,801               $14,625             $13,042
      10/31/1998                $11,515               $15,814             $14,010
      11/30/1998                $12,107               $16,772             $14,714
      12/31/1998                $12,199               $17,738             $15,357
      01/31/1999                $12,321               $18,480             $15,626
      02/28/1999                $12,199               $17,905             $15,159
      03/31/1999                $12,587               $18,621             $15,673
      04/30/1999                $13,546               $19,342             $16,654
      05/31/1999                $13,566               $18,885             $16,466
      06/30/1999                $13,954               $19,934             $17,157
      07/31/1999                $13,658               $19,312             $16,672
      08/31/1999                $13,146               $19,215             $16,342
      09/30/1999                $12,811               $18,689             $15,789
      10/31/1999                $13,376               $19,872             $16,429
      11/30/1999                $13,543               $20,275             $16,628
      12/31/1999                $13,857               $21,469             $17,279
      01/31/2000                $13,376               $20,391             $16,533
      02/29/2000                $12,843               $20,006             $16,133
      03/31/2000                $14,203               $21,963             $17,594
      04/30/2000                $14,049               $21,302             $17,309
      05/31/2000                $14,226               $20,865             $17,216
      06/30/2000                $13,994               $21,380             $17,128
      07/31/2000                $14,281               $21,047             $17,056
      08/31/2000                $14,998               $22,354             $18,192
      09/30/2000                $14,899               $21,173             $17,661
      10/31/2000                $15,275               $21,085             $17,896
      11/30/2000                $14,800               $19,423             $16,819
      12/31/2000                $15,694               $19,518             $17,513
      01/31/2001                $16,632               $20,211             $17,960
      02/28/2001                $16,599               $18,370             $16,958
      03/31/2001                $16,190               $17,207             $16,081
      04/30/2001                $16,841               $18,542             $17,221
      05/31/2001                $17,404               $18,667             $17,441
      06/30/2001                $17,517               $18,213             $17,039
      07/31/2001                $17,517               $18,035             $16,883
      08/31/2001                $17,133               $16,907             $16,068
      09/30/2001                $15,756               $15,543             $14,675
      10/31/2001                $15,708               $15,840             $14,923
      11/30/2001                $16,331               $17,055             $15,956
      12/31/2001                $16,793               $17,205             $16,214

Total Return                     67.93%                72.05%              62.14%


** Sources: Standard & Poor's Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

102
              Past performance does not guarantee future results.

                         MUTUAL SHARES SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by replacing the MANAGEMENT section (page MS-6) with the following:

MANAGEMENT
Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund's investment manager.

MANAGEMENT TEAM  The team responsible for the Fund's management is:

David J. Winters, CFA    Mr. Winters has been a manager of the Fund since
PRESIDENT AND CHIEF      August 2001, and has been with Franklin Templeton
INVESTMENT OFFICER       Investments since 1996. Before November 1996, Mr.
FRANKLIN MUTUAL          Winters was employed as a research analyst for Heine
                         Securities Corporation, the predecessor of Franklin
                         Mutual.

Timothy Rankin, CFA      Mr. Rankin has been an assistant portfolio manager of
ASSISTANT PORTFOLIO      the Fund since July 2001, and has been with Franklin
MANAGER FRANKLIN MUTUAL  Templeton Investments since 1997. Before August 1997,
                         Mr. Rankin was a research analyst and portfolio manager for Glickenhaus & Co.

Debbie Turner, CFA       Ms. Turner has been an assistant portfolio manager of
ASSISTANT PORTFOLIO      the Fund since August 2001, and has been with Franklin
MANAGER FRANKLIN MUTUAL  Templeton Investments since June 1993.


The Fund pays Franklin Mutual a fee for managing the Fund's assets. For the fiscal year ended December 31, 2000, the Fund paid 0.60% of it average daily net assets to Franklin Mutual for its services.

               Please keep this supplement for future reference.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                  TEMPLETON ASSET STRATEGY FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Asset Strategy Fund (effective 5/1/02, Templeton Global Asset Allocation Fund) seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."

--------------------------------------------------------------------------------

Turmoil and volatility best describe global markets during the past 12 months. As we entered 2001, economic softness and continued weakness in technology, media and telecommunications (TMT) stocks plagued the markets; however, a spring rally brought relief to investors and signaled a potential economic rebound in the second half of 2001. Unfortunately, the tragic events of September 11 put the economic recovery on hold. In response to these developments, most global central banks, led by the U.S. Federal Reserve Board (the Fed), reduced interest rates aggressively, which, in part, drove share prices higher during the fourth quarter of 2001. Within this environment, the benchmark Morgan Stanley Capital International (MSCI(R)) All Country World Free Index posted a 15.91% loss, while the J.P. Morgan Global Government Bond Index fell 0.79% in U.S. dollar terms during the year ended December 31, 2001./1/ Templeton Asset Strategy Fund performed well relative to these benchmarks. At the end of the reporting period, the Fund held 80.0% of its total net assets in equities, 18.2% in fixed income and 1.8% in short-term investments and other net assets.

Equity

An eclectic mix of equity securities influenced the Fund's performance during the year under review. Meaningful positive contributors included U.K. retailer Marks & Spencer, which this past year registered a gain of nearly 96% as the company's restructuring exhibited signs of success. Our telecommunications holdings were a mixed blessing with Mexico's Telmex registering a solid 25% gain during the period as the cash flow-rich company continued to repurchase shares and Mexico's convergence with the U.S. supported share prices. Conversely, Japanese telecommunications giant NTT continued to languish, as its corporate restructuring and Japan's long-needed reforms failed to gain traction, further disappointing investors. Finally, a number of our insurance-related securities slumped on concerns over exposure to the September 11 tragedy.

1. Source: Standard & Poor's Micropal; J.P. Morgan, Government Bond Index Monitor. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                                    [CHART]

Asset Allocation
Templeton Asset Strategy Fund
Based on Total Net Assets
12/31/01

Stocks                                    80.0%
Fixed Income Securities                   18.2%
Short-Term Investments & Other Net Assets  1.8%

At the end of the period, our largest country exposure was the U.S., representing 15.1% of the Fund's total net assets. We are confident in these holdings and found select opportunities in U.S. equities during the reporting period. However, the rally the Nasdaq Composite Index and other domestic stock markets experienced late in the period left valuations, particularly within the TMT sector, stretched by historical standards.

Europe remained our largest regional exposure. At year-end, the 12 participating European Monetary Union (EMU) countries prepared for using the euro as their tangible currency. In our opinion, the EMU will benefit from the greater transparency of a single currency. Additionally, we see an increased potential for cross-border merger and acquisition activity, which should be beneficial for our holdings.

Within Asia, Japan and Hong Kong remained our largest country exposures. Hong Kong continued to benefit from China's growing economy while Japan again befuddled the world. Needed bank reform is slow in coming, but the new prime minister showed signs of commitment and appeared to have the fortitude to push forward with the painful, yet necessary, changes.

Fixed Income

International bond markets generally posted positive returns. During the 12 months ended December 31, 2001, the J.P. Morgan Global Government Bond Index (JPM GGBI), a benchmark index for global government bonds, posted a positive return of 5.24% in local currency terms. However, a stronger U.S. dollar during the period resulted in lower returns for the index in U.S. dollar terms, and the JPM GGBI declined 0.79% by this measure. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a positive 6.55% return for the same period./2/

The U.S. Treasury yield curve steepened as yields for short-term securities fell while yields for longer-term bonds ended the period at levels similar to those of year-end 2000. Short-term interest rates decreased as the Fed reduced the federal funds target rate 11 times in 2001, leading to generally positive returns for the U.S. bond market. However, long-term rates remained largely unchanged during the period due to expectations of a rapid economic recovery and rising interest rates in 2002.

2. Source: J.P. Morgan, Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 Top Five Country Holdings
 Templeton Asset Strategy Fund
 Based on Equity Securities
 12/31/01


                                         % of Total
                                         Net Assets
                             ----------------------


                             U.S.           15.1%

                             U.K.           11.8%

                             Japan           5.9%

                             Netherlands     5.5%

                             France          4.5%




 Top Five Sectors/Industries
 Templeton Asset Strategy Fund
 Based on Equity Securities
 12/31/01


                                              % of Total
                                              Net Assets
                       ---------------------------------

                       Financials                16.4%

                       Telecommunications
                       Services                  10.6%

                       Industrials                9.5%

                       Materials                  8.8%

                       Consumer Discretionary     8.3%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

European bonds rose 5.43% in local-currency terms, as most European bond markets offered positive returns. The EMU bond market also posted positive returns, principally due to interest payments obtained from holding such bonds as well as gains from falling interest rates in Europe. The EMU benchmark yield curve steepened during the period, as short-term rates fell as the European Central Bank reduced its reference interest rate. The J.P. Morgan EMU Government Bond Index rose 5.90% in euro terms, as German, Italian, French and Spanish bonds increased in value during the year under review./3/

Elsewhere, the Japanese bond index also rose, up 1.36% for the 12-month period, as the Bank of Japan implemented quantitative easing of monetary policy in response to the economic recession. The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably in local currency terms, consistent with the global trend for inflation and interest rates.

Emerging market bond prices fell slightly during the 12-month period, mostly as a result of Argentina's economic crisis. However, excluding Argentina, the asset class generated positive returns as most countries adhered to what we believe are relatively sound economic policies. Investor expectations of a U.S. economic recovery and resumption of capital flows to certain emerging market countries also supported this asset class. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 9.70% in U.S. dollar terms during the period. Russian bonds were among the best performers, rising 55.81% in U.S. dollar terms, as they recovered primarily due to improved credit fundamentals./4/

During the year under review, we sought to maximize the Fund's total return by allocating most of its fixed income assets to short- and intermediate-term global investment-grade bonds. Approximately 10%-15% of our overall bond allocation was invested in what we believed to be the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our allocation to emerging markets added positively to the Fund's performance for the period, as emerging market country bonds generated a relatively high level of income.

3. Source: J.P. Morgan, Government Bond Index Monitor.
4. Source: J.P. Morgan, Emerging Markets Bond Index Monitor.

Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Asset Strategy Fund
Based on Total Net Assets
12/31/01

Europe                                    49.6%
North America                             23.6%
Asia                                      14.8%
Latin America/Caribbean                    7.2%
Mid-East/Africa                            1.7%
Australia/New Zealand                      1.3%
Short-Term Investments & Other Net Assets  1.8%

Looking Ahead

The past year was an encouraging period for our investment style as investors continued their return to a more rational valuation approach to investing. Looking forward as we enter 2002, we think the global economy faces many challenges; however, we believe our portfolio is well-positioned because of our focus on companies with solid balance sheets and strong management teams. Additionally, our significant holdings in Europe may benefit if, as we expect, the euro strengthens. In our opinion, global inflation and interest rates will remain low in the period ahead as the economy recovers only gradually during the second half of 2002, which would be a favorable environment for high-quality bonds. We believe that the Fund's short- to intermediate-term developed country bonds offer stability and potential capital gain benefits, and that its emerging market bond positions, in particular, will continue to offer attractive yields.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Asset Strategy Fund - Class 1*
 Periods ended 12/31/01

                                                      Since
                                                    Inception
                            1-Year 5-Year  10-Year  (8/24/88)
-------------------------------------------------------------
Cumulative Total Return     -9.72% +36.74% +163.46% +260.41%
Average Annual Total Return -9.72%  +6.46%  +10.17%  +10.08%
Value of $10,000 Investment $9,028 $13,674  $26,346  $36,041


* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
 for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Asset Strategy Fund - Class 1*, the MSCI All Country World Free Index and the J.P. Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (40)
This graph compares the performance of Templeton Asset Strategy Fund - Class 1* as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index** and J.P. Morgan Global Government Bond Index** from 1/1/92 to 12/31/01.

                                      MSCI All       J.P. Morgan
                       Templeton      Country          Global
                     Asset Strategy  World Free      Government
                     Fund - Class I    Index         Bond Index
---------------------------------------------------------------
     01/01/1992          $10,000      $10,000           $10,000
     01/31/1992           $9,915       $9,851            $9,855
     02/29/1992          $10,187       $9,702            $9,826
     03/31/1992          $10,063       $9,270            $9,735
     04/30/1992          $10,320       $9,395            $9,817
     05/31/1992          $10,752       $9,755           $10,096
     06/30/1992          $10,720       $9,406           $10,371
     07/31/1992          $10,849       $9,436           $10,600
     08/31/1992          $10,721       $9,648           $10,882
     09/30/1992          $10,681       $9,566           $10,872
     10/31/1992          $10,601       $9,331           $10,600
     11/30/1992          $10,682       $9,486           $10,412
     12/31/1992          $10,810       $9,576           $10,510
     01/31/1993          $10,954       $9,610           $10,689
     02/28/1993          $11,210       $9,836           $10,861
     03/31/1993          $11,442      $10,401           $11,028
     04/30/1993          $11,664      $10,874           $11,229
     05/31/1993          $11,861      $11,129           $11,304
     06/30/1993          $11,959      $11,057           $11,310
     07/31/1993          $12,148      $11,286           $11,314
     08/31/1993          $12,725      $11,821           $11,649
     09/30/1993          $12,733      $11,622           $11,772
     10/31/1993          $13,161      $11,966           $11,767
     11/30/1993          $12,906      $11,344           $11,681
     12/31/1993          $13,631      $11,957           $11,800
     01/31/1994          $14,289      $12,750           $11,911
     02/28/1994          $13,753      $12,565           $11,780
     03/31/1994          $13,150      $12,001           $11,726
     04/30/1994          $13,268      $12,328           $11,715
     05/31/1994          $13,361      $12,400           $11,619
     06/30/1994          $12,999      $12,340           $11,757
     07/31/1994          $13,521      $12,612           $11,868
     08/31/1994          $13,901      $13,061           $11,837
     09/30/1994          $13,615      $12,754           $11,895
     10/31/1994          $13,758      $13,081           $12,073
     11/30/1994          $13,319      $12,513           $11,921
     12/31/1994          $13,226      $12,557           $11,949
     01/31/1995          $13,083      $12,302           $12,190
     02/28/1995          $13,379      $12,434           $12,504
     03/31/1995          $13,586      $13,003           $13,141
     04/30/1995          $14,028      $13,476           $13,350
     05/31/1995          $14,547      $13,625           $13,722
     06/30/1995          $14,805      $13,627           $13,809
     07/31/1995          $15,359      $14,287           $13,874
     08/31/1995          $15,229      $13,974           $13,488
     09/30/1995          $15,731      $14,358           $13,791
     10/31/1995          $15,420      $14,119           $13,927
     11/30/1995          $15,896      $14,563           $14,083
     12/31/1995          $16,208      $15,002           $14,257
     01/31/1996          $16,623      $15,335           $14,110
     02/29/1996          $16,761      $15,399           $14,029
     03/31/1996          $16,916      $15,636           $14,008
     04/30/1996          $17,328      $16,018           $13,956
     05/31/1996          $17,565      $16,034           $13,970
     06/30/1996          $17,537      $16,122           $14,091
     07/31/1996          $17,079      $15,521           $14,350
     08/31/1996          $17,499      $15,712           $14,411
     09/30/1996          $17,846      $16,291           $14,490
     10/31/1996          $18,065      $16,356           $14,777
     11/30/1996          $19,135      $17,232           $14,988
     12/31/1996          $19,263      $16,982           $14,883
     01/31/1997          $19,995      $17,267           $14,511
     02/28/1997          $20,193      $17,502           $14,411
     03/31/1997          $19,983      $17,152           $14,302
     04/30/1997          $20,203      $17,702           $14,221
     05/31/1997          $21,348      $18,759           $14,557
     06/30/1997          $22,215      $19,720           $14,723
     07/31/1997          $23,519      $20,611           $14,669
     08/31/1997          $22,414      $19,164           $14,651
     09/30/1997          $23,967      $20,186           $14,976
     10/31/1997          $22,164      $18,984           $15,294
     11/30/1997          $22,233      $19,275           $15,110
     12/31/1997          $22,253      $19,527           $15,094
     01/31/1998          $22,124      $19,957           $15,244
     02/28/1998          $23,449      $21,322           $15,357
     03/31/1998          $24,852      $22,233           $15,242
     04/30/1998          $25,316      $22,442           $15,477
     05/31/1998          $24,590      $22,015           $15,543
     06/30/1998          $24,295      $22,411           $15,587
     07/31/1998          $24,705      $22,418           $15,629
     08/31/1998          $20,246      $19,277           $16,060
     09/30/1998          $19,855      $19,661           $16,899
     10/31/1998          $22,154      $21,456           $17,277
     11/30/1998          $23,451      $22,758           $17,082
     12/31/1998          $23,683      $23,814           $17,403
     01/31/1999          $24,242      $24,300           $17,260
     02/28/1999          $23,039      $23,690           $16,684
     03/31/1999          $24,265      $24,756           $16,726
     04/30/1999          $26,306      $25,826           $16,721
     05/31/1999          $25,285      $24,914           $16,426
     06/30/1999          $26,281      $26,155           $16,152
     07/31/1999          $26,505      $26,048           $16,507
     08/31/1999          $26,542      $26,016           $16,550
     09/30/1999          $26,106      $25,735           $16,789
     10/31/1999          $26,106      $27,038           $16,768
     11/30/1999          $27,153      $27,879           $16,569
     12/31/1999          $29,095      $30,201           $16,521
     01/31/2000          $28,149      $28,573           $16,195
     02/29/2000          $28,614      $28,670           $16,114
     03/31/2000          $29,758      $30,554           $16,583
     04/30/2000          $28,737      $29,182           $16,079
     05/31/2000          $28,617      $28,423           $16,197
     06/30/2000          $29,801      $29,387           $16,590
     07/31/2000          $29,542      $28,523           $16,330
     08/31/2000          $29,861      $29,410           $16,212
     09/30/2000          $28,631      $27,795           $16,180
     10/31/2000          $28,207      $27,250           $15,987
     11/30/2000          $27,996      $25,561           $16,318
     12/31/2000          $29,180      $25,988           $16,906
     01/31/2001          $29,588      $26,645           $16,894
     02/28/2001          $28,677      $24,404           $16,899
     03/31/2001          $27,206      $22,762           $16,427
     04/30/2001          $28,359      $24,419           $16,362
     05/31/2001          $28,011      $24,148           $16,314
     06/30/2001          $27,414      $23,409           $16,167
     07/31/2001          $27,228      $23,039           $16,576
     08/31/2001          $27,075      $21,979           $17,198
     09/30/2001          $24,376      $19,973           $17,320
     10/31/2001          $24,800      $20,396           $17,476
     11/30/2001          $25,956      $21,650           $17,217
     12/31/2001          $26,346      $21,854           $16,770

Total Return             163.46%      118.54%            67.70%

** Sources: Standard & Poor's Micropal; MSCI; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Asset Strategy Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                            109
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Asset Strategy Fund - Class 2*
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (8/24/88)
         -------------------------------------------------------------
         Cumulative Total Return     -9.95% +35.13% +160.36% +256.16%
         Average Annual Total Return -9.95%  +6.21%  +10.04%   +9.98%
         Value of $10,000 Investment $9,005 $13,513  $26,036  $35,616

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +28.16% and +5.46%.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Asset Strategy Fund - Class 2*, the MSCI All Country World Free Index and the
J.P. Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (41)
This graph compares the performance of Templeton Asset Strategy Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index** and J.P. Morgan Global Government Bond Index** from 1/1/92 to 12/31/01.


                                         MSCI All     J.P. Morgan
                           Templeton     Country         Global
                        Asset Strategy  World Free     Government
                       Fund - Class II    Index        Bond Index
-----------------------------------------------------------------

      01/01/1992           $10,000       $10,000          $10,000
      01/31/1992            $9,915        $9,851           $9,855
      02/29/1992           $10,187        $9,702           $9,826
      03/31/1992           $10,063        $9,270           $9,735
      04/30/1992           $10,320        $9,395           $9,817
      05/31/1992           $10,752        $9,755          $10,096
      06/30/1992           $10,720        $9,406          $10,371
      07/31/1992           $10,849        $9,436          $10,600
      08/31/1992           $10,721        $9,648          $10,882
      09/30/1992           $10,681        $9,566          $10,872
      10/31/1992           $10,601        $9,331          $10,600
      11/30/1992           $10,682        $9,486          $10,412
      12/31/1992           $10,810        $9,576          $10,510
      01/31/1993           $10,954        $9,610          $10,689
      02/28/1993           $11,210        $9,836          $10,861
      03/31/1993           $11,442       $10,401          $11,028
      04/30/1993           $11,664       $10,874          $11,229
      05/31/1993           $11,861       $11,129          $11,304
      06/30/1993           $11,959       $11,057          $11,310
      07/31/1993           $12,148       $11,286          $11,314
      08/31/1993           $12,725       $11,821          $11,649
      09/30/1993           $12,733       $11,622          $11,772
      10/31/1993           $13,161       $11,966          $11,767
      11/30/1993           $12,906       $11,344          $11,681
      12/31/1993           $13,631       $11,957          $11,800
      01/31/1994           $14,289       $12,750          $11,911
      02/28/1994           $13,753       $12,565          $11,780
      03/31/1994           $13,150       $12,001          $11,726
      04/30/1994           $13,268       $12,328          $11,715
      05/31/1994           $13,361       $12,400          $11,619
      06/30/1994           $12,999       $12,340          $11,757
      07/31/1994           $13,521       $12,612          $11,868
      08/31/1994           $13,901       $13,061          $11,837
      09/30/1994           $13,615       $12,754          $11,895
      10/31/1994           $13,758       $13,081          $12,073
      11/30/1994           $13,319       $12,513          $11,921
      12/31/1994           $13,226       $12,557          $11,949
      01/31/1995           $13,083       $12,302          $12,190
      02/28/1995           $13,379       $12,434          $12,504
      03/31/1995           $13,586       $13,003          $13,141
      04/30/1995           $14,028       $13,476          $13,350
      05/31/1995           $14,547       $13,625          $13,722
      06/30/1995           $14,805       $13,627          $13,809
      07/31/1995           $15,359       $14,287          $13,874
      08/31/1995           $15,229       $13,974          $13,488
      09/30/1995           $15,731       $14,358          $13,791
      10/31/1995           $15,420       $14,119          $13,927
      11/30/1995           $15,896       $14,563          $14,083
      12/31/1995           $16,208       $15,002          $14,257
      01/31/1996           $16,623       $15,335          $14,110
      02/29/1996           $16,761       $15,399          $14,029
      03/31/1996           $16,916       $15,636          $14,008
      04/30/1996           $17,328       $16,018          $13,956
      05/31/1996           $17,565       $16,034          $13,970
      06/30/1996           $17,537       $16,122          $14,091
      07/31/1996           $17,079       $15,521          $14,350
      08/31/1996           $17,499       $15,712          $14,411
      09/30/1996           $17,846       $16,291          $14,490
      10/31/1996           $18,065       $16,356          $14,777
      11/30/1996           $19,135       $17,232          $14,988
      12/31/1996           $19,263       $16,982          $14,883
      01/31/1997           $19,995       $17,267          $14,511
      02/28/1997           $20,193       $17,502          $14,411
      03/31/1997           $19,983       $17,152          $14,302
      04/30/1997           $20,203       $17,702          $14,221
      05/31/1997           $21,348       $18,759          $14,557
      06/30/1997           $22,204       $19,720          $14,723
      07/31/1997           $23,499       $20,611          $14,669
      08/31/1997           $22,394       $19,164          $14,651
      09/30/1997           $23,948       $20,186          $14,976
      10/31/1997           $22,145       $18,984          $15,294
      11/30/1997           $22,205       $19,275          $15,110
      12/31/1997           $22,225       $19,527          $15,094
      01/31/1998           $22,085       $19,957          $15,244
      02/28/1998           $23,399       $21,322          $15,357
      03/31/1998           $24,791       $22,233          $15,242
      04/30/1998           $25,255       $22,442          $15,477
      05/31/1998           $24,527       $22,015          $15,543
      06/30/1998           $24,221       $22,411          $15,587
      07/31/1998           $24,621       $22,418          $15,629
      08/31/1998           $20,174       $19,277          $16,060
      09/30/1998           $19,785       $19,661          $16,899
      10/31/1998           $22,070       $21,456          $17,277
      11/30/1998           $23,354       $22,758          $17,082
      12/31/1998           $23,576       $23,814          $17,403
      01/31/1999           $24,135       $24,300          $17,260
      02/28/1999           $22,923       $23,690          $16,684
      03/31/1999           $24,147       $24,756          $16,726
      04/30/1999           $26,171       $25,826          $16,721
      05/31/1999           $25,153       $24,914          $16,426
      06/30/1999           $26,134       $26,155          $16,152
      07/31/1999           $26,346       $26,048          $16,507
      08/31/1999           $26,382       $26,016          $16,550
      09/30/1999           $25,947       $25,735          $16,789
      10/31/1999           $25,934       $27,038          $16,768
      11/30/1999           $26,977       $27,879          $16,569
      12/31/1999           $28,889       $30,201          $16,521
      01/31/2000           $27,945       $28,573          $16,195
      02/29/2000           $28,406       $28,670          $16,114
      03/31/2000           $29,545       $30,554          $16,583
      04/30/2000           $28,520       $29,182          $16,079
      05/31/2000           $28,383       $28,423          $16,197
      06/30/2000           $29,561       $29,387          $16,590
      07/31/2000           $29,303       $28,523          $16,330
      08/31/2000           $29,605       $29,410          $16,212
      09/30/2000           $28,368       $27,795          $16,180
      10/31/2000           $27,945       $27,250          $15,987
      11/30/2000           $27,733       $25,561          $16,318
      12/31/2000           $28,895       $25,988          $16,906
      01/31/2001           $29,302       $26,645          $16,894
      02/28/2001           $28,382       $24,404          $16,899
      03/31/2001           $26,932       $22,762          $16,427
      04/30/2001           $28,066       $24,419          $16,362
      05/31/2001           $27,704       $24,148          $16,314
      06/30/2001           $27,122       $23,409          $16,167
      07/31/2001           $26,937       $23,039          $16,576
      08/31/2001           $26,786       $21,979          $17,198
      09/30/2001           $24,100       $19,973          $17,320
      10/31/2001           $24,522       $20,396          $17,476
      11/30/2001           $25,652       $21,650          $17,217
      12/31/2001           $26,036       $21,854          $16,770

Total Return               160.36%       118.54%           67.70%

** Sources: Standard & Poor's Micropal; MSCI; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Asset Strategy Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


110
              Past performance does not guarantee future results.

                                   TEMPLETON DEVELOPING MARKETS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

--------------------------------------------------------------------------------

During the year ended December 31, 2001, most emerging markets experienced a significant slowdown in economic growth. Furthermore, the closure of U.S. financial markets following the September 11 terrorist attacks, and the ensuing U.S. economic fallout, contributed to greater volatility across all international markets, especially in Latin America.

Most Asian economies, including those of Hong Kong, South Korea, Thailand and Indonesia, had diminishing output and quarter-over-quarter declines in gross domestic product (GDP) throughout 2001. Although this translated into negative quarterly GDP for most of the region, South Korea's managed to grow at a 1.8% annualized rate in the third quarter of 2001, compared to 2.7% in the second quarter, mainly due to higher government and consumer expenditures. Making significant economic news, China ended its 15-year quest and officially entered the World Trade Organization (WTO) on December 11. Many observers expect China's accession to bring with it a wide scale of reforms that will further open its economy and lead to greater global integration and increased access for foreign investors. We expect China's entry to bode well for the nation's stock markets as the reforms should lead to greater transparency and protection for minority shareholders. One day after China's approval into the WTO, Taiwan's entry was also approved. In a move aimed at improving the island's economic status, Taiwan officially lifted a 50-year ban on direct trade and investment in China. Another positive change was President Bush's granting permanent normal trade status to China with the U.S., which should further support Chinese businesses.

Elsewhere in the region, Thailand's constitutional court acquitted Prime Minister Thaksin Shinawatra of graft charges. This single event appeared to remove the political uncertainty that had hindered his administration since it took office and should now allow Thaksin to concentrate on implementing key reforms. In Indonesia, Vice President Megawati Sukarnoputri took over the presidency after the parliament voted to remove Abdurrahman Wahid. Thailand and Indonesia have undergone tremendous strains, both politically and economically, but we expect the new governments to work toward the swift implementation of key reforms to expedite recovery and attract foreign investment.


                                    [CHART]
Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
12/31/01

Asia 49.6%

Europe 20.6%

Latin America 14.4%

Mid-East/Africa 13.8%

Short-Term Investments & Other Net Assets 1.6%

Most Latin American economies were negatively affected by the global economic slowdown. Also, the region experienced the contagion of Argentina's worsening recession and political upheaval resulting mainly from failed reforms and the country's increasingly precarious debt position. In December 2001, the International Monetary Fund (IMF) refused to disburse additional loans to Argentina due to noncompliance with the agreement signed one year earlier. These funds were critical for the country to keep servicing interest and principal maturities on its outstanding debt, given that Argentina has reduced its presence in the voluntary financial markets since the end of 1999. Furthermore, the Argentine government partially froze bank accounts by temporarily limiting withdrawals and transfers in an attempt to prevent excessive outflows from the financial system. At year-end, Argentina's social unrest made headlines as the country struggled for political and economic stability.

With the Argentinean crisis contagion, energy rationing and a weak- ening currency, Brazilian GDP also slowed significantly, and grew just 0.5% annualized in 2001's third quarter. Brazilian presidential elections scheduled for 2002 may divert attention away from the implementation of much-needed reforms. However, over the long term, we expect Brazil to continue working toward achieving economic recovery and attracting foreign investment. Weak export demand, particularly from the U.S., contributed to Mexico's -1.6% annualized GDP rate in the third quarter, the country's first such contraction in five years. When the U.S. economy recovers, we believe most Latin American economies are apt to rebound with it.

In Eastern Europe, aspirations of convergence to European Monetary Union (EMU) standards continued to push most markets to strive toward positive change, and Poland became a likely candidate for admission in 2004. However, in line with the global economic environment, Finance Minister Belka reduced Poland's 2002 GDP growth forecasts to 1.2%-1.5% from a previously optimistic estimate of 2.0%-2.5%. In line with that trend, Poland's third quarter 2001 GDP slowed to a 1.9% annualized rate, down significantly from its second quarter growth rate of 6.6%. Although falling oil prices and a strengthening ruble hindered export trade and profitability, Russia's economy remained strong enough to pay US$2.7 billion in early debt repayment to the IMF during October and November 2001. Russian president Putin also sought significant economic reforms and signed various bills into law, including changes to the tax code that should


 Top 10 Countries
 Templeton Developing Markets
 Securities Fund
 12/31/01

                                         % of Total
                                         Net Assets
                            -----------------------

                            South Africa   12.8%

                            Hong Kong      10.9%

                            Taiwan          9.5%

                            Turkey          7.4%

                            Mexico          6.9%

                            Brazil          5.9%

                            South Korea     5.8%

                            China           5.3%

                            Thailand        4.5%

                            Singapore       4.5%

benefit businesses. In Hungary, slowing demand for exports from the EMU and the U.S. helped cause third quarter Hungarian GDP growth to slow to a 3.7% annualized rate, compared with 4.0% in the second quarter and 4.4% in the first quarter. Elsewhere in developing Europe, Turkey secured a further US$10 billion from the IMF during November. As part of its agreement, the nation announced spending cuts and measures aimed at increasing revenues.

In South Africa, the rand became quite undervalued, as much as -55% according to purchasing parity studies. As quoted in The Financial Times, South Africa became the "cheapest country in the world" during 2001. South Africa now has the dubious privilege of being the only country in the world where a McDonald's Big Mac hamburger costs less than a U.S. dollar. At year-end, the rand was facing a confidence crisis. Even though Moody's(R), an independent credit rating agency, upgraded South Africa's credit standing in November, the rand continued to show weakness. It is now anticipated that the country's central bank may take some action to help support the currency. Despite expectations for some short-term volatility due to possible contagion from Argentina, we expect South Africa to continue attracting foreign investments because of its sound judicial and regulatory structures, as well as the adherence of the listed companies to accepted codes of corporate governance. We believe South Africa has excellent companies being sold at inexpensive prices. With the spiraling currency, we were able to buy these companies even more cheaply. In short, we believe we were buying first world companies at third world prices during the reporting period.

Within this challenging environment for developing markets, Templeton Developing Markets Securities Fund posted negative results for the year ended December 31, 2001, as shown in the Performance Summary following this report. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International Emerging Markets Free Index and S&P(R)/International Finance Corporation Investable Composite Index, returned -2.37% and 1.77% during the same time./1/

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.



                     Top 10 Equity Holdings
                     Templeton Developing Markets
                     Securities Fund
                     12/31/01
                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     South African
                     Breweries PLC                  3.6%
                     Beverages, South Africa

                     Kimberly Clark de Mexico
                     SA de CV, A                    2.8%
                     Paper & Forest Products,
                     Mexico

                     Akbank                         2.1%
                     Banks, Turkey

                     Samsung Electronics
                     Co. Ltd.                       2.1%
                     Semiconductor Equipment
                     & Products, South Korea

                     PT Telekomunikasi
                     Indonesia TBK, B               1.9%
                     Diversified
                     Telecommunication
                     Services, Indonesia

                     Banco Bradesco SA, pfd.        1.9%
                     Banks, Brazil

                     Tupras-Turkiye Petrol
                     Rafineleri AS                  1.8%
                     Oil & Gas, Turkey

                     Centrais Eletricas
                     Brasileiras SA (Eletrobras)    1.8%
                     Electric Utilities, Brazil

                     Polski Koncern Naftowy
                     Orlen SA                       1.7%
                     Oil & Gas, Poland

                     Fraser And Neave Ltd.          1.6%
                     Beverages, Singapore

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

Templeton Developing Markets Securities Fund seeks attractive bargains in emerging-market countries and regions where we see promising opportunities. As we continued our search for value stocks, we increased exposure to China H and Red Chip shares during the reporting period. We believe that a great number of these China-related companies stand to benefit from China's accession into the WTO and the subsequent implementation of reforms that could accompany its new trade status. Holdings in Taiwan also increased as we found what we believe are solid stocks backed by superior technology selling at cheap prices. The technology crash and falling export demand for electronics, especially from the U.S., led share prices to correct substantially. At year-end we believed many of these stocks were trading below their intrinsic value. On the other hand, we sold our holdings in China's Shanghai market as stock prices exceeded our estimate of their fair value after experiencing substantial price rises earlier in 2001. Despite Asia's slower economic growth and exports, we expect the region to continue attracting foreign investment. We believe most Asian economies should continue to benefit from lower U.S. interest rates, active reforms and restructuring, as well as revived domestic demand.

We increased our exposure to Russia as President Putin continued to implement key reforms and work toward improving market transparency. We also added selective holdings in Spain, which have substantial exposure to Latin America, allowing the Fund to also benefit from cheap valuations as well as good management, in our view. Similarly, we added to the portfolio's Peruvian exposure as our search for value stocks continued. On the other hand, exposure to Mexico fell as we reduced holdings in companies that we believed might be impacted by the U.S. recession. We also sold Brazilian stocks as contagion from Argentina appeared to push Brazilian stock markets lower. And we completed divestment in Chile, Colombia and Venezuela during the year under review, causing the Fund's overall Latin America exposure to fall from 21.9% of total net assets at the beginning of the year to just 14.4% by December 31, 2001.

Despite the impact of the unfortunate events of September 11, we believe that the key reasons favoring emerging market investments are still intact going into 2002. In fact, as a result of the panic selling following September 11, we intensified our search for undervalued stocks. We find that many markets are exhibiting strong fundamentals and are at low levels when compared with their historical highs. As we search for bargains, we make every attempt to mitigate some of the risks by focusing on companies that do not rely on exports to the U.S. but rather on their respective domestic economies for earnings and growth. Of course, if the whole world is in recession, there is no escaping the repercussions, but we believe that the Fund has invested in viable companies that should prosper in the long term.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 1*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -8.08% -46.00%  -49.08%
              Average Annual Total Return -8.08% -11.59%  -10.94%
              Value of $10,000 Investment $9,192  $5,400   $5,092


* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/01)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 1*, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (42)
This graph compares the performance of Templeton Developing Markets Securities Fund - Class 1*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index** and S&P/IFC Investable Composite Index** from 3/4/96-12/31/01.


                       Templeton Developing       MSCI EMF                 IFCI
                     Markets Securities Fund -  (EmMrktsFree)           Composite
                             Class I                $G1                     $T
---------------------------------------------------------------------------------
    03/04/1996               $10,000              $10,000                 $10,000
    03/31/1996               $10,017              $10,068                 $10,125
    04/30/1996                $9,977              $10,471                 $10,534
    05/31/1996               $10,007              $10,424                 $10,442
    06/30/1996                $9,797              $10,488                 $10,564
    07/31/1996                $9,248               $9,772                  $9,871
    08/31/1996                $9,248              $10,022                 $10,176
    09/30/1996                $9,368              $10,109                 $10,327
    10/31/1996                $9,138               $9,839                 $10,105
    11/30/1996                $9,458              $10,005                 $10,254
    12/31/1996                $9,428              $10,050                 $10,299
    01/31/1997               $10,108              $10,735                 $11,027
    02/28/1997               $10,347              $11,194                 $11,566
    03/31/1997               $10,136              $10,900                 $11,281
    04/30/1997                $9,895              $10,920                 $11,090
    05/31/1997                $9,815              $11,232                 $11,467
    06/30/1997                $9,985              $11,833                 $11,963
    07/31/1997               $10,368              $12,009                 $12,079
    08/31/1997                $9,371              $10,482                 $10,538
    09/30/1997                $9,613              $10,772                 $10,880
    10/31/1997                $7,871               $9,004                  $9,091
    11/30/1997                $7,076               $8,676                  $8,660
    12/31/1997                $6,674               $8,885                  $8,783
    01/31/1998                $6,261               $8,188                  $8,205
    02/28/1998                $6,976               $9,043                  $9,043
    03/31/1998                $7,138               $9,435                  $9,398
    04/30/1998                $6,902               $9,333                  $9,421
    05/31/1998                $5,822               $8,054                  $8,246
    06/30/1998                $5,112               $7,209                  $7,404
    07/31/1998                $5,143               $7,438                  $7,698
    08/31/1998                $3,950               $5,287                  $5,534
    09/30/1998                $4,166               $5,623                  $5,797
    10/31/1998                $4,762               $6,215                  $6,468
    11/30/1998                $5,369               $6,732                  $6,956
    12/31/1998                $5,277               $6,634                  $6,851
    01/31/1999                $5,081               $6,527                  $6,685
    02/28/1999                $4,999               $6,591                  $6,804
    03/31/1999                $5,704               $7,459                  $7,599
    04/30/1999                $6,947               $8,382                  $8,634
    05/31/1999                $6,759               $8,333                  $8,480
    06/30/1999                $7,553               $9,279                  $9,404
    07/31/1999                $7,041               $9,027                  $9,269
    08/31/1999                $6,780               $9,109                  $9,370
    09/30/1999                $6,436               $8,801                  $9,109
    10/31/1999                $6,613               $8,989                  $9,264
    11/30/1999                $7,042               $9,795                 $10,097
    12/31/1999                $8,118              $11,041                 $11,450
    01/31/2000                $7,804              $11,107                 $11,449
    02/29/2000                $7,509              $11,254                 $11,439
    03/31/2000                $7,562              $11,309                 $11,604
    04/30/2000                $6,816              $10,237                 $10,403
    05/31/2000                $6,298               $9,814                 $10,130
    06/30/2000                $6,742              $10,159                 $10,415
    07/31/2000                $6,488               $9,637                  $9,913
    08/31/2000                $6,625               $9,684                  $9,953
    09/30/2000                $5,992               $8,839                  $9,063
    10/31/2000                $5,507               $8,198                  $8,330
    11/30/2000                $5,243               $7,482                  $7,594
    12/31/2000                $5,538               $7,662                  $7,815
    01/31/2001                $6,108               $8,717                  $8,818
    02/28/2001                $5,612               $8,034                  $8,139
    03/31/2001                $5,106               $7,245                  $7,437
    04/30/2001                $5,349               $7,603                  $7,878
    05/31/2001                $5,507               $7,694                  $8,116
    06/30/2001                $5,464               $7,536                  $7,969
    07/31/2001                $5,134               $7,060                  $7,425
    08/31/2001                $5,134               $6,990                  $7,324
    09/30/2001                $4,495               $5,908                  $6,189
    10/31/2001                $4,633               $6,275                  $6,573
    11/30/2001                $4,900               $6,930                  $7,343
    12/31/2001                $5,092               $7,480                  $7,953

Total Return                 -49.08%              -25.20%                 -20.47%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities
Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

116
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 2*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -8.08% -46.57%  -49.61%
              Average Annual Total Return -8.08% -11.78%  -11.10%
              Value of $10,000 Investment $9,192  $5,343   $5,039


* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund. Additionally, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -49.19% and -13.50%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/4/96-12/31/01)

The graph compares the performance of Templeton Developing Markets Securities Fund - Class 2*, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (43)
This graph compares the performance of Templeton Developing Markets Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI Emerging Markets Free Index** and S&P/IFC Investable Composite Index** from 3/4/96-12/31/01.


                    Templeton Developing Markets          MSCI EMF             IFCI
                     Securities Fund - Class II      (EmMrktsFree)$G1     Composite $T
--------------------------------------------------------------------------------------
       03/04/1996             $10,000               $10,000                  $10,000
       03/31/1996             $10,017               $10,068                  $10,125
       04/30/1996              $9,977               $10,471                  $10,534
       05/31/1996             $10,007               $10,424                  $10,442
       06/30/1996              $9,797               $10,488                  $10,564
       07/31/1996              $9,248                $9,772                   $9,871
       08/31/1996              $9,248               $10,022                  $10,176
       09/30/1996              $9,368               $10,109                  $10,327
       10/31/1996              $9,138                $9,839                  $10,105
       11/30/1996              $9,458               $10,005                  $10,254
       12/31/1996              $9,428               $10,050                  $10,299
       01/31/1997             $10,108               $10,735                  $11,027
       02/28/1997             $10,347               $11,194                  $11,566
       03/31/1997             $10,136               $10,900                  $11,281
       04/30/1997              $9,895               $10,920                  $11,090
       05/31/1997              $9,815               $11,232                  $11,467
       06/30/1997              $9,976               $11,833                  $11,963
       07/31/1997             $10,369               $12,009                  $12,079
       08/31/1997              $9,362               $10,482                  $10,538
       09/30/1997              $9,603               $10,772                  $10,880
       10/31/1997              $7,862                $9,004                   $9,091
       11/30/1997              $7,067                $8,676                   $8,660
       12/31/1997              $6,664                $8,885                   $8,783
       01/31/1998              $6,251                $8,188                   $8,205
       02/28/1998              $6,966                $9,043                   $9,043
       03/31/1998              $7,123                $9,435                   $9,398
       04/30/1998              $6,886                $9,333                   $9,421
       05/31/1998              $5,807                $8,054                   $8,246
       06/30/1998              $5,098                $7,209                   $7,404
       07/31/1998              $5,129                $7,438                   $7,698
       08/31/1998              $3,936                $5,287                   $5,534
       09/30/1998              $4,152                $5,623                   $5,797
       10/31/1998              $4,738                $6,215                   $6,468
       11/30/1998              $5,344                $6,732                   $6,956
       12/31/1998              $5,262                $6,634                   $6,851
       01/31/1999              $5,056                $6,527                   $6,685
       02/28/1999              $4,974                $6,591                   $6,804
       03/31/1999              $5,678                $7,459                   $7,599
       04/30/1999              $6,908                $8,382                   $8,634
       05/31/1999              $6,721                $8,333                   $8,480
       06/30/1999              $7,512                $9,279                   $9,404
       07/31/1999              $7,002                $9,027                   $9,269
       08/31/1999              $6,731                $9,109                   $9,370
       09/30/1999              $6,397                $8,801                   $9,109
       10/31/1999              $6,575                $8,989                   $9,264
       11/30/1999              $7,002                $9,795                  $10,097
       12/31/1999              $8,065               $11,041                  $11,450
       01/31/2000              $7,752               $11,107                  $11,449
       02/29/2000              $7,458               $11,254                  $11,439
       03/31/2000              $7,500               $11,309                  $11,604
       04/30/2000              $6,761               $10,237                  $10,403
       05/31/2000              $6,247                $9,814                  $10,130
       06/30/2000              $6,688               $10,159                  $10,415
       07/31/2000              $6,436                $9,637                   $9,913
       08/31/2000              $6,572                $9,684                   $9,953
       09/30/2000              $5,942                $8,839                   $9,063
       10/31/2000              $5,459                $8,198                   $8,330
       11/30/2000              $5,197                $7,482                   $7,594
       12/31/2000              $5,480                $7,662                   $7,815
       01/31/2001              $6,047                $8,717                   $8,818
       02/28/2001              $5,553                $8,034                   $8,139
       03/31/2001              $5,049                $7,245                   $7,437
       04/30/2001              $5,291                $7,603                   $7,878
       05/31/2001              $5,448                $7,694                   $8,116
       06/30/2001              $5,408                $7,536                   $7,969
       07/31/2001              $5,079                $7,060                   $7,425
       08/31/2001              $5,079                $6,990                   $7,324
       09/30/2001              $4,455                $5,908                   $6,189
       10/31/2001              $4,582                $6,275                   $6,573
       11/30/2001              $4,846                $6,930                   $7,343
       12/31/2001              $5,039                $7,480                   $7,953

Total Return                  -49.61%               -25.20%                  -20.47%

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities
Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares


                                                                            117
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                        TEMPLETON GLOBAL INCOME SECURITIES FUND
--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the 12 months ended December 31, 2001, global bond markets generated positive returns in local currency terms as the world econ-omy entered a recession, which prompted tempered inflation and reduced interest rates. As corporate earnings came under pressure, the economic slowdown was led by a reduction in U.S. investment spend-ing. The resulting loss in profitability led to rising unemployment, as many firms sought reduced costs through layoffs. In turn, these job losses negatively impacted personal consumption. Responding to this global slowdown, many central banks worldwide began cutting interest rates in an attempt to pump some life into their countries' economies.

The U.S. Federal Reserve Board (the Fed) was aggressive in terms of easing monetary policy. Short-term interest rates decreased as a result of the Fed's actions, contributing to generally positive returns for the U.S. bond market. Long-term rates remained higher primarily due to initial expectations of a rapid economic recovery and rising interest rates in 2002. The U.S. Treasury yield curve steepened as short-term interest rates fell while intermediate- and long-term bonds rose slightly, ending 2001 at levels similar to those seen at the close of 2000.

As a result of lower interest rates and steeper yield curves, global bond markets generated positive returns in local currency terms during the year under review. The J.P. Morgan Global Goverment Bond Index, a benchmark index for global government bonds, rose 5.24% in local currency terms. However, the index fell 0.79% in U.S. dollar terms because most major currencies depreciated relative to the U.S. dollar. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 6.55% return for the 12-month period./1/

European bonds rose 5.43% in local currency terms, as most European bond markets offered positive returns. The Euro-zone (the 12 countries


1. Source: J.P. Morgan Securities Inc. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
12/31/01

Europe 56.8%

North America 22.3%

Latin America 7.8%

Asia 2.7%

Australia/New Zealand 2.5%

Short-Term Investments & Other Net Assets 7.9%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

comprising the European Monetary Union or EMU) bond market also posted positive returns, principally due to interest payments obtained from holding such bonds and capital gains resulting from falling interest rates. The Euro-zone benchmark yield curve steepened during the year under review, as short-term rates fell mainly due to the European Central Bank's (ECB's) lowering of its reference interest rate. The J.P. Morgan EMU Government Bond Index rose 5.90% in euro terms, as German, Italian, French and Spanish bonds increased in value during the 12-month period./2/

Elsewhere, the Japanese bond index climbed 3.63% for the year, as the Bank of Japan eased its monetary policy in response to the economic recession./2/ The dollar-bloc bond markets (Australia, Canada and New Zealand) performed favorably, consistent with the global trend for inflation and interest rates.

Emerging market bond prices fell slightly during the reporting period, mostly due to the crisis in Argentina. However, excluding Argentina, the asset class generated positive returns as most countries adhered to relatively sound economic policies. Investor expectations of a U.S. economic recovery and resumption of capital flows to certain emerging markets countries also supported the market. As a result, the J.P. Morgan Emerging Market Bond Global Index increased 1.36% in U.S.
dollar terms during the year. Russian bonds were among the best performers, rising 55.81% in U.S. dollar terms, as they recovered primarily due to improved credit fundamentals./1/

During the year under review, Templeton Global Income Securities Fund attempted to maximize its return by allocating approximately 80%-90% of its assets to short- and intermediate-term global invest-ment-grade bonds and approximately 10%-20% of its assets to the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed that this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility. Our emerging market allocation added positively to the Fund's performance for the year, as emerging market country bonds generated a high level of income.

The Fund's overall allocation changed slightly during the 12-month period. On December 31, 2001, the Fund had 22.3% of total net assets


2. Source: J.P. Morgan Securities Inc., Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.

in North America, up from 21.4% at the beginning of the period, principally due to a larger U.S. position, which rose from 19.0% on December 31, 2000, to 19.8% at end of the year under review. The overall European allocation increased to 56.8% at the end of the reporting period. Within Europe, we maintained our overweighted allotment in the Euro-zone with short-term bonds on expectations of further ECB interest rate reductions. We also maintained a slightly overweighted 1.1% position in Australia for extra income. Seeking to enhance the Fund's returns, our U.S. dollar-denominated emerging market bond allocation was 15.47% of total net assets on December 31, 2001.

Looking forward, we believe that global inflation and interest rates will remain low as the economy recovers only gradually, perhaps in the latter half of 2002. This should be a favorable environment for high-quality bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's short- to intermediate-term developed country bonds offer increased stability and potential capital gain benefits, and that its emerging market positions in particular will continue to offer attractive return opportunities for the portfolio.



 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


 Templeton Global Income Securities Fund - Class 1
 Periods ended 12/31/01

                                                               Since
                                                             Inception
                                      1-Year 5-Year  10-Year (1/24/89)
                                     ------ ------- ------- ---------
          ------------------------------------------------------------
          Cumulative Total Return     +2.55% +10.59% +53.54% +107.06%
          Average Annual Total Return +2.55%  +2.03%  +4.38%   +5.79%


Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Global Income Securities Fund - Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (44)
This graph compares the performance of Templeton Global Income Securities Fund - Class 1, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index* and CPI* from 1/1/92-12/31/01.



                        Templeton       J.P. Morgan
                       Global Income      Global
                      Securities Fund   Government
                        - Class I       Bond Index        CPI
---------------------------------------------------------------
    01/01/1992           $10,000         $10,000        $10,000
    01/31/1992            $9,976          $9,855        $10,015
    02/29/1992            $9,984          $9,826        $10,051
    03/31/1992            $9,992          $9,735        $10,102
    04/30/1992           $10,087          $9,817        $10,116
    05/31/1992           $10,286         $10,096        $10,131
    06/30/1992           $10,284         $10,371        $10,167
    07/31/1992           $10,392         $10,600        $10,188
    08/31/1992           $10,267         $10,882        $10,217
    09/30/1992            $9,785         $10,872        $10,246
    10/31/1992            $9,993         $10,600        $10,281
    11/30/1992            $9,827         $10,412        $10,296
    12/31/1992            $9,960         $10,510        $10,289
    01/31/1993           $10,034         $10,689        $10,339
    02/28/1993           $10,184         $10,861        $10,375
    03/31/1993           $10,491         $11,028        $10,412
    04/30/1993           $10,807         $11,229        $10,441
    05/31/1993           $10,981         $11,304        $10,455
    06/30/1993           $10,958         $11,310        $10,470
    07/31/1993           $10,993         $11,314        $10,470
    08/31/1993           $11,237         $11,649        $10,499
    09/30/1993           $11,202         $11,772        $10,521
    10/31/1993           $11,464         $11,767        $10,564
    11/30/1993           $11,237         $11,681        $10,572
    12/31/1993           $11,622         $11,800        $10,572
    01/31/1994           $11,840         $11,911        $10,600
    02/28/1994           $11,569         $11,780        $10,636
    03/31/1994           $11,220         $11,726        $10,673
    04/30/1994           $11,211         $11,715        $10,688
    05/31/1994           $11,254         $11,619        $10,695
    06/30/1994           $10,804         $11,757        $10,731
    07/31/1994           $10,976         $11,868        $10,760
    08/31/1994           $11,067         $11,837        $10,803
    09/30/1994           $11,058         $11,895        $10,833
    10/31/1994           $11,124         $12,073        $10,840
    11/30/1994           $11,124         $11,921        $10,854
    12/31/1994           $11,042         $11,949        $10,854
    01/31/1995           $10,969         $12,190        $10,898
    02/28/1995           $11,142         $12,504        $10,941
    03/31/1995           $11,341         $13,141        $10,977
    04/30/1995           $11,595         $13,350        $11,014
    05/31/1995           $11,876         $13,722        $11,036
    06/30/1995           $11,929         $13,809        $11,058
    07/31/1995           $12,004         $13,874        $11,058
    08/31/1995           $11,854         $13,488        $11,086
    09/30/1995           $12,117         $13,791        $11,109
    10/31/1995           $12,315         $13,927        $11,145
    11/30/1995           $12,418         $14,083        $11,137
    12/31/1995           $12,663         $14,257        $11,130
    01/31/1996           $12,606         $14,110        $11,195
    02/29/1996           $12,456         $14,029        $11,231
    03/31/1996           $12,493         $14,008        $11,290
    04/30/1996           $12,587         $13,956        $11,334
    05/31/1996           $12,653         $13,970        $11,355
    06/30/1996           $12,822         $14,091        $11,362
    07/31/1996           $12,873         $14,350        $11,384
    08/31/1996           $13,037         $14,411        $11,405
    09/30/1996           $13,240         $14,490        $11,442
    10/31/1996           $13,505         $14,777        $11,478
    11/30/1996           $13,832         $14,988        $11,500
    12/31/1996           $13,883         $14,883        $11,500
    01/31/1997           $13,710         $14,511        $11,537
    02/28/1997           $13,648         $14,411        $11,573
    03/31/1997           $13,597         $14,302        $11,602
    04/30/1997           $13,668         $14,221        $11,615
    05/31/1997           $13,780         $14,557        $11,609
    06/30/1997           $13,929         $14,723        $11,622
    07/31/1997           $14,028         $14,669        $11,636
    08/31/1997           $13,984         $14,651        $11,658
    09/30/1997           $14,247         $14,976        $11,688
    10/31/1997           $14,072         $15,294        $11,717
    11/30/1997           $14,127         $15,110        $11,710
    12/31/1997           $14,226         $15,094        $11,696
    01/31/1998           $14,391         $15,244        $11,718
    02/28/1998           $14,533         $15,357        $11,740
    03/31/1998           $14,599         $15,242        $11,763
    04/30/1998           $14,632         $15,477        $11,784
    05/31/1998           $14,610         $15,543        $11,805
    06/30/1998           $14,606         $15,587        $11,819
    07/31/1998           $14,641         $15,629        $11,833
    08/31/1998           $14,014         $16,060        $11,848
    09/30/1998           $14,760         $16,899        $11,862
    10/31/1998           $15,068         $17,277        $11,890
    11/30/1998           $15,198         $17,082        $11,890
    12/31/1998           $15,233         $17,403        $11,883
    01/31/1999           $15,268         $17,260        $11,912
    02/28/1999           $14,723         $16,684        $11,926
    03/31/1999           $14,805         $16,726        $11,962
    04/30/1999           $14,900         $16,721        $12,049
    05/31/1999           $14,581         $16,426        $12,049
    06/30/1999           $14,440         $16,152        $12,049
    07/31/1999           $14,505         $16,507        $12,085
    08/31/1999           $14,354         $16,550        $12,114
    09/30/1999           $14,467         $16,789        $12,172
    10/31/1999           $14,405         $16,768        $12,194
    11/30/1999           $14,267         $16,569        $12,201
    12/31/1999           $14,354         $16,521        $12,201
    01/31/2000           $14,081         $16,195        $12,238
    02/29/2000           $14,198         $16,114        $12,310
    03/31/2000           $14,380         $16,583        $12,411
    04/30/2000           $13,999         $16,079        $12,419
    05/31/2000           $13,960         $16,197        $12,434
    06/30/2000           $14,376         $16,590        $12,498
    07/31/2000           $14,259         $16,330        $12,527
    08/31/2000           $14,091         $16,212        $12,527
    09/30/2000           $13,999         $16,180        $12,592
    10/31/2000           $13,778         $15,987        $12,614
    11/30/2000           $14,103         $16,318        $12,621
    12/31/2000           $14,973         $16,906        $12,614
    01/31/2001           $15,038         $16,894        $12,693
    02/28/2001           $14,920         $16,899        $12,744
    03/31/2001           $14,622         $16,427        $12,773
    04/30/2001           $14,505         $16,362        $12,824
    05/31/2001           $14,219         $16,314        $12,882
    06/30/2001           $14,316         $16,167        $12,904
    07/31/2001           $14,694         $16,576        $12,868
    08/31/2001           $15,288         $17,198        $12,868
    09/30/2001           $15,341         $17,320        $12,926
    10/31/2001           $15,597         $17,476        $12,882
    11/30/2001           $15,490         $17,217        $12,860
    12/31/2001           $15,354         $16,770        $12,810

Total Return               53.54%          67.70%         28.10%

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


122
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 2*
 Periods ended 12/31/01

                                                              Since
                                                            Inception
                                      1-Year 5-Year 10-Year (1/24/89)
          -----------------------------------------------------------
          Cumulative Total Return     +2.24% +9.72% +52.33% +105.43%
          Average Annual Total Return +2.24% +1.87%  +4.30%   +5.72%


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were -0.47% and -0.16%.

Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/92-12/31/01)

The graph compares the performance of Templeton Global Income Securities Fund - Class 2* and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (45)
This graph compares the performance of Templeton Global Income Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the J.P. Morgan Global Government Bond Index** and CPI** from 1/1/92-12/31/01.



                                        J.P. Morgan
                    Templeton Global       Global
                   Income Securities   Government Bond
                   Fund - Class II         Index                 CPI
-----------------------------------------------------------------------
    01/01/1992         $10,000            $10,000               $10,000
    01/31/1992          $9,976             $9,855               $10,015
    02/29/1992          $9,984             $9,826               $10,051
    03/31/1992          $9,992             $9,735               $10,102
    04/30/1992         $10,087             $9,817               $10,116
    05/31/1992         $10,286            $10,096               $10,131
    06/30/1992         $10,284            $10,371               $10,167
    07/31/1992         $10,392            $10,600               $10,188
    08/31/1992         $10,267            $10,882               $10,217
    09/30/1992          $9,785            $10,872               $10,246
    10/31/1992          $9,993            $10,600               $10,281
    11/30/1992          $9,827            $10,412               $10,296
    12/31/1992          $9,960            $10,510               $10,289
    01/31/1993         $10,034            $10,689               $10,339
    02/28/1993         $10,184            $10,861               $10,375
    03/31/1993         $10,491            $11,028               $10,412
    04/30/1993         $10,807            $11,229               $10,441
    05/31/1993         $10,981            $11,304               $10,455
    06/30/1993         $10,958            $11,310               $10,470
    07/31/1993         $10,993            $11,314               $10,470
    08/31/1993         $11,237            $11,649               $10,499
    09/30/1993         $11,202            $11,772               $10,521
    10/31/1993         $11,464            $11,767               $10,564
    11/30/1993         $11,237            $11,681               $10,572
    12/31/1993         $11,622            $11,800               $10,572
    01/31/1994         $11,840            $11,911               $10,600
    02/28/1994         $11,569            $11,780               $10,636
    03/31/1994         $11,220            $11,726               $10,673
    04/30/1994         $11,211            $11,715               $10,688
    05/31/1994         $11,254            $11,619               $10,695
    06/30/1994         $10,804            $11,757               $10,731
    07/31/1994         $10,976            $11,868               $10,760
    08/31/1994         $11,067            $11,837               $10,803
    09/30/1994         $11,058            $11,895               $10,833
    10/31/1994         $11,124            $12,073               $10,840
    11/30/1994         $11,124            $11,921               $10,854
    12/31/1994         $11,042            $11,949               $10,854
    01/31/1995         $10,969            $12,190               $10,898
    02/28/1995         $11,142            $12,504               $10,941
    03/31/1995         $11,341            $13,141               $10,977
    04/30/1995         $11,595            $13,350               $11,014
    05/31/1995         $11,876            $13,722               $11,036
    06/30/1995         $11,929            $13,809               $11,058
    07/31/1995         $12,004            $13,874               $11,058
    08/31/1995         $11,854            $13,488               $11,086
    09/30/1995         $12,117            $13,791               $11,109
    10/31/1995         $12,315            $13,927               $11,145
    11/30/1995         $12,418            $14,083               $11,137
    12/31/1995         $12,663            $14,257               $11,130
    01/31/1996         $12,606            $14,110               $11,195
    02/29/1996         $12,456            $14,029               $11,231
    03/31/1996         $12,493            $14,008               $11,290
    04/30/1996         $12,587            $13,956               $11,334
    05/31/1996         $12,653            $13,970               $11,355
    06/30/1996         $12,822            $14,091               $11,362
    07/31/1996         $12,873            $14,350               $11,384
    08/31/1996         $13,037            $14,411               $11,405
    09/30/1996         $13,240            $14,490               $11,442
    10/31/1996         $13,505            $14,777               $11,478
    11/30/1996         $13,832            $14,988               $11,500
    12/31/1996         $13,883            $14,883               $11,500
    01/31/1997         $13,710            $14,511               $11,537
    02/28/1997         $13,648            $14,411               $11,573
    03/31/1997         $13,597            $14,302               $11,602
    04/30/1997         $13,668            $14,221               $11,615
    05/31/1997         $13,780            $14,557               $11,609
    06/30/1997         $13,929            $14,723               $11,622
    07/31/1997         $14,028            $14,669               $11,636
    08/31/1997         $13,984            $14,651               $11,658
    09/30/1997         $14,247            $14,976               $11,688
    10/31/1997         $14,072            $15,294               $11,717
    11/30/1997         $14,127            $15,110               $11,710
    12/31/1997         $14,226            $15,094               $11,696
    01/31/1998         $14,391            $15,244               $11,718
    02/28/1998         $14,533            $15,357               $11,740
    03/31/1998         $14,599            $15,242               $11,763
    04/30/1998         $14,632            $15,477               $11,784
    05/31/1998         $14,610            $15,543               $11,805
    06/30/1998         $14,606            $15,587               $11,819
    07/31/1998         $14,641            $15,629               $11,833
    08/31/1998         $14,014            $16,060               $11,848
    09/30/1998         $14,760            $16,899               $11,862
    10/31/1998         $15,068            $17,277               $11,890
    11/30/1998         $15,198            $17,082               $11,890
    12/31/1998         $15,233            $17,403               $11,883
    01/31/1999         $15,268            $17,260               $11,912
    02/28/1999         $14,712            $16,684               $11,926
    03/31/1999         $14,806            $16,726               $11,962
    04/30/1999         $14,889            $16,721               $12,049
    05/31/1999         $14,569            $16,426               $12,049
    06/30/1999         $14,415            $16,152               $12,049
    07/31/1999         $14,480            $16,507               $12,085
    08/31/1999         $14,329            $16,550               $12,114
    09/30/1999         $14,429            $16,789               $12,172
    10/31/1999         $14,366            $16,768               $12,194
    11/30/1999         $14,215            $16,569               $12,201
    12/31/1999         $14,303            $16,521               $12,201
    01/31/2000         $14,031            $16,195               $12,238
    02/29/2000         $14,148            $16,114               $12,310
    03/31/2000         $14,316            $16,583               $12,411
    04/30/2000         $13,935            $16,079               $12,419
    05/31/2000         $13,896            $16,197               $12,434
    06/30/2000         $14,312            $16,590               $12,498
    07/31/2000         $14,182            $16,330               $12,527
    08/31/2000         $14,013            $16,212               $12,527
    09/30/2000         $13,934            $16,180               $12,592
    10/31/2000         $13,700            $15,987               $12,614
    11/30/2000         $14,025            $16,318               $12,621
    12/31/2000         $14,895            $16,906               $12,614
    01/31/2001         $14,960            $16,894               $12,693
    02/28/2001         $14,830            $16,899               $12,744
    03/31/2001         $14,532            $16,427               $12,773
    04/30/2001         $14,416            $16,362               $12,824
    05/31/2001         $14,130            $16,314               $12,882
    06/30/2001         $14,221            $16,167               $12,904
    07/31/2001         $14,597            $16,576               $12,868
    08/31/2001         $15,176            $17,198               $12,868
    09/30/2001         $15,217            $17,320               $12,926
    10/31/2001         $15,486            $17,476               $12,882
    11/30/2001         $15,365            $17,217               $12,860
    12/31/2001         $15,233            $16,770               $12,810

Total Return            52.33%             67.70%                28.10%


** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.




 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                            123
              Past performance does not guarantee future results.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                               TEMPLETON GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

It was a difficult year for international investors, as evidenced by the 15.91% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI(R)) All Country (AC) World Free Index. All major regions recorded negative performances. Geographically, one of the worst performing countries was Japan, down 29.28%, while the emerging markets held up the best, falling only 2.37%, with strong positive returns recorded in Mexico and South Korea. All industry sectors within the MSCI AC World Free Index recorded negative returns as well, with the worst performance coming from electronic equipment and information technology, which were down 36.12% and 28.29% in 2001./1/

In an environment of a slowing global economy, collapsing corporate profits, declining interest rates and in our view continued unrealistic valuations in the technology and telecommunications sectors, our focus on economically defensive and undervalued securities partially paid off, as the Fund outperformed the MSCI AC World Free Index during the reporting period./1/

Although the Fund's largest regional weighting continued to be in the U.S. with 28.8% of total net assets at year-end, we substantially reduced our U.S. holdings from 41.5% of total net assets at the beginning of the period. In the process, the number of U.S. holdings in the top 10 positions fell from seven to just three. The Fund did well relative to the major averages and stock selection was key to our outperformance. In the face of a slowing economy, our holdings in economically defensive sectors such as consumer staples (Procter & Gamble and Albertsons), pharmaceuticals (Mylan Labs) and defense (Lockheed Martin) held up well against the declining markets, with all benefiting from defensive revenue streams and undemanding valuations. In comparison, the technology-dominated Nasdaq Composite Index was down 20.13% for the year as a stream of profit warnings continued to plague the technology sector, and the Standard & Poor's 500 Composite Index (S&P 500) was down 11.88% during the same period./1/

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
12/31/01

North America                                  30.4%
Europe                                         30.4%
Asia                                           17.4%
Latin America/Caribbean                         5.0%
Australia/New Zealand                           3.6%
Short-Term Investments & Other Net Assets      13.2%

The European Central Bank cut rates much less than the U.S. Federal Reserve Board, lowering rates only four times during the period versus eleven in the U.S. However, Europe did not have the massive economic and stock market boom experienced in the U.S. in the late 1990s, so the economic fall afterward was less dramatic and central bank help appeared to be less needed. The Fund's European holdings held up well in the period, again largely due to their relatively defensive nature. In the U.K., consumer staple companies Unilever and Marks & Spencer performed solidly on a relative basis during the year, while leading mortgage provider Lloyds TSB benefited from its defensive loan portfolio as other banking peers were adversely hurt primarily by increasing loan provisions and declining securities markets. Our largest European holding, Italian oil and gas company Eni, provided flat results for the year with progress on corporate restructuring helping to offset weaker oil and gas prices.

In Asia, the Fund's largest country weighting remained Hong Kong, despite selling some of our HSBC banking position at attractive prices early in the year. On December 31, 2001, our largest Asian position was real estate holding company Cheung Kong, which we felt was an attractive way to invest in its subsidiary Hutchison Whampoa, a telecommunications and ports operator that is also one of the world's financially strongest wireless companies. We remained underweighted in Japan versus the MSCI AC World Free Index as we were still pessimistic regarding its economic recovery and corporate restructuring. Despite the usual financial year-end rally to March 31 and a return to a zero interest rate policy by the Bank of Japan, the country's structural problems remain. Consumers appear to be concerned with underfunded pension liabilities. Many companies, protected by overregulation on competition and takeovers, continue to earn poor returns on their shareholders' capital. The banking sector is held hostage to illiquid nonperforming loans and a capital base that is dependent on stock market returns while the government's high debt levels restrict it from stimulating the economy through higher fiscal spending.

Looking forward, when the global economy starts to warm up, we expect growth to resume. However, we remain very cautious regarding the near-term prospects for technology and telecommunications stocks globally, particularly in the U.S. We remain cautious on the overall U.S. economy as it remains unclear what will drive the economy out of recession and into a recovery. The biggest driver of the economy,


                     Top 10 Holdings
                     Templeton Growth Securities Fund
                     12/31/01

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Cheung Kong Holdings Ltd.      1.9%
                     Real Estate, Hong Kong

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     Shell Transport & Trading
                     Co. PLC                        1.6%
                     Oil & Gas, U.K.

                     Albertsons Inc.                1.6%
                     Food & Drug Retailing, U.S.

                     BHP Billiton PLC               1.6%
                     Metals & Mining, Australia

                     Australia & New Zealand
                     Banking Group Ltd.             1.6%
                     Banks, Australia

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     HSBC Holdings PLC              1.5%
                     Banks, Hong Kong

                     Pharmacia Corp.                1.5%
                     Pharmaceuticals, U.S.

                     General Mills Inc.             1.5%
                     Food Products, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

consumer spending, has held up surprisingly strongly boosted by historically low mortgage rates and a relatively low unemployment rate. But it remains to be seen whether consumer confidence and spending can continue on its present path given the persistent cost-cutting and layoff announcements across corporate America.

We are also uncertain whether the political enthusiasm for fiscal stimulus will turn into a realistic economic boost, especially at a time when the prospects for growth in corporate investment and exports appear weak given excess capacity, feeble corporate profitability and a global recession. However, growth should eventually resume stimulated by lower interest rates, tax cuts and government spending, and we expect our more cyclical holdings to participate in the recovery in the U.S. and globally.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


Templeton Growth Securities Fund - Class 1
Periods ended 12/31/01
                                                            Since
                                                          Inception
                                           1-Year 5-Year  (3/15/94)
-------------------------------------------------------------------
Cumulative Total Return                    -0.98% +50.81% +112.67%
Average Annual Total Return                -0.98%  +8.56%  +10.16%
Value of $10,000 Investment                $9,902 $15,081  $21,267

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/01)

The graph compares the performance of Templeton Growth Securities Fund - Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (46)
This graph compares the performance of Templeton Growth Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index* from 3/15/94-12/31/01.


                          Templeton Growth     MSCI All
                             Securities     Country World
                           Fund - Class I      Free Index
---------------------------------------------------------
       03/15/1994              $10,000           $10,000
       03/31/1994              $10,030             $9,768
       04/30/1994              $10,079            $10,034
       05/31/1994              $10,118            $10,093
       06/30/1994              $10,020            $10,044
       07/31/1994              $10,296            $10,266
       08/31/1994              $10,552            $10,631
       09/30/1994              $10,484            $10,381
       10/31/1994              $10,493            $10,647
       11/30/1994              $10,286            $10,185
       12/31/1994              $10,316            $10,221
       01/31/1995              $10,227            $10,013
       02/28/1995              $10,336            $10,120
       03/31/1995              $10,336            $10,584
       04/30/1995              $10,631            $10,969
       05/31/1995              $10,897            $11,090
       06/30/1995              $11,054            $11,092
       07/31/1995              $11,500            $11,629
       08/31/1995              $11,401            $11,374
       09/30/1995              $11,619            $11,687
       10/31/1995              $11,233            $11,492
       11/30/1995              $11,311            $11,854
       12/31/1995              $11,628            $12,210
       01/31/1996              $12,133            $12,482
       02/29/1996              $12,183            $12,534
       03/31/1996              $12,380            $12,727
       04/30/1996              $12,707            $13,038
       05/31/1996              $12,895            $13,051
       06/30/1996              $12,887            $13,122
       07/31/1996              $12,417            $12,633
       08/31/1996              $12,815            $12,788
       09/30/1996              $12,990            $13,260
       10/31/1996              $13,082            $13,313
       11/30/1996              $13,674            $14,025
       12/31/1996              $14,104            $13,822
       01/31/1997              $14,513            $14,054
       02/28/1997              $14,594            $14,245
       03/31/1997              $14,563            $13,961
       04/30/1997              $14,625            $14,409
       05/31/1997              $15,289            $15,269
       06/30/1997              $16,059            $16,051
       07/31/1997              $16,685            $16,776
       08/31/1997              $16,247            $15,598
       09/30/1997              $17,164            $16,430
       10/31/1997              $15,891            $15,452
       11/30/1997              $15,838            $15,689
       12/31/1997              $16,005            $15,894
       01/31/1998              $15,910            $16,244
       02/28/1998              $17,183            $17,355
       03/31/1998              $18,101            $18,096
       04/30/1998              $18,153            $18,266
       05/31/1998              $17,641            $17,919
       06/30/1998              $17,393            $18,242
       07/31/1998              $17,405            $18,247
       08/31/1998              $14,890            $15,691
       09/30/1998              $14,995            $16,003
       10/31/1998              $16,389            $17,464
       11/30/1998              $17,133            $18,524
       12/31/1998              $17,439            $19,384
       01/31/1999              $17,192            $19,779
       02/28/1999              $16,660            $19,283
       03/31/1999              $17,547            $20,150
       04/30/1999              $19,377            $21,021
       05/31/1999              $18,563            $20,279
       06/30/1999              $19,532            $21,289
       07/31/1999              $19,409            $21,201
       08/31/1999              $19,327            $21,176
       09/30/1999              $18,881            $20,947
       10/31/1999              $18,745            $22,007
       11/30/1999              $19,637            $22,692
       12/31/1999              $21,110            $24,582
       01/31/2000              $19,679            $23,257
       02/29/2000              $18,990            $23,336
       03/31/2000              $20,340            $24,869
       04/30/2000              $20,182            $23,752
       05/31/2000              $20,446            $23,135
       06/30/2000              $20,695            $23,919
       07/31/2000              $20,726            $23,216
       08/31/2000              $20,975            $23,938
       09/30/2000              $20,321            $22,624
       10/31/2000              $20,508            $22,180
       11/30/2000              $20,399            $20,805
       12/31/2000              $21,476            $21,153
       01/31/2001              $21,867            $21,688
       02/28/2001              $21,508            $19,864
       03/31/2001              $20,573            $18,527
       04/30/2001              $21,400            $19,876
       05/31/2001              $21,883            $19,655
       06/30/2001              $21,459            $19,054
       07/31/2001              $21,324            $18,753
       08/31/2001              $21,151            $17,890
       09/30/2001              $19,137            $16,257
       10/31/2001              $19,733            $16,601
       11/30/2001              $20,903            $17,622
       12/31/2001              $21,267            $17,788

Total Return                   112.67%             77.88%

* Source: Standard & Poor's Micropal. Please see the Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund - Class 1


                      -----------------------------------
                      Performance reflects the Fund's
                      Class 1 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------


                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------

128
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Growth Securities Fund - Class 2*
 Periods ended 12/31/01

                                                            Since
                                                          Inception
                                         1-Year   5-Year  (3/15/94)
             ------------------------------------------------------
             Cumulative Total Return      -1.31%  +49.68%  +111.07%
             Average Annual Total Return  -1.31%   +8.40%   +10.05%
             Value of $10,000 Investment $ 9,869 $ 14,968 $  21,107


* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.51% and +5.26%.
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (3/15/94-12/31/01)

The graph compares the performance of Templeton Growth Securities Fund - Class 2* and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (47)
This graph compares the performance of Templeton Growth Securities Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the MSCI All Country World Free Index** from 3/15/94-12/31/01.


                                                 MSCI All
                           Templeton Growth       Country
                               Securities           World
                            Fund - Class II    Free Index
---------------------------------------------------------
       03/15/1994              $10,000            $10,000
       03/31/1994              $10,030             $9,768
       04/30/1994              $10,079            $10,034
       05/31/1994              $10,118            $10,093
       06/30/1994              $10,020            $10,044
       07/31/1994              $10,296            $10,266
       08/31/1994              $10,552            $10,631
       09/30/1994              $10,484            $10,381
       10/31/1994              $10,493            $10,647
       11/30/1994              $10,286            $10,185
       12/31/1994              $10,316            $10,221
       01/31/1995              $10,227            $10,013
       02/28/1995              $10,336            $10,120
       03/31/1995              $10,336            $10,584
       04/30/1995              $10,631            $10,969
       05/31/1995              $10,897            $11,090
       06/30/1995              $11,054            $11,092
       07/31/1995              $11,500            $11,629
       08/31/1995              $11,401            $11,374
       09/30/1995              $11,619            $11,687
       10/31/1995              $11,233            $11,492
       11/30/1995              $11,311            $11,854
       12/31/1995              $11,628            $12,210
       01/31/1996              $12,133            $12,482
       02/29/1996              $12,183            $12,534
       03/31/1996              $12,380            $12,727
       04/30/1996              $12,707            $13,038
       05/31/1996              $12,895            $13,051
       06/30/1996              $12,887            $13,122
       07/31/1996              $12,417            $12,633
       08/31/1996              $12,815            $12,788
       09/30/1996              $12,990            $13,260
       10/31/1996              $13,082            $13,313
       11/30/1996              $13,674            $14,025
       12/31/1996              $14,104            $13,822
       01/31/1997              $14,513            $14,054
       02/28/1997              $14,594            $14,245
       03/31/1997              $14,563            $13,961
       04/30/1997              $14,625            $14,409
       05/31/1997              $15,289            $15,269
       06/30/1997              $16,059            $16,051
       07/31/1997              $16,685            $16,776
       08/31/1997              $16,247            $15,598
       09/30/1997              $17,164            $16,430
       10/31/1997              $15,891            $15,452
       11/30/1997              $15,838            $15,689
       12/31/1997              $16,005            $15,894
       01/31/1998              $15,910            $16,244
       02/28/1998              $17,183            $17,355
       03/31/1998              $18,101            $18,096
       04/30/1998              $18,153            $18,266
       05/31/1998              $17,641            $17,919
       06/30/1998              $17,393            $18,242
       07/31/1998              $17,405            $18,247
       08/31/1998              $14,890            $15,691
       09/30/1998              $14,995            $16,003
       10/31/1998              $16,389            $17,464
       11/30/1998              $17,133            $18,524
       12/31/1998              $17,439            $19,384
       01/31/1999              $17,179            $19,779
       02/28/1999              $16,649            $19,283
       03/31/1999              $17,523            $20,150
       04/30/1999              $19,364            $21,021
       05/31/1999              $18,537            $20,279
       06/30/1999              $19,505            $21,289
       07/31/1999              $19,384            $21,201
       08/31/1999              $19,316            $21,176
       09/30/1999              $18,857            $20,947
       10/31/1999              $18,736            $22,007
       11/30/1999              $19,615            $22,692
       12/31/1999              $21,074            $24,582
       01/31/2000              $19,656            $23,257
       02/29/2000              $18,954            $23,336
       03/31/2000              $20,292            $24,869
       04/30/2000              $20,122            $23,752
       05/31/2000              $20,387            $23,135
       06/30/2000              $20,638            $23,919
       07/31/2000              $20,654            $23,216
       08/31/2000              $20,904            $23,938
       09/30/2000              $20,233            $22,624
       10/31/2000              $20,422            $22,180
       11/30/2000              $20,311            $20,805
       12/31/2000              $21,388            $21,153
       01/31/2001              $21,762            $21,688
       02/28/2001              $21,418            $19,864
       03/31/2001              $20,465            $18,527
       04/30/2001              $21,292            $19,876
       05/31/2001              $21,760            $19,655
       06/30/2001              $21,336            $19,054
       07/31/2001              $21,202            $18,753
       08/31/2001              $21,011            $17,890
       09/30/2001              $19,017            $16,257
       10/31/2001              $19,591            $16,601
       11/30/2001              $20,741            $17,622
       12/31/2001              $21,107            $17,788

Total Return                   111.07%             77.88%

** Source: Standard & Poor's Micropal. Please see the Index Descriptions following the Fund Summaries.


Templeton Growth Securities Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           129
              Past performance does not guarantee future results.

                       TEMPLETON GROWTH SECURITIES FUND

            (FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)

                      SUPPLEMENT DATED FEBRUARY 28, 2002

                      TO THE PROSPECTUS DATED MAY 1, 2001

The prospectus is amended by replacing the MANAGEMENT section (page TG-5) with the following:

MANAGEMENT
Templeton Global Advisors Limited (TGAL), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager.

Under an agreement with TGAL, Templeton Asset Management Limited (TAML), #7 Temasek Boulevard #38-3, Suntec Tower One, Singapore 038987, serves as the Fund's sub-advisor. TAML provides TGAL with investment management advice and assistance.

John Crone VICE          Mr. Crone has been a manager of the Fund since October
PRESIDENT,               2001, and has been with Franklin Templeton Investments
TGAL PORTFOLIO MANAGER,  since 1995.
TAML

Dale Winner, CFA VICE    Mr. Winner has been a manager of the Fund since
PRESIDENT, TGAL          January 2001, and has been with Franklin Templeton
                         Investments since 1995.

Murdo Murchison, CFA SENIOMRr. Murchison has been a manager of the Fund since
VICE PRESIDENT, TGAL     January 2001, and has been with Franklin Templeton
                         Investments since 1993.

The Fund pays TGAL a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2000, the Fund paid 0.81% of its average daily net assets to TGAL for its services.

               Please keep this supplement for future reference.

                                        TEMPLETON INTERNATIONAL SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Securities Fund (effective 5/1/02, Templeton Foreign Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

The year 2001 was marked by slowing economies, a new government in Japan, ongoing deflation of the technology and telecommunications bubble and the tragic attacks of September 11. While these events contributed to poor equity performance, we believe they also laid the groundwork for an economic and equity market recovery. Central banks worldwide lowered interest rates, companies restructured to cut costs, and corporations reduced inventory levels. We acknowledge that the near-term environment is uncertain and potentially unpleasant, but we remain focused on the long-term potential of the companies whose shares we own.

Templeton International Securities Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI(R) EAFE(R)) Index, which returned -21.21% during the year ended December 31, 2001./1/ While we are proud of our relative performance versus the market index, we recognize this is a partial victory and strive to return to positive performance in the coming year.

Prior to the events of September 11, global equity markets were grappling with slowing economies, a technology and telecommunications slide and relatively high stock valuations. The attacks on the World Trade Center and Pentagon are likely to impact consumer confidence in the short term and slow corporate capital investment and overall economic growth. Although the Federal Reserve Board's (the Fed's) 11 federal funds target rate cuts during 2001 affected the cost of borrowing, we believe they will not immediately improve consumer confidence or eliminate the excess capacity across the technology landscape. So far, the Fed's actions have not stemmed the stock market's continued decline.

Central banks around the world followed the U.S. Fed's lead, and there were at least 185 interest rate reductions globally throughout the reporting period. While we are optimistic that monetary policy will eventually spur a global economic recovery, we are unsure of its timing,

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

                                    [CHART]

Geographic Distribution
Templeton International Securities Fund
Based on Total Net Assets
12/31/01

Europe 61.9%

Asia 20.1%

Latin America/Caribbean 7.3%

Australia/New Zealand 4.4%

North America 1.5%

Short-Term Investments &
Other Net Assets 4.8%
and we continue to focus on the fortunes of individual companies, their balance sheets, valuations and normalized earnings power.

European markets recorded poor performance during the year, dragged down primarily by the decline in technology, media and telecommu-nications (TMT) stocks and modest weakness in the euro. In our opinion, the euro's decline is due to slowing European economic activity, perceived European Central Bank ineffectiveness and currency outflows to other regions of the world, in equity investments and foreign direct investment. Despite the near-term concerns, we find reasons for optimism. Our analysis shows that European equity valuations were inexpensive relative to the U.S. and multinational companies in the region continued to slowly restructure their operations. We believe the recent fall in oil prices should translate into lower inflation and increased purchasing power.

The Asia and Pacific Rim region turned in vastly divergent performances, as the Japanese and Hong Kong markets fell significantly and those of South Korea and Australia appreciated. In Japan, early optimism surrounding the unexpected April election of Junichiro Koizumi quickly faded as a number of his proposed reform measures became bogged down in the political process. The banking system is an ongoing concern, and its high level of non-performing loans remains an unresolved issue. We believe it is worth noting that, while Japanese individuals have one of the highest savings rates in the world, the Japanese government has the highest debt level in the developed world. Over the past 10 years, Japanese government debt as a percentage of gross domestic product increased from approximately 70% to over 130% versus just 50% for the U.S.

With the exception of Mexico, which turned in one of the world's strongest equity performances, the Latin American region generally performed poorly during the year. Mexico continued to benefit from its proximity to the U.S. and the increasing integration with our economy. Brazil and Argentina suffered from political and economic turmoil, with Argentina falling into a state of chaos in late December.

As mentioned previously, the Fund outperformed the MSCI EAFE Index for the year under review but unfortunately turned in a negative absolute return. We benefited from below-average exposure to the hard-hit telecommunications and technology sectors but were hurt later in the year by our holdings in cyclical and insurance companies. We sought to take advantage of market volatility during the reporting period and increased our exposure to the TMT sector, and we


                    Top 10 Holdings
                    Templeton International Securities Fund
                    12/31/01
                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    --------------------------------------

                    Cheung Kong
                    Holdings Ltd.                   2.2%
                    Real Estate, Hong Kong

                    Unilever PLC                    2.2%
                    Food Products, U.K.

                    Lloyds TSB Group PLC            1.9%
                    Banks, U.K.

                    Akzo Nobel NV                   1.8%
                    Chemicals, Netherlands

                    Swiss Reinsurance Co.           1.8%
                    Insurance, Switzerland

                    Wolters Kluwer NV               1.7%
                    Media, Netherlands

                    Volkswagen AG                   1.7%
                    Automobiles, Germany

                    Marks & Spencer PLC             1.7%
                    Multiline Retail, U.K.

                    E.oN AG                         1.6%
                    Electric Utilities, Germany

                    Aventis SA                      1.6%
                    Pharmaceuticals, France

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

eliminated positions in what we considered were fully valued stocks in the supermarket, utility and food sectors. We remain confident that the cyclical stocks we own are well managed, with strong earnings prospects, solid balance sheets and attractive valuations. Currency movements also hurt the Fund's performance, as the euro's approximately 4% decline versus the U.S. dollar also reduced total return. We continue to believe the euro is undervalued and that improved European economic growth will have a positive effect on the currency's value.

During the year under review, our analysts identified a number of technology and telecommunications shares trading at relatively low valuations on normalized earnings, and we purchased shares in Alcatel SA, Nortel Networks, Korea Telecom and Telefonos de Mexico, for example. We found a number of attractive opportunities in Europe covering a diverse group of industries. Purchases from this region included telecommunications providers Cable and Wireless and Telefonica SA, insurance companies Swiss Reinsurance and AXA SA, mining company Pechiney SA, logistics provider Deutsche Post, and U.K. bank Lloyds TSB.

In Asia, we remain skeptical that meaningful change will occur quickly in Japan, and we were underweighted in Japanese equities during the reporting period as our industry analysts consistently identified cheaper opportunities in other regions of the world. The most significant Asian purchase this year was Samsung Electronics, a leading South Korean semiconductor and consumer electronics company. We believe Samsung is a premier global competitor that due to political worries in South Korea was trading at a fraction of the valuation of its global peers. Another leading Asian company we purchased due to inexpensive valuation was Singapore's DBS Group Holding. In our opinion, this firm is one of southeast Asia's leading banking franchises. We consider these purchases to be two positive examples of our research process -- representing the ability to see past short-term disruptions to identify the long-term earnings power of a company and the flexibility to purchase "growth" companies trading at "value" levels.

In Latin America, we do not own shares in Argentina, but we are closely watching their political and economic situations to determine the potential impact on our Brazilian holdings. The Fund's weighting in Latin America continued to decline as poor liquidity reduced the region's investment opportunities.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We believe that the monetary stimulus under way will lay the groundwork for a recovery in global economies and in global equity prices. We are optimistic that the Fund holds a number of the world's best-managed companies and is well-positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested process that has allowed our organization to produce solid performance over the past several decades. We thank you for your support and look forward to serving your investment needs in the future.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Templeton International Securities Fund - Class 1*
          Periods ended 12/31/01
                                                               Since
                                                             Inception
                                          1-Year    5-Year   (5/1/92)
          ------------------------------------------------------------
          Cumulative Total Return        -15.75%   +26.91%   +146.47%
          Average Annual Total Return    -15.75%    +4.88%     +9.78%
          Value of $10,000 Investment     $8,425   $12,691    $24,647

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (5/1/92-12/31/01)

The graph compares the performance of Templeton International Securities Fund - Class 1* and the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (48)
This graph compares the performance of Templeton International Securities Fund - Class 1*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index** from 5/1/92-12/31/01.


                             Templeton
                       International Securities
                           Fund - Class I          MSCI EAFE Index
------------------------------------------------------------------
      05/01/1992              $10,000                  $10,000
      05/31/1992               $9,960                  $10,672
      06/30/1992               $9,720                  $10,169
      07/31/1992               $9,570                   $9,912
      08/31/1992               $9,471                  $10,538
      09/30/1992               $9,271                  $10,333
      10/31/1992               $9,171                   $9,794
      11/30/1992               $9,251                   $9,889
      12/31/1992               $9,390                   $9,943
      01/31/1993               $9,440                   $9,945
      02/28/1993               $9,740                  $10,248
      03/31/1993              $10,040                  $11,145
      04/30/1993              $10,371                  $12,206
      05/31/1993              $10,640                  $12,467
      06/30/1993              $10,581                  $12,275
      07/31/1993              $10,771                  $12,707
      08/31/1993              $11,611                  $13,396
      09/30/1993              $11,572                  $13,097
      10/31/1993              $12,462                  $13,503
      11/30/1993              $12,511                  $12,326
      12/31/1993              $13,831                  $13,218
      01/31/1994              $14,611                  $14,339
      02/28/1994              $14,042                  $14,302
      03/31/1994              $13,330                  $13,688
      04/30/1994              $13,463                  $14,273
      05/31/1994              $13,545                  $14,194
      06/30/1994              $13,116                  $14,399
      07/31/1994              $13,883                  $14,540
      08/31/1994              $14,405                  $14,887
      09/30/1994              $14,108                  $14,422
      10/31/1994              $14,293                  $14,905
      11/30/1994              $13,668                  $14,192
      12/31/1994              $13,525                  $14,284
      01/31/1995              $13,167                  $13,739
      02/28/1995              $13,340                  $13,703
      03/31/1995              $13,340                  $14,562
      04/30/1995              $13,993                  $15,114
      05/31/1995              $14,428                  $14,937
      06/30/1995              $14,614                  $14,679
      07/31/1995              $15,339                  $15,596
      08/31/1995              $14,955                  $15,005
      09/30/1995              $15,338                  $15,302
      10/31/1995              $14,966                  $14,895
      11/30/1995              $15,235                  $15,314
      12/31/1995              $15,660                  $15,934
      01/31/1996              $16,125                  $16,003
      02/29/1996              $16,352                  $16,060
      03/31/1996              $16,395                  $16,405
      04/30/1996              $16,997                  $16,886
      05/31/1996              $17,229                  $16,579
      06/30/1996              $17,367                  $16,677
      07/31/1996              $16,744                  $16,193
      08/31/1996              $17,335                  $16,232
      09/30/1996              $17,673                  $16,667
      10/31/1996              $18,021                  $16,500
      11/30/1996              $18,971                  $17,160
      12/31/1996              $19,424                  $16,944
      01/31/1997              $19,688                  $16,354
      02/28/1997              $19,931                  $16,626
      03/31/1997              $20,084                  $16,691
      04/30/1997              $20,084                  $16,782
      05/31/1997              $20,972                  $17,878
      06/30/1997              $22,222                  $18,869
      07/31/1997              $23,186                  $19,178
      08/31/1997              $22,078                  $17,749
      09/30/1997              $23,899                  $18,747
      10/31/1997              $22,002                  $17,311
      11/30/1997              $21,892                  $17,138
      12/31/1997              $22,132                  $17,292
      01/31/1998              $22,296                  $18,088
      02/28/1998              $23,995                  $19,252
      03/31/1998              $25,610                  $19,849
      04/30/1998              $25,961                  $20,010
      05/31/1998              $25,621                  $19,918
      06/30/1998              $25,316                  $20,073
      07/31/1998              $25,539                  $20,282
      08/31/1998              $21,843                  $17,773
      09/30/1998              $21,129                  $17,233
      10/31/1998              $22,813                  $19,034
      11/30/1998              $24,111                  $20,014
      12/31/1998              $24,193                  $20,809
      01/31/1999              $23,900                  $20,752
      02/28/1999              $23,221                  $20,263
      03/31/1999              $24,408                  $21,114
      04/30/1999              $26,409                  $21,973
      05/31/1999              $25,387                  $20,846
      06/30/1999              $26,677                  $21,663
      07/31/1999              $26,837                  $22,313
      08/31/1999              $26,810                  $22,400
      09/30/1999              $26,328                  $22,630
      10/31/1999              $26,436                  $23,484
      11/30/1999              $27,469                  $24,306
      12/31/1999              $29,903                  $26,491
      01/31/2000              $28,276                  $24,811
      02/29/2000              $28,701                  $25,484
      03/31/2000              $29,780                  $26,477
      04/30/2000              $28,344                  $25,090
      05/31/2000              $28,577                  $24,483
      06/30/2000              $30,071                  $25,445
      07/31/2000              $29,665                  $24,384
      08/31/2000              $29,867                  $24,601
      09/30/2000              $28,762                  $23,408
      10/31/2000              $28,014                  $22,860
      11/30/2000              $27,857                  $22,007
      12/31/2000              $29,242                  $22,795
      01/31/2001              $29,414                  $22,784
      02/28/2001              $28,526                  $21,077
      03/31/2001              $26,067                  $19,682
      04/30/2001              $27,501                  $21,062
      05/31/2001              $27,360                  $20,335
      06/30/2001              $26,759                  $19,512
      07/31/2001              $26,052                  $19,158
      08/31/2001              $25,698                  $18,677
      09/30/2001              $22,642                  $16,789
      10/31/2001              $23,100                  $17,219
      11/30/2001              $24,264                  $17,854
      12/31/2001              $24,647                  $17,961

Total Return                  146.47%                   79.61%


** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton International Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                            135
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



            Templeton International Securities Fund - Class 2*
            Periods ended 12/31/01
                                                            Since
                                                          Inception
                                         1-Year   5-Year  (5/1/92)
            ------------------------------------------------------
            Cumulative Total Return      -15.99%  +25.37%  +143.47%
            Average Annual Total Return  -15.99%   +4.63%    +9.64%
            Value of $10,000 Investment $  8,401 $ 12,537 $  24,347

* Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund. In addition, because Class 2 shares were not offered until 5/1/97, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 5/1/97 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +20.66% and +4.10%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/92-12/31/01)

The graph compares the performance of Templeton International Securities Fund - Class 2* and the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.


GRAPHIC MATERIAL (49)
This graph compares the performance of Templeton International Securities Fund - Class 2*, as tracked by the growth in value of a $10,000 investment, to that of the MSCI EAFE Index** from 5/1/92-12/31/01.


                            Templeton
                          International
                         Securities Fund      MSCI EAFE
                           - Class II           Index
-------------------------------------------------------
     05/01/1992             $10,000            $10,000
     05/31/1992              $9,960            $10,672
     06/30/1992              $9,720            $10,169
     07/31/1992              $9,570             $9,912
     08/31/1992              $9,470            $10,538
     09/30/1992              $9,270            $10,333
     10/31/1992              $9,170             $9,794
     11/30/1992              $9,250             $9,889
     12/31/1992              $9,390             $9,943
     01/31/1993              $9,440             $9,945
     02/28/1993              $9,740            $10,248
     03/31/1993             $10,040            $11,145
     04/30/1993             $10,370            $12,206
     05/31/1993             $10,640            $12,467
     06/30/1993             $10,580            $12,275
     07/31/1993             $10,770            $12,707
     08/31/1993             $11,610            $13,396
     09/30/1993             $11,570            $13,097
     10/31/1993             $12,460            $13,503
     11/30/1993             $12,510            $12,326
     12/31/1993             $13,830            $13,218
     01/31/1994             $14,610            $14,339
     02/28/1994             $14,040            $14,302
     03/31/1994             $13,328            $13,688
     04/30/1994             $13,461            $14,273
     05/31/1994             $13,543            $14,194
     06/30/1994             $13,113            $14,399
     07/31/1994             $13,880            $14,540
     08/31/1994             $14,402            $14,887
     09/30/1994             $14,105            $14,422
     10/31/1994             $14,290            $14,905
     11/30/1994             $13,666            $14,192
     12/31/1994             $13,522            $14,284
     01/31/1995             $13,164            $13,739
     02/28/1995             $13,338            $13,703
     03/31/1995             $13,338            $14,562
     04/30/1995             $13,990            $15,114
     05/31/1995             $14,425            $14,937
     06/30/1995             $14,611            $14,679
     07/31/1995             $15,335            $15,596
     08/31/1995             $14,953            $15,005
     09/30/1995             $15,335            $15,302
     10/31/1995             $14,963            $14,895
     11/30/1995             $15,232            $15,314
     12/31/1995             $15,656            $15,934
     01/31/1996             $16,122            $16,003
     02/29/1996             $16,349            $16,060
     03/31/1996             $16,391            $16,405
     04/30/1996             $16,993            $16,886
     05/31/1996             $17,225            $16,579
     06/30/1996             $17,362            $16,677
     07/31/1996             $16,740            $16,193
     08/31/1996             $17,331            $16,232
     09/30/1996             $17,668            $16,667
     10/31/1996             $18,017            $16,500
     11/30/1996             $18,967            $17,160
     12/31/1996             $19,421            $16,944
     01/31/1997             $19,684            $16,354
     02/28/1997             $19,926            $16,626
     03/31/1997             $20,080            $16,691
     04/30/1997             $20,080            $16,782
     05/31/1997             $20,957            $17,878
     06/30/1997             $22,207            $18,869
     07/31/1997             $23,161            $19,178
     08/31/1997             $22,054            $17,749
     09/30/1997             $23,863            $18,747
     10/31/1997             $21,955            $17,311
     11/30/1997             $21,845            $17,138
     12/31/1997             $22,087            $17,292
     01/31/1998             $22,240            $18,088
     02/28/1998             $23,929            $19,252
     03/31/1998             $25,540            $19,849
     04/30/1998             $25,879            $20,010
     05/31/1998             $25,540            $19,918
     06/30/1998             $25,237            $20,073
     07/31/1998             $25,459            $20,282
     08/31/1998             $21,835            $17,773
     09/30/1998             $21,052            $17,233
     10/31/1998             $22,723            $19,034
     11/30/1998             $24,021            $20,014
     12/31/1998             $24,091            $20,809
     01/31/1999             $23,799            $20,752
     02/28/1999             $23,121            $20,263
     03/31/1999             $24,282            $21,114
     04/30/1999             $26,281            $21,973
     05/31/1999             $25,261            $20,846
     06/30/1999             $26,522            $21,663
     07/31/1999             $26,670            $22,313
     08/31/1999             $26,643            $22,400
     09/30/1999             $26,160            $22,630
     10/31/1999             $26,267            $23,484
     11/30/1999             $27,287            $24,306
     12/31/1999             $29,688            $26,491
     01/31/2000             $28,064            $24,811
     02/29/2000             $28,488            $25,484
     03/31/2000             $29,565            $26,477
     04/30/2000             $28,128            $25,090
     05/31/2000             $28,361            $24,483
     06/30/2000             $29,819            $25,445
     07/31/2000             $29,417            $24,384
     08/31/2000             $29,620            $24,601
     09/30/2000             $28,533            $23,408
     10/31/2000             $27,771            $22,860
     11/30/2000             $27,601            $22,007
     12/31/2000             $28,984            $22,795
     01/31/2001             $29,141            $22,784
     02/28/2001             $28,255            $21,077
     03/31/2001             $25,816            $19,682
     04/30/2001             $27,229            $21,062
     05/31/2001             $27,090            $20,335
     06/30/2001             $26,483            $19,512
     07/31/2001             $25,778            $19,158
     08/31/2001             $25,425            $18,677
     09/30/2001             $22,377            $16,789
     10/31/2001             $22,853            $17,219
     11/30/2001             $23,973            $17,854
     12/31/2001             $24,347            $17,961

Total Return                143.47%             79.61%


** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton International Securities Fund - Class 2



                      -----------------------------------
                      Performance reflects the Fund's
                      Class 2 operating expenses, but
                      does not include any contract fees,
                      expenses or sales charges. If they
                      had been included, performance
                      would be lower. These charges and
                      deductions, particularly for
                      variable life policies, can have a
                      significant effect on contract
                      values and insurance benefits.
                      See the contract prospectus for a
                      complete description of these
                      expenses, including sales charges.
                      -----------------------------------



                   -----------------------------------------
                   Since markets can go down as well as
                   up, investment return and the value of
                   your principal will fluctuate with market
                   conditions, and you may have a gain or
                   loss when you sell your shares.
                   -----------------------------------------


136
              Past performance does not guarantee future results.

                                 TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton International Smaller Companies Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of smaller companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

During the 12 months under review, investor attention focused on the worsening state of economies around the world, most notably in the U.S. Swift monetary policy response, in the form of interest rate cuts, did not deliver conclusive signs of an economic rebound. The last few months of the year exhibited deteriorating economic indicators, a trend exacerbated by September 11's tragic events.

Although falling interest rates normally serve as a positive catalyst for stock markets, this was not the case during the reporting period. Lower reported corporate earnings and significantly reduced expectations for future profits took an inevitable toll on investor confidence. As a result, all major stock markets fell during the 12-month period, many of them significantly. Within this bleak environment, smaller companies generally outperformed larger companies partly because their lower valuations made them less vulnerable to downturns and their operations were generally more domestic in nature.

The perception that Europe's economies would grow quicker than that of the U.S. in 2001 initially helped to boost the euro's value against the U.S. dollar. However, this subsequently reversed, amid fears that the European Central Bank had been too slow to cut interest rates and economic growth might slow more than expected. In Latin America, Argentina's financial problems had an adverse impact on investor sentiment in the whole region, with Brazil particularly hard hit.

During the Fund's fiscal year, a number of Fund positions performed particularly well. These included Canadian insurer North West Company Fund, Canadian commercial printer GTC Transcontinental Group, Hong Kong-based electronics manufacturer Techtronic Industries, British retailer Debenhams, British food products supplier Geest, Mexican beverage producer Grupo Continental, Dutch health care provider OPG Groep, Indian cement manufacturer and exporter Gujarat Ambuja and Indian diversified financial services company Housing Development Finance Corporation.



                                    [CHART]

Geographic Distribution
Templeton International Smaller
Companies Fund
Based on Total Net Assets
12/31/01

Europe                                         49.0%
Asia                                           32.8%
North America                                  10.0%
Latin America/Caribbean                         2.5%
Australia/New Zealand                           1.0%
Short-Term Investments & Other Net Assets       4.7%

 Top 10 Sectors/Industries
 Templeton International Smaller Companies Fund
 Based on Equity Securities
 12/31/01

                                               % of Total
                                               Net Assets
                       ----------------------------------

                       Specialty Retail           6.8%

                       Banks                      5.5%

                       Commercial Services &
                       Supplies                   5.4%

                       Household Durables         5.4%

                       Health Care Providers &
                       Services                   5.2%

                       Multiline Retail           5.1%

                       Media                      4.6%

                       Machinery                  4.5%

                       Construction &
                       Engineering                4.5%

                       Diversified Financials     4.2%

However, the Fund was not immune from companies that announced disappointing earnings and whose stock prices declined. Standing out among these were Bermuda-based insurance provider Mutual Risk Management, Swiss machinery manufacturer Swisslog, Swiss office and factory supplier Kardex and British auto component provider Laird Group.

Looking forward, assessing the likely timing of a global economic recovery should be the most important issue in the Fund's coming year. While we have begun to tilt the portfolio away from its defensive bias, toward companies we feel may perform well as signs of recovery emerge, we will, as always, seek to maintain a broadly diversified portfolio.

In the coming months, we will continue to focus on company fundamentals as the basis for stock selection. We believe that this is the correct approach amid the currently uncertain economic environment and in volatile equity markets. In addition, given the ongoing significant divergence in valuations between small- and large-cap sectors, we remain convinced that tremendous upside potential is possible for small-cap stocks internationally.

 On November 20, 2001, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Templeton International Smaller Companies Fund (Fund) into Templeton International Securities Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2002.



 Top 10 Equity Holdings
 Templeton International Smaller Companies Fund
 12/31/01

                   Company
                   Sector/Industry,               % of Total
                   Country                        Net Assets
                   -----------------------------------------

                   Giordano International Ltd.       3.5%
                   Specialty Retail, Hong Kong

                   Techtronic Industries Co. Ltd.    3.3%
                   Household Durables,
                   Hong Kong

                   OPG Groep NV                      3.1%
                   Health Care Providers &
                   Services, Netherlands

                   Torstar Corp.                     2.6%
                   Media, Canada

                   Grupo Dragados SA                 2.5%
                   Construction &
                   Engineering, Spain

                   Halla Climate Control
                   Co. Ltd.                          2.3%
                   Electrical Equipment, South
                   Korea

                   Amer Group Ltd.                   2.2%
                   Leisure Equipment &
                   Products, Finland

                   Geest PLC                         2.1%
                   Food Products, U.K.

                   Gehe AG                           2.1%
                   Health Care Providers &
                   Services, Germany

                   GTC Transcontinental
                   Group Ltd.                        2.1%
                   Commercial Services &
                   Supplies, Canada


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.


 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Smaller Companies Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (5/1/96)
             -----------------------------------------------------
             Cumulative Total Return      -2.49%  +3.32%  +16.24%
             Average Annual Total Return  -2.49%  +0.66%   +2.69%
             Value of $10,000 Investment $ 9,751 $10,332 $ 11,624


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/01)

The graph compares the performance of Templeton International Smaller Companies Fund - Class 1 and the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (50)
This graph compares the performance of Templeton International Smaller Companies Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index* from 5/1/96-12/31/01.



                             Templeton       Salomon Smith
                 International Smaller       Barney Global
                      Companies Fund -   ex-U.S. less than
                               Class I    $2 Billion Index
----------------------------------------------------------
     05/01/1996                $10,000             $10,000
     05/31/1996                $10,150              $9,898
     06/30/1996                $10,330              $9,884
     07/31/1996                $10,210              $9,475
     08/31/1996                $10,330              $9,600
     09/30/1996                $10,410              $9,689
     10/31/1996                $10,690              $9,679
     11/30/1996                $10,890              $9,880
     12/31/1996                $11,250              $9,706
     01/31/1997                $11,330              $9,682
     02/28/1997                $11,450              $9,900
     03/31/1997                $11,490              $9,706
     04/30/1997                $11,440              $9,557
     05/31/1997                $11,670             $10,083
     06/30/1997                $11,936             $10,319
     07/31/1997                $12,026             $10,194
     08/31/1997                $12,117              $9,634
     09/30/1997                $12,569              $9,705
     10/31/1997                $11,573              $9,103
     11/30/1997                $11,232              $8,521
     12/31/1997                $11,081              $8,280
     01/31/1998                $10,689              $8,440
     02/28/1998                $11,684              $9,117
     03/31/1998                $12,227              $9,480
     04/30/1998                $12,328              $9,515
     05/31/1998                $12,066              $9,338
     06/30/1998                $11,327              $8,906
     07/31/1998                $11,105              $8,724
     08/31/1998                 $9,361              $7,432
     09/30/1998                 $9,065              $7,403
     10/31/1998                 $9,404              $7,997
     11/30/1998                 $9,805              $8,289
     12/31/1998                 $9,721              $8,390
     01/31/1999                 $9,467              $8,273
     02/28/1999                 $9,424              $8,147
     03/31/1999                 $9,826              $8,739
     04/30/1999                $10,819              $9,510
     05/31/1999                $10,756              $9,315
     06/30/1999                $11,379              $9,904
     07/31/1999                $11,565             $10,136
     08/31/1999                $11,728             $10,313
     09/30/1999                $11,358             $10,203
     10/31/1999                $11,271             $10,138
     11/30/1999                $11,423             $10,380
     12/31/1999                $12,043             $10,938
     01/31/2000                $11,989             $10,954
     02/29/2000                $12,077             $11,231
     03/31/2000                $12,664             $11,284
     04/30/2000                $12,252             $10,467
     05/31/2000                $12,197             $10,284
     06/30/2000                $12,840             $10,916
     07/31/2000                $12,607             $10,485
     08/31/2000                $12,785             $10,799
     09/30/2000                $12,165             $10,243
     10/31/2000                $11,655              $9,487
     11/30/2000                $11,545              $9,152
     12/31/2000                $11,921              $9,376
     01/31/2001                $12,497              $9,685
     02/28/2001                $12,176              $9,430
     03/31/2001                $11,356              $8,777
     04/30/2001                $11,777              $9,269
     05/31/2001                $12,187              $9,353
     06/30/2001                $11,842              $9,090
     07/31/2001                $11,625              $8,721
     08/31/2001                $11,384              $8,734
     09/30/2001                $10,182              $7,642
     10/31/2001                $10,354              $7,925
     11/30/2001                $11,087              $8,305
     12/31/2001                $11,624              $8,463

Total Return                    16.24%             -15.37%

* Source: Salomon Smith Barney. Please see Index Descriptions following the Fund Summaries.

Templeton International Smaller Companies Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                            139
              Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton International Smaller Companies Fund - Class 2*
 Periods ended 12/31/01

                                             Since
                                           Inception
                            1-Year 5-Year  (5/1/96)
----------------------------------------------------
Cumulative Total Return     -2.64%  +2.95%  +15.82%
Average Annual Total Return -2.64%  +0.58%   +2.62%
Value of $10,000 Investment $9,736 $10,295  $11,582

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +16.12% and +5.14%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/96-12/31/01)

The graph compares the performance of Templeton International Smaller Companies Fund - Class 2* and the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

GRAPHIC MATERIAL (51)
This graph compares the performance of Templeton International Smaller Companies Fund - Class 2* as tracked by the growth in value of a $10,000 investment to that of the Salomon Smith Barney Global ex-U.S. less than $2 Billion Index** from 5/1/96-12/31/01.



                          Templeton     Salomon Smith
                      International     Barney Global
                            Smaller      ex-U.S. less
                     Companies Fund   than $2 Billion
                         - Class II             Index
-----------------------------------------------------
      05/01/1996            $10,000           $10,000
      05/31/1996            $10,150            $9,898
      06/30/1996            $10,330            $9,884
      07/31/1996            $10,210            $9,475
      08/31/1996            $10,330            $9,600
      09/30/1996            $10,410            $9,689
      10/31/1996            $10,690            $9,679
      11/30/1996            $10,890            $9,880
      12/31/1996            $11,250            $9,706
      01/31/1997            $11,330            $9,682
      02/28/1997            $11,450            $9,900
      03/31/1997            $11,490            $9,706
      04/30/1997            $11,440            $9,557
      05/31/1997            $11,670           $10,083
      06/30/1997            $11,936           $10,319
      07/31/1997            $12,026           $10,194
      08/31/1997            $12,117            $9,634
      09/30/1997            $12,569            $9,705
      10/31/1997            $11,573            $9,103
      11/30/1997            $11,232            $8,521
      12/31/1997            $11,081            $8,280
      01/31/1998            $10,689            $8,440
      02/28/1998            $11,684            $9,117
      03/31/1998            $12,227            $9,480
      04/30/1998            $12,328            $9,515
      05/31/1998            $12,066            $9,338
      06/30/1998            $11,327            $8,906
      07/31/1998            $11,105            $8,724
      08/31/1998             $9,361            $7,432
      09/30/1998             $9,065            $7,403
      10/31/1998             $9,404            $7,997
      11/30/1998             $9,805            $8,289
      12/31/1998             $9,721            $8,390
      01/31/1999             $9,467            $8,273
      02/28/1999             $9,424            $8,147
      03/31/1999             $9,816            $8,739
      04/30/1999            $10,809            $9,510
      05/31/1999            $10,745            $9,315
      06/30/1999            $11,368            $9,904
      07/31/1999            $11,554           $10,136
      08/31/1999            $11,717           $10,313
      09/30/1999            $11,346           $10,203
      10/31/1999            $11,270           $10,138
      11/30/1999            $11,422           $10,380
      12/31/1999            $12,043           $10,938
      01/31/2000            $11,988           $10,954
      02/29/2000            $12,065           $11,231
      03/31/2000            $12,664           $11,284
      04/30/2000            $12,238           $10,467
      05/31/2000            $12,183           $10,284
      06/30/2000            $12,836           $10,916
      07/31/2000            $12,604           $10,485
      08/31/2000            $12,781           $10,799
      09/30/2000            $12,150           $10,243
      10/31/2000            $11,641            $9,487
      11/30/2000            $11,519            $9,152
      12/31/2000            $11,895            $9,376
      01/31/2001            $12,471            $9,685
      02/28/2001            $12,149            $9,430
      03/31/2001            $11,329            $8,777
      04/30/2001            $11,739            $9,269
      05/31/2001            $12,149            $9,353
      06/30/2001            $11,810            $9,090
      07/31/2001            $11,593            $8,721
      08/31/2001            $11,353            $8,734
      09/30/2001            $10,142            $7,642
      10/31/2001            $10,324            $7,925
      11/30/2001            $11,045            $8,305
      12/31/2001            $11,582            $8,463

Total Return                 15.82%           -15.37%

** Source: Salomon Smith Barney. Please see Index Descriptions following the Fund Summaries.

Templeton International Smaller Companies
Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

140
              Past performance does not guarantee future results.

Report of Special Meeting of Shareholders
Franklin Global Communications Securities Fund (Fund)


At a special meeting (the Meeting) held on February 7, 2002, the shareholders of the Fund approved changes to, and the elimination of certain of the Fund's fundamental investment restrictions. The shareholder vote was as follows:

1. Regarding the approval of changes in the following investment restrictions:

                                                                  % of Shares Shares Voted  % of Shares Shares        % of Shares
                                  Shares Voted   Shares Voted For Voted       Against       Voted       Abstained     Abstained
--------------------------------- -------------- ---------------- ----------- ------------- ----------- ------------- -----------
a) Diversification of Investments 38,715,053.776  34,500,584.917     89.11    1,585,852.701    4.10     2,628,616.158    6.79
b) Borrowing                      38,715,053.776  32,043,456.191     82.77    3,127,602.302    8.08     3,543,995.282    9.15
c) Lending                        38,715,053.776  32,452,855.432     83.83    2,780,577.883    7.18     3,481,620.462    8.99
d) Underwriting                   38,715,053.776  33,184,560.545     85.72    1,987,604.777    5.13     3,542,888.454    9.15
e) Senior Securities              38,715,053.776  33,152,949.009     85.63    2,395,072.760    6.19     3,167,032.007    8.18
f) Real Estate and Commodities    38,715,053.776  33,232,338.508     85.84    2,384,980.217    6.16     3,097,735.050    8.00

2. Regarding the approval to eliminate certain fundamental investment restrictions:

                                % of Shares Shares Voted  % of Shares Shares        % of Shares
Shares Voted   Shares Voted For Voted       Against       Voted       Abstained     Abstained
-------------- ---------------- ----------- ------------- ----------- ------------- -----------
38,715,053.776  32,993,446.626   85.22      2,573,717.927 6.65        3,147,889.223    8.13

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                                             INDEX DESCRIPTIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, Ukraine, Uruguay and Venezuela.
--------------------------------------------------------------------------------
J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index includes securities in the Lehman Brothers Government and Corporate Bond indexes. These securities are fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $50 million for corporate securities and $100 million for government securities. The index includes all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, and issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

--------------------------------------------------------------------------------
Lipper Science & Technology Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Science & Technology Funds Prospective Investment Objective Classification in the Lipper underlying funds universe. Lipper Science & Technology Funds are defined as all mutual funds that invest at least 65% of their assets in science and technology stocks. As of 12/31/01, there were 381 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/01, there were 253 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/01, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as all funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/01, there were 43 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5- and 10-Year Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
measures the total return (gross dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).

--------------------------------------------------------------------------------
Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index has been reconstituted annually since 1989.
--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index that includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under two billion dollar market cap of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are weighted according to their market capitalization (shares outstanding times price).
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Standard & Poor's Health Care Composite Index is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care-related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-ask spread ownership, share turnover and number of no trade days) and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). It is rebalanced monthly, and returns are calculated on a buy-and-hold basis. The index is capitalization-weighted and includes reinvested dividends.
--------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

                         Per share operating performance                                            Ratios/supplemental data
-----------------------------------------------------------------------------------           --------------------------------------
                                                                                                                   Ratio
                          Net                                                                          Ratio of    of net
         Net      Net   realized              Dis-      Dis-                                    Net    expenses  investment
        asset   invest-  & un-    Total     butions   butions                                 assets,     to      income
        value,   ment  realized   from      from net  from net  Total    Net asset              end    average    (loss)   Portfolio
 Year beginning income   gains  investment investment realized  distri-  value, end  Total    of year    net     to average turnover
ended  of year  (loss) (losses) operations   income    gains    butions   of year   return/b/ (000's)   assets   net assets  rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
Class 1
 2000g $10.00  $ .02   $(2.43)   $(2.41)   $   --     $  --     $  --     $ 7.59    (24.10)% $  13,021   .90%/a/    35%/a/    86.65%
 2001    7.59   (.02)   (1.69)    (1.71)     (.01)       --      (.01)      5.87    (22.67)      8,294   .85      (.38)      182.27
Class 2
 2001/r/ 7.48   (.04)   (1.57)    (1.61)     (.01)       --      (.01)      5.86    (22.81)          2  1.10/a/   (.75)/a/   182.27
Franklin Global Communications Securities Fund
Class 1
 1997   18.18    .90     3.54      4.44      (.96)     (1.33)   (2.29)     20.33     26.76   1,129,904   .50      3.91        17.00
 1998   20.33    .76     1.41      2.17      (.83)     (1.22)   (2.05)     20.45     11.19     986,755   .50      3.15        33.85
 1999   20.45    .37     6.91      7.28      (.84)     (2.03)   (2.87)     24.86     39.42     987,011   .51      1.81        87.53
 2000   24.86    .11    (6.77)    (6.66)     (.50)     (4.82)   (5.32)     12.88    (32.85)    523,288   .52       .54       117.99
 2001   12.88    .04    (3.55)    (3.51)     (.01)     (2.49)   (2.50)      6.87    (29.24)    265,055   .55       .46       105.36
Class 2
 1999/e/21.02    .26     6.37      6.63      (.84)     (2.03)   (2.87)     24.78     35.17         491   .77/a/   1.24/a/     87.53
 2000   24.78    .05    (6.72)    (6.67)     (.43)     (4.82)   (5.25)     12.86    (32.97)        499   .77       .29       117.99
 2001   12.86    .02    (3.54)    (3.52)     (.01)     (2.49)   (2.50)      6.84    (29.40)        312   .80       .21       105.36
Franklin Global Health Care Securities Fund
Class 1
 1998/d/10.00    .03      .68       .71        --         --       --      10.71      7.10       8,990   .84/a/    .84/a/     40.80
 1999   10.71    .01     (.88)     (.87)     (.02)        --     (.02)      9.82     (8.10)     11,307   .82       .09       188.22
 2000    9.82    .02     7.10      7.12      (.01)        --     (.01)     16.93     72.57      44,714   .78       .16       131.71
 2001   16.93   (.02)   (2.09)    (2.11)     (.02)     (1.84)   (1.86)     12.96    (13.18)     27,193   .83      (.18)      107.58
Class 2
 1999e  10.77   (.03)    (.93)     (.96)     (.02)        --     (.02)      9.79     (8.89)         83   1.07/a/  (.30)/a/   188.22
 2000    9.79   (.01)    7.07      7.06        --/l/      --       --      16.85     72.13         369   1.03     (.07)      131.71
 2001   16.85   (.08)   (2.05)    (2.13)       --      (1.84)   (1.84)     12.88    (13.33)      1,300   1.08     (.59)      107.58
Franklin Growth and Income Securities Fund
Class 1
 1997   17.55    .67     4.05      4.72      (.64)      (.62)   (1.26)     21.01     27.74   1,338,476    .49     3.53        36.71
 1998   21.01    .69      .99      1.68      (.69)     (1.64)   (2.33)     20.36      8.33   1,318,743    .49     3.27        27.32
 1999   20.36    .57     (.16)      .41      (.79)     (2.20)   (2.99)     17.78      1.10     964,553    .49     2.94        39.80
 2000   17.78    .45     2.26      2.71     (1.17)     (2.16)   (3.33)     17.16     17.99     810,837    .50     2.75        66.82
 2001   17.16    .37/t/  (.70)/t/  (.33)     (.05)     (1.51)   (1.56)     15.27     (2.02)    646,851    .51     2.31/t/    119.78
Class 2
 1999/e/20.71    .47     (.46)      .01      (.79)     (2.20)   (2.99)     17.73      (.86)        789    .75/a/  2.55/a/     39.80
 2000   17.73    .40     2.27      2.67     (1.11)     (2.16)   (3.27)     17.13     17.79       2,311    .75     2.46        66.82
 2001   17.13    .33/t/  (.70)/t/  (.37)     (.05)     (1.51)   (1.56)     15.20     (2.28)     11,789    .76     2.13/t/    119.78
Franklin High Income Fund
Class 1
 1997   14.16   1.33      .22      1.55     (1.22)      (.04)   (1.26)     14.45     11.47     496,036    .53     9.64        36.38
 1998   14.45   1.43    (1.25)      .18     (1.27)      (.08)   (1.35)     13.28       .99     446,609    .53     9.96        41.71
 1999   13.28   1.24    (1.19)      .05     (3.03)      (.44)   (3.47)      9.86      (.07)    314,131    .54     9.97        22.17
 2000    9.86   1.08    (2.36)    (1.28)     (.04)        --     (.04)      8.54    (13.00)    189,986    .57    11.43        20.37
 2001    8.54    .87/t/  (.50)/t/   .37     (1.47)        --    (1.47)      7.44      4.26     151,924    .62    10.63/t/     30.03
Class 2
 1999/e/13.36   1.11    (1.18)     (.07)    (3.02)      (.44)   (3.46)      9.83      (.96)        448    .80/a/  9.51/a/     22.17
 2000    9.83   1.04    (2.33)    (1.29)     (.04)        --     (.04)      8.50    (13.15)        432    .82    11.16        20.37
 2001    8.50    .84/t/  (.48)/t/   .36     (1.45)        --    (1.45)      7.41      4.18         832    .87    10.39/t/     30.03

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

                         Per share operating performance                                            Ratios/supplemental data
-----------------------------------------------------------------------------------           --------------------------------------
                                                                                                                   Ratio
                          Net                                                                          Ratio of    of net
         Net      Net   realized            Distri-   Distri-                                   Net    expenses  investment
        asset   invest-  & un-    Total     butions   butions                                 assets,     to      income
        value,   ment  realized   from      from net  from net  Total    Net asset              end    average    (loss)   Portfolio
 Year beginning income   gains  investment investment realized  distri-  value, end  Total    of year    net     to average turnover
ended  of year  (loss) (losses) operations   income    gains    butions   of year   return/b/ (000's)   assets   net assets  rate
------------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund
Class 1
 1997  $17.21   $1.40   $ 1.38   $ 2.78     $(1.33)   $ (.29)   $(1.62)   $18.37    17.09%  $1,406,787   .50%      7.53%     14.68%
 1998   18.37    1.37    (1.07)     .30      (1.42)     (.33)    (1.75)    16.92     1.64    1,185,840   .49       6.94      12.22
 1999   16.92    1.19    (1.43)    (.24)     (1.46)     (.53)    (1.99)    14.69    (1.82)     775,116   .50       7.41      11.89
 2000   14.69    1.17     1.40     2.57      (1.85)     (.71)    (2.56)    14.70    19.77      647,370   .50       8.21      23.92
 2001   14.70    1.09t    (.92)t    .17      (1.03)     (.88)    (1.91)    12.96      .98      527,047   .53       7.90/t/   32.52
Class 2
 1999e  17.07    1.10    (1.53)    (.43)     (1.46)     (.53)    (1.99)    14.65    (2.93)       1,302   .75/a/    7.36/a/   11.89
 2000   14.65    1.14     1.39     2.53      (1.81)     (.71)    (2.52)    14.66    19.43        2,534   .75       7.99      23.92
 2001   14.66    1.03t    (.90)t    .13      (1.03)     (.88)    (1.91)    12.88      .76        9,067   .78       7.68/t/   32.52
Franklin Large Cap Growth Securities Fund
Class 1
 1997   11.36     .06     2.02     2.08       (.02)       --      (.02)    13.42    18.31      109,355   .77        .72      19.90
 1998   13.42     .10     2.62     2.72       (.06)       --      (.06)    16.08    20.29      220,952   .77       1.00      12.17
 1999   16.08     .11     4.96     5.07       (.08)       --      (.08)    21.07    31.65      407,515   .77        .63      41.78
 2000   21.07     .09     1.14     1.23       (.11)    (1.16)    (1.27)    21.03     5.75      431,384   .78        .43      70.16
 2001   21.03     .10    (2.13)   (2.03)      (.11)    (4.37)    (4.48)    14.52   (11.26)     300,135   .78        .56      75.67
Class 2
 1999/e/16.47     .04     4.58     4.62       (.08)       --      (.08)    21.01    28.11          542  1.02/a/     .22/a/   41.78
 2000   21.01     .03     1.13     1.16       (.08)    (1.16)    (1.24)    20.93     5.46        1,081  1.03        .17      70.16
 2001   20.93     .05    (2.12)   (2.07)      (.06)    (4.37)    (4.43)    14.43   (11.43)       5,290  1.03        .30      75.67
Franklin Money Market Fund
Class 1
 1997    1.00     .05       --      .05       (.05)       --      (.05)     1.00     5.24      367,449   .45/j/    5.11         --
 1998    1.00     .05       --      .05       (.05)       --      (.05)     1.00     5.22      414,341   .45/j/    5.08         --
 1999    1.00     .05       --      .05       (.05)       --      (.05)     1.00     4.76      364,028   .53       4.64         --
 2000    1.00     .06       --      .06       (.06)       --      (.06)     1.00     5.95      274,580   .55       5.75         --
 2001    1.00     .04       --      .04       (.04)       --      (.04)     1.00     3.91      200,911   .56       3.89         --
Class 2
 1999/e/ 1.00     .04       --      .04       (.04)       --      (.04)     1.00     4.39        8,602   .79/a/    4.51/a/      --
 2000    1.00     .06       --      .06       (.06)       --      (.06)     1.00     5.69       21,609   .79       5.59         --
 2001    1.00     .04       --      .04       (.04)       --      (.04)     1.00     3.65          952   .81       3.52         --
Franklin Natural Resources Securities Fund
Class 1
 1997   14.29     .15    (2.83)   (2.68)      (.20)       --      (.20)    11.41   (18.98)      74,924   .69       1.00       85.22
 1998   11.41     .15    (3.02)   (2.87)      (.15)       --      (.15)     8.39   (25.38)      45,927   .64       1.21       64.68
 1999    8.39     .06     2.64     2.70       (.16)       --      (.16)    10.93    32.25       42,861   .66        .64       51.19
 2000   10.93     .11     3.85     3.96       (.08)       --      (.08)    14.81    36.48       48,739   .67        .88       69.81
 2001   14.81     .12    (2.92)   (2.80)      (.12)       --      (.12)    11.89   (19.13)      26,570   .69        .88       72.53
Class 2
 1999/e/ 8.70     .02     2.35     2.37       (.16)       --      (.16)    10.91    27.30           68   .92/a/     .23/a/    51.19
 2000   10.91     .07     3.86     3.93       (.06)       --      (.06)    14.78    36.26        2,430   .92        .53       69.81
 2001   14.78     .07    (2.91)   (2.84)      (.11)       --      (.11)    11.83   (19.39)       6,588   .94        .54       72.53
Franklin Real Estate Fund
Class 1
 1997   22.15     .72     3.72     4.44       (.67)     (.32)     (.99)    25.60    20.70      440,554   .54       3.59       11.62
 1998   25.60    1.45    (5.60)   (4.15)      (.94)     (.58)    (1.52)    19.93   (16.82)     282,290   .54       5.44       13.21
 1999   19.93     .88    (1.77)    (.89)     (1.73)    (2.39)    (4.12)    14.92    (6.14)     158,553   .58       4.83       10.27
 2000   14.92     .84     3.55     4.39      (1.15)     (.69)    (1.84)    17.47    31.95      153,203   .60       5.29       16.41
 2001   17.47     .74      .65     1.39       (.72)       --      (.72)    18.14     8.19      134,058   .59       4.25       34.21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



                                  Per share operating performance
         ----------------------------------------------------------------------------------------
            Net       Net       Net                                 Distri-
           asset    invest-  realized &     Total   Distributions   butions
           value,    ment    unrealized     from      from net     from net    Total    Net asset
 Year    beginning  income     gains     investment   investment   realized   distri-  value, end    Total
ended     of year  (loss)/1/  (losses)   operations    income       gains     butions    of year    return/b/
--------------------------------------------------------------------------------------------------------------

Franklin Real Estate Fund (cont.)
Class 2
 1999/e/  $20.21    $1.29     $(2.50)     $(1.21)     $(1.73)       $(2.39)   $(4.12)    $14.88     (7.66)%
 2000      14.88      .93       3.41        4.34       (1.15)         (.69)    (1.84)     17.38     31.59
 2001      17.38      .80        .52        1.32        (.71)           --      (.71)     17.99      7.88

Franklin Rising Dividends Securities Fund
Class 1
 1997      15.40      .22       4.77        4.99        (.26)         (.45)     (.71)     19.68     33.03
 1998      19.68      .23       1.07        1.30        (.22)        (2.65)    (2.87)     18.11      6.92
 1999      18.11      .22      (1.57)      (1.35)       (.29)        (2.86)    (3.15)     13.61     (9.70)
 2000      13.61      .20       2.18        2.38        (.50)        (2.26)    (2.76)     13.23     21.05
 2001      13.23      .18       1.60        1.78        (.01)         (.81)     (.82)     14.19     13.90
Class 2
 1999/e/   18.28      .17      (1.74)      (1.57)       (.29)        (2.86)    (3.15)     13.56    (10.84)
 2000      13.56      .17       2.17        2.34        (.46)        (2.26)    (2.72)     13.18     20.71
 2001      13.18      .15       1.58        1.73        (.01)         (.81)     (.82)     14.09     13.57

Franklin S&P 500 Index Fund
Class 1
 1999/f/   10.00      .03        .53         .56          --            --        --      10.56      5.60
 2000      10.56      .11      (1.00)       (.89)       (.01)           --      (.01)      9.66     (8.47)
 2001       9.66      .09      (1.28)      (1.19)       (.08)           --/n/   (.08)      8.39    (12.31)
Class 2
 1999/f/   10.00      .04        .51         .55          --            --        --      10.55      5.50
 2000      10.55      .08      (1.00)       (.92)         --/m/         --        --       9.63     (8.70)
 2001       9.63      .06      (1.27)      (1.21)       (.05)           --/n/   (.05)      8.37    (12.72)
Class 3
 1999/f/   10.00      .03        .52         .55          --            --        --      10.55      5.50
 2000      10.55      .06       (.98)       (.92)       (.01)           --      (.01)      9.62     (8.77)
 2001       9.62      .05      (1.27)      (1.22)       (.07)           --/n/   (.07)      8.33    (12.64)

Franklin Small Cap Fund
Class 1
 1997      13.20      .01       2.24        2.25        (.03)         (.37)     (.40)     15.05     17.42
 1998      15.05      .07       (.20)       (.13)       (.01)        (1.19)    (1.20)     13.72      (.98)
 1999      13.72     (.01)     13.25       13.24        (.08)         (.01)     (.09)     26.87     96.94
 2000      26.87      .11      (3.81)      (3.70)         --         (1.92)    (1.92)     21.25    (14.60)
 2001      21.25      .09      (3.28)      (3.19)       (.09)           --      (.09)     17.97    (15.02)
Class 2
 1999/e/   14.25     (.04)     12.68       12.64        (.08)         (.01)     (.09)     26.80     89.05
 2000      26.80      .12      (3.86)      (3.74)         --         (1.92)    (1.92)     21.14    (14.76)
 2001      21.14      .03      (3.25)      (3.22)       (.07)           --      (.07)     17.85    (15.25)

Franklin Technology Securities Fund
Class 1
 2000/g/   10.00     (.02)     (2.40)      (2.42)         --            --        --       7.58    (24.20)
 2001       7.58     (.01)     (2.22)      (2.23)         --            --        --       5.35    (29.42)
Class 2
 2000/h/   13.13     (.01)     (5.55)      (5.56)         --            --        --       7.57    (42.35)
 2001       7.57     (.03)     (2.21)      (2.24)         --            --        --       5.33    (29.59)





                             Ratios/supplemental data
                ----------------------------------------------------
                                            Ratio of net
                    Net        Ratio of      investment
                assets, end    expenses     income (loss)  Portfolio
 Year             of year     to average     to average    turnover
ended             (000's)     net assets     net assets      rate
--------------------------------------------------------------------

Franklin Real Estate Fund (cont.)
Class 2
 1999/e/        $  2,449         .83%/a/       8.84%/a/      10.27%
 2000             23,743         .85           5.75          16.41
 2001             95,891         .84           4.60          34.21

Franklin Rising Dividends Securities Fund
Class 1
 1997            780,298         .74           1.24          37.04
 1998            751,869         .72           1.20          26.44
 1999            450,549         .75           1.35           5.32
 2000            363,485         .78           1.66          12.26
 2001            347,336         .76           1.36          11.78
Class 2
 1999/e/             549        1.01/a/        1.15/a/        5.32
 2000              1,041        1.03           1.44          12.26
 2001             11,831        1.01           1.13          11.78

Franklin S&P 500 Index Fund
Class 1
 1999/f/          14,888         .55/a,j/      1.77/a/          --
 2000             45,106         .32           1.06          15.85
 2001             43,643         .36           1.05          23.15
Class 2
 1999/f/              88         .80/a,j/      2.17/a/          --
 2000                 80         .59            .81          15.85
 2001              1,592         .61            .77          23.15
Class 3
 1999/f/           2,349         .80/a,j/      1.78/a/          --
 2000             10,174         .80/j/         .58          15.85
 2001             19,753         .80/j/         .62          23.15

Franklin Small Cap Fund
Class 1
 1997            313,462         .77            .06          64.07
 1998            315,460         .77            .51          53.01
 1999            488,062         .77           (.05)         39.49
 2000            387,474         .75            .42          19.49
 2001            266,694         .76            .50          37.94
Class 2
 1999/e/           6,156        1.02/a/        (.18)/a/      39.49
 2000            301,420        1.00            .49          19.49
 2001            401,663        1.01            .19          37.94

Franklin Technology Securities Fund
Class 1
 2000/g/           9,066         .99/a/        (.30)/a/     106.77
 2001              5,126        1.03           (.17)        179.25
Class 2
 2000/h/           1,855        1.24/a/        (.29)/a/     106.77
 2001              8,740        1.28           (.52)        179.25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST




                                  Per share operating performance
         ----------------------------------------------------------------------------------------
            Net       Net       Net                                 Distri-
           asset    invest-  realized &     Total   Distributions   butions
           value,    ment    unrealized     from      from net     from net    Total    Net asset
 Year    beginning  income     gains     investment   investment   realized   distri-  value, end    Total
ended     of year  (loss)/1/  (losses)   operations    income       gains     butions    of year    return/b/
--------------------------------------------------------------------------------------------------------------
Franklin U.S. Government Fund
Class 1
 1997     $13.47    $1.00      $  .21      $ 1.21      $ (.76)        $--     $ (.76)     $13.92       9.31%
 1998      13.92      .99         .01        1.00       (1.03)         --      (1.03)      13.89       7.44
 1999      13.89      .83        (.96)       (.13)      (1.98)         --      (1.98)      11.78       (.94)
 2000      11.78      .79         .60        1.39        (.01)         --       (.01)      13.16      11.82
 2001      13.16      .80/t/      .17/t/      .97        (.97)         --       (.97)      13.16       7.62
Class 2
 1999/e/   13.89      .77        (.92)       (.15)      (1.96)         --      (1.96)      11.78      (1.10)
 2000      11.78      .77         .57        1.34        (.01)         --       (.01)      13.11      11.39
 2001      13.11      .75/t/      .18/t/      .93        (.96)         --       (.96)      13.08       7.37

Franklin Value Securities Fund
Class 1
 1998/d/   10.00      .02       (2.23)      (2.21)         --          --         --        7.79     (22.10)
 1999       7.79      .05         .08         .13        (.02)         --       (.02)       7.90       1.65
 2000       7.90      .10        1.89        1.99        (.03)         --       (.03)       9.86      25.23
 2001       9.86      .11        1.29        1.40        (.05)       (.24)      (.29)      10.97      14.21
Class 2
 1999/e/    7.97      .05        (.12)       (.07)       (.02)         --       (.02)       7.88       (.90)
 2000       7.88      .08        1.88        1.96        (.03)         --       (.03)       9.81      25.02
 2001       9.81      .08        1.28        1.36        (.04)       (.24)      (.28)      10.89      13.79

Franklin Zero Coupon Fund - 2005
 1997      16.35     1.14         .63        1.77       (1.06)       (.01)     (1.07)      17.05      11.37
 1998      17.05     1.01        1.03        2.04       (1.10)       (.25)     (1.35)      17.74      12.53
 1999      17.74      .98       (2.01)      (1.03)      (2.10)       (.10)     (2.20)      14.51      (5.88)
 2000      14.51      .93         .84        1.77        (.01)       (.39)      (.40)      15.88      12.56
 2001      15.88      .94/t/      .42/t/     1.36       (1.04)       (.18)     (1.22)      16.02       8.93

Franklin Zero Coupon Fund - 2010
 1997      16.29     1.02        1.54        2.56       (1.01)       (.01)     (1.02)      17.83      16.57
 1998      17.83     1.09        1.39        2.48       (1.11)       (.15)     (1.26)      19.05      14.45
 1999      19.05      .99       (3.24)      (2.25)      (2.14)       (.51)     (2.65)      14.15     (12.24)
 2000      14.15      .94        1.67        2.61        (.02)       (.24)      (.26)      16.50      18.72
 2001      16.50      .92/t/     (.06)/t/     .86       (1.21)       (.82)     (2.03)      15.33       5.62

Mutual Discovery Securities Fund
Class 1
 1997      10.21      .13        1.84        1.97        (.01)         --       (.01)      12.17      19.25
 1998      12.17      .20        (.76)       (.56)       (.17)       (.15)      (.32)      11.29      (5.00)
 1999      11.29      .17        2.48        2.65        (.37)         --       (.37)      13.57      23.76
 2000      13.57      .26        1.14        1.40        (.42)         --       (.42)      14.55      10.45
 2001      14.55      .24        (.08)        .16        (.30)      (1.85)     (2.15)      12.56        .39
Class 2
 1999/e/   11.65      .11        2.15        2.26        (.37)         --       (.37)      13.54      19.68
 2000      13.54      .22        1.14        1.36        (.40)         --       (.40)      14.50      10.21
 2001      14.50      .13         .01         .14        (.29)      (1.85)     (2.14)      12.50        .24




                                  Ratios/supplemental data
                     ----------------------------------------------------
                                                 Ratio of net
                         Net        Ratio of      investment
                     assets, end    expenses     income (loss)  Portfolio
 Year                  of year     to average     to average    turnover
ended                  (000's)     net assets     net assets      rate
-------------------------------------------------------------------------
Franklin U.S. Government Fund
Class 1
 1997                 $765,084        .50%          6.49%        16.84%
 1998                  710,832        .50           6.22         31.34
 1999                  515,033        .51           6.25          7.90
 2000                  424,513        .52           6.48          6.28
 2001                  392,453        .53           6.06/t/      29.09/s/
Class 2
 1999/e/                 1,877        .77/a/        5.95/a/       7.90
 2000                    3,961        .77           6.22          6.28
 2001                   23,356        .78           5.69/t/      29.09/s/

Franklin Value Securities Fund
Class 1
 1998/d/                 9,013       .83/a/          .95/a/      22.79
 1999                   11,320       .81             .65         61.23
 2000                   19,455       .84            1.13         42.47
 2001                   32,604       .77            1.07         40.54
Class 2
 1999/e/                 1,263      1.06/a/         .62/a/       61.23
 2000                    7,209      1.09            .90          42.47
 2001                   34,282      1.02            .81          40.54

Franklin Zero Coupon Fund - 2005
 1997                   77,296       .40/j/        6.16           4.52
 1998                   84,487       .40/j/        5.82           3.87
 1999                   65,895       .65           5.93          15.87
 2000                   62,288       .66           6.27          32.88
 2001                   60,233       .68           5.87/t/        2.02

Franklin Zero Coupon Fund - 2010
 1997                   85,515       .40/j/        6.21          12.20
 1998                   93,515       .40/j/        5.55          15.92
 1999                   66,049       .65           5.83          19.30
 2000                   56,720       .65           6.28          34.39
 2001                   51,002       .68           5.73/t/       23.68

Mutual Discovery Securities Fund
Class 1
 1997                  198,653      1.06           1.19          55.93
 1998                  224,656      1.01/k/        1.94          93.99
 1999                  202,777      1.01/k/        1.42         104.69
 2000                  191,051      1.02/k/        1.80          74.77
 2001                  164,527      1.02/k/        1.76          64.58
Class 2
 1999/e/                   413      1.27/a/         .94/a/      104.69
 2000                    1,035      1.27/k/        1.59          74.77
 2001                    5,681      1.27/k/        1.03          64.58


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST




                                  Per share operating performance
         ----------------------------------------------------------------------------------------
            Net       Net       Net                                 Distri-
           asset    invest-  realized &     Total   Distributions   butions
           value,    ment    unrealized     from      from net     from net    Total    Net asset
 Year    beginning  income     gains     investment   investment   realized   distri-  value, end    Total
ended     of year  (loss)/1/  (losses)   operations    income       gains     butions    of year    return/b/
--------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
Class 1
 1997     $10.35     $ .13     $ 1.71       $ 1.84     $ (.01)      $  --     $ (.01)    $12.18      17.73%
 1998      12.18       .28       (.25)         .03       (.13)       (.12)      (.25)     11.96        .09
 1999      11.96       .20       1.41         1.61       (.34)         --       (.34)     13.23      13.40
 2000      13.23       .30       1.42         1.72       (.38)       (.33)      (.71)     14.24      13.62
 2001      14.24       .21        .86         1.07       (.29)       (.94)     (1.23)     14.08       7.31
Class 2
 1999/e/   12.36       .16       1.07         1.23       (.34)         --       (.34)     13.25       9.91
 2000      13.25       .26       1.41         1.67       (.37)       (.33)      (.70)     14.22      13.25
 2001      14.22       .15        .88         1.03       (.28)       (.94)     (1.22)     14.03       7.04

Templeton Asset Strategy Fund/o/
Class 1
 1997      21.08       .67       2.44         3.11       (.63)      (1.21)     (1.84)     22.35      15.52
 1998      22.35       .69        .75         1.44       (.66)       (.67)     (1.33)     22.46       6.41
 1999      22.46       .44       3.78         4.22       (.50)      (2.81)     (3.31)     23.37      22.86
 2000      23.37       .44       (.45)        (.01)      (.52)      (3.62)     (4.14)     19.22        .29
 2001      19.22       .38/t/   (2.16)/t/    (1.78)      (.26)      (1.67)     (1.93)     15.51      (9.72)
Class 2
 1997/c/   20.40        .16      1.76         1.92         --          --         --      22.32       9.41
 1998      22.32        .63       .74         1.37       (.64)       (.67)     (1.31)     22.38       6.10
 1999      22.38        .36      3.80         4.16       (.46)      (2.81)     (3.27)     23.27      22.54
 2000      23.27        .37      (.43)        (.06)      (.46)      (3.62)     (4.08)     19.13        .04
 2001      19.13        .33/t/  (2.15)/t/    (1.82)      (.23)      (1.67)     (1.90)     15.41      (9.95)

Templeton Developing Markets Securities Fund/p/
Class 1
 1997       9.43        .09     (2.82)       (2.73)      (.04)       (.03)      (.07)      6.63     (29.22)
 1998       6.63        .07     (1.42)       (1.35)      (.09)       (.06)      (.15)      5.13     (20.94)
 1999       5.13        .05      2.67         2.72       (.08)         --       (.08)      7.77      53.84
 2000       7.77        .07     (2.52)       (2.45)      (.07)         --       (.07)      5.25     (31.76)
 2001       5.25        .08      (.50)        (.42)      (.05)         --       (.05)      4.78      (8.08)
Class 2
 1997/c/    9.85        .04     (3.27)       (3.23)        --          --         --       6.62     (32.79)
 1998       6.62        .07     (1.42)       (1.35)      (.09)       (.06)      (.15)      5.12     (21.03)
 1999       5.12        .03      2.66         2.69       (.07)         --       (.07)      7.74      53.27
 2000       7.74        .06     (2.53)       (2.47)      (.05)         --       (.05)      5.22     (32.04)
 2001       5.22        .07      (.49)        (.42)      (.04)         --       (.04)      4.76      (8.08)

Templeton Global Income Securities Fund
Class 1
 1997      13.61       1.05      (.73)         .32       (.96)         --       (.96)     12.97       2.55
 1998      12.97       1.07      (.19)         .88       (.98)         --       (.98)     12.87       7.08
 1999      12.87        .68     (1.42)        (.74)     (1.06)         --      (1.06)     11.07      (5.79)
 2000      11.07        .68      (.20)         .48       (.02)         --       (.02)     11.53       4.32
 2001      11.53        .59/t/   (.32)/t/      .27       (.41)         --       (.41)     11.39       2.55
Class 2
 1999/e/   12.93        .60     (1.44)        (.84)     (1.05)         --      (1.05)     11.04      (6.53)
 2000      11.04        .65      (.19)         .46       (.02)         --       (.02)     11.48       4.14
 2001      11.48        .55/t/   (.31)/t/      .24       (.39)         --       (.39)     11.33       2.24






                                  Ratios/supplemental data
                     ----------------------------------------------------
                                                 Ratio of net
                         Net        Ratio of      investment
                     assets, end    expenses     income (loss)  Portfolio
 Year                  of year     to average     to average    turnover
ended                  (000's)     net assets     net assets      rate
-------------------------------------------------------------------------

Mutual Shares Securities Fund
Class 1
 1997                 $387,787        .80%           2.10%       49.01%
 1998                  482,444        .79/k/         2.60        70.19
 1999                  448,278        .79/k/         1.59        80.02
 2000                  407,063        .80/k/         2.23        66.67
 2001                  399,336        .79/k/         1.42        54.73
Class 2
 1999/e/                 5,716       1.04/a/         1.26/a/     80.02
 2000                   37,087       1.05/k/         1.96        66.67
 2001                  262,621       1.04/k/         1.04        54.73

Templeton Asset Strategy Fund/o/
Class 1
 1997                  735,568        .74            3.32        45.27
 1998                  692,163        .78            2.88        43.18
 1999                  671,549        .74            2.06        45.34
 2000                  628,244        .81            2.20        30.32
 2001                  501,074        .81            2.28/t/     35.63
Class 2
 1997/c/                 9,665       1.03/a/         1.97/a/     45.27
 1998                   15,763       1.03            2.61        43.18
 1999                   20,962        .99            1.71        45.34
 2000                   32,346       1.07            1.91        30.32
 2001                   38,974       1.06            1.99/t/     35.63

Templeton Developing Markets Securities Fund/p/
Class 1
 1997                  163,459       1.58            1.63        23.82
 1998                  180,684       1.66            1.67        23.22
 1999                  297,605       1.50             .82        60.27
 2000                  301,645       1.56            1.13        89.48
 2001                  240,289       1.57            1.64        78.29
Class 2
 1997/c/                 9,569       1.77/a/         1.48/a/     23.82
 1998                   17,287       1.91            1.44        23.22
 1999                   49,654       1.75             .52        60.27
 2000                   56,617       1.81             .88        89.48
 2001                   64,081       1.82            1.37        78.29

Templeton Global Income Securities Fund
Class 1
 1997                  185,016        .62            7.03       181.61
 1998                  150,941        .63            6.86        84.17
 1999                   90,537        .65            5.65        80.76
 2000                   81,171        .72            6.22        40.43
 2001                   63,781        .71            5.22/t/    122.45
Class 2
 1999/e/                   443        .91/a/         5.36/a/     80.76
 2000                    1,237        .97            5.94        40.43
 2001                    1,286        .96            4.95/t/    122.45


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST




                                  Per share operating performance
         ----------------------------------------------------------------------------------------
            Net       Net       Net                                 Distri-
           asset    invest-  realized &     Total   Distributions   butions
           value,    ment    unrealized     from      from net     from net    Total    Net asset
 Year    beginning  income     gains     investment   investment   realized   distri-  value, end    Total
ended     of year  (loss)/1/  (losses)   operations    income       gains     butions    of year    return/b/
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund
Class 1
 1997     $13.80     $ .33     $ 1.53      $ 1.86      $ (.24)      $ (.08)   $ (.32)    $15.34       13.50%
 1998      15.34       .35        .98        1.33        (.41)       (1.49)    (1.90)     14.77        8.98
 1999      14.77       .28       2.66        2.94        (.36)       (1.72)    (2.08)     15.63       21.04
 2000      15.63       .30       (.15)        .15        (.27)       (1.75)    (2.02)     13.76        1.74
 2001      13.76       .26       (.36)       (.10)       (.28)       (2.29)    (2.57)     11.09        (.98)
Class 2
 1999/e/   15.34       .17       2.17        2.34        (.36)       (1.72)    (2.08)     15.60       16.35
 2000      15.60       .25       (.15)        .10        (.26)       (1.75)    (2.01)     13.69        1.47
 2001      13.69       .21       (.34)       (.13)       (.26)       (2.29)    (2.55)     11.01       (1.31)

Templeton International Securities Fund/q/
Class 1
 1997      18.40       .49       2.01        2.50        (.51)        (.21)     (.72)     20.18       13.95
 1998      20.18       .60       1.29        1.89        (.49)        (.89)    (1.38)     20.69        9.33
 1999      20.69       .33       3.78        4.11        (.57)       (1.98)    (2.55)     22.25       23.61
 2000      22.25       .40       (.95)       (.55)       (.43)       (2.49)    (2.92)     18.78       (2.19)
 2001      18.78       .23      (5.23)      (5.00)       (.26)       (1.67)    (1.93)     11.85      (15.75)
Class 2
 1997/c/   18.40       .07       1.67        1.74          --           --        --      20.14        9.46
 1998      20.14       .59       1.25        1.84        (.48)        (.89)    (1.37)     20.61        9.08
 1999      20.61       .25       3.78        4.03        (.53)       (1.98)    (2.51)     22.13       23.23
 2000      22.13       .31       (.90)       (.59)       (.38)       (2.49)    (2.87)     18.67       (2.38)
 2001      18.67       .18      (5.21)      (5.03)       (.23)       (1.67)    (1.90)     11.74      (15.99)

Templeton International Smaller Companies Fund
Class 1
 1997      11.25       .23       (.39)       (.16)       (.07)           --      (.07)     11.02       (1.50)
 1998      11.02       .25      (1.52)      (1.27)       (.25)         (.30)     (.55)      9.20      (12.27)
 1999       9.20       .26       1.93        2.19        (.32)           --      (.32)     11.07       23.90
 2000      11.07       .29       (.39)       (.10)       (.20)           --      (.20)     10.77       (1.03)
 2001      10.77       .21       (.47)       (.26)       (.36)           --      (.36)     10.15       (2.49)
Class 2
 1999/e/    9.44       .13       1.82        1.95        (.32)           --      (.32)     11.07       20.75
 2000      11.07       .23       (.35)       (.12)       (.20)           --      (.20)     10.75       (1.24)
 2001      10.75       .16       (.44)       (.28)       (.34)           --      (.34)     10.13       (2.64)





                                  Ratios/supplemental data
                     ----------------------------------------------------
                                                 Ratio of net
                         Net        Ratio of      investment
                     assets, end    expenses     income (loss)  Portfolio
 Year                  of year     to average     to average    turnover
ended                  (000's)     net assets     net assets      rate
-------------------------------------------------------------------------
Templeton Growth Securities Fund
Class 1

 1997                $  758,445        .88%           2.49%       24.81%
 1998                   747,080        .88            2.27        32.30
 1999                   708,310        .88            1.87        46.54
 2000                 1,163,637        .88            2.18        69.67
 2001                   966,725        .85            2.13        31.05
Class 2
 1999/e/                  4,483       1.14/a/         1.17/a/     46.54
 2000                    79,043       1.12            1.87        69.67
 2001                   113,925       1.10            1.80        31.05

Templeton International Securities Fund/q/
Class 1
 1997                   938,410        .81            2.70        16.63
 1998                   980,470        .86            2.81        29.56
 1999                 1,056,798        .85            1.69        30.04
 2000                   776,495        .87            2.08        32.81
 2001                   565,220        .90            1.59        20.00
Class 2
 1997/c/                 17,606       1.13/a/         1.14/a/     16.63
 1998                    39,886       1.11            2.69        29.56
 1999                   101,365       1.10            1.26        30.04
 2000                   187,115       1.12            1.66        32.81
 2001                   225,505       1.15            1.32        20.00

Templeton International Smaller Companies Fund
Class 1
 1997                    32,201       1.06            2.74        21.38
 1998                    24,999       1.10            2.26        18.45
 1999                    23,541       1.11            2.52        15.80
 2000                    19,983       1.12            2.63        29.58
 2001                    13,586       1.16            1.99        51.01
Class 2
 1999/e/                  2,049       1.38/a/         1.21/a/     15.80
 2000                    10,379       1.36            2.07        29.58
 2001                    15,921       1.41            1.50        51.01



/a/ Annualized
/b/ Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/ For the period May 1, 1997 (effective date) to December 31, 1997.
/d/ For the period May 1, 1998 (effective date) to December 31, 1998.
/e/ For the period January 6, 1999 (effective date) to December 31, 1999.
/f/ For the period November 1, 1999 (effective date) to December 31, 1999.
/g/ For the period May 1, 2000 (effective date) to December 31, 2000.
/h/ For the period September 1, 2000 (effective date) to December 31, 2000.
/i/ Based on average shares outstanding effective year ended December 31, 1999, except for the Franklin Money Market Fund.
/j/ During the years indicated below, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and may assume payment of other expenses incurred by certain funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Money Market Fund    Franklin S & P 500 Index Fund    Franklin Zero Coupon Fund - 2005     Franklin Zero Coupon Fund - 2010
1997.................  53%    Class 1                          1997.....................  65%       1997.....................  65%
1998.................  53     1999/f/..............   .98%/a/  1998.....................  66        1998.....................  66
                              Class 2
                              1999/f/..............  1.23/a/
                              Class 3
                              1999/f/..............  4.16/a/
                              2000.................  1.47
                              2001.................  1.09

/k/ Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been as follows:

Mutual Discovery Securities Fund        Mutual Shares Securities Fund
Class 1                                 Class 1
1998.................. 1.00%            1998...................    .77%
1999..................  .99             1999...................    .77
2000..................  .98             2000...................    .77
2001.................. 1.00             2001...................    .78
Class 2                                 Class 2
2000.................. 1.23             2000...................   1.02
2001.................. 1.25             2001...................   1.03

/l/  Includes distributions of net investment income in the amount of $.001.

/m/  Includes distributions of net investment income in the amount of $.002.

/n/  Includes distributions of capital gains in the amount of $.002.

/o/ Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund as a result of a merger on May 1, 2000.

/p/ Financial highlights presented reflect historical financial information from TVP - Templeton Developing Markets Fund as a result of a merger on May 1, 2000.

/q/ Financial highlights presented reflect historical financial information from TVP - Templeton International Fund as a result of a merger on May 1, 2000.

/r/  For the period February 12, 2001 (effective date) to December 31, 2001.

/s/  Excludes mortgage dollar roll transactions.

/t/ The AICPA Audit and Accounting Guide, Audits of Investment Companies, was implemented as described in Note 1(l) resulting in an increase (decrease) to the following per share operating performance and ratio of net investment income (loss) to average net assets for the year ended December 31, 2001:

                                           Franklin                                     Franklin   Franklin              Templeton
                                          Growth and   Franklin   Franklin   Franklin     Zero       Zero    Templeton    Global
                                             Income      High      Income    U.S. Gov-   Coupon     Coupon     Asset      Income
                                           Securities   Income   Securities   ernment     Fund -     Fund -   Strategy   Securities
                                              Fund       Fund       Fund       Fund       2005       2010      Fund        Fund
------------------------------------------------------------------------------------------------------------------------------------
Class 1
Net investment income (loss) per share     $(.026)     $(.004)    $ .008      $ .016      $--       $--       $(.018)     $ (.059)
Net realized and unrealized gains
 (losses) per share                          .026        .004      (.008)      (.016)      --        --         .018         .059
Ratio of net investment income to
 average net assets                         (.17)%      (.05)%      .06%        .12%       --%       --%       (.11)%       (.53)%

Class 2
Net investment income (loss) per share     $(.026)     $(.004)    $ .008      $ .016      $--       $--       $(.018)     $ (.059)
Net realized and unrealized gains
 (losses) per share                          .026        .004      (.008)      (.016)      --        --         .018         .059
Ratio of net investment income to
 average net assets                         (.17)%      (.05)%      .06%        .12%       --%       --%       (.10)%       (.53)%

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001

Franklin Aggressive Growth Securities Fund                   SHARES     VALUE
--------------------------------------------------------------------------------
   Common Stocks 89.8%
/a/Commercial Services 5.6%
   Concord EFS Inc. .......................................   7,900  $  258,962
   Exult Inc. .............................................  13,000     208,650
                                                                     ----------
                                                                        467,612
                                                                     ----------
/a/Communications 1.5%
   Nextel Communications Inc., A ..........................  11,500     126,040
                                                                     ----------
/a/Consumer Services 8.8%
   AOL Time Warner Inc. ...................................   3,500     112,350
   CEC Entertainment Inc. .................................   3,300     143,187
   Entravision Communications Corp. .......................  16,500     197,175
   MGM Mirage Inc. ........................................   5,100     147,237
   Univision Communications Inc., A .......................   3,300     133,518
                                                                     ----------
                                                                        733,467
                                                                     ----------
/a/Distribution Services 1.9%
   Andrx Group ............................................   2,200     154,902
                                                                     ----------
/a/Electronic Technology 23.1%
   Advanced Fibre Communications Inc. .....................   4,200      74,214
   Agere Systems Inc., A ..................................  13,300      75,677
   Avocent Corp. ..........................................   3,300      80,025
   Cirrus Logic Inc. ......................................  11,000     145,420
   DRS Technologies Inc. ..................................   1,300      46,345
   Intersil Corp. .........................................   3,600     116,100
   Jabil Circuit Inc. .....................................   3,300      74,976
   KLA-Tencor Corp. .......................................   2,100     104,076
   L-3 Communications Holdings Inc. .......................   1,200     108,000
   Lam Research Corp. .....................................   5,000     116,100
   Lexmark International Inc. .............................   2,400     141,600
   Logicvision Inc. .......................................   6,900      87,975
   Netscreen Technologies Inc. ............................     100       2,213
   Polycom Inc. ...........................................   2,600      89,440
   QUALCOMM Inc. ..........................................   2,900     146,450
   Rudolph Technologies Inc. ..............................   3,900     133,848
   Semtech Corp. ..........................................   2,600      92,794
   Tektronix Inc. .........................................   8,000     206,240
   Xicor Inc. .............................................   6,400      71,040
                                                                     ----------
                                                                      1,912,533
                                                                     ----------
   Finance 3.3%
/a/Investment Technology Group Inc. .......................   4,050     158,234
   Investors Financial Services Corp. .....................   1,700     112,557
                                                                     ----------
                                                                        270,791
                                                                     ----------
/a/Health Services 2.8%
   Caremark RX Inc. .......................................  14,000     228,340
                                                                     ----------
   Health Technology 13.2%
/a/Abgenix Inc. ...........................................   5,300     178,292
/a/Celgene Corp. ..........................................   3,500     111,720
/a/COR Therapeutics Inc. ..................................   5,100     122,043
   Galen Holdings PLC, ADR (United Kingdom) ...............   3,000     123,600
/a/MedImmune Inc. .........................................   3,500     162,225
   Pfizer Inc. ............................................   3,500     139,475
   Pharmacia Corp. ........................................   3,300     140,745
/a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ..   3,300     120,780
                                                                     ----------
                                                                      1,098,880
                                                                     ----------
/a/Industrial Services 1.5%
   Weatherford International Inc. .........................   3,300     122,958
                                                                     ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Aggressive Growth Securities Fund                   SHARES     VALUE
--------------------------------------------------------------------------------
   Common Stocks (cont.)
/a/Producer Manufacturing .9%
   02Micro International Ltd. (Cayman Islands) ............    3,100  $  74,555
                                                                     ----------
/a/Retail Trade 9.0%
   Abercrombie & Fitch Co., A .............................    9,000    238,770
   Chico's FAS, Inc. ......................................    3,400    134,980
   Cost Plus Inc. .........................................    7,600    201,400
   Williams-Sonoma Inc. ...................................    4,000    171,600
                                                                     ----------
                                                                        746,750
                                                                     ----------
   Technology Services 14.4%
/a/Affiliated Computer Services Inc., A ...................    1,800    191,034
/a/Amdocs Ltd. ............................................    5,200    176,644
/a/Cadence Design Systems Inc. ............................    6,100    133,712
/a/Inforte Corp. ..........................................    9,800    136,906
/a/Nassda Corp. ...........................................      600     13,494
   Paychex Inc. ...........................................    4,700    163,795
/a/PeopleSoft Inc. ........................................    2,300     92,460
/a/Precise Software Solutions Ltd. (Israel) ...............    6,500    134,290
/a/Predictive Systems Inc. ................................   16,400     32,144
/a/Sapient Corp. ..........................................   10,800     83,376
/a/Tier Technologies Inc., B ..............................    1,700     36,652
                                                                     ----------
                                                                      1,194,507
                                                                     ----------
   Transportation 3.8%
   Expeditors International of Washington Inc. ............    2,200    125,290
/a/Forward Air Corp. ......................................    5,700    193,344
                                                                     ----------
                                                                        318,634
                                                                     ----------
   Total Common Stocks (Cost $6,693,416) ..................           7,449,969
                                                                     ----------
/a,b/Preferred Stocks
   Technology Services
   Micro Photonix Integration Corp., pfd., C
    (Cost $5,962) .........................................     944       1,888
                                                                     ----------
   Total Long Term Investments (Cost $6,699,378) ..........           7,451,857
                                                                     ----------
/c/Short Term Investments 10.4%
   Franklin Institutional Fiduciary Trust Money Market
    Portfolio (Cost $863,002) ............................. 863,002     863,002
                                                                     ----------
   Total Investments (Cost $7,562,380) 100.2% .............           8,314,859
   Other Assets, less Liabilities (.2)% ...................             (18,452)
                                                                     ----------
   Net Assets 100.0% ......................................          $8,296,407
                                                                     ==========

/a/  Non-income producing

/b/  See Note 8 regarding restricted securities.

/c/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001

Franklin Global Communications Securities Fund                                       COUNTRY         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Common Stocks 85.6%
/a/Broadcasting 6.5%
   Clear Channel Communications Inc. ...........................................  United States      135,500    $ 6,898,305
   Entravision Communications Corp. ............................................  United States      500,000      5,975,000
   Univision Communications Inc., A ............................................  United States      108,200      4,377,772
                                                                                                               ------------
                                                                                                                 17,251,077
                                                                                                               ------------
/a/Cable/Satellite TV 4.1%
   Comcast Corp., A ............................................................  United States      164,000      5,904,000
   Mediacom Communications Corp., A ............................................  United States      266,700      4,869,942
                                                                                                               ------------
                                                                                                                 10,773,942
                                                                                                               ------------
/a/Computer Peripherals 1.9%
   Lexmark International Inc. ..................................................  United States       86,700      5,115,300
                                                                                                               ------------
/a/Data Processing Services 1.3%
   CSG Systems International Inc. ..............................................  United States       86,200      3,486,790
                                                                                                               ------------
/a/Electronic Equipment/Instruments 2.9%
   Tektronix Inc. ..............................................................  United States      302,000      7,785,560
                                                                                                               ------------
/a/Electronics Distributors 1.3%
   Black Box Corp. .............................................................  United States       66,900      3,537,672
                                                                                                               ------------
   Financial Publishing/Services 1.9%
   Moody's Corp. ...............................................................  United States       38,300      1,526,638
   The McGraw-Hill Cos. Inc. ...................................................  United States       59,100      3,603,918
                                                                                                               ------------
                                                                                                                  5,130,556
                                                                                                               ------------
   Major Telecommunications 30.4%
/a/Alaska Communications Systems Holdings Inc. .................................  United States      180,800      1,440,976
   Alltel Corp. ................................................................  United States      131,000      8,086,630
   AT&T Corp. ..................................................................  United States      424,000      7,691,360
   BellSouth Corp. .............................................................  United States      341,100     13,012,965
   Nippon Telegraph & Telephone Corp. ..........................................          Japan        1,144      3,727,209
   Portugal Telecom SGPS SA, ADR ...............................................       Portugal      957,304      7,285,083
   SBC Communications Inc. .....................................................  United States      335,300     13,133,701
   Sprint Corp. (FON Group) ....................................................  United States      578,000     11,606,240
   Telefonica SA, ADR ..........................................................          Spain      149,092      5,975,607
   Telefonos de Mexico SA (TELMEX), L, ADR .....................................         Mexico      135,900      4,759,218
   Telus Corp. .................................................................         Canada      259,900      3,948,363
                                                                                                               ------------
                                                                                                                 80,667,352
                                                                                                               ------------
/a/Media Conglomerates 1.2%
   AOL Time Warner Inc. ........................................................  United States       99,000      3,177,900
                                                                                                               ------------
/a/Miscellaneous Commercial Services 1.8%
   Convergys Corp. .............................................................  United States      124,700      4,675,003
                                                                                                               ------------
   Packaged Software 1.0%
   Adobe Systems Inc. ..........................................................  United States       60,800      1,887,840
/a/Microsoft Corp. .............................................................  United States       10,600        702,462
                                                                                                               ------------
                                                                                                                  2,590,302
                                                                                                               ------------
   Publishing: Newspapers .2%
   The New York Times Co., A ...................................................  United States       12,600        544,950
                                                                                                               ------------
/a/Semiconductors 3.3%
   Agere Systems Inc., A .......................................................  United States      799,500      4,549,155
   Cirrus Logic Inc. ...........................................................  United States      316,700      4,186,774
                                                                                                               ------------
                                                                                                                  8,735,929
                                                                                                               ------------
   Specialty Telecommunications 3.1%
   CenturyTel Inc. .............................................................  United States      248,100      8,137,680
                                                                                                               ------------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001 {cont.)

Franklin Global Communications Securities Fund                                       COUNTRY         SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------
   Telecommunications Equipment 3.8%
/a/ADC Telecommunications Inc. .................................................  United States      504,700     $2,321,620
   Motorola Inc. ...............................................................  United States      339,600      5,100,792
/a/Powerwave Technologies Inc. .................................................  United States      146,000      2,522,880
                                                                                                               ------------
                                                                                                                  9,945,292
                                                                                                               ------------
   Wireless Communications 20.9%
/a/AT&T Wireless Services Inc. .................................................  United States      531,943      7,644,021
/a/China Mobile (Hong Kong) Ltd., ADR ..........................................          China      232,900      4,071,092
/a/Leap Wireless International Inc. ............................................  United States      139,300      2,921,121
/a/Nextel Communications Inc., A ...............................................  United States      521,100      5,711,256
   NTT DoCoMo Inc. .............................................................          Japan          281      3,301,846
   SK Telecom Co. Ltd., ADR ....................................................    South Korea      268,500      5,804,970
/a/U.S. Cellular Corp. .........................................................  United States      100,000      4,525,000
   Vodafone Group PLC, ADR ..................................................... United Kingdom      483,100     12,406,008
/a/Western Wireless Corp., A ...................................................  United States      324,300      9,161,476
                                                                                                               ------------
                                                                                                                 55,546,790
                                                                                                               ------------
   Total Common Stocks (Cost $257,450,990) .....................................                                227,102,095
                                                                                                               ------------
   Convertible Preferred Stocks 1.2%
   Telecommunications Equipment
   Lucent Technologies Inc., 144A, cvt. pfd. (Cost $2,800,000) .................  United States        2,800      3,090,500
                                                                                                               ------------

                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                                 -----------
   Convertible Bonds .9%
   Telecommunications Equipment
   NTL Communications Corp., cvt., 144A, 6.75%, 5/15/08 (Cost $3,723,410) ......  United States  $ 7,400,000      2,460,500
                                                                                                               ------------
   Total Long Term Investments (Cost $263,974,400) .............................                                232,653,095
                                                                                                               ------------
/b/Repurchase Agreement 12.4%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $32,913,870)
    (Cost $32,910,907) .........................................................  United States   32,910,907     32,910,907
   ABN AMRO Inc. (Maturity Value $2,870,748)
   BMO Nesbitt Burns Corp. (Maturity Value $2,870,748)
   BNP Paribas Securities Corp. (Maturity Value $2,870,748)
   Barclays Capital Inc. (Maturity Value $2,870,748)
   Bear, Stearns & Co., Inc. (Maturity Value $1,913,941)
   Credit Suisse First Boston Corp. (Maturity Value $1,913,941)
   Deutsche Banc Alex Brown Inc. (Maturity Value $1,435,044)
   Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $2,870,748)
   Goldman, Sachs & Co. (Maturity Value $2,870,748)
   Greenwich Capital Markets Inc. (Maturity Value $2,870,748)
   Lehman Brothers Inc. (Maturity Value $1,814,212)
   Morgan Stanley & Co., Inc. (Maturity Value $2,870,748)
   UBS Warburg, LLC (Maturity Value $2,870,748)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
     U.S. Government Agency Securities
                                                                                                               ------------
   Total Investments (Cost $296,885,307) 100.1% ................................                                265,564,002
   Other Assets, less Liabilities (.1)% ........................................                                   (197,197)
                                                                                                               ------------
   Net Assets 100.0% ...........................................................                               $265,366,805
                                                                                                               ============

/a/  Non-income producing

/b/  See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


 Franklin Global Health Care Securities Fund                                            COUNTRY     SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 96.5%
   Consumer Non-Durables
   Givaudan AG ...................................................................      Switzerland        16  $    4,876
                                                                                                               ----------
   Distribution Services 4.2%
   AmerisourceBergen Corp. .......................................................     United States    5,000     317,750
/a/Andrx Group ...................................................................     United States   12,300     866,043
                                                                                                               ----------
                                                                                                                1,183,793
                                                                                                               ----------
/a/Health Services 16.1%
   AdvancePCS ....................................................................     United States   20,400     598,740
   Caremark RX Inc. ..............................................................     United States   66,300   1,081,353
   Laboratory Corp. of America Holdings ..........................................     United States   11,000     889,350
   Tenet Healthcare Corp. ........................................................     United States   13,200     775,104
   Triad Hospitals Inc. ..........................................................     United States   30,400     892,240
   VCA Antech Inc. ...............................................................     United States   27,900     338,148
                                                                                                                ---------
                                                                                                                4,574,935
                                                                                                                ---------
   Health Technology 76.2%

/a/Abgenix Inc. ..................................................................     United States    8,700     292,668
/a/Alkermes Inc. .................................................................     United States    7,400     195,064
   Allergan Inc. .................................................................     United States    5,000     375,250
   American Home Products Corp. ..................................................     United States   13,000     797,680
/a/Amgen Inc. ....................................................................     United States   21,700   1,224,748
/a/Aviron ........................................................................     United States   16,100     800,653
   Baxter International Inc. .....................................................     United States   16,300     874,169
   Biomet Inc. ...................................................................     United States    5,300     163,770
/a/Cephalon Inc. .................................................................     United States    4,500     340,133
/a/Cerus Corp. ...................................................................     United States    2,900     132,675
/a/Conceptus Inc. ................................................................     United States    2,500      59,000
/a/COR Therapeutics Inc. .........................................................     United States   11,400     272,802
/a/Cubist Pharmaceuticals Inc. ...................................................     United States    8,800     316,448
   Galen Holdings PLC, ADR .......................................................     United Kingdom   7,000     288,400
/a/Genentech Inc. ................................................................     United States   12,100     656,425
/a/Genta Inc. ....................................................................     United States    9,600     136,608
/a/Genzyme Corp-General Division .................................................     United States    5,000     299,300
/a/Given Imaging Ltd. ............................................................         Israel      17,400     310,764
   GlaxoSmithKline PLC, ADR ......................................................     United Kingdom   7,200     358,704
   ICN Pharmaceuticals Inc. ......................................................     United States   27,200     911,200
/a/IDEC Pharmaceuticals Corp. ....................................................     United States    4,000     275,720
/a/Inhale Therapeutic Systems Inc. ...............................................     United States   15,200     281,960
/a/Integra LifeSciences Holdings Corp. ...........................................     United States    9,400     247,596
/a/Intermune Inc. ................................................................     United States    8,600     423,636
/a/Invitrogen Corp. ..............................................................     United States   12,600     780,318
/a/Ivax Corp. ....................................................................     United States   39,475     795,027
/a/King Pharmaceuticals Inc. .....................................................     United States   25,066   1,056,031
/a/MedImmune Inc. ................................................................     United States   11,000     509,850
   Merck & Co. Inc. ..............................................................     United States    9,800     576,240
/a/NPS Pharmaceuticals Inc. ......................................................     United States    7,100     271,930
/a/Ortec International Inc. ......................................................     United States   10,000      58,000
/a/OSI Pharmaceuticals Inc. ......................................................     United States    9,600     439,102
   Pfizer Inc. ...................................................................     United States   41,300   1,645,805
   Pharmacia Corp. ...............................................................     United States   39,000   1,663,350
   Roche Holding AG ..............................................................      Switzerland     1,600     114,200
/a/Salix Pharmaceuticals Ltd. ....................................................        Canada       31,300     633,825
   Serono SA, ADR ................................................................      Switzerland    27,600     612,444
/a/Shire Pharmaceuticals Group PLC, ADR ..........................................     United Kingdom  24,600     900,360
/a/SICOR Inc. ....................................................................     United States   16,500     258,720
/a/Varian Medical Systems Inc. ...................................................     United States    2,700     192,402
/a/Versicor Inc. .................................................................     United States   18,100     368,335

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


 Franklin Global Health Care Securities Fund                                                   COUNTRY      SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Technology (cont.)
/a/ViroPharma Inc. .....................................................................  United States       17,200    $   394,740
/a/Visible Genetics Inc. ...............................................................      Canada          37,600        419,240
                                                                                                                        -----------
                                                                                                                         21,725,292
                                                                                                                        -----------
   Total Long Term Investments (Cost $25,216,793) ......................................                                 27,488,896
                                                                                                                        -----------
/b/Short Term Investments 3.8%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,096,182) .....   United States   1,096,182      1,096,182
   Total Investments (Cost $26,312,975) 100.3% .........................................                                 28,585,078
   Other Assets, less Liabilities (.3)% ................................................                                    (92,267)
                                                                                                                        -----------
   Net Assets 100.0% ...................................................................                                $28,492,811
                                                                                                                        ===========


/a/ Non-income producing
/b/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


 Franklin Growth and Income Securities Fund                                                        SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
 Common Stocks 79.5%
 Commercial Services 1.9%
 Interpublic Group of Cos. Inc. ...............................................................    230,000    $ 6,794,200
 The McGraw-Hill Cos. Inc. ....................................................................     99,000      6,037,020
                                                                                                              -----------
                                                                                                               12,831,220
                                                                                                              -----------
 Communications 6.1%
 AT&T Corp. ...................................................................................    388,500      7,047,390
 SBC Communications Inc. ......................................................................    392,472     15,373,128
 Sprint Corp. (FON Group) .....................................................................    330,000      6,626,400
 Verizon Communications Inc. ..................................................................    239,922     11,386,698
                                                                                                              -----------
                                                                                                               40,433,616
                                                                                                              -----------
 Consumer Durables 4.8%
 The Black & Decker Corp. .....................................................................    183,000      6,904,590
 Brunswick Corp. ..............................................................................    173,000      3,764,480
 Mattel Inc. ..................................................................................    340,000      5,848,000
 Newell Rubbermaid Inc. .......................................................................    248,000      6,837,360
 Whirlpool Corp. ..............................................................................    110,000      8,066,300
                                                                                                              -----------
                                                                                                               31,420,730
                                                                                                              -----------
 Consumer Non-Durables 8.1%
 Adolph Coors Co., B ..........................................................................     77,200      4,122,480
 Coca-Cola Co. ................................................................................    100,000      4,715,000
 Estee Lauder Cos. Inc., A ....................................................................    100,000      3,206,000
 H.J. Heinz Co. ...............................................................................    215,000      8,840,800
 Kimberly-Clark Corp. .........................................................................    171,100     10,231,780
 Philip Morris Cos. Inc. ......................................................................    175,800      8,060,430
 Procter & Gamble Co. .........................................................................     88,000      6,963,440
 R.J. Reynolds Tobacco Holdings Inc. ..........................................................    123,300      6,941,790
                                                                                                              -----------
                                                                                                               53,081,720
                                                                                                              -----------
 Consumer Services 1.5%
 Gannett Co. Inc. .............................................................................     75,000      5,042,250
 The Walt Disney Co. ..........................................................................    233,900      4,846,408
                                                                                                              -----------
                                                                                                                9,888,658
                                                                                                              -----------
 Electronic Technology 5.0%
 Boeing Co. ...................................................................................    232,000      8,996,960
 Diebold Inc. .................................................................................    164,500      6,652,380
 Hewlett-Packard Co. ..........................................................................    315,000      6,470,100
 PerkinElmer Inc. .............................................................................     98,800      3,459,976
 Rockwell International Corp. .................................................................    407,500      7,277,950
                                                                                                              -----------
                                                                                                               32,857,366
                                                                                                              -----------
 Energy Minerals 6.7%
 BP PLC, ADR (United Kingdom) .................................................................    128,000      5,953,280
 ChevronTexaco Corp. ..........................................................................    139,458     12,496,831
 Conoco Inc. ..................................................................................    345,830      9,786,989
 Exxon Mobil Corp. ............................................................................    223,144      8,769,559
 Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ...........................................    150,000      7,353,000
                                                                                                              -----------
                                                                                                               44,359,659
                                                                                                              -----------
 Finance 15.8%
 ABN Amro Holding NV, ADR (Netherlands) .......................................................    400,000      6,512,000
 Aegon NV, ADR (Netherlands) ..................................................................    250,000      6,692,500
 Bank of America Corp. ........................................................................    125,000      7,868,750
 Citigroup Inc. ...............................................................................    180,000      9,086,400
 Fleet Boston Financial Corp. .................................................................    180,468      6,587,082
 Freddie Mac ..................................................................................    101,000      6,605,400
 GATX Corp. ...................................................................................    270,600      8,799,912
 JP Morgan Chase & Co. ........................................................................    289,270     10,514,965
 KeyCorp ......................................................................................    340,400      8,285,336


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


 Franklin Growth and Income Securities Fund                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
 Common Stocks (cont.)

 Finance (cont.)
 Lincoln National Corp. .......................................................................     73,400    $  3,565,038
 Morgan Stanley Dean Witter & Co. .............................................................     65,000       3,636,100
 Prudential Financial Inc. ....................................................................     84,000       2,787,960
 St. Paul Cos. Inc. ...........................................................................    100,400       4,414,588
 Washington Mutual Inc. .......................................................................    368,500      12,049,950
 Wells Fargo & Co. ............................................................................    153,000       6,647,850
                                                                                                              ------------
                                                                                                               104,053,831
                                                                                                              ------------
 Health Technology 7.6%
 American Home Products Corp. .................................................................    165,000      10,124,400
 Bristol-Myers Squibb Co. .....................................................................    155,700       7,940,700
 GlaxoSmithKline PLC, ADR (United Kingdom) ....................................................    165,000       8,220,300
 Merck & Co. Inc. .............................................................................    181,900      10,695,720
 Pfizer Inc. ..................................................................................    160,000       6,376,000
 Schering-Plough Corp. ........................................................................    180,000       6,445,800
                                                                                                              ------------
                                                                                                                49,802,920
                                                                                                              ------------
 Non-Energy Minerals .7%
 Weyerhaeuser Co. .............................................................................     83,000       4,488,640

 Process Industries 1.9%
 Dow Chemical Co. .............................................................................    138,900       4,692,042
 E.I. du Pont de Nemours and Co. ..............................................................    190,000       8,076,900
                                                                                                              ------------
                                                                                                                12,768,942
                                                                                                              ------------
 Producer Manufacturing 8.0%
 Avery Dennison Corp. .........................................................................     94,700       5,353,391
 Emerson Electric Co. .........................................................................    100,000       5,710,000
 General Electric Co. .........................................................................    244,100       9,783,528
 Honeywell International Inc. .................................................................    255,000       8,624,100
 Pitney Bowes Inc. ............................................................................    173,400       6,521,574
 TRW Inc. .....................................................................................    250,000       9,260,000
 United Technologies Corp. ....................................................................    110,000       7,109,300
                                                                                                              ------------
                                                                                                               52,361,893
                                                                                                              ------------
 Retail Estate 2.7%
 Equity Office Properties Trust ...............................................................    162,000       4,872,960
 Equity Residential Properties Trust ..........................................................    123,600       3,548,556
 Glenborough Realty Trust Inc. ................................................................    297,500       5,771,500
 Vornado Realty Trust .........................................................................     85,000       3,536,000
                                                                                                              ------------
                                                                                                                17,729,016
                                                                                                              ------------
 Retail Trade 2.6%
 The Limited Inc. .............................................................................    490,000       7,212,800
 May Department Stores Co. ....................................................................    261,900       9,685,062
                                                                                                              ------------
                                                                                                                16,897,862
                                                                                                              ------------
 Technology Services 1.8%
 Automatic Data Processing Inc. ...............................................................     93,500       5,507,150
 Paychex Inc. .................................................................................    190,000       6,621,500
                                                                                                              ------------
                                                                                                                12,128,650
                                                                                                              ------------
 Utilities 4.3%
 CMS Energy Corp. .............................................................................    285,000       6,848,550
 Duke Energy Corp. ............................................................................    160,000       6,281,600
 National Fuel Gas Co. ........................................................................    221,600       5,473,520
 Sierra Pacific Resources .....................................................................    327,100       4,922,855
 Vectren Corp. ................................................................................    210,000       5,035,800
                                                                                                              ------------
                                                                                                                28,562,325
                                                                                                              ------------
 Total Common Stocks (Cost $436,245,574) ......................................................                523,667,048
                                                                                                              ------------

                                       163

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


 Franklin Growth and Income Securities Fund                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
 Convertible Preferred Stocks 8.1%
 Consumer Services .6%
 MediaOne Group Inc. into Vodafone, 7.00%, cvt. pfd. .......................................       151,000    $  4,152,500
                                                                                                              ------------
 Electronic Technology 1.5%
 Raytheon Co., 8.25%, cvt. pfd. ............................................................       112,300       6,260,725
 Solectron Corp., 7.25%, cvt. pfd. .........................................................       132,000       3,781,800
                                                                                                              ------------
                                                                                                                10,042,525
                                                                                                              ------------
 Finance 1.8%
 Host Marriott Corp., 6.75%, cvt. pfd. .....................................................        91,000       3,166,436
 MetLife Capital Trust I, 8.00%, cvt. pfd. .................................................        58,200       5,754,525
 Prudential Financial Inc., 6.75%, cvt. pfd. ...............................................        50,000       2,910,000
                                                                                                              ------------
                                                                                                                11,830,961
                                                                                                              ------------
 Health Services 2.0%
 Caremark RX Capital Trust I, 7.00%, cvt. pfd. .............................................        69,800       7,678,000
 Express Scripts Exchange Trust, 7.00%, cvt. pfd. ..........................................        61,000       5,372,574
                                                                                                              ------------
                                                                                                                13,050,574
                                                                                                              ------------
 Retail Trade .8%
 Kmart Financing I, 7.75%, cvt. pfd. .......................................................       180,100       5,222,900
                                                                                                              ------------
 Technology Services .7%
 Electronic Data Systems Corp., 7.625%, cvt. pfd. ..........................................        87,400       4,916,250
                                                                                                              ------------
 Utilities .7%
 Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ......................................        85,300       4,595,538
                                                                                                              ------------
 Total Convertible Preferred Stocks (Cost $47,179,359) .....................................                    53,811,248
                                                                                                              ------------


                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                                                                                               ------------
 Convertible Bonds 9.7%
 Communications 1.1%
 Liberty Media Corp., Into Viacom, cvt., Series B, 3.25%, 3/15/31 ..........................   $ 7,250,000       7,095,938
                                                                                                              ------------
 Distribution Services .8%
 Amerisource Health Corp., cvt., 5.00%, 12/01/07 ...........................................     3,750,000       5,282,813
                                                                                                              ------------
 Electronic Technology 3.5%
 Agilent Technologies Inc., cvt., senior note, 144A, 3.00%, 12/01/21 .......................     6,000,000       6,712,500
 Lattice Semiconductor Co., cvt., 4.75%, 11/01/06 ..........................................     3,150,000       3,764,250
 Liberty Media Corp., Into Motorola, cvt., 3.50%, 1/15/31 ..................................    12,200,000       9,326,802
 SCI Systems Inc., cvt., 3.00%, 3/15/07 ....................................................     4,300,000       3,563,625
                                                                                                              ------------
                                                                                                                23,367,177
                                                                                                              ------------
 Health Technology 2.0%
 ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08 ............................................     6,600,000       7,711,572
 IVAX Corp., cvt., 4.50%, 5/15/08 ..........................................................     6,250,000       5,242,188
                                                                                                              ------------
                                                                                                                12,953,760
                                                                                                              ------------
 Retail Trade .8%
 Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08 ...........................................     4,800,000       5,388,000
                                                                                                              ------------
 Technology Services 1.5%
 Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 .............................     2,400,000       6,007,224
 BEA Systems Inc., cvt., 4.00%, 12/15/06 ...................................................     4,200,000       3,570,000
                                                                                                              ------------
                                                                                                                 9,577,224
                                                                                                              ------------
 Total Convertible Bonds (Cost $59,119,605) ................................................                    63,664,912
                                                                                                              ------------
 Total Long Term Investments (Cost $542,544,538) ...........................................                   641,143,208
                                                                                                              ------------

                                      164

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                        PRINCIPAL
Franklin Growth and Income Securities Fund                                                                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
/a/Repurchase Agreement 2.6%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $16,895,833) (Cost $16,894,312)........ $16,894,312    $ 16,894,312
      ABN AMRO Inc. (Maturity Value $1,473,655)
      BMO Nesbitt Burns Corp. (Maturity Value $1,473,655)
      BNP Paribas Securities Corp. (Maturity Value $1,473,655)
      Barclays Capital Inc. (Maturity Value $1,473,655)
      Bear, Stearns & Co., Inc. (Maturity Value $982,492)
      Credit Suisse First Boston Corp. (Maturity Value $982,492)
      Deutsche Banc Alex Brown Inc. (Maturity Value $736,657)
      Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $1,473,655)
      Goldman, Sachs & Co. (Maturity Value $1,473,655)
      Greenwich Capital Markets Inc. (Maturity Value $1,473,655)
      Lehman Brothers Inc. (Maturity Value $931,297)
      Morgan Stanley & Co., Inc. (Maturity Value $1,473,655)
      UBS Warburg, LLC (Maturity Value $1,473,655)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                       ------------
 Total Investments (Cost $559,438,850) 99.9%...........................................................                 658,037,520
 Other Assets, less Liabilities .1%....................................................................                     602,375
                                                                                                                       ------------
 Net Assets 100.0%.....................................................................................                $658,639,895
                                                                                                                       ============


/a/See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001



                                                                                                             SHARES/
 Franklin High Income Fund                                                                    COUNTRY       WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Warrants .9%
/a/Communications .6%
   ICO Global Communications Holdings Ltd. ..............................................  United States      300,767  $   631,611
   ICO Global Communications Holdings Ltd., wts., 5/16/06 ...............................  United States       75,546        3,033
/b/International Wireless Communications Holdings Inc. ..................................  United States      377,088      226,253
   Leap Wireless International Inc., wts., 144A, 4/15/10 ................................  United States        3,600       90,900
   Loral Space & Communications Ltd., wts., 1/15/07 .....................................  United States        1,500        1,935
   McCaw International Ltd., wts., 4/15/07 ..............................................  United States        7,000           70
   Poland Telecom Finance, wts., 12/01/07 ...............................................     Poland            8,000           --
                                                                                                                       -----------
                                                                                                                           953,802
                                                                                                                       -----------
/a/Consumer Services
   Jack in the Box Inc. .................................................................  United States          210        5,783
                                                                                                                       -----------
/a/Industrial Services .3%
   Transocean Sedco Forex Inc., wts., 144A, 5/01/09 .....................................  United States        1,500      389,738
                                                                                                                       -----------
/a/Producer Manufacturing
   Goss Holdings Inc., B ................................................................  United States       44,604          446
                                                                                                                       -----------
/a/Utilities
   Empire Gas Corp., wts., 7/15/04 ......................................................  United States        6,900           --
                                                                                                                       -----------
   Total Common Stocks and Warrants (Cost $5,931,111) ...................................                                1,349,769
                                                                                                                       -----------
   Preferred Stocks
/a/Process Industries
   Asia Pulp & Paper Co. Ltd., 12.00%, pfd. (Cost $4,500,000) ...........................    Indonesia      4,500,000       47,835
                                                                                                                       -----------

                                                                                                           PRINCIPAL
                                                                                                           AMOUNT/e/
                                                                                                          -----------
   Bonds 94.2%
   Commercial Services 3.5%
   Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ..........................  United Kingdom  $3,700,000    3,644,500
   Key3Media Group Inc., senior sub. note, 11.25%, 6/15/11 ..............................  United States    2,000,000    1,690,000
                                                                                                                       -----------
                                                                                                                         5,334,500
                                                                                                                       -----------
   Communications 27.8%
   American Cellular Corp., senior sub. note, 9.50%, 10/15/09 ...........................  United States    1,500,000    1,462,500
/c/Arch Escrow Corp., senior note, 13.75%, 4/15/08 ......................................  United States    1,500,000       15,000
   Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ..............................     Canada        4,250,000    1,508,750
   Crown Castle International Corp., senior note, 9.375%, 8/01/11 .......................  United States    2,250,000    2,075,625
   Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08 ......................  United States    4,500,000    4,837,500
   Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ..........................     Bermuda       5,000,000      575,000
/c/Hermes Europe Railtel BV, senior note, 11.50%, 8/15/07 ...............................   Netherlands     2,000,000      190,000
/c/IntelCom Group Inc., senior disc. note, 12.50%, 5/01/06 ..............................  United States    3,250,000      227,500
   Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02, 11.25%
     thereafter, 7/15/07 ................................................................  United States    5,000,000    5,081,250
   Leap Wireless International Inc., zero cpn. to 4/15/05, 14.50% thereafter, 4/15/10 ...  United States    3,600,000    1,296,000
   Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ............................  United States    5,000,000    2,437,500
/c/Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ....................................  United States    5,000,000       75,000
   Millicom International Cellular SA, senior note, 13.50%, 6/01/06 .....................   Luxembourg      9,300,000    6,184,500
   Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75%
     thereafter, 10/31/07 ...............................................................  United States    3,000,000    2,152,500
   Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95%
     thereafter, 2/15/08 ................................................................  United States    5,300,000    3,657,000
   Nextel International Inc., senior note, 12.75%, 8/01/10 ..............................  United States    5,800,000      420,500
   Nextel Partners Inc., senior note, 11.00%, 3/15/10 ...................................  United States    1,500,000    1,218,750
/c/Nextlink Communications Inc., senior note, 9.625%, 10/01/07 ..........................  United States    1,400,000      175,000
/c/Nextlink Communications Inc., senior note, 9.00%, 3/15/08 ............................  United States    3,600,000      450,000
   Northeast Optic Network Inc., senior note, 12.75%, 8/15/08 ...........................  United States    3,500,000      778,750
/c/Poland Telecom Finance, senior note, B, 14.00%, 12/01/07 .............................     Poland        8,000,000          800
/c/RSL Communications PLC, senior note, 12.00%, 11/01/08 ................................  United Kingdom   1,500,000       67,500
/c/RSL Communications PLC, senior note, 12.875%, 3/01/10 ................................  United Kingdom   2,000,000       90,000
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04, 11.25%
     thereafter, 4/15/09 ................................................................  United States    2,500,000      662,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                           PRINCIPAL
 Franklin High Income Fund                                                                    COUNTRY      AMOUNT/e/      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   Bonds (cont.)

   Communications (cont.)

   VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875%
     thereafter, 11/15/09 ...............................................................  United States   $1,319,000  $ 1,144,233
   Voicestream Wireless Corp., senior note, 11.50%, 9/15/09 .............................  United States    4,000,000    4,605,000
   Williams Communications Group Inc., senior note, 11.875%, 8/01/10 ....................  United States    2,700,000    1,120,500
                                                                                                                       -----------
                                                                                                                        42,509,158
                                                                                                                       -----------
   Consumer Durables 1.3%
/c/Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ................................  United States    2,900,000       29,000
   True Temper Sports Inc., senior sub. note, B, 10.875%, 12/01/08 ......................  United States    2,000,000    2,030,000
                                                                                                                       -----------
                                                                                                                         2,059,000
                                                                                                                       -----------
   Consumer Non-Durables 2.8%
   Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .................................  United States    1,697,000    1,400,025
/c/Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .........................  United States    3,000,000       67,500
   United Industries Corp., senior sub. note, 9.875%, 4/01/09 ...........................  United States    3,000,000    2,835,000
                                                                                                                       -----------
                                                                                                                         4,302,525
                                                                                                                       -----------
   Consumer Services 26.6%
   Adelphia Communications Corp., senior note, 10.25%, 6/15/11 ..........................  United States    2,500,000    2,506,250
   Argosy Gaming Co., senior sub. note, 9.00%, 9/01/11 ..................................  United States      800,000      840,000
   Armkel Finance Inc., senior sub. note, 144A, 9.50%, 8/15/09 ..........................  United States    1,000,000    1,055,000
   Aztar Corp., senior sub. note, 8.875%, 5/15/07 .......................................  United States    2,000,000    2,075,000
   Callahan Nordrhein-Westfalen, senior note, 14.00%, 7/15/10 ...........................  United States    2,750,000    1,828,750
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/05,
     11.75% thereafter, 1/15/10 .........................................................  United States    1,750,000    1,264,375
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
     9.92% thereafter, 4/01/11 ..........................................................  United States    5,750,000    4,190,313
   Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ..........................  United States    3,000,000    3,090,000
   CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 .................................  United States    1,500,000    1,635,000
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ...................................  United Kingdom   3,000,000    2,145,000
   EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .............................  United States    2,750,000    2,894,375
   Granite Broadcasting Corp., senior sub. note, 10.375%, 5/15/05 .......................  United States    4,116,000    3,642,660
   Host Marriot LP, 9.50%, 1/15/07 ......................................................  United States    2,500,000    2,515,625
   LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03, 10.00%
     thereafter, 3/01/08 ................................................................  United States    2,600,000    1,651,000
   Meristar Hospitality, senior note, 144A, 10.50%, 6/15/09 .............................  United States    1,600,000    1,624,000
   Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ....................  United States      600,000      628,500
   Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ..........................  United States    2,700,000    2,727,000
   Station Casinos Inc., senior sub. note, 8.875%, 12/01/08 .............................  United States    1,000,000      985,000
   Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ..............................  United States    1,400,000    1,429,750
   Sun International Hotels, senior sub. note, 8.875%, 8/15/11 ..........................  United States    1,200,000    1,137,000
   Telewest Communications PLC, senior disc. note, zero cpn. to 4/15/04,
     9.25% thereafter, 4/15/09 ..........................................................  United Kingdom   1,750,000      776,563
                                                                                                                       -----------
                                                                                                                        40,641,161
                                                                                                                       -----------
   Electronic Technology 2.9%
   Alliant Techsystems Inc., senior sub note, 8.50%, 5/15/11 ............................  United States      600,000      627,000
   L-3 Communications Holdings Inc., senior sub. note, 10.375%, 5/01/07 .................  United States    3,500,000    3,766,875
                                                                                                                       -----------
                                                                                                                         4,393,875
                                                                                                                       -----------
   Energy Minerals 2.6%
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ........................  United States    3,627,000    3,908,093
                                                                                                                       -----------
   Finance 1.1%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ................................  United States    1,500,000    1,642,685
                                                                                                                       -----------
   Health Services 4.5%
   Davita Inc., senior sub. note, B, 9.25%, 4/15/11 .....................................  United States      400,000      422,000
   Insight Health Services Corp., 144A, 9.875%, 11/01/11 ................................  United States    1,000,000    1,040,000
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 ......................  United States    2,750,000    2,461,250
   Triad Hospitals Inc., senior note, 8.75%, 5/01/09 ....................................  United States    1,100,000    1,152,250
   United Surgical Partners, senior sub. note, 144A, 10.00%, 12/15/11 ...................  United States    1,800,000    1,782,000
                                                                                                                       -----------
                                                                                                                         6,857,500
                                                                                                                       -----------

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Statement of Investments, December 31, 2001 (cont.)

                                                                                                           PRINCIPAL
 Franklin High Income Fund                                                                    COUNTRY      AMOUNT/e/       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Bonds (cont.)

   Industrial Services 5.4%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 .....................  United States   $1,500,000  $  1,477,500
   SESI, LLC, senior note, 8.875%, 5/15/11 ..............................................  United States    2,500,000     2,400,000
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
     9.875% thereafter, 2/15/08 .........................................................  United States    4,650,000     4,440,750
                                                                                                                       ------------
                                                                                                                          8,318,250
                                                                                                                       ------------
   Non-Energy Minerals .7%
   Compass Minerals Group, senior sub. note, 144A, 10.00%, 8/15/11 ......................  United States      600,000       625,500
   Louisiana Pacific Corp., 10.875, senior sub. note, 10.875%, 11/15/08 .................  United States      400,000       386,000
                                                                                                                       ------------
                                                                                                                          1,011,500
                                                                                                                       ------------
   Process Industries 5.9%
   Climachem Inc., senior sub. note, B, 10.75%, 12/01/07 ................................  United States    1,200,000       546,000
   Four M Corp., senior note, B, 12.00%, 6/01/06 ........................................  United States    2,600,000     2,574,000
   MacDermid Inc., senior sub. note, 9.125%, 7/15/11 ....................................  United States      700,000       721,000
   Millennium America Inc., senior note, 9.25%, 6/15/08 .................................  United States    1,200,000     1,230,000
   OM Group Inc., senior sub. note, 144A, 9.25%, 12/15/11 ...............................  United States      400,000       410,000
/c/Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07 ................    Indonesia      4,250,000       520,625
   Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ..................................  United States    2,000,000     1,450,000
/c/Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ..........................    Indonesia      2,000,000       320,000
   William Carter, senior sub. note, 144A, 10.875%, 8/15/11 .............................  United States    1,100,000     1,182,500
                                                                                                                       ------------
                                                                                                                          8,954,125
                                                                                                                       ------------
/c/Producer Manufacturing
   Goss Graphic Systems Inc., 12.25%, 11/19/05 ..........................................  United States    1,912,374        10,518
                                                                                                                       ------------
   Retail Trade 3.2%
   Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04 .................  United States    4,000,000     4,060,000
   Rite Aid Corp., 144A, 6.125%, 12/15/08 ...............................................  United States    1,200,000       894,000
                                                                                                                       ------------
                                                                                                                          4,954,000
                                                                                                                       ------------
/c/Technology Services .8%
   Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 ..................................  United States    4,000,000       900,000
   PSINET Inc., 11.00%, 8/01/09 .........................................................  United States    2,900,000       232,000
   PSINET Inc., senior note, 10.50%, 12/01/06 ...........................................  United States    1,000,000        80,000
                                                                                                                       ------------
                                                                                                                          1,212,000
                                                                                                                       ------------
   Transportation 2.3%
   American Airlines, 9.71%, 1/02/07 ....................................................  United States    1,911,126     1,836,077
   GS Superhighway Holdings Ltd., senior note, 10.25%, 8/15/07 ..........................      China        1,500,000     1,533,750
/c/Holt Group Inc., senior note, 9.75%, 1/15/06 .........................................  United States    5,250,000       183,750
                                                                                                                       ------------
                                                                                                                          3,553,577
                                                                                                                       ------------
   Utilities 2.8%
   AES Corp., senior note, 8.75%, 6/15/08 ...............................................  United States    1,600,000     1,416,000
/c/All Star Gas Corp., senior note, 11.00%, 6/30/03 .....................................  United States    2,085,834     1,042,917
   Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08 .......................     Canada        2,000,000     1,831,402
                                                                                                                       ------------
                                                                                                                          4,290,319
                                                                                                                       ------------
   Total Bonds (Cost $224,818,304) ......................................................                               143,952,786
                                                                                                                       ------------
   Convertible Bonds 1.2%
   Producer Manufacturing
   Tower Automotive Inc., cvt. sub. note, 5.00%, 8/01/04 (Cost $1,692,271) ..............  United States    2,000,000     1,687,500
                                                                                                                       ------------
   Total Long Term Investments (Cost $236,941,686) ......................................                               147,037,890
                                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                           PRINCIPAL
 Franklin High Income Fund                                                                    COUNTRY      AMOUNT/e/       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
/d/Repurchase Agreement 1.9%

   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $2,955,827)
     (Cost $2,955,561) ..................................................................  United States   $2,955,561  $  2,955,561
    ABN AMRO Inc. (Maturity Value $257,807)
    BMO Nesbitt Burns Corp. (Maturity Value $257,807)
    BNP Paribas Securities Corp. (Maturity Value $257,807)
    Barclays Capital Inc. (Maturity Value $257,807)
    Bear, Stearns & Co., Inc. (Maturity Value $171,881)
    Credit Suisse First Boston Corp. (Maturity Value $171,881)
    Deutsche Banc Alex Brown Inc. (Maturity Value $128,874)
    Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $257,807)
    Goldman, Sachs & Co. (Maturity Value $257,807)
    Greenwich Capital Markets Inc. (Maturity Value $257,807)
    Lehman Brothers Inc. (Maturity Value $162,928)
    Morgan Stanley & Co., Inc. (Maturity Value $257,807)
    UBS Warburg, LLC (Maturity Value $257,807)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
       Agency Securities
                                                                                                                       ------------
   Total Investments (Cost $239,897,247) 98.2% ..........................................                               149,993,451
   Other Assets, less Liabilities 1.8% ..................................................                                 2,761,772
                                                                                                                       ------------
   Net Assets 100.0% ....................................................................                              $152,755,223
                                                                                                                       ------------


/a/Non-income producing
/b/See Note 8 regarding restricted securities.
/c/See Note 7 regarding defaulted securities.
/d/See Note 1(c) regarding joint repurchase agreement.
/e/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001




 Franklin Income Securities Fund                                                              COUNTRY        SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 30.3%
   Communications .1%
   Telecom Argentina Stet-France Telecom SA, B, ADR .....................................    Argentina        100,000  $    652,000
                                                                                                                       ------------
   Consumer Durables 1.4%
   Ford Motor Co. .......................................................................  United States       86,600     1,361,352
   General Motors Corp. .................................................................  United States      125,000     6,075,000
                                                                                                                       ------------
                                                                                                                          7,436,352
                                                                                                                       ------------
   Consumer Non-Durables 7.1%
   Philip Morris Cos. Inc. ..............................................................  United States      700,000    32,095,000
   R.J. Reynolds Tobacco Holdings Inc. ..................................................  United States       61,600     3,468,080
   UST Inc. .............................................................................  United States       70,000     2,450,000
                                                                                                                       ------------
                                                                                                                         38,013,080
                                                                                                                       ------------
   Electronic Technology .1%
   Rockwell International Corp. .........................................................  United States       30,000       535,800
                                                                                                                       ------------
   Energy Minerals 2.1%
   Canadian Oil Sands Trust Units .......................................................     Canada          350,000     8,441,660
   Petroleo Brasileiro SA, ADR ..........................................................     Brazil          130,000     3,029,000
                                                                                                                       ------------
                                                                                                                         11,470,660
                                                                                                                       ------------
   Finance .2%
   JP Morgan Chase & Co. ................................................................  United States       30,000     1,090,500
                                                                                                                       ------------
   Non-Energy Minerals 1.8%
   Anglo American Platinum Corp. Ltd., ADR ..............................................  South Africa        65,000     2,421,175
   Anglo American PLC, ADR ..............................................................  United Kingdom      40,000       604,400
   AngloGold Ltd., ADR ..................................................................  South Africa       191,300     3,454,878
   Impala Platinum Holdings Ltd., ADR ...................................................  South Africa        60,000     2,813,172
/a/Kinross Gold Corp. ...................................................................      Canada         850,000       633,673
                                                                                                                       ------------
                                                                                                                          9,927,298
                                                                                                                       ------------
   Real Estate 1.5%
   Felcor Lodging Trust Inc. ............................................................  United States      197,700     3,303,567
   First Industrial Realty Trust Inc. ...................................................  United States       50,000     1,555,000
   Liberty Property Trust ...............................................................  United States       60,000     1,791,000
   ProLogis Trust .......................................................................  United States       63,200     1,359,432
                                                                                                                       ------------
                                                                                                                          8,008,999
                                                                                                                       ------------
   Utilities 16.0%
   American Electric Power Co. Inc. .....................................................  United States      175,000     7,617,750
   Cinergy Corp. ........................................................................  United States      155,000     5,181,650
   Dominion Resources Inc. ..............................................................  United States       65,000     3,906,500
   DTE Energy Co. .......................................................................  United States       45,000     1,887,300
/a/Edison International .................................................................  United States       90,000     1,359,000
   Energy East Corp. ....................................................................  United States      143,900     2,732,661
   Entergy Corp. ........................................................................  United States      190,000     7,430,900
   Exelon Corp. .........................................................................  United States       65,000     3,112,200
   FirstEnergy Corp. ....................................................................  United States      185,000     6,471,314
   FPL Group Inc. .......................................................................  United States       37,000     2,086,800
   Hawaiian Electric Industries Inc. ....................................................  United States       60,000     2,416,800
   KeySpan Corp. ........................................................................  United States       60,000     2,079,000
/a/PG & E Corp. .........................................................................  United States       47,800       919,672
   Potomac Electric Power Co. ...........................................................  United States      140,000     3,159,800
   Public Service Enterprise Group Inc. .................................................  United States      160,000     6,750,400
   Reliant Energy Inc. ..................................................................  United States      166,000     4,402,320
   Sempra Energy ........................................................................  United States      135,000     3,314,250
   Sierra Pacific Resources .............................................................  United States      110,000     1,655,500
   Southern Co. .........................................................................  United States      170,000     4,309,500
   TXU Corp. ............................................................................  United States      160,000     7,544,000
   Xcel Energy Inc. .....................................................................  United States      260,000     7,212,400
                                                                                                                       ------------
                                                                                                                         85,549,717
                                                                                                                       ------------
   Total Common Stocks (Cost $111,262,093) ..............................................                               162,684,406
                                                                                                                       ------------

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Statement of Investments, December 31, 2001 (cont.)


 Franklin Income Securities Fund                                                              COUNTRY        SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Preferred Stocks
/a/Process Industries
   Asia Pulp & Paper Co. Ltd., 12.00%, pfd. (Cost $7,620,962) ...........................    Indonesia     10,073,000  $    107,076
                                                                                                                       ------------
   Convertible Preferred Stocks 10.2%
   Energy Minerals 2.6%
/a/Chesapeake Energy Corp., 6.75%, cvt. pfd., 144A ......................................  United States       18,000       945,000
   Kerr-McGee Corp., 5.50%, cvt. pfd. ...................................................  United States       70,000     2,598,750
   Lomak Financing Trust, 5.75%, cvt. pfd. ..............................................  United States      140,000     3,937,500
   Newfield Financial Trust I, 6.50%, cvt. pfd. .........................................  United States       65,000     3,545,191
   Nuevo Financing I, 5.75%, cvt. pfd., A ...............................................  United States       90,000     2,691,000
                                                                                                                       ------------
                                                                                                                         13,717,441
                                                                                                                       ------------
   Industrial Services .7%
/a/Enron Corp. Into EOG Resources, 7.00%, cvt. pfd. .....................................  United States       62,500       293,750
   Weatherford International Inc., 5.00%, cvt. pfd. .....................................  United States       70,000     3,242,890
                                                                                                                       ------------
                                                                                                                          3,536,640
                                                                                                                       ------------
   Non-Energy Minerals .5%
   Freeport-McMoran Copper & Gold Inc., cum. variable pfd., Gold ........................  United States       50,000     1,155,000
/a/Hecla Mining Co., 7.00%, cvt. pfd., B ................................................  United States       70,000       564,200
   Newmont Mining Corp., 6.50%, cvt. pfd. ...............................................  United States       20,000       867,000
                                                                                                                       ------------
                                                                                                                          2,586,200
                                                                                                                       ------------
   Process Industries .2%
   Georgia-Pacific Corp., 7.50%, cvt. pfd. ..............................................  United States       38,000     1,181,420
                                                                                                                       ------------
   Real Estate 4.0%
   Apartment Investment & Management Co., 8.00%, cvt. pfd., K ...........................  United States      115,000     3,214,250
   Archstone-Smith Trust, cvt. pfd., A ..................................................  United States       60,000     2,124,000
   Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ...................................  United States      210,000     4,431,000
   Host Marriott Corp., 6.75%, cvt. pfd. ................................................  United States      100,000     3,479,600
   Innkeepers USA Trust, 8.625%, cvt. pfd., A ...........................................  United States      125,000     2,906,250
   Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ................................  United States      140,000     3,330,600
   Vornado Realty Trust, 6.50%, cvt. pfd., A ............................................  United States       35,000     2,012,500
                                                                                                                       ------------
                                                                                                                         21,498,200
                                                                                                                       ------------
   Retail Trade .1%
   Kmart Financing I, 7.75%, cvt. pfd. ..................................................  United States       30,000       870,000
                                                                                                                       ------------
   Transportation .6%
   Union Pacific Capital Trust, 6.25%, cvt. pfd. ........................................  United States       70,000     3,335,500
                                                                                                                       ------------
   Utilities 1.5%
   CMS Energy Trust I, 7.75%, cvt. pfd. .................................................  United States      160,000     5,880,000
   Dominion Resources Inc., 9.50%, cvt. pfd. ............................................  United States       25,000     1,493,000
   PPL Capital Fund Trust I, 7.75%, cvt. pfd., E ........................................  United States       25,000       491,250
                                                                                                                       ------------
                                                                                                                          7,864,250
                                                                                                                       ------------
   Total Convertible Preferred Stocks (Cost $63,977,619) ................................                                54,589,651
                                                                                                                       ------------

                                                                                                           PRINCIPAL
                                                                                                           AMOUNT/e/
                                                                                                          -----------
   Bonds 25.4%
/b/Commercial Services
   AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ................  United States   $1,000,000           100
                                                                                                                       ------------
   Communications 2.4%
   American Cellular Corp., senior sub. note, 144A, 9.50%, 10/15/09 .....................  United States    2,900,000     2,827,500
   Crown Castle International Corp., senior note, 9.375%, 8/01/11 .......................  United States    1,000,000       922,500
   Dobson Communications Corp., senior note, 10.875%, 7/01/10 ...........................  United States    2,800,000     2,905,000
   Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09 ..........................     Bermuda       5,700,000       655,500
   McLeodUSA Inc., senior note, 11.375%, 1/01/09 ........................................  United States    2,600,000       598,000
   McLeodUSA Inc., senior note, 8.125%, 2/15/09 .........................................  United States    1,600,000       344,000


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                           PRINCIPAL
 Franklin Income Securities Fund                                                              COUNTRY      AMOUNT/e/        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Bonds (cont.)
   Communications (cont.)
/b/Metrocall Inc., senior sub. note, 11.00%, 9/15/08 ....................................  United States   $3,000,000  $     45,000
/b/XO Communications Inc., senior note, 10.75%, 6/01/09 .................................  United States    4,000,000       520,000
   Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ..............................  United States    3,400,000     2,745,500
   Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 ...........................  United States      652,000       743,280
   Williams Communications Group Inc., senior note, 10.875%, 10/01/09 ...................  United States      790,000       327,850
                                                                                                                       ------------
                                                                                                                         12,634,130
                                                                                                                       ------------
/b/Consumer Durables .2%
   E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...........................  United States    3,750,000       839,063
                                                                                                                       ------------
   Consumer Non-Durables 1.6%
   Compania De Alimentos Fargo SA, senior note, 13.25%, 8/01/08 .........................    Argentina      1,900,000       384,750
   Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11 .................................  United States      500,000       525,000
   Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .................................  United States    1,697,000     1,400,025
   Evenflo Company Inc., senior note, B, 11.75%, 8/15/06 ................................  United States    2,700,000       259,875
   Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ...................................  United States    3,400,000     3,213,000
   Playtex Products Inc., senior sub. note, 9.375%, 6/01/11 .............................  United States      500,000       530,000
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 ....................  United States    5,800,000     2,349,000
                                                                                                                       ------------
                                                                                                                          8,661,650
                                                                                                                       ------------
   Consumer Services 8.0%
   Adelphia Communications Corp., senior note, 7.875%, 5/01/09 ..........................  United States    3,400,000     3,132,250
   Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ........................  United States    1,200,000     1,231,500
/b/AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 ....................  United States      650,000         9,750
   Cablevision SA, 13.75%, 5/01/09 ......................................................    Argentina      2,000,000       500,000
   Canwest Media Inc., senior sub. note, 144A, 10.625%, 5/15/11 .........................     Canada        3,000,000     3,206,250
   Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09 ..........................  United States    3,200,000     3,296,000
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .................................  United States    3,000,000     3,213,750
   EchoStar Broadband Corp., senior note, 10.375%, 10/01/07 .............................  United States    4,100,000     4,315,250
   Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 ..............................  United States      500,000       488,125
   Felcor Lodging LP, senior note, 144A, 9.50%, 9/15/08 .................................  United States    1,600,000     1,608,000
   HMH Properties Inc., senior note, C, 8.45%, 12/01/08 .................................  United States    1,600,000     1,528,000
   Lone Cypress Co., sub. note, 11.50%, 8/01/09 .........................................  United States    5,167,842     5,116,164
   MGM Mirage Inc., senior sub. note, 8.375%, 2/01/11 ...................................  United States    1,600,000     1,588,000
   NTL Communications Corp., senior note, B, 11.875%, 10/01/10 ..........................  United Kingdom   3,900,000     1,384,500
   Six Flags Inc., senior note, 9.50%, 2/01/09 ..........................................  United States    1,700,000     1,719,125
   Spanish Broadcasting Systems, A, senior sub. note, 144A, 9.625%, 11/01/09 ............  United States    2,100,000     2,089,500
   Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ..............................  United States    3,100,000     3,165,875
   Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 .....................  United States    1,000,000     1,005,000
   Yell Finance BV, senior note, 10.75%, 8/01/11 ........................................   Netherlands     1,700,000     1,836,000
   Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11 ...........................  United States    2,500,000     2,337,500
                                                                                                                       ------------
                                                                                                                         42,770,539
                                                                                                                       ------------
   Electronic Technology 1.6%
   Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09 .............................  United States    3,900,000     3,510,000
/b/Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ..................................  United States    6,000,000     1,350,000
   Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09 .....................  United States    3,500,000     3,736,250
                                                                                                                       ------------
                                                                                                                          8,596,250
                                                                                                                       ------------
   Energy Minerals 3.3%
   Chesapeake Energy Corp., senior note, 8.125%, 4/01/11 ................................   United States   2,500,000     2,437,500
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ........................      Mexico       6,500,000     7,507,500
   Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 ............................  United States    3,000,000     2,805,000
   Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07 .......................  United States    3,000,000     2,715,000
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ........................  United States    1,200,000     1,293,000
   Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ..........................  United States    1,000,000     1,015,000
                                                                                                                       ------------
                                                                                                                         17,773,000
                                                                                                                       ------------
   Finance .4%
   Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 ................................  United States    1,800,000     1,971,222
                                                                                                                       ------------


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Statement of Investments, December 31, 2001 (cont.)

                                                                                                            PRINCIPAL
 Franklin Income Securities Fund                                                              COUNTRY       AMOUNT/e/       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Bonds (cont.)
/b/Health Technology
   Dade International Inc., senior sub. note, 11.125%, 5/01/06 ..........................  United States   $ 1,200,000  $    510,000
                                                                                                                        ------------
   Industrial Services 1.3%
   Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09 ................  United States     4,000,000     4,140,000
/b/First Wave Marine Inc., senior note, 11.00%, 2/01/08 .................................  United States     1,000,000        80,000
   Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ...................  United States     1,000,000     1,026,250
   Great Lakes Dredge & Dock Corp., senior sub. note, 144A, 11.25%, 8/15/08 .............  United States       400,000       410,500
   R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 .....................................  United States     1,500,000     1,542,150
                                                                                                                        ------------
                                                                                                                           7,198,900
                                                                                                                        ------------
   Non-Energy Minerals .3%
   Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ................................  United States       800,000       832,000
   Louisiana Pacific Corp., 10.875, senior sub. note, 10.875%, 11/15/08 .................  United States       800,000       772,000
                                                                                                                        ------------
                                                                                                                           1,604,000
                                                                                                                        ------------
   Process Industries 3.7%
   Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11 ....................  United States       700,000       749,000
/b/Consoltex Group Inc., senior sub. note, B, 11.00%, 10/01/03 ..........................  United States    10,000,000     2,450,000
   Equistar Chemical, senior note, 10.125%, 9/01/08 .....................................  United States     3,700,000     3,737,000
   Four M Corp., senior note, B, 12.00%, 6/01/06 ........................................  United States     2,000,000     1,980,000
   Hercules Inc., senior note, 11.125%, 11/15/07 ........................................  United States     1,700,000     1,785,000
   Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 ................................  United States     4,000,000     4,180,000
/b/RBX Corp., senior sub. note, B, 11.25%, 10/15/05 .....................................  United States    10,000,000        50,000
   Riverwood International, senior sub. note, 10.875%, 4/01/08 ..........................  United States     3,500,000     3,570,000
/b/Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ..........................    Indonesia       8,000,000     1,280,000
                                                                                                                        ------------
                                                                                                                          19,781,000
                                                                                                                        ------------
   Producer Manufacturing 1.4%
   Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06 .........................  United States     1,200,000     1,176,000
   Nortek Inc., senior sub. note, 9.875%, 6/15/11 .......................................  United States     3,500,000     3,482,500
   Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/01/06 ..................  United States     2,000,000     1,310,000
/b/Thermadyne Holdings Corp., senior sub. note, 10.75%, 11/01/03 ........................  United States     2,696,000           270
   Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ....................     Canada         2,350,000     1,656,750
                                                                                                                        ------------
                                                                                                                           7,625,520
                                                                                                                        ------------
   Retail Trade .1%
   Rite Aid Corp., 7.70%, 2/15/27 .......................................................  United States       400,000       278,000
                                                                                                                        ------------
/b/Technology Services
   PSINET Inc., senior note, 10.50%, 12/01/06 ...........................................  United States     2,000,000       160,000
                                                                                                                        ------------
   Utilities 1.1%
   AES Corp., senior note, 8.75%, 6/15/08 ...............................................  United States     4,300,000     3,805,500
   Calpine Canada Energy Finance ULC, senior note, 8.50%, 5/01/08 .......................     Canada         1,500,000     1,373,553
   Calpine Corp., senior note, 8.50%, 2/15/11 ...........................................  United States       700,000       637,946
                                                                                                                        ------------
                                                                                                                           5,816,999
                                                                                                                        ------------
   Total Bonds (Cost $195,949,857) ......................................................                                136,220,373
                                                                                                                        ------------
   Convertible Bonds 7.1%
   Consumer Durables .1%
   Exide Technologies Corp., cvt., senior sub. note, 144A, 2.90%, 12/15/05 ..............  United States     5,000,000       375,000
                                                                                                                        ------------
   Consumer Services .9%
   Adelphia Communications Corp., cvt., 6.00%, 2/15/06 ..................................  United States     3,400,000     2,970,750
   Charter Communications Inc., cvt., 4.75%, 6/01/06 ....................................  United States     2,000,000     1,827,500
                                                                                                                        ------------
                                                                                                                           4,798,250
                                                                                                                        ------------
   Electronic Technology 1.8%
   International Rectifier Corp., cvt., 4.25%, 7/15/07 ..................................  United States     1,000,000       827,500
   Juniper Networks Inc., cvt., 4.75%, 3/15/07 ..........................................  United States     1,150,000       836,625
   SCI Systems Inc., cvt., 3.00%, 3/15/07 ...............................................  United States     1,400,000     1,160,250
   Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06 ....................................  United States     7,925,000     6,855,125
                                                                                                                        ------------
                                                                                                                           9,679,500
                                                                                                                        ------------

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Statement of Investments, December 31, 2001 (cont.)

                                                                                                        PRINCIPAL
 Franklin Income Securities Fund                                                          COUNTRY       AMOUNT/e/       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Convertible Bonds (cont.)
   Health Technology .2%
   ICN Pharmaceuticals Inc., cvt., 144A, 6.50%, 7/15/08 .............................  United States   $ 1,150,000      $  1,343,683
                                                                                                                        ------------
   Industrial Services .3%
   Key Energy Services Inc., cvt., 5.00%, 9/15/04 ...................................  United States     2,000,000         1,875,000
                                                                                                                        ------------
   Non-Energy Minerals 1.7%
   Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 .......................................     Ghana          5,000,000         4,081,250
   Coeur d'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 .................  United States       100,000            35,000
   Coeur d'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 .......................  United States     6,000,000         1,920,000
   Trizec Hahn Corp., into Barrick Gold (ABX), cvt. senior sub. deb.,
     3.00%, 1/29/21 .................................................................     Canada         5,000,000         2,918,750
                                                                                                                        ------------
                                                                                                                           8,955,000
                                                                                                                        ------------
   Real Estate 2.1%
   Equity Office Properties Trust, senior exchangeable note, 144A, 7.25%, 11/15/08 ..  United States     3,000,000         3,187,500
   Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ..............................  United States     4,000,000         3,940,000
   Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04 .....................  United States     5,000,000         4,053,800
                                                                                                                        ------------
                                                                                                                          11,181,300
                                                                                                                        ------------
   Total Convertible Bonds (Cost $47,803,749) .......................................                                     38,207,733
                                                                                                                        ------------
   Zero Coupon/Step-Up Bonds 4.8%
/b/AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
     12.25% thereafter, 3/15/06 .....................................................  United States     2,438,000            36,570
   APP Finance VI Mauritius Ltd., cvt., zero cpn., 11/18/12 .........................    Indonesia      11,500,000           287,500
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04,
     9.92% thereafter, 4/01/11 ......................................................  United States     4,500,000         3,279,375
   Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06,
     13.50% thereafter, 1/15/11 .....................................................  United States     2,000,000         1,330,000
   Crown Castle International Corp., senior disc. note, zero cpn. to 8/01/04,
     11.25% thereafter, 8/01/11 .....................................................  United States     5,800,000         3,596,000
   Huntsman ICI Chemicals, zero cpn., senior disc. note, 12/31/09 ...................  United States     8,000,000         2,040,000
   Level 3 Communications Inc., senior disc. note, zero cpn. to 12/01/03,
     10.50% thereafter, 12/01/08 ....................................................  United States     4,500,000         1,305,000
   Microcell Telecommunications Inc., senior disc. note, zero cpn. to 6/01/04,
     12.00% thereafter, 6/01/09 .....................................................     Canada         3,000,000         1,395,000
   Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
     9.95% thereafter, 2/15/08 ......................................................  United States     6,500,000         4,485,000
   Nextel International Inc., senior disc. note, zero cpn. to 4/15/03,
     12.125% thereafter, 4/15/08 ....................................................  United States     5,300,000           265,000
   Quebecor Media Inc. senior disc. note, zero cpn. to 7/15/06,
     13.75% thereafter, 7/15/11 .....................................................      Canada        4,500,000         2,750,625
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 4/15/04,
     11.25% thereafter, 4/15/09 .....................................................  United States     2,800,000           742,000
   Spectrasite Holdings Inc., senior disc. note, zero cpn. to 3/15/05,
     12.875% thereafter, 3/15/10 ....................................................  United States     4,200,000           987,000
   United Pan-Europe Communications NV, senior disc. note, zero cpn. to 8/01/04,
     12.50% thereafter, 8/01/09 .....................................................   Netherlands      1,001,000            85,085
   VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04,
     11.875% thereafter, 11/15/09 ...................................................  United States     1,106,000           959,455
   XO Communications Inc., senior disc. note, zero cpn. to 6/01/04,
     12.25% thereafter, 6/01/09 .....................................................  United States     4,000,000           340,000
                                                                                                                        ------------
   Yell Finance BV, senior disc. note, zero cpn. to 8/01/06,
     13.50% thereafter, 8/01/11 .....................................................   Netherlands      3,300,000         2,029,500
                                                                                                                        ------------
   Total Zero Coupon/Step-Up Bonds (Cost $47,385,641) ...............................                                     25,913,110
   U.S. Government And Agency Securities 10.5%
   FHLMC, 6.875%, 1/15/05 ...........................................................  United States     7,000,000         7,575,988
/d/FNMA, 6.50%, 1/01/29 .............................................................  United States    17,000,000        17,021,250
   FNMA, 6.50%, 2/01/31 .............................................................  United States       360,481           361,602
   FNMA, 6.50%, 4/01/31 .............................................................  United States       747,972           749,421
   FNMA, 6.50%, 5/01/31 .............................................................  United States     5,013,553         5,023,266
   FNMA, 6.50%, 6/01/31 .............................................................  United States    12,883,795        12,908,756
   FNMA, 6.50%, 7/01/31 .............................................................  United States     6,566,550         6,579,272
   FNMA, 6.50%, 8/01/31 .............................................................  United States     5,926,270         5,937,753
                                                                                                                        ------------
   Total U.S. Government And Agency Securities (Cost $55,126,393)                                                         56,157,308
                                                                                                                        ------------
   Foreign Government And Agency Securities 4.5%
   Republic of Argentina, L, 6.00%, 3/31/23 .........................................   Argentina        7,900,000         3,436,500
   Republic of Brazil, 10.25%, 1/11/06 ..............................................     Brazil         3,065,000         2,930,906
   Republic of Brazil, 11.00%, 8/17/40 ..............................................     Brazil         3,015,000         2,329,088
   Republic of Brazil, L, FRN, 3.188%, 4/15/06 ......................................     Brazil         7,848,000         6,886,620
   Republic of Bulgaria, FRN, 4.563%, 7/28/11 .......................................    Bulgaria        4,950,000         4,356,000
   Republic of South Africa, 12.00%, 2/28/05 ........................................  South Africa     23,000,000 ZAR     1,981,992
   Republic of Turkey, 12.375%, 6/15/09 .............................................    Turkey          2,000,000         2,027,400
                                                                                                                        ------------
   Total Foreign Government and Agency Securities (Cost $26,623,957) ................                                     23,948,506
                                                                                                                        ------------
   Total Long Term Investments (Cost $555,750,271) ..................................                                    497,828,163
                                                                                                                        ------------

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Statement of Investments, December 31, 2001 (cont.)

                                                                                                      PRINCIPAL
Franklin Income Securities Fund                                                     COUNTRY           AMOUNT/e/           VALUE
------------------------------------------------------------------------------------------------------------------------------------
/c/Repurchase Agreement 8.8%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $47,106,425)
    (Cost $47,102,183)..........................................................  United States      $47,102,183      $ 47,102,183
      ABN AMRO Inc. (Maturity Value $4,108,622)
      BMO Nesbitt Burns Corp. (Maturity Value $4,108,622)
      BNP Paribas Securities Corp. (Maturity Value $4,108,622)
      Barclays Capital Inc. (Maturity Value $4,108,622)
      Bear, Stearns & Co., Inc. (Maturity Value $2,739,239)
      Credit Suisse First Boston Corp. (Maturity Value $2,739,239)
      Deutsche Banc Alex Brown Inc. (Maturity Value $2,053,840)
      Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $4,108,622)
      Goldman, Sachs & Co. (Maturity Value $4,108,622)
      Greenwich Capital Markets Inc. (Maturity Value $4,108,622)
      Lehman Brothers Inc. (Maturity Value $2,596,509)
      Morgan Stanley & Co., Inc. (Maturity Value $4,108,622)
      UBS Warburg, LLC (Maturity Value $4,108,622)
       Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
        Government Agency Securities
                                                                                                                      ------------
 Total Investments (Cost $602,852,454) 101.6%...................................                                       544,930,346
 Other Assets, less Liabilities (1.6)%..........................................                                        (8,817,222)
                                                                                                                      ------------
 Net Assets 100%................................................................                                      $536,113,124
                                                                                                                      ------------
Currency Abbreviations:
ZAR - South African Rand




/a/Non-income producing
/b/See Note 7 regarding defaulted securities.
/c/See Note 1(c) regarding joint repurchase agreement.
/d/Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/e/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

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Statement of Investments, December 31, 2001





Franklin Large Cap Growth Securities Fund                                                             SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 96.4%
   Communications 8.9%
   AT&T Corp. .....................................................................................  200,000 $  3,628,000
/a/AT&T Wireless Services Inc. ....................................................................   59,578      856,136
   BellSouth Corp. ................................................................................   40,000    1,526,000
/a/Nextel Communications Inc., A ..................................................................  113,000    1,238,480
   Qwest Communications International Inc. ........................................................   75,600    1,068,228
   SBC Communications Inc. ........................................................................  131,000    5,131,270
   Sprint Corp. (FON Group) .......................................................................  225,000    4,518,000
   Verizon Communications Inc. ....................................................................   80,000    3,796,800
   Vodafone Group PLC, ADR (United Kingdom) .......................................................   30,000      770,400
/a/Western Wireless Corp., A ......................................................................   71,000    2,005,750
/a/Worldcom Inc.-Worldcom Group ...................................................................  190,000    2,675,200
                                                                                                             ------------
                                                                                                               27,214,264
                                                                                                             ------------
   Consumer Durables .7%
   Maytag Corp. ...................................................................................   64,100    1,989,023
                                                                                                             ------------
   Consumer Non-Durables 5.5%
   Adolph Coors Co., B ............................................................................   50,000    2,670,000
   Kimberly-Clark Corp. ...........................................................................   66,000    3,946,800
   Philip Morris Cos. Inc. ........................................................................  136,700    6,267,695
   Procter & Gamble Co. ...........................................................................   50,000    3,956,500
                                                                                                             ------------
                                                                                                               16,840,995
                                                                                                             ------------
   Consumer Services 5.3%
/a/AOL Time Warner Inc. ...........................................................................  113,000    3,627,300
/a/Clear Channel Communications Inc. ..............................................................   73,700    3,752,067
   McDonald's Corp. ...............................................................................  100,000    2,647,000
/a/Univision Communications Inc., A ...............................................................   82,000    3,317,720
   The Walt Disney Co. ............................................................................  137,000    2,838,640
                                                                                                             ------------
                                                                                                               16,182,727
                                                                                                             ------------
   Distribution Services 1.4%
   AmerisourceBergen Corp. ........................................................................   41,000    2,605,550
   McKesson Corp. .................................................................................   41,500    1,552,100
                                                                                                             ------------
                                                                                                                4,157,650
                                                                                                             ------------
   Electronic Technology 12.1%
/a/Applied Materials Inc. .........................................................................   72,000    2,887,200
   Boeing Co. .....................................................................................  102,000    3,955,560
/a/CIENA Corp. ....................................................................................   54,000      772,740
   Compaq Computer Corp. ..........................................................................  270,000    2,635,200
/a/Dell Computer Corp. ............................................................................  145,000    3,941,100
   Goodrich Corp. .................................................................................  124,700    3,319,514
   Intel Corp. ....................................................................................  110,500    3,475,225
   International Business Machines Corp. ..........................................................   20,000    2,419,200
/a/Juniper Networks Inc. ..........................................................................   33,000      625,350
/a/KLA-Tencor Corp. ...............................................................................   37,000    1,833,720
   Linear Technology Corp. ........................................................................   65,000    2,537,600
   Motorola Inc. ..................................................................................  129,000    1,937,580
   Nokia Corp., ADR (Finland) .....................................................................   69,000    1,692,570
/a/Novellus Systems Inc. ..........................................................................   31,500    1,242,675
/a/Sun Microsystems Inc. ..........................................................................  109,000    1,340,700
/a/Xilinx Inc. ....................................................................................   60,000    2,343,000
                                                                                                             ------------
                                                                                                               36,958,934
                                                                                                             ------------
   Energy Minerals 3.9%
   Anadarko Petroleum Corp. .......................................................................   80,000    4,548,000
   Conoco Inc. ....................................................................................   62,000    1,754,600



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



Franklin Large Cap Growth Securities Fund                                                             SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Energy Minerals (cont.)
   Exxon Mobil Corp. ..............................................................................   61,000 $  2,397,300
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) .............................................   63,000    3,088,260
                                                                                                             ------------
                                                                                                               11,788,160
                                                                                                             ------------
   Finance 14.2%
   AFLAC Inc. .....................................................................................   85,500    2,099,880
   American International Group Inc. ..............................................................   50,000    3,970,000
   Bank of New York Co. Inc. ......................................................................  190,000    7,752,000
   Bank One Corp. .................................................................................   70,000    2,733,500
   Citigroup Inc. .................................................................................  162,000    8,177,760
   Goldman Sachs Group Inc. .......................................................................   30,000    2,782,500
   JP Morgan Chase & Co. ..........................................................................   50,800    1,846,580
   Lehman Brothers Holdings Inc. ..................................................................   10,000      668,000
   Marsh & McLennan Cos. Inc. .....................................................................   23,000    2,471,350
   Merrill Lynch & Co. Inc. .......................................................................   74,200    3,867,304
   The PMI Group Inc. .............................................................................   34,700    2,325,247
   Wells Fargo & Co. ..............................................................................  111,000    4,822,950
                                                                                                             ------------
                                                                                                               43,517,071
                                                                                                             ------------
   Health Technology 13.6%
   American Home Products Corp. ...................................................................   82,000    5,031,520
/a/Amgen Inc. .....................................................................................   50,000    2,822,000
   Baxter International Inc. ......................................................................   30,000    1,608,900
   Bristol-Myers Squibb Co. .......................................................................   30,000    1,530,000
/a/Genentech Inc. .................................................................................   54,000    2,929,500
   Medtronic Inc. .................................................................................  100,000    5,121,000
   Merck & Co. Inc. ...............................................................................   77,000    4,527,600
   Pfizer Inc. ....................................................................................  135,000    5,379,750
   Pharmacia Corp. ................................................................................  118,000    5,032,700
   Schering-Plough Corp. ..........................................................................  100,000    3,581,000
/a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ..........................................   72,000    2,635,200
/a/Watson Pharmaceuticals Inc. ....................................................................   45,000    1,412,550
                                                                                                             ------------
                                                                                                               41,611,720
                                                                                                             ------------
   Industrial Services 1.9%
   Schlumberger Ltd. ..............................................................................   60,000    3,297,000
   Transocean Sedco Forex Inc. ....................................................................   70,000    2,367,400
                                                                                                             ------------
                                                                                                                5,664,400
                                                                                                             ------------
   Process Industries 1.9%
   Celanese AG (Germany) ..........................................................................  100,000    1,937,000
   Dow Chemical Co. ...............................................................................   42,000    1,418,760
   E.I. du Pont de Nemours and Co. ................................................................   54,000    2,295,540
                                                                                                             ------------
                                                                                                                5,651,300
                                                                                                             ------------
   Producer Manufacturing 4.8%
   Emerson Electric Co. ...........................................................................   52,000    2,969,200
   General Electric Co. ...........................................................................  142,300    5,703,384
   Molex Inc. .....................................................................................   59,296    1,835,211
   Tyco International Ltd. ........................................................................   27,000    1,590,300
   United Technologies Corp. ......................................................................   40,000    2,585,200
                                                                                                             ------------
                                                                                                               14,683,295
                                                                                                             ------------
   Real Estate .1%
   Host Marriott Corp. ............................................................................   50,000      450,000
                                                                                                             ------------
   Retail Trade 8.6%
/a/Cost Plus Inc. .................................................................................  135,200    3,582,800
   CVS Corp. ......................................................................................  144,000    4,262,400
/a/Federated Department Stores Inc. ...............................................................   88,500    3,619,650



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



Franklin Large Cap Growth Securities Fund                                                             SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Retail Trade (cont.)
   Home Depot Inc. ................................................................................   60,000 $  3,060,600
/a/Kmart Corp. ....................................................................................  125,500      685,230
/a/The Kroger Co. .................................................................................   62,000    1,293,940
/a/Linens `n Things Inc. ..........................................................................  129,000    3,289,500
   May Department Stores Co. ......................................................................   43,600    1,612,328
/a/Safeway Inc. ...................................................................................   90,000    3,757,500
   Walgreen Co. ...................................................................................   29,000      976,140
                                                                                                             ------------
                                                                                                               26,140,088
                                                                                                             ------------
   Technology Services 8.2%
   Automatic Data Processing Inc. .................................................................   90,000    5,301,000
/a/BMC Software Inc. ..............................................................................   50,000      818,500
/a/Cadence Design Systems Inc. ....................................................................   34,000      745,280
/a/Check Point Software Technologies Ltd. (Israel) ................................................   19,000      757,910
   Computer Associates International Inc. .........................................................   90,000    3,104,100
/a/Computer Sciences Corp. ........................................................................   35,000    1,714,300
/a/Concord EFS Inc. ...............................................................................  158,000    5,179,240
/a/Mercury Interactive Corp. ......................................................................   31,500    1,070,370
/a/Microsoft Corp. ................................................................................   77,000    5,102,790
/a/Siebel Systems Inc. .........................................................................      43,000    1,203,140
                                                                                                             ------------
                                                                                                               24,996,630
                                                                                                             ------------
   Transportation 1.5%
   Expeditors International of Washington Inc. ....................................................   83,000    4,726,850
                                                                                                             ------------
   Utilities 3.8%
/a/AES Corp. ......................................................................................  173,000    2,828,550
/a/Calpine Corp. ..................................................................................   18,000      302,220
   CMS Energy Corp. ...............................................................................  112,000    2,691,360
   Duke Energy Corp. ..............................................................................   91,000    3,572,660
   Dynegy Inc. ....................................................................................   44,700    1,139,850
   Exelon Corp. ...................................................................................   25,500    1,220,940
                                                                                                             ------------
                                                                                                               11,755,580
                                                                                                             ------------
   Total Common Stocks (Cost $265,283,414) ........................................................           294,328,687
                                                                                                             ------------
   Convertible Preferred Stocks .1%
   Retail Trade
   Kmart Financing I, 7.75%, cvt. pfd. (Cost $314,018) ............................................    9,500      275,500
                                                                                                             ------------
   Total Long Term Investments (Cost $265,597,432) ................................................           294,604,187
                                                                                                             ------------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                       PRINCIPAL
Franklin Income Securities Fund                                                                         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
/b/Repurchase Agreement 3.3%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $10,151,931)
    (Cost $10,151,017) ............................................................................   $ 10,151,017     $ 10,151,017
     ABN AMRO Inc. (Maturity Value $885,451)
     BMO Nesbitt Burns Corp. (Maturity Value $885,451)
     BNP Paribas Securities Corp. (Maturity Value $885,451)
     Barclays Capital Inc. (Maturity Value $885,451)
     Bear, Stearns & Co., Inc. (Maturity Value $590,335)
     Credit Suisse First Boston Corp. (Maturity Value $590,335)
     Deutsche Banc Alex Brown Inc. (Maturity Value $442,628)
     Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $885,451)
     Goldman, Sachs & Co. (Maturity Value $885,451)
     Greenwich Capital Markets Inc. (Maturity Value $885,451)
     Lehman Brothers Inc. (Maturity Value $559,574)
     Morgan Stanley & Co., Inc. (Maturity Value $885,451)
     UBS Warburg, LLC (Maturity Value $885,451)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
       Agency Securities
                                                                                                                       ------------
   Total Investments (Cost $275,748,449) 99.8% ....................................................                     304,755,204
   Other Assets, less Liabilities .2% .............................................................                         669,797
                                                                                                                       ------------
   Net Assets 100.0% ..............................................................................                    $305,425,001
                                                                                                                       ============



/a/Non-income producing
/b/See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                       PRINCIPAL
Franklin Money Market Fund                                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Certificates of Deposit 9.9%
   Credit Agricole, New York Branch, 2.47%, 3/20/02 ...............................................   $ 5,000,000      $  5,000,000

   Deutsche Bank, New York Branch, 2.47%, 3/21/02 - 3/22/02 .......................................    10,000,000        10,000,218
   Toronto Dominion Bank, New York Branch, 3.615%, 1/22/02 ........................................     5,000,000         5,000,173
                                                                                                                       ------------
   Total Certificates of Deposit (Cost $20,000,391)                                                                      20,000,391
                                                                                                                       ------------
/a/Commercial Paper 44.6%
   Abbey National North America Corp., 1.78%, 3/22/02 .............................................     2,500,000         2,490,111
   Chevron U.K. Investment PLC, 2.34%, 1/09/02 - 1/10/02 ..........................................    10,000,000         9,994,475
   Coca-Cola Co., 1.74% - 1.75%, 1/25/02 - 3/07/02 ................................................    10,000,000         9,978,401
   General Electric Capital Corp., 3.58% - 3.68%, 2/11/02 - 2/14/02 ...............................    10,000,000         9,957,166
   Goldman Sachs Group Inc., 1.90%, 1/11/02 - 1/14/02 .............................................    10,000,000         9,993,930
   Halifax PLC, 2.18%, 4/26/02 ....................................................................     5,000,000         4,965,181
   Morgan Stanley Dean Witter & Co., 2.35%, 1/07/02 - 1/08/02 .....................................    10,000,000         9,995,757
   Province of British Columbia, 2.00% - 3.45%, 1/18/02 - 5/06/02 .................................    10,700,000        10,652,271
   Rabobank Nederland NV, 1.82%, 6/13/02 ..........................................................     5,000,000         4,958,797
   Royal Bank of Canada, 3.75%, 3/04/02 ...........................................................     4,000,000         3,974,167
   Svenska Handelsbanken Inc., 1.78% - 1.80%, 3/07/02 - 3/25/02 ...................................     8,229,000         8,197,816
   Westpac Capital Corp., 2.43%, 3/26/02 ..........................................................     5,000,000         4,971,650
                                                                                                                       ------------
   Total Commercial Paper (Cost $90,129,722) ......................................................                      90,129,722
                                                                                                                       ------------
   U.S. Government Agency Securities 40.3%
   Federal Home Loan Bank, 2.23%, 1/16/02 .........................................................     5,000,000         4,995,354
   Federal Home Loan Mortgage Corp., 1.75% - 3.56%, 1/02/02 - 6/19/02 .............................    30,000,000        29,874,530
   Federal National Mortgage Association, 1.84% - 4.19%, 1/30/02 - 6/14/02 ........................    46,763,000        46,411,829
                                                                                                                       ------------
   Total U.S. Government Agency Securities (Cost $81,281,713) .....................................                      81,281,713
                                                                                                                       ------------
   Total Investments before Repurchase Agreements (Cost $191,411,826) .............................                     191,411,826
                                                                                                                       ------------
/b/Repurchase Agreements 5.5%
   UBS Warburg LLC, 4.625% - 4.75%, 1/02/02 (Maturity Value $11,116,050)
    (Cost $11,115,000) ............................................................................    11,115,000        11,115,000
                                                                                                                       ------------
   Collateralized by U.S. Government Agency Securities

   Total Investments (Cost $202,526,826) 100.3% ...................................................                     202,526,826
   Other Assets, less Liabilities (.3)% ...........................................................                        (664,042)
                                                                                                                       ------------
   Net Assets 100.0% ..............................................................................                    $201,862,784
                                                                                                                       ============



/a/Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
/b/See Note 1(c) regarding repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001





Franklin Natural Resources Securities Fund                                              COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 92.2%
   Energy Minerals 34.7%
   Anadarko Petroleum Corp. ....................................................      United States     8,099   $  460,428
   Cabot Oil & Gas Corp., A ....................................................      United States    23,700      569,985
/a/Callon Petroleum Co. ........................................................      United States    36,300      248,655
/a/Chesapeake Energy Corp. .....................................................      United States   134,700      890,367
   ChevronTexaco Corp. .........................................................      United States    12,400    1,111,164
   Conoco Inc. .................................................................      United States    56,438    1,597,195
   Devon Energy Corp. ..........................................................      United States    24,654      952,877
   EOG Resources Inc. ..........................................................      United States    14,200      555,362
   Exxon Mobil Corp. ...........................................................      United States    33,800    1,328,340
/a/Newfield Exploration Co. ....................................................      United States    17,800      632,078
   Royal Dutch Petroleum Co., N.Y. shs. ........................................        Netherlands     3,900      191,178
   Shell Transport & Trading Co. PLC, N.Y. shs. ................................     United Kingdom    18,400      762,680
/a/Spinnaker Exploration Co. ...................................................      United States    12,500      514,500
/a/Stone Energy Corp. ..........................................................      United States     8,226      324,927
/a/Swift Energy Co. ............................................................      United States    17,000      343,400
   Unocal Corp. ................................................................      United States    13,800      497,766
   USX - Marathon Group Inc. ...................................................      United States    17,000      510,000
                                                                                                               -----------
                                                                                                                11,490,902
                                                                                                               -----------

   Industrial Services 28.8%
/a/Allied Waste Industries Inc. ................................................      United States    72,300    1,016,538
/a/Atwood Oceanics Inc. ........................................................      United States     7,000      243,950
   Baker Hughes Inc. ...........................................................      United States    17,200      627,284
   Bouygues Offshore SA ........................................................             France    15,000      534,908
/a/Cal Dive International Inc. .................................................      United States    41,400    1,021,752
   GlobalSantaFe Corp. .........................................................      United States    21,965      626,442
/a/Grant Prideco Inc. .........................................................       United States    29,900      343,850
/a/Grey Wolf Inc. ..............................................................      United States   273,500      812,295
/a/Gulf Island Fabrication Inc. ................................................      United States    22,000      275,220
/a/Hydril Co. ..................................................................      United States    21,600      380,808
/a/Oil States International Inc. ...............................................      United States    56,500      514,150
/a/Parker Drilling Co. .........................................................      United States    80,000      295,200
/a/Stolt Offshore SA, ADR ......................................................     United Kingdom    14,500      130,500
/a/Superior Energy Services Inc. ...............................................      United States    72,000      622,800
   Transocean Sedco Forex Inc. .................................................      United States    16,700      564,794
/a/Trico Marine Services Inc. ..................................................      United States    33,500      252,925
/a/Varco International Inc. ....................................................      United States    26,310      394,124
/a/Weatherford International Inc. ..............................................      United States    24,100      897,966
                                                                                                               -----------
                                                                                                                 9,555,506
                                                                                                               -----------

   Non-Energy Minerals 9.7%
   Alcoa Inc. ..................................................................      United States    11,400      405,270
   AngloGold Ltd., ADR .........................................................       South Africa    21,000      379,260
   Barrick Gold Corp. ..........................................................             Canada    22,895      365,175
/a/Ispat International NV, A, N.Y. shs. ........................................        Netherlands     9,500       16,626
   Lafarge North America Inc. ..................................................      United States    13,200      495,924
/a/NS Group Inc. ...............................................................      United States    48,400      362,032
/a/Stillwater Mining Co. .......................................................      United States    33,850      626,225
   Weyerhaeuser Co. ............................................................      United States    10,500      567,840
                                                                                                               -----------
                                                                                                                 3,218,352
                                                                                                               -----------
   Process Industries 19.0%
   Bunge Ltd. ..................................................................      United States    55,500    1,292,040
   Cabot Corp. .................................................................      United States    15,700      560,490
   Domtar Inc. .................................................................             Canada    88,400      886,631
/a/FMC Corp. ...................................................................      United States    10,800      642,600
/a/Methanex Corp. ..............................................................             Canada    68,000      375,731
/a/Methanex Corp. .............................................................              Canada     4,847       26,852
   Nova Chemicals Corp. ........................................................             Canada    45,400      874,858
   Potash Corp. of Saskatchewan Inc. ...........................................             Canada     8,400      515,592





FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST





Franklin Natural Resources Securities Fund                                              COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Process Industries (cont.)
   Potlatch Corp. ..............................................................      United States    14,000  $   410,480
   Valspar Corp. ...............................................................      United States    17,900      708,840
                                                                                                               -----------
                                                                                                                 6,294,114
                                                                                                               -----------
   Total Common Stocks (Cost $28,579,279) ......................................                                30,558,874
                                                                                                               -----------
   Convertible Preferred Stocks .2%
   Industrial Services .2%
/a/Enron Corp. Into EOG Resources, 7.00%, cvt. pfd. (Cost $290,720) ............      United States    17,500       82,250
                                                                                                               -----------
   Total Long Term Investments (Cost $28,869,999) ..............................                                30,641,124
                                                                                                               -----------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                   ---------
/b/Repurchase Agreement 7.6%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $2,516,303)
    (Cost $2,516,076) ..........................................................                   $2,516,076    2,516,076
     ABN AMRO Inc. (Maturity Value $219,446)
     BMO Nesbitt Burns Corp. (Maturity Value $219,472)
     BNP Paribas Securities Corp. (Maturity Value $219,472)
     Barclays Capital Inc. (Maturity Value $219,472)
     Bear, Stearns & Co., Inc. (Maturity Value $146,323)
     Credit Suisse First Boston Corp. (Maturity Value $146,323)
     Deutsche Banc Alex Brown Inc. (Maturity Value $109,736)
     Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $219,472)
     Goldman, Sachs & Co. (Maturity Value $219,472)
     Greenwich Capital Markets Inc. (Maturity Value $219,472)
     Lehman Brothers Inc. (Maturity Value $138,699)
     Morgan Stanley & Co., Inc. (Maturity Value $219,472)
     UBS Warburg, LLC (Maturity Value $219,472)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.
       Government Agency Securities
                                                                                                               -----------
   Total Investments (Cost $31,386,075) 100.0% .................................                                33,157,200
   Other Assets, less Liabilities ..............................................                                        62
                                                                                                               -----------
   Net Assets 100.0% ...........................................................                               $33,157,262
                                                                                                               ===========


/a/Non-income producing
/b/See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


Franklin Real Estate Fund                                                                        SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------
Common Stocks 90.4%
Equity REIT - Apartments 15.3%
Apartment Investment & Management Co., A.......................................................   175,000  $ 8,002,750
Archstone-Smith Trust..........................................................................   372,060    9,785,178
Avalonbay Communities Inc......................................................................   182,000    8,610,420
Equity Residential Properties Trust............................................................   305,000    8,756,550
                                                                                                           -----------
                                                                                                            35,154,898
                                                                                                           -----------
Equity REIT - Diversified Property 15.4%
Bedford Property Investors Inc.................................................................   120,600    2,713,500
Crescent Real Estate Equities Co. .............................................................   226,800    4,107,348
Duke Realty Corp. .............................................................................   135,000    3,284,550
Glenborough Realty Trust Inc. .................................................................   398,700    7,734,780
Liberty Property Trust ........................................................................   195,000    5,820,750
Reckson Associates Realty Corp., B ............................................................    64,000    1,632,640
Vornado Realty Trust ..........................................................................   240,800   10,017,280
                                                                                                           -----------
                                                                                                            35,310,848
                                                                                                           -----------
Equity REIT - Hotels .7%
MeriStar Hospitality Corp. ....................................................................   108,800    1,544,960
                                                                                                           -----------

Equity REIT - Industrial 8.9%
AMB Property Corp. ............................................................................   166,700    4,334,200
First Industrial Realty Trust Inc. ............................................................    42,100    1,309,310
ProLogis Trust ................................................................................   373,800    8,040,438
PS Business Parks Inc. ........................................................................   220,000    6,930,000
                                                                                                           -----------
                                                                                                            20,613,948
                                                                                                           -----------
Equity REIT - Manufactured Homes .8%
Manufactured Home Communities Inc. .............................................................   62,100    1,938,141
                                                                                                           -----------
Equity REIT - Office 21.6%
Alexandria Real Estate Equities Inc. ...........................................................  128,400    5,277,240
Arden Realty Inc. ..............................................................................  195,200    5,172,800
Boston Properties Inc. .........................................................................   93,200    3,541,600
Brandywine Realty Trust ........................................................................  297,700    6,272,539
CarrAmerica Realty Corp. .......................................................................  233,600    7,031,360
Equity Office Properties Trust .................................................................  610,652   18,368,412
SL Green Realty Corp. ..........................................................................  127,600    3,918,596
                                                                                                           -----------
                                                                                                            49,582,547
                                                                                                           -----------
Equity REIT - Other 2.9%
iStar Financial Inc. ...........................................................................  265,000    6,611,750
                                                                                                           -----------
Equity REIT - Retail - Regional Malls 10.4%
Chelsea Property Group Inc. ....................................................................   35,000    1,718,500
General Growth Properties Inc. .................................................................  157,200    6,099,360
Glimcher Realty Trust ..........................................................................  217,800    4,101,174
Simon Property Group Inc. ......................................................................  264,800    7,766,584
Taubman Centers Inc. ...........................................................................  285,000    4,232,250
                                                                                                           -----------
                                                                                                            23,917,868
                                                                                                           -----------
Equity REIT - Storage 4.0%
Public Storage Inc. ............................................................................  211,600    7,067,440
Shurgard Storage Centers Inc., A ...............................................................   70,000    2,240,000
                                                                                                           -----------
                                                                                                             9,307,440
                                                                                                           -----------
Apartments 1.8%
Boardwalk Equities Inc. (Canada) ...............................................................  563,300    4,123,356
                                                                                                           -----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Franklin Real Estate Fund                                                                      SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Diversified Property 5.3%
/a/Catellus Development Corp. ...............................................................  125,000    $  2,300,000

/a/Security Capital Group Inc., B ...........................................................  302,345       7,670,493
   TrizecHahn Corp. .........................................................................  145,000       2,276,500
                                                                                                          ------------
                                                                                                            12,246,993
                                                                                                          ------------

   Hotels & Travel 3.3%
/a/Candlewood Hotel Co. Inc. ................................................................  350,000         511,000
/a/Cendant Corp. ............................................................................  187,500       3,676,875
   Host Marriott Corp. ......................................................................   96,900         872,100
/a/MeriStar Hotels & Resorts Inc. ...........................................................  170,000         117,300
   Starwood Hotels & Resorts Worldwide Inc. .................................................   80,200       2,393,970
                                                                                                          ------------
                                                                                                             7,571,245
                                                                                                          ------------

   Total Common Stocks (Cost $165,712,435) ..................................................              207,923,994
                                                                                                          ------------
   Convertible Preferred Stocks .8%
   Hotels & Travel
   Host Marriott Corp., 6.75%, cvt. pfd. (Cost $1,503,132) ..................................   56,900       1,979,892
                                                                                                          ------------
   Total Long Term Investments (Cost $167,215,567) ..........................................              209,903,886
                                                                                                          ------------

                                                                                               PRINCIPAL
                                                                                                 AMOUNT
----------------------------------------------------------------------------------------------------------------------
/b/Repurchase Agreement 8.9%
   Joint Repurchase Agreement, 1.621%, 1/02/02,
     (Maturity Value $20,354,135) (Cost $20,352,302) ........................................ $20,352,302   20,352,302
    ABN AMRO Inc. (Maturity Value $1,775,288)
    BMO Nesbitt Burns Corp. (Maturity Value $1,775,288)
    BNP Paribas Securities Corp. (Maturity Value $1,775,288)
    Barclays Capital Inc. (Maturity Value $1,775,288)
    Bear, Stearns & Co., Inc. (Maturity Value $1,183,592)
    Credit Suisse First Boston Corp. (Maturity Value $1,183,592)
    Deutsche Banc Alex Brown Inc. (Maturity Value $887,440)
    Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $1,775,288)
    Goldman, Sachs & Co. (Maturity Value $1,775,288)
    Greenwich Capital Markets Inc. (Maturity Value $1,775,288)
    Lehman Brothers Inc. (Maturity Value $1,121,919)
    Morgan Stanley & Co., Inc. (Maturity Value $1,775,288)
    UBS Warburg, LLC (Maturity Value $1,775,288)
    Collateralized by U.S. Treasury Bills, Notes, and Bonds,
      and U.S. Government Agency Securities
                                                                                                          ------------
   Total Investments (Cost $187,567,869) 100.1% .............................................              230,256,188
   Other Assets, less Liabilities (.1)% .....................................................                 (307,287)
                                                                                                          ------------
   Net Assets 100% ..........................................................................             $229,948,901
                                                                                                          ------------



/a/ Non-income producing
/b/ See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

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Statement of Investments, December 31, 2001


Franklin Rising Dividends Securities Fund                                                          SHARES      VALUE
----------------------------------------------------------------------------------------------------------------------
Common Stocks 97.2%
Commercial Services 1.7%
ABM Industries Inc. ............................................................................  132,000  $ 4,138,200
Wallace Computer Services Inc. .................................................................  109,000    2,069,910
                                                                                                           -----------
                                                                                                             6,208,110
                                                                                                           -----------

Consumer Durables 4.2%
Leggett & Platt Inc. ...........................................................................  487,500   11,212,500
Russ Berrie & Co. Inc. .........................................................................  126,900    3,807,000
                                                                                                           -----------
                                                                                                            15,019,500
                                                                                                           -----------

Consumer Non-Durables 9.4%
Alberto-Culver Co., A ..........................................................................  400,300   15,647,727
Lancaster Colony Corp. .........................................................................  162,800    5,781,028
Philip Morris Cos. Inc. ........................................................................   78,000    3,576,300
Superior Uniform Group Inc. ....................................................................  276,600    2,503,230
Universal Corp. ................................................................................  175,800    6,400,878
                                                                                                           -----------
                                                                                                            33,909,163
                                                                                                           -----------

Electronic Technology 6.9%
Cohu Inc. ......................................................................................  549,400   10,850,650
Diebold Inc. ...................................................................................  344,900   13,947,756
                                                                                                           -----------
                                                                                                            24,798,406
                                                                                                           -----------

Energy Minerals 1.2%
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) .............................................   90,300    4,426,506
                                                                                                           -----------

Finance 24.7%
AFLAC Inc. .....................................................................................  235,600    5,786,336
American International Group Inc. ..............................................................  100,855    8,007,887
Arthur J. Gallagher & Co. ......................................................................  125,000    4,311,250
Fannie Mae .....................................................................................   80,200    6,375,900
Mercantile Bankshares Corp. ....................................................................  197,525    8,501,476
Mercury General Corp. ..........................................................................   87,200    3,807,152
National Commerce Financial Corp. ..............................................................  504,200   12,756,260
RLI Corp. ......................................................................................  176,256    7,931,520
State Street Corp. .............................................................................   80,400    4,200,900
TrustCo Bank corp NY ...........................................................................  328,588    4,130,351
U.S. Bancorp ...................................................................................  286,749    6,001,657
Washington Mutual Inc. .........................................................................  389,300   12,730,110
Wilmington Trust Corp. .........................................................................   69,500    4,400,045
                                                                                                           -----------
                                                                                                            88,940,844
                                                                                                           -----------
Health Technology 8.4%
Becton, Dickinson & Co. ........................................................................  103,300    3,424,395
Hillenbrand Industries Inc. ....................................................................   35,000    1,934,450
Pall Corp. .....................................................................................  405,100    9,746,706
West Pharmaceutical Services Inc. ..............................................................  562,800   14,970,480
                                                                                                           -----------
                                                                                                            30,076,031
                                                                                                           -----------

Non-Energy Minerals 2.5%
Nucor Corp. ....................................................................................  166,800    8,833,728
                                                                                                           -----------
Process Industries 7.1%
Bemis Co. Inc. .................................................................................  164,600    8,095,028
Brady Corp., A .................................................................................  143,000    5,233,800
Donaldson Co. Inc. .............................................................................  104,900    4,074,316
Myers Industries Inc. ..........................................................................  580,958    7,930,077
                                                                                                           -----------
                                                                                                            25,333,221
                                                                                                           -----------

Producer Manufacturing 19.1%
Baldor Electric Co. ............................................................................  289,333    6,047,060
Carlisle Cos. Inc. .............................................................................  174,300    6,445,614


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Statement of Investments, December 31, 2001 (cont.)

Franklin Rising Dividends Securities Fund                                                                  SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Producer Manufacturing (cont.)
   CIRCOR International Inc. .......................................................................      255,350   $  4,711,208
   Dover Corp. .....................................................................................      260,600      9,660,442
   Graco Inc. ......................................................................................      298,050     11,638,853
   Kaydon Corp. ....................................................................................      308,600      6,999,048
   Roper Industries Inc. ...........................................................................       11,300        559,350
   Superior Industries International Inc. ..........................................................      218,400      8,790,600
   Teleflex Inc. ...................................................................................      287,900     13,620,549
                                                                                                                    ------------
                                                                                                                      68,472,724
                                                                                                                    ------------
   Retail Trade 8.3%
   Family Dollar Stores Inc. .......................................................................      596,600     17,886,068
   Fresh Brands Inc. ...............................................................................      227,700      4,692,897
   The Limited Inc. ................................................................................      484,046      7,125,155
                                                                                                                    ------------
                                                                                                                      29,704,120
                                                                                                                    ------------
   Technology Services 3.7%
   Reynolds & Reynolds Co., A ......................................................................      543,600     13,182,300
                                                                                                                    ------------
   Total Long Term Investments (Cost $235,806,879) .................................................                 348,904,653
                                                                                                                    ------------

/a/Short Term Investments 2.4%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $8,659,283) .................    8,659,283      8,659,283
                                                                                                                    ------------
   Total Investments (Cost $244,466,162) 99.6% .....................................................                 357,563,936
   Other Assets, less Liabilities .4% ..............................................................                   1,603,309
                                                                                                                    ------------
   Net Assets 100.0% ...............................................................................                $359,167,245
                                                                                                                    ============



/a/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


 Franklin S&P 500 Index Fund                                                                           SHARES    VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks 96.1%
   Commercial Services .7%
/a/Convergys Corp. .................................................................................    1,002  $   37,565
   Deluxe Corp. ....................................................................................      400      16,632
   Equifax Inc. ....................................................................................      800      19,320
   Interpublic Group of Cos. Inc. ..................................................................    2,200      64,988
   The McGraw-Hill Cos. Inc. .......................................................................    1,200      73,176
   Moody's Corp. ...................................................................................      900      35,874
   Omnicom Group Inc. ..............................................................................    1,130     100,966
   R.R. Donnelley & Sons Co. .......................................................................      700      20,783
/a/Robert Half International Inc. ..................................................................    1,000      26,700
/a/Sabre Holdings Corp., A .........................................................................      761      32,228
/a/TMP Worldwide Inc. ..............................................................................      700      30,030
                                                                                                               ----------
                                                                                                                  458,262
                                                                                                               ----------
   Communications 5.3%
   Alltel Corp. ....................................................................................    1,900     117,287
   AT&T Corp. ......................................................................................   21,115     383,026
/a/AT&T Wireless Services Inc. .....................................................................   15,171     218,007
   BellSouth Corp. .................................................................................   11,251     429,226
   CenturyTel Inc. .................................................................................      800      26,240
/a/Citizens Communications Co., B ..................................................................    1,600      17,056
/a/Nextel Communications Inc., A ...................................................................    4,800      52,608
   Qwest Communications International Inc. .........................................................    9,974     140,933
   SBC Communications Inc. .........................................................................   20,083     786,651
   Sprint Corp. (FON Group) ........................................................................    5,216     104,737
/a/Sprint Corp. (PCS Group) ........................................................................    5,800     141,578
   Verizon Communications Inc. .....................................................................   16,277     772,506
/a/Worldcom Inc.-Worldcom Group ....................................................................   17,617     248,047
                                                                                                               ----------
                                                                                                                3,437,902
                                                                                                               ----------
   Consumer Durables 1.3%
   The Black & Decker Corp. ........................................................................      500      18,865
   Brunswick Corp. .................................................................................      500      10,880
   Centex Corp. ....................................................................................      400      22,836
   Cooper Tire & Rubber Co. ........................................................................      400       6,384
   Eastman Kodak Co. ...............................................................................    1,700      50,031
   Ford Motor Co. ..................................................................................   10,773     169,352
   Fortune Brands Inc. .............................................................................      900      35,631
   General Motors Corp. ............................................................................    3,348     162,713
   Goodyear Tire & Rubber Co. ......................................................................      900      21,429
   Harley-Davidson Inc. ............................................................................    1,800      97,758
   Hasbro Inc. .....................................................................................    1,000      16,230
/a/International Game Technology ...................................................................      500      34,150
   KB Home .........................................................................................      300      12,030
   Leggett & Platt Inc. ............................................................................    1,200      27,600
   Mattel Inc. .....................................................................................    2,500      43,000
   Maytag Corp. ....................................................................................      400      12,412
   Newell Rubbermaid Inc. ..........................................................................    1,600      44,112
   Pulte Homes Inc. ................................................................................      300      13,401
   Snap-on Inc. ....................................................................................      300      10,098
   Stanley Works ...................................................................................      500      23,285
   Tupperware Corp. ................................................................................      300       5,775
   Whirlpool Corp. .................................................................................      400      29,332
                                                                                                               ----------
                                                                                                                  867,304
                                                                                                               ----------
   Consumer Non-Durables 7.1%
   Adolph Coors Co., B .............................................................................      200      10,680
   Alberto-Culver Co., B ...........................................................................      300      13,422
   American Greetings Corp., A .....................................................................      400       5,512
   Anheuser-Busch Cos. Inc. ........................................................................    5,300     239,613
   Avon Products Inc. ..............................................................................    1,400      65,100

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



 Franklin S&P 500 Index Fund                                                                            SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Consumer Non-Durables (cont.)
   Brown-Forman Corp., B ........................................................................         400  $   25,040
   Campbell Soup Co. ............................................................................       2,449      73,152
   Cintas Corp. .................................................................................       1,000      48,000
   Clorox Co. ...................................................................................       1,400      55,370
   Coca-Cola Co. ................................................................................      14,892     702,158
   Coca-Cola Enterprises Inc. ...................................................................       2,600      49,244
   Colgate-Palmolive Co. ........................................................................       3,300     190,575
   ConAgra Foods Inc. ...........................................................................       3,200      76,064
   General Mills Inc. ...........................................................................       2,200     114,422
   Gillette Co. .................................................................................       6,316     210,954
   H.J. Heinz Co. ...............................................................................       2,100      86,352
   Hershey Foods Corp. ..........................................................................         839      56,800
   International Flavors & Fragrances Inc. ......................................................         600      17,826
/a/Jones Apparel Group Inc. .....................................................................         700      23,219
   Kellogg Co. ..................................................................................       2,400      72,240
   Kimberly-Clark Corp. .........................................................................       3,116     186,337
   Liz Claiborne Inc. ...........................................................................         300      14,925
   Nike Inc., B .................................................................................       1,600      89,984
   Pepsi Bottling Group Inc. ....................................................................       1,600      37,600
   PepsiCo Inc. .................................................................................      10,411     506,912
   Philip Morris Cos. Inc. ......................................................................      12,943     593,437
   Procter & Gamble Co. .........................................................................       7,700     609,301
/a/Reebok International Ltd. ....................................................................         300       7,950
   Sara Lee Corp. ...............................................................................       4,598     102,214
   Unilever NV, N.Y. shs., ADR (Netherlands) ....................................................       3,400     195,874
   UST Inc. .....................................................................................       1,000      35,000
   V.F. Corp. ...................................................................................         700      27,307
   Wm. Wrigley Jr. Co. ..........................................................................       1,300      66,781
                                                                                                               ----------
                                                                                                                4,609,365
                                                                                                               ----------
   Consumer Services 4.7%
/a/AOL Time Warner Inc. .........................................................................      26,418     848,018
   Carnival Corp. ...............................................................................       3,424      96,146
/a/Cendant Corp. ................................................................................       5,900     115,699
/a/Clear Channel Communications Inc. ............................................................       3,647     185,669
/a/Comcast Corp., A .............................................................................       5,658     203,688
   Darden Restaurants Inc. ......................................................................         700      24,780
   Dow Jones & Co. Inc. .........................................................................         500      27,365
   Gannett Co. Inc. .............................................................................       1,538     103,400
   H&R Block Inc. ...............................................................................       1,100      49,170
/a/Harrah's Entertainment Inc. ..................................................................         700      25,907
   Hilton Hotels Corp. ..........................................................................       2,100      22,932
   Knight-Ridder Inc. ...........................................................................         544      35,322
   Marriott International Inc., A ...............................................................       1,400      56,910
   McDonald's Corp. .............................................................................       7,605     201,304
   Meredith Corp. ...............................................................................         300      10,695
   The New York Times Co., A ....................................................................         900      38,925
/a/Starbucks Corp. ..............................................................................       2,200      41,910
   Starwood Hotels & Resorts Worldwide Inc. .....................................................       1,200      35,820
   Tribune Co. ..................................................................................       1,780      66,625
/a/Tricon Global Restaurants Inc. ...............................................................         900      44,280
/a/Univision Communications Inc., A .............................................................       1,200      48,552
/a/Viacom Inc., B ...............................................................................      10,595     467,769
   The Walt Disney Co. ..........................................................................      12,259     254,006
   Wendy's International Inc. ...................................................................         700      20,419
                                                                                                               ----------
                                                                                                                3,025,311
                                                                                                               ----------

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Statement of Investments, December 31, 2001 (cont.)



   Franklin S&P 500 Index Fund                                                                         SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Distribution Services .7%
   AmerisourceBergen Corp. ......................................................................         659   $  41,879
   Cardinal Health Inc. .........................................................................       2,650     171,349
   Genuine Parts Co. ............................................................................       1,000      36,700
   McKesson Corp. ...............................................................................       1,700      63,580
   SUPERVALU Inc. ...............................................................................         800      17,696
   SYSCO Corp. ..................................................................................       4,000     104,880
   W.W. Grainger Inc. ...........................................................................         600      28,800
                                                                                                                ---------
                                                                                                                  464,884
                                                                                                                ---------
   Electronic Technology 12.4%
/a/ADC Telecommunications Inc. ..................................................................       4,500      20,700
/a/Advanced Micro Devices Inc. ..................................................................       2,000      31,720
/a/Agilent Technologies Inc. ....................................................................       2,712      77,319
/a/Altera Corp. .................................................................................       2,300      48,806
/a/Analog Devices Inc. ..........................................................................       2,200      97,658
/a/Andrew Corp. .................................................................................         500      10,945
/a/Apple Computer Inc. ..........................................................................       2,000      43,800
/a/Applied Materials Inc. .......................................................................       4,900     196,490
/a/Applied Micro Circuits Corp. .................................................................       1,700      19,244
/a/Avaya Inc. ...................................................................................       1,594      19,367
   Boeing Co. ...................................................................................       5,020     194,676
/a/Broadcom Corp., A ............................................................................       1,558      63,847
/a/CIENA Corp. ..................................................................................       1,900      27,189
/a/Cisco Systems Inc. ...........................................................................      43,818     793,544
   Compaq Computer Corp. ........................................................................       9,987      97,473
/a/Comverse Technology Inc. .....................................................................       1,100      24,607
/a/Conexant Systems Inc. ........................................................................       1,400      20,104
   Corning Inc. .................................................................................       5,398      48,150
/a/Dell Computer Corp. ..........................................................................      15,562     422,975
/a/EMC Corp. ....................................................................................      13,220     177,677
/a/Gateway Inc. .................................................................................       1,800      14,472
   General Dynamics Corp. .......................................................................       1,236      98,435
   Goodrich Corp. ...............................................................................         600      15,972
   Hewlett-Packard Co. ..........................................................................      11,626     238,798
   Intel Corp. ..................................................................................      40,110   1,261,460
   International Business Machines Corp. ........................................................      10,318   1,248,065
/a/Jabil Circuit Inc. ...........................................................................       1,100      24,992
/a/JDS Uniphase Corp. ...........................................................................       7,700      67,221
/a/KLA-Tencor Corp. .............................................................................       1,100      54,516
/a/Lexmark International Inc. ...................................................................         800      47,200
   Linear Technology Corp. ......................................................................       1,900      74,176
   Lockheed Martin Corp. ........................................................................       2,600     121,342
/a/LSI Logic Corp. ..............................................................................       2,100      33,138
   Lucent Technologies Inc. .....................................................................      20,038     126,039
/a/Maxim Integrated Products Inc. ...............................................................       1,900      99,769
/a/Micron Technology Inc. .......................................................................       3,600     111,600
   Motorola Inc. ................................................................................      13,438     201,839
/a/National Semiconductor Corp. .................................................................       1,000      30,790
/a/NCR Corp. ....................................................................................         600      22,116
/a/Network Appliance Inc. .......................................................................       1,900      41,553
   Nortel Networks Corp. (Canada) ...............................................................      19,168     143,760
   Northrop Grumman Corp. .......................................................................         704      70,970
/a/Novellus Systems Inc. ........................................................................         800      31,560
/a/Nvidia Corp. .................................................................................         900      60,210
/a/Palm Inc. ....................................................................................       3,176      12,323
   PerkinElmer Inc. .............................................................................         768      26,895
/a/PMC-Sierra Inc. (Canada) .....................................................................       1,000      21,260
/a/QLogic Corp. .................................................................................         600      26,706
/a/QUALCOMM Inc. ................................................................................       4,600     232,300


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



   Franklin S&P 500 Index Fund                                                                         SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology (cont.)
   Raytheon Co. .................................................................................       2,300     $   74,681
   Rockwell Collins Inc. ........................................................................       1,100         21,450
   Rockwell International Corp. .................................................................       1,100         19,646
/a/Sanmina-Sci Corp. ............................................................................       3,072         61,133
   Scientific-Atlanta Inc. ......................................................................       1,000         23,940
/a/Solectron Corp. ..............................................................................       4,700         53,016
/a/Sun Microsystems Inc. ........................................................................      19,334        237,808
   Symbol Technologies Inc. .....................................................................       1,350         21,438
/a/Tektronix Inc. ...............................................................................         500         12,890
/a/Tellabs Inc. .................................................................................       2,400         35,904
/a/Teradyne Inc. ................................................................................       1,100         33,154
   Texas Instruments Inc. .......................................................................      10,348        289,744
/a/Thermo Electron Corp. ........................................................................       1,100         26,246
/a/Vitesse Semiconductor Corp. ..................................................................       1,100         13,673
   Xerox Corp. ..................................................................................       4,316         44,973
/a/Xilinx Inc. ..................................................................................       2,000         78,100
/a/Waters Corp ..................................................................................         700         27,125
                                                                                                                   ---------
                                                                                                                   8,070,689
                                                                                                                   ---------
   Energy Minerals 5.4%
   Amerada Hess Corp. ...........................................................................         500         31,250
   Anadarko Petroleum Corp. .....................................................................       1,500         85,275
   Apache Corp. .................................................................................         770         38,408
   Ashland Inc. .................................................................................         400         18,432
   Burlington Resources Inc. ....................................................................       1,200         45,048
   ChevronTexaco Corp. ..........................................................................       6,399        573,414
   Conoco Inc. ..................................................................................       3,738        105,785
   Devon Energy Corp. ...........................................................................         800         30,920
   EOG Resources Inc. ...........................................................................         700         27,377
   Exxon Mobil Corp. ............................................................................      40,856      1,605,641
   Kerr-McGee Corp. .............................................................................         642         35,182
   Marathon Oil Corp. ...........................................................................       1,800         54,000
   Occidental Petroleum Corp. ...................................................................       2,200         58,366
   Phillips Petroleum Co. .......................................................................       2,250        135,585
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ...........................................      12,674        621,279
   Sunoco Inc. ..................................................................................         500         18,670
   Unocal Corp. .................................................................................       1,400         50,498
                                                                                                                   ---------
                                                                                                                   3,535,130
                                                                                                                   ---------
   Finance 17.1%
   AFLAC Inc. ...................................................................................       3,092         75,940
   Allstate Corp. ...............................................................................       4,275        144,068
   Ambac Financial Group Inc. ...................................................................         594         34,369
   American Express Co. .........................................................................       8,023        286,341
   American International Group Inc. ............................................................      15,650      1,242,610
   AmSouth Bancorp ..............................................................................       2,200         41,580
   AON Corp. ....................................................................................       1,700         60,384
   Bank of America Corp. ........................................................................       9,416        592,737
   Bank of New York Co. Inc. ....................................................................       4,382        178,786
   Bank One Corp. ...............................................................................       6,982        272,647
   BB&T Corp. ...................................................................................       2,700         97,497
   The Bear Stearns Cos. Inc. ...................................................................         600         35,184
   Capital One Financial Corp. ..................................................................       1,300         70,135
   Charles Schwab Corp. .........................................................................       8,128        125,740
   Charter One Financial Inc. ...................................................................       1,297         35,214
   Chubb Corp. ..................................................................................       1,000         69,000
   Cincinnati Financial Corp. ...................................................................       1,000         38,150
   Citigroup Inc. ...............................................................................      30,796      1,554,582
   Comerica Inc. ................................................................................       1,100         63,030



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


   Franklin S&P 500 Index Fund                                                                         SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Finance (cont.)
/a/Conseco Inc. .................................................................................       2,000    $     8,920
   Countrywide Credit Industries Inc. ...........................................................         700         28,679
   Equity Office Properties Trust ...............................................................       2,400         72,192
   Equity Residential Properties Trust ..........................................................       1,600         45,936
   Fannie Mae ...................................................................................       6,009        477,716
   Fifth Third Bancorp ..........................................................................       3,412        209,258
   Fleet Boston Financial Corp. .................................................................       6,335        231,228
   Franklin Resources Inc. ......................................................................       1,600         56,432
   Freddie Mac ..................................................................................       4,165        272,391
   Golden West Financial Corp. ..................................................................         943         55,496
   Hartford Financial Services Group Inc. .......................................................       1,500         94,245
   Household International Inc. .................................................................       2,733        158,350
   Huntington Bancshares Inc. ...................................................................       1,480         25,441
   Jefferson-Pilot Corp. ........................................................................         850         39,330
   John Hancock Financial Services Inc. .........................................................       1,800         74,340
   JP Morgan Chase & Co. ........................................................................      11,738        426,676
   KeyCorp ......................................................................................       2,500         60,850
   Lehman Brothers Holdings Inc. ................................................................       1,400         93,520
   Lincoln National Corp. .......................................................................       1,100         53,427
   Loews Corp. ..................................................................................       1,200         66,456
   Marsh & McLennan Cos. Inc. ...................................................................       1,604        172,350
   MBIA Inc. ....................................................................................         850         45,586
   MBNA Corp. ...................................................................................       5,068        178,394
   Mellon Financial Corp. .......................................................................       2,857        107,480
   Merrill Lynch & Co. Inc. .....................................................................       5,031        262,216
   MetLife Inc. .................................................................................       4,400        139,392
   MGIC Investment Corp. ........................................................................         600         37,032
   Morgan Stanley Dean Witter & Co. .............................................................       6,592        368,756
   National City Corp. ..........................................................................       3,549        103,773
   Northern Trust Corp. .........................................................................       1,340         80,695
   PNC Financial Services Group .................................................................       1,673         94,023
   The Progressive Corp. ........................................................................         444         66,289
   Providian Financial Corp. ....................................................................       1,543          5,478
   Regions Financial Corp. ......................................................................       1,328         39,893
   Ryder Systems Inc. ...........................................................................         300          6,645
   SAFECO Corp. .................................................................................         800         24,920
   Southtrust Corp. .............................................................................       2,000         49,340
   St. Paul Cos. Inc. ...........................................................................       1,300         57,161
   State Street Corp. ...........................................................................       1,900         99,275
   Stilwell Financial Inc. ......................................................................       1,300         35,386
   SunTrust Banks Inc. ..........................................................................       1,700        106,590
   Synovus Financial Corp. ......................................................................       1,700         42,585
   T. Rowe Price Group Inc. .....................................................................         700         24,311
   Torchmark Corp. ..............................................................................         700         27,531
   U.S. Bancorp .................................................................................      11,575        242,265
   Union Planters Corp. .........................................................................         800         36,104
   Unumprovident Corp. ..........................................................................       1,400         37,114
   USA Education Inc. ...........................................................................       1,000         84,020
   Wachovia Corp. ...............................................................................       8,087        253,608
   Washington Mutual Inc. .......................................................................       5,224        170,825
   Wells Fargo & Co. ............................................................................      10,097        438,715
   XL Capital Ltd., A (Bermuda) .................................................................         800         73,088
   Zions Bancorp. ...............................................................................         500         26,290
                                                                                                                 -----------
                                                                                                                  11,106,007
                                                                                                                 -----------

   Health Services 1.0%
   Aetna Inc. ...................................................................................         800         26,392
   CIGNA Corp. ..................................................................................         921         85,331
   HCA Inc. .....................................................................................       3,135        120,823


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Statement of Investments, December 31, 2001 (cont.)

   Franklin S&P 500 Index Fund                                                                         SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Health Services (cont.)
/a/Health Management Associates Inc., A .........................................................       1,400   $  25,760
/a/HealthSouth Corp. ............................................................................       2,300      34,086
/a/Humana Inc. ..................................................................................       1,000      11,790
   IMS Health Inc. ..............................................................................       1,700      33,167
/a/Manor Care Inc. ..............................................................................         600      14,226
/a/Quintiles Transnational Corp. ................................................................         700      11,256
/a/Tenet Healthcare Corp. .......................................................................       1,900     111,568
   UnitedHealth Group Inc. ......................................................................       1,900     134,463
/a/Wellpoint Health Networks Inc. ...............................................................         400      46,740
                                                                                                                 --------
                                                                                                                  655,602
                                                                                                                 --------
   Health Technology 12.5%
   Abbott Laboratories ..........................................................................       9,326     519,925
   Allergan Inc. ................................................................................         800      60,040
   American Home Products Corp. .................................................................       7,920     485,971
/a/Amgen Inc. ...................................................................................       6,244     352,411
   Applera Corp-Applied Biosystems Group ........................................................       1,300      51,051
   Bausch & Lomb Inc. ...........................................................................         300      11,298
   Baxter International Inc. ....................................................................       3,500     187,705
   Becton, Dickinson & Co. ......................................................................       1,500      49,725
/a/Biogen Inc. ..................................................................................         900      51,615
   Biomet Inc. ..................................................................................       1,625      50,213
/a/Boston Scientific Corp. ......................................................................       2,400      57,888
   Bristol-Myers Squibb Co. .....................................................................      11,528     587,928
   C.R. Bard Inc. ...............................................................................         300      19,350
/a/Chiron Corp. .................................................................................       1,100      48,224
   Eli Lilly & Co. ..............................................................................       6,687     525,197
/a/Forest Laboratories Inc. .....................................................................       1,100      90,145
/a/Genzyme Corp-General Division ................................................................       1,300      77,818
/a/Guidant Corp. ................................................................................       1,845      91,881
/a/Immunex Corp. ................................................................................       3,300      91,443
   Johnson & Johnson ............................................................................      18,358   1,084,958
/a/King Pharmaceuticals Inc. ....................................................................       1,500      63,195
/a/MedImmune Inc. ...............................................................................       1,300      60,255
   Medtronic Inc. ...............................................................................       7,273     372,450
   Merck & Co. Inc. .............................................................................      13,566     797,681
   Pall Corp. ...................................................................................         700      16,842
   Pfizer Inc. ..................................................................................      37,614   1,498,918
   Pharmacia Corp. ..............................................................................       7,693     328,106
   Schering-Plough Corp. ........................................................................       8,751     313,373
/a/St. Jude Medical Inc. ........................................................................         500      38,825
   Stryker Corp. ................................................................................       1,200      70,044
/a/Watson Pharmaceuticals Inc. ..................................................................         600      18,834
/a/Zimmer Holdings Inc. .........................................................................       1,202      36,709
                                                                                                                ---------
                                                                                                                8,110,018
                                                                                                                ---------
   Industrial Services 1.2%
/a/Allied Waste Industries Inc. .................................................................       1,100      15,466
   Baker Hughes Inc. ............................................................................       2,000      72,940
   El Paso Corp. ................................................................................       3,030     135,168
   Fluor Corp. ..................................................................................         500      18,700
   Halliburton Co. ..............................................................................       2,501      32,763
/a/Nabors Industries Inc. .......................................................................         900      30,897
/a/Noble Drilling Corp. .........................................................................         800      27,232
/a/Rowan Cos. Inc. ..............................................................................         500       9,685
   Schlumberger Ltd. ............................................................................       3,400     186,830
   Transocean Sedco Forex Inc. ..................................................................       1,912      64,664
   Waste Management Inc. ........................................................................       3,700     118,067
   Williams Cos. Inc. ...........................................................................       3,071      78,372
                                                                                                                ---------
                                                                                                                  790,784
                                                                                                                ---------


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Statement of Investments, December 31, 2001 (cont.)


   Franklin S&P 500 Index Fund                                                                         SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Non-Energy Minerals .8%
   Alcan Inc. (Canada) ..........................................................................       1,900   $  68,267
   Alcoa Inc. ...................................................................................       5,124     182,158
   Allegheny Technologies Inc. (Canada) .........................................................         500       8,375
   Barrick Gold Corp. ...........................................................................       3,095      49,365
/a/Freeport-McMoRan Copper & Gold Inc., B .......................................................         800      10,712
/a/Inco Ltd. (Canada) ...........................................................................       1,000      16,940
   Louisiana-Pacific Corp. ......................................................................         500       4,220
   Newmont Mining Corp. .........................................................................       1,100      21,021
   Nucor Corp. ..................................................................................         500      26,480
   Phelps Dodge Corp. ...........................................................................         500      16,200
   Placer Dome Inc. (Canada) ....................................................................       1,900      20,729
   USX-U.S. Steel Group .........................................................................         500       9,055
   Vulcan Materials Co. .........................................................................         600      28,764
   Weyerhaeuser Co. .............................................................................       1,300      70,304
   Worthington Industries Inc. ..................................................................         500       7,100
                                                                                                                ---------
                                                                                                                  539,690
                                                                                                                ---------
   Process Industries 1.8%
   Air Products & Chemicals Inc. ................................................................       1,400      65,674
   Archer Daniels Midland Co. ...................................................................       3,881      55,692
   Ball Corp. ...................................................................................         200      14,140
   Bemis Co. Inc. ...............................................................................         300      14,754
   Boise Cascade Corp. ..........................................................................         300      10,203
   Dow Chemical Co. .............................................................................       5,366     181,263
   E.I. du Pont de Nemours and Co. ..............................................................       6,190     263,137
   Eastman Chemical Co. .........................................................................         500      19,510
   Ecolab Inc. ..................................................................................         800      32,200
   Engelhard Corp. ..............................................................................         800      22,144
   Georgia-Pacific Corp. ........................................................................       1,337      36,915
   Great Lakes Chemical Corp. ...................................................................         300       7,284
/a/Hercules Inc. ................................................................................         600       6,000
   International Paper Co. ......................................................................       2,836     114,433
   Mead Corp. ...................................................................................         600      18,534
   Millipore Corp. ..............................................................................         300      18,210
/a/Pactiv Corp. .................................................................................         900      15,975
   PPG Industries Inc. ..........................................................................         983      50,841
   Praxair Inc. .................................................................................       1,000      55,250
   Rohm & Haas Co. ..............................................................................       1,300      45,019
/a/Sealed Air Corp. .............................................................................         500      20,410
   Sherwin-Williams Co. .........................................................................         900      24,750
   Sigma-Aldrich Corp. ..........................................................................         400      15,764
   Temple-Inland Inc. ...........................................................................         300      17,019
   Westvaco Corp. ...............................................................................         600      17,070
   Willamette Industries Inc. ...................................................................         500      26,060
                                                                                                                ---------
                                                                                                                1,168,251
                                                                                                                ---------
   Producer Manufacturing 7.5%
/a/American Power Conversion Corp. ..............................................................       1,100      15,906
   Avery Dennison Corp. .........................................................................         700      39,571
   Caterpillar Inc. .............................................................................       2,015     105,284
   Cooper Industries Inc. .......................................................................         600      20,952
   Crane Co. ....................................................................................         400      10,256
   Cummins Inc. .................................................................................         200       7,708
   Dana Corp. ...................................................................................         900      12,492
   Danaher Corp. ................................................................................         900      54,279
   Deere & Co. ..................................................................................       1,400      61,124
   Delphi Automotive Systems Corp. ..............................................................       3,300      45,078
   Dover Corp. ..................................................................................       1,200      44,484
   Eaton Corp. ..................................................................................         400      29,764


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


   Franklin S&P 500 Index Fund                                                                         SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Producer Manufacturing (cont.)
   Emerson Electric Co. .........................................................................       2,540  $  145,034
   General Electric Co. .........................................................................      59,383   2,380,071
   Honeywell International Inc. .................................................................       4,825     163,182
   Illinois Tool Works Inc. .....................................................................       1,800     121,896
   Ingersoll-Rand Co. ...........................................................................       1,000      41,810
   ITT Industries Inc. ..........................................................................         500      25,250
   Johnson Controls Inc. ........................................................................         500      40,375
   Masco Corp. ..................................................................................       2,700      66,150
/a/McDermott International Inc. .................................................................         400       4,908
   Minnesota Mining & Manufacturing Co. .........................................................       2,349     277,675
   Molex Inc. ...................................................................................       1,125      34,819
/a/Navistar International Corp. .................................................................         300      11,850
   PACCAR Inc. ..................................................................................         500      32,810
   Parker Hannifin Corp. ........................................................................         700      32,137
   Pitney Bowes Inc. ............................................................................       1,500      56,415
/a/Power-One Inc. ...............................................................................         400       4,164
   Textron Inc. .................................................................................         800      33,168
   Thomas & Betts Corp. .........................................................................         300       6,345
   TRW Inc. .....................................................................................         700      25,928
   Tyco International Ltd. ......................................................................      11,933     702,854
   United Technologies Corp. ....................................................................       2,841     183,614
   Visteon Corp. ................................................................................         734      11,039
                                                                                                                ---------
                                                                                                                4,848,392
                                                                                                                ---------

   Retail Trade 6.9%
   Albertson's Inc. .............................................................................       2,415      76,048
/a/AutoZone Inc. ................................................................................         700      50,260
/a/Bed Bath & Beyond Inc. .......................................................................       1,700      57,630
/a/Best Buy Co. Inc. ............................................................................       1,300      96,824
   Big Lots Inc. ................................................................................         600       6,240
   Circuit City Stores-Circuit City Group .......................................................       1,200      31,140
/a/Costco Wholesale Corp. .......................................................................       2,700     119,826
   CVS Corp. ....................................................................................       2,340      69,264
   Dillards Inc., A .............................................................................         500       8,000
   Dollar General Corp. .........................................................................       1,875      27,938
   Family Dollar Stores Inc. ....................................................................       1,000      29,980
/a/Federated Department Stores Inc. .............................................................       1,148      46,953
   GAP Inc. .....................................................................................       5,039      70,244
   Home Depot Inc. ..............................................................................      13,994     713,834
   J.C. Penney Co. Inc. .........................................................................       1,500      40,350
/a/Kmart Corp. ..................................................................................       2,800      15,288
/a/Kohl's Corp. .................................................................................       1,973     138,978
/a/The Kroger Co. ...............................................................................       4,748      99,091
   The Limited Inc. .............................................................................       2,500      36,800
   Lowe's Cos. Inc. .............................................................................       4,610     213,950
   May Department Stores Co. ....................................................................       1,800      66,564
   Nordstrom Inc. ...............................................................................         800      16,184
/a/Office Depot Inc. ............................................................................       1,800      33,372
   Radioshack Corp. .............................................................................       1,100      33,110
/a/Safeway Inc. .................................................................................       2,969     123,956
   Sears, Roebuck & Co. .........................................................................       1,900      90,516
/a/Staples Inc. .................................................................................       2,700      50,490
   Target Corp. .................................................................................       5,392     221,342
   Tiffany & Co. ................................................................................         900      28,323
   The TJX Cos. Inc. ............................................................................       1,700      67,762
/a/Toys R Us Inc. ...............................................................................       1,200      24,888
   Walgreen Co. .................................................................................       6,100     205,326
   Wal-Mart Stores Inc. .........................................................................      26,679   1,535,376
   Winn-Dixie Stores Inc. .......................................................................         800      11,400
                                                                                                                ---------
                                                                                                                4,457,247
                                                                                                                ---------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


   Franklin S&P 500 Index Fund                                                                         SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Technology Services 6.4%
   Adobe Systems Inc. ...............................................................................   1,400   $  43,470
   Autodesk Inc. ....................................................................................     300      11,181
   Automatic Data Processing Inc. ...................................................................   3,678     216,634
/a/BMC Software Inc. ................................................................................   1,400      22,918
/a/Citrix Systems Inc. ..............................................................................   1,100      24,926
   Computer Associates International Inc. ...........................................................   3,400     117,266
/a/Computer Sciences Corp. ..........................................................................   1,000      48,980
/a/Compuware Corp. ..................................................................................   2,100      24,759
/a/Concord EFS Inc. .................................................................................   3,116     102,142
   Electronic Data Systems Corp. ....................................................................   2,800     191,940
   First Data Corp. .................................................................................   2,247     176,277
/a/Fiserv Inc. ......................................................................................   1,082      45,790
/a/Intuit Inc. ......................................................................................   1,300      55,588
/a/Mercury Interactive Corp. ........................................................................     536      18,213
/a/Microsoft Corp. ..................................................................................  32,198   2,133,761
/a/Novell Inc. ......................................................................................   1,900       8,721
/a/Oracle Corp. .....................................................................................  33,220     458,768
/a/Parametric Technology Corp. ......................................................................   1,500      11,715
   Paychex Inc. .....................................................................................   2,200      76,670
/a/PeopleSoft Inc. ..................................................................................   1,900      76,380
/a/Sapient Corp. ....................................................................................     700       5,404
/a/Siebel Systems Inc. ..............................................................................   2,701      75,574
/a/Unisys Corp. .....................................................................................   1,800      22,572
/a/VERITAS Software Corp. ...........................................................................   2,435     109,161
/a/Yahoo! Inc. ......................................................................................   3,338      59,216
                                                                                                               ----------
                                                                                                                4,138,026
                                                                                                               ----------
   Transportation .7%
/a/AMR Corp. ........................................................................................     900      19,953
   Burlington Northern Santa Fe Corp. ...............................................................   2,275      64,906
   CSX Corp. ........................................................................................   1,300      45,565
   Delta Air Lines Inc. .............................................................................     700      20,482
/a/Fedex Corp. ......................................................................................   1,800      93,384
   Norfolk Southern Corp. ...........................................................................   2,300      42,159
   Southwest Airlines Co. ...........................................................................   4,450      82,236
   Union Pacific Corp. ..............................................................................   1,528      87,096
/a/US Airways Group Inc. ............................................................................     300       1,902
                                                                                                               ----------
                                                                                                                  457,683
                                                                                                               ----------
   Utilities 2.6%
/a/AES Corp. ........................................................................................   3,100      50,685
   Allegheny Energy Inc. ............................................................................     700      25,354
   Ameren Corp. .....................................................................................     800      33,840
   American Electric Power Co. Inc. .................................................................   1,940      84,448
/a/Calpine Corp. ....................................................................................   1,715      28,795
   Cinergy Corp. ....................................................................................     900      30,087
   CMS Energy Corp. .................................................................................     800      19,224
   Consolidated Edison Inc. .........................................................................   1,300      52,468
   Constellation Energy Group Inc. ..................................................................   1,000      26,550
   Dominion Resources Inc. ..........................................................................   1,600      96,160
   DTE Energy Co. ...................................................................................   1,000      41,940
   Duke Energy Corp. ................................................................................   4,658     182,873
   Dynegy Inc. ......................................................................................   2,200      56,100
   Edison International .............................................................................   1,900      28,690
   Entergy Corp. ....................................................................................   1,300      50,843
   Exelon Corp. .....................................................................................   1,900      90,972
   FirstEnergy Corp. ................................................................................   1,797      62,859
   FPL Group Inc. ...................................................................................   1,100      62,040
   KeySpan Corp. ....................................................................................     800      27,720

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Franklin S&P 500 Index Fund                                                                            SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Utilities (cont.)
   Kinder Morgan Inc. ............................................................................        700      $  38,983
/a/Mirant Corp. ..................................................................................      2,556         40,947
/a/Niagara Mohawk Holdings Inc. ..................................................................        900         15,957
   Nicor Inc. ....................................................................................        300         12,492
   NiSource Inc. .................................................................................      1,253         28,894
   Peoples Energy Corp. ..........................................................................        200          7,586
   PG&E Corp. ....................................................................................      2,300         44,252
   Pinnacle West Capital Corp. ...................................................................        500         20,925
   PPL Corp. .....................................................................................        900         31,365
   Progress Energy Inc. ..........................................................................      1,309         58,944
   Public Service Enterprise Group Inc. ..........................................................      1,200         50,628
   Reliant Energy Inc. ...........................................................................      1,800         47,736
   Sempra Energy .................................................................................      1,200         29,460
   Southern Co. ..................................................................................      4,160        105,456
   TECO Energy Inc. ..............................................................................        800         20,992
   TXU Corp. .....................................................................................      1,600         75,440
   Xcel Energy Inc. ..............................................................................      2,075         57,556
                                                                                                                 -----------
                                                                                                                   1,739,261
                                                                                                                 -----------
   Total Long Term Investments (Cost $68,127,555) ................................................                62,479,808
                                                                                                                 -----------
   Short Term Investments 4.4%
/b/Franklin Institutional Fiduciary Trust Money Market Portfolio .................................  2,633,080      2,633,080

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
                                                                                                     --------
/c/U.S. Treasury Bill, 3/14/02 ...................................................................   $200,000        199,346
                                                                                                                 -----------
   Total Short Term Investments (Cost $2,832,310) ................................................                 2,832,426
                                                                                                                 -----------
   Total Investments (Cost $70,959,865) 100.5% ...................................................                65,312,234
   Other Assets, less Liabilities (.5)% ..........................................................                  (324,020)
                                                                                                                 -----------
   Net Assets 100.0% .............................................................................               $64,988,214
                                                                                                                 ===========

/a/ Non-income producing
/b/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/c/ On deposit with broker for initial margin on futures contracts (Note 1(d)).

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001




   Franklin Small Cap Fund                                                                         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
   Common Stocks 79.1%
/a/Commercial Services 1.8%
   Answerthink Inc. .......................................................................       138,900       $  907,017
   Corporate Executive Board Co. ..........................................................        29,400        1,078,980
   DoubleClick Inc. .......................................................................       188,700        2,139,858
   Ecometry Corp. .........................................................................         7,400           19,314
   Interep National Radio Sales Inc. ......................................................        24,800          116,560
   Lamar Advertising Co., A ...............................................................        32,000        1,354,880
   Learning Tree International Inc. .......................................................        52,000        1,450,800
   Maximus Inc. ...........................................................................        20,200          849,612
   ProBusiness Services Inc. ..............................................................       103,000        1,936,400
   Resources Connection Inc. ..............................................................        71,500        1,882,595
   Robert Half International Inc. .........................................................        19,000          507,300
                                                                                                                ----------
                                                                                                                12,243,316
                                                                                                                ----------

   Communications 2.4%
/a/Airgate PCS Inc. .......................................................................        58,500        2,664,675
/a/Alamosa Holdings Inc. ..................................................................        22,300          266,039
/a/Alaska Communications Systems Holdings Inc. ............................................        86,900          692,593
/a/Allegiance Telecom Inc. ................................................................        26,000          215,540
/a/AT&T Canada Inc., B (Canada) ...........................................................        13,600          410,584
   CenturyTel Inc. ........................................................................        40,900        1,341,520
/a/Leap Wireless International Inc. .......................................................        14,500          304,065
/a/Millicom International Cellular SA (Luxembourg) ........................................        39,900          484,785
/a/Rural Cellular Corp., A ................................................................        88,900        1,978,025
/a/TeleCorp PCS Inc. ......................................................................       262,900        3,278,363
/a/UbiquiTel Inc. .........................................................................       214,500        1,598,025
/a/US Unwired Inc., A .....................................................................        37,600          382,768
/a/Western Wireless Corp., A ..............................................................        86,100        2,432,325
                                                                                                                ----------
                                                                                                                16,049,307
                                                                                                                ----------
   Consumer Durables .7%
   The Black & Decker Corp. ...............................................................       130,000        4,904,900
                                                                                                                ----------
   Consumer Non-Durables 2.0%
   Adolph Coors Co., B ....................................................................        81,500        4,352,100
/a/Dean Foods Inc. ........................................................................        20,900        1,425,380
/a/Jones Apparel Group Inc. ...............................................................        34,200        1,134,414
/a/Timberland Co., A ......................................................................        90,000        3,337,200
/a/Tommy Hilfiger Corp. ...................................................................       144,900        1,992,375
   Wolverine World Wide Inc. ..............................................................        84,800        1,276,240
                                                                                                                ----------
                                                                                                                13,517,709
                                                                                                                ----------

/a/Consumer Services 4.3%
   Brinker International Inc. .............................................................        49,000        1,458,240
   CEC Entertainment Inc. .................................................................        25,000        1,084,750
   Cox Radio Inc., A ......................................................................        20,974          534,418
   Cumulus Media Inc., A ..................................................................        71,900        1,163,342
   DeVry Inc. .............................................................................        67,800        1,928,910
   Entercom Communications Corp. ..........................................................        37,300        1,865,000
   Entravision Communications Corp. .......................................................       285,900        3,416,505
   Hispanic Broadcasting Corp., A .........................................................       248,100        6,326,550
   Insight Communications Co. Inc., A .....................................................        90,400        2,184,064
   Jack in the Box Inc. ...................................................................        72,200        1,988,388
   Mediacom Communications Corp., A .......................................................       184,400        3,367,144
   MeriStar Hotels & Resorts Inc. .........................................................        50,800           35,052
   Radio One Inc. .........................................................................        39,500          729,565
   Radio One Inc., D ......................................................................        42,900          772,629
Ticketmaster Inc., B ......................................................................       107,325        1,759,057
                                                                                                                ----------
                                                                                                                28,613,614
                                                                                                                ----------

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Statement of Investments, December 31, 2001 (cont.)




   Franklin Small Cap Fund                                                      SHARES               VALUE
------------------------------------------------------------------------------------------------------------

   Common Stocks (cont.)
   Distribution Services 1.0%
   Aramark Corp., B .......................................................     10,000            $  269,000
   Fleming Cos. Inc. ......................................................    200,000             3,700,000
/a/Performance Food Group Co. .............................................     70,000             2,461,900
                                                                                                  ----------
                                                                                                   6,430,900
                                                                                                  ----------
   Electronic Technology 21.0%
/a/Advanced Energy Industries Inc. ........................................     72,500             1,931,400
/a/Advanced Fibre Communications Inc. .....................................     76,500             1,351,755
/a/Aeroflex Inc. ..........................................................     31,500               596,295
/a/Alpha Industries Inc. ..................................................     60,700             1,323,260
/a/Anaren Microwave Inc. ..................................................    240,200             4,160,264
/a/Applied Micro Circuits Corp. ...........................................     78,988               894,144
/a,b/Auspex Systems Inc. ..................................................    116,889               210,400
/a/Avocent Corp. ..........................................................     72,349             1,754,463
/a/AXT Inc. ...............................................................      9,100               131,313
/a/Caliper Technologies Corp. .............................................     50,000               780,500
/a/Catapult Communications Corp. ..........................................     38,600             1,005,916
/a/Celestica Inc. (Canada) ................................................      6,900               278,691
/a/Centillium Communications Inc. .........................................     46,800               367,848
/a/Cirrus Logic Inc. ......................................................    136,000             1,797,920
/a/Coherent Inc. ..........................................................     90,400             2,795,168
/a/Credence Systems Corp. .................................................     53,600               995,352
/a/DDI Corp. ..............................................................    320,000             3,148,800
/a/DMC Stratex Networks Inc. ..............................................     61,100               475,358
/a/DRS Technologies Inc. ..................................................    106,400             3,793,160
/a/EMCORE Corp. ...........................................................     89,200             1,199,740
/a/Flextronics International Ltd. (Singapore) .............................    170,472             4,089,623
/a/FLIR Systems Inc. ......................................................     51,500             1,952,880
/a/Gemstar-TV Guide International Inc. ....................................     80,000             2,216,000
/a/Harmonic Inc. ..........................................................     28,000               336,560
/a/Integrated Circuit Systems Inc. ........................................    180,500             4,077,495
/a/Intersil Corp. .........................................................    103,800             3,347,550
/a/Ixia ...................................................................      1,600                20,560
/a/Jabil Circuit Inc. .....................................................    156,600             3,557,952
/a/L-3 Communications Holdings Inc. .......................................     57,200             5,148,000
/a/Lam Research Corp. .....................................................    172,500             4,005,450
/a/Lattice Semiconductor Corp. ............................................    219,000             4,504,830
/a/McDATA Corp., A ........................................................    415,000            10,167,500
/a/Micrel Inc. ............................................................    247,800             6,499,794
/a/Nanometrics Inc. .......................................................     11,000               213,400
/a/Novellus Systems Inc. ..................................................    128,500             5,069,325
/a/ONI Systems Corp. ......................................................     79,500               498,465
   PerkinElmer Inc. .......................................................     90,459             3,167,874
/a/Pinnacle Systems Inc. ..................................................     43,000               341,420
/a/PMC-Sierra Inc. (Canada) ...............................................    166,502             3,539,833
/a/Polycom Inc. ...........................................................    106,900             3,677,360
/a/Powerwave Technologies Inc. ............................................    239,200             4,133,376
/a/QLogic Corp. ...........................................................     11,400               507,414
/a/Redback Networks Inc. ..................................................    193,300               763,535
/a/Rudolph Technologies Inc. ..............................................    131,300             4,506,216
/a/Sanmina-Sci Corp. ......................................................     59,500             1,184,050
/a/Semtech Corp. ..........................................................    108,800             3,883,072
/a/Sierra Wireless Inc. (Canada) ..........................................     24,800               467,480
/a/Silicon Laboratories Inc. ..............................................     39,200             1,321,432
/a/Synopsys Inc. ..........................................................    102,400             6,048,768
/a/Tekelec ................................................................    101,000             1,829,110
/a/Tektronix Inc. .........................................................    274,500             7,076,610
/a/Triquint Semiconductor Inc. ............................................     70,400               863,104
/a/Varian Semiconductor Equipment Associates Inc. .........................    127,800             4,420,602

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Statement of Investments, December 31, 2001 (cont.)

Franklin Small Cap Fund                                                         SHARES          VALUE
-------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electronic Technology (cont.)
/a/Veeco Instruments Inc. ....................................................   28,560    $  1,029,588
/a/Waters Corp. ..............................................................  146,600       5,680,750
/a/Western Digital Corp. .....................................................  104,500         655,215
/a/Western Multiplex Corp. ...................................................   27,200         146,880
                                                                                           ------------
                                                                                            139,940,820
                                                                                           ------------
   Energy Minerals 1.8%
   Cabot Oil & Gas Corp.,A   .................................................   21,600         519,480
/a/Chesapeake Energy Corp. ...................................................  101,300         669,593
   Devon Energy Corp. ........................................................   14,566         562,976
/a/Forest Oil Corp. ..........................................................   44,300       1,249,703
/a/Newfield Exploration Co. ..................................................   86,500       3,071,615
/a/Pure Resources Inc. .......................................................   52,057       1,046,346
/a/Spinnaker Exploration Co. .................................................   24,700       1,016,652
/a/Stone Energy Corp. ........................................................   16,611         656,135
/a/Swift Energy Co. ..........................................................   70,100       1,416,020
/a/Tom Brown Inc. ............................................................   67,800       1,831,278
                                                                                           ------------
                                                                                             12,039,798
                                                                                           ------------
   Finance 8.8%
/a/Affiliated Managers Group Inc. ............................................   18,800       1,325,024
   Alexandria Real Estate Equities Inc. ......................................   14,100         579,510
   Allied Capital Corp. ......................................................  122,400       3,182,400
/a/Arch Capital Group Ltd. ...................................................   49,500       1,274,625
   Arden Realty Inc. .........................................................   19,700         522,050
/a/Bank United Corp. .........................................................   53,200           5,320
   Brandywine Realty Trust ...................................................    5,700         120,099
   City National Corp. .......................................................   21,500       1,007,275
   Colonial Properties Trust .................................................   15,400         479,710
   Commerce Bancorp Inc. .....................................................   24,840         977,206
   Duke Realty Corp. .........................................................   41,400       1,007,262
   Federated Investors Inc., B ...............................................  192,900       6,149,652
   General Growth Properties Inc. ............................................   45,100       1,749,880
   Glenborough Realty Trust Inc. .............................................   49,000         950,600
   Golden State Bancorp Inc. .................................................  109,000       2,850,350
   Innkeepers USA Trust ......................................................   46,900         459,620
/a/Instinet Group Inc. .......................................................  126,100       1,267,305
/a/Investment Technology Group Inc. ..........................................   44,802       1,750,414
/a/Knight Trading Group Inc. .................................................  126,000       1,388,520
/a/Labranche & Co. Inc. ......................................................   96,800       3,335,728
   Liberty Property Trust ....................................................    2,700          80,595
   MeriStar Hospitality Corp. ................................................   77,500       1,100,500
   Mutual Risk Management Ltd. (Bermuda) .....................................   26,100         190,530
   National Commerce Financial Corp. .........................................  153,000       3,870,900
   Radian Group Inc. .........................................................   77,676       3,336,184
   Reckson Associates Realty Corp. ...........................................   46,200       1,079,232
   Reinsurance Group of America Inc. .........................................   73,500       2,446,080
/a/Security Capital Group Inc., B ............................................  155,800       3,952,646
/a/Silicon Valley Bancshares .................................................  145,100       3,878,523
   SL Green Realty Corp. .....................................................   38,700       1,188,477
   TCF Financial Corp. .......................................................   85,000       4,078,300
   Waddell & Reed Financial Inc., A ..........................................   81,900       2,637,180
   Westamerica Bancorp .......................................................      200           7,914
   Wilmington Trust Corp. ....................................................    9,800         620,438
                                                                                           ------------
                                                                                             58,850,049
                                                                                           ------------
/a/Health Services 1.8%
   Alliance Imaging Inc. .....................................................   57,900         706,380
   Beverly Enterprises Inc. ..................................................  146,900       1,263,340
   Caremark RX Inc. ..........................................................   51,500         839,965


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Statement of Investments, December 31, 2001 (cont.)

Franklin Small Cap Fund                                                                        SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
/a/Health Services (cont.)
   Community Health Systems Inc. .......................................................       40,000   $ 1,020,000
   Laboratory Corp. of America Holdings ................................................       25,600     2,069,760
   PAREXEL International Corp. .........................................................       52,300       750,505
   Pharmaceutical Product Development Inc. .............................................       48,200     1,557,342
   Renal Care Group Inc. ...............................................................       97,350     3,124,935
   Triad Hospitals Inc. ................................................................       30,700       901,045
                                                                                                        -----------
                                                                                                         12,233,272
                                                                                                        -----------
   Health Technology 6.8%
/a/Abgenix Inc. ........................................................................       74,200     2,496,088
/a/Alexion Pharmaceuticals Inc. ........................................................       24,200       591,448
/a/Alkermes Inc. .......................................................................       63,000     1,660,680
   Alpharma Inc., A ....................................................................      140,400     3,713,580
/a/American Medical Systems Holdings Ltd. ..............................................       22,100       457,249
/a/Aviron ..............................................................................      115,000     5,718,950
/a/Barr Laboratories Inc. ..............................................................       12,600       999,936
/a/Celgene Corp. .......................................................................       27,000       861,840
/a/Cephalon Inc. .......................................................................        2,400       181,404
/a/Cerus Corp. .........................................................................       13,700       626,775
/a/COR Therapeutics Inc. ...............................................................       35,400       847,122
/a/Corixa Corp. ........................................................................       57,873       872,146
/a/Cubist Pharmaceuticals Inc. .........................................................        3,600       129,456
/a/Epoch Biosciences Inc. ..............................................................       53,200       133,000
/a/Exelixis Inc. .......................................................................       28,900       480,318
/a/Guilford Pharmaceuticals Inc. .......................................................       11,200       134,400
   ICN Pharmaceuticals Inc. ............................................................       26,900       901,150
/a/Illumina Inc. .......................................................................        8,800       103,488
/a/Inhale Therapeutic Systems Inc. .....................................................       95,200     1,765,960
/a/Inspire Pharmaceuticals Inc. ........................................................       12,800       180,352
/a/Intermune Inc. ......................................................................       77,200     3,802,872
/a/Ista Pharmaceuticals Inc. ...........................................................      111,000       745,920
/a/Medicines Co. .......................................................................       90,000     1,043,100
/a/Neurocrine Biosciences Inc. .........................................................       21,500     1,103,165
/a/NPS Pharmaceuticals Inc. ............................................................       62,000     2,374,600
/a/OSI Pharmaceuticals Inc. ............................................................      106,600     4,875,884
/a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ...............................       18,200       666,120
/a/SICOR Inc. ..........................................................................       35,200       551,936
/a/SuperGen Inc. .......................................................................       11,400       163,248
/a/Texas Biotechnology Corp. ...........................................................       22,100       143,650
/a/Titan Pharmaceuticals Inc. ..........................................................       39,300       385,533
/a/Varian Medical Systems Inc. .........................................................       64,000     4,560,640
/a/Ventana Medical Systems Inc. ........................................................       42,700       965,874
/a/Versicor Inc. .......................................................................       15,900       323,565
/a/Visible Genetics Inc.(Canada) .......................................................       60,800       677,920
                                                                                                        -----------
                                                                                                         45,239,369
                                                                                                        -----------
/a/Industrial Services 3.5%
   Allied Waste Industries Inc. ........................................................      250,000     3,515,000
   Atwood Oceanics Inc. ................................................................       30,500     1,062,925
   Casella Waste Systems Inc., A .......................................................        4,500        66,645
   Core Laboratories NV (Netherlands) ..................................................      100,000     1,402,000
   Grey Wolf Inc. ......................................................................      568,800     1,689,336
   Hydril Co. ..........................................................................       19,600       345,548
   Oil States International Inc. .......................................................      169,500     1,542,450
   Pride International Inc. ............................................................      163,100     2,462,810
   Rowan Cos. Inc. .....................................................................      106,500     2,062,905
   Superior Energy Services Inc. .......................................................      250,000     2,162,500
   Trico Marine Services Inc. ..........................................................      127,200       960,360
   US Liquids Inc. .....................................................................       52,200       296,496

                                       200

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Statement of Investments, December 31, 2001 (cont.)

Franklin Small Cap Fund                                                                             SHARES     VALUE
-----------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
/a/Industrial Services (cont.)
   Varco International Inc. ................................................................       325,645  $ 4,878,162
   Waste Connections Inc. ..................................................................        39,600    1,227,204
                                                                                                            -----------
                                                                                                             23,674,341
                                                                                                            -----------
   Non-Energy Minerals .6% .................................................................
   Lafarge North America Inc. ..............................................................       100,000    3,757,000
   Reliance Steel & Aluminum Co. ...........................................................        13,500      354,375
                                                                                                            -----------
                                                                                                              4,111,375
                                                                                                            -----------
   Process Industries 1.7%
   Bowater Inc. ............................................................................       100,000    4,770,000
   Bunge Ltd. ..............................................................................       141,600    3,296,448
   ChemFirst Inc. ..........................................................................        56,100    1,344,717
/a/CUNO Inc. ...............................................................................        12,800      390,400
   Valspar Corp. ...........................................................................        46,500    1,841,400
                                                                                                            -----------
                                                                                                             11,642,965
                                                                                                            -----------
   Producer Manufacturing 5.5%
/a/Active Power Inc. .......................................................................        72,000      489,600
/a/Gentex Corp. ............................................................................       339,400    9,072,162
   Gibraltar Steel Corp. ...................................................................        52,800      925,056
/a/Mettler-Toledo International Inc. (Switzerland) .........................................       168,300    8,726,355
   Oshkosh Truck Corp. .....................................................................        75,000    3,656,250
/a/Power-One Inc. ..........................................................................       294,600    3,066,786
/a/Rayovac Corp. ...........................................................................        61,200    1,077,120
   Roper Industries Inc. ...................................................................        62,000    3,069,000
/a/Varian Inc. .............................................................................       195,100    6,329,044
/a/Wilson Greatbatch Technologies Inc. .....................................................         5,600      202,160
                                                                                                            -----------
                                                                                                             36,613,533
                                                                                                            -----------
/a/Retail Trade .5%
   Abercrombie & Fitch Co., A ..............................................................        44,000    1,167,320
   Kmart Corp. .............................................................................       245,400    1,339,884
   The Men's Wearhouse Inc. ................................................................        29,400      607,110
                                                                                                            -----------
                                                                                                              3,114,314
                                                                                                            -----------
/a/Technology Services 11.5%
   Actuate Corp. ...........................................................................       122,700      646,629
   Affiliated Computer Services Inc., A ....................................................       133,400   14,157,742
   Art Technology Group Inc. ...............................................................        49,200      171,216
   Aspen Technology Inc. ...................................................................        27,000      453,600
   Brio Software Inc. ......................................................................        93,400      268,992
   Check Point Software Technologies Ltd. (Israel) .........................................        70,200    2,800,278
   CNET Networks Inc. ......................................................................       119,390    1,070,928
   Covansys Corp. ..........................................................................        85,500      765,225
   Cysive Inc. .............................................................................        29,000       81,490
   Documentum Inc. .........................................................................        58,600    1,272,792
   Embarcadero Technologies Inc. ...........................................................         2,000       48,400
   Entrust Inc. ............................................................................        62,200      633,818
   H.T.E. Inc. .............................................................................        10,300       20,600
   HNC Software Inc. .......................................................................        74,500    1,534,700
   i2 Technologies Inc. ....................................................................       147,300    1,163,670
   Informatica Corp. .......................................................................        65,800      954,758
   Inforte Corp. ...........................................................................        81,000    1,131,570
   Internet Security Systems Inc. ..........................................................         8,400      269,304
   Interwoven Inc. .........................................................................       160,100    1,559,374
   Intuit Inc. .............................................................................        67,800    2,899,128
   Liberate Technologies Inc. ..............................................................        72,900      836,892
   Manugistics Group Inc. ..................................................................       125,000    2,635,000
   MatrixOne Inc. ..........................................................................        27,300      354,627


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Statement of Investments, December 31, 2001 (cont.)

Franklin Small Cap Fund                                                                           SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
/a/Technology Services (cont.)
   Mercury Interactive Corp. ...............................................................      63,100   $  2,144,138
   Micromuse Inc. ..........................................................................     318,260      4,773,900
   National Instruments Corp. ..............................................................      40,900      1,532,114
   Netiq Corp. .............................................................................      50,300      1,773,578
   Nuance Communications Inc. ..............................................................      58,500        532,350
   Openwave Systems Inc. ...................................................................      50,026        489,755
   Overture Services Inc. ..................................................................     149,600      5,300,328
   Precise Software Solutions Ltd. (Israel) ................................................     126,300      2,609,358
   Predictive Systems Inc. .................................................................      84,400        165,424
   Quest Software Inc. .....................................................................     103,300      2,283,963
   Retek Inc. ..............................................................................     123,400      3,685,958
   RSA Security Inc. .......................................................................     140,250      2,448,765
   Sapient Corp. ...........................................................................     202,200      1,560,984
   Serena Software Inc. ....................................................................      37,400        813,076
   SonicWALL Inc. ..........................................................................      74,100      1,440,504
   SpeechWorks International Inc. ..........................................................      15,100        169,875
   The Bisys Group Inc. ....................................................................       9,800        627,102
   VERITAS Software Corp. ..................................................................      32,650      1,463,700
   Verity Inc. .............................................................................      91,400      1,850,850
   Vignette Corp. ..........................................................................      91,800        492,966
   webMethods Inc. .........................................................................     146,878      2,461,675
   Wind River Systems Inc. .................................................................     106,330      1,904,368
                                                                                                           ------------
                                                                                                             76,255,464
                                                                                                           ------------
   Transportation 3.3%
/a/Alaska Air Group Inc. ...................................................................      61,100      1,778,010
/a/Atlantic Coast Airlines Holdings Inc. ...................................................     248,000      5,775,920
   C.H. Robinson Worldwide Inc. ............................................................     216,800      6,268,772
   Expeditors International of Washington Inc. .............................................     136,300      7,762,285
   SkyWest Inc. ............................................................................      17,300        440,285
                                                                                                           ------------
                                                                                                             22,025,272
                                                                                                           ------------
   Utilities .1%
/a/NewPower Holdings Inc. ..................................................................      13,000          9,620
   Sierra Pacific Resources ................................................................      54,700        823,235
                                                                                                           ------------
                                                                                                                832,855
                                                                                                           ------------
   Total Common Stocks (Cost $479,037,026) .................................................                528,333,173
                                                                                                           ------------
/a,b/Preferred Stocks
   Electronic Technology
   3Ware Inc., pfd., D (Cost $229,176) .....................................................      41,093         31,231
                                                                                                           ------------
   Total Long Term Investments (Cost $479,266,202) .........................................                528,364,404
                                                                                                           ------------
   Short Term Investments 21.2%
/c/Mutual Fund 21.2%
   Franklin Institutional Fiduciary Trust Money Fund Market Portfolio ...................... 141,932,020    141,932,020
                                                                                                           ------------

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Statement of Investments, December 31, 2001 (cont.)

                                                                                                PRINCIPAL
Franklin Small Cap Fund                                                                           AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
     Short Term Investments (cont.)
     Convertible Bonds
/a,b/Electronic Technology
     3Ware Inc., cvt., zero cpn., 2/28/02 ..................................................    $113,680  $    113,680
                                                                                                          ------------
     Total Short Term Investments (Cost $142,045,700) ......................................               142,045,700
                                                                                                          ------------
     Total Investments (Cost $621,311,902) 100.3% ..........................................               670,410,104
     Other Assets, less Liabilities (.3)% ..................................................                (2,053,274)
                                                                                                          ------------
     Net Assets 100.0% .....................................................................              $668,356,830
                                                                                                          ============

/a/ Non-income producing
/b/ See Note 8 regarding restricted securities.
/c/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                                     See notes to financial statements.


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Statement of Investments, December 31, 2001

                                                                                                    SHARES/
Franklin Technology Securities Fund                                                                WARRANTS     VALUE
------------------------------------------------------------------------------------------------------------------------
/a/Common Stocks and Warrants 92.8%
/a/Commercial Services 3.8%
   Exult Inc. ..............................................................................          17,400  $  279,270
   Sungard Data Systems Inc. ...............................................................           8,300     240,119
                                                                                                              ----------
                                                                                                                 519,389
                                                                                                              ----------

   Communications 2.4%
/a/Nextel Communications Inc., A ...........................................................          12,700     139,192
   SBC Communications Inc. .................................................................           5,100     199,767
                                                                                                              ----------
                                                                                                                 338,959
                                                                                                              ----------

/a/Consumer Services 1.5%
   AOL Time Warner Inc. ....................................................................           6,400     205,440
                                                                                                              ----------
/a/Distribution Services 1.2%
   Andrx Group .............................................................................           2,300     161,943
                                                                                                              ----------
   Electronic Technology 49.2%
/a/Agere Systems Inc., A ...................................................................          54,200     308,398
/a/Agilent Technologies Inc. ...............................................................           7,000     199,570
/a/Altera Corp. ............................................................................           8,000     169,760
/a/Avocent Corp. ...........................................................................           9,500     230,375
/a/Celestica Inc. (Canada) .................................................................           4,200     169,638
/a/CIENA Corp. .............................................................................           9,100     130,221
/a/Cirrus Logic Inc. .......................................................................          18,500     244,570
/a/Cisco Systems Inc. ......................................................................          10,000     181,100
   Compaq Computer Corp. ...................................................................           8,600      83,936
/a/DDI Corp. ...............................................................................          20,000     196,800
/a/Dell Computer Corp. .....................................................................           4,600     125,028
/a/DRS Technologies Inc. ...................................................................           2,400      85,560
/a/Extreme Networks Inc. ...................................................................          12,700     163,830
/a/Integrated Circuit Systems Inc. .........................................................          12,100     273,339
/a/Integrated Device Technology Inc. .......................................................           6,300     167,517
   Intel Corp. .............................................................................           6,500     204,425
   International Business Machines Corp. ...................................................           1,000     120,960
/a/Jabil Circuit Inc. ......................................................................           8,000     181,760
/a/KLA-Tencor Corp. ........................................................................           4,600     227,976
/a/Lexmark International Inc. ..............................................................           5,100     300,900
   Linear Technology Corp. .................................................................           4,500     175,680
/a/Logicvision Inc. ........................................................................          13,300     169,575
/a/McDATA Corp., A .........................................................................           4,600     112,700
/a/Micrel Inc. .............................................................................           6,300     165,249
/a/Micron Technology Inc. ..................................................................           4,600     142,600
   Nokia Corp., ADR (Finland) ..............................................................          10,400     255,112
/a/Novellus Systems Inc. ...................................................................           3,600     142,020
/a/ONI Systems Corp. .......................................................................          11,300      70,851
/a/QLogic Corp. ............................................................................           3,300     146,883
/a/QUALCOMM Inc. ...........................................................................           2,600     131,300
/a/Semtech Corp. ...........................................................................           4,500     160,605
/a/Sun Microsystems Inc. ...................................................................           9,700     119,310
/a/Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/23/02 (Taiwan) .....................          89,000     222,564
/a/Tektronix Inc. ..........................................................................          11,800     304,204
   Texas Instruments Inc. ..................................................................           5,300     148,400
/a/ViaSat Inc. .............................................................................          16,200     252,720
/a/Waters Corp. ............................................................................           4,800     186,000
/a/Western Digital Corp. ...................................................................          23,500     147,345
                                                                                                              ----------
                                                                                                               6,818,781
                                                                                                              ----------




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Statement of Investments, December 31, 2001 (cont.)

Franklin Technology Securities Fund                                                                SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Warrants (cont.)
/a/Finance .9%
   Investment Technology Group Inc. ........................................................        3,200    $   125,024
                                                                                                             -----------
/a/Health Technology 5.6%
   Amgen Inc. ..............................................................................        3,900        220,116
   Aviron ..................................................................................        5,300        263,569
   Cubist Pharmaceuticals Inc. .............................................................        4,400        158,224
   Inhale Therapeutic Systems Inc. .........................................................        7,600        140,980
                                                                                                             -----------
                                                                                                                 782,889
                                                                                                             -----------
/a/Producer Manufacturing 4.0%
   02Micro International Ltd. (Cayman Islands) .............................................        8,100        194,805
   Rofin-Sinar Technologies Inc. ...........................................................       24,000        130,000
   Varian Inc. .............................................................................        7,100        230,324
                                                                                                             -----------
                                                                                                                 555,129
                                                                                                             -----------
   Technology Services 24.2%
/a/Actuate Corp. ...........................................................................       31,500        166,005
   Adobe Systems Inc. ......................................................................        2,000         62,100
/a/Affiliated Computer Services Inc., A ....................................................        2,000        212,260
/a/Aspen Technology Inc. ...................................................................        7,300        122,640
/a/Cadence Design Systems Inc. .............................................................       10,300        225,776
/a/Check Point Software Technologies Ltd. (Israel) .........................................        4,350        173,522
/a/Concord EFS Inc. ........................................................................        8,100        265,518
   Electronic Data Systems Corp. ...........................................................        2,300        157,665
/a/HNC Software Inc. .......................................................................        7,000        144,200
/a/Inforte Corp. ...........................................................................       12,054        168,394
/a/Interwoven Inc. .........................................................................        7,400         72,076
   Jack Henry & Associates Inc. ............................................................       13,800        301,392
/a/Mercury Interactive Corp. ...............................................................        5,700        193,686
/a/Microsoft Corp. .........................................................................        3,800        251,826
/a/Nassda Corp. ............................................................................        1,000         22,490
   Paychex Inc. ............................................................................        7,000        243,950
/a/PeopleSoft Inc. .........................................................................        6,800        273,360
/a/Precise Software Solutions Ltd. (Israel) ................................................        6,800        140,488
/a/Quest Software Inc. .....................................................................        4,000         88,440
/a/Tier Technologies Inc., B ...............................................................        3,300         71,147
                                                                                                             -----------
                                                                                                               3,356,935
                                                                                                             -----------
   Total Common Stocks and Warrants (Cost $12,622,893) .....................................                  12,864,489
                                                                                                             -----------
   Preferred Stocks
/a,b/Technology Services
   Micro Photonix Integration Corp., pfd., C (Cost $8,740) .................................        1,384          2,768
                                                                                                             -----------
   Total Long Term Investments (Cost $12,631,633) ..........................................                  12,867,257
                                                                                                             -----------
/c/Short Term Investments 8.0%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $1,104,823) .........    1,104,823      1,104,823
                                                                                                             -----------
   Total Investments (Cost $13,736,456) 100.8% .............................................                  13,972,080
   Other Assets, less Liabilities (.8)% ....................................................                    (105,638)
                                                                                                             -----------
   Net Assets 100.0% .......................................................................                 $13,866,442
                                                                                                             ===========

/a/ Non-income producing
/b/ See Note 8 regarding restricted securities.
/c/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                                    See notes to financial statements.


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Statement of Investments, December 31, 2001

                                                                                                  PRINCIPAL
Franklin U.S. Government Fund                                                                      AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Mortgage-Backed Securities 79.1%
   Government National Mortgage Association (GNMA) - Fixed Rate 41.5%
   GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 ...................................................     $ 5,682,739        $ 5,420,858
   GNMA II, 5.50%, 9/20/28 - 1/20/29 .......................................................       2,458,260          2,323,605
   GNMA I, SF, 6.00%, 11/15/23 - 12/15/31 ..................................................      29,281,744         28,874,241
   GNMA II, 6.00%, 1/20/24 - 8/20/28 .......................................................       6,312,076          6,188,674
   GNMA I, SF, 6.50%, 5/15/23 - 1/15/30 ....................................................      29,047,769         29,364,903
   GNMA II, 6.50%, 12/20/27 - 2/20/31 ......................................................      15,982,889         16,013,980
   GNMA I, SF, 7.00%, 3/15/22 - 5/15/31 ....................................................      35,740,816         36,745,745
   GNMA I, SF, 7.25%, 11/15/25 .............................................................         800,835            828,091
   GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ......................................................       2,061,292          2,168,472
   GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 ....................................................      15,017,597         15,706,135
   GNMA II, 7.50%, 11/20/16 - 11/20/26 .....................................................       9,891,913         10,318,679
   GNMA I, SF, 8.00%, 4/15/05 - 6/15/25 ....................................................       8,545,327          9,101,716
   GNMA II, 8.00%, 7/20/16 - 8/20/26 .......................................................         756,504            801,200
   GNMA I, SF, 8.25%, 4/15/25 ..............................................................         289,229            309,151
   GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 ...................................................       2,160,736          2,331,495
   GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 ....................................................       1,148,217          1,257,946
   GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 ...................................................       1,945,146          2,171,774
   GNMA II, 9.50%, 4/20/25 .................................................................         204,097            226,900
   GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 ...................................................       2,126,787          2,406,186
                                                                                                                   ------------
                                                                                                                    172,559,751
                                                                                                                   ------------
   Federal National Mortgage Association (FNMA) - Fixed Rate 19.2%
   FNMA, 6.00%, 1/01/24 - 12/01/31 .........................................................      41,478,530         40,649,475
   FNMA, 6.50%, 1/01/24 - 8/1/31 ...........................................................      24,350,485         24,480,862
   FNMA, 7.00%, 9/01/31 ....................................................................       5,723,330          5,845,900
   FNMA, PL, 7.00%, 3/17/35 ................................................................       2,479,032          2,533,890
   FNMA, 7.50%, 4/01/23 - 8/01/25 ..........................................................       2,806,569          2,924,023
   FNMA, 8.00%, 7/01/16 - 2/01/25 ..........................................................       2,938,392          3,119,429
   FNMA, 8.50%, 10/01/19 - 2/01/22 .........................................................         140,744            152,163
                                                                                                                   ------------
                                                                                                                     79,705,742
                                                                                                                   ------------
   Federal National Mortgage Association (FNMA) - Adjustable Rate 3.0%
   FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 6.568%, 2/01/19 ..................       1,618,106          1,662,321
   FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 6.699%, 9/01/18 ................       1,962,965          2,027,211
   FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.00, 7/01/19 ..................       1,930,672          1,997,852
   FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 6.689%, 1/01/18 ................       5,751,865          5,924,645
   FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 7.31%, 3/01/20 ............         883,601            908,183
                                                                                                                   ------------
                                                                                                                     12,520,212
                                                                                                                   ------------

   Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 14.7%
/a/FHLMC, 6.00%, 4/01/31 - 1/01/32 .........................................................       9,979,005          9,782,328
   FHLMC, 6.00%, 1/01/24 - 8/01/28 .........................................................       7,535,225          7,433,903
   FHLMC, 6.50%, 6/01/08 - 9/01/31 .........................................................      31,807,814         32,040,338
   FHLMC, 7.00%, 4/01/24 ...................................................................       7,869,071          8,084,476
   FHLMC, 7.50%, 11/01/22 - 5/01/24 ........................................................       2,288,290          2,387,932
   FHLMC, 8.00%, 1/01/17 - 5/01/22 .........................................................         978,856          1,040,224
   FHLMC, 8.50%, 4/01/18 - 3/01/22 .........................................................         398,169            428,019
   FHLMC, 9.00%, 3/01/03 ...................................................................          51,445             52,290
                                                                                                                   ------------
                                                                                                                     61,249,510
                                                                                                                   ------------
   Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate .7%
   FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.886%, 6/01/22 ...............       1,197,435          1,225,846
   FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 2/01/19 ...............       1,585,994          1,638,991
                                                                                                                   ------------
                                                                                                                      2,864,837
                                                                                                                   ------------
   Total Mortgage-Backed Securities (Cost $320,870,386) ....................................                        328,900,052
                                                                                                                   ------------


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Statement of Investments, December 31, 2001 (cont.)

                                                                                                          PRINCIPAL
Franklin U.S. Government Fund                                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Other Agency Securities 18.3%
   Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 .................................................   $ 5,000,000   $ 5,009,690
   FICO Strip, zero cpn., 12/06/14 ....................................................................    13,569,000     5,856,652
   FICO Strip, zero cpn., 5/11/13 .....................................................................    10,000,000     4,856,940
   FICO Strip, 12, zero cpn., 6/06/14 .................................................................     9,454,000     4,235,515
   FICO Strip, 16, zero cpn., 10/05/10 ................................................................     4,745,000     2,810,312
   Housing Urban Development, 96-A, 7.63%, 8/01/14 ....................................................     5,000,000     5,408,085
   Housing Urban Development, 96-A, 7.66%, 8/01/15 ....................................................     5,000,000     5,397,330
   Small Business Administration, 6.00%, 9/01/18 ......................................................     8,474,407     8,432,553
   Small Business Administration, 6.45%, 12/01/15 .....................................................     3,238,382     3,322,377
   Small Business Administration, 6.70%, 12/01/16 .....................................................     3,661,314     3,763,506
   Small Business Administration, 6.85%, 7/01/17 ......................................................     3,855,769     3,985,620
   Small Business Administration, Cap 10.85%, Margin Prime - .40%, Resets Quarterly, 5.6%, 6/25/19 ....     1,953,008     2,026,450
   Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets Quarterly, 5.875%, 3/25/18.     2,115,117     2,196,733
   Student Loan Marketing Association, zero cpn., 5/15/14 .............................................    15,000,000     5,473,290
   Tennessee Valley Authority, zero cpn., 4/15/42 .....................................................     6,000,000     2,971,320
   Tennessee Valley Authority, 5.88%, 4/01/36 .........................................................    10,000,000    10,402,674
                                                                                                                       ------------
   Total Other Agency Securities (Cost $73,215,443) ...................................................                  76,149,047
                                                                                                                       ------------
   Total Long Term Investments (Cost $394,085,829) ....................................................                 405,049,099
                                                                                                                       ------------
/b/Repurchase Agreement 4.3%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $18,010,487) (Cost $18,008,865) .......    18,008,865   18,008,865
    ABN AMRO Inc. (Maturity Value $1,570,875)
    BMO Nesbitt Burns Corp. (Maturity Value $1,570,875)
    BNP Paribas Securities Corp. (Maturity Value $1,570,875)
    Barclays Capital Inc. (Maturity Value $1,570,875)
    Bear, Stearns & Co., Inc. (Maturity Value $1,047,310)
    Credit Suisse First Boston Corp. (Maturity Value $1,047,310)
    Deutsche Banc Alex Brown Inc. (Maturity Value $785,254)
    Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $1,570,875)
    Goldman, Sachs & Co. (Maturity Value $1,570,875)
    Greenwich Capital Markets Inc. (Maturity Value $1,570,875)
    Lehman Brothers Inc. (Maturity Value $992,738)
    Morgan Stanley & Co., Inc. (Maturity Value $1,570,875)
    UBS Warburg, LLC (Maturity Value $1,570,875)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                       ------------
   Total Investments (Cost $412,094,694) 101.7% .......................................................                 423,057,964
   Other Assets, less Liabilities (1.7)% ..............................................................                  (7,248,692)
                                                                                                                       ------------
   Net Assets 100.0% ..................................................................................                $415,809,272
                                                                                                                       ============

/a/ Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
/b/ See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

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Statement of Investments, December 31, 2001




Franklin Value Securities Fund                                                                       SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
   Closed End Mutual Funds 1.9%
   High Income Opportunity Fund ...................................................................... 71,500  $  529,100
   High Yield Income Fund Inc. ....................................................................... 34,200     199,728
   Managed High Income Portfolio Inc. ................................................................ 73,000     519,760
                                                                                                               ----------
   Total Closed End Mutual Funds (Cost $1,492,131) ...................................................          1,248,588
                                                                                                               ----------
   Common Stocks 85.5%
   Consumer Durables 6.2%
   Briggs & Stratton Corp. ........................................................................... 22,000     939,400
   D.R. Horton Inc. .................................................................................. 19,000     616,740
   La-Z-Boy Inc. ..................................................................................... 44,000     960,080
   M/I Schottenstein Homes Inc. ......................................................................  5,000     248,850
   Russ Berrie & Co. Inc. ............................................................................ 45,900   1,377,000
                                                                                                               ----------
                                                                                                                4,142,070
                                                                                                               ----------

   Consumer Non-Durables 9.5%
   Brown Shoe Co. Inc. ............................................................................... 41,000     665,840
   DIMON Inc. ........................................................................................ 54,000     388,800
   Lancaster Colony Corp. ............................................................................ 22,000     781,220
   Standard Commercial Corp. ......................................................................... 48,500     800,250
/a/Timberland Co., A ................................................................................. 38,500   1,427,580
/a/Tommy Hilfiger Corp. ..............................................................................134,000   1,842,500
/a/Tropical Sportswear International Corp. ........................................................... 16,500     309,375
   Wolverine World Wide Inc. ......................................................................... 13,000     195,650
                                                                                                               ----------
                                                                                                                6,411,215
                                                                                                               ----------

/a/Consumer Services 1.4%
   Aztar Corp. ....................................................................................... 52,000     951,600
                                                                                                               ----------
   Electronic Technology 4.9%
/a/Avocent Corp. ..................................................................................... 81,000   1,964,250
   Cohu Inc. ......................................................................................... 32,400     639,900
   Diebold Inc. ...................................................................................... 15,500     626,820
/a/ESCO Technologies Inc. ............................................................................    600      20,694
/a/SPACEHAB Inc. ..................................................................................... 13,500      10,395
                                                                                                               ----------
                                                                                                                3,262,059
                                                                                                               ----------

   Energy Minerals 6.9%
   Arch Coal Inc. .................................................................................... 73,000   1,657,100
   Consol Energy Inc. ................................................................................ 38,000     943,920
   Massey Energy Co. ................................................................................. 64,500   1,337,085
/a/Nuevo Energy Co. .................................................................................. 14,000     210,000
   Peabody Energy Corp. .............................................................................. 17,500     493,325
                                                                                                               ----------
                                                                                                                4,641,430
                                                                                                               ----------

   Finance 9.3%
   American National Insurance Co. ...................................................................  9,500     798,950
   Harleysville Group Inc. ........................................................................... 23,000     549,470
   IPC Holdings Ltd. (Bermuda) ....................................................................... 30,600     905,760
   Penn-America Group Inc. ........................................................................... 28,000     295,400
   Presidential Life Corp. ........................................................................... 89,000   1,829,840
   Reinsurance Group of America Inc. ................................................................. 15,000     499,200
   RLI Corp. ......................................................................................... 23,000   1,035,000
   StanCorp Financial Group Inc. .....................................................................  6,000     283,500
                                                                                                               ----------
                                                                                                                6,197,120
                                                                                                               ----------

   Health Technology .9%
   West Pharmaceutical Services Inc. ................................................................. 22,200     590,520
                                                                                                               ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



Franklin Value Securities Fund                                                                       SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Industrial Services 6.7%
/a/Atwood Oceanics Inc. ..........................................................................     24,000  $   836,400
   ENSCO International Inc. ......................................................................     27,500      683,375
   GlobalSantaFe Corp. ...........................................................................     17,500      499,100
/a/Oil States International Inc. .................................................................     60,000      546,000
/a/Rowan Cos. Inc. ...............................................................................     52,800    1,022,736
   Tidewater Inc. ................................................................................     12,500      423,750
   Transocean Sedco Forex Inc. ...................................................................     13,000      439,660
                                                                                                               -----------
                                                                                                                 4,451,021
                                                                                                               -----------
   Non-Energy Minerals 2.9%
   Commonwealth Industries Inc. ..................................................................     10,000       47,000
   Reliance Steel & Aluminum Co. .................................................................     70,900    1,861,125
                                                                                                               -----------
                                                                                                                 1,908,125
                                                                                                               -----------

   Process Industries 2.2%
   AptarGroup Inc. ...............................................................................     28,000      980,840
   Myers Industries Inc. .........................................................................     36,780      502,047
                                                                                                               -----------
                                                                                                                 1,482,887
                                                                                                               -----------

   Producer Manufacturing 15.9%
   Agco Corp. ....................................................................................     20,700      326,646
/a/Cable Design Technologies Corp. ...............................................................     47,000      642,960
   Carlisle Cos. Inc. ............................................................................     14,000      517,720
   CIRCOR International Inc. .....................................................................     22,000      405,900
   Graco Inc. ....................................................................................     34,000    1,327,700
   JLG Industries Inc. ...........................................................................     70,000      745,500
/a/Lone Star Technologies Inc. ...................................................................     50,000      880,000
/a/Mueller Industries Inc. .......................................................................     22,000      731,500
   Stewart & Stevenson Services Inc. ..............................................................    37,000      695,970
   Superior Industries International Inc. ........................................................     21,000      845,250
   Teleflex Inc. .................................................................................      8,000      378,480
   Timken Co. ....................................................................................     47,200      763,696
/a/Tower Automotive Inc. .........................................................................     83,000      749,490
   Watts Industries Inc., A ......................................................................     16,000      240,000
   York International Corp. ......................................................................     37,000    1,410,810
                                                                                                               -----------
                                                                                                                10,661,622
                                                                                                               -----------
   Retail Trade 5.8%
/a/American Eagle Outfitters Inc. ................................................................     23,000      601,910
   Dillards Inc., A ..............................................................................     46,300      740,800
   Fresh Brands Inc. .............................................................................     18,000      370,980
/a/Linens `n Things Inc. .........................................................................     46,000    1,173,000
/a/The Men's Wearhouse Inc. ......................................................................     41,000      846,650
   Pier 1 Imports Inc. ...........................................................................     10,000      173,400
                                                                                                               -----------
                                                                                                                 3,906,740
                                                                                                               -----------

   Technology Services .8%
   Reynolds & Reynolds Co., A ....................................................................     21,500      521,375
                                                                                                               -----------

   Transportation 10.0%
   Airborne Inc. .................................................................................      5,500       81,565
/a/Atlantic Coast Airlines Holdings Inc. .........................................................     24,500      570,605
   Delta Air Lines Inc. ..........................................................................     15,800      462,308
/a/Midwest Express Holdings Inc. .................................................................     77,500    1,131,500
/a/OMI Corp. .....................................................................................    221,500      881,570
   Overseas Shipholding Group Inc. ...............................................................     50,000    1,125,000
   Stolt Nielsen SA, ADR (Norway) ................................................................     50,000      779,500
   Teekay Shipping Corp. (Bahamas) ...............................................................     47,300    1,648,405
                                                                                                               -----------
                                                                                                                 6,680,453
                                                                                                               -----------

                                       209

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001




Franklin Value Securities Fund                                                                       SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------
   Common Stock (cont.)
   Utilities 2.1%
   Northeast Utilities .......................................................................       21,500     $   379,045
   Sierra Pacific Resources ..................................................................       70,000       1,053,500
                                                                                                                -----------
                                                                                                                  1,432,545
                                                                                                                -----------
   Total Common Stocks (Cost $51,758,922) ....................................................                   57,240,782
                                                                                                                -----------
   Total Long Term Investments (Cost $53,251,053) ............................................                   58,489,370
                                                                                                                -----------
/b/Short Term Investments 12.9%
   Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $8,609,561) ...........    8,609,561       8,609,561
                                                                                                                -----------
   Total Investments (Cost $61,860,614) 100.3% ...............................................                   67,098,931
   Other Assets, less Liabilities (.3)% ......................................................                     (213,080)
                                                                                                                -----------
   Net Assets 100.0% .........................................................................                  $66,885,851
                                                                                                                ===========


/a/ Non-income producing
/b/ The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


                                                                                                  PRINCIPAL
 Franklin Zero Coupon Fund - 2005                                                                  AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
   U.S. Government and Agency Securities 87.5%
   FHLB, Strip, A-1, 8/25/02 ...................................................................  $ 1,000,000   $   983,854
   FHLB, Strip, A-1P, 2/25/04 ..................................................................      800,000       737,026
   FICO, Strip, 3/26/05 ........................................................................    5,000,000     4,303,265
   FICO, Strip, 5/11/05 ........................................................................    3,500,000     2,987,768
   FICO, Strip, 10/06/05 .......................................................................   11,400,000     9,554,978
   FICO, Strip, 19, 12/06/05 ...................................................................   10,000,000     8,304,220
   FNMA, Strip, 2/12/08 ........................................................................      120,000        86,391
   FNMA, Strip, 1, 8/01/04 .....................................................................      450,000       406,883
   FNMA, Strip, 1, 2/12/05 .....................................................................    1,000,000       873,885
   FNMA, Strip, 1, 8/12/05 .....................................................................      875,000       744,232
   FNMA, Strip, 1, 2/01/06 .....................................................................    4,307,000     3,561,743
   FNMA, Strip, 1, 2/12/06 .....................................................................      250,000       206,170
   FNMA, Strip, 1, 2/01/08 .....................................................................    1,730,000     1,254,496
   FNMA, Strip, 9, 8/01/06 .....................................................................      530,000       426,002
   REFCO, Strip, 1/15/06 .......................................................................    6,500,000     5,440,214
   REFCO, Strip, 4/15/06 .......................................................................    3,000,000     2,467,371
   Tennessee Valley Authority, Strip, 10/15/04 .................................................    6,200,000     5,496,486
   Tennessee Valley Authority, Strip, 4/15/05 ..................................................    2,260,000     1,941,478
   Tennessee Valley Authority, Strip, 10/15/05 .................................................    1,000,000       838,907
   U.S. Treasury, Strip, 2/15/06 ...............................................................    2,500,000     2,102,090
                                                                                                                -----------
   Total U.S. Government and Agency Securities (Cost $46,707,231)                                                52,717,459
                                                                                                                -----------
   Other Securities - AAA Rated 6.4%
   Exxon Capital Corp., 11/15/04 ...............................................................    1,500,000     1,323,029
   International Bank for Reconstruction and Development, 2/15/07 ..............................      541,000       403,601
   International Bank for Reconstruction and Development, 8/15/07 ..............................    2,500,000     1,797,738
   International Bank for Reconstruction and Development, 2, 2/15/07 ...........................      459,000       342,427
                                                                                                                -----------
   Total Other Securities - AAA Rated (Cost $3,658,956) ........................................                  3,866,795
                                                                                                                -----------

   Other Securities - A+ Rated 5.0%
   Diageo PLC, 1/06/04 (Cost $2,830,199) .......................................................    3,250,000     2,989,623
                                                                                                                -----------
   Total Long Term Investments (Cost $53,196,386) ..............................................                 59,573,877
                                                                                                                -----------

/a/Repurchase Agreement 1.4%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $864,210) (Cost $864,132) ......      864,132       864,132
    ABN AMRO Inc. (Maturity Value $75,376)
    BMO Nesbitt Burns Corp. (Maturity Value $75,376)
    BNP Paribas Securities Corp. (Maturity Value $75,376)
    Barclays Capital Inc. (Maturity Value $75,376)
    Bear, Stearns & Co., Inc. (Maturity Value $50,254)
    Credit Suisse First Boston Corp. (Maturity Value $50,254)
    Deutsche Banc Alex Brown Inc. (Maturity Value $37,680)
    Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $75,376)
    Goldman, Sachs & Co. (Maturity Value $75,376)
    Greenwich Capital Markets Inc. (Maturity Value $75,376)
    Lehman Brothers Inc. (Maturity Value $47,635)
    Morgan Stanley & Co., Inc. (Maturity Value $75,376)
    UBS Warburg, LLC (Maturity Value $75,379)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds and U.S. Government
        Agency Securities
                                                                                                                -----------
   Total Investments (Cost $54,060,518) 100.3% .................................................                 60,438,009
   Other Assets, less Liabilities (.3)% ........................................................                   (205,247)
                                                                                                                -----------
   Net Assets 100.0% ...........................................................................                $60,232,762
                                                                                                                ===========


/a/ See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001

                                                                                                  PRINCIPAL
 Franklin Zero Coupon Fund - 2010                                                                  AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   U.S. Government and Agency Securities 87.4%
   FICO, Strip, 19, 6/06/10 ................................................................      $ 9,800,000     $ 5,911,027
   FICO, Strip, A, 8/08/10 .................................................................        7,000,000       4,181,170
   FNMA, Strip, 8/12/09 ....................................................................        1,975,000       1,271,604
   FNMA, Strip, 8/01/10 ....................................................................        8,250,000       5,016,149
   FNMA, Strip, 8/12/10 ....................................................................        1,230,000         746,614
   REFCO, Strip, 10/15/10 ..................................................................       10,000,000       6,119,420
   Sallie Mae, 5/15/14 .....................................................................        8,650,000       3,156,264
   Tennessee Valley Authority, Strip, 1/01/10 ..............................................          412,000         251,195
   Tennessee Valley Authority, Strip, 4/15/10 ..............................................       12,000,000       7,306,260
   Tennessee Valley Authority, Strip, 10/15/10 .............................................        1,320,000         785,357
   Tennessee Valley Authority, Strip, 10/15/11 .............................................        7,295,000       4,021,710
   U.S. Treasury, Strip, 2/15/11 ...........................................................        9,500,000       5,796,368
                                                                                                                  -----------
   Total U.S. Government and Agency Securities ($39,704,936) ...............................                       44,563,138
                                                                                                                  -----------
   Other Securities - AAA Rated 11.4%
   International Bank for Reconstruction and Development, 2/15/11 ..........................        1,392,000         763,722
   International Bank for Reconstruction and Development, 2/15/12 ..........................        2,800,000       1,424,371
   International Bank for Reconstruction and Development, 2/15/13 ..........................        3,287,000       1,538,648
   International Bank for Reconstruction and Development, 8/15/13 ..........................        4,100,000       1,834,197
   International Bank for Reconstruction and Development, 2, 2/15/11 .......................          500,000         274,324
                                                                                                                  -----------
   Total Other Securities - AAA Rated (Cost $5,560,722) ....................................                        5,835,262
                                                                                                                  -----------
   Total Long Term Investments (Cost $45,265,658) ..........................................                       50,398,400
                                                                                                                  -----------
/a/Repurchase Agreement 1.3%
   Joint Repurchase Agreement, 1.621%, 1/02/02, (Maturity Value $680,890)
    (Cost $680,829) ........................................................................          680,829         680,829
    ABN AMRO Inc. (Maturity Value $59,387)
    BMO Nesbitt Burns Corp. (Maturity Value $59,387)
    BNP Paribas Securities Corp. (Maturity Value $59,387)
    Barclays Capital Inc. (Maturity Value $59,387)
    Bear, Stearns & Co., Inc. (Maturity Value $39,594)
    Credit Suisse First Boston Corp. (Maturity Value $39,594)
    Deutsche Banc Alex Brown Inc. (Maturity Value $29,687)
    Dresdner Kleinwort Wasserstein Securities, LLC (Maturity Value $59,387)
    Goldman, Sachs & Co. (Maturity Value $59,387)
    Greenwich Capital Markets Inc. (Maturity Value $59,387)
    Lehman Brothers Inc. (Maturity Value $37,532)
    Morgan Stanley & Co., Inc. (Maturity Value $59,387)
    UBS Warburg, LLC (Maturity Value $59,387)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
      Agency Securities
                                                                                                                  -----------
   Total Investments (Cost $45,946,487) 100.1% .............................................                       51,079,229
   Other Assets, less Liabilities (.1)% ....................................................                          (77,606)
                                                                                                                  -----------
   Net Assets 100.0% .......................................................................                      $51,001,623
                                                                                                                  ===========

/a/ See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

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Statement of Investments, December 31, 2001

                                                                                                     SHARES/
   Mutual Discovery Securities Fund                                                 COUNTRY          WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Other Equity Interests 72.6%
   Aerospace & Defense .2%
   Honeywell International Inc. .............................................    United States       10,650       $  360,183
                                                                                                                  ----------
   Auto Components .9%
   Delphi Automotive Systems Corp. ..........................................    United States       36,758          502,114
   Trelleborg AB, B .........................................................       Sweden          143,841        1,103,864
                                                                                                                  ----------
                                                                                                                   1,605,978
                                                                                                                  ----------
   Banks 3.3%
   Banca Nazionale del Lavoro SpA ...........................................        Italy          224,600          454,964
   Bank of America Corp. ....................................................    United States        6,200          390,290
   Bank of Ireland ..........................................................    Irish Republic     106,925          992,047
   Danske Bank ..............................................................       Denmark          28,500          457,343
   DNB Holding ASA ..........................................................       Norway          335,800        1,512,528
   Fleet Boston Financial Corp. .............................................    United States       21,300          777,450
   Gjensidige Norway Sparebank, 144A ........................................       Norway            3,400          103,107
   Greenpoint Financial Corp. ...............................................    United States       14,864          531,388
/a,c/Nippon Investment LLC ..................................................    United States      477,000          477,000
                                                                                                                  ----------
                                                                                                                   5,696,117
                                                                                                                  ----------
   Beverages 3.1%
   Brown-Forman Corp., A ....................................................    United States        3,800          243,010
   Brown-Forman Corp., B ....................................................    United States       32,100        2,009,460
   Carlsberg AS, B ..........................................................       Denmark          39,900        1,667,597
   Coca-Cola West Japan Co. Ltd. ............................................        Japan           28,330          509,058
   Heineken Holding NV, A ...................................................     Netherlands        26,800          763,608
                                                                                                                  ----------
                                                                                                                  5,192,733
                                                                                                                  ----------
/a/Biotechnology
   Immunex Corp. ............................................................   United States         1,200           33,252
                                                                                                                  ----------
   Chemicals 2.0%
   Akzo Nobel NV ............................................................    Netherlands         35,100        1,567,341
   ChemFirst Inc. ...........................................................   United States        24,600          589,662
/a/Syngenta AG ..............................................................    Switzerland         25,546        1,323,268
                                                                                                                  ----------
                                                                                                                   3,480,271
                                                                                                                  ----------
   Commercial Services & Supplies 2.5%
/a/Cendant Corp. ............................................................   United States        60,200        1,180,522
   Kidde PLC ................................................................   United Kingdom      922,190          899,239
/a/MDC Corp. Inc., A ........................................................      Canada            30,515          101,318
/a/Republic Services Inc. ...................................................   United States        57,700        1,152,269
   Waste Management Inc. ....................................................   United States        29,200          931,772
                                                                                                                  ----------
                                                                                                                   4,265,120
                                                                                                                  ----------
/a/Computers & Peripherals .3%
   Apple Computer Inc. ......................................................   United States        24,000          525,600
   DecisionOne Corp. ........................................................   United States         5,288            5,288
                                                                                                                  ----------
                                                                                                                     530,888
                                                                                                                  ----------
   Construction & Engineering 3.0%
   Acciona SA ...............................................................        Spain           44,100        1,609,933
   Actividades de Construcciones y Servicios SA .............................        Spain           25,000          609,924
   Fomento de Construcciones y Contratas SA .................................        Spain           22,800          472,001
   Vinci SA .................................................................       France           41,180        2,414,502
                                                                                                                  ----------
                                                                                                                   5,106,360
                                                                                                                  ----------
   Construction Materials 1.0%
   Ciments Francais SA ......................................................       France           21,000          897,524
   RMC Group PLC ............................................................   United Kingdom       92,400          832,420
                                                                                                                  ----------
                                                                                                                   1,729,944
                                                                                                                  ----------
   Containers & Packaging .2%
   Kinnevik AB, B ...........................................................       Sweden           21,487          340,033
                                                                                                                  ----------

                                       213

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                   SHARES/
   Mutual Discovery Securities Fund                                                 COUNTRY       WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Other Equity Interests (cont.)
   Diversified Financials 4.9%
   Bear Stearns Cos. Inc. .................................................     United States       17,512      $ 1,026,904
   Brascan Corp., A .......................................................         Canada          14,100          253,955
   E-L Financial Corp. Ltd. ...............................................         Canada           6,600          837,399
   Investors Group Inc. ...................................................         Canada          10,600          169,334
   Invik & Co. AB, B ......................................................         Sweden          15,856          875,204
   Irish Life & Permanent PLC .............................................     Irish Republic     158,100        1,616,435
   JP Morgan Chase & Co. ..................................................     United States          840           30,534
/a/MFN Financial Corp. ....................................................     United States       20,281          183,543
   Pargesa Holdings SA ....................................................       Switzerland        1,047        2,068,460
   Schroders PLC ..........................................................     United Kingdom      13,600          156,466
   Stilwell Financial Inc. ................................................     United States       13,500          367,470
   Value Catalyst Fund Ltd. ...............................................     Cayman Islands       6,815          718,437
                                                                                                                -----------
                                                                                                                  8,304,141
                                                                                                                -----------
   Diversified Telecommunication Services 3.1%
   AT&T Corp. .............................................................     United States       24,090          436,993
/a/Koninklijke KPN NV .....................................................     Netherlands         34,900          177,438
   Qwest Communications International Inc. ................................     United States       37,000          522,810
   Sprint Corp. (FON Group) ...............................................     United States       95,400        1,915,632
   Telephone & Data Systems Inc. ..........................................     United States       25,700        2,306,575
                                                                                                                -----------
                                                                                                                  5,359,448
                                                                                                                -----------
   Electric Utilities 2.5%
   Constellation Energy Group Inc. ........................................     United States       42,300        1,123,065
   E.On AG ................................................................         Germany         17,600          915,189
   Endesa SA ..............................................................          Spain          56,800          888,598
   Endesa SA, ADR .........................................................          Spain           2,800           43,876
/a/PG & E Corp. ...........................................................     United States       68,900        1,325,636
                                                                                                                -----------
                                                                                                                  4,296,364
                                                                                                                -----------
   Energy Equipment & Services .4%
   Halliburton Co. ........................................................     United States       46,500          609,150
                                                                                                                -----------
   Food & Drug Retailing 1.3%
   CVS Corp. ..............................................................     United States       29,200          864,320
/a/Kroger Co. .............................................................     United States       61,800        1,289,766
                                                                                                                -----------
                                                                                                                  2,154,086
                                                                                                                -----------
   Food Products 4.2%
   Cadbury Schweppes PLC ..................................................     United Kingdom     159,800        1,018,664
   Farmer Brothers Co. ....................................................     United States        7,000        1,855,000
   Greencore Group PLC ....................................................     Irish Republic     298,800          744,945
   Groupe Danone ..........................................................         France           1,300          158,580
   Kraft Foods Inc. .......................................................     United States        7,045          239,741
   Nestle SA ..............................................................      Switzerland         9,050        1,929,649
   Orkla ASA ..............................................................         Norway          71,450        1,210,841
   Weetabix Ltd., A .......................................................     United Kingdom         700           26,488
                                                                                                                -----------
                                                                                                                  7,183,908
                                                                                                                -----------
   Health Care Providers & Services 1.7%
   CIGNA Corp. ............................................................     United States        9,300          861,645
/a/Genesis Health Ventures Inc. ...........................................     United States       13,881          298,442
/a/Kindred Healthcare Inc. ................................................     United States       28,476        1,406,714
/a/Kindred Healthcare Inc., Series A, wts., 4/20/06 .......................     United States       13,145          212,292
/a/Kindred Healthcare Inc., Series B, wts., 4/20/06 .......................     United States        5,258           99,902
                                                                                                                -----------
                                                                                                                  2,878,995
                                                                                                                -----------
   Hotels Restaurants & Leisure .6%
/a/Fine Host Corp. ........................................................     United States       49,920          494,208
   Moevenpick Holding AG, Br. .............................................      Switzerland         1,446          452,896
                                                                                                                -----------
                                                                                                                    947,104
                                                                                                                -----------

                                       214

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                Shares/
Mutual Discovery Securities Fund                                                   Country      Warrants        Value
-----------------------------------------------------------------------------------------------------------------------------------

   Common Stock and Other Equity Interests (cont.)
   Household Products .7%
   Kimberly-Clark Corp. ......................................................  United States    20,400      $ 1,219,920
                                                                                                             -----------
   Industrial Conglomerates .8%
   Remgro Ltd. ...............................................................  South Africa     63,536          344,297
   Tyco International Ltd. ...................................................  United States    16,984        1,000,358
                                                                                                             -----------
                                                                                                               1,344,655
                                                                                                             -----------
   Insurance 7.2%
/a/Alleghany Corp. ...........................................................  United States     3,475          668,764
/a/Berkshire Hathaway Inc., A ................................................  United States        45        3,402,000
/a/Berkshire Hathaway Inc., B ................................................  United States       860        2,171,500
   Industrial Alliance Life Insurance Co. ....................................     Canada         8,830          258,055
   IPC Holdings Ltd. .........................................................     Bermuda       15,500          458,800
   MBIA Inc. .................................................................  United States    20,200         1,083,32
/a,c/Montpelier Re Holdings Ltd. .............................................     Bermuda        1,070          107,000
   Muenchener Rueckversicherungs-Gesellschaft ................................     Germany        1,000          271,572
   Old Republic International Corp. ..........................................  United States    35,500          994,355
/a,c/Olympus Re Holdings Ltd. ................................................     Bermuda        2,140          214,000
/a/Principal Financial Group. ................................................  United States     8,400          201,600
   United Fire & Casualty Co. ................................................  United States    29,800          853,174
/a,c/White Mountains Insurance Group Inc. (Restricted Shares) ................  United States     5,000        1,653,000
                                                                                                             -----------
                                                                                                              12,337,146
                                                                                                             -----------
/a/IT Consulting & Services .1%
   Transcom Worldwide SA, A ..................................................     Sweden        31,880           41,029
   Transcom Worldwide SA, B ..................................................     Sweden        59,206           81,841
                                                                                                             -----------
                                                                                                                 122,870
                                                                                                             -----------
/a/Machinery .4%
   Joy Global Inc. ...........................................................  United States    36,314          610,075
   Marine .4%
   Koninklijke Nedlloyd Groep NV .............................................   Netherlands     27,100          374,013
   Peninsular & Oriental Steam Navigation Co. ................................  United Kingdom  105,100          363,667
                                                                                                            ------------
                                                                                                                 737,680
                                                                                                            ------------
   Media 7.2%
   Astral Media Inc., A ......................................................      Canada       25,900          778,825
/a/General Motors Corp., H ...................................................  United States    35,535          549,016
   Lagardere SCA .............................................................      France       63,835        2,671,420
/a/Liberty Media Corp., A ....................................................  United States    93,400        1,307,600
/a/Modern Times Group AB .....................................................      Sweden       31,600          695,883
   NV Holdingsmig de Telegraaf ...............................................    Netherlands    45,878          698,123
   Scripps Co., A ............................................................   United States   26,600        1,755,600
/a/Sogecable SA ..............................................................       Spain       11,800          273,175
   TVA Group Inc., B .........................................................      Canada       90,600          612,987
/a/USA Networks Inc. .........................................................  United States    41,800        1,141,558
   Washington Post Co., B ....................................................  United States     3,321        1,760,130
                                                                                                            ------------
                                                                                                              12,244,317
                                                                                                            ------------
   Metals & Mining .2%
   Teck Corp., B .............................................................     Canada        49,700          396,043
                                                                                                            ------------
/a/Multiline Retail 1.3%
   Federated Department Stores Inc. ..........................................  United States    52,800        2,159,520
                                                                                                            ------------
   Multi-Utilities 1.5%

   Suez SA ...................................................................     France        82,195        2,488,340
                                                                                                            ------------
   Oil & Gas 1.9%
   BP PLC ....................................................................  United Kingdom   58,500          454,650
   BP PLC, ADR ...............................................................  United Kingdom    8,000          372,080
   Burlington Resources Inc. .................................................  United States    10,900          409,186

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                                                Shares/
Mutual Discovery Securities Fund                                                   Country      Warrants        Value
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Other Equity Interests (cont.)
   Oil & Gas (cont.)
   Conoco Inc., A ............................................................   United States   23,900      $  676,370
   PanCanadian Energy Corp. ..................................................      Canada       17,000         439,843
   Total Fina Elf SA, B ......................................................      France        1,324         189,094
   Total Fina Elf SA, B, ADR .................................................      France       10,770         756,485
                                                                                                             ----------
                                                                                                              3,297,708
                                                                                                             ----------
   Paper & Forest Products 2.7%
   Abitibi-Consolidated Inc. .................................................      Canada      127,700         930,400
   Boise Cascade Corp. .......................................................   United States   16,200         550,962
   International Paper Co. ...................................................   United States   22,900         924,015
   Mead Corp. ................................................................   United States   46,800       1,445,652
   Potlatch Corp. ............................................................   United States   19,900         583,468
   Willamette Industries Inc. ................................................   United States    2,000         104,240
                                                                                                             ----------
                                                                                                              4,538,737
                                                                                                             ----------

   Pharmaceuticals 1.8%
   Daiichi Pharmaceutical Co. ................................................       Japan       18,400         358,004
   Merck & Co. Inc. ..........................................................   United States   22,300       1,311,240
   Schering-Plough Corp. .....................................................   United States   11,000         393,910
   Takeda Chemical Industries Ltd. ...........................................       Japan       23,400       1,058,767
                                                                                                             ----------
                                                                                                              3,121,921
                                                                                                             ----------

   Real Estate .9%
   Fastighets AB Tornet ......................................................      Sweden       46,700         618,826
/a,c/Security Capital European Realty ........................................    Luxembourg     13,770         201,799
   Ventas Inc. ...............................................................   United States   55,600         639,400
                                                                                                             ----------
                                                                                                              1,460,025
                                                                                                             ----------
   Road & Rail 1.1%
   Burlington Northern Santa Fe Corp. ........................................   United States   15,800         450,774
   Canadian National Railway Co. .............................................      Canada        9,300         446,866
   Florida East Coast Industries Inc., A .....................................   United States   25,300         585,695
   Florida East Coast Industries Inc., B .....................................   United States    3,000          62,700
   Railtrack Group PLC .......................................................  United Kingdom  297,998         341,542
                                                                                                             ----------
                                                                                                              1,887,577
                                                                                                             ----------
/a/Semiconductor Equipment & Products .4%
   Agere Systems Inc., A .....................................................   United States  128,600         731,734
                                                                                                             ----------
   Specialty Retail 1.0%
   GIB Group SA ..............................................................      Belgium      42,100       1,656,875
                                                                                                             ----------
   Textiles & Apparel .1%
   Compagnie Financiere Richemont AG, Br., A .................................    Switzerland     8,500         157,943
                                                                                                             ----------
   Tobacco 6.3%
   Altadis SA ................................................................       Spain      125,600       2,136,035
   British American Tobacco PLC ..............................................  United Kingdom  280,700       2,379,679
   Gallaher Group PLC ........................................................  United Kingdom  201,050       1,375,251
   Gallaher Group PLC, ADR ...................................................  United Kingdom    7,100         191,345
   Imperial Tobacco Group PLC ................................................  United Kingdom   96,800       1,276,391
   Korea Tobacco & Ginseng Corp. .............................................    South Korea    24,090         355,802
   Korea Tobacco & Ginseng Corp., GDR, 144A ..................................    South Korea    36,250         280,938
   Philip Morris Cos. Inc. ...................................................   United States   34,500       1,581,825
   Swedish Match AB ..........................................................      Sweden      212,400       1,123,788
                                                                                                             ----------
                                                                                                             10,701,054
                                                                                                             ----------
   Trading Companies & Distributors .3%
   Compania de Distribucion Intefral Logista SA ..............................       Spain       40,600         531,409
                                                                                                             ----------
   Transportation Infrastructure .4%
   Mersey Docks & Harbour Co. ................................................  United Kingdom   94,000         695,663
                                                                                                             ----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001

                                                                                                SHARES/
Mutual Discovery Securities Fund                                           COUNTRY              WARRANTS              VALUE
--------------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Other Equity Interests (cont.)
/a/Wireless Telecommunication Services .7%
   AT&T Wireless Services Inc. ..............................................  United States      77,645        $  1,115,758
                                                                                                                ------------
   Total Common Stocks and Other Equity Interests (Cost $112,859,052) .......                                    123,631,045
                                                                                                                ------------
   Preferred Stocks .4%
   Dyckerhoff AG, pfd. ......................................................     Germany         20,303             271,167
/a/Genesis Health Ventures Inc., 6.00%, cvt. pfd. ...........................  United States         162              15,876
   Henkel KGAA, pfd. ........................................................     Germany          7,800             437,543
                                                                                                                ------------
   Total Preferred Stocks (Cost $839,964) ...................................                                        724,586
                                                                                                                ------------
                                                                                                 PRINCIPAL
                                                                                                  AMOUNT/g/
                                                                                                -----------
   Corporate Bonds & Notes .6%
   Eurotunnel Finance Ltd., Equity note, 12/31/03 ...........................  United Kingdom   $113,009 GBP          64,144
   Eurotunnel PLC:
      12/31/25, Tier 3 ......................................................  United Kingdom    234,024 GBP         207,764
      12/31/50, Resettable Advance R5 .......................................  United Kingdom    294,249 GBP         149,886
      Stabilization Facility S8, Tier 1 .....................................  United Kingdom     94,725 GBP          30,330
      Stabilization Facility S8, Tier 2 .....................................  United Kingdom    106,848 GBP          34,211
   Eurotunnel SA:
      12/31/25, Tier 3 ......................................................      France         82,595 EUR          44,861
      Stabilization Advance S6, Tier 1 (Pibor) ..............................      France         25,555 EUR           5,006
      Stabilization Advance S6, Tier 2 (Libor) ..............................      France         51,968 EUR          10,180
      Stabilization Advance S7, Tier 1 (Libor) ..............................      France         40,913 EUR           8,014
   Fremont General Corp., Series B, 7.875%, 3/17/09 .........................   United States     70,000              51,450
   Southwest Royalties Inc., B, 10.50%, 10/15/04 ............................   United States    435,000             348,000
                                                                                                                ------------
   Total Corporate Bonds & Notes (Cost $896,381) ............................                                        953,846
                                                                                                                ------------
/b/Bonds & Notes In Reorganization 5.7%
   Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ......................   United States     20,000               1,260
   Comdisco Inc.:
      6.13%, 8/01/01 ........................................................   United States    169,000             130,130
      7.23%, 8/16/01 ........................................................   United States     85,000              65,875
      6.65%, 11/13/01 .......................................................   United States     68,000              52,360
      6.375%, 11/30/01 ......................................................   United States    122,000              92,720
      6.00%, 1/30/02 ........................................................   United States     59,000              45,430
      5.95%, 4/30/02 ........................................................   United States    277,000             210,520
      6.125%, 1/15/03 .......................................................   United States     40,000              30,800
      9.50%, 8/15/03 ........................................................   United States     80,000              63,600
      Bank Claim ............................................................   United States     84,000              66,885
   DecisionOne Corp.,Term Loan ..............................................   United States    199,753             143,823
   Dow Corning Corp., 9.38%, 2/01/08 ........................................   United States    300,000             510,000
   Edison International:
      6.875%, 9/15/04 .......................................................   United States     99,000              90,090
      zero cpn., 1/22/01 ....................................................   United States     45,000              42,525
   Enron Corp.:
      9.125%, 4/01/03 .......................................................   United States     41,000               7,688
      144A, 8.00%, 8/15/05 ..................................................   United States    124,000              23,250
      7.125%, 5/15/07 .......................................................   United States      8,000               1,500
      6.725%, 11/17/08 ......................................................   United States     40,000               7,500
   Enron Corp. Trust II, 144A, 7.375%, 5/15/06 ..............................   United States     79,000              14,813
   Genesis Health Ventures Inc., zero cpn., 10/12/01 ........................   United States        155                 155
   Harnischfeger Industries Inc.:
      8.90%, 3/01/22 ........................................................   United States    162,000              11,988
      8.70%, 6/15/22 ........................................................   United States    159,000              11,973
      7.25%, 12/15/25 .......................................................   United States    232,000              17,354
      6.875%, 2/15/27 .......................................................   United States    216,000              15,876
      Bank Claim ............................................................   United States    250,450              18,183


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Statement of Investments, December 31, 2001 (cont.)

                                                                                             PRINCIPAL
Mutual Discovery Securities Fund                                                COUNTRY      AMOUNTS/g/         VALUE
-----------------------------------------------------------------------------------------------------------------------
/b/Bonds &Notes in Reorganization (cont.)
   Laidlaw Inc.:
     7.70%, 8/15/02 ...........................................................    Canada   $  305,000       $  166,225
     7.05%, 5/15/03 ...........................................................    Canada      185,000          101,750
     6.65%, 10/01/04 ..........................................................    Canada       10,000            5,350
     7.875%, 4/15/05 ..........................................................    Canada      175,000           94,500
     6.50%, 5/01/05 ...........................................................    Canada      137,000           73,295
     7.65%, 5/15/06 ...........................................................    Canada      100,000           55,500
     6.70%, 5/01/08 ...........................................................    Canada      130,000           69,550
     8.75%, 4/15/25 ...........................................................    Canada      179,000           97,555
     6.72%, 10/01/27 ..........................................................    Canada      379,000          202,765
     Revolver .................................................................    Canada      855,490          487,629
   Loewen Group Inc.:
     144A, 6.70%, 10/01/99 ....................................................    Canada      165,000           87,450
     Revolver .................................................................    Canada      333,597          240,190
     Series 5, 6.10%, 10/01/02 ................................................    Canada      160,000 CAD       70,164
     Term Loan ................................................................    Canada       56,500           40,680
   Loewen Group International, Inc.:
     Series 6, 7.20%, 6/01/03 .................................................    Canada      718,000          380,540
     Series 7, 7.60%, 6/01/08 .................................................    Canada      490,000          259,700
   Metromedia Fiber Network Inc.:
     10.00%, 11/15/2008 ....................................................... United States  302,000           89,090
     senior note, A, 10.00%, 12/15/09 ......................................... United States  609,000          120,655
     senior note, B, 10.00%, 12/15/09 ......................................... United States  240,000 EUR       60,903
   Metromedia Fiber Networks Services 14.00%, 3/15/07 ......................... United States  800,000          528,000
   NTL Communications Corp.:
     12.75%, 4/15/05 .......................................................... United States  103,000           35,020
     9.25%, 11/15/06 .......................................................... United States   85,000 EUR       23,840
     10.00%, 2/15/07 .......................................................... United States  196,000           67,620
     12.375%, 2/01/08 ......................................................... United States   88,000 EUR       24,682
     11.50%, 10/01/08 ......................................................... United States  409,000          141,105
     9.875%, 11/15/09 ......................................................... United States   65,000 EUR       17,942
     11.875%, 10/01/10 ........................................................ United States  135,000           47,925
     senior note, B, zero cpn. to 4/15/04, 9.75% thereafter, 4/15/09 .......... United States  290,000 GBP      110,069
     senior note, B, zero cpn. to 10/01/03, 12.375% thereafter, 10/01/08 ...... United States  151,000           38,505
     zero cpn., 11/15/04 ...................................................... United States  110,000 EUR       22,807
   NTL Inc.:
     cvt., 5.75%, 12/15/09 .................................................... United States  344,000           38,270
     senior note, B, 11.50%, 2/01/06 .......................................... United States  348,000          120,060
     senior note, B, zero cpn. to 4/01/03, 10.75% thereafter, 4/01/08 ......... United States  315,000 GBP      119,197
     senior note, B, 9.50%, 4/01/08 ........................................... United States   20,000 GBP        9,023
     senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ............. United States  303,000           78,780
   Optel Inc.:
     13.00%, 2/15/05 .......................................................... United States  338,000           57,460
     11.50%, 7/01/08 .......................................................... United States   15,000            2,550
   Osprey Trust:
     6.375%, 1/15/03 .......................................................... United States   30,000 EUR        5,009
     7.797%, 1/15/03 .......................................................... United States   45,000            8,438
     144A, 6.375%, 1/15/03 .................................................... United States   25,000 EUR        4,174
     144A, 7.797%, 1/15/03 .................................................... United States   86,000           16,985
     144A, 8.31%, 1/15/03 ..................................................... United States  603,000          119,093
   Owens Corning, Bank Claim .................................................. United States  753,184          527,229
   PG & E Corp.:
     7.375%, 11/01/05 ......................................................... United States  853,000          895,650
     6.75%, 10/01/23 .......................................................... United States   10,000            9,400
     Commercial Paper, 1/18/01 ................................................ United States   35,000           31,500
     Commercial Paper, 1/30/01 ................................................ United States   18,000           16,200
     Commercial Paper, 2/16/01 ................................................ United States   54,000           48,600
     FRN, 144A, 7.575%, 10/31/01 .............................................. United States  735,000          694,575

                                       218

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Statement of Investments, December 31, 2001 (cont.)

                                                                                                        PRINCIPAL
Mutual Discovery Securities Fund                                                          COUNTRY        AMOUNTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganization (cont.)
   PG & E Corp.: (cont.)
      MTN, 5.94%, 10/07/03 ..........................................................   United States   $  44,000         $  41,800
      Term Loan .....................................................................   United States     161,791           151,274
      Trade Claim ...................................................................   United States     145,444           138,172
   Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 ..............................   United States      10,000               630
   Providian Financial Corp, cvt., zero cpn., 2/15/21 ...............................   United States     250,000            44,063
   Safety Kleen Corp.:
      9.25%, 5/15/09 ................................................................   United States      31,000                 3
      Bank Claim ....................................................................   United States      29,291 CAD         5,780
      Revolver ......................................................................   United States     251,871            90,674
      Term Loan A ...................................................................   United States     245,589            88,412
      Term Loan B ...................................................................   United States     244,187            87,907
      Term Loan C ...................................................................   United States     244,187            87,907
   Southern California Edison Co.:
      7.20%, 11/03/03 ...............................................................   United States     448,000           454,720
      6.375%, 1/15/06 ...............................................................   United States      25,000            23,750
      7.125%, 7/15/25 ...............................................................   United States      25,000            23,750
      FRN, 7.20%, 5/01/02 ...........................................................   United States     221,000           213,265
   United Co., Financial Corp., Bank Claim ..........................................   United States   1,199,266            11,993
   Wyndham International Inc., Bank Claim ...........................................   United States      85,300            70,373
                                                                                                                       ------------
   Total Bonds & Notes in Reorganization (Cost $8,740,449) ..........................                                     9,773,970
                                                                                                                       ------------
/b/Companies in Liquidation
   Nippon Credit Bank Ltd., Bank Claim ..............................................        Japan     23,138,740 JPY           900
   Nippon Total Finance, Bank Claim .................................................        Japan     21,981,960 JPY           201
                                                                                                                       ------------
   Total Companies in Liquidation ...................................................                                         1,101
                                                                                                                       ------------

   Short Term Investments 18.1%
   Den Norske Bank, Commercial Paper, 1/22/02 .......................................        Norway     5,000,000         4,994,450
   Federal Home Loan Bank, 1.43%, 1/02/02 ...........................................   United States     800,000           800,000
   Federal Home Loan Mortagage Corporation, 2.25%, 1/17/02 ..........................   United States   2,000,000         1,998,608
/d/Federal National Mortgage Association, 1.940% to 3.340%, with
       maturities to 4/25/02 ........................................................   United States   5,000,000         4,982,537
   Lloyds Tsb Group PLC, Commercial Paper, 1/23/02 ..................................    United Kingdom 3,000,000         2,996,520
   Nestle Finance France SA, Commercial Paper, 1/25/02 ..............................        France     5,000,000         4,993,700
   Swedbank, Commercial Paper, 1/18/02 ..............................................        Sweden     5,000,000         4,995,455
   Total Fina Elf SA, Commercial Paper, 1/29/02 .....................................        France     5,000,000         4,992,705
                                                                                                                       ------------
   Total Short Term Investments (Cost $30,748,697) ..................................                                    30,753,975
                                                                                                                       ------------
   Total Investments (Cost $154,084,543) 97.4% ......................................                                   165,838,523
   Securities Sold Short ............................................................                                       (33,864)
   Net Equity in Forward Contracts .1% ..............................................                                        76,246
   Other Assets, less Liabilities 2.5% ..............................................                                     4,327,324
                                                                                                                       ------------
   Total Net Assets 100.0% ..........................................................                                  $170,208,229
                                                                                                                       ============



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                        PRINCIPAL
Mutual Discovery Securities Fund                                                          COUNTRY        AMOUNTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
/e/Securities Sold Short (Proceeds $34,937)
   ISSUER
-----------------------------------------------------------------------------------------------------------------------------------
   Amgen Inc. .......................................................................   United States        600           $ 33,864
                                                                                                                           ========

/f/Synthetic Equity Swaps (ses)                                                                               VALUE AT   UNREALIZED
   ISSUER                                                                                COUNTRY    SHARES    12/31/01   GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
   Assa Abloy AB, ses., 138.82 ......................................................    Sweden      6,719  $   96,720     $ (8,028)
   Assa Abloy AB, ses., 161.30 ......................................................    Sweden      3,440      49,519        3,236
   Assa Abloy AB, ses., 161.59 ......................................................    Sweden      4,099      59,005        3,972
   Assa Abloy AB, ses., 161.59 ......................................................    Sweden      4,264      61,381        4,305
   Assa Abloy AB, ses., 163.05 ......................................................    Sweden      5,688      81,879        6,300
   Assa Abloy AB, ses., 169.50 ......................................................    Sweden        505       7,270          869
   Skandia Foersaekrings AB, ses., 109.43 ...........................................    Sweden     26,050     188,738       82,302
   Tele2 AB, ses., 260.46 ...........................................................    Sweden      2,850     102,701      (32,110)
   Tele2 AB, ses., 263.89 ...........................................................    Sweden        980      35,315      (10,722)
   Tele2 AB, ses., 267.78 ...........................................................    Sweden      1,950      70,269      (20,613)
   Tele2 AB, ses., 324.4 ............................................................    Sweden      3,100     111,710      (16,078)
   Tele2 AB, ses., 329.8 ............................................................    Sweden      5,500     198,194      (25,701)
   Tele2 AB, ses., 331.13 ...........................................................    Sweden      6,200     223,419      (28,189)
   Tele2 AB, ses., 333.27 ...........................................................    Sweden      2,100      75,674       (9,119)
   Tele2 AB, ses., 337.93 ...........................................................    Sweden      1,100      39,639       (4,290)
   Tele2 AB, ses., 342.19 ...........................................................    Sweden      6,500     234,230      (22,715)
                                                                                                            ----------     ---------
   Total Sympathetic Equity Swaps ...................................................                       $1,635,663     $(76,581)
                                                                                                            ==========     ========
Currency Abbreviations:
CAD  - Canadian Dollar
EUR  - European Unit
GBP  - British Pound
JPY  - Japanese Yen


/a/ Non-income producing
/b/ See Note 7 regarding defaulted securities.
/c/ See Note 8 regarding restricted securities.
/d/ See Note 1(h) regarding securities segregated with broker for securities sold short.
/e/ See Note 1(h) regarding securities sold short.
/f/ See Note 1 (f) regarding synthetic equity swaps.
/g/ The principal amount is stated in U.S. dollars unless otherwise indicated.

                            See notes to financial statements.

END$$



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001

                                                                                                         SHARES/
  Mutual Shares Securities Fund                                                            COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------

/a,k/Common Stocks and Other Equity Interests 68.0%
     Aerospace & Defense .7%
     Goodrich Corp. .................................................................   United States      88,832       $ 2,364,708
     Honeywell International Inc. ...................................................   United States      56,300         1,904,066
                                                                                                                        -----------
                                                                                                                          4,268,774
                                                                                                                        -----------
     Auto Components .3%
     Delphi Automotive Systems Corp. ................................................   United States     135,560         1,851,750
                                                                                                                        -----------
     Banks 3.3%
     Bank of America Corp. ..........................................................   United States      22,200         1,397,490
     Bank of Ireland ................................................................   Irish Republic    341,350         3,167,036
     Fleet Boston Financial Corp. ...................................................   United States     100,600         3,671,900
     Greenpoint Financial Corp. .....................................................   United States     106,594         3,810,736
/a,c/Nippon Investment LLC ..........................................................   United States   1,148,000         1,148,000
     Sovereign Bancorp Inc. .........................................................   United States     465,200         5,694,048
     U.S. Bancorp ...................................................................   United States     145,652         3,048,496
                                                                                                                        -----------
                                                                                                                         21,937,706
                                                                                                                        -----------
     Beverages 1.1%
     Brown-Forman Corp., A ..........................................................   United States       3,700           236,615
     Brown-Forman Corp., B ..........................................................   United States      73,900         4,626,140
     Pepsi Bottling Group Inc. ......................................................   United States      98,600         2,317,100
                                                                                                                        -----------
                                                                                                                          7,179,855
                                                                                                                        -----------
/a/  Biotechnology
     Immunex Corp. ..................................................................   United States       3,900           108,069
                                                                                                                        -----------
/a/  Building Products .4%
     American Standard Cos. Inc. ....................................................   United States      38,050         2,596,152
                                                                                                                        -----------
     Chemicals 1.5%
     Akzo Nobel NV ..................................................................    Netherlands      125,900         5,621,887
/a/  Syngenta AG ....................................................................    Switzerland       86,595         4,485,571
                                                                                                                        -----------
                                                                                                                         10,107,458
                                                                                                                        -----------
     Commercial Services & Supplies 2.4%
/a/  Cendant Corp. ..................................................................   United States     293,077         5,747,240
/a/  Republic Services Inc. .........................................................   United States     332,400         6,638,028
     Waste Management Inc. ..........................................................   United States      99,200         3,165,472
                                                                                                                        -----------
                                                                                                                         15,550,740
                                                                                                                        -----------
/a/  Computers & Peripherals .4%
     Apple Computer Inc. ............................................................   United States     113,000         2,474,700
     DecisionOne Corp. ..............................................................   United States      26,349            26,349
                                                                                                                        -----------
                                                                                                                          2,501,049
                                                                                                                        -----------

     Construction Materials .7%
     Martin Marietta Materials Inc. .................................................   United States     100,800         4,697,280
                                                                                                                        -----------
     Diversified Financials 2.1%
     Bear Stearns Cos. Inc. .........................................................   United States     117,551         6,893,191
     JP Morgan Chase & Co. ..........................................................   United States     123,100         4,474,685
/a/  MFN Financial Corp. ............................................................   United States      39,778           359,991
     Stilwell Financial Inc. ........................................................   United States      88,700         2,414,414
                                                                                                                        -----------
                                                                                                                         14,142,281
                                                                                                                        -----------
     Diversified Telecommunication Services 5.8%
     AT&T Corp. .....................................................................   United States     395,338         7,171,431
     BellSouth Corp. ................................................................   United States      83,600         3,189,340
/a/  Koninklijke KPN NV .............................................................    Netherlands       53,600           272,512
     Qwest Communications International Inc. ........................................   United States     194,300         2,745,459
     Sprint Corp. (FON Group) .......................................................   United States     363,800         7,305,104



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Statement of Investments, December 31, 2001 (cont.)


                                                                                                         SHARES/
  Mutual Shares Securities Fund                                                            COUNTRY       WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     Common Stocks and Other Equity Interests (cont.)
     Diversified Telecommunication Services (cont.)
     TDC AS ..........................................................................     Denmark         59,500       $ 2,119,809
     Telephone & Data Systems Inc. ...................................................  United States     170,210        15,276,348
                                                                                                                        -----------
                                                                                                                         38,080,003
                                                                                                                        -----------

     Electric Utilities 2.0%
     Constellation Energy Group Inc. .................................................  United States     119,600         3,175,380
     E.On AG .........................................................................     Germany         49,500         2,573,970
     Endesa SA .......................................................................      Spain         201,300         3,149,205
     Endesa SA, ADR ..................................................................      Spain           5,000            78,350
/a/  PG & E Corp. ....................................................................  United States     218,400         4,202,016
                                                                                                                        -----------
                                                                                                                         13,178,921
                                                                                                                        -----------

     Energy Equipment & Services .3%
     Halliburton Co. .................................................................  United States     173,400         2,271,540
                                                                                                                        -----------
     Food & Drug Retailing 1.5%
     CVS Corp. .......................................................................  United States     104,400         3,090,240
/a/  Kroger Co. ......................................................................  United States     313,300         6,538,571
                                                                                                                        -----------
                                                                                                                          9,628,811
                                                                                                                        -----------
     Food Products 1.4%
     Cadbury Schweppes PLC ...........................................................  United Kingdom    318,800         2,032,228
     Nestle SA .......................................................................   Switzerland       23,500         5,010,691
     Orkla ASA .......................................................................     Norway         116,200         1,969,206
                                                                                                                        -----------
                                                                                                                          9,012,125
                                                                                                                        -----------

     Health Care Providers & Services 1.9%
/a/  Anthem Inc. .....................................................................  United States      38,825         1,921,838
     CIGNA Corp. .....................................................................  United States      43,200         4,002,480
/a/  Genesis Health Ventures Inc. ....................................................  United States      29,163           627,005
/a/  Health Net Inc., A ..............................................................  United States      91,965         2,002,998
/a/  Kindred Healthcare Inc. .........................................................  United States      69,545         3,435,523
/a/  Kindred Healthcare Inc., Series A, wts., 4/20/06 ................................  United States      12,897           245,043
/a/  Kindred Healthcare Inc., Series B, wts., 4/20/06 ................................  United States      32,243           520,724
                                                                                                                        -----------
                                                                                                                         12,755,611
                                                                                                                        -----------
     Hotels Restaurants & Leisure 1.4%
/a/  Fine Host Corp. .................................................................  United States     139,062         1,376,714
     P & O Princess Cruises PLC ......................................................  United Kingdom    599,440         3,489,681
/a/  Park Place Entertainment Corp. ..................................................  United States     450,100         4,127,417
     Starwood Hotels & Resorts Worldwide Inc. ........................................  United States      18,215           543,718
                                                                                                                        -----------
                                                                                                                          9,537,530
                                                                                                                        -----------
     Household Products .8%
     Kimberly-Clark Corp. ............................................................  United States      87,800         5,250,440
                                                                                                                        -----------
     Industrial Conglomerates 1.1%
     Tyco International Ltd. .........................................................  United States     119,499         7,038,491
                                                                                                                        -----------
     Insurance 7.3%
/a/  Alleghany Corp. .................................................................  United States      20,730         3,989,489
/a/  Berkshire Hathaway Inc., A ......................................................  United States         102         7,711,200
/a/  Berkshire Hathaway Inc., B ......................................................  United States       4,012        10,130,300
     MBIA Inc. .......................................................................  United States      74,200         3,979,346
/a,c/Montpelier Re Holdings Ltd. .....................................................     Bermuda          8,140           814,000
     Muenchener Rueckversicherungs-Gesellschaft ......................................     Germany          3,400           923,345
     Old Republic International Corp. ................................................  United States     197,700         5,537,577
/a,c/Olympus Re Holdings Ltd. ........................................................     Bermuda         16,280         1,628,000
/a/  Principal Financial Group. ......................................................  United States      28,100           674,400
     White Mountains Insurance Group Inc. ............................................  United States      22,951         7,986,948
/a,c/White Mountains Insurance Group Inc. (Restricted Shares) ........................  United States      15,000         4,959,000
                                                                                                                        -----------
                                                                                                                         48,333,605
                                                                                                                        -----------

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Statement of Investments, December 31, 2001 (cont.)


                                                                                                SHARES/
Mutual Shares Securities Fund                                                      COUNTRY      WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------
Common Stocks and Other Equity Interests (cont.)
/a/Machinery .3%
   Joy Global Inc. ........................................................    United States    113,888      $ 1,913,318
                                                                                                             -----------
   Marine .4%
   Peninsular & Oriental Steam Navigation Co. .............................   United Kingdom    708,540        2,451,687
                                                                                                             -----------
   Media 8.6%
   Dow Jones & Co. Inc. ...................................................    United States     19,600        1,072,708
/a/Fox Entertainment Group Inc., A ........................................    United States     84,900        2,252,397
/a/General Motors Corp., H ................................................    United States    211,948        3,274,597
   Lagardere SCA ..........................................................       France        230,297        9,637,659
/a/Liberty Media Corp., A .................................................    United States    639,961        8,959,454
   Meredith Corp. .........................................................    United States     87,159        3,107,218
   Readers Digest Association Inc., A .....................................    United States    111,500        2,573,420
   Scripps Co., A .........................................................    United States    158,885       10,486,410
/a/USA Networks Inc. ......................................................    United States    161,700        4,416,027
   Washington Post Co., B .................................................    United States     21,325       11,302,237
                                                                                                             -----------
                                                                                                              57,082,127
                                                                                                             -----------
   Multiline Retail 2.7%
/a/Federated Department Stores Inc. .......................................    United States    285,054       11,658,709
   May Department Stores Co. ..............................................    United States    162,100        5,994,458
                                                                                                             -----------
                                                                                                              17,653,167
                                                                                                             -----------
   Multi-Utilities .6%
   Suez SA ................................................................       France        135,270        4,095,113
                                                                                                             -----------
   Oil & Gas 1.6%
   BP PLC .................................................................   United Kingdom    215,400        1,674,045
   BP PLC, ADR ............................................................   United Kingdom     26,500        1,232,515
   Burlington Resources Inc. ..............................................    United States    113,600        4,264,544
   Conoco Inc., A .........................................................    United States    129,800        3,673,340
                                                                                                             -----------
                                                                                                              10,844,444
                                                                                                             -----------
   Paper & Forest Products 3.9%
   Abitibi-Consolidated Inc. ..............................................       Canada        821,673        5,986,567
   Boise Cascade Corp. ....................................................    United States    128,500        4,370,285
   International Paper Co. ................................................    United States    223,500        9,018,225
   Mead Corp. .............................................................    United States    185,200        5,720,828
   Willamette Industries Inc. .............................................    United States      7,600          396,112
                                                                                                             -----------
                                                                                                              25,492,017
                                                                                                             -----------

   Pharmaceuticals 2.6%
   Daiichi Pharmaceutical Co. .............................................        Japan         69,300        1,348,352
   ICN Pharmaceuticals Inc. ...............................................    United States    120,500        4,036,750
   Merck & Co. Inc. .......................................................    United States     98,700        5,803,560
   Schering-Plough Corp. ..................................................    United States     55,200        1,976,712
   Takeda Chemical Industries Ltd. ........................................        Japan         85,800        3,882,146
                                                                                                             -----------
                                                                                                              17,047,520
                                                                                                             -----------
   Real Estate 2.1%
/a/Alexander's Inc. .......................................................    United States      8,000          455,200
/a/Canary Wharf Group PLC .................................................   United Kingdom  1,525,598        9,897,181
/a,c/Security Capital European Realty .....................................     Luxembourg       27,030          396,125
   St. Joe Co. ............................................................    United States     80,500        2,233,875
   Ventas Inc. ............................................................    United States     97,800        1,124,700
                                                                                                             -----------
                                                                                                              14,107,081
                                                                                                             -----------

   Road & Rail 1.3%
   Burlington Northern Santa Fe Corp. .....................................    United States    114,800        3,275,244
   Canadian National Railway Co. ..........................................       Canada         34,800        1,672,144
   Florida East Coast Industries Inc., A ..................................    United States    126,400        2,926,160


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



                                                                                                SHARES/
   Mutal Shares Securities Fund                                                   COUNTRY      WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------------------
   Common Stocks and Other Equity Interests (cont.)
   Road & Rail (cont.)
   Florida East Coast Industries Inc., B ..................................    United States     24,413       $  510,232
   Railtrack Group PLC ....................................................   United Kingdom    357,395          409,618
                                                                                                             -----------
                                                                                                               8,793,398
                                                                                                             -----------
/a/Semiconductor Equipment & Products .5%
   Agere Systems Inc., A ..................................................    United States    560,300        3,188,107
                                                                                                             -----------
/a/Specialty Retail .3%
   Payless Shoesource Inc. ................................................    United States     38,015        2,134,542
                                                                                                             -----------
   Textiles & Apparel .3%
   Compagnie Financiere Richemont AG, Br., A ..............................     Switzerland      19,700          366,056
/a/Jones Apparel Group Inc. ...............................................    United States     51,100        1,694,987
                                                                                                             -----------
                                                                                                               2,061,043
                                                                                                             -----------

   Tobacco 5.0%
   Altadis SA .............................................................        Spain        499,855        8,500,860
   British American Tobacco PLC ...........................................   United Kingdom  1,139,875        9,663,472
   British American Tobacco PLC, ADR ......................................   United Kingdom      6,300          107,100
   Gallaher Group PLC .....................................................   United Kingdom    426,850        2,919,801
   Gallaher Group PLC, ADR ................................................   United Kingdom     18,200          490,490
   Philip Morris Cos. Inc. ................................................    United States    140,870        6,458,890
   UST Inc. ...............................................................    United States    144,600        5,061,000
                                                                                                             -----------
                                                                                                              33,201,613
                                                                                                             -----------
/a/Wireless Telecommunication Services 1.4%
   AT&T Wireless Services Inc. ............................................    United States    514,182        7,388,795
   U.S. Cellular Corp. ....................................................    United States     45,100        2,040,775
                                                                                                             -----------
                                                                                                               9,429,570
                                                                                                             -----------

   Total Common Stocks and Other Equity Interests (Cost $387,355,673) .....                                  449,522,938
                                                                                                             -----------
   Preferred Stocks .2%
/a/Genesis Health Ventures Inc., 6.00%, cvt. pfd. .........................    United States        339           33,222
   Henkel KGAA, pfd. ......................................................       Germany        27,300        1,531,400
                                                                                                             -----------
   Total Preferred Stocks (Cost $1,642,586) ...............................                                    1,564,622
                                                                                                             -----------

                                                                                                PRINCIPAL
                                                                                                AMOUNT/g/
                                                                                                ---------
   Corporate Bonds & Notes .7%
   Eurotunnel Finance Ltd.:
      Equity Note, 12/31/03 ...............................................   United Kingdom $  286,406 GBP     162,565
      Participating Loan Note, 4/30/40
   Eurotunnel PLC:
      5.28%, 7/7/02 .......................................................      France          84,795 EUR       46,056
      12/31/25, Tier 3 ....................................................   United Kingdom    531,240 GBP      471,629
      12/31/50, Resettable Advance R5 .....................................   United Kingdom    583,367 GBP      297,160
      ptc loan note, zero cpn., 4/30/40 ...................................   United Kingdom     58,000 GBP       30,389
      Stabilization Facility S8, Tier 1 ...................................   United Kingdom    220,793 GBP       70,695
      Stabilization Facility S8, Tier 2 ...................................   United Kingdom    222,018 GBP       71,087
Eurotunnel SA:
      12/31/25, Tier 3 (Libor) ............................................      France         619,054 EUR      336,236
      12/31/50, Resettable Advance R4 .....................................      France         495,703 EUR      154,481
      Stabilization Advance S6, Tier 1 (Pibor) ............................      France          74,647 EUR       14,622
      Stabilization Advance S6, Tier 2 (Libor) ............................      France         182,468 EUR       35,743
      Stabilization Advance S7, Tier 1 (Libor) ............................      France         109,282 EUR       21,407
Fremont General Corp., Series B, 7.875%, 3/17/09 ..........................    United States    157,000          115,395
HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 ..............................   United Kingdom  1,235,000          382,850
Southwest Royalties Inc., B, 10.50%, 10/15/04 .............................    United States    870,000          696,000


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Statement of Investments, December 31, 2001 (cont.)


                                                                                                 PRINCIPAL
Mutual Shares Securities Fund                                                     COUNTRY       AMOUNTS/g/           VALUE
----------------------------------------------------------------------------------------------------------------------------
   Corporate Bonds & Notes (cont.)
   Xerox Credit Corp.:
     0.80%, 12/16/02 ......................................................    United States   $100,000,000 JPY   $  701,969
     1.5%, 6/06/05 ........................................................    United States    200,000,000 JPY    1,022,432
                                                                                                                  ----------
   Total Corporate Bonds & Notes (Cost $4,850,126) ........................                                        4,630,716
                                                                                                                  ----------
/b/Bonds & Notes in Reorganization 4.6%
   Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ....................    United States         45,000            2,835
   Comdisco Inc.:
     6.13%, 8/01/01 .......................................................    United States        595,000          458,150
     7.23%, 8/16/01 .......................................................    United States        255,000          197,625
     6.375%, 11/30/01 .....................................................    United States        432,000          328,320
     6.65%, 11/13/01 ......................................................    United States        200,000          154,000
     6.00%, 1/30/02 .......................................................    United States        175,000          134,750
     5.95%, 4/30/02 .......................................................    United States        924,000          702,240
     6.125%, 1/15/03 ......................................................    United States        124,000           95,480
     9.50%, 8/15/03 .......................................................    United States        248,000          197,160
     Bank Claim ...........................................................    United States        263,000          209,414
   DecisionOne Corp., Term Loan ...........................................    United States        995,503          716,762
   Dow Corning Corp.:
     9.375%, 2/01/08 ......................................................    United States        550,000          935,000
     Bank Claim ...........................................................    United States        100,000          145,000
   Edison International:
     6.875%, 9/15/04 ......................................................    United States        271,000          246,610
     zero cpn., 1/22/01 ...................................................    United States        115,000          108,675
   Enron Corp.:
     9.125%, 4/01/03 ......................................................    United States        145,000           27,188
     144A, 8.00%, 8/15/05 .................................................    United States        435,000           81,563
     7.125%, 5/15/07 ......................................................    United States         29,000            5,438
     6.725%, 11/17/08 .....................................................    United States        150,000           28,125
   Enron Corp. Trust II, 144A, 7.375%, 5/15/06 ............................    United States        277,000           51,938
   Genesis Health Ventures Inc., zero cpn., 2/20/49 .......................    United States            325              325
   Harnischfeger Industries Inc.:
     8.90%, 3/01/22 .......................................................    United States        410,000           30,340
     8.70%, 6/15/22 .......................................................    United States        360,000           27,108
     7.25%, 12/15/25 ......................................................    United States        519,000           38,821
     6.875%, 2/15/27 ......................................................    United States        463,000           34,031
     Bank Claim ...........................................................    United States        603,475           43,812
   Integrated Health Services Inc.:
     Revolver .............................................................    United States        799,862          459,921
     Term Loan, Trenche B .................................................    United States        926,924          532,981
     Term Loan, Trenche C .................................................    United States         49,500           28,463
   Laidlaw Inc.:
     7.70%, 8/15/02 .......................................................       Canada            689,000          375,505
     7.05%, 5/15/03 .......................................................       Canada            420,000          231,000
     6.65%, 10/01/04 ......................................................       Canada             24,000           12,840
     7.875%, 4/15/05 ......................................................       Canada            385,000          207,900
     6.50%, 5/01/05 .......................................................       Canada            330,000          176,550
     7.65%, 5/15/06 .......................................................       Canada            240,000          133,200
     6.70%, 5/01/08 .......................................................       Canada            295,000          157,825
     8.75%, 4/15/25 .......................................................       Canada            361,000          196,745
     6.72%, 10/01/27 ......................................................       Canada            835,000          446,725
     Revolver .............................................................       Canada          1,628,433          928,207
   Loewen Group Inc.:
     144A, 6.70%, 10/01/99 ................................................       Canada            360,000          190,800
     Revolver .............................................................       Canada            629,346          453,129
     Series 5, 6.10%, 10/01/02 ............................................       Canada            341,000 CAD      149,538
     Term Loan ............................................................       Canada            108,500           78,120

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Statement of Investments, December 31, 2001 (cont.)

                                                                                                   PRINCIPAL
Mutual Shares Securities Fund                                                       COUNTRY        AMOUNT/g/        VALUE
------------------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganiztion (cont.)
  Loewen Group International, Inc.:
    Series 6, 7.20%, 6/01/03 ..................................................     Canada       $ 1,765,000       $  935,450
    Series 7, 7.60%, 6/01/08 ..................................................     Canada         1,335,000          707,550
    Metromedia Fiber Network Inc.:
    10.00%, 11/15/2008 ........................................................  United States       959,000          282,905
    senior note, A, 10.00%, 12/15/09 ..........................................  United States     1,574,000          464,330
    senior note, B, 10.00%, 12/15/09 ..........................................  United States       835,000 EUR      211,893
  Metromedia Fiber Networks Services 14.00%, 3/15/07 ..........................  United States     2,634,000        1,738,440
  NTL Communications Corp.:
    12.75%, 4/15/05 ...........................................................  United States       347,000          117,980
    9.25%, 11/15/06 ...........................................................  United States       290,000 EUR       81,338
    10.00%, 2/15/07 ...........................................................  United States       720,000          248,400
    12.375%, 2/01/08 ..........................................................  United States       320,000 EUR       89,752
    11.50%, 10/01/08 ..........................................................  United States     1,962,000          676,890
    9.875%, 11/15/09 ..........................................................  United States       220,000 EUR       60,725
    11.875%, 10/01/10 .........................................................  United States       485,000          172,175
    senior note, B, zero cpn. to 10/01/03, 12.375% thereafter, 10/01/08 .......  United States       540,000          137,700
    senior note, B, zero cpn. to 4/15/04, 9.75% thereafter, 4/15/09 ...........  United States     1,065,000 GBP      404,220
    zero cpn., 11/15/04 .......................................................  United States       400,000 EUR       82,936
  NTL Inc.:
    cvt., 5.75%, 12/15/09 .....................................................  United States     1,194,000          132,833
    senior note, B, 11.50%, 2/01/06 ...........................................  United States     1,279,000          441,255
    senior note, B, 9.50%, 4/01/08 ............................................  United States        65,000 GBP       29,326
    senior note, B, zero cpn. to 4/01/03, 10.75% thereafter, 4/01/08 ..........  United States     1,069,000 GBP      404,512
    senior note, zero cpn. to 4/01/03, 9.75% thereafter, 4/01/08 ..............  United States     1,264,000          328,640
  Optel Inc.:
    13.00%, 2/15/05 ...........................................................  United States       720,000          122,400
    11.50%, 7/01/08 ...........................................................  United States        25,000            4,250
  Osprey Trust:
    6.375%, 1/15/03 ...........................................................  United States       130,000 EUR       21,704
    7.797%, 1/15/03 ...........................................................  United States       150,000           28,125
    144A, 6.375%, 1/15/03 .....................................................  United States        70,000 EUR       11,687
    144A, 7.797%, 1/15/03 .....................................................  United States       295,000           58,263
    144A, 8.31%, 1/15/03 ......................................................  United States     2,179,000          430,353
  Owens Corning, bank claim ...................................................  United States     2,350,551        1,645,386
  PG & E Corp.:
    7.375%, 11/01/05 ..........................................................  United States     2,269,000        2,382,450
    6.75%, 10/01/23 ...........................................................  United States        25,000           23,500
    Commercial Paper, 1/18/01 .................................................  United States        92,000           82,800
    Commercial Paper, 1/30/01 .................................................  United States        45,000           40,500
    Commercial Paper, 2/16/01 .................................................  United States       136,000          122,400
    FRN, 144A, 7.575%, 10/31/01 ...............................................  United States     2,000,000        1,890,000
    MTN, 5.94%, 10/07/03 ......................................................  United States       115,000          109,250
    Term Loan .................................................................  United States       386,466          367,143
    Trade Claim ...............................................................  United States       430,003          402,053
  PIV Investment Finance (Cayman) Ltd., 12/01/00 ..............................    Hong Kong      12,200,000        1,952,000
  Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 .........................  United States        20,000            1,260
  Pratama Datakom Asia BV:
    144A, 12.75%, 7/15/05 .....................................................    Indonesia         790,000           71,100
    Reg S, 12.75%, 7/15/05 ....................................................    Indonesia         140,000           12,600
  Providian Financial Corp, cvt., zero cpn., 2/15/21 ..........................  United States       930,000          163,913
  Safety Kleen Corp.:
    9.25%, 6/01/08 ............................................................  United States         5,000                1
    9.25%, 5/15/09 ............................................................  United States        63,000                6
    Bank Claim ................................................................  United States        55,747 CAD       11,001
    Revolver ..................................................................  United States       479,447          172,601
    Term Loan A ...............................................................  United States       469,975          169,191
    Term Loan B ...............................................................  United States       467,305          168,230
    Term Loan C ...............................................................  United States       467,305          168,230



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Statement of Investments, December 31, 2001 (cont.)

                                                                                                    PRINCIPAL
Mutual Shares Securities Fund                                                      COUNTRY           AMOUNTS/a/      VALUE
----------------------------------------------------------------------------------------------------------------------------------
/b/Bonds & Notes in Reorganiztion (cont.)
   Southern California Edison Co.:
    7.20%, 11/03/03 ..........................................................   United States    $ 1,236,000      $ 1,254,540
    6.375%, 1/15/06 ..........................................................   United States         65,000           61,750
    7.125%, 7/15/25 ..........................................................   United States         55,000           52,250
    FRN, 7.20%, 5/01/02 ......................................................   United States        560,000          540,400
   United Co., Financial Corp., bank claim ...................................   United States      2,450,427           24,504
   Wyndham International Inc., bank claim ....................................   United States        292,400          241,230
                                                                                                                  ------------
   Total Bonds & Notes in Reorganization (Cost $25,701,818)                                                         30,316,480
                                                                                                                  ------------
/b/Companies in Liquidation
   Nippon Credit Bank Ltd., Bank Claim .......................................      Japan          48,820,209 JPY        1,900
   Nippon Total Finance, Bank Claim ..........................................      Japan          46,379,531 JPY          425
   Peregrine Investments Holdings Ltd., zero cpn., 1/22/98 ...................    Hong Kong         5,000,000 JPY        3,052
                                                                                                                  ------------
   Total Companies in Liquidation                                                                                        5,377
                                                                                                                  ------------
   Government Agencies 24.8%
   Federal Home Loan Bank, 1.43% to 2.29%, with maturities to 5/29/02 ........   United States     40,600,000       40,499,479
   Federal Home Loan Mortagage Corporation, 2.25%, 1/17/02 ...................   United States     30,000,000       29,887,778

/d/Federal National Mortgage Association, 1.80% to 3.36%, with maturities
   to 5/16/02 ................................................................   United States     94,200,000       94,017,604
                                                                                                                  ------------
   Total Government Agencies (Cost $164,293,759) .............................                                     164,404,861
                                                                                                                  ------------


                                                                                                     SHARES
                                                                                                   ----------
/e/Short Term Investments 2.3%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
   (Cost $15,523,056) ........................................................                     15,523,056       15,523,056
                                                                                                                  ------------
   Total Investments (Cost $599,367,018) 100.6% ..............................                                     665,968,050
   Securities Sold Short .....................................................                                         (96,174)
   Net Equity in Forward Contracts ...........................................                                        (124,138)
   Other Assets, less Liabilities (.6)% ......................................                                      (3,790,515)
                                                                                                                  ------------
   Total Net Assets 100.0% ...................................................                                    $661,957,223
                                                                                                                  ============
/f/Securities Sold Short (Proceeds $99,246)
  ISSUER                                                                           COUNTRY           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Amgen Inc. .................................................................   United States        1,704       $     96,174
                                                                                                                  ------------
Currency Abbreviations:
CAD - Canadian Dollar
EUR - European Unit
GBP - British Pound
JPY - Japanese Yen


/a/Non-income producing
/b/See Note 7 regarding defaulted securities.
/c/See Note 8 regarding restricted securities.
/d/See Note 1(h) regarding securities segregated with broker for securities sold short.
/e/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/f/See Note 1(h) regarding securities sold short.
/g/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.



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Statement of Investments, December 31, 2001 (cont.)

Templeton Asset Strategy Fund                                                       COUNTRY          SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 78.5%
   Aerospace & Defense 1.4%
   BAE Systems PLC ...........................................................  United Kingdom        153,055     $   689,427
   Rolls-Royce PLC ...........................................................  United Kingdom      2,733,657       6,624,274
                                                                                                                  -----------
                                                                                                                    7,313,701
                                                                                                                  -----------
   Air Freight & Couriers 1.0%
   Deutsche Post AG ..........................................................      Germany           382,790       5,282,965
                                                                                                                  -----------
   Airlines 1.0%
   British Airways PLC .......................................................  United Kingdom      1,925,900       5,465,733
                                                                                                                  -----------
   Auto Components 2.4%
   Autoliv Inc. ..............................................................      Sweden            246,900       5,014,539
   Autoliv Inc., SDR .........................................................      Sweden            129,000       2,582,533
   Valeo SA ..................................................................      France            140,790       5,616,106
                                                                                                                  -----------
                                                                                                                   13,213,178
                                                                                                                  -----------
   Automobiles 1.0%
   Ford Motor Co. ............................................................  United States         154,148       2,423,207
   General Motors Corp. ......................................................  United States          42,700       2,075,220
   Volkswagen AG .............................................................      Germany            14,430         671,976
                                                                                                                  -----------
                                                                                                                    5,170,403
                                                                                                                  -----------

   Banks 4.8%
   Banca Nazionale del Lavoro SpA ............................................       Italy            225,160         456,098
   Canadian Imperial Bank of Commerce ........................................      Canada             70,000       2,405,325
   DBS Group Holdings Ltd. ...................................................     Singapore          476,000       3,557,433
/a/DBS Group Holdings Ltd., 144A .............................................     Singapore          468,000       3,497,644
   DNB Holding ASA ...........................................................      Norway          2,178,900       9,814,318
   Nordea AB, FDR ............................................................      Sweden          1,158,460       6,178,646
                                                                                                                  -----------
                                                                                                                   25,909,464
                                                                                                                  -----------
   Chemicals 3.1%
   Akzo Nobel NV .............................................................    Netherlands         178,695       7,979,373
   BASF AG ...................................................................      Germany           232,000       8,645,077
                                                                                                                  -----------
                                                                                                                   16,624,450
                                                                                                                  -----------
   Commercial Services & Supplies 2.1%
/a/Ceridian Corp. ............................................................  United States         305,700       5,731,875
   Chubb PLC .................................................................  United Kingdom      1,581,900       3,959,930
   Kidde PLC .................................................................  United Kingdom      1,581,900       1,542,531
                                                                                                                  -----------
                                                                                                                   11,234,336
                                                                                                                  -----------
   Communications Equipment .3%
   Alcatel SA ................................................................      France            101,525       1,735,640
                                                                                                                  -----------
   Computers & Peripherals 2.2%
   Compaq Computer Corp. .....................................................  United States         420,790       4,106,910
   Fujitsu Ltd. ..............................................................       Japan            251,000       1,827,056
   Hewlett-Packard Co. .......................................................  United States         127,500       2,618,850
   NEC Corp. .................................................................       Japan            319,000       3,254,258
                                                                                                                  -----------
                                                                                                                   11,807,074
                                                                                                                  -----------

   Construction & Engineering 1.0%
   Kurita Water Industries Ltd. ..............................................       Japan            432,000       5,362,918
                                                                                                                  -----------
   Construction Materials .1%
   Hanson PLC ................................................................  United Kingdom         96,900         668,470
                                                                                                                  -----------
   Diversified Financials 5.2%
   ING Groep NV ..............................................................    Netherlands         362,572       9,245,975
   Nomura Holdings Inc. ......................................................       Japan            461,600       5,917,046
   Swire Pacific Ltd., A .....................................................     Hong Kong        2,200,000      11,990,485
   Swire Pacific Ltd., B .....................................................     Hong Kong          945,000         678,649
                                                                                                                  -----------
                                                                                                                   27,832,155
                                                                                                                  -----------

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Statement of Investments, December 31, 2001

Templeton Asset Strategy Fund                                                       COUNTRY            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Diversified Telecommunication Services 10.6%
   AT&T Corp. ................................................................    United States     193,620     $ 3,512,267
   Cable & Wireless PLC ......................................................    United Kingdom    975,500       4,692,225
   Korea Telecom Corp., ADR ..................................................     South Korea      331,260       6,734,516
   Nippon Telegraph & Telephone Corp. ........................................       Japan            1,152       3,753,273
   Nippon Telegraph & Telephone Corp., ADR ...................................       Japan            5,680          92,016
   PT Indosat (Persero) TBK, ADR .............................................     Indonesia        370,800       3,281,580
   SBC Communications Inc. ...................................................    United States     181,510       7,109,747
   Telecom Corp. of New Zealand Ltd. .........................................    New Zealand     2,562,970       5,336,097
   Telefonica SA, ADR ........................................................       Spain          216,513       8,677,841
   Telefonos de Mexico SA de CV (TELMEX), L, ADR .............................      Mexico          212,758       7,450,785
   Worldcom Inc.-MCI Group ...................................................    United States      17,840         226,568
/a/Worldcom Inc.-Worldcom Group ..............................................    United States     446,000       6,279,680
                                                                                                                -----------
                                                                                                                 57,146,595
                                                                                                                -----------
   Electric Utilities 3.2%
   E.On AG ...................................................................        Germany       173,800       9,037,495
   Endesa SA .................................................................         Spain        122,000       1,908,609
   Endesa SA, ADR ............................................................         Spain         88,000       1,378,960
   Iberdrola SA, Br. .........................................................         Spain         85,000       1,106,501
   Korea Electric Power Corp. ................................................      South Korea     215,280       3,556,586
                                                                                                                -----------
                                                                                                                 16,988,151
                                                                                                                -----------
   Electrical Equipment .6%
   Alstom SA .................................................................        France        287,440       3,196,650
                                                                                                                -----------
   Food & Drug Retailing 1.6%
   J.Sainsbury PLC ...........................................................    United Kingdom  1,670,700       8,899,377
                                                                                                                -----------
   Food Products 4.4%
   Kraft Foods Inc. ..........................................................     United States    230,200       7,833,706
   Nestle SA .................................................................      Switzerland      39,030       8,322,012
   Unilever PLC ..............................................................    United Kingdom    930,650       7,639,159
                                                                                                                -----------
                                                                                                                 23,794,877
                                                                                                                -----------
   Health Care Providers & Services 2.2%
/a/Wellpoint Health Networks Inc. ............................................     United States    102,200      11,942,070
                                                                                                                -----------
   Household Durables .6%
   Koninklijke Philips Electronics NV ........................................      Netherlands     115,767       3,440,777
                                                                                                                -----------
/a/Insurance 5.2%
   Ace Ltd. ..................................................................       Bermuda         25,200       1,011,780
   Allstate Corp. ............................................................     United States     80,000       2,696,000
/a/AXA SA ....................................................................        France        316,124       6,606,265
   Torchmark Corp. ...........................................................     United States     90,000       3,539,700
   XL Capital Ltd., A ........................................................        Bermuda       100,290       9,162,494
   Zurich Financial Services AG ..............................................      Switzerland      21,200       4,973,588
                                                                                                                -----------
                                                                                                                 27,989,827
                                                                                                                -----------

   Leisure Equipment & Products 1.2%
   Mattel Inc. ...............................................................     United States    377,100       6,486,120
                                                                                                                -----------
   Machinery 1.8%
   Invensys PLC ..............................................................    United Kingdom  3,015,770       5,234,035
   Volvo AB, B ...............................................................        Sweden        260,000       4,362,375
                                                                                                                -----------
                                                                                                                  9,596,410
                                                                                                                -----------
   Media 1.7%
   Wolters Kluwer NV .........................................................      Netherlands     407,711       9,293,469
                                                                                                                -----------
   Metals & Mining 3.9%
   AngloGold Ltd., ADR .......................................................     South Africa     229,700       4,148,382
   Barrick Gold Corp. ........................................................        Canada        419,390       6,686,594


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Templeton Asset Strategy Fund                                                           COUNTRY        SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Metals & Mining (cont.)
   Consol Energy Inc. ..........................................................      United States      250,000      $ 6,210,000
/a/Corus Group PLC .............................................................     United Kingdom    3,943,000        4,131,800
                                                                                                                      -----------
                                                                                                                       21,176,776
                                                                                                                      -----------
   Multiline Retail 1.3%
   Marks & Spencer PLC .........................................................     United Kingdom    1,339,010        7,035,113
                                                                                                                      -----------
   Oil & Gas 4.2%
   Canadian Natural Resources Ltd. .............................................             Canada       64,699        1,578,656
   Eni SpA .....................................................................              Italy      632,755        7,932,748
   Husky Energy Inc. ...........................................................             Canada      549,350        5,668,156
   Repsol YPF SA ...............................................................              Spain       24,000          350,034
   Shell Transport & Trading Co. PLC ...........................................     United Kingdom    1,070,600        7,354,435
                                                                                                                      -----------
                                                                                                                       22,884,029
                                                                                                                      -----------
   Paper & Forest Products 1.6%
   Stora Enso OYJ, R ...........................................................            Finland      690,520        8,841,391
                                                                                                                      -----------
   Pharmaceuticals 3.7%
   Aventis SA ..................................................................             France      104,430        7,415,517
   Ono Pharmaceutical Co. Ltd ..................................................              Japan      247,000        7,425,454
   Teva Pharmaceutical Industries Ltd., ADR ....................................             Israel       83,680        5,157,198
                                                                                                                      -----------
                                                                                                                       19,998,169
                                                                                                                      -----------
   Real Estate 1.3%
   Cheung Kong Holdings Ltd. ...................................................          Hong Kong      652,500        6,777,830
   Road & Rail .7%                                                                                                     ----------
   Nippon Express Co. Ltd. .....................................................              Japan    1,175,000        3,989,585
                                                                                                                      -----------
   Semiconductor Equipment & Products 1.5%
   Samsung Electronics Co. Ltd. ................................................        South Korea       37,700        8,007,842
                                                                                                                      -----------
   Software 1.6%
/a/Synopsys Inc. ...............................................................      United States      148,800        8,789,613
                                                                                                                      -----------
   Total Common Stocks (Cost $447,918,760)                                                                            423,895,158
                                                                                                                      -----------
   Preferred Stock 1.5%
   Petroleo Brasileiro SA, pfd. (Cost $8,388,499) ..............................             Brazil      360,000        7,969,704
                                                                                                                      -----------

                                                                                                        PRINCIPAL
                                                                                                        AMOUNT/d/
                                                                                                       -------------

   Bonds 18.2%
   Buoni Poliennali Del Tesoro
      7.75%, 11/01/06 ..........................................................              Italy    3,974,190 EUR    4,009,258
      5.50%, 11/01/11 ..........................................................              Italy    2,300,000 EUR    2,102,650
   Federal Republic of Germany
      3.75%, 8/26/03 ...........................................................            Germany    1,614,000 EUR    1,441,921
      3.25%, 2/17/04 ...........................................................            Germany    4,937,000 EUR    4,358,103
      5.00%, 8/19/05 ...........................................................            Germany    3,268,000 EUR    2,981,004
      6.00%, 7/04/07 ...........................................................            Germany    5,242,000 EUR    4,993,223
      5.00%, 7/04/11 ...........................................................            Germany    8,855,000 EUR    7,879,167
   FNMA, 6.00%, 5/15/11 ........................................................      United States    2,398,000        2,440,979
   Government of Canada
      6.00%, 6/01/08 ...........................................................             Canada    2,212,000 CAD    1,457,232
      6.00%, 6/01/11 ...........................................................             Canada      889,000 CAD      583,148
   Government of France
      6.75%, 10/25/03 ..........................................................             France    2,126,000 EUR    1,994,891
      4.00%, 10/25/09 ..........................................................             France    6,420,000 EUR    5,379,106
   Government of Netherlands, 5.75%, 2/15/07 ...................................        Netherlands    3,958,000 EUR    3,714,865
   Government of New Zealand, 7.00%, 7/15/09 ...................................        New Zealand    2,665,000 NZD    1,128,736
   Government of Spain, 10.15%, 1/31/06 ........................................              Spain    2,450,000 EUR    2,639,047


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                                                                                       PRINCIPAL
Templeton Asset Strategy Fund                                                          COUNTRY         AMOUNT/d/          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Kingdom of Belgium, 7.50%, 7/29/08 ..........................................           Belgium    2,353,000 EUR   $  2,396,180
   Kingdom of Denmark, 5.00%, 8/15/05 ..........................................           Denmark   11,696,000 DKK      1,415,708
   Kingdom of Sweden, 6.00%, 2/09/05 ...........................................            Sweden    7,200,000 SEK        710,274
   New South Wales Treasury Corp., 6.50%, 5/01/06 ..............................         Australia    1,007,000 AUD        532,287
/b/Protexa Construcciones SA De Cv,12.125% 7/24/02 .............................            Mexico       62,039             15,510
   Republic of Brazil
       12.25%, 3/06/30 .........................................................            Brazil      930,000            787,013
       11.00%, 8/17/40 .........................................................            Brazil    3,265,000          2,522,213
   Republic of Bulgaria, A, 6.3125%, 7/28/24 ...................................          Bulgaria    2,845,000          2,532,050
   Republic of Panama, 8.875%, 9/30/27 .........................................            Panama      960,000            888,000
   Republic of Peru, FRN, 3/07/17 ..............................................              Peru    1,100,000            847,000
   Republic of Turkey, 11.875%, 1/15/30 ........................................            Turkey    1,195,000          1,159,150
   Republic of Venezuela, 144A, 9.125%, 6/18/07 ................................         Venezuela    1,640,000          1,370,815
   Republic of Venezuela, Reg S, 9.125%, 6/18/07 ...............................         Venezuela      600,000            501,518
   U.S. Treasury Note
       3.00%, 11/30/03 .........................................................     United States    2,821,000          2,823,866
       5.00%, 8/15/11 ..........................................................     United States   22,454,000         22,404,893
   United Kingdom, 7.50%, 12/07/06 .............................................    United Kingdom    2,717,000 GBP      4,357,639
   United Mexican States
       9.875%, 2/01/10 .........................................................            Mexico      724,000            810,880
       11.375%, 9/15/16 ........................................................            Mexico    1,330,000          1,643,215
       11.50%, 5/15/26 .........................................................            Mexico    2,895,000          3,695,468
                                                                                                                      ------------
   Total Bonds (Cost $100,560,858) .............................................                                        98,517,009
                                                                                                                      ------------
   Total Long Term Investments (Cost $556,868,117) .............................                                       530,381,871
                                                                                                                      ------------
                                                                                                       SHARES
                                                                                                      ---------
/c/Short Term Investments 1.3%
   Franklin Institutional Fiduciary Money Market Portfolio (Cost $7,046,241) ...     United States    7,046,241          7,046,241
                                                                                                                      ------------
   Total Investments (Cost $563,914,358) 99.5% .................................                                       537,428,112
   Other Assets less Liabilities .5% ...........................................                                         2,619,494
                                                                                                                      ------------
   Total Net Assets 100.0% .....................................................                                      $540,047,606
                                                                                                                      ------------


Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona


/a/Non-income producing
/b/The Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/d/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001



Templeton Developing Markets Securities Fund                                            INDUSTRY            SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 98.4%>

   Argentina 1.5%
/a/BBVA Banco Frances SA, ADR ..................................................               Banks        83,950   $   552,391
/a/Capex SA, GDR, 144A .........................................................  Electric Utilities        21,514        86,056
/a/Grupo Financiero Galicia SA, ADR ............................................               Banks        29,330        93,563
/a/Molinos Rio de la Plata SA, B ...............................................       Food Products       908,159     1,725,502
   Perez Companc SA, B, ADR ....................................................           Oil & Gas        14,600       182,354
   Quilmes Industrial SA, B, ADR ...............................................           Beverages       159,795     1,911,148
                                                                                                                    ------------
                                                                                                                       4,551,014
                                                                                                                    ------------
   Austria 3.1%
   BBAG Oesterreichische Brau-Beteiligungs AG ..................................           Beverages        23,780       846,949
   Erste Bank Der Oester Sparkassen AG .........................................               Banks        53,390     2,838,048
   Mayr-Melnhof Karton AG ......................................................        Containers &        20,054       949,230
                                                                                           Packaging
   OMV AG ......................................................................           Oil & Gas        56,595     4,742,916
                                                                                                                    ------------
                                                                                                                       9,377,143
                                                                                                                    ------------
   Brazil 5.9%
   Aracruz Celulose SA, ADR, pfd. ..............................................             Paper &        17,420       316,696
                                                                                     Forest Products
   Banco Bradesco SA, pfd. .....................................................               Banks 1,087,157,126     5,881,612
   Centrais Eletricas Brasileiras SA (Eletrobras) ..............................  Electric Utilities   201,445,000     2,903,319
   Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd. .....................  Electric Utilities   196,988,000     2,660,041
   Cia de Bebidas Das Americas (AMBEV), pfd. ...................................           Beverages     7,370,000     1,518,338
   Companhia Paranaense De Energia-Copel, B, pfd. ..............................  Electric Utilities   193,524,000     1,407,143
   Duratex SA, pfd. ............................................................   Building Products    71,297,583     1,462,673
   Embraer-Empresa Brasileira de Aeronautica SA ................................ Aerospace & Defense        62,000       335,694
   Embraer-Empresa Brasileira de Aeronautica SA, ADR ........................... Aerospace & Defense        27,820       615,657
/a/Souza Cruz SA ...............................................................             Tobacco        15,400        94,646
   Unibanco Uniao de Bancos Brasileiros SA, GDR ................................               Banks        36,500       813,950
                                                                                                                    ------------

                                                                                                                      18,009,769
                                                                                                                    ------------
   Chile
/a/Quinenco SA, ADR ............................................................          Industrial         1,000         7,300
                                                                                       Conglomerates
                                                                                                                    ------------
   China 5.3%
   China Eastern Airline Corp. Ltd., H .........................................            Airlines    10,392,000     1,252,715
   China Everbright Ltd. .......................................................         Diversified     1,276,000      957,264
                                                                                          Financials
/a/China Mobile (Hong Kong) Ltd. ...............................................            Wireless       996,000     3,506,120
                                                                                   Telecommunication
                                                                                            Services
   China Petroleum & Chemical Corp., H .........................................           Oil & Gas    23,828,000     3,269,614
   China Resources Enterprise Ltd. .............................................        Distributors     2,768,000     2,591,278
   China Shipping Development Co. Ltd., H ......................................              Marine     1,424,000       226,442
/a/China Southern Airlines Co. Ltd., H .........................................            Airlines     3,170,000       914,675
/a/China Unicom Ltd.............................................................            Wireless     1,326,000     1,462,403
                                                                                   Telecommunication
                                                                                            Services
   Guangshen Railway Co. Ltd., H ...............................................         Road & Rail       798,000       130,990
   PetroChina Co. Ltd., H ......................................................           Oil & Gas     3,322,000       587,901
   Sinopec Shanghai Petrochemical Co. Ltd. .....................................           Chemicals     7,958,000       714,376
   TCL International Holdings Inc. .............................................  Household Durables     1,160,000       193,387
/a/Travelsky Technology Ltd., H ................................................     IT Consulting &       218,000       167,739
                                                                                            Services
   Tsingtao Brewery Co. Ltd., H ................................................           Beverages        26,000         6,669
                                                                                                                    ------------
                                                                                                                      15,981,573
                                                                                                                    ------------
   Croatia .4%
   Pliva D D, GDR, Reg S .......................................................     Pharmaceuticals       126,300     1,307,205
                                                                                                                    ------------
   Czech Republic 1.0%
   CEZ AS ......................................................................  Electric Utilities     1,036,705     2,250,671
   Philip Morris CR AS .........................................................             Tobacco         3,565       852,154
                                                                                                                    ------------
                                                                                                                       3,102,825
                                                                                                                    ------------
   Egypt .7%
/a/Al Ahram Beverages Co., GDR .................................................           Beverages        82,146       577,486
   Commercial International Bank Ltd. ..........................................               Banks       246,450     1,501,864
                                                                                                                    ------------
                                                                                                                       2,079,350
                                                                                                                    ------------

                                      232

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Templeton Developing Markets Securities Fund                                               INDUSTRY     SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)

   Estonia .4%
   Hansabank Ltd. ..............................................................              Banks    129,950   $ 1,195,878
                                                                                                                 -----------
   Finland .3%
   Hartwall OY, A ..............................................................          Beverages     40,560    827,025
                                                                                                                 -----------

   Greece .3%
   Hellenic Telecommunications Organization SA (OTE)............................        Diversified
                                                                                  Telecommunication
                                                                                           Services     60,590       987,274
                                                                                                                 -----------

   Hong Kong 10.9%
   Beijing Enterprises Holdings Ltd. ...........................................         Industrial
                                                                                      Conglomerates  1,302,000     1,602,903
   Cheung Kong Holdings Ltd.                                                            Real Estate    393,000     4,082,280
   Cheung Kong Infrastructure Holdings Ltd. ....................................       Construction
                                                                                          Materials    126,000       196,323
   China Merchants Holdings International Co. Ltd. .............................         Industrial
                                                                                      Conglomerates  3,882,000     2,489,148
   China Travel International Investment Hong Kong Ltd. ........................ Hotels Restaurants
                                                                                          & Leisure    608,000       125,532
   Citic Pacific Ltd. ..........................................................         Industrial
                                                                                      Conglomerates  2,138,000     4,756,991
   Cosco Pacific Ltd. ..........................................................     Transportation
                                                                                     Infrastructure  5,066,000     2,614,907
   Dairy Farm International Holdings Ltd. ......................................        Food & Drug
                                                                                          Retailing  1,511,833       982,691
   Hang Lung Group Ltd. ........................................................        Real Estate  1,283,000     1,135,274
   Henderson Investment Ltd. ...................................................        Real Estate    552,000       428,272
   Hutchison Whampoa Ltd. ......................................................         Industrial
                                                                                      Conglomerates    336,000     3,242,432
   Jiangsu Expressway Co. Ltd. .................................................     Transportation
                                                                                     Infrastructure  1,178,000       258,325
   Johnson Electric Holdings Ltd. ..............................................         Electrical
                                                                                          Equipment    129,000       135,653
   Legend Holdings Ltd. ........................................................        Computers &
                                                                                        Peripherals  6,798,000     3,465,321
   MTR Corp. Ltd.                                                                       Road & Rail    462,500       604,974
   Shanghai Industrial Holdings Ltd.  ..........................................         Industrial
                                                                                      Conglomerates  2,030,000     3,722,693
   Sun Hung Kai Properties Ltd. ................................................        Real Estate    398,000     3,215,502
   Television Broadcasts Ltd. ..................................................              Media     36,000       156,043
                                                                                                                 -----------
                                                                                                                  33,215,264
                                                                                                                 -----------
   Hungary 2.1%
   Egis Rt. ....................................................................    Pharmaceuticals      8,538       326,240
   Gedeon Richter Ltd. .........................................................    Pharmaceuticals     33,652     1,843,056
   Matav RT ....................................................................        Diversified
                                                                                  Telecommunication
                                                                                           Services    463,300     1,525,816
   MOL Magyar Olaj-Es Gazipari Rt. .............................................          Oil & Gas    148,240     2,681,100
                                                                                                                 -----------
                                                                                                                   6,376,212
                                                                                                                 -----------
   India 3.0%
   Bajaj Auto Ltd. .............................................................        Automobiles     38,200       300,205
   Grasim Industries Ltd. ......................................................         Industrial
                                                                                      Conglomerates    241,092     1,372,954
   Gujarat Ambuja Cements Ltd. .................................................       Construction
                                                                                          Materials     59,700       235,172
   Hindalco Industries Inc. ....................................................    Metals & Mining     14,391       190,945
   Hindustan Petroleum Corporation Ltd. ........................................          Oil & Gas     79,043       228,835
   ITC Ltd. ....................................................................            Tobacco     83,200     1,167,768
   Mahanagar Telephone Nigam Ltd. ..............................................        Diversified
                                                                                  Telecommunication
                                                                                           Services    223,767       587,365
/a/Reliance Industries Ltd. ....................................................          Chemicals     22,800       144,285
   Satyam Computers Services Ltd. ..............................................      IT Consulting
                                                                                         & Services    510,800     2,503,153
/a/Tata Engineering & Locomotive Co. ...........................................        Automobiles    181,000       374,612
   Tata Power Co. Ltd. ......................................................... Electric Utilities     65,831       163,212
   Videsh Sanchar Nigam Ltd. ...................................................        Diversified
                                                                                  Telecommunication
                                                                                           Services    108,360       463,485
   Zee Telefilms Ltd. ..........................................................              Media    643,120     1,489,099
                                                                                                                 -----------
                                                                                                                   9,221,090
                                                                                                                 -----------
   Indonesia 3.9%
   PT Gudang Garam TBK .........................................................            Tobacco    936,500       778,916
   PT Hanjaya Mandala Sampoerna TBK ............................................            Tobacco    977,500       300,769
/a/PT Indocement Tunggal Prakarsa TBK ..........................................       Construction
                                                                                          Materials  1,587,500       106,851
                                                                                                                 -----------
   PT Indofoods Sukses Makmur TBK ..............................................      Food Products 22,443,525     1,348,770
   PT Indosat (Persero) TBK ....................................................        Diversified
                                                                                  Telecommunication
                                                                                           Services  3,410,500     3,098,964
   PT Semen Gresik (Persero) TBK ...............................................       Construction
                                                                                          Materials    617,618       326,625
   PT Telekomunikasi Indonesia TBK, B ..........................................        Diversified
                                                                                  Telecommunication
                                                                                           Services  9,288,900     5,935,046
   PT Timah TBK ................................................................    Metals & Mining  1,388,000        57,388
                                                                                                                 -----------
                                                                                                                  11,953,329
                                                                                                                 -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Templeton Developing Markets Securities Fund                                            INDUSTRY      SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   Israel .4%
   IDB Development Corp. Ltd. ..................................................        Diversified      6,200   $ 183,105
                                                                                         Financials
/a/Lumenis Ltd. ................................................................        Health Care     46,700     919,990
                                                                                        Equipment &
                                                                                           Supplies
                                                                                                               -----------
                                                                                                                 1,103,095
                                                                                                               -----------
   Malaysia .8%
   Genting Bhd. ................................................................ Hotels Restaurants    805,600   2,226,000
                                                                                          & Leisure
   Resorts World Berhad ........................................................ Hotels Restaurants    144,000     233,053
                                                                                          & Leisure
   SIME Darby Bhd. .............................................................         Industrial     30,000      38,684
                                                                                      Conglomerates
                                                                                                               -----------
                                                                                                                 2,497,737
                                                                                                               -----------
   Mexico 6.9%
   Cemex SA ....................................................................       Construction    923,486   4,633,294
                                                                                          Materials
   DESC SA de CV DESC, B .......................................................         Industrial    643,400     343,156
                                                                                      Conglomerates
   Fomento Economico Mexicano SA De CV Femsa ...................................          Beverages     75,750   2,617,163
/a/Grupo Carso SA de CV ........................................................         Industrial    679,000   2,258,766
                                                                                      Conglomerates
/a/Grupo Financiero Banorte SA de CV, O ........................................              Banks     90,000     188,373
   Kimberly Clark de Mexico SA de CV, A ........................................     Paper & Forest  2,860,600   8,580,084
                                                                                           Products
/a/Organizacion Soriana SA de CV, B ............................................   Multiline Retail     72,000     194,754
   Telefonos de Mexico SA de CV (TELMEX), L, ADR ...............................        Diversified     63,660   2,229,373
                                                                                  Telecommunication
                                                                                           Services
/a/Tubos De Acero De Mexico SA, ADR ............................................          Oil & Gas      1,000       8,940
                                                                                                               -----------
                                                                                                                21,053,903
                                                                                                               -----------
   Peru .1%
   Credicorp Ltd. ..............................................................              Banks     40,600     355,250
                                                                                                               -----------

   Philippines 1.3%
/a/San Miguel Corp., B .........................................................          Beverages  3,896,630   3,964,594
                                                                                                               -----------
   Poland 2.3%
   Bank Rozwoju Eksportu SA ....................................................              Banks      8,949     267,192
   Polski Koncern Naftowy Orlen SA .............................................          Oil & Gas  1,068,116   5,134,978
/a/Telekomunikacja Polska SA ...................................................        Diversified    474,917   1,682,334
                                                                                  Telecommunication
                                                                                           Services
                                                                                                               -----------
                                                                                                                 7,084,504
                                                                                                               -----------
   Russia 3.0%
   Lukoil Holdings, ADR ........................................................          Oil & Gas     71,007   3,473,662
   Mosenergo, ADR .............................................................. Electric Utilities    211,480     869,183
   Rostelecom, ADR .............................................................        Diversified    190,889     998,349
                                                                                  Telecommunication
                                                                                           Services
   Rostelecom, pfd. ............................................................        Diversified    149,000      71,907
                                                                                  Telecommunication
                                                                                           Services
   Unified Energy Systems ...................................................... Electric Utilities 23,683,000   3,725,336
                                                                                                               -----------
                                                                                                                 9,138,437
                                                                                                               -----------
   Singapore 4.5%
/a/Chartered Semiconductor Manufacturing Ltd. ..................................      Semiconductor    116,000     307,826
                                                                                          Equipment
                                                                                         & Products
   City Developments Ltd. ......................................................        Real Estate    187,000     612,700
   Creative Technology Ltd. ....................................................          Computers      1,500      12,023
                                                                                      & Peripherals
   Cycle & Carriage Ltd. .......................................................       Distributors    187,856     313,348
   Datacraft Asia Ltd. .........................................................     Communications    134,000     292,120
                                                                                          Equipment
   Fraser and Neave Ltd. .......................................................          Beverages  1,182,100   4,865,399
   Keppel Corp. Ltd. ...........................................................        Diversified  1,670,600   2,569,458
                                                                                         Financials
   Sembcorp Marine Ltd. ........................................................          Machinery  1,188,000     530,788
   Singapore Airlines Ltd. .....................................................           Airlines    253,000   1,507,176
/a/Singapore Press Holdings Ltd. ...............................................              Media     92,000   1,086,163
   Singapore Telecommunications Ltd. ...........................................        Diversified  1,696,000   1,616,550
                                                                                  Telecommunication
                                                                                           Services
                                                                                                               -----------
                                                                                                                13,713,551
                                                                                                               -----------
   Slovak Republic .2%
   Slovnaft AS .................................................................          Oil & Gas     32,310     571,985
                                                                                                               -----------
   South Africa 12.8%
   Alexander Forbes Ltd. .......................................................        Diversified      6,000       7,853
                                                                                         Financials
   Anglo American PLC ..........................................................    Metals & Mining     61,148     933,915

                                       234

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Templeton Developing Markets Securities Fund                                            INDUSTRY       SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   South Africa (cont.)
   Barloworld Ltd. .............................................................         Industrial    735,400 $ 3,592,700
                                                                                      Conglomerates
   Firstrand Ltd. ..............................................................              Banks  2,222,000   1,380,067
   Gold Fields Ltd. ............................................................    Metals & Mining    279,900   1,341,746
   Imperial Holdings Ltd. ......................................................   Specialty Retail    236,577   1,112,375
   Johnnic Holdings Ltd. .......................................................        Diversified     66,600     246,523
                                                                                         Financials
   Liberty Group Ltd. ..........................................................          Insurance    265,262   1,220,714
   Nampak Ltd. .................................................................         Containers    169,400     166,646
                                                                                        & Packaging
   Old Mutual PLC ..............................................................          Insurance  2,039,110   2,596,742
   Remgro Ltd. .................................................................         Industrial    779,470   4,223,889
                                                                                      Conglomerates
   Reunert Ltd. ................................................................         Electronic    424,500     683,022
                                                                                          Equipment
                                                                                      & Instruments
   Sanlam Ltd. .................................................................          Insurance  2,819,000   2,159,784
   Sasol Ltd. ..................................................................          Oil & Gas    482,300   4,237,967
   South African Breweries PLC .................................................          Beverages  1,667,224  10,980,467
   Tiger Brands Ltd. ...........................................................      Food Products    551,138   2,756,839
   Tongaat-Hulett Group Ltd. ...................................................      Food Products    282,995   1,274,008
                                                                                                               -----------
                                                                                                                38,915,257
                                                                                                               -----------
   South Korea 5.8%
   Cheil Jedang Corp. ..........................................................      Food Products     55,900   2,106,624
   Hankook Tire Co. Ltd. .......................................................    Auto Components     90,460     170,108
   Hyundai Motor Co. Ltd. ......................................................        Automobiles     49,970   1,023,367
   Jahwa Electronics Co. Ltd. ..................................................         Electronic     30,650     198,344
                                                                                          Equipment
                                                                                      & Instruments
/a/Kangwon Land Inc. ........................................................... Hotels Restaurants      6,250     630,472
                                                                                          & Leisure
   Kookmin Bank ................................................................              Banks      8,946     339,178
   Korea Electric Power Corp. .................................................. Electric Utilities     89,499   1,478,590
/a/KT Freetel ..................................................................           Wireless      1,255      40,894
                                                                                  Telecommunication
                                                                                           Services
/a/LG Household & Health Care Ltd. ............................................. Household Products     23,750     522,554
   Samsung Electro-Mechanics Co. ...............................................         Electronic     26,050     868,664
                                                                                          Equipment
                                                                                      & Instruments
   Samsung Electronics Co. Ltd. ................................................      Semiconductor     29,918   6,354,870
                                                                                          Equipment
                                                                                         & Products
   Samsung Fine Chemicals ......................................................          Chemicals     41,000     437,000
/a/Samsung Heavy Industries Co. Ltd. ...........................................          Machinery    107,460     307,204
   Samsung SDI Co. Ltd. ........................................................         Electronic     11,346     501,003
                                                                                          Equipment
                                                                                      & Instruments
   Samsung Securities Co. Ltd. .................................................        Diversified      3,710     135,153
                                                                                         Financials
   SK Corp. ....................................................................          Oil & Gas     93,280   1,061,695
   SK Telecom Co. Ltd. .........................................................           Wireless      7,314   1,492,312
                                                                                  Telecommunication
                                                                                           Services
                                                                                                               -----------
                                                                                                                17,668,032
                                                                                                               -----------
   Spain .1%
/a/Telefonica SA ...............................................................        Diversified     22,500     301,111
                                                                                  Telecommunication
                                                                                           Services
                                                                                                               -----------
   Taiwan 9.5%
   Acer Communications & Multimedia Inc. .......................................          Computers    740,000   1,057,445
                                                                                      & Peripherals
/a/Advanced Semiconductor Engineering Inc. .....................................      Semiconductor    927,000     861,032
                                                                                          Equipment
                                                                                         & Products
   Advantech Co. Ltd. ..........................................................          Computers    384,000     987,711
                                                                                      & Peripherals
   Asustek Computer Inc. .......................................................          Computers    397,000   1,735,953
                                                                                      & Peripherals
/a/Bank Sinopac ................................................................              Banks  1,440,000     600,857
   China Motor Co. Ltd. ........................................................        Automobiles    266,000     174,850
   Chinatrust Commercial Bank ..................................................              Banks  1,512,000     907,459
   Chunghwa Telcom Co. Ltd. ....................................................        Diversified    392,000     582,566
                                                                                  Telecommunication
                                                                                           Services
   CMC Magnetics Corp. .........................................................          Computers  1,583,000   1,176,279
                                                                                      & Peripherals
   Compal Electronics Inc. .....................................................          Computers    462,000     583,607
                                                                                      & Peripherals
/a/Compeq Manufacturing Co. Ltd. ...............................................          Computers     36,000      52,472
                                                                                      & Peripherals
   D-Link Corp. ................................................................     Communications    706,000   1,170,277
                                                                                          Equipment
   Elan Microelectronics Corp. .................................................           Software    942,000   1,163,029
   Formosa Plastic Corp. .......................................................          Chemicals  1,728,000   1,585,276
/a/Fubon Group Co. Ltd. ........................................................        Diversified  1,911,523   1,660,769
                                                                                         Financials
   Giant Manufacturing Co. .....................................................  Leisure Equipment    360,000     344,670
                                                                                         & Products
   International Commercial Bank of China ......................................              Banks  1,244,000     757,279
/a/Macronix International Co. Ltd. .............................................      Semiconductor    423,000     325,199
                                                                                          Equipment
                                                                                         & Products
/a/Pacific Electric Wire & Cable Co. Ltd. ......................................         Electrical  3,507,000     801,829
                                                                                          Equipment

                                       235

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Templeton Developing Markets Securities Fund                                              INDUSTRY   SHARES/RIGHTS       VALUE
-----------------------------------------------------------------------------------------------------------------------------------

   Long Term Investments (cont.)
   Taiwan (cont.)
   Phoenixtec Power Co. Ltd. ...................................................          Electrical       282,000     $211,157
                                                                                           Equipment
/a/Pou Chen Corp. ..............................................................  Textiles & Apparel       391,000      322,947
/a/Procomp Informatics Co. Ltd. ................................................           Machinery       675,000    1,273,221
   Ritek Corp. .................................................................         Computers &     2,096,000    2,258,337
                                                                                         Peripherals
/a/Siliconware Precision Industries Co. Ltd. ...................................       Semiconductor     4,357,000    3,847,708
                                                                                Equipment & Products
/a/Taiwan Cement Corporation ..................................................         Construction     1,163,000      284,185
                                                                                           Materials
   Taiwan Glass Industrial Corp. ...............................................   Building Products       278,000      174,793
   UNI-President Enterprises Corp. .............................................       Food Products     1,510,000      550,229
/a/United Microelectronics Corp. ...............................................       Semiconductor       193,000      281,309
                                                                                Equipment & Products
/a/Wintek Corp. ................................................................Electronic Equipment       964,000      705,299
                                                                                       & Instruments
/a/Yageo Corp. .................................................................Electronic Equipment     1,096,000      808,139
                                                                                       & Instruments
/a/Yuanta Core Pacific Securities Co. ..........................................         Diversified     2,603,000    1,792,864
                                                                                          Financials
                                                                                                                   ------------
                                                                                                                     29,038,747
                                                                                                                   ------------
   Thailand 4.5%
/a/American Standard Sanitaryware Public Co. Ltd., fgn. ........................   Building Products        24,500       59,270
/a/Bangkok Bank Public Co. Ltd., fgn. ..........................................               Banks     1,527,200    1,700,534
   Electricity Generating Public Co. Ltd., fgn. ................................  Electric Utilities       198,400      164,847
   Hana Microelectronics Co. Ltd., fgn. ........................................Electronic Equipment       122,000      204,115
                                                                                       & Instruments
   PTT Exploration & Production Public Co. Ltd., fgn. ..........................           Oil & Gas       738,300    1,869,537
/a/Shin Corporation Public Co. Ltd., fgn. ......................................            Wireless     6,707,000    2,365,571
                                                                                   Telecommunication
                                                                                            Services
/a/Siam Cement Public Co. Ltd. .................................................        Construction        45,850      480,995
                                                                                           Materials
/a/Siam Cement Public Co. Ltd., fgn. ...........................................        Construction       187,960    2,243,791
                                                                                           Materials
/a/Siam Commercial Bank, 5.25%, cvt. pfd., fgn. ................................               Banks     5,464,100    2,087,798
/a/Telecomasia Corp Public Co. Ltd., purch. rts. ...............................         Diversified       344,616           --
                                                                                   Telecommunication
                                                                                            Services
/a/Thai Farmers Bank Public Co. Ltd., fgn. .....................................               Banks     5,149,966    2,538,306
                                                                                                                   ------------
                                                                                                                     13,714,764
                                                                                                                   ------------

   Turkey 7.4%
   Akbank ......................................................................               Banks 2,026,336,525    6,406,287
   Anadolu Efes Biracilik ve Malt Sanayii AS ...................................           Beverages       780,000       19,299
   Arcelik AS, Br. .............................................................  Household Durables   237,556,000    2,489,848
/a/Dogan Sirketler Grubu Holding AS ............................................         Diversified    88,960,000      139,096
                                                                                          Financials
/a/Haci Omer Sabanci Holding AS ................................................         Diversified   319,963,992    1,737,262
                                                                                          Financials
   KOC Holding AS ..............................................................         Diversified   113,141,664    2,954,903
                                                                                          Financials
   Migros Turk T.A.S. ..........................................................         Food & Drug     1,000,000       85,911
                                                                                           Retailing
   Tupras-Turkiye Petrol Rafineleri AS .........................................           Oil & Gas   665,183,000    5,600,338
/a/Turkcell Iletisim Hizmetleri AS .............................................            Wireless    22,830,371      196,137
                                                                                   Telecommunication
                                                                                            Services
/a/Yapi ve Kredi Bankasi AS ....................................................               Banks   909,345,000    2,781,159
                                                                                                                   ------------
                                                                                                                     22,410,240
                                                                                                                   ------------
   Total Long Term Investments (Cost $325,148,983) ............................                                     299,723,458
                                                                                                                   ------------
                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
                                                                                                    --------------
   Short Term Investments 3.7%
   U.S. Treasury Bills, 1.705% - 1.710%, 3/14/02 - 3/28/02 (Cost $11,112,437) ..                       $11,155,000   11,114,575
                                                                                                                   ------------
   Total Investments (Cost $336,261,420) 102.1% ................................                                    310,838,033
   Other Assets, less Liabilities (2.1)% .......................................                                     (6,468,314)
                                                                                                                   ------------
 Total Net Assets 100.0% .......................................................                                   $304,369,719
                                                                                                                   ------------


*Non-income producing

                       See notes to financial statements.

   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Statement of Investments, December 31, 2001

                                                                                                       PRINCIPAL
Templeton Global Income Securities Fund                                                                AMOUNT/b/           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments 92.1%
   Australia 1.1%
   New South Wales Treasury Corp., 6.50%, 5/01/06 ..................................................  $ 1,362,000 AUD  $    719,936
                                                                                                                       ------------
   Belgium 2.7%
   Kingdom of Belgium, 7.50%, 7/29/08 ..............................................................    1,731,000 EUR     1,762,766
                                                                                                                       ------------
   Brazil 1.4%
   Republic of Brazil, 11.00%, 8/17/40 .............................................................    1,180,000           911,550
                                                                                                                       ------------
   Bulgaria 1.9%
   Republic of Bulgaria, FRN, 4.563%, 7/28/11 ......................................................    1,417,680         1,247,558
                                                                                                                       ------------
   Canada 2.5%
   Government of Canada, 6.00%, 6/01/11 ............................................................    2,497,000 CAD     1,637,930
                                                                                                                       ------------
   Denmark 1.7%
   Kingdom of Denmark, 5.00%, 8/15/05 ..............................................................    9,295,000 DKK     1,125,086
                                                                                                                       ------------
   France 7.0%
   Government of France,
      6.75%, 10/25/03 ..............................................................................    1,306,000 EUR     1,225,460
      4.00%, 10/25/09 ..............................................................................    3,945,000 EUR     3,305,385
                                                                                                                       ------------
                                                                                                                          4,530,845
                                                                                                                       ------------
   Germany 22.8%
   Federal Republic of Germany,
      3.75%, 8/26/03 ...............................................................................      974,000 EUR       870,155
      3.25%, 2/17/04 ...............................................................................    4,257,000 EUR     3,757,838
      5.00%, 7/04/11 ...............................................................................    8,742,000 EUR     7,778,620
      Series 136, 5.00%, 8/19/05 ...................................................................    2,698,000 EUR     2,461,061
                                                                                                                       ------------
                                                                                                                         14,867,674
                                                                                                                       ------------
   Italy 6.0%
   Buoni Poliennali Del Tesoro,
      7.75%, 11/01/06 ..............................................................................    3,311,293 EUR     3,340,512
      5.50%, 11/01/10 ..............................................................................      634,000 EUR       579,600
                                                                                                                       ------------
                                                                                                                          3,920,112
                                                                                                                       ------------
   Mexico 3.5%
   United Mexican States,
      9.875%, 2/01/10 ..............................................................................    1,300,000         1,456,000
      11.375%, 9/15/16 .............................................................................      645,000           796,898
                                                                                                                       ------------
                                                                                                                          2,252,898
                                                                                                                       ------------
   Netherlands 4.8%
   Government of Netherlands, 5.75%, 2/15/07 .......................................................    3,308,000 EUR     3,104,794
                                                                                                                       ------------
   New Zealand 1.4%
   Government of New Zealand, 7.00%, 7/15/09 .......................................................    2,120,000 NZD       897,906
                                                                                                                       ------------
   Russia 2.7%
   Federation of Russia, 11.00%, 7/24/18 ...........................................................    1,800,000         1,734,394
                                                                                                                       ------------
   Spain 1.9%
   Government of Spain, 10.15%, 1/31/06 ............................................................    1,168,000 EUR     1,258,125
                                                                                                                       ------------
   Sweden .8%
   Kingdom of Sweden, 6.00%, 2/09/05 ...............................................................    5,500,000 SEK       542,570
                                                                                                                       ------------
   Turkey 2.7%
   Republic of Turkey,
      12.375%, 6/15/09 .............................................................................    1,000,000         1,013,700
      11.875%, 1/15/30 .............................................................................      790,000           766,300
                                                                                                                       ------------
                                                                                                                          1,780,000
                                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                                                       PRINCIPAL
Templeton Global Income Securities Fund                                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Long Term Investments (cont.)
   United Kingdom 4.5%
   United Kingdom,
       6.50%, 12/07/03 ............................................................................   $   270,000 GBP   $   405,688
       7.50%, 12/07/06 ............................................................................     1,550,000 GBP     2,485,955
                                                                                                                        -----------
                                                                                                                          2,891,643
                                                                                                                        -----------
   United States 19.8%
   FNMA, 6.00%, 5/15/11 ...........................................................................     1,882,000         1,915,731
   U.S. Treasury Note, 5.00%, 8/15/11 .............................................................    11,013,000        10,988,915
                                                                                                                        -----------
                                                                                                                         12,904,646
                                                                                                                        -----------
   Venezuela 2.9%
   Republic of Venezuela, 144A, 9.125%, 6/18/07 ...................................................     2,240,000         1,872,333
                                                                                                                        -----------
   Total Long Term Investments (Cost $62,387,902) .................................................                      59,962,766
                                                                                                                        -----------
/a/Repurchase Agreement 6.0%
   Dresdner Kleinwort Wasserstein Securities, LLC, 1.55%, 1/02/02
   (Maturity Value $3,884,334) (Cost $3,884,000) ..................................................     3,884,000         3,884,000
                                                                                                                        -----------
    Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
   Agency Securities
   Total Investments (Cost $66,271,902) 98.1% .....................................................                      63,846,766
   Other Assets, less Liabilities 1.9% ............................................................                       1,219,710
                                                                                                                        -----------
   Total Net Assets 100.0% ........................................................................                     $65,066,476
                                                                                                                        ===========


   Currency Abbreviations:
   AUD  - Australian Dollar
   CAD  - Canadian Dollar
   DKK  - Danish Krone
   EUR  - European Unit
   GBP  - British Pound
   NZD  - New Zealand Dollar
   SEK  - Swedish Krona


/a/See Note 1(c) regarding repurchase agreement.
/b/The principal amount is stated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


Templeton Growth Securities Fund                                                        COUNTRY        SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------------

   Common Stocks 85.3%
   Aerospace & Defense 3.0%
   BAE Systems PLc..............................................................     United Kingdom 3,247,043  $14,626,107
   Raytheon Co. ................................................................      United States   235,824    7,657,205
   Rolls-Royce PLC..............................................................     United Kingdom 4,328,521   10,488,994
                                                                                                               -----------
                                                                                                                32,772,306
                                                                                                               -----------
   Airlines .7%
   Singapore Airlines Ltd. .....................................................          Singapore 1,303,100    7,762,849
                                                                                                               -----------
   Automobiles .7%
   Volkswagen AG................................................................            Germany   165,400    7,702,339
                                                                                                               -----------
   Banks 5.0%
   Australia & New Zealand Banking Group Ltd. ..................................          Australia 1,844,184   16,812,336
   Foreningssparbanken AB, A....................................................             Sweden   350,000    4,337,588
   HSBC Holdings PLC............................................................          Hong Kong 1,415,201   16,560,602
   Lloyds TSB Group PLC.........................................................     United Kingdom 1,406,237   15,267,833
                                                                                                               -----------
                                                                                                                52,978,359
                                                                                                               -----------
   Building Products .5%
   Novar PLC....................................................................     United Kingdom 2,739,818    5,044,200
                                                                                                               -----------
   Chemicals 5.0%
   Agrium Inc. .................................................................             Canada    89,300      946,580
   Akzo Nobel NV................................................................        Netherlands   355,200   15,860,955
   BASF AG......................................................................            Germany   253,200    9,435,059
   DSM NV, Br. .................................................................        Netherlands   300,000   10,954,598
   Eastman Chemical Co. ........................................................      United States   125,000    4,877,500
   Lyondell Chemical Co. .......................................................      United States   770,500   11,041,265
                                                                                                               -----------
                                                                                                                53,115,957
                                                                                                               -----------
   Commercial Services & Supplies 1.3%
   Waste Management Inc. .......................................................      United States   455,740   14,542,663
                                                                                                               -----------
   Computers & Peripherals 2.7%
   Compaq Computer Corp. .......................................................      United States   400,000    3,904,000
   Fujitsu Ltd. ................................................................              Japan   350,000    2,547,688
   Hewlett-Packard Co. .........................................................      United States   304,390    6,252,171
/a/Lexmark International Inc. ..................................................      United States    60,000    3,540,000
   NEC Corp. ...................................................................              Japan 1,290,000   13,159,850
                                                                                                               -----------
                                                                                                                29,403,709
                                                                                                               -----------
   Construction Materials .2%
   Cheung Kong Infrastructure Holdings Ltd. ....................................          Hong Kong 1,495,000    2,329,392
                                                                                                               -----------
   Diversified Financials 3.2%
   Merrill Lynch & Co. Inc. ....................................................      United States   250,000   13,030,000
   Nomura Holdings Inc. ........................................................              Japan   726,000    9,306,272
   Swire Pacific Ltd., A........................................................          Hong Kong 2,119,300   11,550,652
   Swire Pacific Ltd., B........................................................          Hong Kong 1,304,000      936,463
                                                                                                               -----------
                                                                                                                34,823,387
                                                                                                               -----------
   Diversified Telecommunication Services 8.3%
   AT&T Corp. ..................................................................      United States   500,000    9,070,000
   Cable & Wireless PLC.........................................................     United Kingdom 2,113,356   10,165,393
   Korea Telecom Corp., ADR.....................................................        South Korea   449,860    9,145,654
   Nippon Telegraph & Telephone Corp. ..........................................              Japan     2,698    8,790,218
   SBC Communications Inc. .....................................................      United States   268,280   10,508,528
   Telecom Argentina Stet - France Telecom SA, B, ADR...........................          Argentina   240,000    1,564,800
   Telecom Corp. of New Zealand Ltd. ...........................................        New Zealand 2,415,827    5,029,746
/a/Telefonica SA................................................................              Spain 1,067,040   14,279,898
   Telefonos de Mexico SA de CV (TELMEX), L, ADR................................             Mexico   315,225   11,039,180
/a/Worldcom Inc.-Worldcom Group.................................................      United States   615,410    8,664,973
                                                                                                               -----------
                                                                                                                88,258,390
                                                                                                               -----------

                                       239

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST




Templeton Growth Securities Fund                                                        COUNTRY        SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Electric Utilities 5.6%
   CLP Holdings Ltd. ...........................................................          Hong Kong 2,451,600   $9,353,232
   E.On AG .....................................................................            Germany   278,000   14,455,832
   Endesa SA ...................................................................              Spain   400,000    6,257,735
   Hong Kong Electric Holdings Ltd. ............................................          Hong Kong 2,683,498    9,979,859
   Iberdrola SA, Br. ...........................................................              Spain 1,031,200   13,423,808
   Korea Electric Power Corp. ..................................................        South Korea   458,200    7,569,806
                                                                                                                ----------
                                                                                                                61,040,272
                                                                                                                ----------
   Electronic Equipment & Instruments 1.2%
   Hitachi Ltd. ................................................................              Japan 1,820,500   13,334,961
                                                                                                                ----------
   Food & Drug Retailing 3.7%
   Albertson's Inc. ............................................................      United States   537,800   16,935,322
   J.Sainsbury PLC .............................................................     United Kingdom 1,834,317    9,770,922
/a/The Kroger Co. ..............................................................      United States   654,190   13,652,945
                                                                                                                ----------
                                                                                                                40,359,189
                                                                                                                ----------
   Food Products 4.1%
   General Mills Inc. ..........................................................      United States   305,670   15,897,897
   H.J. Heinz Co. ..............................................................      United States   337,619   13,882,893
   Unilever PLC ................................................................     United Kingdom 1,800,000   14,775,142
                                                                                                                ----------
                                                                                                                44,555,932
                                                                                                                ----------
   Gas Utilities 1.0%
   TransCanada PipeLines Ltd. ..................................................             Canada   895,913   11,152,258
                                                                                                                ----------
   Household Durables 3.0%
   Koninklijke Philips Electronics NV ..........................................        Netherlands   562,480   16,717,790
   LG Electronics Inc. .........................................................        South Korea   275,000    5,192,234
   Newell Rubbermaid Inc. ......................................................      United States   385,063   10,616,187
                                                                                                                ----------
                                                                                                                32,526,211
                                                                                                                ----------
   Household Products 1.1%
   Procter & Gamble Co. ........................................................      United States   133,790   10,586,803
                                                                                                                ----------

   Industrial Conglomerates .1%
   Smiths Group PLC ............................................................     United Kingdom   120,000    1,182,361
                                                                                                                ----------

   Insurance 5.6%
   Ace Ltd. ....................................................................            Bermuda   302,000   12,125,300
   Allstate Corp. ..............................................................      United States   457,700   15,424,490
   AXA SA ......................................................................             France   526,640   11,005,566
   Torchmark Corp. ............................................................       United States   273,400   10,752,822
   XL Capital Ltd., A ..........................................................            Bermuda   127,100   11,611,856
                                                                                                                ----------
                                                                                                                60,920,034
                                                                                                                ----------
/a/IT Consulting & Services .2%
   Gartner Inc., B .............................................................      United States   214,400    2,401,280
                                                                                                                ----------

   Machinery 2.8%
   Invensys PLC ................................................................     United Kingdom 6,530,280   11,333,662
   Sandvik AB ..................................................................             Sweden   440,000    9,416,857
   Volvo AB, B .................................................................             Sweden   595,620    9,993,529
                                                                                                                ----------
                                                                                                                30,744,048
                                                                                                                ----------
   Media .6%
   SCMP GROUP LTD ..............................................................          Hong Kong 1,254,000      787,986
   United Business Media PLC ...................................................     United Kingdom   779,684    5,446,781
                                                                                                                ----------
                                                                                                                 6,234,767
                                                                                                                ----------
 Metals & Mining 4.2%
 AK Steel Holding Corp. ........................................................      United States  795,400     9,051,652
 Barrick Gold Corp. ............................................................             Canada  348,800     5,563,360

                                      240

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

 Templeton Growth Securities Fund                                                       COUNTRY         SHARES       VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Metals & Mining (cont.)
   BHP Billiton PLC. ...........................................................       Australia     3,333,680   $ 16,932,824
   Companhia Siderurgica Nacional Sid Nacional SA. .............................          Brazil   129,100,000      2,039,450
   Pohang Iron & Steel Co. Ltd. ................................................     South Korea       131,192     12,185,325
                                                                                                                -------------
                                                                                                                   45,772,611
                                                                                                                -------------
   Multiline Retail 2.2%
   Marks & Spencer PLC. ........................................................  United Kingdom     2,078,070     10,918,109
   Sears, Roebuck & Co. ........................................................   United States       275,900     13,143,876
                                                                                                                -------------
                                                                                                                   24,061,985
                                                                                                                -------------
   Oil & Gas 6.6%
   Burlington Resources Inc. ...................................................   United States       193,400      7,260,236
   Eni SpA......................................................................           Italy     1,432,025     17,953,069
   Occidental Petroleum Corp. ..................................................   United States       423,100     11,224,843
   PetroChina Co. Ltd., H. .....................................................           China    29,950,000      5,300,307
   Repsol YPF SA ...............................................................           Spain       833,660     12,158,732
   Shell Transport & Trading Co. PLC ...........................................  United Kingdom     2,540,483     17,451,724
                                                                                                                -------------
                                                                                                                   71,348,911
                                                                                                                -------------
   Paper & Forest Products 3.8%
   Bowater Inc. ................................................................   United States       191,800      9,148,860
   International Paper Co. .....................................................   United States       300,000     12,105,000
   Plum Creek Timber Co. Inc. ..................................................   United States       162,614      4,610,107
   UPM-Kymmene Corp. ...........................................................         Finland       450,000     14,925,340
                                                                                                                -------------
                                                                                                                   40,789,307
                                                                                                                -------------
   Pharmaceuticals 4.9%
   Abbott Laboratories .........................................................   United States       230,310     12,839,783
   Merck KGAA ..................................................................         Germany       316,440     11,580,269
   Mylan Laboratories Inc. .....................................................   United States       319,840     11,994,000
   Pharmacia Corp. .............................................................   United States       379,150     16,170,748
                                                                                                                -------------
                                                                                                                   52,584,800
                                                                                                                -------------
   Real Estate 2.0%
   Cheung Kong Holdings Ltd. ...................................................       Hong Kong     2,011,499     20,894,403
   Amoy Properties Ltd. ........................................................       Hong Kong       745,500        769,606
   New World Development Co. Ltd. ..............................................       Hong Kong           457            399
                                                                                                                -------------
                                                                                                                   21,664,408
                                                                                                                -------------
   Road & Rail .4%
   Nippon Express Co. Ltd. .....................................................           Japan     1,247,000      4,234,053
                                                                                                                -------------
   Semiconductor Equipment & Products 1.1%
   Samsung Electronics Co. Ltd. ................................................     South Korea        53,920     11,453,125
                                                                                                                -------------
   Trading Companies & Distributors .3%
   Samsung Corp. ...............................................................     South Korea       500,000      2,771,222
                                                                                                                -------------
   Wireless Telecommunication Services .2%
   SK Telecom Co. Ltd., ADR ....................................................     South Korea        54,400      1,176,128
   Smartone Telecommunications Holdings Ltd. ...................................       Hong Kong     1,108,000      1,321,441
                                                                                                                -------------
                                                                                                                    2,497,569
                                                                                                                -------------
   Total Common Stocks (Cost $925,126,690) .....................................                                  920,949,658
                                                                                                                -------------
   Preferred Stocks 1.6%
   Volkswagen AG, pfd. .........................................................         Germany        60,000      1,851,143
   Embratel Participacoes SA, ADR, pfd. ........................................          Brazil       420,550      1,749,488
   Cia Vale Do Rio Doce, ADR, pfd. A ...........................................          Brazil       120,000      2,833,200
   Petroleo Brasileiro SA, ADR, pfd. ...........................................          Brazil       350,000      7,780,500
   Petroleo Brasileiro SA, pfd. ................................................          Brazil       157,470      3,486,081
   Total Preferred Stocks (Cost $25,078,983) ...................................                                   17,700,412
                                                                                                                -------------
   Total Long Term Investments (Cost $950,205,673) .............................                                  938,650,070
                                                                                                                -------------

                                       241

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                                                                       PRINCIPAL
Templeton Growth Securities Fund                                                         COUNTRY        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
/b/Repurchase Agreement 11.8%
   Dresdner Bank AG., 1.55%, 1/02/02 (Maturity Value $127,675,993.38)
   (Cost $127,665,000) .........................................................      United States  $127,665,000  $  127,665,000
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
   Agency Securities                                                                                               --------------
   Total Investments (Cost $1,077,870,673) 98.7% ...............................                                    1,066,315,070
   Other Assets, Less Liabilities 1.3% .........................................                                       14,334,903
                                                                                                                   --------------
   Total Net Assets 100.0% .....................................................                                   $1,080,649,973
                                                                                                                   ==============




/a/Non-income producing
/b/See note 1(c) regarding repurchase agreements.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


Templeton International Securities Fund                                                 COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 92.4%
   Aerospace & Defense 1.5%
   BAE Systems PLC .............................................................     United Kingdom  2,624,811 $11,823,301
                                                                                                               -----------
   Air Freight & Couriers 1.2%
   Deutsche Post AG ............................................................            Germany    677,613   9,351,879
                                                                                                               -----------
   Airlines .5%
   British Airways PLC .........................................................     United Kingdom  1,500,553   4,258,592
                                                                                                               -----------
   Auto Components 2.1%
   Autoliv Inc., SDR ...........................................................             Sweden    393,611   7,879,950
   Michelin SA, B ..............................................................             France    266,820   8,802,216
   Valeo SA ....................................................................             France      2,600     103,714
                                                                                                               -----------
                                                                                                                16,785,880
                                                                                                               -----------
   Automobiles 1.1%
   Volkswagen AG ...............................................................            Germany    181,815   8,466,752
                                                                                                               -----------
   Banks 9.1%
   Australia & New Zealand Banking Group Ltd. ..................................          Australia  1,316,192  11,998,947
   Banca Nazionale del Lavoro SpA ..............................................              Italy  3,283,734   6,651,733
   Bayerische Hypo-Und Vereinsbank AG ..........................................            Germany     56,130   1,720,749
   Bayerische Hypo-Und Vereinsbank AG, 144A ....................................            Germany    134,116   4,111,526
/a/DBS Group Holdings Ltd., 144A ...............................................          Singapore    650,000   4,857,839
   HSBC Holdings PLC ...........................................................          Hong Kong    454,655   5,320,347
   HSBC Holdings PLC, ADR ......................................................          Hong Kong    105,243   6,284,060
   Lloyds TSB Group PLC ........................................................     United Kingdom  1,387,500  15,064,401
   Nordea AB, FDR ..............................................................             Sweden  2,135,083  11,387,464
   Unibanco Uniao de Bancos Brasileiros SA, GDR ................................             Brazil    209,029   4,661,347
                                                                                                               -----------
                                                                                                                72,058,413
                                                                                                               -----------
   Building Products .4%
   Novar PLC ...................................................................     United Kingdom  1,902,783   3,503,159
                                                                                                               -----------
   Chemicals 4.3%
   Akzo Nobel NV ...............................................................        Netherlands    329,003  14,691,165
   BASF AG .....................................................................            Germany    276,469  10,302,138
   Clariant AG .................................................................        Switzerland    317,600   5,978,015
   Imperial Chemical Industries PLC ............................................     United Kingdom    499,408   2,754,703
                                                                                                               -----------
                                                                                                                33,726,021
                                                                                                               -----------
   Commercial Services & Supplies 1.3%
   Chubb PLC ...................................................................     United Kingdom  2,724,071   6,819,098
   Kidde PLC ...................................................................     United Kingdom  2,724,071   2,656,276
   Societe BIC SA ..............................................................             France     23,250     794,122
                                                                                                              -----------
                                                                                                                10,269,496
                                                                                                               -----------
   Communications Equipment 1.0%
   Alcatel SA, ADR .............................................................             France    323,403   5,352,320
   Nortel Networks Corp. .......................................................             Canada    383,740   2,860,771
                                                                                                               -----------
                                                                                                                 8,213,091
                                                                                                               -----------
   Computers & Peripherals 2.3%
   Fujitsu Ltd. ................................................................              Japan    973,271   7,084,546
   NEC Corp. ...................................................................              Japan  1,058,000  10,793,118
                                                                                                               -----------
                                                                                                                17,877,664
                                                                                                               -----------
   Diversified Financials 3.5%
   ING Groep NV ................................................................        Netherlands    450,610  11,491,038
   Nomura Holdings Inc. ........................................................              Japan    834,730  10,700,034
   Swire Pacific Ltd., B .......................................................          Hong Kong  7,938,127   5,700,739
                                                                                                               -----------
                                                                                                                27,891,811
                                                                                                               -----------
   Diversified Telecommunication Services 8.1%
   Cable & Wireless PLC ........................................................     United Kingdom  2,145,348  10,319,277
/a/Cia de Telecomunicaciones de Chile SA, ADR ..................................              Chile    251,452   3,384,544

                                       243

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST



Templeton International Securities Fund                                                 COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Diversified Telecommunication Services (cont.)
   Korea Telecom Corp., ADR ....................................................        South Korea   306,880  $ 6,238,870
   Nippon Telegraph & Telephone Corp. ..........................................              Japan     2,248    7,324,096
/a/Pacific Century Regional Developments Ltd. ..................................          Singapore 6,410,127    1,978,756
   Philippine Long Distance Telephone Co., ADR .................................        Philippines   502,088    4,137,205
   Telecom Corp. of New Zealand Ltd. ...........................................        New Zealand 2,964,626    6,172,344
   Telefonica SA, ADR ..........................................................              Spain   308,024   12,345,602
   Telefonos de Mexico SA de CV (TELMEX), L, ADR ...............................             Mexico   333,129   11,666,178
                                                                                                                ----------
                                                                                                                63,566,872
                                                                                                                ----------
   Electric Utilities 6.8%
   CLP Holdings Ltd. ...........................................................          Hong Kong 1,848,189    7,051,126
   E.On AG .....................................................................            Germany   249,653   12,981,805
   Endesa SA ...................................................................              Spain   547,398    8,563,680
   Iberdrola SA, Br. ...........................................................              Spain   918,222   11,953,099
   Korea Electric Power Corp. ..................................................        South Korea   250,000    4,130,187
   Powergen PLC ................................................................     United Kingdom   851,059    9,351,616
                                                                                                                ----------
                                                                                                                54,031,513
                                                                                                                ----------
   Electrical Equipment .7%
   Alstom SA ...................................................................             France   528,574    5,878,326
                                                                                                                ----------
   Electronic Equipment & Instruments 1.4%
   Hitachi Ltd. ................................................................              Japan 1,494,867   10,949,735
                                                                                                                ----------
   Food & Drug Retailing 1.5%
   J.Sainsbury PLC .............................................................     United Kingdom 2,300,000   12,251,492
                                                                                                                ----------
   Food Products 2.2%
   Unilever PLC ................................................................     United Kingdom 2,112,924   17,343,751
                                                                                                                ----------
   Health Care Equipment & Supplies 1.1%
   Amersham PLC ................................................................     United Kingdom   918,222    8,694,613
                                                                                                                ----------
   Health Care Providers & Services 1.2%
   Mayne Nickless Ltd., A ......................................................          Australia 2,589,088    9,118,420
                                                                                                                ----------
   Hotels Restaurants & Leisure .6%
   P & O Princess Cruises PLC ..................................................     United Kingdom   789,853    4,598,184
                                                                                                                ----------
   Household Durables 2.3%
   Koninklijke Philips Electronics NV ..........................................        Netherlands   392,839   11,675,793
   Sony Corp. ..................................................................              Japan   146,634    6,701,798
                                                                                                                ----------
                                                                                                                18,377,591
                                                                                                                ----------
   Insurance 7.5%
   Ace Ltd. ....................................................................            Bermuda   313,503   12,587,145
   AXA SA ......................................................................             France   479,792   10,026,550
   AXA SA, 144A ................................................................             France    40,480      845,939
   Scor SA .....................................................................             France   145,685    4,593,315
   Swiss Reinsurance Co. .......................................................        Switzerland   140,118   14,094,086
   XL Capital Ltd., A ..........................................................            Bermuda    99,328    9,074,606
   Zurich Financial Services AG ................................................        Switzerland    32,812    7,697,801
                                                                                                                ----------
                                                                                                                58,919,442
                                                                                                                ----------
   Machinery 3.6%
   IHC Caland NV ...............................................................        Netherlands   109,264    5,107,658
   Invensys PLC ................................................................     United Kingdom 4,349,526    7,548,843
   Komatsu Ltd. ................................................................              Japan 2,196,343    7,859,643
   Volvo AB, B .................................................................             Sweden   491,704    8,249,988
                                                                                                                ----------
                                                                                                                28,766,132
                                                                                                                ----------
   Marine .3%
   Peninsular & Oriental Steam Navigation Co. ..................................     United Kingdom   789,853    2,733,045
                                                                                                                ----------


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Templeton International Securities Fund                                                 COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)

   Media 1.9%
   United Business Media PLC....................................................     United Kingdom   187,000  $ 1,683,598
   Wolters Kluwer NV............................................................        Netherlands   600,280   13,682,935
                                                                                                               -----------
                                                                                                                15,366,533
                                                                                                               -----------
   Metals & Mining 2.9%
   Barrick Gold Corp. ..........................................................             Canada   428,374    6,829,831
   BHP Billiton Ltd. ...........................................................          Australia 1,338,050    7,191,939
   Pechiney SA, A...............................................................             France   174,700    9,006,518
                                                                                                               -----------
                                                                                                                23,028,288
                                                                                                               -----------
   Multiline Retail 1.9%
   Hudsons Bay Co. .............................................................             Canada   210,238    1,909,758
   Marks & Spencer PLC..........................................................     United Kingdom 2,543,110   13,361,413
                                                                                                               -----------
                                                                                                                15,271,171
                                                                                                               -----------
   Oil & Gas 5.9%
   Eni SpA......................................................................              Italy   955,840   11,983,213
   Repsol YPF SA................................................................              Spain   730,405   10,652,783
   Shell Transport & Trading Co. PLC............................................     United Kingdom 1,679,653   11,538,295
   Total Fina Elf SA, B.........................................................             France    86,277   12,322,103
                                                                                                               -----------
                                                                                                                46,496,394
                                                                                                               -----------
   Paper & Forest Products 1.8%
   Stora Enso OY, R.............................................................            Finland   584,330    7,408,781
   UPM-Kymmene Corp. ...........................................................            Finland   204,542    6,784,131
                                                                                                               -----------
                                                                                                                14,192,912
                                                                                                               -----------
   Pharmaceuticals 5.7%
   Aventis SA...................................................................             France   177,648   12,614,686
/a/Elan Corp. PLC, ADR..........................................................     Irish Republic   232,119   10,459,282
   Merck KGAA...................................................................            Germany   316,710   11,590,150
   Ono Pharmaceutical Co. Ltd. .................................................              Japan   335,000   10,070,960
                                                                                                               -----------
                                                                                                                44,735,078
                                                                                                               -----------
   Real Estate 2.2%
   Cheung Kong Holdings Ltd. ...................................................          Hong Kong 1,681,137   17,462,775
                                                                                                               -----------
   Road & Rail 2.3%
   Nippon Express Co. Ltd. .....................................................              Japan 2,115,342    7,182,414
   Stagecoach Group PLC.........................................................     United Kingdom 9,856,847   10,615,728
                                                                                                               -----------
                                                                                                                17,798,142
                                                                                                               -----------
   Semiconductor Equipment & Products 1.5%
   Samsung Electronics Co. Ltd. ................................................        South Korea    54,850   11,650,666
                                                                                                               -----------
   Wireless Telecommunication Services .7%
/a/China Mobile (Hong Kong) Ltd. ...............................................              China   113,500      399,543
   Smartone Telecommunications Holdings Ltd. ...................................          Hong Kong 4,459,118    5,318,107
                                                                                                               -----------
                                                                                                                 5,717,650
                                                                                                               -----------
   Total Common Stocks (Cost $769,559,540)                                                                     731,174,784
                                                                                                               -----------
   Preferred Stocks 2.7%
   Volkswagen AG, pfd. .........................................................            Germany   160,254    4,944,217
   Telecomunicacoes Brasileiras SA, ADR, pfd. ..................................             Brazil   129,339    5,173,560
   Cia Vale Do Rio Doce, ADR, pfd. A............................................             Brazil   204,192    4,820,973
   Petroleo Brasileiro SA, pfd. ................................................             Brazil   300,000    6,641,420
                                                                                                               -----------
   Total Preferred Stocks (Cost $24,812,147)....................................                                21,580,170
                                                                                                               -----------
   Total Long Term Investments (Cost $794,371,687)..............................                               752,754,951
                                                                                                               -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Templeton International Securities Fund                                                 COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
/b/Short Term Investments 6.5%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
   (Cost $51,631,985) ................................................................United States 51,631,985 $ 51,631,985
                                                                                                               ------------
   Total Investments (Cost $846,003,672) 101.7% ......................................                          804,386,936
   Other Assets, less Liabilities (1.7)% .............................................                          (13,662,039)
                                                                                                               ------------
   Total Net Assets 100.0% ...........................................................                         $790,724,897
                                                                                                               ============































/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2001


Templeton International Smaller Companies Fund                                          COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks 93.4%
   Auto Components 1.0%
   Italdesign-Giugiaro SpA .....................................................              Italy     85,000 $   293,654
                                                                                                               -----------
   Banks 5.5%
   Banca Popolare di Verona SCRL ...............................................              Italy     41,250     404,019
   Bayerische Hypo-Und Vereinsbank AG, 144A ....................................            Germany      6,260     191,910
   Dah Sing Financial Holdings Ltd. ............................................          Hong Kong     90,400     427,779
   Laurentian Bank of Canada ...................................................             Canada     29,465     610,989
                                                                                                               -----------
                                                                                                                 1,634,697
                                                                                                               -----------
   Beverages .9%
   Grupo Continental SA ........................................................             Mexico    175,040     257,735
                                                                                                               -----------
   Building Products 2.4%
   Novar PLC ...................................................................     United Kingdom    122,640     225,789
   Uralita SA ..................................................................              Spain     93,959     492,764
                                                                                                               -----------
                                                                                                                   718,553
                                                                                                               -----------
   Chemicals .7%
   Yule Catto & Company PLC ....................................................     United Kingdom     64,300     206,348
                                                                                                               -----------
   Commercial Services & Supplies 5.4%
   Arcadis NV ..................................................................        Netherlands     54,418     453,043
   GTC Transcontinental Group Ltd., B ..........................................             Canada     36,925     611,850
   Vedior NV ...................................................................        Netherlands     43,750     524,724
                                                                                                               -----------
                                                                                                                 1,589,617
                                                                                                               -----------
   Communications Equipment .8%
   Twentsche Kabel Holdings NV .................................................        Netherlands     13,940     230,867
                                                                                                               -----------
/a/Computers & Peripherals 1.8%
   ATI Technologies Inc. .......................................................             Canada     43,260     544,730
                                                                                                               -----------
   Construction & Engineering 4.5%
   Grupo Dragados SA ...........................................................              Spain     55,405     741,470
   Imtech NV ...................................................................        Netherlands      7,629     142,786
   Kurita Water Industries Ltd. ................................................              Japan     35,000     434,496
                                                                                                               -----------
                                                                                                                 1,318,752
                                                                                                               -----------
   Construction Materials 1.4%
   Gujarat Ambuja Cements Ltd. .................................................              India    108,570     427,683
                                                                                                               -----------
   Distributors 1.5%
   LI & Fung Ltd. ..............................................................          Hong Kong    384,000     430,888
                                                                                                               -----------
   Diversified Financials 4.2%
/a/D. Carnegie & Co. AB ........................................................             Sweden     34,750     433,973
   Housing Development Finance Corp. Ltd. ......................................              India     38,320     526,920
/a/Vontobel Holding AG .........................................................        Switzerland     10,375     268,710
                                                                                                               -----------
                                                                                                                 1,229,603
                                                                                                               -----------
   Diversified Telecommunication Services 1.7%
   Asia Satellite Telecommunications Holdings Ltd. .............................          Hong Kong    295,500     492,636
                                                                                                               -----------
   Electrical Equipment 3.3%
   Draka Holding NV ............................................................        Netherlands      8,040     282,773
   Halla Climate Control Co. Ltd. ..............................................        South Korea     24,690     676,696
                                                                                                               -----------
                                                                                                                   959,469
                                                                                                               -----------

   Electronic Equipment & Instruments 3.3%
   Dae Duck Electronics Co. Ltd. ...............................................        South Korea     56,689     552,432
   Kardex AG, Br. ..............................................................        Switzerland      1,426     249,083
   Laird Group PLC .............................................................     United Kingdom     80,890     186,008
                                                                                                               -----------
                                                                                                                   987,523
                                                                                                               -----------

                                       247

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


Templeton International Smaller Companies Fund                                          COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Food & Drug Retailing 1.4%
   North West Company Fund .....................................................             Canada    40,920 $    416,057
                                                                                                               -----------
   Food Products 2.9%
   Geest PLC ...................................................................     United Kingdom    58,390      627,580
   Kamps AG ....................................................................            Germany    27,140      217,489
                                                                                                               -----------
                                                                                                                   845,069
                                                                                                               -----------
   Gas Utilities .8%
   Gas Authority of India Ltd., GDR, 144A ......................................              India    30,270      242,160
                                                                                                               -----------
   Health Care Equipment & Supplies .8%
   Moulin International Holdings Ltd. ..........................................          Hong Kong 2,957,176      238,915
                                                                                                               -----------
   Health Care Providers & Services 5.2%
   Gehe AG .....................................................................            Germany    16,165      626,110
   OPG Groep NV ................................................................        Netherlands    26,600      918,254
                                                                                                               -----------
                                                                                                                 1,544,364
                                                                                                               -----------
   Household Durables 5.4%
/a/Corporacion Geo SA, B .......................................................             Mexico   130,500      209,233
   Sangetsu Co. Ltd. ...........................................................              Japan    29,000      398,291
   Techtronic Industries Co. Ltd. ..............................................          Hong Kong 2,430,000      973,826
                                                                                                               -----------
                                                                                                                 1,581,350
                                                                                                               -----------
   Industrial Conglomerates 1.9%
   Aalberts Industries NV ......................................................        Netherlands    27,870      547,181
                                                                                                               -----------
   IT Consulting & Services 1.1%
   Meitec Corp. ................................................................              Japan    10,000      244,163
   Satyam Computers Services Ltd. ..............................................              India    18,000       88,208
                                                                                                               -----------
                                                                                                                   332,371
                                                                                                               -----------
   Leisure Equipment & Products 2.2%
   Amer Group Ltd., A ..........................................................            Finland    25,115      659,691
                                                                                                               -----------
   Machinery 4.5%
   IHC Caland NV ...............................................................        Netherlands     3,305      154,496
   KCI Konecranes International PLC ............................................            Finland    13,650      346,388
   Metso OY ....................................................................            Finland    39,810      418,273
   Swisslog Holding AG .........................................................        Switzerland    12,455      240,060
   Weir Group PLC ..............................................................     United Kingdom    46,499      163,433
                                                                                                               -----------
                                                                                                                 1,322,650
                                                                                                               -----------
   Media 4.6%
/a/IM Internationalmedia AG ....................................................            Germany     9,750      195,332
   SCMP Group Ltd. .............................................................          Hong Kong   642,000      403,419
   Torstar Corp., B ............................................................             Canada    54,425      756,921
                                                                                                               -----------
                                                                                                                 1,355,672
                                                                                                               -----------
   Metals & Mining 1.0%
   Iluka Resources Ltd. ........................................................          Australia   129,125      294,140
                                                                                                               -----------
   Multiline Retail 5.1%
   Debenhams PLC ...............................................................     United Kingdom   100,185      603,647
   Galeries Lafayette SA .......................................................             France     4,340      590,857
   Takashimaya Co. Ltd. ........................................................              Japan    51,000      300,801
                                                                                                               -----------
                                                                                                                 1,495,305
                                                                                                               -----------
   Paper & Forest Products 1.6%
   Hung Hing Printing Group Ltd. ...............................................          Hong Kong 1,072,000      467,411
                                                                                                               -----------
   Pharmaceuticals 3.5%
   Ono Pharmaceutical Co. Ltd. .................................................              Japan    16,000      481,001
   Orion Yhtyma \OY, B .........................................................            Finland    31,140      551,769
                                                                                                               -----------
                                                                                                                 1,032,770
                                                                                                               -----------

                                      248

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Templeton International Smaller Companies Fund                                          COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   Common Stocks (cont.)
   Road & Rail 2.3%
   Stagecoach Group PLC ........................................................     United Kingdom   313,980  $   338,153
   Transportes Azkar SA ........................................................              Spain    69,995      339,040
                                                                                                               -----------
                                                                                                                   677,193
                                                                                                               -----------
   Semiconductor Equipment & Products 1.7%
   ASM Pacific Technology Ltd. .................................................          Hong Kong   252,500      497,044
                                                                                                               -----------
   Specialty Retail 4.8%
   Athlon Groep NV .............................................................        Netherlands    25,515      312,380
   Dickson Concepts International Ltd. .........................................          Hong Kong   326,000       68,981
   Giordano International Ltd. .................................................          Hong Kong 2,350,000    1,039,710
                                                                                                               -----------
                                                                                                                 1,421,071
                                                                                                               -----------
   Trading Companies & Distributors 1.1%
   Danske Traelast AS ..........................................................            Denmark    30,450      337,304
                                                                                                               -----------
   Transportation Infrastructure 1.9%
/a/Grupo Aeroportuario Del Sureste SA de CV, ADR ...............................             Mexico    18,575      286,055
   Japan Airport Terminal Co. Ltd. .............................................              Japan    39,000      278,231
                                                                                                               -----------
                                                                                                                   564,286
                                                                                                               -----------
/a/Wireless Telecommunication Services 1.2%
   Millicom International Cellular SA. .........................................         Luxembourg    29,975      364,198
                                                                                                               -----------
   Total Common Stocks (Cost $25,120,756) ......................................                                27,558,957
                                                                                                               -----------
   Preferred Stocks 1.9%
   Hugo Boss AG, pfd. (Cost $380,210) ..........................................            Germany    27,485      572,660
                                                                                                               -----------
   Total Long Term Investments (Cost $25,500,966) ..............................                                28,131,617
                                                                                                               -----------
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                                     ---------
/b/Repurchase Agreement 4.7%
   Dresdner Kleinwort Wasserstein Securities, LLC, 1.55%, 1/02/02
    (Maturity Value $1,379,119) (Cost $1,379,000) Collateralized by U.S.
    Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities ....      United States $1,379,000   1,379,000
                                                                                                               -----------
Total Investments (Cost $26,879,966) 100.0% ....................................                                29,510,617
 Other Assets, less Liabilities ................................................                                    (3,095
                                                                                                               -----------
 Total Net Assets 100.0% .......................................................                               $29,507,522
                                                                                                               ===========

/a/Non-income producing
/b/See note 1(c) regarding repurchase agreement.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statements of Assets and Liabilities
December 31, 2001

                                                      Franklin     Franklin Global  Franklin Global     Franklin
                                                 Aggressive Growth  Communications    Health Care   Growth and Income  Franklin High
                                                  Securities Fund  Securities Fund  Securities Fund  Securities Fund    Income Fund
                                                 -----------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost..........................................    $ 7,562,380     $ 263,974,400     $26,312,975      $542,544,538    $236,941,686
                                                 ----------------------------------------------------------------------------------
  Value.........................................      8,314,859       232,653,095      28,585,078       641,143,208     147,037,890
 Repurchase agreements, at value and cost.......                       32,910,907               -        16,894,312       2,955,561
 Receivables:
  Investment securities sold....................        120,950                 -               -                 -               -
  Capital shares sold...........................              -               275             212            93,739           5,479
  Dividends and interest........................              -           222,186          14,127         1,672,460       3,147,447
                                                 ----------------------------------------------------------------------------------
    Total assets................................      8,435,809       265,786,463      28,599,417       659,803,719     153,146,377
                                                 ----------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased...............        120,122                 -               -                 -               -
  Capital shares redeemed.......................            910           191,051          69,209           821,281         152,957
  Affiliates....................................          4,715           123,464          18,712           276,186          77,774
  Professional fees.............................         12,818            39,496          16,381            31,025          23,213
 Funds advanced by custodian....................              -            -                    -                 -         114,721
 Other liabilities..............................            837            65,647           2,304            35,332          22,489
                                                 ----------------------------------------------------------------------------------
    Total liabilities...........................        139,402           419,658         106,606         1,163,824         391,154
                                                 ----------------------------------------------------------------------------------
     Net assets, at value.......................    $ 8,296,407     $ 265,366,805     $28,492,811      $658,639,895    $152,755,223
                                                 ----------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income............    $         -     $   1,658,752     $         -       $16,763,647     $16,872,617
 Net unrealized appreciation (depreciation).....        752,479       (31,321,575)      2,272,103        98,598,670     (89,903,796)
 Accumulated net realized gain (loss)...........     (7,955,722)     (177,242,730)       (829,928)       35,653,057     (45,836,594)
 Capital shares.................................     15,499,650       472,272,358      27,050,636       507,624,521     271,622,996
                                                 ----------------------------------------------------------------------------------
    Net assets, at value........................    $ 8,296,407     $ 265,366,805     $28,492,811      $658,639,895    $152,755,223
                                                 ----------------------------------------------------------------------------------
Class 1:
 Net assets, at value...........................    $ 8,293,819     $ 265,054,650     $27,192,921      $646,851,078    $151,923,602
                                                 ----------------------------------------------------------------------------------
 Shares outstanding.............................      1,414,103        38,608,946       2,098,974        42,357,210      20,418,728
                                                 ----------------------------------------------------------------------------------
 Net asset value and offering price per share...          $5.87             $6.87          $12.96            $15.27           $7.44
                                                 ----------------------------------------------------------------------------------
Class 2:
 Net assets, at value...........................    $     2,588     $     312,155     $ 1,299,890      $ 11,788,817    $    831,621
                                                 ----------------------------------------------------------------------------------
 Shares outstanding.............................            442            45,669         100,946           775,440         112,252
                                                 ----------------------------------------------------------------------------------
 Net asset value and offering price per share...          $5.86             $6.84          $12.88            $15.20           $7.41
                                                 ----------------------------------------------------------------------------------

                       See notes to financial statements.

Franklin Templeton Variable Insurance Products Trust

December 31, 2001

                                                                Franklin Large     Franklin         Franklin       Franklin
                                              Franklin Income     Cap Growth     Money Market  Natural Resources  Real Estate
                                              Securities Fund   Securities Fund     Fund        Securities Fund      Fund
                                             ---------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................    $555,750,271     $265,597,432   $191,411,826      $ 28,869,999    $167,215,567
                                             ---------------------------------------------------------------------------------
  Value ....................................     497,828,163      294,604,187    191,411,826        30,641,124     209,903,886
 Repurchase agreements, at value and cost ..      47,102,183       10,151,017     11,115,000         2,516,076      20,352,302
 Cash ......................................              --               --          2,256                --           3,077
 Receivables:
  Investment securities sold ...............       2,118,350        2,837,457             --            55,088              --
  Capital shares sold ......................          40,078          553,267            513                --         172,239
  Dividends and interest ...................       6,585,750          278,914        188,687             4,867       1,269,158
                                             ---------------------------------------------------------------------------------
      Total assets .........................     553,674,524      308,424,842    202,718,282        33,217,155     231,700,662
                                             ---------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........      17,059,359        1,970,382             --                --       1,407,576
  Capital shares redeemed ..................         213,060          792,325        726,900            26,730         179,982
  Affiliates ...............................         229,695          195,942        101,135            20,214         141,637
  Professional fees ........................          30,435           17,884         12,325             9,725          13,557
 Distributions to shareholders .............              --               --            189                --              --
 Other liabilities .........................          28,851           23,308         14,949             3,224           9,009
                                             ---------------------------------------------------------------------------------
      Total liabilities ....................      17,561,400        2,999,841        855,498            59,893       1,751,761
                                             ---------------------------------------------------------------------------------
       Net assets, at value ................    $536,113,124     $305,425,001   $201,862,784      $ 33,157,262    $229,948,901
                                             ---------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .......    $ 42,722,222     $  2,015,780   $         --      $    359,755    $  9,745,671
 Net unrealized appreciation (depreciation)      (57,941,006)      29,006,755             --         1,771,125      42,688,319
 Accumulated net realized gain (loss) ......       8,383,578      (22,420,784)            --       (19,347,376)    (13,642,224)
 Capital shares ............................     542,948,330      296,823,250    201,862,784        50,373,758     191,157,135
                                             ---------------------------------------------------------------------------------
       Net assets, at value ................    $536,113,124     $305,425,001   $201,862,784      $ 33,157,262    $229,948,901
                                             ---------------------------------------------------------------------------------
Class 1:
 Net assets, at value ......................    $527,046,531     $300,134,999   $200,910,753      $ 26,569,634    $134,057,649
                                             ---------------------------------------------------------------------------------
 Shares outstanding ........................      40,671,125       20,668,873    200,910,753         2,235,088       7,391,519
                                             ---------------------------------------------------------------------------------
 Net asset value and offering price per share         $12.96           $14.52          $1.00            $11.89          $18.14
                                             ---------------------------------------------------------------------------------
Class 2:
 Net assets, at value ......................    $  9,066,593     $  5,290,002   $    952,031      $  6,587,628    $ 95,891,252
                                             ---------------------------------------------------------------------------------
 Shares outstanding ........................         703,868          366,638        952,031           556,891       5,329,114
                                             ---------------------------------------------------------------------------------
 Net asset value and offering price per share         $12.88           $14.43          $1.00            $11.83          $17.99
                                             ---------------------------------------------------------------------------------

                       See notes to financial statements.                    251

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Assets and Liabilities (cont.)
December 31, 2001

                                                     Franklin     Franklin     Franklin        Franklin        Franklin
                                                 Rising Dividends  S&P 500     Small Cap      Technology   U.S. Government
                                                 Securities Fund   Index Fund     Fund     Securities Fund      Fund
                                                --------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ........................................   $244,466,162   $70,959,865  $621,311,902   $13,736,456     $394,085,829
                                                --------------------------------------------------------------------------
  Value .......................................    357,563,936    65,312,234   670,410,104    13,972,080      405,049,099
 Repurchase agreements, at value and cost .....             --            --            --            --       18,008,865
 Receivables:
  Investment securities sold ..................      1,741,198         8,450     1,741,358       103,393           78,666
  Capital shares sold .........................         26,002       150,476     1,776,297        25,856          113,307
  Dividends and interest ......................        612,991        62,271       140,473           451        2,808,014
 Other assets .................................             --        52,618            --            --               --
                                                --------------------------------------------------------------------------
      Total assets ............................    359,944,127    65,586,049   674,068,232    14,101,780      426,057,951
                                                --------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .............        241,700       435,426     1,088,505       207,809        9,741,795
  Capital shares redeemed .....................        270,448        60,858     3,969,392           884          282,460
  Affiliates ..................................        227,392        37,726       540,651        12,298          189,643
  Professional fees ...........................         18,640        13,834        26,390        13,615           11,001
  Variation margin (Note 1) ...................             --        20,200            --            --               --
 Other liabilities ............................         18,702        29,791        86,464           732           23,780
                                                --------------------------------------------------------------------------
      Total liabilities .......................        776,882       597,835     5,711,402       235,338       10,248,679
                                                --------------------------------------------------------------------------
       Net assets, at value ...................   $359,167,245   $64,988,214  $668,356,830   $13,866,442     $415,809,272
                                                --------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ..........   $  4,796,344   $   523,987  $  2,200,458   $        --     $ 26,340,500
 Net unrealized appreciation (depreciation) ...    113,097,774    (5,604,144)   49,098,202       235,624       10,963,270
 Accumulated net realized gain (loss) .........      6,904,626    (6,773,917)  (46,782,802)   (9,378,500)     (14,135,844)
 Capital shares ...............................    234,368,501    76,842,288   663,840,972    23,009,318      392,641,346
                                                --------------------------------------------------------------------------
       Net assets, at value ...................   $359,167,245   $64,988,214  $668,356,830   $13,866,442     $415,809,272
                                                --------------------------------------------------------------------------
Class 1:
 Net assets, at value .........................   $347,336,284   $43,643,373  $266,693,879   $ 5,126,422     $392,453,330
                                                --------------------------------------------------------------------------
 Shares outstanding ...........................     24,484,537     5,200,643    14,844,628       958,308       29,818,042
                                                --------------------------------------------------------------------------
 Net asset value and offering price per share .         $14.19         $8.39        $17.97         $5.35           $13.16
                                                --------------------------------------------------------------------------
Class 2:
 Net assets, at value .........................   $ 11,830,961   $ 1,592,337  $401,662,951   $ 8,740,020     $ 23,355,942
                                                --------------------------------------------------------------------------
 Shares outstanding ...........................        839,923       190,225    22,504,648     1,639,857        1,785,431
                                                --------------------------------------------------------------------------
 Net asset value and offering price per share .         $14.09         $8.37        $17.85         $5.33           $13.08
                                                --------------------------------------------------------------------------
Class 3:
 Net assets, at value .........................             --   $19,752,504            --            --               --
                                                --------------------------------------------------------------------------
 Shares outstanding ...........................             --     2,371,842            --            --               --
                                                --------------------------------------------------------------------------
 Net asset value and offering price per share .             --         $8.33            --            --               --
                                                --------------------------------------------------------------------------

252                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Assets and Liabilities (cont.)
December 31, 2001

                                                    Franklin       Franklin     Franklin        Mutual          Mutual
                                                      Value       Zero Coupon  Zero Coupon    Discovery         Shares
                                                 Securities Fund  Fund - 2005  Fund - 2010 Securities Fund  Securities Fund
                                                ------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................     $61,860,614   $53,196,386   $45,265,658  $154,084,543      $599,367,018
                                                ------------------------------------------------------------------------------
  Value ......................................      67,098,931    59,573,877    50,398,400   165,838,523       665,968,050
 Repurchase agreements, at value and cost ....              --       864,132       680,829            --                --
 Cash ........................................              --            --            --        55,417           498,168
 Foreign cash, at value (cost $5,280,665 and
  $1,221,163, respectively) ..................              --            --            --     5,296,688         1,232,762
 Receivables:
  Investment securities sold .................          75,087            --            --       423,344           846,310
  Capital shares sold ........................         131,289         7,348        18,926        20,450         2,171,192
  Dividends and interest .....................          40,712            --            --       358,473           864,758
 Unrealized gain on forward exchange contracts
  (Note 6) ...................................              --            --            --       618,532           483,012
 Other assets ................................              --            --            --        16,390                --
                                                -----------------------------------------------------------------------------
      Total assets ...........................      67,346,019    60,445,357    51,098,155   172,627,817       672,064,252
                                                -----------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............         379,550            --            --       621,785         8,160,832
  Capital shares redeemed ....................          16,168       165,257        55,333       926,024           654,309
  Affiliates .................................          50,502        31,558        26,505       139,770           491,414
  Professional fees ..........................          12,139        12,202        12,199        14,007            20,412
 Securities sold short, at value (proceeds
  $34,937 and $99,246, respectively) .........              --            --            --        33,864            96,174
 Unrealized loss on forward exchange contracts
  (Note 6) ...................................              --            --            --       542,286           607,150
 Due to broker- variation margin .............              --            --            --        96,894             6,349
 Other liabilities ...........................           1,809         3,578         2,495        44,958            70,389
                                                ------------------------------------------------------------------------------
      Total liabilities ......................         460,168       212,595        96,532     2,419,588        10,107,029
                                                -----------------------------------------------------------------------------
       Net assets, at value ..................     $66,885,851   $60,232,762   $51,001,623  $170,208,229      $661,957,223
                                                ------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income .........     $   457,436   $ 3,567,384   $ 3,017,107  $  2,400,505      $  6,140,179
 Net unrealized appreciation .................       5,238,317     6,377,491     5,132,742    11,771,186        66,492,299
 Accumulated net realized gain ...............       2,902,186       431,538     2,099,600     2,144,628        14,845,412
 Capital shares ..............................      58,287,912    49,856,349    40,752,174   153,891,910       574,479,333
                                                ------------------------------------------------------------------------------
       Net assets, at value ..................     $66,885,851   $60,232,762   $51,001,623  $170,208,229      $661,957,223
                                                -----------------------------------------------------------------------------
Class 1:
 Net assets, at value ........................     $32,603,594   $60,232,762   $51,001,623  $164,526,916      $399,335,762
                                                ------------------------------------------------------------------------------
 Shares outstanding ..........................       2,971,440     3,760,317     3,326,015    13,099,747        28,362,578
                                                -----------------------------------------------------------------------------
 Net asset value and offering price per share           $10.97        $16.02        $15.33        $12.56            $14.08
                                                -----------------------------------------------------------------------------
Class 2:
 Net assets, at value ........................     $34,282,257            --            --  $  5,681,313      $262,621,461
                                                ------------------------------------------------------------------------------
 Shares outstanding ..........................       3,147,061            --            --       454,550        18,721,287
                                                -----------------------------------------------------------------------------
 Net asset value and offering price per share           $10.89            --            --        $12.50            $14.03
                                                ------------------------------------------------------------------------------

                       See notes to financial statements.                    253

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Assets and Liabilities (cont.)
December 31, 2001

                                                  Templeton        Templeton         Templeton       Templeton          Templeton
                                               Asset Strategy  Developing Markets  Global Income       Growth         International
                                                     Fund       Securities Fund   Securities Fund  Securities Fund   Securities Fund
                                              --------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................    $563,914,358   $ 336,261,420      $ 62,387,902    $  950,205,673    $846,003,672
                                              --------------------------------------------------------------------------------------
  Value .....................................     537,428,112     310,838,033        59,962,766       938,650,070     804,386,936
  Repurchase agreement at value and cost ....              --              --         3,884,000       127,665,000              --
 Cash .......................................              --              --               632               346         121,496
 Foreign cash, at value (cost $778,489 and
  $7,958,712, respectively) .................              --         781,416                --                --       7,835,958
 Receivables:
  Investment securities sold ................              --       3,409,611                --        34,300,347          51,000
  Capital shares sold .......................          72,256         170,698                 8           557,770       3,485,273
  Dividends and interest ....................       3,424,363         394,837         1,390,973         2,654,011       2,912,629
                                              --------------------------------------------------------------------------------------
      Total assets ..........................     540,924,731     315,594,595        65,238,379     1,103,827,544     818,793,292
                                              --------------------------------------------------------------------------------------
Liabilities:
 Payables:

  Investment securities purchased ...........              --         490,583                --        20,984,149       1,654,800
  Capital shares redeemed ...................         353,528      10,072,953           109,263         1,171,833      25,318,072
  Affiliates ................................         356,203         391,712            35,591           783,933         649,743
  Transfer agent fees .......................          52,000           1,033               246             4,556          92,000
  Professional fees .........................          28,394          29,790            14,691            33,100          50,780
  Reports to shareholders ...................          85,000          48,576             5,860           120,000         300,000
 Funds advanced by custodian ................              --          41,780                --                --              --
 Other liabilities ..........................           2,000         148,449             6,252            80,000           3,000
                                              --------------------------------------------------------------------------------------
      Total liabilities .....................         877,125      11,224,876           171,903        23,177,571      28,068,395
                                              --------------------------------------------------------------------------------------
       Net assets, at value .................    $540,047,606   $ 304,369,719      $ 65,066,476    $1,080,649,973    $790,724,897
                                              --------------------------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income (loss) .    $  8,598,433   $   4,501,180      $   (204,621)   $   23,378,838    $ 13,066,295
 Net unrealized appreciation (depreciation) .     (26,510,434)    (25,442,396)       (2,427,324)      (11,706,744)    (41,811,270)
 Accumulated net realized gain (loss) .......      (8,301,940)   (210,915,093)      (12,363,359)       19,562,369     (25,468,206)
 Capital shares .............................     566,261,547     536,226,028        80,061,780     1,049,415,510     844,938,078
                                              --------------------------------------------------------------------------------------
       Net assets, at value .................    $540,047,606   $ 304,369,719      $ 65,066,476    $1,080,649,973    $790,724,897
                                              --------------------------------------------------------------------------------------
Class 1:
 Net assets, at value .......................    $501,073,706   $ 240,288,673      $ 63,780,693    $  966,725,309    $565,219,833
                                              --------------------------------------------------------------------------------------
 Shares outstanding .........................      32,311,711      50,303,607         5,598,769        87,162,797      47,706,144
                                              --------------------------------------------------------------------------------------
 Net asset value and offering price per share          $15.51           $4.78            $11.39            $11.09          $11.85
                                              --------------------------------------------------------------------------------------
Class 2:
 Net assets, at value .......................    $ 38,973,900   $  64,081,046      $  1,285,783    $  113,924,664    $225,505,064
                                              --------------------------------------------------------------------------------------
 Shares outstanding .........................       2,529,128      13,472,903           113,457        10,345,270      19,213,580
                                              --------------------------------------------------------------------------------------
 Net asset value and offering price per share          $15.41           $4.76            $11.33            $11.01          $11.74
                                              --------------------------------------------------------------------------------------

254                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Assets and Liabilities (cont.)
December 31, 2001

                                                                                    Templeton
                                                                               International Smaller
                                                                                   Companies Fund
                                                                               ---------------------
Assets:
 Investments in securities:
  Cost ......................................................................        $26,879,966
                                                                                     ------------
  Value .....................................................................         29,510,617
 Cash .......................................................................                739
 Receivables:
  Capital shares sold .......................................................              5,585
  Dividends .................................................................             93,273
                                                                                     ------------
      Total assets ..........................................................         29,610,214
Liabilities:
 Payables:
  Capital shares redeemed ...................................................             50,527
  Affiliates ................................................................             30,796
  Professional fees .........................................................             15,335
  Reports to shareholders ...................................................              2,400
 Other liabilities ..........................................................              3,634
                                                                                     ------------
      Total liabilities .....................................................            102,692
       Net assets, at value .................................................        $29,507,522
                                                                                     ------------

Net assets consist of:

 Undistributed net investment income ........................................        $   301,046
 Net unrealized appreciation ................................................          2,631,609
 Accumulated net realized loss ..............................................         (6,135,505)
 Capital shares .............................................................         32,710,372
                                                                                     ------------
       Net assets, at value .................................................        $29,507,522
                                                                                     ------------
Class 1:
 Net assets, at value .......................................................        $13,586,483
                                                                                     ------------
 Shares outstanding .........................................................          1,338,739
 Net asset value and offering price per share ...............................             $10.15
Class 2:
 Net assets, at value .......................................................        $15,921,039
                                                                                     ------------
 Shares outstanding .........................................................          1,572,388
 Net asset value and offering price per share ...............................             $10.13
                                                                                     ------------

                       See notes to financial statements.                    255

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)


Statements of Operations
for the year ended December 31, 2001


                                                     Franklin      Franklin Global  Franklin Global     Franklin
                                                 Aggressive Growth  Communications    Health Care   Growth and Income Franklin High
                                                  Securities Fund  Securities Fund  Securities Fund  Securities Fund   Income Fund
                                                 ---------------------------------------------------------------------------------
Investment income:
 Dividends ......................................$      44,708    $   1,637,132    $     229,625    $  17,530,444    $        --
 Interest .......................................        1,123        2,033,805             --          2,796,437       19,787,910
                                                 ---------------------------------------------------------------------------------
      Total investment income ...................       45,831        3,670,937          229,625       20,326,881       19,787,910
                                                 ---------------------------------------------------------------------------------
Expenses:

 Management fees (Note 3) .......................       45,387        1,890,733          205,549        3,503,479        1,004,788
 Administrative fees (Note 3) ...................       19,435             --             53,436             --               --
 Distribution fees - Class 2 (Note 3) ...........            3              894            1,871           15,677            1,606
 Transfer agent fees ............................          608            4,803            1,523           30,988            7,960
 Custodian fees .................................           85             --                706            7,364            1,588
 Reports to shareholders ........................        1,406           38,770            6,352           77,431           31,566
 Professional fees ..............................       15,531           42,409           26,315           34,164           30,759
 Trustees' fees and expenses ....................          104            3,910              373            7,293            1,773
 Other ..........................................           90            2,670              102            2,720            7,168
                                                 ---------------------------------------------------------------------------------
      Total expenses ............................       82,649        1,984,189          296,227        3,679,116        1,087,208
                                                 ---------------------------------------------------------------------------------
       Net investment income (loss) .............      (36,818)       1,686,748          (66,602)      16,647,765       18,700,702
                                                 ---------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
  Investments ...................................   (5,674,601)    (142,560,399)        (528,046)      37,731,780      (16,308,270)
  Foreign currency transactions .................         --            (85,607)           1,063             --               --
                                                 ---------------------------------------------------------------------------------
       Net realized gain (loss) .................   (5,674,601)    (142,646,006)        (526,983)      37,731,780      (16,308,270)
 Net unrealized appreciation (depreciation) on:
  Investments ...................................    3,431,979        3,510,239       (5,805,818)     (72,162,954)       6,997,700
  Translation of assets and liabilities
     denominated in foreign currencies ..........         --               (270)             201             --               --
                                                 ---------------------------------------------------------------------------------
       Net unrealized appreciation
                (depreciation) ..................    3,431,979        3,509,969       (5,805,617)     (72,162,954)       6,997,700
                                                 ---------------------------------------------------------------------------------
Net realized and unrealized loss ................   (2,242,622)    (139,136,037)      (6,332,600)     (34,431,174)      (9,310,570)
                                                 ---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ................................$  (2,279,440)   $(137,449,289)   $  (6,399,202)   $ (17,783,409)   $   9,390,132
                                                 ---------------------------------------------------------------------------------

256
                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2001

                                                                   Franklin Large      Franklin        Franklin        Franklin
                                                  Franklin Income    Cap Growth      Money Market  Natural Resources  Real Estate
                                                  Securities Fund  Securities Fund       Fund        Securities Fund     Fund
                                                  --------------------------------------------------------------------------------
Investment income:
 Dividends ......................................   $ 15,500,347    $  4,019,515     $        --    $    621,289    $  9,199,009
 Interest .......................................     34,296,138         828,546      12,551,575          61,301         604,032
                                                  --------------------------------------------------------------------------------
      Total investment income ...................     49,796,485       4,848,061      12,551,575         682,590       9,803,041
                                                  --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .......................      2,908,412       2,705,875       1,521,353         274,147       1,103,174
 Distribution fees - Class 2 (Note 3) ...........         12,489           5,556          74,103          14,624         134,146
 Transfer agent fees ............................         25,669          17,300          11,506           1,976           4,910
 Custodian fees .................................         26,420           3,606           2,976           1,827           2,419
 Reports to shareholders ........................         57,448          68,306          34,897           8,586          26,721
 Professional fees ..............................         85,824          22,856          16,507          15,466          21,833
 Trustees' fees and expenses ....................          5,960           3,708           2,859             455           1,874
 Other ..........................................         10,889             821           2,113             152             586
                                                  --------------------------------------------------------------------------------
      Total expenses ............................      3,133,111       2,828,028       1,666,314         317,233       1,295,663
                                                  --------------------------------------------------------------------------------
       Net investment income ....................     46,663,374       2,020,033      10,885,261         365,357       8,507,378
                                                  --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments ...................................      6,459,360     (20,528,995)            960      (2,530,906)      1,889,883
  Foreign currency transactions .................        (47,326)             --              --          (5,290)          2,026
                                                  --------------------------------------------------------------------------------
       Net realized gain (loss) .................      6,412,034     (20,528,995)            960      (2,536,196)      1,891,909
 Net unrealized appreciation (depreciation) on:
  Investments ...................................    (47,175,048)    (27,646,640)             --      (7,950,312)      5,340,960
  Translation of assets and liabilities
       denominated in foreign currencies ........        (17,606)             --             (30)         (1,082)
                                                  --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation)    (47,192,654)    (27,646,640)             --      (7,950,342)      5,339,878
                                                  --------------------------------------------------------------------------------

Net realized and unrealized gain (loss) .........    (40,780,620)    (48,175,635)            960     (10,486,538)      7,231,787
                                                  --------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ......................   $  5,882,754    $(46,155,602)   $ 10,886,221    $(10,121,181)   $ 15,739,165
                                                  ================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2001

                                                    Franklin         Franklin         Franklin         Franklin         Franklin
                                                 Rising Dividends     S&P 500         Small Cap       Technology     U.S. Government
                                                 Securities Fund    Index Fund          Fund        Securities Fund        Fund
                                                 -----------------------------------------------------------------------------------
Investment income:
 Dividends ....................................   $   7,495,017   $     781,734    $   7,635,116    $      99,366    $          --
 Interest .....................................              --           5,307           44,609               --       27,839,278
                                                  --------------------------------------------------------------------------------
      Total investment income .................       7,495,017         787,041        7,679,725           99,366       27,839,278
                                                  --------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .....................       2,608,589          80,998        2,848,023           63,523        2,151,631
 Administrative fees (Note 3) .................              --          55,651        1,555,535           30,329               --
 Distribution fees (Note 3)
  Class 2 .....................................          11,642             474          825,042           13,306           31,437
  Class 3 .....................................              --          35,069               --               --               --
 Transfer agent fees ..........................          14,175           5,337           28,630              560           16,965
 Transfer agent fees - Class 3 (Note 3) .......              --          46,681               --               --               --
 Custodian fees ...............................           3,443             528            4,696              117            4,252
 Reports to shareholders ......................          33,008          32,166          272,498            3,037           43,508
 Registration and filing fees .................              --              --               --            2,667               --
 Registration and filing fees - Class 3 .......              --          20,596               --               --               --
 Professional fees ............................          21,398          21,732           41,390           24,984           15,631
 Trustees' fees and expenses ..................           3,492             555            6,248              109            4,183
 Other ........................................             928           5,157            1,382               19           10,759
                                                  --------------------------------------------------------------------------------
      Total expenses ..........................       2,696,675         304,944        5,583,444          138,651        2,278,366
      Expenses waived/paid by affiliate -
         Class 3 (Note 3) .....................              --         (41,889)              --               --               --
                                                  --------------------------------------------------------------------------------
       Net expenses ...........................       2,696,675         263,055        5,583,444          138,651        2,278,366
                                                  --------------------------------------------------------------------------------
        Net investment income (loss) ..........       4,798,342         523,986        2,096,281          (39,285)      25,560,912
                                                  --------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
  Investments .................................       7,477,923      (5,212,974)     (28,388,342)      (7,742,740)       1,863,562
  Financial futures contracts .................              --        (493,752)              --               --               --
  Foreign currency transactions ...............              --              --               80              (15)              --
                                                  --------------------------------------------------------------------------------
       Net realized gain (loss) ...............       7,477,923      (5,706,726)     (28,388,262)      (7,742,755)       1,863,562
 Net unrealized appreciation (depreciation)
  on investments ..............................      33,117,628      (2,037,148)     (80,822,391)       3,434,350        3,462,516
                                                  --------------------------------------------------------------------------------
Net realized and unrealized gain (loss) .......      40,595,551      (7,743,874)    (109,210,653)      (4,308,405)       5,326,078
                                                  --------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..............................   $  45,393,893   $  (7,219,888)   $(107,114,372)   $  (4,347,690)   $  30,886,990
                                                  ================================================================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2001

                                                        Franklin         Franklin       Franklin         Mutual          Mutual
                                                          Value         Zero Coupon    Zero Coupon      Discovery        Shares
                                                     Securities Fund    Fund - 2005    Fund - 2010  Securities Fund  Securities Fund
                                                     -------------------------------------------------------------------------------
Investment income:(a)
 Dividends .........................................   $    867,204    $         --   $         --    $  2,950,628    $  5,181,424
 Interest ..........................................             --       3,978,889      3,374,777       2,184,457       6,551,082
                                                       ---------------------------------------------------------------------------
      Total investment income ......................        867,204       3,978,889      3,374,777       5,135,085      11,732,506
Expenses:
 Management fees (Note 3) ..........................        267,188         379,802        329,504       1,477,319       3,218,079
 Administrative fees (Note 3) ......................         70,585              --             --         276,996         754,929
 Distribution fees - Class 2 (Note 3) ..............         46,082              --             --           8,685         310,240
 Transfer agent fees ...............................          1,593           2,297          2,204              --              --
 Custodian fees ....................................            431             966            526          24,200          20,500
 Reports to shareholders ...........................          7,506           9,806          8,724          37,300         141,200
 Professional fees .................................         15,467          16,169         15,661          35,050          65,750
 Trustees' fees and expenses .......................            424             603            527           1,810           5,050
 Dividends for securities sold short ...............             --              --             --          29,997          54,842
 Other .............................................            144           1,143            450           4,600           7,600
                                                       ---------------------------------------------------------------------------
      Total expenses ...............................        409,420         410,786        357,596       1,895,957       4,578,190
                                                       ---------------------------------------------------------------------------
       Net investment income .......................        457,784       3,568,103      3,017,181       3,239,128       7,154,316
                                                       ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments
 Unaffiliated issuers ..............................      3,231,307         432,311      2,105,507      (1,082,496)     16,566,297
 Non-controlled affiliated issuers (Note 9) ........             --              --             --              --      (3,227,872)
Foreign currency transactions ......................            (17)             --             --       2,001,754       1,218,275
                                                       ---------------------------------------------------------------------------
       Net realized gain ...........................      3,231,290         432,311      2,105,507         919,258      14,556,700
Net unrealized appreciation (depreciation) on:
  Investments ......................................      1,845,897       1,200,230     (2,254,369)     (4,894,319)      9,988,499
  Translation of assets and liabilities denominated
   in foreign currencies ...........................             --              --             --       1,786,047       1,372,846
                                                       ---------------------------------------------------------------------------
       Net unrealized appreciation (depreciation) ..      1,845,897       1,200,230     (2,254,369)     (3,108,272)     11,361,345
                                                       ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............      5,077,187       1,632,541       (148,862)     (2,189,014)     25,918,045
                                                       ---------------------------------------------------------------------------
Net increase in net assets resulting from operations   $ 33,072,361    $  5,534,971   $  5,200,644    $  2,868,319    $  1,050,114
                                                       ===========================================================================

(a) Net of foreign taxes and fees of $235,043 for the Mutual Discovery Securities Fund.

                       See notes to financial statements.                    259

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2001


                                                   Templeton       Templeton         Templeton       Templeton        Templeton
                                                Asset Strategy Developing Markets  Global Income       Growth       International
                                                      Fund       Securities Fund  Securities Fund Securities Fund   Securities Fund
                                                  --------------------------------------------------------------------------------
Investment income:(a)
 Dividends .....................................  $ 12,106,846     $  9,439,400      $      --      $ 31,169,399      $20,938,847
 Interest ......................................     6,022,819        1,269,733       4,361,941        2,730,199          928,305
                                                  --------------------------------------------------------------------------------
      Total investment income ..................    18,129,665       10,709,133       4,361,941       33,899,598       21,867,152
Expenses:
 Management fees (Note 3) ......................     3,558,579        4,180,830         460,525        9,152,469        5,974,813
 Administrative fees (Note 3) ..................       825,204          481,526             --               --         1,154,256
 Distribution fees - Class 2 (Note 3) ..........        91,207          160,520           2,985          231,613          549,866
 Transfer agent fees ...........................        26,194           15,106           3,129           44,655           51,303
 Custodian fees ................................       139,793          372,979          24,980          224,337          251,539
 Reports to shareholders .......................       155,798          147,815          10,406          269,915          409,252
 Professional fees .............................        27,707           50,432          19,981           25,297           64,235
 Trustees' fees and expenses ...................         5,494            1,482             738           11,372            9,037
 Other .........................................         1,387               94              --            2,763            2,604
                                                  --------------------------------------------------------------------------------
      Total expenses ...........................     4,831,363        5,410,784         522,744        9,962,421        8,466,905
       Net investment income ...................    13,298,302        5,298,349       3,839,197       23,937,177       13,400,247

Realized and unrealized gains (losses):
  Net realized gain (loss) from:
  Investments ..................................    (9,989,025)     (63,346,439)     (4,443,372)      20,408,472      (25,330,468)
  Foreign currency transactions ................      (165,103)        (793,401)        (64,726)        (226,762)         (69,135)
                                                  --------------------------------------------------------------------------------
       Net realized gain (loss) ................   (10,154,128)     (64,139,840)     (4,508,098)      20,181,710      (25,399,603)
 Net unrealized appreciation (depreciation) on:
  Investments ..................................   (66,387,046)      34,414,962       2,445,629      (56,687,520)    (126,413,345)
  Translation of assets and liabilities
     denominated in foreign currencies .........       (77,335)         (19,009)        (46,845)        (151,141)        (194,534)
                                                  --------------------------------------------------------------------------------
       Net unrealized appreciation (depreciation)  (66,464,381)       34,395,953      2,398,784      (56,838,661)    (126,607,879)
Net realized and unrealized loss ...............   (76,618,509)     (29,743,887)     (2,109,314)     (36,656,951)    (152,007,482)
Net increase (decrease) in net assets resulting
 from operations ...............................  $(63,320,207)    $(24,445,538)     $1,729,883     $(12,719,774)   $(138,607,235)
                                                  ================================================================================

(a)  Net of foreign taxes and fees of $1,350,839, $748,351, $6,724, $2,255,176 and $2,173,414 for the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton Global Income Securities Fund, the Templeton Growth Securities Fund and the Templeton International Securities Fund, respectively.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Operations (cont.)
for the year ended December 31, 2001

                                                                                                      Templeton
                                                                                                 International Smaller
                                                                                                    Companies Fund
                                                                                                 ----------------------
Investment income:
(net of foreign taxes and fees of $86,804)
 Dividends ....................................................................................       $   767,491
 Interest .....................................................................................           178,729
                                                                                                      ------------
      Total investment income .................................................................           946,220
                                                                                                      ------------

Expenses:
 Management fees (Note 3) .....................................................................           263,757
 Administrative fees (Note 3) .................................................................            46,552
 Distribution fees - Class 2 (Note 3) .........................................................            34,759
 Transfer agent fees ..........................................................................             1,432
 Custodian fees ...............................................................................            12,027
 Reports to shareholders ......................................................................             9,142
 Professional fees ............................................................................            27,878
 Trustees' fees and expenses ..................................................................               303
 Other ........................................................................................                56
                                                                                                      ------------
      Total expenses ..........................................................................           395,906
                                                                                                      ------------
       Net investment income ..................................................................           550,314
                                                                                                      ------------
Realized and unrealized gains (losses):
Net realized loss from:
  Investments .................................................................................        (1,909,245)
  Foreign currency transactions ...............................................................           (35,023)
                                                                                                      ------------
Net realized loss (1,944,268) Net unrealized appreciation on:
  Investments .................................................................................           843,211
  Translation of assets and liabilities denominated in foreign currencies .....................               958
                                                                                                      ------------
       Net unrealized appreciation ............................................................           844,169
                                                                                                      ------------
Net realized and unrealized loss ..............................................................        (1,100,099)
                                                                                                      ------------
Net decrease in net assets resulting from operations ..........................................       $  (549,785)
                                                                                                      ============


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                            Franklin Aggressive             Franklin Global                Franklin Global Health
                                           Growth Securities Fund    Communications Securities Fund         Care Securities Fund
                                       ---------------------------------------------------------------------------------------------
                                             2001          2000(a)          2001            2000             2001           2000
                                       ---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......   $   (36,818)   $    17,512    $   1,686,748    $   4,512,037    $    (66,602)   $    46,930
  Net realized gain (loss)
   from investments and foreign
   currency transactions ............    (5,674,601)    (2,281,509)    (142,646,006)      53,707,608        (526,983)     6,195,753
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies ...............     3,431,979     (2,679,500)       3,509,969     (332,748,296)     (5,805,617)     6,549,568
                                       --------------------------------------------------------------------------------------------
      Net increase (decrease) in
        net assets resulting from
        operations ..................    (2,279,440)    (4,943,497)    (137,449,289)    (274,528,651)     (6,399,202)    12,792,251
 Distributions to shareholders from:
  Net investment income:
   Class 1 ..........................       (17,313)      (284,737)     (18,952,838)         (59,173)         (8,336)
   Class 2 ..........................            (2)            --             (247)         (11,830)             --            (24)
  Net realized gains:
   Class 1 ..........................            --             --      (86,469,749)    (181,330,662)     (4,616,996)            --
   Class 2 ..........................            --             --          (74,871)        (125,705)        (53,588)            --
                                       --------------------------------------------------------------------------------------------
 Total distributions to shareholders        (17,315)            --      (86,829,604)    (200,421,035)     (4,729,757)        (8,360)
 Capital share transactions: (Note 2)
   Class 1 ..........................    (2,430,035)    17,964,107      (34,177,686)      10,827,545      (6,509,772)    20,749,647
   Class 2 ..........................         2,587             --           36,233          407,841       1,048,661        158,864
                                       --------------------------------------------------------------------------------------------
 Total capital share transactions ...    (2,427,448)    17,964,107      (34,141,453)      11,235,386      (5,461,111)    20,908,511
      Net increase (decrease) in
        net assets ..................    (4,724,203)    13,020,610     (258,420,346)    (463,714,300)    (16,590,070)    33,692,402
Net assets:
 Beginning of year ..................    13,020,610             --      523,787,151      987,501,451      45,082,881     11,390,479
                                       --------------------------------------------------------------------------------------------
 End of year ........................   $ 8,296,407    $13,020,610    $ 265,366,805    $ 523,787,151    $ 28,492,811    $45,082,881
                                       ============================================================================================
Undistributed net investment income
  included in net assets:
  End of year .......................   $        --    $    17,124    $   1,658,752    $     285,592    $         --    $    49,240
                                       ============================================================================================


(a)  For the period May 1, 2000 (effective date) to December 31, 2000.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST for the years ended December 31, 2001 and 2000

                                Franklin Growth and Income             Franklin                     Franklin
                                     Securities Fund               High Income Fund          Income Securities Fund
                              -----------------------------------------------------------------------------------------
                                   2001          2000            2001           2000            2001          2000
                              -----------------------------------------------------------------------------------------
Increase (decrease) in net
 assets:
 Operations:
  Net investment income ..... $  16,647,765 $  22,698,592    $ 18,700,702  $  28,050,297   $  46,663,374 $  55,980,103
  Net realized gain (loss)
   from investments  and
   foreign currency
   transactions ..............   37,731,780    65,004,861     (16,308,270)   (21,829,916)      6,412,034    35,380,848
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated
   in foreign currencies ....   (72,162,954)   41,326,108       6,997,700    (35,524,810)    (47,192,654)   29,551,145
                              -----------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ......   (17,783,409)  129,029,561       9,390,132    (29,304,429)      5,882,754   120,912,096
 Distributions to shareholders
  from:
  Net investment income:
   Class 1 ..................    (2,210,457)  (54,369,619)    (28,836,782)    (1,135,435)    (40,945,074)  (82,922,917)
   Class 2 ..................       (15,510)      (77,721)        (79,441)        (1,629)       (290,468)     (182,714)
  Net realized gains:
   Class 1 ..................   (65,292,798) (101,076,618)                                   (35,098,053)  (32,026,055)
   Class 2 ..................      (458,094)     (107,929)                                      (248,988)      (60,736)
                              -----------------------------------------------------------------------------------------
  Total distributions to
   shareholders .............   (67,976,859) (155,631,887)    (28,916,223)    (1,137,064)    (76,582,583) (115,192,422)
  Capital share transactions:
   (Note 2)
   Class 1 ..................   (78,718,268) (127,004,637)    (18,555,423)   (93,770,542)    (50,150,600) (133,391,500)
   Class 2 ..................     9,970,609     1,412,883         418,524         51,057       7,060,162     1,156,757
                              -----------------------------------------------------------------------------------------
  Total capital share
   transactions .............   (68,747,659) (125,591,754)   (18,136,899)    (93,719,485)    (43,090,438) (132,234,743)

      Net decrease in net
       assets ...............  (154,507,927) (152,194,080)   (37,662,990)   (124,160,978)   (113,790,267) (126,515,069)
Net assets:
 Beginning of year ..........   813,147,822   965,341,902    190,418,213     314,579,191     649,903,391   776,418,460
                              -----------------------------------------------------------------------------------------
 End of year ................ $ 658,639,895 $ 813,147,822   $152,755,223   $ 190,418,213   $ 536,113,124 $ 649,903,391
                              =========================================================================================
Undistributed net investment
 income included in net
 assets:
  End of year ............... $  16,763,647  $  2,572,579   $ 16,872,617   $  27,467,225   $  42,722,222 $  39,721,056
                              =========================================================================================

                       See notes to financial statements.                    263

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2001 and 2000

                                 Franklin Large Cap Growth                                    Franklin Natural Resources
                                      Securities Fund           Franklin Money Market Fund         Securities Fund
                               ------------------------------------------------------------------------------------------
                                    2001          2000             2001          2000             2001         2000
                               ------------------------------------------------------------------------------------------
Increase (decrease) in net
 assets Operations:
  Net investment income ...... $  2,020,033    $ 1,961,260     $ 10,885,261 $ 17,285,153      $   365,357   $  402,182
  Net realized gain (loss)
   from investments and
   foreign currency
   transactions ..............  (20,528,995)    79,192,321              960         (486)      (2,536,196)   4,894,509
  Net unrealized appreciation
   (depreciation) on investments
   and liabilities translation of
   assets and denominated in
   foreign currencies ........  (27,646,640)   (56,856,844)              --           --       (7,950,342)   8,744,323
                               ------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations .......  (46,155,602)    24,296,737       10,886,221   17,284,667      (10,121,181)  14,041,014
 Distributions to shareholders
  from:
  Net investment income:(a)
   Class 1 ...................   (1,998,581)    (2,083,731)      (9,847,143) (16,844,889)        (350,620)    (303,693)
   Class 2 ...................       (4,651)        (3,736)      (1,039,078)    (439,778)         (52,747)        (413)
  Net realized gains:
   Class 1 ...................  (80,683,920)   (23,114,084)              --           --               --           --
   Class 2 ...................     (305,474)       (53,174)              --           --               --           --
                               ------------------------------------------------------------------------------------------
 Total distributions to
  shareholders ...............  (82,992,626)   (25,254,725)     (10,886,221) (17,284,667)        (403,367)    (304,106)
 Capital share transactions:
  (Note 2)
   Class 1 ...................   (2,477,345)    24,765,907      (73,669,011) (89,447,979)     (13,020,947)  (7,597,599)
   Class 2 ...................    4,585,478        600,710      (20,657,326)  13,007,757        5,534,151    2,099,880
                               ------------------------------------------------------------------------------------------
 Total capital share
  transactions ...............    2,108,133     25,366,617      (94,326,337) (76,440,222)      (7,486,796)  (5,497,719)
      Net increase (decrease)
       in net assets ......... (127,040,095)    24,408,629      (94,326,337) (76,440,222)     (18,011,344)   8,239,189
Net assets:
 Beginning of year ...........  432,465,096    408,056,467      296,189,121  372,629,343       51,168,606   42,929,417
                               ------------------------------------------------------------------------------------------
 End of year ................. $305,425,001   $432,465,096     $201,862,784 $296,189,121     $ 33,157,262  $51,168,606
                               ==========================================================================================
Undistributed net investment
 income included in net assets:
  End of year ................ $  2,015,780    $ 2,001,870     $         -- $         --     $   359,755   $  403,029
                               ==========================================================================================

(a)For the Franklin Money Market Fund, distributions were increased by net realized gains of $960 and decreased by net realized losses of $486 from security transactions for the years ended December 31, 2001 and December 31, 2000, respectively. See notes to financial statements.


264                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2001 and 2000

                                                                     Franklin Rising                  Franklin
                                Franklin Real Estate Fund      Dividends Securities Fund         S&P 500 Index Fund
                               ----------------------------------------------------------------------------------------
                                    2001         2000             2001          2000             2001           2000
                               ----------------------------------------------------------------------------------------
Increase (decrease) in net
 assets:
 Operations:
  Net investment income ....... $ 8,507,378   $ 8,574,011      $ 4,798,342   $ 6,088,407       $  523,986   $  470,310
  Net realized gain (loss)
   from investments and foreign
   currency transactions ......   1,891,909   (10,907,827)       7,477,923    20,442,907       (5,706,726)  (1,055,518)
  Net unrealized appreciation
   (depreciation) on
   investments and translation
   of assets and liabilities
   denominated in foreign
   currencies .................   5,339,878    46,700,827       33,117,628    38,230,235       (2,037,148)  (4,036,928)
                               ----------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ........  15,739,165    44,367,011       45,393,893    64,761,549       (7,219,888)  (4,622,136)
 Distributions to shareholders
  from:
  Net investment income:
   Class 1 ....................  (5,720,085)  (10,465,200)        (287,341)  (13,763,559)        (384,081)     (18,826)
   Class 2 ....................  (1,934,491)     (442,237)          (2,621)      (23,267)            (334)         (15)
   Class 3 ....................          --            --               --            --         (106,478)      (3,250)
  Net realized gains:
   Class 1 ....................          --    (6,229,113)     (20,433,946)  (62,362,804)          (8,813)          --
   Class 2 ....................          --      (263,710)        (186,374)      (70,483)             (12)          --
   Class 3 ....................          --            --               --            --           (2,980)          --
                               ----------------------------------------------------------------------------------------
 Total distributions to
  shareholders ................  (7,654,576)  (17,400,260)     (20,910,282)  (76,220,113)        (502,698)     (22,091)
 Capital share transactions:
  (Note 2)
   Class 1 .................... (23,904,085)  (30,155,474)     (39,938,709)  (75,525,660)       4,411,938   33,998,863
   Class 2 ....................  68,822,468    19,132,909       10,096,993       411,669        1,513,630           15
   Class 3 ....................          --            --               --            --       11,424,867    8,680,947
                               ----------------------------------------------------------------------------------------
 Total capital share
  transactions ................  44,918,383   (11,022,565)     (29,841,716)  (75,113,991)      17,350,435   42,679,825
      Net increase (decrease)
       in net assets ..........  53,002,972    15,944,186       (5,358,105)  (86,572,555)       9,627,849   38,035,598
Net assets:
 Beginning of year ............ 176,945,929   161,001,743      364,525,350   451,097,905       55,360,365   17,324,767
                               ----------------------------------------------------------------------------------------
 End of year ..................$229,948,901  $176,945,929     $359,167,245  $364,525,350      $64,988,214  $55,360,365
                               =========================================================================================
Undistributed net investment
 income included in net assets:
  End of year .................$  9,745,671  $  8,890,843     $  4,796,344  $    287,964      $   523,987  $   490,792
                               =========================================================================================

                       See notes to financial statements.                    265

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2001 and 2000

                                                 Franklin                     Franklin                             Franklin
                                             Small Cap Fund            Technology Securities Fund           U.S. Government Fund
                                      ----------------------------------------------------------------------------------------------
                                          2001           2000            2001           2000(a)             2001           2000
                                      ----------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..... $   2,096,281  $    2,866,175    $   (39,285)  $    (14,604)       $ 25,560,91   $  29,626,829
  Net realized gain (loss) from
   investments and foreign
   currency transactions ...........   (28,388,262)   (18,283,852)     (7,742,755)    (1,635,460)          1,863,562     (4,282,526)
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets
   and liabilities denominated
   in foreign currencies ...........   (80,822,391)  (103,604,482)      3,434,350    (3,198,726)           3,462,516     24,216,491
                                      ----------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations .............  (107,114,372)  (119,022,159)     (4,347,690)   (4,848,790)          30,886,990     49,560,794
 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................    (1,494,401)            --              --            --          (28,682,700)      (430,710)
   Class 2 .........................    (1,228,650)            --              --            --             (994,935)        (1,808)
  Net realized gains:
   Class 1 .........................            --    (34,605,737)             --            --                   --             --
   Class 2 .........................            --     (1,438,764)             --            --                   --             --
                                      ----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .....................    (2,723,051)   (36,044,501)             --            --          (29,677,635)     (432,518)
 Capital share transactions: (Note 2)
   Class 1 .........................   (60,969,661)     1,285,055       (909,781)    13,331,364          (33,635,462)  (139,382,207)
   Class 2 .........................   150,270,069    348,456,588      8,202,992      2,438,347           19,761,020      1,817,984
                                      ----------------------------------------------------------------------------------------------
 Total capital share transactions ..    89,300,408    349,741,643      7,293,211     15,769,711          (13,874,442)  (137,564,223)
      Net increase (decrease) in
       net assets ..................   (20,537,015)   194,674,983       2,945,521    10,920,921          (12,665,087)   (88,435,947)
Net assets:
 Beginning of year .................   688,893,845    494,218,862      10,920,921            --          428,474,359    516,910,306
                                      ----------------------------------------------------------------------------------------------
 End of year ....................... $ 668,356,830  $ 688,893,845     $13,866,442   $10,920,921         $415,809,272  $ 428,474,359
                                      ----------------------------------------------------------------------------------------------
Undistributed net investment
 income included in net assets:
  End of year ...................... $   2,200,458  $   2,827,148     $        --   $        --         $ 26,340,500  $  29,623,377
                                      ----------------------------------------------------------------------------------------------


(a)For the period May 1, 2000 (effective date) to December 31, 2000.

266                     See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2001 and 2000


                                                    Franklin                  Franklin Zero Coupon          Franklin Zero Coupon
                                              Value Securities Fund              Fund - 2005                     Fund - 2010
                                           ----------------------------------------------------------------------------------------
                                               2001         2000              2001          2000             2001          2000
                                           ----------------------------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income ................   $   457,784   $   204,583     $ 3,568,103     $ 3,743,685     $ 3,017,181   $  3,592,650
  Net realized gain from investments
   and foreign currency transactions ...     3,231,290     1,359,831         432,311         679,409       2,105,507      2,458,466
  Net unrealized appreciation
   (depreciation) on investments .......     1,845,897     3,398,185       1,200,230       2,574,234      (2,254,369)     3,619,145
                                           -----------------------------------------------------------------------------------------
      Net increase in net assets
       resulting from operations .......     5,534,971     4,962,599       5,200,644       6,997,328       2,868,319      9,670,261
 Distributions to shareholders from:
  Net investment income:
   Class 1 .............................      (138,408)      (58,683)     (3,743,860)        (57,589)     (3,592,642)       (58,836)
   Class 2 .............................       (66,481)       (9,308)             --             --               --             --
  Net realized gains:
   Class 1 .............................      (696,403)           --        (659,346)     (1,597,494      (2,438,929)      (929,151)
   Class 2 .............................      (384,593)           --              --              --              --            --
                                           -----------------------------------------------------------------------------------------
 Total distributions to shareholders        (1,285,885)      (67,991)     (4,403,206)     (1,655,083)     (6,031,571)      (987,987)
 Capital share transactions: (Note 2)
   Class 1 .............................    11,101,212     4,369,602      (2,852,980)     (8,948,805)     (2,555,552)   (18,011,189)
   Class 2 .............................    24,871,679     4,816,302              --              --              --             --
                                           -----------------------------------------------------------------------------------------
 Total capital share transactions ......    35,972,891     9,185,904      (2,852,980)     (8,948,805)     (2,555,552)   (18,011,189)
      Net increase (decrease) in
       net assets ......................    40,221,977    14,080,512      (2,055,542)     (3,606,560)     (5,718,804)    (9,328,915)
Net assets:
 Beginning of year .....................    26,663,874    12,583,362      62,288,304      65,894,864      56,720,427     66,049,342
                                           -----------------------------------------------------------------------------------------
 End of year ...........................   $66,885,851   $26,663,874     $60,232,762     $62,288,304     $51,001,623   $ 56,720,427
                                           -----------------------------------------------------------------------------------------
Undistributed net investment income
 included in net assets:
  End of year ..........................   $   457,436   $   204,558     $ 3,567,384     $ 3,743,625     $ 3,017,107   $  3,592,568
                                           -----------------------------------------------------------------------------------------






                       See notes to financial statements.                    267

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2001 and 2000

                                                   Mutual                        Mutual                          Templeton
                                          Discovery Securities Fund        Shares Securities Fund             Asset Strategy Fund
------------------------------------------------------------------------------------------------------------------------------------
                                             2001          2000              2001          2000               2001          2000
------------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income ............    $ 3,239,128    $ 3,604,553      $ 7,154,316    $ 9,419,566    $  13,298,302   $  14,959,060
  Net realized gain (loss)
   from investments and foreign
   currency transactions ...........        919,258     33,115,862       14,556,700     37,151,317      (10,154,128      68,763,866
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets
   and liabilities denominated
   in foreign currencies ...........     (3,108,272)   (16,627,729)      11,361,345      6,740,081      (66,464,381)    (81,357,656)
                                      ----------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations                    1,050,114     20,092,686       33,072,361     53,310,964      (63,320,207)      2,365,270
 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................     (3,692,922)    (5,956,985)      (7,851,268)   (11,439,569)      (7,936,813)    (15,153,507)
   Class 2 .........................        (35,475)        (13,81)      (1,837,489)      (324,220)        (475,131)       (472,676)
  Net realized gains:
   Class 1 .........................    (22,821,911)            --      (25,705,025)    (9,903,995)     (51,727,081)   (104,057,396)
   Class 2 .........................       (229,100)            --       (6,177,652)      (284,007)      (3,403,336)     (3,633,708)
                                      ----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .....................    (26,779,408)    (5,970,800)     (41,571,434)   (21,951,791)     (63,542,361)   (123,317,287)
 Capital share transactions:(Note 2)
   Class 1 .........................       (774,421)   (25,804,688)      (3,039,328)   (69,864,071)      (7,898,282)     73,640,758
   Class 2 .........................      4,626,027        578,933      229,345,621     28,660,307       14,218,515      15,390,362
                                      ----------------------------------------------------------------------------------------------
 Total capital share transactions         3,851,606    (25,225,755)     226,306,293    (41,203,764)       6,320,233      89,031,120
      Net increase (decrease) in
       net assets ..................    (21,877,688)   (11,103,869)     217,807,220     (9,844,591)    (120,542,335)    (31,920,897)
Net assets:
 Beginning of year .................    192,085,917    203,189,786      444,150,003    453,994,594      660,589,941     692,510,838
                                      ----------------------------------------------------------------------------------------------
 End of year .......................   $170,208,229   $192,085,917     $661,957,223   $444,150,003    $ 540,047,606   $ 660,589,941
                                      ----------------------------------------------------------------------------------------------
Undistributed net investment
 income included in net assets:
  End of year ......................   $  2,400,505   $  2,320,644     $  6,140,179   $  8,250,384    $   8,598,433   $  8,243,716
                                      ----------------------------------------------------------------------------------------------


268                                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2001 and 2000

                                           Templeton Developing             Templeton Global                      Templeton
                                         Markets Securities Fund         Income Securities Fund            Growth Securities Fund
                                      ----------------------------------------------------------------------------------------------
                                           2001          2000                 2001          2000             2001          2000
                                      ----------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
  Net investment income ............ $  5,298,349  $    4,265,539     $  3,839,197   $  5,305,249    $   23,937,177  $   23,165,554
  Net realized gain (loss)
   from investments and foreign
   currency transactions ...........  (64,139,840)     (6,111,652)      (4,508,098)    (3,990,500)       20,181,710     194,570,700
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets
   and liabilities denominated
   in foreign currencies ...........   34,395,953    (139,588,759)       2,398,784      2,117,646       (56,838,661)   (171,116,784)
                                    ------------------------------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations .............  (24,445,538)   (141,434,872)       1,729,883      3,432,575       (12,719,774)     46,619,470
 Distributions to shareholders from:
  Net investment income:
   Class 1 .........................   (2,724,470)     (2,663,593)      (2,604,868)     ( 116,818)      (21,511,485)    (11,099,754)
   Class 2 .........................     (485,657)       (412,198)         (36,450)          (812)       (1,649,342)       (152,094)
  Net realized gains:
   Class 1 .........................           --              --               --             --      (179,283,207)    (73,119,422)
   Class 2 .........................           --              --               --             --       (14,800,192)     (1,029,478)
                                    ------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders .....................   (3,210,127)     (3,075,791)      (2,641,318)      (117,630)     (217,244,226)    (85,400,748)
 Capital share transactions: (Note 2)
   Class 1 .........................  (34,976,459)    127,281,175      (16,473,714)   (12,620,995)       17,018,594     497,688,296
   Class 2 .........................    8,739,887      28,232,838           43,998        733,766        50,914,824      70,980,087
                                    ------------------------------------------------------------------------------------------------
 Total capital share transactions     (26,236,572)    155,514,013      (16,429,716)   (11,887,229)       67,933,418     568,668,383
      Net increase (decrease)
        in net assets ..............  (53,892,237)     11,003,350      (17,341,151)    (8,572,284)     (162,030,582)    529,887,105
Net assets:
 Beginning of year .................  358,261,956     347,258,606       82,407,627     90,979,911     1,242,680,555     712,793,450
                                    ------------------------------------------------------------------------------------------------
 End of year ....................... $304,369,719   $ 358,261,956     $ 65,066,476   $ 82,407,627    $1,080,649,973  $1,242,680,555
                                    ------------------------------------------------------------------------------------------------
Undistributed net investment
 income included in net assets:
  End of year ...................... $ 4,501,180    $   3,039,417     $   (204,621)  $  2,608,626    $   23,378,838  $   22,733,829
                                    ------------------------------------------------------------------------------------------------


                       See notes to financial statements.                    269

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Financial Statements (continued)

Statements of Changes in Net Assets (cont.)
for the years ended December 31, 2001 and 2000

                                                             Templeton International                    Templeton International
                                                                  Securities  Fund                      Smaller Companies Fund
                                                        ----------------------------------------------------------------------------
                                                              2001              2000                       2001           2000
                                                        ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................      $  13,400,247    $   30,074,050              $   550,314     $   756,470
  Net realized gain (loss) from investments
   and foreign currency transactions ..............        (25,399,603)      141,245,934               (1,944,268)        355,919
  Net unrealized appreciation (depreciation)
   on investments and translation of assets and
   liabilities denominated in foreign currencies ..       (126,607,879)     (180,372,699)                 844,169      (1,176,058)
                                                        ----------------------------------------------------------------------------
     Net decrease in net assets
       resulting from operations ..................       (138,607,235)       (9,052,715)                (549,785)        (63,669)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................................        (20,393,444)      (20,195,709)                (591,083)       (425,397)
   Class 2 ........................................         (5,735,164)       (2,255,259)                (402,850)        (99,182)
 Net realized gains:
   Class 1 ........................................       (152,779,558)     (118,600,706)                      --              --
   Class 2 ........................................        (45,106,353)      (14,798,195)                      --              --
                                                        ----------------------------------------------------------------------------
 Total distributions to shareholders ..............       (224,014,519)     (155,849,869)                (993,933)       (524,579)
 Capital share transactions: (Note 2)
   Class 1 ........................................         77,008,936      (129,050,261)              (5,163,175)     (2,946,465)
   Class 2 ........................................        112,727,197        99,400,896                5,852,309       8,306,670
                                                        ----------------------------------------------------------------------------
 Total capital share transactions .................        189,736,133       (29,649,365)                 689,134       5,360,205
      Net increase (decrease) in net assets .......       (172,885,621)     (194,551,949)                (854,584)      4,771,957
Net assets:
 Beginning of year ................................        963,610,518     1,158,162,467               30,362,106      25,590,149
                                                        ----------------------------------------------------------------------------
 End of year ......................................      $ 790,724,897    $  963,610,518              $29,507,522     $30,362,106
                                                        ----------------------------------------------------------------------------
Undistributed net investment income included
 in net assets:

 End of year ......................................      $  13,066,295    $   25,867,852              $   301,046     $   778,155
                                                        ----------------------------------------------------------------------------


270                    See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
--------------------------------------------------------------------------------
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). All funds included in this report are diversified except the Franklin Global Health Care Securities Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, and the Templeton Global Income Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts, except for Class 3 shares which are offered as an investment option to defined contribution plans. As of December 31, 2001, over 71% of the total Trust shares were sold through one insurance company. The Funds included in this report and their investment objectives are:


                                                                                         Capital Preservation
Capital Growth               Growth and Income               Current Income              and Income                    Total Return
------------------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth   Franklin Global Communications Franklin High Income Fund     Franklin Money Market Fund  Franklin Value
 Securities Fund              Securities Fund               Franklin U.S. Government Fund                            Securities Fund
Franklin Global Health Care  Franklin Growth and Income     Franklin Zero Coupon Fund - 2005                         Templeton Asset
 Securities Fund              Securities Fund               Franklin Zero Coupon Fund - 2010                           Strategy Fund
Franklin Large Cap Growth    Franklin Income                Templeton Global Income Securities Fund
 Securities Fund              Securities Fund
Franklin S&P 500 Index Fund  Franklin Natural Resources
                              Securities Fund
Franklin Small Cap Fund      Franklin Real Estate Fund
Franklin Technology          Franklin Rising Dividends
 Securities Fund              Securities Fund
Mutual Discovery             Mutual Shares Securities Fund
 Securities Fund
Templeton Developing Markets
 Securities Fund
Templeton Growth Securities Fund
Templeton International Securities Fund
Templeton International Smaller
 Companies Fund


On October 19, 2001, the Board of Trustees for the Trust approved a proposal to merge the Franklin Natural Resources Securities Fund into the Franklin Growth and Income Securities Fund, subject to shareholder approval.

On November 20, 2001, the Board of Trustees for the Trust approved a proposal to merge the Franklin Global Health Care Securities Fund into the Franklin Small Cap Fund, and the Templeton International Smaller Companies Fund into the Templeton International Securities Fund, subject to shareholder approval. approval.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Franklin Money Market Fund are valued at amortized cost which approximates value.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2001, all repurchase agreements held by the funds had been entered into on that date.

d. Futures Contracts

The S&P 500 Index fund may purchase financial futures contracts to gain exposure to market changes, as this may be more efficient and cost effective than buying the securities. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

e. Foreign Currency Contracts

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily and each fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

f. Synthetic Equity Swaps

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the funds may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. Options

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

h. Securities Sold Short

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

i. Income Taxes

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the funds. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Franklin Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

l. Audit Guide

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to record all paydown gains and losses as part of investment

Franklin Templeton Variable Insurance Products Trust
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

l. Audit Guide (cont.)

income and amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income. Prior to January 1, 2001, paydown gains and losses and premiums on fixed-income securities were included in realized gains and losses. Adopting these principles did not impact the net assets or the distributions of the Funds. The cumulative effect of this accounting change resulted in a reduction in the recorded cost of investments and a corresponding increase in net unrealized appreciation as listed below:

                         Franklin                                            Franklin    Franklin                Templeton
                          Growth      Franklin    Franklin     Franklin        Zero        Zero     Templeton      Global
                        and Income      High       Income        U.S.         Coupon      Coupon      Asset        Income
                         Securities    Income    Securities   Government      Fund -      Fund -     Strategy    Securities
                           Fund         Fund        Fund         Fund          2005        2010       Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Reduction in cost of
  investments ........    $230,730     $379,087    $67,255       $8,620        $484        $--        $646,849     $554,124

The effect of this change for the year ended December 31, 2001 was as listed below:



                         Franklin                                          Franklin    Franklin                Templeton
                          Growth      Franklin    Franklin     Franklin      Zero        Zero     Templeton      Global
                        and Income      High       Income        U.S.        Coupon      Coupon      Asset        Income
                         Securities    Income    Securities   Government    Fund -      Fund -     Strategy    Securities
                           Fund         Fund        Fund         Fund        2005        2010       Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in
 investment income ... $(1,196,315)  $ (90,029)  $ 337,161     $510,019   $ 348     $(2,458)    $(624,907)   $(387,246)
Increase (decrease) in
 unrealized gains ....      17,688    (298,638)   (171,277)       2,505    (473)         --        50,448      (45,152)
Increase (decrease) in
 realized gains ......   1,178,627     388,667    (165,884)    (512,524)    125       2,458       574,459      432,398

The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in accounting policy.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each fund are indicated below. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

Class 1                                       Class 1 & Class 2                                     Class 1, Class 2 & Class 3
------------------------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon Fund - 2005              Franklin Aggressive Growth Securities Fund            Franklin S&P 500 Index Fund
Franklin Zero Coupon Fund - 2010              Franklin Global Communications Securities Fund
                                              Franklin Global Health Care Securities Fund
                                              Franklin Growth and Income Securities Fund
                                              Franklin High Income Fund
                                              Franklin Income Securities Fund
                                              Franklin Large Cap Growth Securities Fund
                                              Franklin Money Market Fund
                                              Franklin Natural Resources
                                              Securities Fund
                                              Franklin Real Estate Fund
                                              Franklin Rising Dividends Securities Fund
                                              Franklin Small Cap Fund
                                              Franklin Technology Securities Fund
                                              Franklin U.S. Government Fund
                                              Franklin Value Securities Fund
                                              Mutual Discovery Securities Fund
                                              Mutual Shares Securities Fund
                                              Templeton Asset Strategy Fund
                                              Templeton Developing Markets Securities Fund
                                              Templeton Global Income Securities Fund
                                              Templeton Growth Securities Fund
                                              Templeton International Securities Fund
                                              Templeton International Smaller Companies Fund


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes To Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                        Franklin Aggressive              Franklin Global                  Franklin Global Health
                                      Growth Securities Fund       Communications Securities Fund          Care Securities Fund
                                   -------------------------------------------------------------------------------------------------
                                      Shares         Amount           Shares        Amount               Shares           Amount
                                   -------------------------------------------------------------------------------------------------

Class 1 Shares:
Year ended December 31, 2001
 Shares sold .....................  1,463,471   $   8,614,379          367,334  $    3,445,872           659,670     $    9,324,309
 Shares issued in reinvestment
   of distributions ..............      2,866          17,312       11,340,455      86,754,486           338,118          4,676,169
 Shares redeemed ................. (1,766,643)    (11,061,726)     (13,717,775)   (124,378,044)       (1,539,735)       (20,510,250)
                                   -------------------------------------------------------------------------------------------------
 Net decrease ....................   (300,306)  $  (2,430,035)      (2,009,986) $  (34,177,686)         (541,947)    $   (6,509,772)
                                   =================================================================================================
Year ended December 31, 2000(a)
 Shares sold .....................  1,991,316   $   20,556,904       1,857,444  $   42,214,911         2,637,018     $   35,616,299
 Shares issued in reinvestment
   of distributions ..............         --              --       11,088,651     200,283,501               710              8,336
 Shares redeemed .................   (276,907)     (2,592,797)     (12,035,645)   (231,670,867)       (1,148,689)       (14,874,988)
                                   -------------------------------------------------------------------------------------------------
 Net increase ....................  1,714,409   $  17,964,107          910,450  $   10,827,545         1,489,039     $   20,749,647
                                   =================================================================================================
Class 2 Shares:
Year ended December 31, 2001(b)

 Shares sold .....................        442   $       2,587          102,790  $    1,306,840           270,006     $    3,450,290
 Shares issued in reinvestment
   of distributions ..............         --              --            9,845          75,118             3,894             53,588
 Shares redeemed .................         --              --         (105,801)     (1,345,725)         (194,872)        (2,455,217)
                                   -------------------------------------------------------------------------------------------------
 Net increase ....................        442   $       2,587            6,834  $       36,233            79,028     $    1,048,661
                                   =================================================================================================
Year ended December 31, 2000
 Shares sold .....................                                     164,696  $    2,949,693            44,304     $      658,550
 Shares issued in reinvestment
   of distributions ..............                                       7,625         137,535                 2                 24
 Shares redeemed .................                                    (153,284)     (2,679,387)          (30,866)          (499,710)
                                                              ----------------------------------------------------------------------
 Net increase ....................                                      19,037  $      407,841            13,440     $      158,864
                                                              ======================================================================

                                        Franklin Growth                  Franklin                              Franklin
                                   and Income Securities Fund        High Income Fund                    Income Securities Fund
                                   -------------------------------------------------------------------------------------------------
                                      Shares         Amount           Shares        Amount               Shares           Amount
                                   -------------------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2001
 Shares sold .....................  1,586,744   $  25,733,210       15,929,139  $  130,407,425         1,503,572     $   20,997,718
 Shares issued in reinvestment
   of distributions ..............  4,371,973      67,503,255        3,865,520      28,836,782         5,791,556         76,043,127
 Shares redeemed .................(10,844,202)   (171,954,733)     (21,618,721)   (177,799,630)      (10,657,735)      (147,191,445)
                                   -------------------------------------------------------------------------------------------------
 Net decrease .................... (4,885,485)  $ (78,718,268)      (1,824,062) $  (18,555,423)       (3,362,607)    $  (50,150,600)
                                   =================================================================================================
Year ended December 31, 2000
 Shares sold .....................  1,518,599   $  25,150,863        7,125,344  $   67,054,321         1,137,512     $   16,260,434
 Shares issued in reinvestment
   of distributions .............. 10,162,304     155,446,238          117,784       1,135,436         8,645,717        114,948,972

 Shares redeemed .................(18,696,840)   (307,601,738)     (16,855,189)   (161,960,299)      (18,513,063)      (264,600,906)
                                   -------------------------------------------------------------------------------------------------

 Net decrease .................... (7,015,937)  $(127,004,637)      (9,612,061) $  (93,770,542)       (8,729,834)    $ (133,391,500)
                                   =================================================================================================
Class 2 Shares:
Year ended December 31, 2001
 Shares sold .....................  2,027,589   $  31,846,578          660,207  $    4,862,272           575,101     $    7,691,563
 Shares issued in reinvestment
   of distributions ..............     30,753         473,604           10,706          79,441            41,274            539,456
 Shares redeemed ................. (1,417,816)    (22,349,573)        (609,485)     (4,523,189)          (85,356)        (1,170,857)
                                   -------------------------------------------------------------------------------------------------
 Net increase ....................    640,526   $   9,970,609           61,428  $      418,524           531,019     $    7,060,162
                                   =================================================================================================
Year ended December 31, 2000
 Shares sold .....................    614,056   $   9,922,915          236,193  $    2,256,855           310,184     $    4,402,959
 Shares issued in reinvestment
   of distributions ..............     12,076         185,650              169           1,629            18,197            243,450
 Shares redeemed .................   (535,743)     (8,695,682)        (231,132)     (2,207,427)         (244,454)        (3,489,652)
                                   -------------------------------------------------------------------------------------------------
 Net increase ....................     90,389   $   1,412,883            5,230  $       51,057            83,927     $    1,156,757
                                   =================================================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                         Franklin Large Cap                Franklin             Franklin Natural Resources
                                       Growth Securities Fund           Money Market Fund             Securities Fund
                                     ---------------------------------------------------------------------------------------
                                        Shares     Amount           Shares        Amount           Shares      Amount
                                     ---------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2001
 Shares sold .....................     1,600,232 $   28,048,545     483,483,425 $   483,483,425     563,808  $   7,434,389
 Shares issued in reinvestment         5,269,758     82,682,499       9,861,631       9,861,631      24,098        350,620
  of distributions ...............
 Shares redeemed .................     (6,712,443)  (113,208,389)   (567,014,067)   (567,014,067) (1,642,669)   (20,805,956)
                                     ---------------------------------------------------------------------------------------
 Net increase (decrease) .........       157,547 $  (2,477,345)     (73,669,011)$   (73,669,011) (1,054,763) $ (13,020,947)
                                     ---------------------------------------------------------------------------------------

Year ended December 31, 2000
 Shares sold .....................     4,644,192 $  102,859,877     790,134,431 $   790,134,431   2,132,876  $  25,855,477
 Shares issued on merger(c) ......       211,448      4,482,695
 Shares issued in reinvestment
  of distributions ...............     1,194,775     25,197,815      16,833,753      16,833,753      24,751        303,693

 Shares redeemed .................    (4,877,195)  (107,774,480)   (896,416,163)   (896,416,163) (2,787,846)   (33,756,769)
                                     ----------------------------------------------------------------------------------------
 Net increase (decrease) .........     1,173,220 $   24,765,907     (89,447,979)$   (89,447,979)   (630,219) $  (7,597,599)
                                     ----------------------------------------------------------------------------------------
Class 2 Shares:
Year ended December 31, 2001
 Shares sold .....................     1,138,160 $   17,546,320   1,891,965,521 $ 1,891,965,521     513,743  $   7,002,477
 Shares issued in reinvestment
  of distributions ...............        19,867        310,124       1,039,110       1,039,110       3,638         52,747

 Shares redeemed .................      (843,047)   (13,270,966) (1,913,661,957) (1,913,661,957)   (124,921)    (1,521,073)
                                     ----------------------------------------------------------------------------------------
 Net increase (decrease) .........       314,980 $    4,585,478     (20,657,326)$   (20,657,326)    392,460  $   5,534,151
                                     ----------------------------------------------------------------------------------------
Year ended December 31, 2000
 Shares sold .....................       586,785 $   12,886,037     574,612,748 $   574,612,748     218,229  $   2,911,326
 Shares issued in reinvestment
  of distributions ...............         2,707         56,910         439,843         439,843          34            413
 Shares redeemed .................      (563,610)   (12,342,237)   (562,044,834)   (562,044,834)    (60,103)      (811,859)
                                     ----------------------------------------------------------------------------------------
 Net increase ....................        25,882 $      600,710      13,007,757 $    13,007,757     158,160  $   2,099,880
                                     ----------------------------------------------------------------------------------------


                                                Franklin                Franklin Rising                 Franklin
                                            Real Estate Fund        Dividends Securities Fund      S&P 500 Index Fund
                                     ----------------------------------------------------------------------------------------
                                           Shares      Amount          Shares      Amount          Shares      Amount
                                     ----------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2001
 Shares sold .....................       496,158  $   8,759,819       2,293,568   $   31,059,696   3,442,942   $ 29,522,800
 Shares issued in reinvestment
  of distributions ...............       327,424      5,720,085       1,561,514       20,721,286      44,495        392,894
 Shares redeemed .................    (2,199,336)   (38,383,989)     (6,846,242)     (91,719,691) (2,955,317)   (25,503,756)
                                     ----------------------------------------------------------------------------------------
 Net increase (decrease) .........    (1,375,754) $ (23,904,085)     (2,991,160)  $  (39,938,709)    532,120   $  4,411,938
                                     ----------------------------------------------------------------------------------------
Year ended December 31, 2000
 Shares sold .....................       863,874  $  13,825,797       1,230,139   $   15,602,901   5,023,913   $ 52,265,985
 Shares issued in reinvestment
  of distributions ...............     1,159,327     16,694,313       6,644,896       76,126,363       1,894         18,826
 Shares redeemed .................    (3,882,880)   (60,675,584)    (13,503,148)    (167,254,924) (1,767,289)   (18,285,948)
                                     ----------------------------------------------------------------------------------------
 Net increase (decrease) .........    (1,859,679) $ (30,155,474)     (5,628,113)  $  (75,525,660)   3,258,518  $ 33,998,863
                                     -----------------------------------------------------------------------------------------
Class 2 Shares:
Year ended December 31, 2001
 Shares sold .....................     4,223,454  $  73,341,370       2,084,799   $   27,935,810     192,134   $  1,599,877
 Shares issued in reinvestment
  of distributions ...............       111,498      1,934,491          14,329          188,994          39            347
 Shares redeemed .................      (372,218)    (6,453,393)     (1,338,138)     (18,027,811)    (10,283)       (86,594)
                                     -----------------------------------------------------------------------------------------
 Net increase ....................     3,962,734  $  68,822,468         760,990   $   10,096,993     181,890   $  1,513,630
                                     ----------------------------------------------------------------------------------------
Year ended December 31, 2000/d/
 Shares sold .....................     1,785,978  $  28,661,264         255,610   $    2,980,617          --   $         --
 Shares issued in reinvestment
  of distributions ...............        49,229        705,947           8,153           93,749           2             15
 Shares redeemed .................      (633,470)   (10,234,302)       (225,297)      (2,662,697)         --             --
                                     ---------------------------------------------------------------------------------------
 Net increase ....................     1,201,737  $  19,132,909          38,466   $      411,669           2   $         15
                                     ----------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statments (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                                                         Franklin
                                                                                                    S&P 500 Index Fund
                                                                                                 -----------------------------
                                                                                                 Shares            Amount
                                                                                                 -----------------------------
Class 3 Shares:
Year ended December 31, 2001
 Shares sold .......................                                                             2,180,403     $   18,706,567
 Shares issued in reinvestment                                                                      12,467            109,458
  of distributions .................
 Shares redeemed ...................                                                              (878,876)        (7,391,158)
                                                                                                ------------------------------
 Net increase ......................                                                             1,313,994     $   11,424,867
                                                                                                ------------------------------
Year ended December 31, 2000
 Shares sold .......................                                                             1,365,211     $   14,138,518
 Shares issued in reinvestment                                                                         327              3,250
  of distributions .................
 Shares redeemed ...................                                                              (530,279)        (5,460,821)
                                                                                                ------------------------------
 Net increase ......................                                                               835,259     $    8,680,947
                                                                                                ------------------------------


                                                Franklin                    Franklin                     Franklin
                                             Small Cap Fund        Technology Securities Fund        U.S. Government Fund
                                           ------------------------------------------------------------------------------
                                            Shares     Amount          Shares      Amount             Shares      Amount
                                           -----------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2001
 Shares sold .......................      5,216,738   $  93,510,478      980,416 $  6,176,847      3,465,164 $   45,802,899
 Shares issued in reinvestment               81,975       1,494,401           --           --      2,260,260     28,682,700
  of distributions .................
 Shares redeemed ...................     (8,687,695)   (155,974,540)  (1,217,667)  (7,086,628)    (8,169,867)  (108,121,061)
                                         ------------------------------------------------------------------------------------
 Net decrease ......................     (3,388,982)  $ (60,969,661)    (237,251) $  (909,781)    (2,444,443) $ (33,635,462)
                                         ------------------------------------------------------------------------------------
Year ended December 31, 2000(a)

 Shares sold .......................      6,428,608  $  169,558,240    1,598,714 $ 17,577,102      2,079,130 $   25,340,997
 Shares issued on merger(e) ........        162,686       4,046,010           --           --             --             --
 Shares issued in reinvestment            1,438,908      34,605,736           --           --         35,952        430,710
  of distributions .................
 Shares redeemed ...................     (7,961,607)   (206,924,931)    (403,155)  (4,245,738)   (13,560,145)  (165,153,914)
                                         ------------------------------------------------------------------------------------
 Net increase (decrease) ...........         68,595  $    1,285,055    1,195,559 $ 13,331,364    (11,445,063) $(139,382,207)
                                         ------------------------------------------------------------------------------------

Class 2 Shares:
Year ended December 31, 2001
 Shares sold .......................     24,732,130  $  440,412,015    1,758,618 $ 10,174,555      6,896,233 $   90,405,523
 Shares issued in reinvestment               67,732       1,228,650           --           --         78,838        994,935
  of distributions .................
 Shares redeemed ...................    (16,555,130)   (291,370,596)    (363,746)  (1,971,563)    (5,491,777)   (71,639,438)
                                        -------------------------------------------------------------------------------------
 Net increase ......................      8,244,732  $  150,270,069    1,394,872 $  8,202,992      1,483,294 $   19,761,020
                                        -------------------------------------------------------------------------------------
Year ended December 31, 2000(f)

 Shares sold .......................     13,915,400  $  348,439,686      301,903 $  2,955,862        412,682  $   5,244,278
 Shares issued on merger(e) ........      5,283,033     130,913,570           --           --             --             --
 Shares issued in reinvestment               60,049       1,438,764           --           --            151          1,808
  of distributions .................
 Shares redeemed ...................     (5,228,278)   (132,335,432)     (56,918)    (517,515)      (270,089)    (3,428,102)
                                        -------------------------------------------------------------------------------------
 Net increase ......................     14,030,204  $  348,456,588      244,985 $  2,438,347        142,744  $   1,817,984
                                        -------------------------------------------------------------------------------------

Franklin Templeton Variable Insurance Products Trust
Notes to Financial Statements (continued)



2. SHARES OF BENEFICIAL INTEREST (cont.)
                                                               Franklin                Franklin Zero               Franklin Zero
                                                        Value Securities Fund       Coupon Fund - 2005          Coupon Fund - 2010
                                                     -------------------------------------------------------------------------------
                                                         Shares     Amount           Shares     Amount         Shares      Amount
                                                     -------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2001
 Shares sold .......................................  2,603,644   $ 27,580,868      467,781  $ 7,482,642      774,932  $ 12,454,014
 Shares issued in reinvestment of distributions ....     77,083        834,811      287,603    4,403,206      405,893     6,031,571
 Shares redeemed ................................... (1,682,135)   (17,314,467)    (917,469) (14,738,828)  (1,291,546)  (21,041,137)
                                                     -------------------------------------------------------------------------------
 Net increase (decrease) ...........................    998,592   $ 11,101,212     (162,085) $(2,852,980)    (110,721) $ (2,555,552)
                                                     -------------------------------------------------------------------------------
Year ended December 31, 2000
 Shares sold .......................................  1,760,323   $ 14,437,717      486,842  $ 7,379,582    1,450,295  $ 21,493,177
 Shares issued in reinvestment of distributions ....      7,200         58,683      115,579    1,655,083       69,138       987,987
 Shares redeemed ................................... (1,227,446)   (10,126,798)  (1,221,836) (17,983,470)  (2,751,413)  (40,492,353)
                                                     -------------------------------------------------------------------------------
 Net increase (decrease) ...........................    540,077    $ 4,369,602     (619,415) $(8,948,805)  (1,231,980) $(18,011,189)
                                                     -------------------------------------------------------------------------------
Class 2 Shares:
Year ended December 31, 2001
 Shares sold .......................................  2,766,851   $ 28,619,896
 Shares issued in reinvestment of distributions ....     41,921        451,074
 Shares redeemed ...................................   (396,376)    (4,199,291)
                                                     -------------------------
 Net increase ......................................  2,412,396   $ 24,871,679
                                                     -------------------------
Year ended December 31, 2000
 Shares sold .......................................    911,656    $ 7,836,170
 Shares issued in reinvestment of distributions ....      1,146          9,308
 Shares redeemed ...................................   (338,447)    (3,029,176)
                                                     --------------------------
 Net increase ......................................    574,355    $ 4,816,302
                                                     --------------------------
                                                             Mutual                   Mutual Shares                 Templeton
                                                     Discovery Securities Fund        Securities Fund         Asset Strategy Fund
                                                     -------------------------------------------------------------------------------
                                                       Shares      Amount           Shares     Amount          Shares      Amount
                                                     -------------------------------------------------------------------------------

Class 1 Shares:
Year ended December 31, 2001
 Shares sold .......................................    683,165    $ 9,492,676   3,012,112   $ 43,758,966     482,742  $  8,364,185
 Shares issued in reinvestment of distributions ....  2,008,699     26,514,833   2,336,789     33,556,293   3,678,415    59,663,894
 Shares redeemed ................................... (2,721,296)   (36,781,930) (5,577,485)   (80,354,587) (4,534,037)  (75,926,361)
                                                     -------------------------------------------------------------------------------
 Net decrease ......................................    (29,432)      (774,421)   (228,584)  $ (3,039,328)   (372,880) $ (7,898,282
                                                     -------------------------------------------------------------------------------
Year ended December 31, 2000
 Shares sold .......................................  1,168,286   $ 16,533,756   2,033,736   $ 26,833,517     516,917  $ 10,149,459
 Shares issued on merger(g,h) ......................         --             --     295,300      3,756,224   2,830,073    53,573,397
 Shares issued in reinvestment of distributions ....    428,560      5,956,985   1,683,246     21,343,564   6,151,475   119,210,903
 Shares redeemed ................................... (3,408,308)   (48,295,429) (9,316,064)  (121,797,376) (5,549,199) (109,293,001)
                                                     -------------------------------------------------------------------------------
 Net increase (decrease) ........................... (1,811,462) $ (25,804,688)  5,303,782)  $(69,864,071)  3,949,266  $ 73,640,758
                                                     -------------------------------------------------------------------------------

Class 2 Shares:
Year ended December 31, 2001
 Shares sold .......................................  9,516,328  $ 118,869,743  17,449,242   $247,933,275   1,417,616  $ 23,183,700
 Shares issued in reinvestment of distributions ....     20,135        264,575     559,326      8,015,141     240,301     3,878,467
 Shares redeemed ................................... (9,153,280)  (114,508,291) (1,896,089)   (26,602,795)   (819,294)  (12,843,652)
                                                     -------------------------------------------------------------------------------
 Net increase ......................................    383,183  $   4,626,027  16,112,479   $229,345,621     838,623  $ 14,218,515
                                                     -------------------------------------------------------------------------------
Year ended December 31, 2000
 Shares sold .......................................     55,641  $     790,365   2,444,338   $ 32,563,297     785,706  $ 15,358,226
 Shares issued on merger(g,h) ......................         --             --     251,168      3,197,391       2,893        54,613
 Shares issued in reinvestment of distributions ....        996         13,815      47,967        608,227     212,594     4,106,384
 Shares redeemed ...................................    (15,767)      (225,247)   (566,057)    (7,708,608)   (211,313)   (4,128,861)
                                                     -------------------------------------------------------------------------------
 Net increase ......................................     40,870  $     578,933   2,177,416   $ 28,660,307     789,880  $ 15,390,362
                                                     ===============================================================================

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                        Templeton Developing           Templeton Global                 Templeton
                                       Markets Securities Fund      Income Securities Fund       Growth Securities Fund
                                     ------------------------------------------------------------------------------------
                                        Shares        Amount          Shares     Amount           Shares       Amount
                                     ------------------------------------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2001
 Shares sold .......................  23,829,962 $ 119,530,717        891,523 $ 10,054,626     34,407,516 $ 411,498,298
 Shares issued in reinvestment
   of distributions ................     523,937     2,724,470        241,863    2,604,868     17,864,296   200,794,692
 Shares redeemed ................... (31,504,501) (157,231,646)    (2,571,685) (29,133,208)   (49,693,524) (595,274,396)
                                     ------------------------------------------------------------------------------------
 Net increase (decrease) ...........  (7,150,602)$ (34,976,459)    (1,438,299)$(16,473,714)     2,578,288 $  17,018,594
                                     ------------------------------------------------------------------------------------
Year ended December 31, 2000
 Shares sold .......................  10,455,914 $  63,455,322        397,698 $  4,324,664     17,873,866 $ 238,251,058
 Shares issued on merger(i,j,k) ....  23,685,284   153,007,317      1,620,086   17,464,656     48,592,348   628,298,597
 Shares issued in reinvestment
   of distributions ................     385,260     2,663,593         10,837      116,818      6,513,471    84,219,176
 Shares redeemed ................... (15,371,210)  (91,845,057)    (3,171,211) (34,527,133)   (33,716,851) (453,080,535)
                                     ------------------------------------------------------------------------------------
 Net increase (decrease) ...........  19,155,248 $ 127,281,175     (1,142,590)$(12,620,995)    39,262,834 $ 497,688,296
                                     ------------------------------------------------------------------------------------
Class 2 Shares:
Year ended December 31, 2001
 Shares sold ....................... 167,290,965 $  796,982,738     1,316,779 $ 15,116,152     24,877,364 $ 299,417,251
 Shares issued in reinvestment
   of distributions ................      93,937        485,657         3,397       36,450      1,471,336    16,449,534
 Shares redeemed ...................(164,748,164)  (788,728,508)   (1,314,468) (15,108,604)   (21,775,179) (264,951,961)
                                     ------------------------------------------------------------------------------------
 Net increase ......................   2,636,738 $    8,739,887         5,708 $     43,998      4,573,521 $  50,914,824
                                     ------------------------------------------------------------------------------------
Year ended December 31, 2000
 Shares sold .......................  37,559,277 $  226,123,611       222,783 $  2,454,812     12,896,783 $ 173,384,758
 Shares issued on merger(i,j,k) ....      66,980        431,354        70,754      759,809      4,308,381    55,535,000
 Shares issued in reinvestment
   of distributions ................      59,774        412,198            75          812         91,595     1,181,572
 Shares redeemed ................... (33,265,941)  (198,734,325)     (225,940)  (2,481,667)   (11,812,327) (159,121,243)
                                     ------------------------------------------------------------------------------------
 Net increase ......................   4,420,090 $   28,232,838        67,672 $    733,766      5,484,432 $  70,980,087
                                     ------------------------------------------------------------------------------------

                                                                    Templeton International      Templeton International
                                                                        Securities Fund          Smaller Companies Fund
                                                               ----------------------------------------------------------
                                                                      Shares      Amount           Shares      Amount
                                                               ----------------------------------------------------------
Class 1 Shares:
Year ended December 31, 2001
 Shares sold ................................................     29,920,018 $   420,670,202     3,409,006 $  36,001,956
 Shares issued in reinvestment of distributions .............     13,351,812     173,173,002        56,240       591,083
 Shares redeemed ............................................    (36,903,986)   (516,834,268)   (3,982,194)  (41,756,214)
                                                               ----------------------------------------------------------
 Net increase (decrease) ....................................      6,367,844 $    77,008,936      (516,948)$  (5,163,175)
                                                               ----------------------------------------------------------
Year ended December 31, 2000
 Shares sold ................................................     12,544,954 $   237,099,440       761,511 $   8,502,413
 Shares issued on merger(l) .................................     35,794,416     651,458,377
 Shares issued in reinvestment of distributions .............      7,326,841     138,796,415        38,637       425,397
 Shares redeemed ............................................    (61,827,748) (1,156,404,493)   (1,071,093)  (11,874,275)

 Net decrease ...............................................     (6,161,537)$  (129,050,261)     (270,945)$  (2,946,465)
                                                               ----------------------------------------------------------
Class 2 Shares:
Year ended December 31, 2001
 Shares sold ................................................    187,930,112 $ 2,573,046,300    15,340,491 $ 156,750,985
 Shares issued in reinvestment of distributions .............      3,950,390      50,841,516        38,367       402,850
 Shares redeemed ............................................   (182,688,657) (2,511,160,619)  (14,771,825) (151,301,526)
                                                               ----------------------------------------------------------
 Net increase ...............................................      9,191,845 $   112,727,197       607,033 $   5,852,309
                                                               ----------------------------------------------------------
Year ended December 31, 2000
 Shares sold ................................................     51,772,474 $   972,961,568     7,665,768 $  84,983,873
 Shares issued on merger(l) .................................        177,521       3,216,683
 Shares issued in reinvestment of distributions .............        904,696      17,053,454         9,008        99,182
 Shares redeemed ............................................    (47,412,674)   (893,830,809)   (6,894,442)  (76,776,385)
                                                               ----------------------------------------------------------
 Net increase ...............................................      5,442,017    $ 99,400,896       780,334 $   8,306,670
                                                               ----------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
NOTES T0 FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (cont.)

(a)For the Franklin Aggressive Growth Securities Fund Class 1 and the Franklin Technology Securities Fund Class 1, for the period May 1, 2000 (effective date) to December 31, 2000.
(b)For the Franklin Aggressive Growth Securities Fund Class 2, for the period February 12, 2001 (effective date) to December 31, 2001.
(c)On May 1, 2000, the Franklin Large Cap Growth Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Franklin Large Cap Growth Investments Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP - Franklin Large Cap Growth Investments Fund's shareholders.
(d)Templeton Funds Annuity Company, the Franklin S&P 500 Index Fund's subadministrative manager was the record owner of 100% of the Franklin S&P 500 Index Fund's Class 2 shares.
(e)On May 1, 2000, the Franklin Small Cap Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP
- Franklin Small Cap Investments Fund's shareholders.
(f)For the Franklin Technology Securities Fund Class 2, for the period September 1, 2000 (effective date) to December 31, 2000.
(g)On May 1, 2000, the Mutual Shares Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Mutual Shares Investments Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP - Mutual Shares Investments Fund's shareholders.
(h)On May 1, 2000, the Templeton Asset Strategy Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP - Templeton Asset Allocation Fund's shareholders.
(i)On May 1, 2000, the Templeton Developing Markets Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund pursuant to a plan of reorganization approved by the TVP
- Templeton Developing Markets Fund's shareholders.
(j)On May 1, 2000, the Templeton Global Income Securities Fund acquired the net assets of Templeton Variable Products Series Fund (TVP) - Templeton Bond Fund in a tax-free exchange pursuant to a plan of reorganization approved by TVP - Templeton Bond Fund's shareholders.
(k)On May 1, 2000, the Templeton Growth Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton Stock Fund pursuant to a plan of reorganization approved by TVP - Templeton Stock Fund's shareholders.
(l)On May 1, 2000, the Templeton International Securities Fund acquired the net assets of the Templeton Variable Products Series Fund (TVP) - Templeton International Fund pursuant to a plan of reorganization approved by the TVP - Templeton International Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


              Entity                                                         Affiliation
-----------------------------------------------------------------------------------------------------
              Franklin Templeton Services, LLC (FT Services)                 Administrative manager
              Franklin Advisers, Inc. (Advisers)                             Investment manager
              Franklin Advisory Services, LLC (Advisory Services)            Investment manager
              Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
              Templeton Asset Management Ltd. (TAML)                         Investment manager
              Templeton Global Advisors Ltd. (TGAL)                          Investment manager
              Templeton Investment Counsel, LLC (TIC)                        Investment manager
              Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
              Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent


The Franklin Global Communications Securities Fund, the Franklin Growth and Income Securities Fund, the Franklin High Income Fund, the Franklin Income Securities Fund, the Franklin Money Market Fund, the Franklin Natural Resources Securities Fund, the Franklin Real Estate Fund, the Franklin U.S. Government Fund, the Franklin Zero Coupon Fund - 2005, the Franklin Zero Coupon Fund - 2010, and the Templeton Global Income Securities Fund pay an investment management fee to Advisers based on the average net assets of the funds, as follows:


   Annualized Fee Rate      Daily Net Assets
----------------------------------------------------------------------------------
        .625%                First $100 million
        .50%                 Over  $100 million, up to and including $250 million
        .45%                 Over  $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Templeton Global Income Securities Fund and receives fees from Advisers based on the average daily net assets of each fund.

The Templeton International Securities Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:


Annualized Fee Rate         Daily Net Assets
----------------------------------------------------------------------------------
        .75%                 First $200 million
        .675%                Over $200 million, up to and including $1.3 billion
        .60%                 Over $1.3 billion

Franklin Templeton Variable Insurance Products Trust
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Franklin Aggressive Growth Securities Fund pays an investment management fee to Advisers based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------    --------------------------------------------------------
        .50%              First $500 million
        .40%              Over $500 million, up to and including $1 billion
        .35%              Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.


The Franklin Small Cap Fund and the Franklin Technology Securities Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------    --------------------------------------------------------
        .55%              First $500 million
        .45%              Over $500 million, up to and including $1 billion
        .40%              Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.


The Templeton Growth Securities Fund pays an investment management fee to TGAL based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------    --------------------------------------------------------
       1.00%              First $100 million
        .90%              Over $100 million, up to and including $250 million
        .80%              Over $250 million, up to and including $500 million
        .75%              Over $500 million


The Franklin Large Cap Growth Securities Fund and the Franklin Rising Dividends Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------    --------------------------------------------------------
        .75%              First $500 million
        .625%             Over $500 million, up to and including $1 billion
        .50%              Over $1 billion


The Franklin Global Health Care Securities Fund and the Franklin Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------    --------------------------------------------------------
        .60%              First $200 million
        .50%              Over $200 million, up to and including $1.3 billion
        .40%              Over $1.3 billion


The Templeton Asset Strategy Fund pays an investment management fee to TIC based on the average net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------    --------------------------------------------------------
        .65%              First $200 million
        .585%             Over $200 million, up to and including $1.3 billion
        .52%              Over $1.3 billion

The Franklin S&P 500 Index Fund pays an investment management fee to Advisers of ..15% per year of the average daily net assets of the fund.

Franklin Templeton Variable Insurance Products Trust
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Under a subadvisory agreement, State Street Global Advisors (SSGA) provides subadvisory services to the Franklin S&P 500 Index Fund and receives fees from Advisers based on the average daily net assets of the fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------------------------------------------------------------------
      .85%               First $200 million
     .765%               Over $200 million, up to and including $1.3 billion
      .68%               Over $1.3 billion

Under a subadvisory agreement, TAML provides subadvisory services to the Templeton International Smaller Companies Fund and receives fees from TIC based on the average daily net assets of the fund.

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each fund.

The Templeton Developing Markets Securities Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Franklin Aggressive Growth Securities Fund, the Franklin Global Health Care Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, the Franklin Technology Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund. The fee is paid by each fund's respective investment managers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Global Health Care Securities Fund, the Franklin Value Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Asset Strategy Fund, the Templeton Developing Markets Securities Fund, the Templeton International Securities Fund, and the Templeton International Smaller Companies Fund, pay administrative fees to FT Services based on the average daily net assets of each fund as follows:

Annualized Fee Rate      Daily Net Assets
--------------------------------------------------------------------------------
         .15%              First $200 million
        .135%              Over $200 million, up to and including $700 million
         .10%              Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Franklin Aggressive Growth Securities Fund, the Franklin S&P 500 Index Fund, the Franklin Small Cap Fund, and the Franklin Technology Securities Fund pay an administrative fee to FT Services of .20%, .10%, .25%, and .25%, respectively, per year of the average daily net assets of each fund.

Advisers and FT Services agreed in advance to waive Class 3 expenses for the Franklin S&P 500 Index Fund, as noted in the Statement of Operations.

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Funds reimburse Distributors up to .25% per year of their average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Funds' shares. No payments were made by the Franklin Zero Coupon Fund - 2005, and the Franklin Zero Coupon - 2010, for the year ended December 31, 2001.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2001, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:


                                                         Franklin                                            Franklin
                             Franklin       Franklin      Global                     Franklin                 Natural
                            Aggressive       Global     Health Care                 Large Cap     Franklin   Resources    Franklin
                             Growth       Communications Securities Franklin High    Growth        Money     Securities  Real Estate
                         Securities Fund Securities Fund   Fund     Income Fund  Securities Fund Market Fund    Fund        Fund
                         -----------------------------------------------------------------------------------------------------------

Capital loss carryovers
   expiring in:
 2002 ................... $       --     $         --  $     --    $        --    $       --       $7,131 $              $       --
 2006 ...................         --               --        --             --            --          371    13,345,991          --
 2007 ...................         --               --        --      2,294,320            --           --     3,374,600          --
 2008 ...................    596,259               --        --     26,944,467            --          486            --   9,921,882
 2009 ...................  7,013,264      156,814,955   751,861     14,292,011     8,952,191           --            --          --
                          ----------------------------------------------------------------------------------------------------------
                          $7,609,523     $156,814,955  $751,861    $43,530,798    $8,952,191       $7,988   $16,720,591  $9,921,882
                          ==========================================================================================================

                                                                             Templeton        Templeton    Templeton     Templeton
           Franklin  Franklin     Franklin       Franklin      Templeton     Developing         Global   International International
            S&P 500  Small Cap   Technology   U.S. Government    Asset         Markets          Income     Securities     Smaller
          Index Fund   Fund    Securities Fund    Fund       Strategy Fund Securities Fund Securities Fund   Fund    Companies Fund
          --------------------------------------------------------------------------------------------------------------------------
Capital loss
   carryovers
   expiring in:
2002 ...  $     -- $        --  $       --    $ 7,388,670    $       --     $         --    $ 1,294,963  $        --    $       --
2003 ...        --          --          --        826,481            --               --      1,605,323           --            --
2005 ...        --          --          --        169,754            --               --             --           --            --
2006 ...        --          --          --             --            --       37,259,962             --           --     2,346,684
2007 ...        --          --          --             --            --       91,657,992      5,870,061           --     1,878,044
2008 ...        --  11,665,898     133,401      5,752,213            --               --      2,370,518           --
2009 ...   957,548  23,892,226   7,339,632             --     5,082,133       62,322,924      1,649,033   25,468,204     1,840,225
          --------------------------------------------------------------------------------------------------------------------------
          $957,548 $35,558,124  $7,473,033    $14,137,118    $5,082,133     $191,240,878    $12,789,898  $25,468,204    $6,064,953
          ==========================================================================================================================

At December 31, 2001, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

 Franklin Global        Franklin           Franklin Large         Franklin             Franklin             Franklin
 Communications        High Income           Cap Growth       Natural Resources       Real Estate         S&P 500 Index
 Securities Fund          Fund             Securities Fund     Securities Fund           Fund                 Fund
------------------------------------------------------------------------------------------------------------------------------------
   $18,271,222         $2,694,464            $9,241,661          $2,525,506           $3,720,342             $59,370

    Franklin                    Franklin                    Mutual                  Templeton               Templeton
    Small Cap                  Technology                  Discovery             Asset Strategy       Developing Markets
      Fund                   Securities Fund            Securities Fund               Fund               Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
   $10,945,756                  $793,206                   $537,492                $3,791,870              $9,226,381

At December 31, 2001, the following funds had deferred currency losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

                                                                                                                         Templeton
Franklin Global    Franklin         Franklin          Mutual                           Templeton         Templeton     International
Communications      Income      Natural Resources    Discovery      Mutual Shares  Developing Markets      Growth         Smaller
Securities Fund Securities Fund  Securities Fund  Securities Fund  Securities Fund   Securities Fund  Securities Fund Companies Fund
-----------------------------------------------------------------------------------------------------------------------------------
    $58,884       $1,066,919          $26              $7,517           $97,292          $309,015          $132,538         $1,533
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, paydown losses, mortgage dollar rolls, bond discounts and premiums.

Franklin Templeton Variable Insurance products Trust
Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares, mortgage dollar rolls, paydown losses, bond discounts and premiums, and financial futures transactions.

For all Funds, except as noted below, the tax characters of distributions paid during the year ended December 31, 2001, were the same for financial statement and tax purposes.

                                       Franklin Global   Franklin Growth                          Franklin Large       Franklin
                                         Health Care       and Income        Franklin Income       Cap Growth       Rising Dividends
                                       Securities Fund   Securities Fund     Securities Fund     Securities Fund    Securities Fund
                                       ---------------------------------------------------------------------------------------------
                                            2001              2001               2001                 2001              2001
                                       ---------------------------------------------------------------------------------------------
Distributions paid from:
Class 1
 Ordinary income ...................     $2,696,750        $20,560,268        $46,963,363         $28,068,297          $ 2,319,864
 Long-term capital gain ............      1,979,420         46,942,987         29,079,764          54,614,209           18,401,424
                                       ---------------------------------------------------------------------------------------------
                                         $4,676,170        $67,503,255        $76,043,127         $82,682,506          $20,721,288
Class 2
 Ordinary income ...................     $   30,612        $   144,252        $   333,162         $   103,348          $    21,159
 Long-term capital gain ............         22,975            329,352            206,294             206,772              167,835
                                       ---------------------------------------------------------------------------------------------
                                         $   53,587        $   473,604        $   539,456         $   310,120          $   188,994
                                       ---------------------------------------------------------------------------------------------

                                          Franklin            Mutual             Mutual            Templeton          Templeton
                                           Value             Discovery           Shares              Asset              Growth
                                       Securities Fund    Securities Fund     Securities Fund     Strategy Fund     Securities Fund
                                       ---------------------------------------------------------------------------------------------
                                            2001                2001              2001                2001               2001
                                       ---------------------------------------------------------------------------------------------
Class 1
 Ordinary income ...................       $425,112        $ 9,925,035        $21,131,284         $11,365,682         $ 60,274,364
 Long-term capital gain ............        409,700         16,589,798         12,425,009          48,298,212          140,520,328
                                       ---------------------------------------------------------------------------------------------
                                           $834,812        $26,514,833        $33,556,293         $59,663,894         $200,794,692
                                       ---------------------------------------------------------------------------------------------
Class 2
 Ordinary income ...................       $224,814        $    98,037        $ 5,029,056         $   700,730         $  4,849,296
 Long-term capital gain ............        226,259            166,538          2,986,085           3,177,737           11,600,238
                                       ---------------------------------------------------------------------------------------------
                                           $451,073        $   264,575        $ 8,015,141         $ 3,878,467         $ 16,449,534
                                       ---------------------------------------------------------------------------------------------


                                                                                                                       Templeton
                                                                                                                     International
                                                                                                                   Securities Fund
                                                                                                                  ----------------
                                                                                                                          2001
                                                                                                                  ----------------
Class 1
 Ordinary income ................................................................................................     $ 52,847,699
 Long-term capital gain .........................................................................................      120,325,303
                                                                                                                      ------------
                                                                                                                      $173,173,002
                                                                                                                      ------------

Class 2
 Ordinary income ...............................................................................................      $ 15,316,898
 Long-term capital gain .........................................................................................       35,524,619
                                                                                                                      ------------
                                                                                                                      $ 50,841,517
                                                                                                                      ------------

Franklin Templeton Variable Insurance Products Trust
Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

At December 31, 2001, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                                Franklin        Franklin Global   Franklin Global   Franklin Growth
                                            Aggressive Growth   Communications      Health Care       and Income      Franklin High
                                             Securities Fund    Securities Fund   Securities Fund   Securities Fund    Income Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................   $ 7,908,579        $298,982,976      $26,391,042       $560,555,860      $240,328,972
                                            ----------------------------------------------------------------------------------------
Unrealized appreciation ...................   $ 1,349,022        $ 16,717,663      $ 4,098,564       $108,509,147      $  4,263,716
Unrealized depreciation ...................      (942,742)        (50,136,637)      (1,904,528)       (11,027,487)      (94,599,237)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $   406,280        $(33,418,974)     $ 2,194,036       $ 97,481,660      $(90,335,521)
                                            ----------------------------------------------------------------------------------------

Undistributed ordinary income .............   $        --        $  1,658,754      $        --       $ 18,222,470      $ 20,039,771
Undistributed long-term capital gains .....            --                  --               --         35,312,497                --
                                            ----------------------------------------------------------------------------------------
Distributable earnings ....................   $        --        $  1,658,754      $        --       $ 53,534,967      $ 20,039,771
                                            ----------------------------------------------------------------------------------------

                                                                Franklin Large        Franklin                         Franklin
                                              Franklin Income     Cap Growth      Natural Resources  Franklin Real  Rising Dividends
                                              Securities Fund   Securities Fund    Securities Fund    Estate Fund   Securities Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................   $ 603,125,857      $279,975,380      $31,487,328       $187,567,869      $244,934,206
                                            ----------------------------------------------------------------------------------------
Unrealized appreciation ...................   $  68,403,935      $ 55,119,405      $ 4,709,188       $ 46,847,501      $118,021,369
Unrealized depreciation ...................    (126,599,446)      (30,339,581)      (3,039,316)        (4,159,182)       (5,391,639)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $ (58,195,511)     $ 24,779,824      $ 1,669,872       $ 42,688,319      $112,629,730
                                            ----------------------------------------------------------------------------------------
Undistributed ordinary income .............   $  52,381,865      $  2,015,780      $   359,755       $  9,745,671      $  4,796,344
Undistributed long-term capital gains .....       5,290,361                --               --                 --         7,372,670
                                            ----------------------------------------------------------------------------------------
Distributable earnings ....................   $  57,672,226      $  2,015,780      $   359,755       $  9,745,671      $ 12,169,014
                                            ----------------------------------------------------------------------------------------

                                              Franklin S&P 500  Franklin Small  Franklin Technology  Franklin U.S.    Franklin Value
                                                 Index Fund        Cap Fund       Securities Fund   Government Fund  Securities Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................   $ 76,673,378       $621,575,736      $14,848,717       $412,105,819      $62,010,589
                                            ----------------------------------------------------------------------------------------
Unrealized appreciation ...................   $  6,125,844       $142,142,999      $ 1,589,828       $ 13,403,012      $ 9,058,816
Unrealized depreciation ...................    (17,486,988)       (93,308,631)      (2,466,465)        (2,450,867)      (3,970,474)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $(11,361,144)      $ 48,834,368      $ (876,637)       $ 10,952,145      $ 5,088,342
                                            ----------------------------------------------------------------------------------------

Undistributed ordinary income .............   $    523,987       $ 2,200,459       $       --        $ 26,478,388      $ 1,791,636
Undistributed long-term capital gains .....             --                --               --                  --        1,717,961
                                            ----------------------------------------------------------------------------------------
Distributable earnings ....................   $    523,987       $ 2,200,459       $       --        $ 26,478,388      $ 3,509,597
                                            ----------------------------------------------------------------------------------------

                                               Franklin           Franklin            Mutual             Mutual         Templeton
                                              Zero Coupon        Zero Coupon         Discovery           Shares           Asset
                                              Fund - 2005        Fund - 2010       Securities Fund    Securities Fund  Strategy Fund
                                            ----------------------------------------------------------------------------------------
Investments at cost .......................   $54,060,877        $45,966,797       $154,235,364      $601,303,998      $564,614,050
                                            ----------------------------------------------------------------------------------------
Unrealized appreciation ...................   $ 6,377,481        $ 5,484,349       $ 20,732,836      $ 81,821,844      $ 72,547,558
Unrealized depreciation ...................          (349)          (371,917)        (9,129,677)      (17,157,792)      (99,733,496)
                                            ----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $ 6,377,132        $ 5,112,432       $ 11,603,159      $ 64,664,052      $(27,185,938)
                                            ----------------------------------------------------------------------------------------

Undistributed ordinary income .............   $ 3,839,210        $ 3,247,647       $ 4,355,945       $  6,140,290      $ 9,870,187
Undistributed long-term capital gains .....       160,070          1,889,369         1,019,651         16,803,191
                                            ----------------------------------------------------------------------------------------
Distributable earnings ....................   $ 3,999,280        $ 5,137,016       $ 5,375,596       $ 22,943,481      $ 9,870,187
                                            ----------------------------------------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES (cont.)

                                                                                                                       Templeton
                                               Templeton         Templeton          Templeton        Templeton       International
                                           Developing Markets   Global Income        Growth        International        Smaller
                                            Securities Fund    Securities Fund   Securities Fund  Securities Fund    Companies Fund
                                           ----------------------------------------------------------------------------------------
Investments at cost ....................     $346,669,935       $66,786,733       $1,079,805,169    $846,003,672       $27,230,156
                                           ----------------------------------------------------------------------------------------
Unrealized appreciation ................     $ 24,783,563       $ 1,018,673       $  122,728,775    $128,588,453       $ 5,018,542
Unrealized depreciation ................      (60,615,465)       (3,958,640)        (136,218,874)   (170,205,189)       (2,738,081)
                                           ----------------------------------------------------------------------------------------
Net unrealized appreciation
    (depreciation) .....................     $(35,831,902)      $(2,939,967)      $  (13,490,099)   $(41,616,736)      $ 2,280,461
                                           ----------------------------------------------------------------------------------------

Undistributed ordinary income ..........     $  4,808,850       $   736,749       $   33,214,110    $ 13,066,295       $   582,216
Undistributed long-term capital gains ..               --                --           11,729,416              --               --
                                           ----------------------------------------------------------------------------------------
Distributable earnings .................     $  4,808,850       $   736,749       $   44,943,526    $ 13,066,295       $   582,216
                                           ----------------------------------------------------------------------------------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

                                               Franklin        Franklin Global   Franklin Global   Franklin Growth
                                            Aggressive Growth   Communications     Health Care       and Income      Franklin High
                                            Securities Fund    Securities Fund   Securities Fund   Securities Fund    Income Fund
                                            ---------------------------------------------------------------------------------------
Purchases ..............................       $16,360,360      $342,427,472       $36,421,419       $827,688,219       $49,391,840
Sales ..................................       $18,401,642      $406,747,718       $42,959,998       $927,830,746       $73,324,784

                                                               Franklin Large       Franklin                           Franklin
                                             Franklin Income    Cap Growth      Natural Resources  Franklin Real   Rising Dividends
                                             Securities Fund   Securities Fund   Securities Fund    Estate Fund     Securities Fund
                                             --------------------------------------------------------------------------------------
Purchases ..............................      $179,025,461      $258,429,734       $30,623,648       $101,771,804       $40,335,457
                                             --------------------------------------------------------------------------------------
Sales ..................................      $217,763,348      $331,551,669       $40,332,227       $ 61,717,911       $83,770,737

                                                                                  Franklin
                                             Franklin S&P 500   Franklin Small   Technology         Franklin U.S.    Franklin Value
                                               Index Fund          Cap Fund      Securities Fund   Government Fund  Securities Fund
                                             --------------------------------------------------------------------------------------
Purchases ..............................       $29,310,618      $277,304,768       $27,484,499       $119,094,892       $45,728,377
Sales ..................................       $12,484,912      $188,334,702       $20,364,025       $158,719,929       $17,337,549

                                              Franklin         Franklin           Mutual            Mutual           Templeton
                                             Zero Coupon      Zero Coupon       Discovery           Shares              Asset
                                             Fund - 2005       Fund - 2010     Securities Fund    Securities Fund    Strategy Fund
                                             --------------------------------------------------------------------------------------
Purchases ..............................        $1,226,095       $12,441,660      $ 96,109,382       $339,718,384      $203,401,805
Sales ..................................        $8,785,321       $21,488,424      $101,320,909       $231,520,988      $217,657,996

                                                                                                                      Templeton
                                                Templeton         Templeton       Templeton           Templeton      International
                                            Developing Markets   Global Income      Growth          International       Smaller
                                             Securities Fund   Securities Fund   Securities Fund  Securities Fund    Companies Fund
                                            ---------------------------------------------------------------------------------------
Purchases ..............................      $255,673,718       $84,184,614      $328,805,682       $164,677,693       $16,682,407
Sales ..................................      $233,685,411       $96,243,993      $499,675,954       $180,881,545       $13,860,164

Transactions in call options written during the year ended December 31, 2001 were as follows:

Mutual Discovery Securities Fund

                                                  Number of       Premiums
                                                  Contracts       Received
                                                 -------------------------
   Options outstanding at December 31, 2000 ..           --        $   --
   Options written ...........................           39         9,328
   Options exercised .........................          (39)       (9,328)
                                                 -------------------------
   Options outstanding at December 31, 2001 ..           --        $   --
                                                 -------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS (cont.)


Mutual Shares Securities Fund

                                                   Number of     Premiums
                                                   Contracts     Received
                                                  ----------    -----------
   Options outstanding at December 31, 2000 .....      32       $  6,530
   Options written ..............................     158         42,959
   Options expired ..............................     (32)        (6,530)
   Options terminated in closing transactions ...     (28)       (11,306)
   Options exercised ............................    (130)       (31,653)
                                                   -------------------------
   Options outstanding at December 31, 2001 .....      --        $     --
                                                   =========================


6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS

At December 31, 2001, certain funds have outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at each fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Mutual Discovery Securities Fund




                                                                                   In                            Unrealized
Contracts to Buy:                                                              Exchange For  Settlement Date    Gains/(Losses)
-------------------------------------------------------------------------------------------------------------------------------
 21,510,918  Swedish Krona .............................................    U.S.   $ 2,010,598    2/21/02      U.S. $    34,208
                                                                                   -----------                      -----------

Contracts to Sell:
------------------------------------------------------------------------
  1,710,000  Danish Krone ..............................................    U.S.   $   208,536    1/16/02      U.S. $     3,925
  1,779,250  South African Rand ........................................               209,311    1/23/02                61,780
  6,240,313  British Pounds ............................................             9,098,377    2/04/02                35,706
 12,955,491  Canadian Dollars ..........................................             8,364,738    2/19/02               251,177
 58,341,842  Swedish Krona .............................................             5,706,124    2/21/02               160,207
 21,664,538  Norwegian Krone ...........................................             2,404,079    4/15/02                18,732
800,000,000  South Korean Won ..........................................               614,554    5/16/02                12,667
    164,107  Swiss Francs ..............................................               100,000    6/13/02                 1,122
248,506,690  Japanese Yen ..............................................             1,932,400    6/21/02                18,800
                                                                                   -----------                      -----------
                                                                            U.S.   $28,638,119                 U.S  $   564,116
                                                                                   -----------                      -----------

Cross Currency Contracts:
------------------------------------------------------------------------
    669,000  European Unit .............................................    SEK      6,466,220    2/21/02           $    20,208
                                                                                   -----------                      -----------

    Unrealized gain on forward exchange contracts                                                              U.S. $   618,532
                                                                                                                    -----------

Contracts to Buy:
------------------------------------------------------------------------
    700,000  Danish Krone ..............................................    U.S.   $    85,569    1/16/02      U.S. $   (1,811)
  6,092,807  Canadian Dollars ..........................................             3,867,940    2/19/02              (52,232)
 14,351,238  Swedish Krona .............................................             1,385,641    2/21/02              (21,427)
                                                                                   -----------                      -----------
                                                                            U.S.   $ 5,339,150                U.S.  $  (75,470)
                                                                                   -----------                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (continued)

6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (cont.)

Mutual Discovery Securities Fund (cont.)
                                                                              In                                     Unrealized
Contracts to Sell:                                                       Exchange For         Settlement Date      Gains/(Losses)
------------------------------------------------------------------------------------------------------------------------------------
14,790,616  Danish Krone .........................................  U.S.  $ 1,695,585              1/16/02       U.S. $ (74,192)
25,156,859  European Unit ........................................         22,100,956              1/16/02             (283,631)
   700,000  British Pounds .......................................          1,016,908              1/16/02                 (912)
 3,358,306  European Unit ........................................          2,928,443              2/04/02              (57,492)
32,963,000  Swedish Krona ........................................          3,110,392              2/21/02              (23,038)
 7,019,610  Swiss Francs .........................................          4,223,592              6/13/02               (5,859)
                                                                          -----------                                 ----------
                                                                    U.S.  $35,075,876                                  (445,124)
                                                                          -----------                                 ----------

   Net unrealized loss on offsetting forward exchange contracts ..                                                      (21,692)
                                                                                                                      ----------
     Unrealized loss on forward exchange contracts ...............                                                     (542,286)
                                                                                                                      ----------
      Net unrealized gain on forward exchange contracts ..........                                               U.S. $  76,246
                                                                                                                      ----------

Mutual Shares Securities Fund

                                                                             In                                     Unrealized
Contracts to Buy                                                        Exchange For          Settlement Date     Gains/(Losses)
---------------------------------------------------------------------------------------------------------------------------------
 1,359,251  Swedish Krona ........................................   U.S. $   126,382              2/21/02       U.S. $  2,827
                                                                           ----------                                 ---------

Contracts to Sell:
-------------------------------------------------------------------
  2,067,246  Danish Krone ........................................   U.S. $    250,676              1/16/02      U.S.  $   3,319
  3,268,119  European Unit .......................................           2,948,321              1/16/02               40,346
  1,477,310  European Unit .......................................           1,330,153              2/04/02               16,648
 16,140,808  British Pounds ......................................          23,533,298              2/04/02               92,355
 12,106,949  Canadian Dollars ....................................           7,792,307              2/19/02              210,158
  2,018,056  Swedish Krona .......................................             197,297              2/21/02                5,463
  1,912,273  European Unit .......................................           1,712,912              2/27/02               14,051
 14,663,500  Norwegian Krone .....................................           1,627,499              4/15/02               12,992
    726,081  Swiss Francs ........................................             442,340              6/13/02                4,862
833,029,252  Japanese Yen ........................................           6,479,546              6/21/02               64,890
                                                                            -----------                                 ----------
                                                                          $ 46,314,349                           U.S.    465,084
                                                                            -----------                                 ---------

Cross Currency Contracts:
------------------------------------------------------------------
   300,000  European Unit ........................................     GBP    188,040    2/04/02                      $   6,351
                                                                           ----------                                 ---------
    24,500  European Unit ........................................     SEK    236,805    2/21/02                            740
                                                                           ----------                                 ---------
 Net unrealized gain on offsetting forward exchange contracts ....                                                        8,010
                                                                                                                      ---------
   Unrealized gain on forward exchange contracts .................                                               U.S. $ 483,012
                                                                                                                      ---------


                                                                             In                                   Unrealized
Contracts to Buy:                                                      Exchange For           Settlement Date   Gains/(Losses)
------------------------------------------------------------------------------------------------------------------------------------
 1,515,000  Canadian Dollars .....................................  U.S.  $   959,540              2/19/02     U.S.   $ (10,750)
   460,000  Swedish Krona ........................................             43,918              2/21/02                 (191)
   850,000  Norwegian Krone ......................................             94,287              4/15/02                 (699)
                                                                          -----------                               -----------
                                                                    U.S.  $ 1,097,745                          U.S.   $ (11,640)
                                                                          -----------                               -----------

Franklin Templeton Variable Insurance Products Trust
Notes to Financial Statements (continued)




6. FINANCIAL FUTURES AND FORWARD CURRENCY CONTRACTS (cont.)

Mutual Shares Securities Fund (cont.)


                                                                                   In                                 Unrealized
Contracts to Sell:                                                              Exchange For    Settlement Date      Gains/(Losses)
                                                                               -----------------------------------------------------
14,939,778  Danish Krone ..............................................   U.S. $ 1,732,482         1/16/02          U.S. $ (55,143)
27,509,390  European Unit .............................................         24,152,688         1/16/02                (325,183)
 3,335,420  British Pounds ............................................          4,836,935         1/16/02                 (12,710)
 4,620,874  European Unit .............................................          4,039,495         2/04/02                 (69,014)
 1,646,320  British Pounds ............................................          2,353,643         2/04/02                 (37,272)
    38,000  Swedish Krona .............................................              3,601         2/21/02                     (11)
 1,374,087  European Unit .............................................          1,216,330         2/27/02                  (4,407)
 1,741,463  Norwegian Krone ...........................................            191,294         4/15/02                    (448)
 7,324,646  Swiss Francs ..............................................          4,407,128         6/13/02                   6,113)
                                                                               ------------                               ----------
                                                                          U.S. $42,933,596                                (510,301)
                                                                               ------------                               ----------
 Net unrealized loss on offsetting forward exchange contracts .........                                                    (85,209)
                                                                                                                          ----------
 Unrealized loss on forward exchange contracts ........................                                                   (607,150)
                                                                                                                          ----------
 Net unrealized loss on forward exchange contracts ....................                                             U.S. $(124,138)
                                                                                                                          ----------

As of December 31, 2001, the Franklin S&P 500 Index Fund had the following financial futures contracts outstanding:

Contracts to Buy                                        Number of Contracts  Delivery Date  Contract Face Value    Unrealized Gain
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index, March 02 .............................               8           3/14/02        $2,254,914                 $43,486


7. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Income Fund, the Franklin Income Securities and the Franklin Growth and Income Securities have 100%, 38.9% and 5.5%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

At December 31, 2001, the Franklin High Income Fund, the Franklin Income Securities Fund, the Mutual Discovery Securities Fund, and the Mutual Shares Securities Fund held defaulted securities with values aggregating $4,677,110, $7,330,753, $9,773,970, and $30,316,480, respectively, representing 3.1%, 1.4%,
19.2%, and 4.6%, respectively, of each fund's net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2001 were as follows:


 Principal
  Amount/

  Shares     Issuer                                                               Acquisition Date        Cost             Value
----------------------------------------------------------------------------------------------------------------------------------
Franklin Aggressive Growth Securities Fund
      944    Micro Photonix Integration Corp., pfd., C (.02% of net assets)            6/23/00        $  5,962            $  1,888
                                                                                                                          ---------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (unaudited) (continued)

8. RESTRICTED SECURITIES (cont.)

 Principal
  Amount/
  Shares     Issuer                                                                     Acquisition Date       Cost         Value
------------------------------------------------------------------------------------------------------------------------------------
Franklin High Income Fund
   377,088   International Wireless Communications Holdings Inc.
             (.15% of net assets) . ............................................            4/07/00        $  754,176    $  226,253
                                                                                                                         ----------
Franklin Small Cap Fund
    41,093   3 Ware Inc., pfd., D ..............................................            7/28/00        $  229,176    $   31,231
$  113,680   3 Ware Inc., cvt., zero cpn., 2/28/02 .............................     10/18/01 - 12/03/01      113,680       113,680
   116,889   Auspex Systems, Inc. ..............................................            9/22/00           930,729       210,400
                                                                                                                         ----------
             Total Restricted Securities (.05% of net assets) ..................                                         $  355,311
                                                                                                                         ----------
Franklin Technology Securities Fund
     1,384   Micro Photonix Integration Corp., pfd., C (.02% of net assets) ....            6/23/00        $    8,740    $    2,768
                                                                                                                         ----------
Mutual Discovery Securities Fund
     1,070    Montpelier Re Holdings Ltd. ......................................           12/11/01        $  107,000    $  107,000
   477,000    Nippon Investment LLC ............................................            2/14/01           477,000       477,000
     2,140    Olympus Re Holdings Ltd. .........................................           12/19/01           214,000       214,000
    13,770    Security Capital European Realty .................................            4/8/98            275,400       201,799
     5,000    White Mountains Insurance Group Inc. (Restricted Shares) .........            6/1/01          1,000,000     1,653,000
                                                                                                                         ----------
             Total Restricted Securities (1.56% of net assets) .................                                         $2,652,799
                                                                                                                         ----------

Mutual Shares Securities Fund
     8,140   Montpelier Re Holdings Ltd. .......................................           12/11/01        $  814,000    $  814,000
 1,148,000   Nippon Investment LLC .............................................            2/14/01         1,148,000     1,148,000
    16,280   Olympus Re Holdings Ltd. ..........................................           12/19/01         1,628,000     1,628,000
    27,030   Security Capital European Realty ..................................            4/8/98            540,600       396,125
    15,000   White Mountains Insurance Group Inc. (Restricted Shares) ..........            6/1/01          3,000,000     4,959,000
                                                                                                                         ----------
             Total Restricted Securities (1.35% of net assets) .................                                         $8,945,125
                                                                                                                         ----------

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2001 were as shown below

                                      Number of Shares                         Number of Shares                            Realized
                                         Held At           Gross      Gross        Held At       Value At      Dividend     Capital
Name of Issuer                        Beginning of Year  Additions  Reductions   End of Year    End of Year     Income       Losses
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund
Consorcio G Grupo Dina SA de CV, cvt.,
 8.00%, 8/08/04                         5,657,000           --         5,657,000     --            $ *           --      (2,577,310)
Consorcio G Grupo Dina
 SA de CV, L, ADR                          75,850           --            75,850     --              *           --        (650,562)
                                                                                               ------------------------------------
      Total non-controlled affiliated issuers                                                      $--          $--     $(3,227,872)
                                                                                               ------------------------------------

*As of December 31, 2001, no longer an affiliate.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Notes to Financial Statements (unaudited) (continued)

10. LIQUIDATION OF TEMPLETON PACIFIC GROWTH FUND

On March 30, 2001, as a result of a substitution transaction, the Templeton International Securities Fund acquired all of the net assets of the Templeton Pacific Growth Fund. In connection with this liquidation, the Templeton International Securities Fund acquired the portfolio securities and other assets and liabilities of the liquidating fund in exchange for capital shares with an equivalent value.

The Templeton International Securities Fund acquired net assets from the Templeton Pacific Growth Fund in the amount of $39,368,803 and issued 2,347,649 Class 1 shares and 5,573 Class 2 shares.

11. OTHER CONSIDERATIONS

Advisers, as the funds' investment manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently the manager serves on the bondholder committees of Anacomp Inc., Arch Escrow Corp., Consoltex Group Inc., E&S Holdings Corp., Holt Group Inc., Metrocall Inc., and Styling Technology Corp. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the fund's manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Independent Auditors' Report


To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Templeton Variable Insurance Products Trust (hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Templeton Asset Strategy Fund, Templeton Developing Markets Securities Fund, and Templeton International Securities Fund for each of the two years in the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002>

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2001.

Franklin Growth                                Franklin                                     Franklin          Franklin
 and Income         Franklin Income        Rising Dividends         Franklin Value         Zero Coupon       Zero Coupon
Securities Fund     Securities Fund         Securities Fund         Securities Fund        Fund - 2005       Fund - 2010
-------------------------------------------------------------------------------------------------------------------------
 $35,314,434          $5,290,549              $7,375,027              $1,718,213            $160,362         $1,889,461

   Mutual               Mutual                 Templeton
  Discovery             Shares                  Growth
Securities Fund     Securities Fund         Securities Fund

----------------------------------------------------------
 $1,019,956           $16,804,658             $11,729,729

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

    Franklin        Franklin Global  Franklin Global   Franklin Growth                       Franklin Large          Franklin
Aggressive Growth   Communications     Health Care       and Income      Franklin Income     Cap Growth         Natural  Resources
 Securities Fund    Securities Fund  Securities Fund   Securities Fund   Securities Fund    Securities Fund       Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
     38.52%              100%             4.12%            73.13%            21.30%              13.65%                  100%

    Franklin                            Franklin                             Mutual              Mutual             Templeton
Rising Dividends   Franklin S&P 500     Small Cap      Franklin Value       Discovery           Shares                Asset
 Securities Fund      Index Fund          Fund         Securities Fund   Securities Fund     Securities Fund      Strategy Fund
------------------------------------------------------------------------------------------------------------------------------------
      100%               100%            41.83%            89.86%             6.10%              13.31%                11.80%

    Templeton
     Growth

 Securities Fund
----------------
     15.26%

At December 31, 2001, more than 50% of the Mutual Discovery Securities Fund, Templeton Asset Strategy Fund, Templeton Developing Markets Securities Fund, Templeton Growth Securities Fund, Templeton International Securities Fund, and the Templeton International Smaller Companies Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the funds on these investments. The funds intend to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2002 distribution, to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2002 semi-annual report of the funds.>

Trustees and Officers

The name, age and address of the members of the Trust's Board of Trustees, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.

Independent Trustees

                                                           Number of
                                                       Portfolios in Fund
                                         Length of      Complex Overseen
Name, Age and Address         Position   Time Served      by Trustee*     Other Directorships Held
---------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80)     Trustee    Since 1988           108         Formerly, Director, MotherLode Gold Mines
One Franklin Parkway,                                                     Consolidated (goldmining) (until 1996) and Vacu-Dry
San Mateo, CA 94403-1906                                                  Co. (food processing) (until1996).

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company).
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)         Trustee    Since 1988           139         Director, RBC Holdings, Inc. (bank holding company)
One Franklin Parkway,                                                     and Bar-SFoods (meat packing company).
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Formerly , President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (73)        Trustee    Since 1998            44         Formerly, member and Chairman of the Board, Sutter
One Franklin Parkway,                                                     CommunityHospitals; member, Corporate Board, Blue
San Mateo, CA 94403-1906                                                  Shield of California; andChief Counsel, California
                                                                          Department of Transportation.

Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS).
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)      Trustee    Since 1989           140         None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)        Trustee    Since 1988           108         Director, The California Center for Land Recycling
One Franklin Parkway,                                                     (redevelopment).
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, Las Olas L.P. (Asset Management) and formerly, Chairman, Peregrine Venture Management Company (venture capital);
General Partner, Miller &LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds.
----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)        Trustee    Since 1993           139         Director, Martek Biosciences Corporation, WorldCom,
One Franklin Parkway,                                                     Inc.(communications services), MedImmune, Inc.
San Mateo, CA 94403-1906                                                  (biotechnology),Overstock.com (Internet services),
                                                                          and Spacehab, Inc. (aerospaceservices); and
                                                                          formerly, Chairman, White River
                                                                          Corporation(financial services) (until 1998) and
                                                                          Hambrecht & Quist Group(investment banking) (until
                                                                          1992).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly President, National Association of
Securities Dealers, Inc.(until 1987).
----------------------------------------------------------------------------------------------------------------------------------

Interested Trustees and Fund Officers

                                                                                           Number of
                                                                                       Portfolios in Fund
                                                                   Length of            Complex Overseen
Name, Age and Address                              Position        Time Served            by Trustee*     Other Directorships Held
----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (68)                          Director        Director and                139        None
One Franklin Parkway,                              and             Trustee since
San Mateo, CA 94403-1906                           Trustee         1988

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (45)                          President       President                    38        None
One Franklin Parkway,                              and             and Trustee
San Mateo, CA 94403-1906                           Trustee         since 1988

Principal Occupation During Past 5 Years:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton
Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board,
President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)                      Vice            Vice                        120        None
One Franklin Parkway,                              President       President
San Mateo, CA 94403-1906                           and             and Trustee
                                                   Trustee         since 1988

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
***CHRISTOPHER H. PINKERTON (43)                   Trustee         Since 2001                   27        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division, Allianz
Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing,
Nationwide Financial Services (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)                               Vice            Since 1988                 None        None
One Franklin Parkway,                              President
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)                            Vice            Vice                       None        None
One Franklin Parkway,                              President       President
San Mateo, CA 94403-1906                           and             and Chief
                                                   Chief           Financial
                                                   Financial       Officer since
                                                   Officer         1995

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc. ; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                            Number of
                                                                                        Portfolios in Fund
                                                                      Length of          Complex Overseen
Name, Age and Address                           Position              Time Served          by Trustee*     Other Directorships Held
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)                              Vice President        Since 2000               None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc.
and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and
Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources
Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)                           Vice President        Since 2000               None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.;
officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)                            Vice President        Since 1988               None        None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of Franklin Resources,
Inc. and of 29 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)                       Treasurer and         Since 1995               None        None
One Franklin Parkway,                           Principal
San Mateo, CA 94403-1906                        Accounting
                                                Officer

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)                          Vice President        Since 2000               None        None
One Franklin Parkway,                           and Secretary
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

 *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles
  E. Johnson's status as an interested person results from his position as an officer of Franklin Resources, Inc.
***Mr. Pinkerton is considered an "interested person" of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


 The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request. Contract owners may call 1-800 321-8563 or their insurance companies to request the Trust's SAI.

[LETTERHEAD OF FRANKLIN TEMPLETON INVESTMENTS]

Annual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Accounts") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.